                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSR

                  CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

                 Investment Company Act file number: 811-10183

                          MET INVESTORS SERIES TRUST
--------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)

                           5 Park Plaza, Suite 1900
                               Irvine, CA 92614
--------------------------------------------------------------------------------
              (Address of principal executive offices)(Zip code)

        (Name and Address of Agent for Service)         Copy to:

                  Elizabeth M. Forget            Robert N. Hickey, Esq.
                  ___________________           Sullivan & Worcester LLP
                       President                  1666 K Street, N.W.
              Met Investors Series Trust         Washington, D.C. 20006
               5 Park Plaza, Suite 1900
                   Irvine, CA 92614

      Registrant's telephone number, including area code: (800) 848-3854

Date of fiscal year end: December 31

Date of reporting period: June 30, 2006

ITEM 1: REPORTS TO SHAREHOLDERS.

                                 MET INVESTORS
                                 SERIES TRUST


                      Met/AIM Small Cap Growth Portfolio
                   Batterymarch Growth and Income Portfolio
                     Batterymarch Mid-Cap Stock Portfolio
                       Dreman Small-Cap Value Portfolio
                        Federated High Yield Portfolio
                         Cyclical Growth ETF Portfolio
                   Cyclical Growth and Income ETF Portfolio
                     Goldman Sachs Mid-Cap Value Portfolio
                    Harris Oakmark International Portfolio
                       Janus Aggressive Growth Portfolio
                     Janus Capital Appreciation Portfolio
                           Lazard Mid-Cap Portfolio
                 Legg Mason Partners Managed Assets Portfolio
                       Legg Mason Value Equity Portfolio
                    Loomis Sayles Global Markets Portfolio
                     Lord Abbett America's Value Portfolio
                     Lord Abbett Bond Debenture Portfolio
                    Lord Abbett Growth and Income Portfolio
                  Lord Abbett Growth Opportunities Portfolio
                      Lord Abbett Mid-Cap Value Portfolio
                       Mercury Large-Cap Core Portfolio
                     MetLife Aggressive Strategy Portfolio
                      MetLife Balanced Strategy Portfolio
                     MetLife Defensive Strategy Portfolio
                       MetLife Growth Strategy Portfolio
                      MetLife Moderate Strategy Portfolio
                   MFS(R) Emerging Markets Equity Portfolio
                    MFS(R) Research International Portfolio
                            MFS(R) Value Portfolio
                    Neuberger Berman Real Estate Portfolio
                  Oppenheimer Capital Appreciation Portfolio
                   PIMCO Inflation Protected Bond Portfolio
                         PIMCO Total Return Portfolio
                            Pioneer Fund Portfolio
                        Pioneer Mid-Cap Value Portfolio
                  Met/Putnam Capital Opportunities Portfolio
                        RCM Global Technology Portfolio
                    Third Avenue Small Cap Value Portfolio
                    T. Rowe Price Mid-Cap Growth Portfolio
                        Turner Mid-Cap Growth Portfolio
                         Van Kampen Comstock Portfolio


                              SEMI-ANNUAL REPORT

                                 JUNE 30, 2006

--------------------------------------------------------------------------------
MET/AIM SMALL CAP GROWTH PORTFOLIO                 FOR THE PERIOD ENDED 6/30/06
MANAGED BY AIM CAPITAL MANAGEMENT, INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


ECONOMIC OVERVIEW & OUTLOOK

After posting strong performance during the first four months of 2006, domestic equities retreated during May and June as investors became increasingly concerned about inflation and the likelihood of future interest rate hikes by the Federal Reserve Board, and the possibility that higher rates might hinder continued economic expansion. While small-capitalization stocks were the hardest hit during this recent market pullback, they outperformed mid- and large-cap stocks during the six month reporting period. Positive performance was broad among the Russell 2000(R) Index's economic sectors, with the best returns found in the materials, telecom and energy sectors.

PORTFOLIO OVERVIEW

From January 1 through June 30, 2006, the Met/AIM Small Cap Growth Portfolio (Class B) posted a return of 6.72%, underperforming its benchmark, the Russell 2000(R) Index, which posted a return of 8.21%. Underperformance versus the benchmark index was driven primarily by underperformance in two sectors--information technology and healthcare.

In the information technology sector, stock selection in several industry groups negatively impacted performance, including technology hardware & equipment and software/services. Additionally, an overweight position in the overall sector detracted from performance. Underperformance in the healthcare sector was also driven largely by stock selection in the healthcare equipment and services industry group.

The Portfolio outperformed the Russell 2000(R) Index in eight out the ten economic sectors, with the widest margin of outperformance in the industrials, energy and materials sectors. In the industrials sector, specific areas of strength included holdings in the capital goods and transportation industry groups. An overweight position and stock selection drove performance in the energy sector. Solid stock selection in the materials sector also drove outperformance versus the Russell 2000(R) Index.

While overall positioning of the Portfolio was little changed during the period, the largest additions were made to retailing stocks in the consumer discretionary sector and capital goods stocks in the industrials sector. The largest reductions were made in the materials sector, commercial services/supplies holdings in the industrials sector and consumer durables and apparel holdings in the consumer discretionary sector. All changes to the Portfolio were based on our bottom-up stock selection process of identifying high quality growth companies trading at what we believe are attractive valuations.

JULIET ELLIS
JUAN HARTSFIELD
Portfolio Manager
AIM CAPITAL MANAGEMENT, INC.
The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/06

                                                  Percent of
                   Description                    Net Assets
                   -----------------------------------------
                   Euronet Worldwide, Inc.          1.25%
                   -----------------------------------------
                   SBA Communications Corp.         1.20%
                   -----------------------------------------
                   Thomas & Betts Corp.             1.19%
                   -----------------------------------------
                   FMC Technologies, Inc.           1.16%
                   -----------------------------------------
                   WESCO International, Inc.        1.15%
                   -----------------------------------------
                   Swift Transportation Co., Inc.   1.14%
                   -----------------------------------------
                   VCA Antech, Inc.                 1.10%
                   -----------------------------------------
                   Microsemi Corp.                  1.06%
                   -----------------------------------------
                   Unit Corp.                       1.03%
                   -----------------------------------------
                   Polycom, Inc.                    1.02%
                   -----------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/06

                                    [CHART]

Basic Materials               1.3%
Communications                8.6%
Cyclical                     15.9%
Non-Cyclical                 25.1%
Energy                        9.6%
Financials                    8.0%
Industrials                  16.0%
Technology                   14.8%
Utilities                     0.7%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MET/AIM SMALL CAP GROWTH PORTFOLIO                 FOR THE PERIOD ENDED 6/30/06
MANAGED BY AIM CAPITAL MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                 MET/AIM SMALL CAP GROWTH PORTFOLIO MANAGED BY
 AIM CAPITAL MANAGEMENT, INC. VS. RUSSELL 2000(R) INDEX/1/ AND RUSSELL 2000(R)
                                GROWTH INDEX/4/
                           Growth Based on $10,000+

                                     [CHART]

                                                Russell 2000
                    Russell 2000      Fund      Growth Index
                    ------------      ----      ------------
     10/9/2001         $10,000      $10,000       $10,000
    12/31/2001          11,891       11,890        12,671
     3/31/2002          12,365       11,540
     6/30/2002          11,333       10,040
     9/30/2002           8,908        8,190
    12/31/2002           9,456        8,620         8,837
     3/31/2003           9,031        8,290
     6/30/2003          11,146       10,010        10,545
     9/30/2003          12,158       10,749
    12/31/2003          13,923       11,969        13,126
     3/31/2004          14,795       12,229
     6/30/2004          14,865       12,380
     9/30/2004          14,439       11,279
    12/31/2004          16,474       12,739        15,005
     3/31/2005          15,594       12,409
     6/30/2005          16,268       12,968        14,467
     9/30/2005          17,031       13,538
    12/31/2005          17,223       13,791        15,629
     3/31/2006          19,624       15,435        17,874
     6/30/2006          18,639       14,718        16,578



    ----------------------------------------------------------------
                                       Average Annual Return/2/
                                    (for the period ended 6/30/06)
    ----------------------------------------------------------------
                                    1 Year 3 Year Since Inception/3/
    ----------------------------------------------------------------
    Met/AIM Small Cap Growth
    Portfolio--Class A              13.31% 13.82%       5.12%
--  Class B                         13.49% 13.72%       8.52%
    Class E                         13.57% 13.83%       6.05%
    ----------------------------------------------------------------
- - Russell 2000(R) Index/1/        14.58% 18.70%      14.44%
    ----------------------------------------------------------------
--  Russell 2000(R) Growth Index/4/ 14.58% 16.27%      11.17%
    ----------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Russell 2000(R) Index is an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000(R) Index. As of the latest reconstitution, the average market capitalization was approximately $762.8 million; the median market capitalization was approximately $613.5 million. The largest company in the index had a market capitalization of $2.0 billion. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of the Class A shares is 1/2/02. Inception of the Class B shares is 10/9/01. Inception of the Class E shares is 4/2/02. Index returns are based on an inception date of 10/9/01.

/4/The Russell 2000(R) Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Index does not include fees or expenses and is not available for direct investment.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BATTERYMARCH GROWTH AND INCOME PORTFOLIO           FOR THE PERIOD ENDED 6/30/06
MANAGED BY BATTERYMARCH FINANCIAL MANAGEMENT, INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


PERFORMANCE

During the two month period ended June 30, 2006, the Portfolio returned -2.75% versus -2.75% for the S&P 500(R) Index.

YOUR PORTFOLIO

Positive stock selection during the May and June, especially in software & services, financials-diversified and retailers was offset by overall negative sector allocation, primarily due to the overweight in technology. Technology was the worst performing sector during the two-month period.

Our stock selection model had a positive top-to-bottom quintile spread on an equal-weighted basis overall and for each of the dimensions during the first half of 2006. The same was true for the second quarter with the exception of the Technical dimension, which was negative.

At quarter-end, your Portfolio remained broadly diversified and attractively valued compared with the benchmark, with a lower 12-month forward P/E and a strong two-year forward earnings growth rate. Looking forward, your Portfolio is focused on stocks that rank attractively relative to their peers across the dimensions of our stock selection model.

MARKET ENVIRONMENT

During the first quarter the US economy continued to grow at a steady pace, with job growth, employment rates and consumer sentiment suggesting a relatively healthy economy. The Fed boosted short term rates for the fifteenth time, the longest sustained tightening in history, and left the door open for further tightening, implying that the economy has adequate strength.

US equities began the year with strong absolute returns, continuing into early May, as the economy appeared to be strong. Returns were generally positive for the April through May 9 period, using the Russell 3000(R) Index as a proxy for the US market to illustrate sector reversals. The strongest sector for this index during this period was energy services while the weakest was health care-services.

On May 10, the Fed signaled that inflation was of increasing concern; investors reacted globally to a re-assessment of prospects for inflation and global growth. Central banks internationally joined the US Fed in tightening monetary policy, draining the global system of liquidity. Such actions had a cumulative effect, causing hedge funds and institutional players to unwind sizeable positions in an effort to control risk exposures. Risk aversion worldwide increased sharply, and stocks that had the best returns early in the year sold off the most sharply.

For the period May 9 to June 13, US sector returns were negative, led down by energy services, which declined significantly for the period, falling 19.4%, followed by materials and technology. While health care-services sector was the only sector with positive returns, utilities and telecommunications also outperformed.
After weeks of price declines within the US sectors, returns stabilized towards the end of June, and leadership returned to the energy-related stocks. All 20 sectors were positive during the recovery. Following energy and energy services, the strongest sectors were transportation, materials and software & services.

OUTLOOK

As the Fed has overshot the mark in the past with respect to both tightening and loosening cycles, there are investor concerns that the Fed raised rates one time too many with the rise in June to 5.25%. In part, that concern contributed to the recent rise in market volatility.

Whether or not there are signs of inflation depends on the basket of goods used in a CPI calculation. One can declare either little sign of inflation if wages are included or definite signs of inflation if energy prices are included. In addition, commodity prices suggest that tight supply and robust demand are adding to inflation. Supply remains tight, bolstering the outlook for a strong pricing environment. If world economies continue to grow although at a more tempered pace, demand should remain at elevated levels with little dampening effect on prices.

Many investors feel that, ultimately, the US consumer will largely dictate what happens to the global economy. Given the record-high debt-to-disposable-income ratio, coupled with seventeen interest rate hikes, the typical consumer is in a precarious position. Our models point to the relative attractiveness of stocks in the energy services and technology sectors while stocks in the consumer sectors and financials-banks appear less attractive.

INVESTMENT RESEARCH UPDATE

Our US, International and Emerging Markets investment teams introduced a new technical factor during the first quarter. Known as the Golden Cross, this factor is predictive of intermediate-term stock price movements and has proven effective for both our long-only portfolios and our long-short strategies. Consisting of two components, the Golden Cross factor signals a security's upward or downward price momentum as well as the magnitude of the trend.

TEAM MANAGED

Yu-Nien (Charles) Ko, CFA, is a Co-Director and Senior Portfolio Manager with the Batterymarch U.S. investment team. Mr. Ko joined Batterymarch in 2000 as a quantitative analyst and was promoted to portfolio manager in 2003 and co-director and senior portfolio manager of the U.S. investment team in 2006. Mr. Ko has seven years of investment experience.

Stephen A. Lanzendorf, CFA is a Co-Director and Senior Portfolio Manager with the Batterymarch U.S. investment team. He joined Batterymarch in 2006. An experienced quantitative strategist, Mr. Lanzendorf previously held responsibilities at Independence Investments and The Colonial Group. He is a member of the Chicago Quantitative Alliance and the Boston Security Analysts Society. Mr. Lanzendorf has 22 years of investment experience.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BATTERYMARCH GROWTH AND INCOME PORTFOLIO           FOR THE PERIOD ENDED 6/30/06
MANAGED BY BATTERYMARCH FINANCIAL MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------



The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/06

                                                      Percent of
                Description                           Net Assets
                ------------------------------------------------
                Exxon Mobil Corp.                       4.49%
                ------------------------------------------------
                Citigroup, Inc.                         2.86%
                ------------------------------------------------
                Chevron Corp.                           1.65%
                ------------------------------------------------
                Bank of America Corp.                   1.61%
                ------------------------------------------------
                AT&T, Inc.                              1.47%
                ------------------------------------------------
                General Electric Co.                    1.44%
                ------------------------------------------------
                ConocoPhillips                          1.42%
                ------------------------------------------------
                Verizon Communications, Inc.            1.32%
                ------------------------------------------------
                Raytheon Co.                            1.32%
                ------------------------------------------------
                International Business Machines Corp.   1.26%
                ------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/06

                                    [CHART]


Basic Materials                  3.3%
Communications                   9.1%
Cyclical                         8.1%
Non-Cyclical                    15.5%
Energy                          15.4%
Financials                      21.1%
Industrials                     14.3%
Technology                      10.3%
Utilities                        2.9%




--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BATTERYMARCH GROWTH AND INCOME PORTFOLIO           FOR THE PERIOD ENDED 6/30/06
MANAGED BY BATTERYMARCH FINANCIAL MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


              BATTERYMARCH GROWTH AND INCOME PORTFOLIO MANAGED BY
        BATTERYMARCH FINANCIAL MANAGEMENT, INC. VS. S&P 500(R) INDEX/1/
                           Growth Based on $10,000+

                                    [CHART]

                       S&P 500 Index      Fund
                       -------------      ----
     6/30/1996           $10,000        $10,000
    12/31/1996            11,169         11,028
    12/31/1997            14,895         14,504
    12/31/1998            19,152         18,671
    12/31/1999            23,182         22,728
    12/30/2000            21,070         19,878
     6/30/2001            19,658         18,149
    12/31/2001            18,565         16,724
    12/31/2002            14,462         13,088
     6/30/2003            16,163         14,439
    12/31/2003            18,610         16,514
    12/30/2004            20,635         18,332
     6/30/2005            20,468         18,035
    12/31/2005            21,649         19,159
     3/31/2006            22,560         19,848
     6/30/2006            22,235         19,551



    ------------------------------------------------------------
                               Average Annual Return/3/
                            (for the period ended 6/30/06)
    ------------------------------------------------------------
    ------------------------------------------------------------
                                                       Since
                       1 Year 3 Year 5 Year 10 Year Inception/4/
    ------------------------------------------------------------
    Batterymarch
    Growth and Income
--  Portfolio--Class A 8.40%  10.63% 1.50%   6.93%     8.98%
    ------------------------------------------------------------
- - S&P 500 Index      8.63%  11.22% 2.49%   8.32%    12.21%
    ------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. This is currently the only active Class in the Portfolio.

/1/The S&P 500(R) Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/4/Inception of Class A shares is 5/16/83. Index returns are based on an inception date of 5/16/83. On May 1, 2006, the assets of The Travelers Growth and Income Stock Account for Variable Annuities were transferred to the Portfolio. The historical performance prior to this period is the performance of the Portfolio's predecessor insurance company separate account managed by an entity which became an affiliate of the Advisor in December 2005 using the same investment objective and similar investment strategies as the Portfolio. The separate account's performance reflects all expenses including Contract charges since such charges were not separately stated from other account expenses. Subsequent to May 1, 2006, the Portfolio's performance will not reflect Contract charges. If Contract charges had been excluded from the performance calculations, the performance numbers would have been higher. Prior to May 1, 2006, the Portfolio was not registered under the Investment Company Act of 1940 ("1940 Act") and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, may have adversely affected its performance.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BATTERYMARCH MID-CAP STOCK PORTFOLIO               FOR THE PERIOD ENDED 6/30/06
MANAGED BY BATTERYMARCH FINANCIAL MANAGEMENT, INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


PERFORMANCE

During the semi-annual period ended June 30, 2006, the Portfolio returned 3.61% versus 4.24% for the S&P MidCap 400(R) Index.

YOUR PORTFOLIO

Positive stock selection and sector allocation in the second quarter were not enough to offset negative results during the first quarter and resulted in overall negative performance, relative to the S&P 400. Both sector allocation and stock selection were negative during February and March. The overweights in energy and energy services were the most negative sector allocation decisions while stock selection in health care was the primary reason for negative overall selection during the two-month period.

Our stock selection model had a positive top-to-bottom quintile spread on an equal-weighted basis overall and for each of the dimensions during the first half of 2006. The same was true for the second quarter with the exception of the technical dimension, which was negative.

At quarter-end, your Portfolio remained broadly diversified and attractively valued compared with the benchmark, with a lower 12-month forward P/E and a strong two-year forward earnings growth rate. Looking forward, your Portfolio is focused on stocks that rank attractively relative to their peers across the dimensions of our stock selection model.

MARKET ENVIRONMENT

During the first quarter the US economy continued to grow at a steady pace, with job growth, employment rates and consumer sentiment suggesting a relatively healthy economy. The Fed boosted short term rates for the fifteenth time, the longest sustained tightening in history, and left the door open for further tightening, implying that the economy has adequate strength.

US equities began the year with strong absolute returns, continuing into early May, as the economy appeared to be strong. Returns were generally positive for the April through May 9 period, using the Russell 3000(R) Index as a proxy for the US market to illustrate sector reversals. The strongest sector for this index during this period was energy services while the weakest was health care-services.

On May 10, the Fed signaled that inflation was of increasing concern; investors reacted globally to a re-assessment of prospects for inflation and global growth. Central banks internationally joined the US Fed in tightening monetary policy, draining the global system of liquidity. Such actions had a cumulative effect, causing hedge funds and institutional players to unwind sizeable positions in an effort to control risk exposures. Risk aversion worldwide increased sharply, and stocks that had the best returns early in the year sold off the most sharply.

For the period May 9 to June 13, US sector returns were negative, led down by energy services, which declined significantly for the period, falling 19.4%, followed by materials and technology. While health care-services sector was the only sector with positive returns, utilities and telecommunications also outperformed.

After weeks of price declines within the US sectors, returns stabilized towards the end of June, and leadership returned to the energy-related stocks. All 20 sectors were positive during the recovery. Following energy and energy services, the strongest sectors were transportation, materials and software & services.

OUTLOOK

As the Fed has overshot the mark in the past with respect to both tightening and loosening cycles, there are investor concerns that the Fed raised rates one time too many with the rise in June to 5.25%. In part, that concern contributed to the recent rise in market volatility.

Whether or not there are signs of inflation depends on the basket of goods used in a CPI calculation. One can declare either little sign of inflation if wages are included or definite signs of inflation if energy prices are included. In addition, commodity prices suggest that tight supply and robust demand are adding to inflation. Supply remains tight, bolstering the outlook for a strong pricing environment. If world economies continue to grow although at a more tempered pace, demand should remain at elevated levels with little dampening effect on prices.

Many investors feel that, ultimately, the US consumer will largely dictate what happens to the global economy. Given the record-high debt-to-disposable-income ratio, coupled with seventeen interest rate hikes, the typical consumer is in a precarious position. Our models point to the relative attractiveness of stocks in the Industrials, Energy Services and Technology sectors while stocks in the consumer sectors and Financials-Banks appear less attractive.

INVESTMENT RESEARCH UPDATE

Our US, International and Emerging Markets investment teams introduced a new Technical factor during the first quarter. Known as the Golden Cross, this factor is predictive of intermediate-term stock price movements and has proven effective for both our long-only portfolios and our long-short strategies. Consisting of two components, the Golden Cross factor signals a security's upward or downward price momentum as well as the magnitude of the trend.

TEAM MANAGED

Yu-Nien (Charles) Ko, CFA, is a Co-Director and Senior Portfolio Manager with the Batterymarch U.S. investment team. Mr. Ko joined Batterymarch in 2000 as a quantitative analyst and was promoted to portfolio manager in 2003 and co-director and senior portfolio manager of the U.S. investment team in 2006. Mr. Ko has seven years of investment experience.

Stephen A. Lanzendorf, CFA is a Co-Director and Senior Portfolio Manager with the Batterymarch U.S. investment team. He joined Batterymarch in 2006. An experienced quantitative strategist, Mr. Lanzendorf previously held responsibilities at Independence

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BATTERYMARCH MID-CAP STOCK PORTFOLIO               FOR THE PERIOD ENDED 6/30/06
MANAGED BY BATTERYMARCH FINANCIAL MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


Investments and The Colonial Group. He is a member of the Chicago Quantitative Alliance and the Boston Security Analysts Society. Mr. Lanzendorf has 22 years of investment experience.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/06

                                              Percent of
                        Description           Net Assets
                        --------------------------------
                        Cummins, Inc.           2.00%
                        --------------------------------
                        Con-way, Inc.           1.90%
                        --------------------------------
                        Tidewater, Inc.         1.80%
                        --------------------------------
                        Radian Group, Inc.      1.65%
                        --------------------------------
                        CSX Corp.               1.60%
                        --------------------------------
                        Millipore Corp.         1.52%
                        --------------------------------
                        Questar Corp.           1.51%
                        --------------------------------
                        Peabody Energy Corp.    1.50%
                        --------------------------------
                        Western Digital Corp.   1.47%
                        --------------------------------
                        Harris Corp.            1.30%
                        --------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/06

                                    [CHART]

Consumer Discretionary                         11.6%
Consumer Staples                                1.1%
Energy                                         11.3%
Financials                                     17.7%
Health Care                                     6.9%
Industrials                                    21.5%
Information Technology                         13.5%
Materials                                      10.0%
Telecommunication Services                      0.5%
Utilities                                       5.9%




--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BATTERYMARCH MID-CAP STOCK PORTFOLIO               FOR THE PERIOD ENDED 6/30/06
MANAGED BY BATTERYMARCH FINANCIAL MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                BATTERYMARCH MID-CAP STOCK PORTFOLIO MANAGED BY
    BATTERYMARCH FINANCIAL MANAGEMENT, INC. VS. S&P MIDCAP 400(R) INDEX/1/
                           Growth Based on $10,000+

                                    [CHART]

                        S&P Midcap
                        400 Index           Fund
                        ---------           ----
      4/1/1997         $10,000            $10,000
    12/31/1997          13,425             13,438
    12/31/1998          15,989             15,710
    12/31/1999          18,343             17,827
    12/31/2000          21,555             20,788
     6/30/2001          21,764             20,511
    12/31/2001          21,424             19,951
    12/31/2002          18,316             17,094
     6/30/2003          20,588             19,128
    12/31/2003          24,838             22,994
    12/31/2004          28,931             26,777
     6/30/2005          30,045             28,006
    12/31/2005          32,563             30,103
     3/31/2006          35,047             32,174
     6/30/2006          33,947             31,190


    ----------------------------------------------------------
                              Average Annual Return/2/
                           (for the period ended 6/30/06)
    ----------------------------------------------------------
    ----------------------------------------------------------
                       1 Year 3 Year 5 Year Since Inception/3/
    ----------------------------------------------------------
    Batterymarch
    Mid-Cap Stock
--  Portfolio--Class A 11.36% 17.48% 8.62%       13.02%
    ----------------------------------------------------------
    S&P MidCap 400(R)
- - Index/1/           12.98% 18.14% 9.30%       14.13%
    ----------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. This is currently the only active Class in the Portfolio.

/1/The S&P MidCap 400(R) Index is an unmanaged index composed of 400 widely held mid cap common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter markets. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/3/Inception of Class A shares is 04/01/1997. Index returns are based on an inception date of 3/31/1997.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DREMAN SMALL-CAP VALUE PORTFOLIO                   FOR THE PERIOD ENDED 6/30/06
MANAGED BY DREMAN VALUE MANAGEMENT LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


The first half of 2006 has been a very interesting one for investors with each of the first two quarters having posted quite different results. The first quarter of 2006 saw all major domestic stock indices post strong returns led by small cap stocks, which were by far the best performers. Small caps regardless of style posted spectacular returns with the Russell 2000(R) Growth Index returning 14.4% and the Russell 2000(R) Value Index returning 13.5%.

The second quarter of 2006 saw a complete change in fortunes as almost all major domestic stock indices posted negative returns. In fact, in looking at the Russell family of indices only the Russell 1000 Value index was able to post a positive return for the quarter, albeit a small one (+0.59%). Small cap stocks once again were the leaders, only it was on the downside this quarter, with the Russell 2000(R) Value Index posting a -2.7% return compared to the -7.3% return for the Russell 2000(R) Growth Index.

Even with the downdraft of the second quarter, small cap stocks are still the best performers on a year to date basis. The Portfolio has outperformed the benchmark Russell 2000(R) Value in each quarter this year. For the semi-annual period ending June 30, 2006 the Portfolio has posted a 12.1% return compared to the 10.4% return of the benchmark Russell 2000(R) Value Index.

Currently the Portfolio is over weighted (compared to the benchmark Russell 2000 Value Index) in healthcare, industrials, and basic materials as well as energy. The Portfolio also currently has fairly large under weights in financials, consumer discretionary and technology. The remaining sector weights (utilities, consumer staples and telecommunication services) are all relatively in-line with the benchmark (+/- 2% of the index). It is important to note, that at Dreman Value Management, LLC we are "benchmark aware" but not benchmark driven as such that we are not afraid to over or under weight a sector based on our decision making process. Equally, we do not avoid any one sector but select individual equities that possess the metrics we seek.

The Portfolio's outperformance relative to the benchmark Russell 2000 Value Index was largely due to our investments in the industrials and basic materials sectors. We have felt for sometime that the US as a country has vastly under-invested in infrastructure i.e. roads, bridges, electrical power, water pipelines. Some of the Portfolio's best performers for the last six months are related to this theme. Insteel Industries (IIIN), a maker of wire mesh used in concrete road construction, was up almost 200% since purchase. We have begun to pare back the position as its valuation has increased. Oregon Steel Mills (OS), a maker of steel pipes and other products, has returned over 72% in the past six months. Also in this vein Commscope (CTV), a manufacturer of cables for communications networks, and General Cable (BGC), a producer of high and low voltage electrical cables, were also strong performers over the past six months with returns of 56% and 77% respectively.

In what had been a very good six months of performance for the Fund, owing in large part to the stellar first quarter, there have not been many disappointments. Consumer staples is a fairly small weighting in the Portfolio but has had its share of laggards over the past six months. Chiquita Brands
(CQB) a grower and distributor of bananas and other fresh produce, has had a difficult six months declining over 30%. In this sector Nash Finch Co. (NAFC), a food distributor and retailer, has also been a disappointment so far this year declining 16%. Apart from the consumer staples sector Par Pharmaceutical Company (PRX), a generic drug and specialty pharmaceutical manufacturer, has also performed poorly so far this year.

The Portfolio's strong performance over the first six months of 2006 does not leave us without concerns about the US economy. We have been wary for sometime that high energy and commodity prices, tight labor markets, and an excess of credit will lead to higher inflation. While the core inflation (the inflation rate with food and energy prices taken out) has been well contained recently, tracking around 2%, the Producer Price Index has recently been increasing at an approximate annual rate of 4%.

Oil prices continue to be a source of concern. While $70 per barrel does not yet appear high enough to cause significant declines in overall economic activity, there is a level at which oil prices will have a considerable negative impact on discretionary spending by consumers. Since most of the world's oil supplies are located in unstable parts of the globe, significant supply disruptions cannot be ruled out.

Equity market investors have been focused on Federal Reserve policy under the new Fed Chairman Ben Bernanke. The short-term interest rate, as measured by the Federal Funds rate, is currently at 5.25%. The Fed has raised rates by a quarter of one percent at each of their last seventeen meetings. The latest buzzwords are that the Fed decisions are "data dependent," meaning that as long as the economy produces strong growth and inflation trends higher they will raise rates. Conventional wisdom states that once the Fed stops raising rates, the equity markets will commence a strong rally; we are not so sure.

So, while we are optimistic that the US will continue to produce solid economic growth over the near term, we expect growth to moderate by year-end. Absent a major geopolitical eruption from the likes of Iran or a super spike in oil prices, the slowdown we anticipate will be a result of the slowing housing market due to higher rates. Given the speculative excesses that have gripped parts of the housing market, a period of slack housing activity is probably good for long-term growth prospects.

TEAM MANAGED

Messrs. David M. Dreman and Nelson Woodward have served as the day-to-day portfolio managers of the portion of the Portfolio's assets allocated to Dreman since the Portfolio's inception in May 2005. Mr. Dreman is the founder, Chairman and Chief Investment Officer of Dreman. Mr. Woodward is a Managing Director and Senior Portfolio Manager of Dreman since 2001.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DREMAN SMALL-CAP VALUE PORTFOLIO                   FOR THE PERIOD ENDED 6/30/06
MANAGED BY DREMAN VALUE MANAGEMENT LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------



TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/06

                                                     Percent of
                Description                          Net Assets
                -----------------------------------------------
                Foster Wheeler Ltd.                    2.44%
                -----------------------------------------------
                Southern Union Co.                     2.42%
                -----------------------------------------------
                CommScope, Inc.                        2.39%
                -----------------------------------------------
                Kinetic Concepts, Inc.                 2.24%
                -----------------------------------------------
                HMS Holdings Corp.                     2.15%
                -----------------------------------------------
                Atwood Oceanics, Inc.                  1.90%
                -----------------------------------------------
                RTI International Metals, Inc.         1.74%
                -----------------------------------------------
                Agrium, Inc.                           1.71%
                -----------------------------------------------
                General Cable Corp.                    1.69%
                -----------------------------------------------
                Washington Group International, Inc.   1.62%
                -----------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/06

                                     [CHART]


Basic Materials                 10.2%
Communications                   8.4%
Cyclical                         6.6%
Non-Cyclical                    16.3%
Energy                          10.1%
Financials                      20.3%
Industrials                     22.1%
Technology                       1.5%
Utilities                        4.5%



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DREMAN SMALL-CAP VALUE PORTFOLIO                   FOR THE PERIOD ENDED 6/30/06
MANAGED BY DREMAN VALUE MANAGEMENT LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                  DREMAN SMALL-CAP VALUE PORTFOLIO MANAGED BY
        DREMAN VALUE MANAGEMENT LLC VS. RUSSELL 2000(R) VALUE INDEX/1/
                           Growth Based on $10,000+

                                    [CHART]

                         Russell 2000
                         Value Index           Fund
                         -----------           ----
      5/2/2005              $10,000          $10,000
     6/30/2005               11,079           10,860
    12/31/2005               11,498           11,355
     3/31/2006               13,051           12,979
     6/30/2006               12,699           12,734

    --------------------------------------------------------------
                                   Average Annual Return/2/
                                   (for the period ended 6/30/06)
    --------------------------------------------------------------
    --------------------------------------------------------------
                                   1 Year    Since Inception/3/
    --------------------------------------------------------------
    Dreman Small-Cap Value
--  Portfolio--Class A             17.25%         23.07%
    --------------------------------------------------------------
- - Russell 2000(R) Value Index/1/ 14.61%         22.72%
    --------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. This is currently the only active Class in the Portfolio.

/1/The Russell 2000(R) Value Index is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividend and capital gains distributions.

/3/Inception of Class A shares is 05/01/2005. Index returns are based on an inception date of 4/30/2005.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FEDERATED HIGH YIELD PORTFOLIO                     FOR THE PERIOD ENDED 6/30/06
MANAGED BY FEDERATED INVESTMENT MANAGEMENT COMPANY

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------

The Portfolio's total return, based on net asset value, for the 6-month reporting period was 2.67%. The total return of the Lehman Brothers US High Yield 2% Issuer Constrained Index (LBHY2%ICI), a broad-based securities market index, was 2.53% during the 6 month reporting period. The Portfolio's total return for the most recently completed fiscal year reflected actual cash flows, transactions costs and other expenses which were not reflected in the total return of the LBHY2%ICI.

HIGH YIELD MARKET OVERVIEW

The dominant theme in the fixed income markets during the 6 months ending June 30, 2006 was the rise in interest rates across all maturities of the government yield curve (the risk free rate). The Federal Reserve (the Fed) continued its measured policy of steady 25 basis points increases in the Fed Funds rate at every policy meeting. The Fed was reacting to above trend growth in GDP and concerns about rising inflation driven by high commodity costs. This rise in the risk free rate negatively impacted the price of high yield bonds although they were relatively less impacted than higher quality bonds. For example, the Lehman Brothers Aggregate Bond Index, a measure of high quality bond performance, returned (.72%) versus the 2.53% return for the LBHY2%ICI. The strong relative performance for the high yield sector was a result of the higher income earned on high yield bonds as well as tightening credit spreads and low default experience for high yield bonds which was driven by the strong performance of the US economy and a good corporate earnings environment. This is illustrated by the yield spread between the Credit Suisse High Yield Bond Index and Treasury securities with comparable maturities which tightened from 3.88% on December 31, 2005 to 3.59% on June 30, 2006. Reflective of the strong economic and earnings environment, the lower quality segments of the high yield market (securities rated CCC or lower) outperformed the higher quality more interest rate sensitive sectors of the high yield market. From an industry standpoint, major sectors which outperformed included the automotive, media--cable, building material, industrial--other, retail and transportation. Major industry sectors which underperformed included the energy, healthcare, home construction, lodging and supermarket sectors.

PORTFOLIO PERFORMANCE

The Portfolio had a total return of 2.67%, outperforming the LBHY2%ICI which returned 2.53%. Several factors benefited performance. The Portfolio was helped by strong overall security selection especially in the media--non cable, industrial--other, healthcare, paper and retail industry sectors. Specific holdings which substantially outperformed the overall market included General Nutrition Centers, Doane Pet Care, Advanced Accessory Systems, General Motors and El Pollo Loco. The Portfolio also benefited from being underweight the underperforming energy sector and overweight the outperforming industrial--other sector. The Portfolio also benefited from a shorter duration than the overall market which helped mitigate the overall rising interest rate trend. Finally, the Portfolio benefited from its overweight in the strong performing lower rated sectors (CCC or lower) of the high yield market and its underweight in the poor performing higher quality sector (BB-rated).

Several factors negatively impacted performance. The Portfolio had poor security selection in the media--cable, packaging and wireline communication sectors. Specific holdings in MagnaChip Semiconductor, Magna Entertainment, Iesy Repository Gmbh, XM Satellite Radio and long duration securities of HCA and AT&T substantially underperformed the overall market. The Portfolio was also negatively impacted by its underweight in the strong performing Automotive sector. Also, the Portfolio's total return for the period reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the LBHY2% ICI, the Portfolio's benchmark.

TEAM MANAGED

Mark E. Durbaino and Nathan H. Kehm serve as the portfolio managers. Mr. Durbaino has been portfolio manager since 1996 and is Senior Vice President and a Chartered Financial Analyst. Mr. Durbaino joined Federated in 1982 and has served as a portfolio manager and Vice President. He is a Chartered Financial Analyst. Mr. Kehm became portfolio manager in 2001 and is an Assistant Vice President and Senior Investment Analyst. Mr. Kehm joined Federated in 1997 as an investment Analyst. Mr. Kehm is a Chartered Financial Analyst.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/06

                                                                 Percent of
     Description                                                 Net Assets
     ----------------------------------------------------------------------
     Qwest Corp. (8.875%, due 03/15/11)                            1.48%
     ----------------------------------------------------------------------
     Ford Motor Credit Co. (7.250%, due 10/25/11)                  1.04%
     ----------------------------------------------------------------------
     Intelsat Bermuda Ltd. (11.250%, due 06/15/16)                 1.04%
     ----------------------------------------------------------------------
     Rogers Wireless Communications, Inc. (6.375%, due 03/01/14)   1.00%
     ----------------------------------------------------------------------
     General Motors Acceptance Corp. (8.000%, due 08/01/15)        0.88%
     ----------------------------------------------------------------------
     Nextel Communications, Inc. (7.375%, due 08/01/15)            0.76%
     ----------------------------------------------------------------------
     Kabel Deutschland GMBH (10.625%, due 07/01/14)                0.76%
     ----------------------------------------------------------------------
     MGM MIRAGE, Inc. (10.250%, due 08/01/07)                      0.74%
     ----------------------------------------------------------------------
     Dex Media West--Series B (9.000%, due 11/15/13)               0.69%
     ----------------------------------------------------------------------
     General Motors Acceptance Corp. (6.875%, due 09/15/11)        0.68%
     ----------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/06

                       [CHART]

Domestic Bonds & Debt Securities                 99.1%
Convertible Bonds                                 0.3%
Stocks Common                                     0.3%
Preferred Stock                                   0.2%
Warrants                                          0.1%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FEDERATED HIGH YIELD PORTFOLIO                     FOR THE PERIOD ENDED 6/30/06
MANAGED BY FEDERATED INVESTMENT MANAGEMENT COMPANY

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------

                   FEDERATED HIGH YIELD PORTFOLIO MANAGED BY
                  FEDERATED INVESTMENT MANAGEMENT COMPANY VS.
        LEHMAN BROTHERS US HIGH YIELD - 2% ISSUER CONSTRAINED INDEX/1/
                           Growth Based on $10,000+

                                    [CHART]

                 Fund      Lehman HY Index
                 ----      ---------------
  9/1/1996      10,000         10,000
12/31/1996      12,408         10,599
12/31/1997      13,878         11,951
12/31/1998      14,231         12,175
12/31/1999      14,336         12,466
12/31/2000      13,284         11,735
 6/30/2001      13,981         11,888
12/31/2001      13,830         12,516
12/31/2002      14,162         12,339
 6/30/2003      16,049         13,431
12/31/2003      17,498         17,322
12/31/2004      19,066         19,250
 6/30/2005      19,089         19,464
12/31/2005      19,575         19,777
 3/31/2006      20,063         20,349
 6/30/2006      20,099         20,400

    --------------------------------------------------------------
                                  Average Annual Return/2/
                               (for the period ended 6/30/06)
    --------------------------------------------------------------
    --------------------------------------------------------------
                           1 Year 3 Year 5 Year Since Inception/3/
    --------------------------------------------------------------
    Federated High Yield
--  Portfolio--Class A     5.29%  7.92%  8.21%        6.45%
    --------------------------------------------------------------
    Lehman Brothers US
    High Yield - 2% Issuer
- - Constrained Index/1/   4.80%  8.63%  8.70%        6.46%
    --------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. This currently the only active Class in the Portfolio.

/1/The Lehman Brothers US High Yield - 2% Issuer Constrained Index is composed of fixed rate non-investment grade debt with at least one year remaining to maturity that are dollar-denominated, nonconvertible and have an outstanding par value of at least $100 million. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/3/Inception of Class A shares is 08/30/1996. Index returns are based on an inception date of 8/31/1996.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CYCLICAL GROWTH ETF PORTFOLIO                      FOR THE PERIOD ENDED 6/30/06
MANAGED BY GALLATIN ASSET MANAGEMENT, INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


MARKET OVERVIEW

The first half of 2006 was a tale of two quarters. In the first quarter, stocks posted significant gains, particularly small cap and foreign equities. The market reversed course in May with most major domestic stock indexes posting losses in the second quarter. Despite the pullback, the S&P 500 Index gained 2.71% in the first half of 2006. From a market capitalization standpoint, small cap stocks were the best performers followed by mid cap stocks and then large cap stocks. Energy and telecommunication services were the top performing sectors in the S&P 500 Index during the first half, while the information technology and health care sectors were the worst performers. Aided by a weakening U.S. dollar, foreign stocks as measured by the MSCI EAFE Index returned 10.16% during the year-to-date period. Bonds underperformed equities during the first half of the year with the Lehman Brothers Aggregate Bond Index losing 0.72%.

PORTFOLIO PERFORMANCE

For the six month period ended June 30, 2006, the Portfolio Class B shares had a net return of 3.00% versus 4.85% for its benchmark, the S&P 500(R) Index and 6.55% for its Blended Benchmark.

The blended index is comprised of 2% Merrill Lynch U.S. 3-Month Treasury Bill Index, 10% Merrill Lynch Corporate/Government Master Index, 48% S&P 500(R) Index, 15% S&P MidCap 400(R) Index, 15% S&P SmallCap 600(R) Index and 10% Morgan Stanley Capital International Europe, Australia and Far East Index ("MSCI EAFE(R) Index").

From an asset class perspective, overweighting equities versus bonds relative to the blended benchmark contributed to performance. On the stock side, underweighting small cap weighed on performance in the first half as small cap stocks outperformed. In fact, the Portfolio did not own a small cap ETF, despite small caps representing 15% of the blended benchmark. However, the Portfolio was overweight mid caps, which contributed to relative performance. The Portfolio was slightly overweight foreign stocks (roughly 12% of the portfolio during the first half of the year versus 10% in the blended benchmark), which aided relative results as foreign stocks outperformed domestic.

With regards to the sector allocation in the large cap segment of the Portfolio, an overweight position in health care detracted from performance as the sector was one of the worst performing sectors in the S&P 500 Index during the first half of the year. An underweight position in materials also weighed on relative results. On the positive side, an overweight to consumer staples contributed to relative performance.

OUTLOOK

We expect slower economic growth, due in part to the middle to later stage of this economic expansion. Fed rate increases and elevated energy prices also remain drags on the economy. Although there are attractive opportunities in both bonds and stocks, we believe the return/risk posture of stocks is somewhat more attractive relative to bonds, given current valuations. The equity allocation is dominated by U.S. large cap stocks, which appear to have both attractive valuations and solid business fundamentals. While we continue to include foreign investments to help diversify the portfolio, we continue to favor domestic equities. We believe continuing U.S. dollar weakness is less likely and that U.S. economic growth is likely to set the pace for global growth. In the middle to later stages of an economic expansion, companies with records of stable non-cyclical earnings growth tend to get more attention from investors than earlier in an economic cycle when deep cyclical issues are generating above-market earnings growth. Therefore, we remain overweight the consumer staples and health care sectors and are underweight the consumer discretionary and materials sectors in the large cap portion of the Portfolio.

MARK A. KELLER
Chief Investment Officer
GALLATIN ASSET MANAGEMENT, INC.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/06

                                                                 Percent of
     Description                                                 Net Assets
     ----------------------------------------------------------------------
     iShares S&P 500 Index Fund/1/                                 36.15%
     ----------------------------------------------------------------------
     iShares S&P MidCap 400 Index Fund                             20.13%
     ----------------------------------------------------------------------
     iShares MSCI EAFE Index Fund                                  10.20%
     ----------------------------------------------------------------------
     iShares Dow Jones U.S. Healthcare Sector Index Fund            6.18%
     ----------------------------------------------------------------------
     iShares Dow Jones U.S. Consumer Goods Sector Index Fund        4.16%
     ----------------------------------------------------------------------
     iShares Dow Jones U.S. Industrial Sector Index Fund            3.20%
     ----------------------------------------------------------------------
     iShares Dow Jones U.S. Financial Sector Index Fund             2.98%
     ----------------------------------------------------------------------
     iShares Dow Jones U.S. Telecommunications Sector Index Fund    2.21%
     ----------------------------------------------------------------------
     iShares GS $ InvesTop Corporate Bond Fund                      1.98%
     ----------------------------------------------------------------------
     iShares Dow Jones U.S. Technology Sector Index Fund            1.81%
     ----------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/06

                                    [CHART]

Registered Investment Company                   100.0%

--------
/1/ As of July 5, 2006, the Portfolio owned less than 25% of the Fund.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CYCLICAL GROWTH ETF PORTFOLIO                      FOR THE PERIOD ENDED 6/30/06
MANAGED BY GALLATIN ASSET MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                   CYCLICAL GROWTH ETF PORTFOLIO MANAGED BY
GALLATIN ASSET MANAGEMENT, INC. VS. S&P 500(R) INDEX/1/ AND BLENDED BENCHMARK/2/
                           Growth Based on $10,000+

                      [CHART]

                  Fund      S&P 500       Blended Benchmark
                  ----      -------       -----------------
 10/1/2005      $10,000     $10,000           $10,000
12/31/2005       10,204      10,209            10,231
 3/31/2006       10,717      10,639            10,867
 6/30/2006       10,510      10,486            10,654




    ---------------------------------------------------
                             Cumulative Return/3,4/
                         (for the period ended 6/30/06)
    ---------------------------------------------------
    ---------------------------------------------------
                                Since Inception
    ---------------------------------------------------
    Cyclical Growth ETF
    Portfolio--Class A               -3.07%
--  Class B                           5.10%
    Class E                          -3.07%
    ---------------------------------------------------
- - S&P 500(R) Index/1/               4.85%
    ---------------------------------------------------
--  Blended Benchmark/2/              6.55%
    ---------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The Performance of Class B shares will differ from that of the other classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The S&P 500(R) Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/The blended index is comprised of 2% Merrill Lynch U.S. 3-Month Treasury Bill Index, 10% Merrill Lynch Corporate/Government Master Index, 48% S&P 500(R) Index, 15% S&P MidCap 400(R) Index, 15% S&P SmallCap 600(R) Index and 10% Morgan Stanley Capital International Europe, Australia and Far East Index ("MSCI EAFE(R) Index").

The Merrill Lynch U.S. 3-Month Treasury Bill Index is composed of a single 90-Day Treasury bill issue, or potentially a seasoned 6-month or 1-year Treasury bill issue, that is replaced on a monthly basis. The Merrill Lynch Corporate/Government Master Index is an indicator of the performance of investment-grade domestic bonds, capturing close to $5 trillion of outstanding debt. The S&P MidCap 400(R) Index is a capitalization-weighted index which measures the performance of the mid-range sector of the U.S. stock market and represents about 7% of the total market value of U.S. equities. The S&P SmallCap 600(R) Index is a capitalization-weighted index which measures the performance of the small-cap range of the U.S. stock market and represents about 3% of the total market value of U.S. equities. The MSCI EAFE(R) Index is a widely recognized unmanaged index which is an aggregate of 15 individual country indices that collectively represent many of the major markets of the world. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

/3/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/4/Inception of Class B shares is 10/1/05. Inception of Class A and Class E shares is 5/1/06. Index returns are based on an inception date of 9/30/05.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CYCLICAL GROWTH AND INCOME ETF PORTFOLIO           FOR THE PERIOD ENDED 6/30/06
MANAGED BY GALLATIN ASSET MANAGEMENT, INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


MARKET OVERVIEW

The first half of 2006 was a tale of two quarters. In the first quarter, stocks posted significant gains, particularly small cap and foreign equities. The market reversed course in May with most major domestic stock indexes posting losses in the second quarter. Despite the pullback, the S&P 500 Index gained 2.71% in the first half of 2006. From a market capitalization standpoint, small cap stocks were the best performers followed by mid cap stocks and then large cap stocks. Energy and telecommunication services were the top performing sectors in the S&P 500 Index during the first half, while the information technology and health care sectors were the worst performers. Aided by a weakening U.S. dollar, foreign stocks as measured by the MSCI EAFE Index returned 10.16% during the year-to-date period. Bonds underperformed equities during the first half of the year with the Lehman Brothers Aggregate Bond Index losing 0.72%.

PORTFOLIO PERFORMANCE

For the six month period ended June 30, 2006, the Portfolio Class B shares had a net return of 1.99% versus 4.85% for its benchmark, the S&P 500(R) Index and 5.29% for its Blended Benchmark.

The blended index is comprised of 2% Merrill Lynch U.S. 3-Month Treasury Bill Index, 10% Merrill Lynch Corporate/Government Master Index, 48% S&P 500(R) Index, 15% S&P MidCap 400(R) Index, 15% S&P SmallCap 600(R) Index and 10% Morgan Stanley Capital International Europe, Australia and Far East Index ("MSCI EAFE(R) Index").

From an asset class perspective, overweighting equities versus bonds relative to the blended benchmark contributed to performance. We maintained roughly a 19% weighting in bond ETFs during the first half, compared to a fixed income weighting of 38% in the blended benchmark. On the stock side, overweighting large cap stocks hurt relative performance in the first half as small cap stocks outperformed. The Portfolio did not own a small cap ETF despite small caps representing 10% of the blended benchmark. However, the Portfolio was overweight mid caps, which contributed to relative performance. The Portfolio was slightly overweight foreign stocks, which aided relative results as foreign stocks outperformed domestic.

Our ETF selection in fixed income detracted from performance, as our largest fixed income ETF holding in the Portfolio, the iShares GS $ InvesTop Corporate Bond Fund, underperformed our fixed income benchmark during the first half of the year. With regards to the sector allocation in the large cap segment of the Portfolio, an overweight position in health care detracted from performance as the sector was one of the worst performing sectors in the S&P 500 Index during the first half of the year. An underweight position in materials also weighed on relative results. On the positive side, an overweight to consumer staples contributed to relative performance.

OUTLOOK

We expect slower economic growth, due in part to the middle to later stage of this economic expansion. Fed rate increases and elevated energy prices also remain drags on the economy. Although there are attractive opportunities in both bonds and stocks, we believe the return/risk posture of stocks is somewhat more attractive relative to bonds, given current valuations. The equity allocation is dominated by U.S. large cap stocks, which appear to have both attractive valuations and solid business fundamentals. While we continue to include foreign investments to help diversify the portfolio, we continue to favor domestic equities. We believe continuing U.S. dollar weakness is less likely and that U.S. economic growth is likely to set the pace for global growth. In the middle to later stages of an economic expansion, companies with records of stable non-cyclical earnings growth tend to get more attention from investors than earlier in an economic cycle when deep cyclical issues are generating above-market earnings growth. Therefore, we remain overweight the consumer staples and health care sectors and are underweight the consumer discretionary and materials sectors in the large cap portion of the Portfolio.

MARK A. KELLER
Chief Investment Officer
GALLATIN ASSET MANAGEMENT, INC.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/06

                                                               Percent of
       Description                                             Net Assets
       ------------------------------------------------------------------
       iShares S&P 500 Index Fund                                21.20%
       ------------------------------------------------------------------
       iShares S&P MidCap 400 Index Fund                         20.15%
       ------------------------------------------------------------------
       iShares GS $ InvesTop Corporate Bond Fund                 13.67%
       ------------------------------------------------------------------
       iShares MSCI EAFE Index Fund                               6.19%
       ------------------------------------------------------------------
       iShares Dow Jones U.S. Healthcare Sector Index Fund        6.10%
       ------------------------------------------------------------------
       iShares Lehman 1-3 Year Treasury Bond Fund                 5.13%
       ------------------------------------------------------------------
       iShares Dow Jones U.S. Consumer Goods Sector Index Fund    3.70%
       ------------------------------------------------------------------
       iShares Dow Jones U.S. Financial Sector Index Fund         3.69%
       ------------------------------------------------------------------
       iShares Dow Jones U.S. Industrial Sector Index Fund        3.38%
       ------------------------------------------------------------------
       iShares Dow Jones U.S. Technology Sector Index Fund        2.15%
       ------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/06

                                    [CHART]

Registered Investment Company                       100.0%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CYCLICAL GROWTH AND INCOME ETF PORTFOLIO           FOR THE PERIOD ENDED 6/30/06
MANAGED BY GALLATIN ASSET MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


              CYCLICAL GROWTH AND INCOME ETF PORTFOLIO MANAGED BY
GALLATIN ASSET MANAGEMENT, INC. VS. S&P 500(R) INDEX/1/ AND BLENDED BENCHMARK/2/
                           Growth Based on $10,000+

                          [CHART]

                  Fund       S&P 500     Blended Benchmark
                  ----       -------     -----------------
 10/1/2005      $10,000     $10,000          $10,000
12/31/2005       10,165      10,209           10,208
 3/31/2006       10,557      10,639           10,727
 6/30/2006       10,367      10,486           10,529



    -------------------------------------------------------------
                                       Cumulative Return/3,4/
                                   (for the period ended 6/30/06)
    -------------------------------------------------------------
    Cyclical Growth and Income ETF
    Portfolio--Class A                         -2.56%
--  Class B                                     3.68%
    Class E                                    -2.56%
    -------------------------------------------------------------
- - S&P 500(R) Index/1/                         4.85%
    -------------------------------------------------------------
--  Blended Benchmark/2/                        5.29%
    -------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The S&P 500(R) Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/The blended index is comprised of 2% Merrill Lynch U.S. 3-Month Treasury Bill Index, 10% Merrill Lynch Corporate/Government Master Index, 48% S&P 500(R) Index, 15% S&P MidCap 400(R) Index, 15% S&P SmallCap 600(R) Index and 10% Morgan Stanley Capital International Europe, Australia and Far East Index ("MSCI EAFE(R) Index").

The Merrill Lynch U.S. 3-Month Treasury Bill Index is composed of a single 90-Day Treasury bill issue, or potentially a seasoned 6-month or 1-year Treasury bill issue, that is replaced on a monthly basis. The Merrill Lynch Corporate/Government Master Index is an indicator of the performance of investment-grade domestic bonds, capturing close to $5 trillion of outstanding debt. The S&P MidCap 400(R) Index is a capitalization-weighted index which measures the performance of the mid-range sector of the U.S. stock market and represents about 7% of the total market value of U.S. equities. The S&P SmallCap 600(R) Index is a capitalization-weighted index which measures the performance of the small-cap range of the U.S. stock market and represents about 3% of the total market value of U.S. equities. The MSCI EAFE(R) Index is a widely recognized unmanaged index which is an aggregate of 15 individual country indices that collectively represent many of the major markets of the world. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

/3/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/4/Inception of Class B shares is 10/1/05. Inception of Class A and Class E shares is 5/1/06. Index returns are based on an inception date of 9/30/05.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GOLDMAN SACHS MID-CAP VALUE PORTFOLIO              FOR THE PERIOD ENDED 6/30/06
MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT L.P.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


PERFORMANCE REVIEW

For the six month period ended June 30, 2006, the Portfolio Class A shares had a net return of 4.69% versus 7.02% for its benchmark, the Russell Midcap(R) Value Index.

MARKET REVIEW

During the first half of 2006, the overall U.S. equity markets finished in positive territory, with the S&P 500 Index returning 2.71%. While the economy expanded and corporate profits remained strong, the headwinds from steadily rising interest rates, inflationary pressures and the potential for additional Federal Reserve Board rate hikes tempered returns. Within the S&P 500 Index, Energy and Utility companies continued to be favored by investors, producing significant returns over the six month period. Conversely, sectors such as Healthcare and Technology lagged during the period.

PORTFOLIO POSITIONING

During the six month reporting period, the Portfolio generated positive returns, but trailed the returns of the Russell Midcap(R) Value Index. The Portfolio's stocks in the Basic Materials and Financials sectors led performers while its holdings in the Energy and Consumer Cyclicals sectors detracted from results.

Performance in the first half of the year was driven by a combination of adverse stock selection and macro headwinds. Several of the Portfolio's large Energy holdings, such as EOG Resources, Inc. (2.2% of the Portfolio) lagged the market due to weather related pressure on natural gas fundamentals. We continue to favor Energy companies with a mix of low cost structures, positive reserve trends and disciplined management teams. In Technology, weak investor sentiment pressured shares of Activision, Inc. (1.4%) and Seagate Technology (1.1%), but we remain positive on the long term fundamentals for both companies. Other stocks that endured a challenging reporting period included Lennar Corp. (1.3%) and MedImmune, Inc. (0.9%).

Across the Portfolio, several individual stocks ranked as top performers. JC Penney, Inc. (2.4%) a top holding, continues to perform strongly due to the company's vastly improved profitability and leadership. Improved fundamentals at Allegheny Technologies, Inc. (0.6%) also aided to results. In Consumer Cyclicals, auto safety provider Autoliv (0.7%) contributed to performance, despite troubles at U.S. automakers. We believe Autoliv has benefited from its low cost labor structure and excellent capital stewardship, as well as its limited exposure to the U.S. automakers. Additionally, the company had used recent free cash flow to improve its debt structure, as well as to repurchase its own shares.

OUTLOOK

As we move into the second half of 2006, we remain firmly committed to our quality focused investment style. We think management teams will experience varying degrees of success as they strive to contain rising commodity, regulatory and operating costs. The merger and acquisition environment should also remain strong, as private equity firms and corporate buyers compete for attractive assets. Over time, we believe our keen attention to fundamental analysis and disciplined valuation will serve our shareholders well despite short-term swings in market trends.

The Portfolio invests primarily in mid-capitalization U.S. equity investments and is subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The securities of mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements.

TEAM MANAGED

The Portfolio is managed by a team headed by Eileen Rominger, Managing Director and Chief Investment Officer--Value. Ms. Rominger joined Goldman Sachs in 1999. From 1981 to 1999, Ms. Rominger worked at Oppenheimer Capital, most recently as a senior portfolio manager.

Holdings and allocations shown are unaudited, and may not be representative of current or future investments. Holdings and allocations may not include the entire investment portfolio, which may change at any time. Portfolio holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/06

                                                      Percent of
                Description                           Net Assets
                ------------------------------------------------
                Range Resources Corp.                   3.06%
                ------------------------------------------------
                Entergy Corp.                           2.53%
                ------------------------------------------------
                J. C. Penny Co., Inc.                   2.43%
                ------------------------------------------------
                Ambac Financial Group, Inc.             2.37%
                ------------------------------------------------
                PPL Corp.                               2.21%
                ------------------------------------------------
                EOG Resources, Inc.                     2.18%
                ------------------------------------------------
                Harrah's Entertainment, Inc.            2.16%
                ------------------------------------------------
                Bear Stearns Cos., Inc. (The)           2.12%
                ------------------------------------------------
                PG&E Corp.                              2.05%
                ------------------------------------------------
                Apartment Investment & Management Co.   1.88%
                ------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GOLDMAN SACHS MID-CAP VALUE PORTFOLIO              FOR THE PERIOD ENDED 6/30/06
MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT L.P.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------



PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/06

                                    [CHART]

Financial                                                   30.3%
Utilities                                                   13.6%
Industrial                                                  13.0%
Energy                                                      10.5%
Non-Cyclical                                                10.1%
Cyclical                                                     9.7%
Technology                                                   5.6%
Basic Materials                                              4.2%
Communications                                               3.0%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GOLDMAN SACHS MID-CAP VALUE PORTFOLIO              FOR THE PERIOD ENDED 6/30/06
MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT L.P.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


               GOLDMAN SACHS MID-CAP VALUE PORTFOLIO MANAGED BY
   GOLDMAN SACHS ASSET MANAGEMENT L.P. VS. RUSSELL MIDCAP(R) VALUE INDEX/1/
                           Growth Based on $10,000+

                                    [CHART]

                     Fund         Russell Midcap Value Index
                     ----         --------------------------
     4/30/2004      $10,000               $10,000
     6/30/2004       10,620                10,622
     9/30/2004       10,740                10,807
    12/31/2004       12,098                12,262
     3/31/2005       12,350                12,357
     6/30/2005       12,836                12,938
     9/30/2005       13,544                13,630
    12/31/2005       13,613                13,813
     3/31/2006       14,427                14,865
     6/30/2006       14,230                14,782


    ----------------------------------------------------------------
                                     Average Annual Return/2/
                                     (for the period ended 6/30/06)
    ----------------------------------------------------------------
    ----------------------------------------------------------------
                                     1 Year    Since Inception/3/
    ----------------------------------------------------------------
    Goldman Sachs Mid-Cap Value
--  Portfolio--Class A               11.15%         17.87%
    Class B                          10.85%         17.62%
    ----------------------------------------------------------------
- - Russell Midcap(R) Value Index/1/ 14.25%         19.77%
    ----------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Russell Midcap(R) Value Index is an unmanaged index which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value(R) Index. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of the Class A and Class B shares is 5/1/04. Index returns are based on an inception date of 4/30/04.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HARRIS OAKMARK INTERNATIONAL PORTFOLIO             FOR THE PERIOD ENDED 6/30/06
MANAGED BY HARRIS ASSOCIATES L.P.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


MARKET & ECONOMIC REVIEW
HAUNTED MARKETS

A strong whiff of fear floated through the global equity markets over the past quarter as investors' and speculators' attention turned to rising interest rates and fears of inflation. Those sectors that rode a strong wave of upward momentum over the past few years were hit especially hard, including emerging markets stocks, small caps, cyclicals, and resources. Indeed, many of these sectors were looking very pricey. A correction was to be expected as recent performance was unsustainable and because many companies were selling at valuation levels that were not consistent with their long-term growth prospects.

Overall, despite weakened share prices, foreign companies continue to generate profit and cash flow growth, and we believe investment opportunities for long-term value investors have improved. We welcome market instability and weakness because they make quality companies selling at low prices easier to find.

PORTFOLIO PERFORMANCE REVIEW

Despite volatile equity markets during the past six months the Portfolio performed well, outpacing comparable international market indices both for the quarter and year-to-date. For the six months ending June 30, 2006, the gross return for the Portfolio Class B was 11.5% compared to a 10.2% return for the MSCI EAFE(R) Index.

We continue to be relatively underweight in the Japanese market not because we don't like Japan in general, but because we haven't found sufficient companies and management teams in the country that meet our quantitative and qualitative criteria. The Portfolio's underweighting in Japan was the largest contributor to performance for the period. Other large contributors to performance for the period were our positions in Japan, the Netherlands and Switzerland and a relative overweight allocation in South Korea. The greatest detractors from relative performance were the positions in Hong Kong and an underweight allocation to Spain.

Individual securities that contributed to performance most significantly during the first half of 2006 were British Sky Broadcasting ("BskyB"), SK Telecom and BMW AG. We added BSkyB a UK provider of pay/satellite TV last year. Initially the stock underperformed as concerns on competition and subscriber churn hit the share price. We believe BSkyB is executing well in a fairly competitive market and was successful in bidding on the UK Premier soccer rights. South Korean SK Telecom was a strong performer early in the 2nd quarter due to a solid outlook and lower than expected capital spending. In May however, SK Telecom's price fell after the company announced a $1 billion transaction that will eventually lead to a 6.7% stake in China Unicom. The valuation appears reasonable at less than 5x earnings before interest tax depreciation and amortization in a leading player in one of the fastest growing markets in the world. It remains unclear what kind of say SK Telecom's management will have in its investment that is also majority owned by the Chinese government. The company lost almost $2 billion in market value, which seems too harsh given what is known about this deal. Though much of the auto industry is in trouble, Munich-based BMW continues to grow its business with updated lines like the 3 Series and 7 Series, which are fueling very strong unit growth. Because the newly wealthy often showcase their economic success via "The Ultimate Driving Machine," BMW is also profiting from emerging market prosperity.

In other sectors, our holdings in the European exchanges Euronext and Deutsche Boerse continued their ascent with increased talk of global consolidation, resulting in two large contributors' to returns for the period. In fact, we sold both stocks as each reached their respective sell targets. Associated British Ports is the owner operator of a number of large ports throughout the UK and has been a long-term holding of the Portfolio. We sold this strong performer during the year because it reached its sell target, which was close to an initial bid price for the company.

The largest detractor from performance during the period was new holding DaimlerChrysler. Shares in the company have been hurt from trouble in the U.S. auto sector. However, we continue to build our position because we believe that the market is overlooking CEO Dieter Zetsche's potential to turn the company around, especially in their Mercedes autos and commercial vehicle divisions. Japanese securities Rohm and NTT DoCoMo also lagged. We believe fears of an overly competitive market and slowing mobile phone usage continue to plague NTT and negatively affect its share price. However, with a 50% plus market share, a new 3G network, and its newly formed alliances with "down stream" services, NTT is very well positioned for future growth, in our view.

We added a number of names during the period: French tire manufacturer Michelin, Swiss-headquartered Adecco, one of the largest temporary employment agencies in the world, and German automaker DaimlerChrysler are three of the new holdings. We have long admired the Adecco franchise, but management's capital allocation decisions had limited our interest. Apparently, the company's Board came to a similar conclusion. Adecco recently completed the acquisition of DIS, a German temporary help agency, and installed the DIS management team at the helm of Adecco. We view this change to be very positive as DIS had produced industry-leading margins and demonstrated a strong shareholder orientation.

OUTLOOK

As we often say, "Weak share price breeds opportunity." This holds true for our former portfolio holding Mexican media company Grupo Televisa S.A., which were selling out of at the end of the year as it hit our estimate of fair value. Months later, due to a greater than 20% share price decline and improved value creation, we bought shares again. We continue to watch closely for other such opportunities.

We remain excited about the value and quality of the names in the Portfolio.

Thank you for your continued confidence and support.

DAVID G. HERRO
ROBERT A. TAYLOR
Portfolio Managers
HARRIS ASSOCIATES L.P.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HARRIS OAKMARK INTERNATIONAL PORTFOLIO             FOR THE PERIOD ENDED 6/30/06
MANAGED BY HARRIS ASSOCIATES L.P.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/06

                                                      Percent of
               Description                            Net Assets
               -------------------------------------------------
               GlaxoSmithKline Plc                      4.36%
               -------------------------------------------------
               British Sky Broadcasting Group Plc       3.59%
               -------------------------------------------------
               NTT DoCoMo, Inc.                         3.42%
               -------------------------------------------------
               DaimlerChrysler AG                       3.40%
               -------------------------------------------------
               Bayerische Motoren Werke (BMW) AG        3.12%
               -------------------------------------------------
               Vodafone Group Plc                       3.11%
               -------------------------------------------------
               Chinatrust Financial Holding Co., Ltd.   3.04%
               -------------------------------------------------
               SK Telecom Co., Ltd.                     2.95%
               -------------------------------------------------
               Diageo Plc                               2.85%
               -------------------------------------------------
               Nestle S.A.                              2.60%
               -------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/06

                                    [CHART]

France                                          7.8%
Germany                                        11.2%
Ireland                                         2.6%
Japan                                          14.0%
Mexico                                          0.4%
Netherlands                                     5.0%
South Korea                                     5.6%
Switzerland                                    15.9%
Taiwan                                          3.1%
United Kingdom                                 30.2%
Others                                          4.2%



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HARRIS OAKMARK INTERNATIONAL PORTFOLIO             FOR THE PERIOD ENDED 6/30/06
MANAGED BY HARRIS ASSOCIATES L.P.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


               HARRIS OAKMARK INTERNATIONAL PORTFOLIO MANAGED BY
               HARRIS ASSOCIATES L.P. VS. MSCI EAFE(R) INDEX/1/
                           Growth Based on $10,000+

               [CHART]

                  MSCI EAFE*      Fund
                  ----------      ----
 10/9/2001         $10,000      $10,000
12/31/2001          10,391       10,969
 3/31/2002          10,450       10,787
 6/30/2002          10,249       10,473
 9/30/2002           8,231        8,713
12/31/2002           8,765        8,984
 3/31/2003           8,052        7,890
 6/30/2003           9,627        9,855
 9/30/2003          10,415       10,534
12/31/2003          12,196       12,124
 3/31/2004          12,733       12,585
 6/30/2004          12,789       12,882
 9/30/2004          12,760       12,903
12/31/2004          14,720       14,612
 3/31/2005          14,705       14,929
 6/30/2005          14,595       14,878
 9/30/2005          16,118       16,302
12/31/2005          16,782       16,694
 3/31/2006          18,372       18,321
 6/30/2006          18,544       18,614



    -------------------------------------------------------------
                                    Average Annual Return/2/
                                 (for the period ended 6/30/06)
    -------------------------------------------------------------
    -------------------------------------------------------------
                                 1 Year 3 Year Since Inception/3/
    -------------------------------------------------------------
    Harris Oakmark International
    Portfolio--Class A           25.41% 23.95%      12.86%
--        Class B                25.10% 23.61%      14.06%
          Class E                25.24% 23.77%      13.72%
    -------------------------------------------------------------
- - MSCI EAFE(R) Index/1/        27.07% 24.43%      14.59%
    -------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE(R) Index") is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of the Class A shares is 1/2/02. Inception of the Class B shares is 10/9/01. Inception of the Class E shares is 4/2/02. Index returns are based on an inception date of 10/9/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
JANUS AGGRESSIVE GROWTH PORTFOLIO                  FOR THE PERIOD ENDED 6/30/06
MANAGED BY JANUS CAPITAL MANAGEMENT LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


In the first quarter of 2006, equity markets posted solid gains, supported by healthy earnings reports, retreating energy prices and resilient economic growth. Indeed, the performance of the economy remained impressive, especially this late into a Federal Reserve (Fed) credit tightening cycle. Consumer spending and housing market activity continued at a healthy, albeit more moderate pace and corporations projected increases in capital investment. During the second quarter, however, signs of inflation, which had remained relatively benign by historic standards despite spikes in fuel prices both at the end of last year, began to creep into the picture with core prices rising for three consecutive months. As a result, the Federal Reserve pushed short-term lending rates higher to 5.25%. The resilience of the housing market and consumer also seemed to thin with uneven home and retail sales and recently weak job data. On the last day of the period, hope was resurrected on the rate front with the latest inflation reading showing no change.

For the six months ended June 30, 2006, the Portfolio declined 2.11%, underperforming its benchmark, the S&P 500(R) Index, which returned 2.71%.

On the downside, high-end grocery chain Whole Foods Market stumbled as recent operating performance was stunted by costs associated with the rollout of its new higher-volume, higher-margin stores. The company is refining its store model to a larger, "higher return-on-investment" format with unique prepared food offerings that attempt to generate excitement and intense loyalty among its customers. We expect these new venues to bolster the company's profitability going forward. With only 3% market share of total U.S. grocery sales, we believe Whole Foods has tremendous growth potential over the next several years as the company penetrates new markets.

Also detracting from performance was Internet search and media company Yahoo!, which lost favor with investors after reporting fourth-quarter financial results that only met expectations. However, Yahoo! has benefited from the ongoing migration of advertising dollars from traditional media into the growing Internet space, which allows advertisers to better target and track media spending. We remain confident in the underlying fundamentals supporting Yahoo!, and we will continue to closely monitor their valuations.

Biotechnology company Celgene was the Portfolio's strongest contributor, reflecting the expanding market opportunities tied to its cancer drug, Revlimid. Originally formulated as a drug for blood-borne cancers, Revlimid has shown potential in the treatment of leukemia and non-Hodgkin's lymphoma. Specifically, Revlimid has shown the ability to slow disease progression and enable patients to remain transfusion independent for over two years. We believe the drug will be approved for these additional uses by the Food and Drug Administration in the coming year, which should boost sales and profits significantly.

Another standout was Deutsche Boerse, owner of the Frankfurt Stock Exchange. The German company continues to capitalize on growth in the European financial derivatives market, and recently reported a 45% surge in quarterly earnings. Deutsche Boerse has also benefited from consolidation in the European exchange market, and we believe its hybrid floor-and-electronic trading operation may prove to be the model for other exchanges around the world. We are impressed with the company's business prospects, positioning and valuation, as well as its commitment to returning cash to shareholders in the form of stock repurchase and dividends.

Though the Portfolio's overweighting in information technology detracted from performance on a relative basis, we benefited from our stake in Germany's SAP, the world's largest seller of business applications software. SAP continues to project double-digit growth in licensing revenues and earnings, and recently captured investor attention with its plans to enter the fast-growing market for on-demand, subscription-based business applications software. Such online software has become a popular alternative with end-users, given the minimal upfront investment and quick turnaround time.

We also benefited from a rebound in shares of Research in Motion, maker of the BlackBerry wireless email system. The company was able to settle a patent infringement suit brought by rival NTP, avoiding an injunction on sales of its popular BlackBerry device. We anticipate investor subscriber growth to rebound now that uncertainty over the future of the BlackBerry service has lifted.

Looking ahead, in our opinion the economy has remained surprisingly robust despite many headwinds--high budget deficits that at some point will impact monetary policy, moderating consumer demand due to high oil prices and slowing house price appreciation, and corporate profit squeezes from rising raw material prices and weak end-user pricing ability. We remain cautiously optimistic on the economic and market outlook and believe that the economy will continue to grow, albeit at a slower pace. Moreover, we believe that the Federal Reserve may be close to ending this round of credit tightening, which could help alleviate some market uncertainty. In this environment, we expect to see the market continue to favor companies that provide strong earnings growth despite these impediments, so the Portfolio remains invested predominantly in stocks that we believe can grow organically and have specific catalysts to improve shareholder value.

Thank you for your continued investment.

ED KEELY
Portfolio Manager
JANUS CAPITAL MANAGEMENT LLC

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
JANUS AGGRESSIVE GROWTH PORTFOLIO                  FOR THE PERIOD ENDED 6/30/06
MANAGED BY JANUS CAPITAL MANAGEMENT LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------



TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/06

                                                  Percent of
                   Description                    Net Assets
                   -----------------------------------------
                   Yahoo!, Inc.                     4.98%
                   -----------------------------------------
                   Celgene Corp.                    4.96%
                   -----------------------------------------
                   Roche Holding AG                 4.92%
                   -----------------------------------------
                   Whole Foods Market, Inc.         3.12%
                   -----------------------------------------
                   Varian Medical Systems, Inc.     2.84%
                   -----------------------------------------
                   Lamar Advertising Co.--Class A   2.71%
                   -----------------------------------------
                   Coventry Health Care, Inc.       2.67%
                   -----------------------------------------
                   Google, Inc.--Class A            2.56%
                   -----------------------------------------
                   QUALCOMM, Inc.                   2.46%
                   -----------------------------------------
                   NAVTEQ Corp.                     2.38%
                   -----------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/06

                                    [CHART]

Information Technology             26.1%
Health Care                        24.4%
Financials                         14.1%
Consumer Discretionary             11.8%
Industrials                        10.2%
consumer Staples                    6.1%
Energy                              3.2%
Telecommunication Services          2.5%
Materials                           1.6%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
JANUS AGGRESSIVE GROWTH PORTFOLIO                  FOR THE PERIOD ENDED 6/30/06
MANAGED BY JANUS CAPITAL MANAGEMENT LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                 JANUS AGGRESSIVE GROWTH PORTFOLIO MANAGED BY
             JANUS CAPITAL MANAGEMENT LLC VS. S&P 500(R) INDEX/1/
                           Growth Based on $10,000+

                                    [CHART]

                   S&P 500        Fund
                   -------      -------
     2/12/2001     $10,000      $10,000
     3/31/2001       8,512        7,970
     6/30/2001       9,010        8,300
     9/30/2001       7,687        6,220
    12/31/2001       8,509        7,400
     3/31/2002       8,533        7,430
     6/30/2002       7,389        6,260
     9/30/2002       6,113        5,250
    12/31/2002       6,628        5,341
     3/31/2003       6,420        5,351
     6/30/2003       7,408        6,041
     9/30/2003       7,605        6,251
    12/31/2003       8,531        6,991
     3/31/2004       8,675        7,042
     6/30/2004       8,824        7,242
     9/30/2004       8,659        6,832
    12/31/2004       9,458        7,582
     3/31/2005       9,255        7,312
     6/30/2005       9,382        7,622
     9/30/2005       9,720        8,182
    12/31/2005       9,923        8,611
     3/31/2006      10,341        9,031
     6/30/2006      10,192        8,429


    ---------------------------------------------------------------
                                   Average Annual Return/2/
                                (for the period ended 6/30/06)
    ---------------------------------------------------------------
    ---------------------------------------------------------------
                            1 Year 3 Year 5 Year Since Inception/3/
    ---------------------------------------------------------------
    Janus Aggressive Growth
    Portfolio--Class A      10.88% 12.04%    --         3.12%
--  Class B                 10.60% 11.74%  0.31%       -3.13%
    Class E                 10.57% 11.83%    --        13.37%
    ---------------------------------------------------------------
- - S&P 500(R) Index/1/      8.63% 11.22%  2.49%        0.35%
    ---------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the Class A shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The S&P 500(R) Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of Class A shares is 1/2/02. Inception of Class B shares is 2/12/01. Index returns are based on an inception date of 1/31/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
JANUS CAPITAL APPRECIATION PORTFOLIO               FOR THE PERIOD ENDED 6/30/06
MANAGED BY JANUS CAPITAL MANAGEMENT LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


PERFORMANCE SUMMARY

The Portfolio underperformed the S&P 500(R) Index during the first half of 2006, and was down (8.02%) versus the 2.71% return for the benchmark.

DETRACTORS FROM PERFORMANCE

From a sector perspective, the three weakest sectors in the Portfolio were consumer discretionary, information technology and healthcare.

Within consumer discretionary, an overweight position and the weak performance of select stocks within this group negatively impacted performance during the time period. XM Satellite Radio declined after it reported that its cost per gross acquisition (CPGA) had increased due to inventory issues in the automobile industry. In addition, the financial woes of its largest partner, General Motors, has weighed on the stock. In addition to these issues, the stock was sold from the Portfolio after we became increasingly concerned about the caliber of the programming. Advanced Auto Parts fell at the end of the reporting period after guiding down estimates due to slower-than-expected store traffic. The position size was aggressively trimmed on the news.

An overweight position and poor stock selection in the information technology sector as well as the disappointing near-term results posted by some of our tech holdings also detracted from performance during the first half of 2006. Apple Computer declined on concern that the transition to Intel-based Mac PCs in next-generation computers might not be as smooth as expected. In addition, there has been some concern that iPod sales might be soft. We began to trim the stock on valuation concerns after it hit an all-time high early in the year, as we became concerned that the stock price had gotten ahead of the near-term fundamental outlook. The stock remains a core holding in the Portfolio, as we believe the long-term growth opportunities for Apple are still not well understood by the market.

Staying within the information technology sector, eBay declined and was sold out of the Portfolio. We became concerned about increased competitive threats to its core auction business and have chosen to take profits in the name and move to the sidelines. Likewise, we chose to exit our position in Yahoo! after becoming frustrated with its difficulties monetizing search inquiries.

An overweight position and underperformance by certain healthcare holdings also had a negative impact on performance. Following its strong performance in 2005, UnitedHealth Group declined after the SEC announced an investigation regarding back-dating of executive options. Further weighing on the stock were concerns about rising medical costs negatively impacting margins. The position was trimmed on valuation discipline, harvesting gains we have made in the name over the past few years. Teva Pharmaceuticals declined after Merck decided to cut the price of its cholesterol drug, Zocor, to generic price levels. This was done in an attempt to maintain market share in front of Teva's launch of a generic equivalent.

CONTRIBUTORS TO PERFORMANCE

On the positive side, the financial and material sectors made a positive contribution to performance. Goldman Sachs was the top performer in the financial group, benefiting from the continued strengthening of global financial markets. Goldman Sachs is well positioned in fast-growing capital markets like Japan and China, and its proprietary trading desk remains a powerful driver of its business model. Wells Fargo's stock benefited from solid execution, as its cross-sell driven model has enabled the top and bottom line to grow at 9%.

Suncor, the Canadian-based oil sands company, made the largest contribution to performance, aided by strength in oil prices and continued recognition that we are in an energy-constrained world. It is clear that the gap between worldwide energy production and consumption is very narrow. The conversion technology that Suncor employs to transform oil sands into marketable oil is becoming more efficient, which is helping to drive down costs. During the period, we initiated positions in energy companies that have exposure to natural gas on the pullback in the price of the underlying commodity.

Despite weakness in the aforementioned healthcare holdings, our biotechnology holdings performed well. Roche, whose underlying execution remains solid, made the second largest positive contribution to performance. All of the key franchises are showing strong growth, with Avastin and Herceptin each growing almost 100% year-over-year in both the U.S. and Europe. Additionally, eight of Roche's top 10 drugs reported double-digit growth rates in the most recent quarter. Gilead moved ahead during the period and its franchise HIV drug, Truvada, continues to gain market share versus the competitive therapy. We remain optimistic about the fundamental outlook for Gilead's HIV franchise over the next few years, believing that management has been conservative in its guidance.

CURRENT POSITIONING

The Portfolio was overweight the consumer discretionary, information technology and healthcare sectors, while it was underweight the industrials and financials sectors. Exposure to the consumer discretionary, healthcare and information technology sectors declined during the period, while exposure to financials and energy increased. We remain focused on identifying single-purpose business models selling compelling products into large total addressable markets.

SCOTT SCHOELZEL
Portfolio Manager
JANUS CAPITAL MANAGEMENT LLC

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
JANUS CAPITAL APPRECIATION PORTFOLIO               FOR THE PERIOD ENDED 6/30/06
MANAGED BY JANUS CAPITAL MANAGEMENT LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------



TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/06

                                                    Percent of
                  Description                       Net Assets
                  --------------------------------------------
                  Apple Computer, Inc.                8.19%
                  --------------------------------------------
                  Lowe's Cos., Inc.                   5.34%
                  --------------------------------------------
                  Wells Fargo & Co.                   4.89%
                  --------------------------------------------
                  Roche Holdings AG                   4.85%
                  --------------------------------------------
                  American Express Co.                4.65%
                  --------------------------------------------
                  Gilead Sciences, Inc.               4.34%
                  --------------------------------------------
                  Federated Department Stores, Inc.   4.14%
                  --------------------------------------------
                  Electronic Arts, Inc.               4.00%
                  --------------------------------------------
                  KKR Private Equity Investment LP    3.90%
                  --------------------------------------------
                  Genentech, Inc.                     3.60%
                  --------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/06

                                    [CHART]
Health Care                                        20.3%
Financials                                         24.3%
Consumer Discretionary                             18.6%
Information Technology                             17.3%
Energy                                             11.0%
Utilities                                           2.8%
Consumer Staples                                    2.7%
Materials                                           2.5%
Telecommunication Services                          0.5%



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
JANUS CAPITAL APPRECIATION PORTFOLIO               FOR THE PERIOD ENDED 6/30/06
MANAGED BY JANUS CAPITAL MANAGEMENT LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                JANUS CAPITAL APPRECIATION PORTFOLIO MANAGED BY
   JANUS CAPITAL MANAGEMENT LLC VS S&P 500(R) INDEX/1/, AND RUSSELL 2000(R)
                                   INDEX/2/
                           Growth Based on $10,000+

                                    [CHART]

                                        Russell Value
               Fund     S&P 500 Index    2000 Index
             -------    -------------    ----------
 6/30/1996   $10,000       $10,000        $10,000
12/31/1996    12,821        12,296         12,137
12/31/1997    16,172        16,398         15,995
12/31/1998    26,139        21,084         14,964
12/31/1999    40,082        25,521         14,741
12/30/2000    31,356        23,196         18,106
 6/30/2001    26,471        21,642         15,803
12/31/2001    23,178        20,438         15,985
12/31/2002    17,377        15,921         14,159
 3/31/2003                                 13,440
 6/30/2003    18,841        17,794         16,493
12/31/2003    21,705        20,488         20,676
12/30/2004    25,836        22,717         25,277
 6/30/2005    27,107        22,533         25,504
12/31/2005    30,536        23,833         26,468
 3/31/2006    30,353        24,836         30,044
 6/30/2006    28,085        24,479         29,233

    -------------------------------------------------------------
                                Average Annual Return/3/
                             (for the period ended 6/30/06)
    -------------------------------------------------------------
    -------------------------------------------------------------
                                                        Since
                        1 Year 3 Year 5 Year 10 Year Inception/4/
    -------------------------------------------------------------
    Janus Capital
    Appreciation
--  Portfolio--Class A   3.61% 14.39% 1.26%   9.20%    12.82%
    -------------------------------------------------------------
- - S&P 500(R) Index/1/  8.63% 11.22% 2.49%   8.32%    13.60%
    -------------------------------------------------------------
    Russell 2000(R)
--  Index/2/            14.58% 18.70% 8.50%   9.05%    12.28%
    -------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. This is currently the only active Class in the Portfolio.

/1/The S&P 500(R) Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets. The Index does not include fees or expenses and is not available for direct investment.

/2/The Russell 2000(R) Index is an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000(R) Index. As of the latest reconstitution, the average market capitalization was approximately $762.8 million; the median market capitalization was approximately $613.5 million. The largest company in the Index had a market capitalization of $2.0 billion. The Index does not include fees or expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/4/Inception of Class A shares is 03/19/1982. Index returns are based on an inception date of 3/31/1982.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LAZARD MID-CAP PORTFOLIO                           FOR THE PERIOD ENDED 6/30/06
MANAGED BY LAZARD ASSET MANAGEMENT LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


For the six month period ended June 30, 2006, the Portfolio Class B shares had a net return of 3.09% versus 5.06% for its benchmark, the Russell Midcap(R) Index.

A sharp rally in U.S. stocks marked the first quarter of 2006. Stocks then flattened out in a mid-quarter sell-off before bouncing back in mid-March and advancing to levels that had not been reached since 2000. The mid-quarter sell-off was attributed to concerns about the sustainability of U.S. economic growth and worries that the continued monetary tightening by the U.S. Federal Reserve and central banks around the world would lead to a reduction in investor risk tolerance. However, a continuation of strong profit growth, coupled with robust merger and acquisition activity, aided the overall rally and U.S. stocks had their best performance in five quarters. In fact, the first quarter witnessed significant merger and acquisition activity, with the largest deal being AT&T's $67 billion offer for BellSouth. The ongoing rally in equities persisted through the first half of the second quarter, before stocks fell sharply amid concerns over a potential acceleration in inflation and its implications for future monetary policy. Comments from the newly installed Federal Reserve Chairman, Ben Bernanke, regarding the "unwelcome" increase in prices called into question the prevailing belief that the cycle of monetary tightening in the United States was nearing an end. Concerns that the Federal Reserve would continue to aggressively raise rates fueled fears of a material global economic slowdown and a sharp contraction in liquidity, as central banks around the world tightened monetary policy.

The first quarter of 2006 was disappointing. Although the Portfolio had two stock-specific issues (discussed below), much of the underperformance was related to the markets gravitation toward the more speculative asset classes. Specifically, stock selection in consumer discretionary, particularly media, detracted from performance, as Westwood One shares declined. The company announced that revenues for the first quarter would be lower than had previously been forecasted, due to a weaker advertising market and greater competitive pressure. In addition, increased investment spending in 2006 is likely to further depress earnings relative to prior expectations. We have subsequently sold our holdings in Westwood One. Expedia shares also declined, after the company released its earnings report. Although revenue growth was in line with our expectations, the company announced that it had increased general and administrative expenses and technology spending. In addition, our Expedia holdings have since been sold from the Portfolio. In financials, the Portfolio's underweight position in REITs detracted from performance, as this sector rose sharply despite rising interest rates. In addition, a large weighting in insurance stocks also hurt returns, as this group underperformed. The Portfolio's underweight position in utilities benefited performance, as this sector declined after performing well in 2005.

During the second quarter, investors' risk appetite moved away from the deeper cyclicals providing a more compelling backdrop favoring Lazard's investment style. Strong performance, relative to the benchmark, can be attributed to broad stock selection during the second quarter. Performance benefited from stock selection in industrials, as shares of food-services company, Aramark Corp., rose sharply. The company received a takeover offer from a private equity group led by its Chairman and Goldman Sachs. The $32 cash offer was at a 13 percent premium to the previous day's closing price. However, the stock has been trading higher, as investors believe that the company could eventually receive a higher bid. Overseas Shipholding also performed well, after the company announced a $300 million share repurchase program representing approximately 15 percent of its outstanding shares. This announcement underscores the company's solid cash-flow generation and its commitment to enhancing shareholder value. Stock selection in health care also helped performance, after shares of Sepracor rose, due to positive news that the FDA did not approve a potential competitive sleep aid. This decision gives the company a competitive advantage in the growing insomnia treatment market. Subsequently, the stock rose based on speculation of a takeover, given that it is likely that one of the largest competitive threats to the company's insomnia drug has been eliminated. An underweight position in utilities detracted from performance, as this normally defensive sector held up well in the downturn.

While the equity markets were volatile during the quarter, the economic backdrop continues to appear solid, with interest rates low by historical standards and corporate profits quite robust. In addition, mid-cap equity valuations appear reasonable, particularly among higher quality, less-volatile stocks, which have lagged the broad market in recent years. As a result, we feel that the outlook for equities is positive, although, we would expect investor risk tolerance to continue to wane, as the effects of the earlier Federal Reserve rate hikes, which tend to trail the announcements, are experienced.

TEAM MANAGED

The Portfolio is managed by Andrew Lacey, Christopher Blake, Gary Buesser and Robert Failla.

LAZARD ASSET MANAGEMENT LLC

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LAZARD MID-CAP PORTFOLIO                           FOR THE PERIOD ENDED 6/30/06
MANAGED BY LAZARD ASSET MANAGEMENT LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------



TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/06

                                                    Percent of
                  Description                       Net Assets
                  --------------------------------------------
                  Avaya, Inc.                         2.99%
                  --------------------------------------------
                  Protective Life Corp.               2.86%
                  --------------------------------------------
                  Williams Cos., Inc. (The)           2.38%
                  --------------------------------------------
                  ALLTEL Corp.                        2.20%
                  --------------------------------------------
                  Liz Claiborne, Inc.                 2.17%
                  --------------------------------------------
                  Dollar Tree Stores, Inc.            2.14%
                  --------------------------------------------
                  Mellon Financial Corp.              2.07%
                  --------------------------------------------
                  PartnerRe, Ltd.                     2.05%
                  --------------------------------------------
                  Service Corporation International   2.04%
                  --------------------------------------------
                  Triad Hospitals, Inc.               2.01%
                  --------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/06

                                    [CHART]

Industrials                                   28.8%
Financials                                    18.8%
Non-cyclical                                  15.0%
Cyclical                                       9.7%
Communications                                 8.0%
Technology                                     7.8%
Basic Materials                                6.0%
Energy                                         5.9%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LAZARD MID-CAP PORTFOLIO                           FOR THE PERIOD ENDED 6/30/06
MANAGED BY LAZARD ASSET MANAGEMENT LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------

                      LAZARD MID-CAP PORTFOLIO MANAGED BY
          LAZARD ASSET MANAGEMENT LLC VS. RUSSELL MIDCAP(R) INDEX/1/
                           Growth Based on $10,000+

                           [CHART]

  Date             Fund           Russell Midcap
----------        -------         --------------
 10/9/2001        $10,000            $10,000
12/31/2001         11,026             11,463
 3/31/2002         11,606             11,950
 6/30/2002         10,826             10,809
 9/30/2002          9,275              8,903
12/31/2002          9,843              9,608
 3/31/2003          9,402              9,381
 6/30/2003         10,874             11,094
 9/30/2003         11,314             11,807
12/31/2003         12,406             13,457
 3/31/2004         12,840             14,148
 6/30/2004         13,456             14,354
 9/30/2004         13,073             14,233
12/31/2004         14,183             16,177
 3/31/2005         14,293             16,137
 6/30/2005         14,475             16,811
 9/30/2005         15,050             17,806
12/31/2005         15,336             18,225
 3/31/2006         15,878             19,612
 6/30/2006         15,810             19,106




    -----------------------------------------------------------
                                  Average Annual Return/2/
                               (for the period ended 6/30/06)
    -----------------------------------------------------------
    -----------------------------------------------------------
                               1 Year 3 Year Since Inception/3/
    -----------------------------------------------------------
    Lazard Mid-Cap
    Portfolio--Class A          9.44% 13.58%       8.68%
--  Class B                     9.22% 13.29%      10.18%
    Class E                     9.33% 13.42%       7.67%
    -----------------------------------------------------------
- - Russell Midcap(R) Index/1/ 13.66% 19.87%      15.14%
    -----------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Russell Midcap(R) Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 30% of the total market capitalization of the Russell 1000(R) Index. As of the latest reconstitution, the average market capitalization was approximately $5.3 billion; the median market capitalization was approximately $3.9 billion. The largest company in the Index had a market capitalization of $14.9 billion. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of the Class A shares is 1/2/02. Inception of the Class B shares is 10/9/01. Inception of the Class E shares is 4/2/02. Index returns are based on an inception date of 10/9/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO       FOR THE PERIOD ENDED 6/30/06
MANAGED BY BATTERYMARCH FINANCIAL MANAGEMENT, INC., CAM NORTH AMERICA LLC AND WESTERN ASSET MANAGEMENT COMPANY

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------

PERFORMANCE

During the semi-annual period ended June 30, 2006, the Portfolio had a net return of 1.49%, versus (1.13%) for its benchmark, the Lehman Government/Credit Bond Index and 4.85% for its benchmark S&P 500(R) Index.

FIXED INCOME:
MARKET REVIEW

Interest rates moved broadly higher across the yield curve this year, driven by a tighter-than-expected Fed, a stronger-than-expected economy, and a mild rise in inflation concerns. Short-term rates rose more than long-term rates, leaving the yield curve substantially flat. The Federal Reserve raised its target funds rate by 25 basis points at each of its four meetings, exceeding the market's expectation late last year that only one or two more tightenings were likely to occur in 2006. Alan Greenspan was replaced by Ben Bernanke as the Fed's new Chairman, but Bernanke gave no indication of any significant shift in Fed policy.

The economy bounced back strongly from its weak showing in the fourth quarter, with growth of over 5% in the first quarter, while headline inflation registered 3-4%, core inflation drifted slightly higher, and Treasury Inflation Protected Securities (TIPS) forward breakeven spreads rose from 2.4% to 2.6%. Corporate profits exceeded expectations, and federal and state revenues registered some of the strongest gains in real terms in history. Inflation concerns were fueled by modest gains in gold, industrial commodity and energy prices, and a decline in the dollar against most major currencies.

The housing market exhibited signs of a spreading slowdown, which in turn gave rise to a widely held perception that the economy was likely to slow enough to reduce inflation pressures and allow the Fed to soon end its tightening cycle. Mortgage rates have risen about 55 bps so far this year, and are up about 130 bps over the past 12 months, with the result that the Mortgage Banker's Association index of new mortgage applications has fallen almost 20%, and refinancing activity has dropped about 50% from last summer's highs. The labor market exhibited modest growth in jobs, and the unemployment rate declined from 4.9% to 4.6%. Credit spreads were little changed on balance, thanks to a relatively stable economy and strong profits growth. Mortgage spreads were also relatively stable as volatility remained low.

CONTRIBUTORS TO PERFORMANCE

Strategies produced mixed results last quarter. Overweight duration detracted somewhat from performance as interest rates rose, and a modestly bulleted yield curve exposure suffered as the curve flattened. Underweight exposure to the corporate bond sector benefited from wider spreads, but an emphasis on lower quality issues was penalized as those sectors underperformed. High yield debt exposure detracted somewhat from returns as spreads widened, but our emphasis on the auto sector benefited from a significant tightening in GM spreads, thanks to positive restructuring news. Overweight exposure to the mortgage-backed sector was a modest negative for performance as spreads widened marginally. TIPS exposure contributed to performance, thanks mainly to an outsized inflation adjustment for the period and a rise in breakeven spreads.

OUTLOOK AND STRATEGY

The Fed is now prepared to take a breather for the first time in two years, having judged that monetary policy is no longer accommodative and the economy is slowing. This means that the future strength of the economy and the behavior of inflation become critical determinants of the future course of interest rates. The economy does look to be slowing, but for now inflation pressures remain "elevated." The Fed and the bond market assume that a slower economy plus the lagged effects of a 425 bps rise in short-term interest rates will result in reduced inflation pressures, but the proof will be in the pudding, as they say.

Arguing for slower growth is evidence of a significant slowdown in the residential housing market. Over the past year, new applications for mortgages have declined 25%; mortgage refinancing activity has slumped fully 50%; housing starts are down approximately 10%; and the equities of major home builders have declined some 30%. Moreover, car sales have been flat to down over the past year, and rising gasoline prices have taken a bite out of retail sales. Jobs growth, meanwhile, is proceeding at a fairly modest pace.

Arguing against a full-scale slowdown in the economy, we have the evidence of strong growth in after-tax corporate profits and booming state and federal tax revenues. Corporate profit margins are at record-high levels, and some 50% above long-term average levels. In addition, state and local tax receipts have exceeded expectations by wide margins, suggesting that underlying income gains may be stronger than official statistics suggest. The global backdrop is also favorable, with prices of most industrial commodities trading at or near all-time highs, reflecting robust global demand. Meanwhile, credit spreads remain relatively low, suggesting an absence of systemic risk.

We don't anticipate a major slowdown, but we remain concerned that the economy is more vulnerable to downside, rather than upside risks, stemming primarily from the degree to which housing slows and how this impacts the rest of the economy. For the time being, we believe the Fed is likely to be on hold, pending the accumulation of more data. They have plenty of latitude to lower rates should any significant slowdown in growth develop, but they would likely continue raising rates if inflation pressures fail to recede.

Globally, the Fed is not alone in responding to inflation pressures. Gold as well as most industrial commodity prices have risen significantly against all major currencies in the past year. The Bank of Japan has ended its quantitative easing program, and will likely soon raise short-term interest rates since it no longer sees the need to fight deflationary pressures. The ECB has indicated that it will most likely continue to raise rates since, like the Fed, it views European inflation to be somewhat elevated. The Bank of China has taken out some disinflationary insurance by allowing the yuan to appreciate relative to the dollar. In the end, while elevated inflation may be a near-term concern for many central banks, it is unlikely to become a permanent fixture of the global landscape.

Central banks' vigilance against the threat of inflation argues against a sustained secular uptrend in inflation and interest rates, and in favor of a

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO       FOR THE PERIOD ENDED 6/30/06
MANAGED BY BATTERYMARCH FINANCIAL MANAGEMENT, INC., CAM NORTH AMERICA LLC AND WESTERN ASSET MANAGEMENT COMPANY

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


relatively flat interest rate trend over the next several years. Thus, we continue to follow a tactical duration strategy that calls for duration to rise as rates rise, and to fall as rates fall. We have a modest exposure to a steeper yield curve, in the belief that a stabilization of short-term interest rates is likely to allow a more normal term premium to reestablish itself with time. Our primary sector overweight is to mortgage-backed securities, since they should benefit from continued low volatility; even if the Fed ends up raising rates by more than the market expects, they are likely to do so at a measured pace, and this should go a long way to preserving the bond market's relative calm. With credit spreads generally low, we are targeting a neutral to underweight exposure to the corporate sector, with overweights concentrated in the auto and select high-yield sectors. Since breakeven spreads are lower than current inflation, we still think a moderate exposure to TIPS is a prudent hedge against higher-than-expected inflation, but as real yields move higher TIPS become quite attractive as standalone investments.

CONVERTIBLE:

Telecommunications Services, one of the smaller groups in the convertible market and in the convertible portion of the Portfolio, was the largest group contributor to returns for the first quarter of 2006 led by the convertible bonds of NII Holdings Inc., a provider of mobile communications services in Latin America, and by those of Level 3 Communications Inc., a global provider of telecommunications and information services.

Second best group contributor to returns for the convertible portion during the period was the Utilities sector, also one of the smaller sectors in the convertible market and in the convertible section of the Portfolio, where the entire contribution came from our single holding in the sector, that being the convertible preferred shares of NRG Energy Inc., an owner and operator of a diverse portfolio of power-generation facilities primarily in the U. S. and which was the subject of a takeover offer during the period.

Healthcare, one of the largest sectors in the convertible market and the largest in convertible portion of the Portfolio, was the poorest group contributor to the convertible section in the Portfolio returns in the quarter, again led on the downside by the convertible bonds of United Health Group Inc., a large provider of managed healthcare services that fell under the cloud of options backdating investigations, and by those of CV Therapeutics Inc., a biopharmaceutical company whose drug for the treatment of angina had a disappointing initial reception in the marketplace.

The second worst contributor to the returns of the convertible portion of the Portfolio for the period was also one of the larger sectors in the convertible market and second largest in this section, that being Information Technology. This group was led on the downside by our holding of the convertible bonds of ADC Telecommunications Inc., a supplier of voice, video and data systems for a variety of communications networks which announced an acquisition during the quarter that was viewed very unfavorably by the market, and by the convertible bonds of Openwave Systems, Inc., a provider of internet based communication infrastructure software and applications which failed to meet earnings expectations for the quarter.

EQUITY:

Positive stock selection in the second quarter offset negative sector allocation and negative stock selection during February and March.

Our stock selection model had a positive top-to-bottom quintile spread on an equal-weighted basis overall and for each of the dimensions during the first half of 2006. The same was true for the second quarter with the exception of the Technical dimension, which was negative.

At quarter-end, your Portfolio remained broadly diversified and attractively valued compared with the benchmark, with a lower 12-month forward P/E and a strong two-year forward earnings growth rate. Looking forward, your Portfolio is focused on stocks that rank attractively relative to their peers across the dimensions of our stock selection model.

MARKET ENVIRONMENT

During the first quarter, the US economy continued to grow at a steady pace, with job growth, employment rates and consumer sentiment suggesting a relatively healthy economy. The Fed boosted short term rates for the fifteenth time, the longest sustained tightening in history, and left the door open for further tightening, implying that the economy has adequate strength.

US equities began the year with strong absolute returns, continuing into early May, as the economy appeared to be strong. Returns were generally positive for the April through May 9 period, using the Russell 3000(R) Index as a proxy for the US market to illustrate sector reversals. The strongest sector for this index during this period was energy services while the weakest was health care-services.

On May 10, the Fed signaled that inflation was of increasing concern; investors reacted globally to a re-assessment of prospects for inflation and global growth. Central banks internationally joined the US Fed in tightening monetary policy, draining the global system of liquidity. Such actions had a cumulative effect, causing hedge funds and institutional players to unwind sizeable positions in an effort to control risk exposures. Risk aversion worldwide increased sharply, and stocks that had the best returns early in the year sold off the most sharply.

For the period May 9 to June 13, US sector returns were negative, led down by energy services, which declined significantly for the period, falling 19.4%, followed by materials and technology. While health care-services sector was the only sector with positive returns, utilities and telecommunications also outperformed.

After weeks of price declines within the US sectors, returns stabilized towards the end of June, and leadership returned to the energy-related stocks. All 20 sectors were positive during the recovery. Following energy and energy services, the strongest sectors were transportation, materials and software & services.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO       FOR THE PERIOD ENDED 6/30/06
MANAGED BY BATTERYMARCH FINANCIAL MANAGEMENT, INC., CAM NORTH AMERICA LLC AND WESTERN ASSET MANAGEMENT COMPANY

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------



OUTLOOK

As the Fed has overshot the mark in the past with respect to both tightening and loosening cycles, there are investor concerns that the Fed raised rates one time too many with the rise in June to 5.25%. In part, that concern contributed to the recent rise in market volatility.

Whether or not there are signs of inflation depends on the basket of goods used in a CPI calculation. One can declare either little sign of inflation if wages are included or definite signs of inflation if energy prices are included. In addition, commodity prices suggest that tight supply and robust demand are adding to inflation. Supply remains tight, bolstering the outlook for a strong pricing environment. If world economies continue to grow although at a more tempered pace, demand should remain at elevated levels with little dampening effect on prices.

Many investors feel that, ultimately, the US consumer will largely dictate what happens to the global economy. Given the record-high debt-to-disposable-income ratio, coupled with seventeen interest rate hikes, the typical consumer is in a precarious position. Our models point to the relative attractiveness of stocks in the Energy Services and Technology sectors while stocks in the consumer sectors and Financials-Banks appear less attractive.

INVESTMENT RESEARCH UPDATE

Our US, International and Emerging Markets investment teams introduced a new Technical factor during the first quarter. Known as the Golden Cross, this factor is predictive of intermediate-term stock price movements and has proven effective for both our long-only portfolios and our long-short strategies. Consisting of two components, the Golden Cross factor signals a security's upward or downward price momentum as well as the magnitude of the trend.

TEAM MANAGED
BATTERYMARCH FINANCIAL MANAGEMENT, INC.

Yu-Nien (Charles) Ko, CFA, is a Co-Director and Senior Portfolio Manager of the Batterymarch U.S. investment team. Mr. Ko joined Batterymarch in 2000 as a quantitative analyst and was promoted to portfolio manager in 2003 and co-director and senior portfolio manager of the U.S. investment team in 2006. Mr. Ko has seven years of investment experience.

Stephen A. Lanzendorf, CFA, is a Co-Director and Senior Portfolio Manager of the Batterymarch U.S. investment team. He joined Batterymarch in 2006. Mr. Lanzendorf is an experienced quantitative strategist with 22 years of investment experience. He previously held responsibilities at Independence Investments and The Colonial Group and is a member of the Chicago Quantitative Alliance and the Boston Security Analysts Society.

CAM NORTH AMERICA LLC

Mr. Kent Bailey and Mr. Peter D. Luke are responsible for managing the investment of the Portfolio's assets in convertible securities. Mr. Bailey, who is a co-portfolio manager for U.S. convertible strategies for Batterymarch, joined Salomon Brothers Asset Management, an affiliate of Batterymarch and CAM North America in 2001. Prior to that time he was a convertible analyst for Morgan Stanley Dean Witter Advisors.

Mr. Peter D. Luke is a senior portfolio manager for U.S. convertible strategies for Batterymarch and a sector manager for flexible strategies. Mr. Luke has over 33 years of industry experience and joined Salomon Brothers Asset Management in 2001, currently an affiliate of Batterymarch. Prior to that time, he was a convertible portfolio manager for General Motors Investment Management Corporation from 1989.

Mr. Steven Bleiberg, Managing Director and senior portfolio manager of CAM North America LLC, is head of global investment strategy. Mr. Bleiberg joined CAM North America LLC in 2003 and has 22 years of industry experience. Prior to that time he was Managing Director and Chairman of Global Equity Strategy Group for Credit Suisse Asset Management from 1991 to 2003.

Mr. Andrew Purdy serves as Portfolio Manager, Asset Allocation Strategies for CAM North America LLC. He is responsible for coordination and implementation of asset allocation strategies. Mr. Purdy joined Citibank Global Asset Management, formerly a unit of Citibank, N.A. and an affiliate of CAM North America LLC, in 1998 and has 13 years of investment experience.

WESTERN ASSET MANAGEMENT COMPANY

A team of investment professionals at Western Asset manages the portion of the Portfolio's assets allocated to Western Asset. The team includes portfolio managers, sector specialists and other investment professionals. Mr. S. Kenneth Leech and Mr. Stephen A. Walsh serve as co-team leaders responsible for day-to-day strategic oversight of the Portfolio's investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which the Portfolio invests. Mr. Mark Lindbloom, Mr. Carl Eichstaedt and Mr. Frederick Marki are responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions.

S. Kenneth Leech has been employed as a portfolio manager for Western Asset for the past five years and has been the Chief Investment Officer of Western Asset since 1990.

Stephen A. Walsh has been employed as a portfolio manager of Western Asset for the past five years. Mr. Walsh has been Deputy Chief Investment Officer of Western Asset since 1991.

Carl L. Eichstaedt has been a portfolio manager for Western Asset since 1991.

Mark Lindbloom joined Western Asset in 2006 as a portfolio manager. Prior to this, Mr. Lindbloom was a managing director of Salomon Brothers Asset Management Inc. and a senior portfolio manager responsible for managing its Mortgage/Corporate Group, and was associated with Citigroup, Inc. or its predecessor companies since 1986.

Frederick Marki joined Western Asset in 2006 as a portfolio manager. Prior to this, Mr. Marki was a director of Salomon Brothers Asset Management Inc. and a senior portfolio manager responsible for managing Treasury/Agency portfolios, and was associated with Citigroup Inc. or its predecessor companies since 1991.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO       FOR THE PERIOD ENDED 6/30/06
MANAGED BY BATTERYMARCH FINANCIAL MANAGEMENT, INC., CAM NORTH AMERICA LLC AND WESTERN ASSET MANAGEMENT COMPANY

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------



The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/06

                                                                Percent of
      Description                                               Net Assets
      --------------------------------------------------------------------
      U.S. Treasury Note (4.875%, due 05/31/11)                   5.63%
      --------------------------------------------------------------------
      Federal National Mortgage Assoc. (5.000%, TBA)              2.84%
      --------------------------------------------------------------------
      Exxon Mobil Corp.                                           2.47%
      --------------------------------------------------------------------
      U.S. Treasury Note (4.500%, due 11/15/15)                   2.33%
      --------------------------------------------------------------------
      U.S. Treasury Note (3.625%, due 07/15/09)                   1.89%
      --------------------------------------------------------------------
      Government National Mortgage Assoc. (6.00%, due 06/15/36)   1.69%
      --------------------------------------------------------------------
      Citigroup, Inc. (4.125%, due 02/22/10)                      1.67%
      --------------------------------------------------------------------
      PP&L Transition Bond LLC (7.05%, due 06/25/09)              1.21%
      --------------------------------------------------------------------
      U.S. Treasury Note (3.250%, due 08/15/08)                   1.20%
      --------------------------------------------------------------------
      Chevron Corp.                                               1.12%
      --------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/06

                            [CHART]

Common Stock                                              57.7%
U.S. Government & Agency Obligation                       15.4%
Domestic Bonds & Debt Securities                          15.3%
U.S. Government Agency Mortgage Backed Securities          5.5%
Convertible Bonds                                          4.8%
Convertible Preferred Stocks                               0.6%
Foreign Bond & Debt Securities                             0.4%
Asset-Backed Secutiry                                      0.3%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO       FOR THE PERIOD ENDED 6/30/06
MANAGED BY BATTERYMARCH FINANCIAL MANAGEMENT, INC., CAM NORTH AMERICA LLC AND WESTERN ASSET MANAGEMENT COMPANY

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


            LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO MANAGED BY
  BATTERYMARCH FINANCIAL MANAGEMENT, INC., CAM NORTH AMERICA LLC AND WESTERN ASSET MANAGEMENT COMPANY VS. LEHMAN BROTHERS GOVERNMENT/CREDIT BOND INDEX/1/ AND
                              S&P 500(R) INDEX/2/
                           Growth Based on $10,000+

                       [CHART]

                           Lehman Gov't /     S&P 500
                Fund     Credit Bond Index     Index
                ----     -----------------     -----
 6/30/1996    $10,000       $10,000           $10,000
12/31/1996     10,000        10,291            12,296
12/31/1997     11,717        11,294            16,398
12/31/1998     14,070        12,364            21,084
12/31/1999     16,065        12,098            25,521
12/30/2000     15,806        13,531            23,196
 6/30/2001     15,419        13,056            21,642
12/31/2001     14,986        13,685            20,438
12/31/2002     13,673        15,193            15,921
 6/30/2003     15,226        15,988            17,794
12/31/2003     16,796        15,904            20,488
12/30/2004     18,210        16,574            22,717
 6/30/2005     18,170        17,028            22,533
12/31/2005     18,906        16,963            23,833
 3/31/2006     19,456        16,792            24,836
 6/30/2006     19,188        16,772            24,479

    -------------------------------------------------------------
                                Average Annual Return/3/
                             (for the period ended 6/30/06)
    -------------------------------------------------------------
    -------------------------------------------------------------
                                                        Since
                        1 Year 3 Year 5 Year 10 Year Inception/4/
    -------------------------------------------------------------
    Legg Mason Partners
    Managed Assets
--  Portfolio--Class A   5.60%  8.10% 4.58%   8.18%     8.80%
    -------------------------------------------------------------
    Lehman Brothers
    Government/Credit
--  Bond Index/1/       -1.51%  1.60% 5.13%   6.25%     8.46%
    -------------------------------------------------------------
- - S&P 500(R) Index/2/  8.63% 11.22% 2.49%   8.32%    12.44%
    -------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. This is currently the only active Class in the Portfolio.

/1/The Lehman Brothers Government/Credit Bond Index is a weighted composite of the Lehman Brothers Government Bond Index, which is a broad-based index of all public debt obligations of the U.S. Government and its agencies and has an average maturity of nine years and the Lehman Brothers Credit Bond Index, which is comprised of all public fixed-rate non-convertible investment grade domestic corporate debt, excluding collateralized mortgage obligations. The Index does not include fees or expenses and is not available for direct investment.

/2/The S&P 500(R) Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets. The Index does not include fees or expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/4/Inception of Class A shares is 4/08/1983. Index returns are based on an inception date of 4/30/1983.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LEGG MASON VALUE EQUITY PORTFOLIO                  FOR THE PERIOD ENDED 6/30/06
MANAGED BY LEGG MASON CAPITAL MANAGEMENT, INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


MARKET COMMENTARY

The year began on an upbeat note as stocks advanced strongly following the release of the Federal Reserve's December meeting minutes and began to price in the likelihood of an eventual conclusion to the Fed's interest rate tightening campaign. Nevertheless, sensitivity to inflationary indicators and a focus on the Fed remained elevated during the first quarter, which saw the S&P 500 post its best quarterly showing since 1999. The market pulled back over the subsequent three months, as hawkish comments from Chairman Ben Bernanke and other Fed officials left investors concerned the Federal Reserve might boost short-term interest rates too far and precipitate an economic downturn, although a softer tone in the last Fed statement sparked a late-June rally that made up much of the second quarter's lost ground. The Bank of Japan and European Central Bank also tightened monetary policy in recent months, beginning a global liquidity drain that helped large cap stocks assume leadership from the previously red-hot small and mid cap segments of the market during the downturn that began in early May.

PERFORMANCE REVIEW

During the first six months of 2006, the Portfolio generated a total return of -4.69% versus a +2.71% return for the benchmark S&P 500(R) Index. Our underperformance versus the benchmark was caused by a combination of weak sector allocation and poor security selection. Our significantly overweight position in the index-lagging consumer discretionary sector, which was exacerbated by the poor returns of our individual securities, was a major detractor. Our absence from the energy sector, which dramatically outperformed the overall index, also notably hindered performance.

From a security selection standpoint, our underperformance during the year-to-date period was largely attributable to weakness among our managed care and Internet holdings. The stock sell-off suffered by the managed care industry reflected investors' concerns that the industry's rising profitability in previous years will be followed by a period of irrational pricing to grab market share, and that the trend of medical cost inflation will jeopardize earnings growth. So far, these concerns have found little support from industry data or company developments. Furthermore, there are significant contextual differences (such as technology, consolidation, and financial discipline of the current leaders) between the current period and the mid-'90s, when the last underwriting cycle downturn occurred. We believe that the combination of mid-teens long-term earnings growth, ROE in the high-teens to mid-twenties, strong free cash flow generation equal or greater than net income, and valuation multiples below that of the general market (based on our 2007 earnings estimates) make these stocks compelling investment opportunities.

Pressure on Internet stocks came primarily from heightened competitive concerns. As the growth of the US and European online markets moderate and as the booming Asian market has yet to become large enough to make a major contribution, many Internet companies have proposed significant capital investments to enhance their competitive positions and prepare for the future. Nevertheless, some investors became concerned that the high returns on incremental invested capital at these companies would evaporate in a destructive "arms race." We believe these companies' stock prices have incorrectly embedded an overly pessimistic view of perpetually elevated spending, increasing their appeal to long-term investors.

OUTLOOK

We believe the market weakness experienced from early May to mid June was a correction rather than the start of a bear market. Although the Fed is likely near the end of its tightening regime, it will probably bump the Fed funds rate one more time by 25 basis points to 5.50% in August. In our view, the economy is likely to slow, but not collapse, and we expect earnings growth to moderate, but hold up well enough to support higher stock prices once it becomes apparent that the Fed is done tightening. The current environment of healthy corporate profits and decent valuations underpins our view that the market is undervalued by roughly 10% based on next year's earnings, and that broad market performance over the next twelve months will most likely match the level of corporate earnings growth. In addition, we believe that the superior performance of large cap stocks exhibited during the second quarter may mark the beginning of a more extended period of improved relative returns for large cap stocks after six-and-a-half years of relative underperformance versus small and mid caps.

MARY CHRIS GAY
Portfolio Manager
LEGG MASON CAPITAL MANAGEMENT, INC.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LEGG MASON VALUE EQUITY PORTFOLIO                  FOR THE PERIOD ENDED 6/30/06
MANAGED BY LEGG MASON CAPITAL MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------



TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/06

                                                       Percent of
              Description                              Net Assets
              ---------------------------------------------------
              Sprint Nextel Corp.                        5.68%
              ---------------------------------------------------
              Tyco International, Ltd.                   5.21%
              ---------------------------------------------------
              AES Corp.                                  5.00%
              ---------------------------------------------------
              Amazon.com, Inc.                           4.73%
              ---------------------------------------------------
              Qwest Communications International, Inc.   4.72%
              ---------------------------------------------------
              Google, Inc.--Class A                      4.42%
              ---------------------------------------------------
              UnitedHealth Group, Inc.                   4.21%
              ---------------------------------------------------
              JPMorgan Chase & Co.                       4.15%
              ---------------------------------------------------
              Sears Holdings Corp.                       3.99%
              ---------------------------------------------------
              Countrywide Financial Corp.                3.00%
              ---------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/06

                                    [CHART]

Technology                                      20.5%
Industrials                                     17.5%
Communications                                  17.2%
Financials                                      15.4%
Cyclical                                        13.7%
Non-Cyclical                                    12.2%
Basic Materials                                  3.5%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LEGG MASON VALUE EQUITY PORTFOLIO                  FOR THE PERIOD ENDED 6/30/06
MANAGED BY LEGG MASON CAPITAL MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                 LEGG MASON VALUE EQUITY PORTFOLIO MANAGED BY
          LEGG MASON CAPITAL MANAGEMENT, INC. VS S&P 500(R) INDEX/1/
                           Growth Based on $10,000+

                   [CHART]

                                    Blended
   Date             Fund           Benchmark
----------        -------          ---------
 11/1/2005        $10,000           $10,000
12/31/2005         10,650            10,382
 3/31/2006         10,730            10,819
 6/30/2006         10,150            10,663




    ------------------------------------------------------
                                 Cumulative Return/2/
                            (for the period ended 6/30/06)
    ------------------------------------------------------
                                  Since Inception/3/
    ------------------------------------------------------
    Legg Mason Value Equity
    Portfolio--Class A                   1.51%
--        Class B                        1.50%
          Class E                       -3.79%
    ------------------------------------------------------
- - S&P 500(R) Index/1/                  6.63%
    ------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The S&P 500(R) Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of Class A and Class B shares is 11/1/05. Inception of Class E shares is 5/1/06. Index returns are based on an inception date of 10/31/05.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LOOMIS SAYLES GLOBAL MARKETS PORTFOLIO             FOR THE PERIOD ENDED 6/30/06
MANAGED BY LOOMIS, SAYLES & COMPANY, L.P.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


EQUITY OVERVIEW
MARKET & ECONOMIC REVIEW AND OUTLOOK

Returns for the equity portion of the Portfolio are (9.92%) since inception. This underperformed the benchmark, the MSCI World Index/SM/, which returned (4.02%) for the period.

In the second quarter, the stock market experienced a volatility surge not seen since the start of the Iraq war in March, 2003. Equity markets sold off sharply on a global basis, and the equity portion of the Portfolio underperformed as a result. We believe that this reflects uncertainty surrounding broader economic factors and a shift in consensus on the health of company and industry fundamentals. The economic factors affecting markets have predominantly been centered around inflation pressures and rising interest rates. Market pessimism was rooted in the fear that higher energy prices or a further tightening by the Fed might disrupt the ability of companies to sustain their current growth rates. Additionally, the overall weakness seen in the markets has made isolating stock-specific issues a challenge.

PORTFOLIO PERFORMANCE REVIEW

The consumer staples and healthcare sectors were the strongest contributors to return since inception. Over the past three months, consumer staples has outperformed the overall market as investors have sought more defensive investments. Rising interest rates have caused rethinking of earnings growth rates for many investors and consumer staples stocks are generally less sensitive to interest rate changes relative to the overall market.

Stock specific outperformance can be attributed to GENENTECH and ROCHE HOLDINGS as they both boosted the Healthcare sector's contribution to return. GENENTECH beat consensus as they realized gains on their biotech investments. ROCHE, a Swiss-based pharmaceutical company, continued to benefit from a strong franchise of leading pharmaceutical products. The company's leading products are AVASTIN, a colorectal cancer drug, TAMIFLU, an influenza drug and HERCEPTIN, a leading drug for the treatment of breast cancer.

GOOGLE shares also rose as the company continued to grab search-market share from its peers and announced deals with ADOBE and DELL to distribute its toolbar, which provides a search engine for the Internet without going to GOOGLE'S website. Positioning within this sector requires patience as macro concerns may be driving stock market performance in the near-term.

Laggards included CHICAGO MERCANTILE shares benefited from the announcement of a foreign exchange joint venture with REUTERS PLC. Shares of QUALCOMM fell after the company announced it would cut development and production of handsets using code division multiple access (CDMA) technology. BROADCOM also fell after a Merrill Lynch study reported that BROADCOM had generated excess returns during the 20-day period following option grants from 1997 to 2002.

FIXED OVERVIEW
MARKET & ECONOMIC REVIEW AND OUTLOOK

As of June 30, returns for the fixed income portion of the Portfolio are (1.71%) since inception. This outperformed the benchmark, the MSCI World Index/SM/, which returned (3.44%) for the period. However, the fixed income segment underperformed the WGBI Global Bond Index, which rose 0.30%. At the total portfolio level, the Portfolio remained heavily tilted towards equities. Fixed income gains in the quarter were led by non-dollar securities, notably in Swedish Krona, the Euro and the Australian dollar.

Looking ahead, we believe that global economic growth appears strong. Momentum may be shifting towards Europe and Asia, and away from the US, though this remains debatable. We are not convinced that inflation is accelerating; the recent reversal in commodity prices and still-robust productivity growth lean against excessively bearish conclusions. US policy rates and bond yields are likely near peaks. In contrast, Japan may soon begin to hike rates.

PORTFOLIO PERFORMANCE REVIEW

Returns by currency did well in the developed country non-dollar segment led by Swedish Krona and the Euro. Returns for Emerging Market currency were on the weak side with Argentina, Colombia and South Africa being hardest hit during the May-June commodity/emerging market sell-off. These last two positions were added during the review period on weakness, but lost further value. Non-dollar securities comprised some 45% of the fixed income portion of the Portfolio on June 30. As the WBGI Global Bond Index is some 80% non-dollar, the index outperformed the Portfolio in the two-month period that combined US dollar weakness with underperformance of emerging market, investment grade corporate, and high yield securities. Ranked by country, returns were dominated by Australia, the UK and New Zealand while laggards included Argentina, Colombia and South Africa. Duration negatively impacted performance in a quarter in which most global bond markets sold off sharply.

Individual issue returns were driven by relative currency movements and by performance of specific corporate issues. Top-performers in local currency included US, DUTCH and GERMAN GOVERNMENTS. Worst-performers included PULTE and REPUBLIC OF COLOMBIA (in Colombian pesos).

TEAM MANAGED

Mark B. Baribeau, CFA, a Vice President of Loomis Sayles, joined the firm in 1989. He is the Growth portfolio manager of the domestic equity securities sector and international equity securities sector of the Portfolio.

Daniel J. Fuss, CFA, CIC, Executive Vice President, Vice Chairman and Director of Loomis Sayles has been with the firm since 1976. He is the portfolio manager of the domestic fixed income securities sector of the Portfolio.

Warren Koontz, CFA, a Vice President of Loomis Sayles, joined the firm in 1995. He is the Value portfolio manager of the domestic equity securities sector and international equity securities sector of the Portfolio.

David Rolley, CFA, Vice President of Loomis Sayles, has been with the firm since 1994. He is the portfolio manager of the international fixed income securities sector of the Portfolio.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LOOMIS SAYLES GLOBAL MARKETS PORTFOLIO             FOR THE PERIOD ENDED 6/30/06
MANAGED BY LOOMIS, SAYLES & COMPANY, L.P.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------




The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/06

                                                       Percent of
              Description                              Net Assets
              ---------------------------------------------------
              Roche Holding AG                           1.94%
              ---------------------------------------------------
              America Movil S.A. de C.V.                 1.88%
              ---------------------------------------------------
              ABB Ltd.                                   1.83%
              ---------------------------------------------------
              U.S. Treasury Bond (4.50%, due 02/15/16)   1.81%
              ---------------------------------------------------
              Google, Inc.--Class A                      1.79%
              ---------------------------------------------------
              Piraeus Bank S.A.                          1.76%
              ---------------------------------------------------
              Procter & Gamble Co. (The)                 1.62%
              ---------------------------------------------------
              Goldman Sachs Group, Inc. (The)            1.61%
              ---------------------------------------------------
              Bank of America Corp.                      1.55%
              ---------------------------------------------------
              Hewlett-Packard Co.                        1.50%
              ---------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/06

                    [CHART]

Asset-Backed Securities                   0.2%
Basic Materials                           4.7%
Communications                           15.6%
Consumer, Cyclical                        9.5%
Consumer, Non-cyclical                   15.7%
Diversified                               0.2%
Energy                                    5.0%
Financial                                22.3%
US Government                             4.0%
Foreign Government                        9.1%
Industrial                                9.1%
Technology                                4.1%
Utilities                                 0.5%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LOOMIS SAYLES GLOBAL MARKETS PORTFOLIO             FOR THE PERIOD ENDED 6/30/06
MANAGED BY LOOMIS, SAYLES & COMPANY, L.P.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


               LOOMIS SAYLES GLOBAL MARKETS PORTFOLIO MANAGED BY
            LOOMIS, SAYLES & COMPANY, L.P. VS MSCI WORLD INDEX/SM1/
                           Growth Based on $10,000+

                                    [CHART]

                             MSCI World
  Date            Fund          Index
  ----            ----       ----------
 5/1/2006       $10,000       $10,000
6/30/2006         9,330         9,669




    -----------------------------------------------------------
                                      Cumulative Return/2/
                                 (for the period ended 6/30/06)
    -----------------------------------------------------------
                                       Since Inception/3/
    -----------------------------------------------------------
    Loomis Sayles Global Markets
--  Portfolio--Class A                       -6.70%
    Class B                                  -6.90%
    -----------------------------------------------------------
- - MSCI World Index/SM1/                    -3.31%
    -----------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The MSCI World Index/SM/ is an unmanaged free-float adjusted market capitalization index that is designed to measure global developed market equity performance. The Index does not include fees or expenses and is not available for direct investment.

/2/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of Class A and Class B shares is 5/1/06. Index returns are based on an inception date of 4/30/06.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LORD ABBETT AMERICA'S VALUE PORTFOLIO              FOR THE PERIOD ENDED 6/30/06
MANAGED BY LORD, ABBETT & CO. LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


EQUITY MARKET REVIEW

The economy began 2006 quite strongly, but rising interest rates for both short-term and long-term securities as well as higher energy prices curtailed the growth over the course of the six month period. The Federal Reserve Board (the Fed) raised the fed funds rate four times in the period. The last rate hike, on June 29, lifted the fed funds rate to 5.25%. Long-term rates also rose during the period. The average yield on a 10-year Treasury increased from 4.37% at the start of 2006 to 5.15% on June 30, 2006. However, the anticipation of Fed rate hikes caused short-rates to rise by larger amounts than long rates did during some time periods in the first half of 2006. As a result, the yield curve inverted (that is, short rates were higher than long rates) for parts of February, March, and June.

At the same time that rates were increasing, consumers were facing higher energy costs. More expensive crude oil, supply disruptions, and a switchover to new additives caused the price of gasoline to rise significantly in the United States. Gas began 2006 at an average nationwide price of $2.28 per gallon, reached $2.99 in mid-May and ended the six month period at a still high $2.91 per gallon.

The clearest evidence of the slowdown in the economy comes from the monthly employment figures. Job growth averaged 184,670 per month in the first quarter, but then weakened to 108,333 jobs per month in the second quarter. Other data show that growth was stronger earlier in 2006 than it was by June. Retail sales increased 0.6% in March and another 0.5% in April, but then rose just 0.1% in May and major retailers reported that June sales were sluggish. In addition, manufacturing activity was slower in June than it was at the start of the six month period.

The rise in borrowing costs also weakened the housing industry. The National Association of Home Builders/Wells Fargo Housing Market Index fell in each month of the first half of 2006. The June reading of 42 points was the lowest reading since April 1995.

FIXED INCOME MARKET REVIEW

The Federal Reserve Board (the Fed) continued its measured pace of interest rate hikes, raising the fed funds rate in 0.25 percent increments in January, March, May, and June, bringing the rate to 5.25% at the end of the six-month period. The June 29, 2006 interest rate hike marked the seventeenth quarter-point increase since June 2004. Longer-term rates rose also, with the 30-year Government yield reaching its highest level in nearly two years on higher energy costs and fears of increasing inflation.

Despite a weak bond market, high yield and convertible securities managed to advance. These securities tend to be less sensitive to interest rate movements than more traditional fixed income investments, and thus were less impacted by the bond market's decline. Convertible and high yield securities do tend to be more sensitive to economic activity, and these securities benefited from the continued economic strength and low credit default rates of the past two quarters.

PORTFOLIO REVIEW
EQUITY PORTION

For the six month period ended June 30, 2006, the Portfolio outperformed the S&P 500(R) Index, returning 2.95% for the period versus the 2.71% return of the Index. The Portfolio's relative performance was helped by having minimal exposure to the information technology sector, which was the worst performing sector within the Index during the period.

The Portfolio also benefited from the strong performance by one of its largest holdings, OfficeMax Inc. This stock was the largest contributor to portfolio returns for the period as investors reacted favorably to the strong quarterly earnings report that exceeded analysts' expectations. Operational improvements and improved promotional strategies drove margins to expand.

Stock selection within the materials and consumer discretionary sectors detracted from portfolio performance relative to the Index. Within paper & forest products industry of the materials sector, shares of Bowater Inc., a producer of newsprint and coated mechanical papers, declined following the announcement of first quarter earnings that were below consensus estimates, particularly in its two main businesses: newsprint and coated/specialty papers. In the newsprint segment, the shortfall was attributed to higher labor costs and the higher Canadian dollar. In the coated/specialty segment, the shortfall was attributed to prices declines due to mix shifts and increases in operational costs.

Within the consumer discretionary sector, Dana Corp. detracted from portfolio performance relative to the Index. Shares of the auto parts supplier slid after it reported lower-than-expected quarterly earnings. The company experienced reduced margins as a result of higher steel costs coupled with production inefficiencies in the heavy truck division. The auto part supplier continued to experience operational difficulties in its heavy truck business as well as in its light vehicle business. As the situation with Dana continued to deteriorate, the holdings were liquidated from the Portfolio.

FIXED INCOME PORTION

The Portfolio's holdings of convertible and high yield securities added to performance. These assets performed much better than investment grade bonds. Additionally, our preference for mortgages within the investment grade space helped. Mortgages outperformed both investment grade corporates and treasuries.

Rail operator, CSX Corporation, also added to performance. The company benefited from a combination of strong demand for railroad and container transport services and an improved cost structure. Auto loan company, General Motors Acceptance Corporation, also did well, benefiting from the strong performance of its parent company, General Motors Corporation. Additionally, the news that General Motors Corporation may be selling a majority stake in General Motors Acceptance Corporation also boosted the holding.


--------------------------------------------------------------------------------
                                      44

--------------------------------------------------------------------------------
LORD ABBETT AMERICA'S VALUE PORTFOLIO              FOR THE PERIOD ENDED 6/30/06
MANAGED BY LORD, ABBETT & CO. LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------



Within the high yield holdings, detracting from performance was the Portfolio's underweight position in CCC-rated securities and preference for higher rated securities. Triple C's outperformed both double and single B securities during the period.

Pharmaceutical holding, CV Therapeutics, Inc., also detracted from performance as the company experienced weak prescription rates on a new cardiovascular drug. CMS Energy Corp., a natural gas utility, also detracted from performance as the company reported a net loss for the first quarter.

The Portfolio is actively managed and therefore, its holdings and weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

TEAM MANAGED

THE PORTFOLIO IS MANAGED BY A TEAM OF INVESTMENT MANAGERS AND ANALYSTS. EDWARD
K. VON DER LINDE AND CHRISTOPHER J. TOWLE HEAD THE TEAM AND ARE JOINTLY AND PRIMARILY RESPONSIBLE FOR THE DAY-TO-DAY MANAGEMENT OF THE PORTFOLIO. MESSRS. VON DER LINDE AND TOWLE, PARTNERS OF LORD ABBETT, HAVE BEEN WITH LORD ABBETT SINCE 1988 AND 1987 RESPECTIVELY

The views of Lord, Abbett & Co. LLC and the portfolio's holdings described in this report are as of June 30, 2006; views and portfolio holdings may have changed subsequent to this date. Information provided in this report should not be considered a recommendation to purchase or sell securities. The Portfolio is not insured by the FDIC, is not a deposit or other obligation of, or guaranteed by banks, and are subject to investment risks including loss of principal amount invested. For a more detailed discussion of the risks associated with the Portfolio, see the Portfolio's Prospectus.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/06

                                                              Percent of
       Description                                            Net Assets
       -----------------------------------------------------------------
       AT&T, Inc.                                               2.60%
       -----------------------------------------------------------------
       Eastman Chemical Co.                                     2.57%
       -----------------------------------------------------------------
       Federal Home Loan Mortgage Corp. (5.75%, due 04/15/08)   2.43%
       -----------------------------------------------------------------
       Clear Channel Communications, Inc.                       2.40%
       -----------------------------------------------------------------
       Bristol-Myers Squibb Co.                                 2.40%
       -----------------------------------------------------------------
       NiSource, Inc.                                           2.25%
       -----------------------------------------------------------------
       R. R. Donnelley & Sons Co.                               2.22%
       -----------------------------------------------------------------
       Chevron Corp.                                            2.22%
       -----------------------------------------------------------------
       Puget Energy, Inc.                                       2.17%
       -----------------------------------------------------------------
       MeadWestvaco Corp.                                       2.16%
       -----------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/06

                                    [CHART]

Common Stocks                                      71.7%
Convertible Bonds                                   3.8%
Domestic Bonds & Debt Securities                   22.3%
Preferred Stocks                                    2.2%



--------------------------------------------------------------------------------
                                      45

--------------------------------------------------------------------------------
LORD ABBETT AMERICA'S VALUE PORTFOLIO              FOR THE PERIOD ENDED 6/30/06
MANAGED BY LORD, ABBETT & CO. LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


LORD ABBETT AMERICA'S VALUE PORTFOLIO MANAGED BY LORD, ABBETT & CO. LLC VS. S&P
                   500(R) INDEX/1/ AND BLENDED BENCHMARK/2/
                           Growth Based on $10,000+

                                    [CHART]

  Date             Fund           S&P 500           Blended Russ / ML
  ----             ----           -------           -----------------
  5/1/2003        $10,000         $10,000               $10,000
 6/30/2003         10,440          10,662                10,768
 9/30/2003         10,770          10,945
12/31/2003         12,104          12,278                12,532
 3/31/2004         12,524          12,485
 6/30/2004         12,781          12,700
 9/30/2004         13,069          12,462
12/31/2004         14,251          13,613                14,588
 3/31/2005         14,105          13,320
 6/30/2005         14,388          13,502                14,828
 9/30/2005         14,766          13,989
12/31/2005         14,814          14,281                15,536
 3/31/2006         15,151          14,882                16,514
 6/30/2006         15,251          14,668                16,560


    ------------------------------------------------------------
                                   Average Annual Return/3/
                                (for the period ended 6/30/06)
    ------------------------------------------------------------
    ------------------------------------------------------------
                                1 Year 3 Year Since Inception/4/
    ------------------------------------------------------------
    Lord Abbett America's Value
--  Portfolio                    6.00% 13.58%      14.26%
    ------------------------------------------------------------
- - S&P 500(R) Index/1/          8.63% 11.22%      12.86%
    ------------------------------------------------------------
--  Blended Benchmark/2/        11.68% 15.43%      17.27%
    ------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. This is currently the only active Class in the Portfolio.

/1/The S&P 500(R) Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/The blended benchmark is 65% Russell 3000(R) Value Index and 35% Merrill Lynch High Yield Master II Index. The indexes does not include fees or expenses and is not available for direct investment.

The Russell 3000(R) Value Index is an unmanaged index which measures the performance of those Russell 3000(R) Index companies with lower price-to-book ratios and lower forecasted growth values. The stock in this index are also members of either the Russell 1000(R) Value or the Russell 2000(R) Value Indexes.

Merrill Lynch U.S. High Yield Master II Index is a broad-based index consisting of all U.S.-dollar-denominated high-yield bonds with a minimum outstanding amount of $100 million and maturing over one year. The quality rating is less than BBB.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/4/Inception of Class B shares is 5/1/03. Index returns are based on an inception date of 4/30/03.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LORD ABBETT BOND DEBENTURE PORTFOLIO               FOR THE PERIOD ENDED 6/30/06
MANAGED BY LORD, ABBETT & CO. LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


MARKET REVIEW

The Federal Reserve Board (the Fed) continued its measured pace of interest rate hikes, raising the fed funds rate in 0.25 percent increments in January, March, May, and June, bringing the rate to 5.25% at the end of the six-month period. The June 29, 2006 interest rate hike marked the seventeenth quarter-point increase since June 2004. Longer-term rates rose also, with the 30-year Government yield reaching its highest level in nearly two years on higher energy costs and fears of increasing inflation.

Despite a weak bond market, high yield and convertible securities managed to advance. These securities tend to be less sensitive to interest rate movements than more traditional fixed income investments, and thus were less impacted by the bond market's decline. Convertible and high yield securities do tend to be more sensitive to economic activity, and these securities benefited from the continued economic strength and low credit default rates of the past two quarters.

PORTFOLIO REVIEW

The Portfolio underperformed the Credit Suisse First Boston High Yield Index for the six month period ended June 30, 2006. Detracting from performance were holdings within the energy exploration and production, pharmaceutical, and wholesale food industries. Pharmaceutical holding, Teva Pharmaceutical Finance, declined on increasing price competition over generic drugs, while CV Therapeutics, Inc. experienced weak prescription rates on a new cardiovascular drug. Dole Food Company also weighed on performance, as the company faced increased price pressure due to increasing European tariffs on bananas and elevated commodity costs.

Additionally, within the high yield holdings, detracting from performance relative to the benchmark was the Portfolio's underweight position in CCC-rated securities and preference for higher rated securities. Triple C's outperformed both double and single B securities during the period.

The Portfolio's holdings of convertible and high yield securities added to performance. These assets performed much better than investment grade bonds. Additionally, our preference for mortgages within the investment grade space helped. Mortgages outperformed both investment grade corporates and treasuries.

Automotive company, General Motors, and auto loan company, General Motors Acceptance Corporation, were also large contributors to performance. General Motors announced that it has made progress toward addressing legacy costs, such as healthcare, and received good traction in some new truck and SUV lines. Also serving as a boost to General Motors is its pending sale of a majority stake in General Motors Acceptance Corporation, which many expect will help strengthen its balance sheet. Rail operator, CSX Corporation, also added to performance. The company benefited from a combination of strong demand for railroad and container transport services and an improved cost structure.

The Portfolio is actively managed and therefore, its holdings and weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

TEAM MANAGED

Lord Abbett uses a team of investment managers and analysts acting together to manage the Portfolio's investments. Christopher J. Towle, Partner and Investment Manager, heads the team and is primarily responsible for the day-to-day management of the Portfolio. Mr. Towle joined Lord Abbett in 1987, is the holder of a Chartered Financial Analyst designation and has been in the investment business since 1980.

The views of Lord, Abbett & Co. LLC and the Portfolio's holdings described in this report are as of June 30, 2006; views and portfolio holdings may have changed subsequent to this date. Information provided in this report should not be considered a recommendation to purchase or sell securities. The Portfolio is not insured by the FDIC, is not a deposit or other obligation of, or guaranteed by banks, and are subject to investment risks including loss of principal amount invested. For a more detailed discussion of the risks associated with the Portfolio, see the Portfolio's Prospectus.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/06

                                                               Percent of
       Description                                             Net Assets
       ------------------------------------------------------------------
       Federal Home Loan Mortgage Corp. (5.750%, due 04/15/08)   2.72%
       ------------------------------------------------------------------
       General Motors Acceptance Corp. (7.250%, due 03/2/11)     1.46%
       ------------------------------------------------------------------
       Cincinnati Bell, Inc. (8.375%, due 01/15/14)              0.95%
       ------------------------------------------------------------------
       El Paso Corp. (7.000%, due 05/15/11)                      0.89%
       ------------------------------------------------------------------
       Federal National Mortgage Assoc. (6.000%, due 04/1/35)    0.77%
       ------------------------------------------------------------------
       Qwest Capital Funding, Inc. (7.900%, due 08/15/10)        0.75%
       ------------------------------------------------------------------
       Federal National Mortgage Assoc. (6.000%, due 11/1/34)    0.65%
       ------------------------------------------------------------------
       Crown Cork & Seal, Inc. (7.375%, due 12/15/26)            0.64%
       ------------------------------------------------------------------
       Hanover Compressor Co. (8.625%, due 12/15/10)             0.60%
       ------------------------------------------------------------------
       PNM Resources, Inc. (6.75%, due 05/16/08)                 0.59%
       ------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/06

                                    [CHART]

Convertible Bonds                                          18.8%
Common Stocks                                               1.0%
Preferred Stocks                                            4.9%
Corporate Bonds                                            68.8%
U.S Government & Agency Obligations                         6.5%



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LORD ABBETT BOND DEBENTURE PORTFOLIO               FOR THE PERIOD ENDED 6/30/06
MANAGED BY LORD, ABBETT & CO. LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


  LORD ABBETT BOND DEBENTURE PORTFOLIO MANAGED BY LORD, ABBETT & CO. LLC, VS. LEHMAN BROTHERS AGGREGATE BOND INDEX/2/ AND CREDIT SUISSE FIRST BOSTON HIGH
                                YIELD INDEX/1/
                           Growth Based on $10,000+

                                    [CHART]

                                   Credit Suisse
                                 First Boston High       Lehman Bros.
    Date            Fund         Yield Index/(*)/         Bond Index
----------        -------        -----------------       ------------
  6/1/1996        $10,000            $10,000               $10,000
 6/30/1996         10,201             10,103                10,114
 9/30/1996         10,790             10,482                10,300
12/31/1996         11,288             10,945                10,609
 3/31/1997         11,432             11,106                10,550
 6/30/1997         12,147             11,585                10,938
 9/30/1997         12,778             12,130                11,302
12/31/1997         13,052             12,326                11,636
 3/31/1998         13,709             12,697                11,815
 6/30/1998         13,791             12,857                12,091
 9/30/1998         13,197             12,067                12,603
12/31/1998         13,869             12,397                12,646
 3/31/1999         14,082             12,601                12,581
 6/30/1999         14,004             12,747                12,470
 9/30/1999         13,812             12,543                12,555
12/31/1999         14,341             12,804                12,540
 3/31/2000         14,479             12,639                12,817
 6/30/2000         14,551             12,695                13,039
 9/30/2000         14,871             12,782                13,433
12/31/2000         14,465             12,135                13,998
 3/31/2001         14,859             12,733                14,422
 6/30/2001         14,782             12,654                14,503
 9/30/2001         14,180             12,151                15,173
12/31/2001         15,010             12,837                15,179
 3/31/2002         15,089             13,159                15,194
 6/30/2002         14,585             12,857                15,757
 9/30/2002         14,264             12,494                16,480
12/31/2002         14,950             13,234                16,739
 3/31/2003         15,505             14,148                16,971
 6/30/2003         16,629             15,526                17,396
 9/30/2003         16,950             15,998                17,371
12/31/2003         17,867             16,931                17,427
 3/31/2004         18,194             17,383                17,889
 6/30/2004         18,001             17,350                17,452
 9/30/2004         18,595             18,131                18,011
12/31/2004         19,374             18,958                18,182
 3/31/2005         18,975             18,745                18,096
 6/30/2005         19,328             19,101                18,641
 9/30/2005         19,635             19,275                18,514
12/31/2005         19,726             19,385                18,623
 3/31/2006         20,256             19,984                18,504
 6/30/2006         20,157             20,062                18,489




    -------------------------------------------------------------
                                Average Annual Return/3/
                             (for the period ended 6/30/06)
    -------------------------------------------------------------
    -------------------------------------------------------------
                                                        Since
                        1 Year 3 Year 5 Year 10 Year Inception/4/
    -------------------------------------------------------------
    Lord Abbett Bond
    Debenture
--  Portfolio--Class A   4.28%  6.62%  6.40%  7.05%     7.14%
    Class B              3.89%  6.35%  6.13%    --      5.74%
    Class E              4.13%  6.46%    --     --      6.89%
    -------------------------------------------------------------
    Lehman Brothers
    Aggregate Bond
- - Index/2/            -0.81%  2.05%  4.97%  6.22%     6.23%
    -------------------------------------------------------------
    Credit Suisse First
    Boston High Yield
--  Index/1/             5.03%  8.91%  9.65%  6.69%     7.09%
    -------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. The performance of Class A shares will differ from that of the Class B and Class E shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The Credit Suisse First Boston High Yield Index is an unmanaged index representative of lower rated debt, including straight-preferred stocks. The Index does not include fees or expenses and is not available for direct investment.

/2/Lehman Brothers Aggregate Bond Index represents securities that are U.S. domestic, taxable, non-convertible and dollar denominated. The Index covers the investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Indices are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/4/Inception of the Class A shares is 5/1/96. Inception of the Class B shares is 4/3/01. Inception date Class E shares is 4/2/02. Index returns are based on an inception date of 5/1/96.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LORD ABBETT GROWTH AND INCOME PORTFOLIO            FOR THE PERIOD ENDED 6/30/06
MANAGED BY LORD, ABBETT & CO. LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


MARKET REVIEW

The economy began 2006 quite strongly, but rising interest rates for both short-term and long-term securities as well as higher energy prices curtailed the growth over the course of the six month period. The Federal Reserve Board (the Fed) raised the fed funds rate four times in the period. The last rate hike, on June 29, lifted the fed funds rate to 5.25%. Long-term rates also rose during the period. The average yield on a 10-year Treasury increased from 4.37% at the start of 2006 to 5.15% on June 30, 2006. However, the anticipation of Fed rate hikes caused short-rates to rise by larger amounts than long rates did during some time periods in the first half of 2006. As a result, the yield curve inverted (that is, short rates were higher than long rates) for parts of February, March, and June.

At the same time that rates were increasing, consumers were facing higher energy costs. More expensive crude oil, supply disruptions, and a switchover to new additives caused the price of gasoline to rise significantly in the United States. Gas began 2006 at an average nationwide price of $2.28 per gallon, reached $2.99 in mid-May and ended the six month period at a still high $2.91 per gallon.

The clearest evidence of the slowdown in the economy comes from the monthly employment figures. Job growth averaged 184,670 per month in the first quarter, but then weakened to 108,333 jobs per month in the second quarter. Other data show that growth was stronger earlier in 2006 than it was by June. Retail sales increased 0.6% in March and another 0.5% in April, but then rose just 0.1% in May and major retailers reported that June sales were sluggish. In addition, manufacturing activity was slower in June than it was at the start of the six month period.

The rise in borrowing costs also weakened the housing industry. The National Association of Home Builders/Wells Fargo Housing Market Index fell in each month of the first half of 2006. The June reading of 42 points was the lowest reading since April 1995.

PORTFOLIO REVIEW

The Portfolio's underweight within the technology sector relative to the S&P 500(R) Index contributed to the Portfolio's positive performance of 5.56%, as this was the worst performing sector for the benchmark, which returned 2.71% during the six month period. Stock selection within the producer durables sector also contributed to performance relative to the benchmark. Caterpillar, a farm and construction machinery company, and Parker Hannifin and Emerson Electric, both industrial equipment companies, performed well during the six month period as a result of increased demand for their respective products. In addition, stock selection within the consumer staples sector contributed to relative performance, with major food manufacturer Campbell Soup and grocery store chain Kroger leading the way. Campbell reported better than expected results for the first quarter of 2006, which were primarily driven by strong soup sales in the United States. Kroger's sales were solid early in the six month period, outpacing its biggest competitors.

Lastly, stock selection within the other energy sector contributed to the Portfolio's positive relative performance. Demand for Schlumberger and Baker Hughes' oil services strengthened during the semi-annual period as exploration and production increased throughout the world.

Stock selection within the financial services sector detracted from performance relative to the benchmark, as the Portfolio lacked a position in two well performing financial institutions, Goldman Sachs and Wells Fargo. These companies benefited from healthy capital markets activity and low credit costs. In addition, the Portfolio's lack of exposure to Chevron and Conocophillips, major integrated oil and gas companies, detracted from performance as rising oil prices boosted related stocks. The Portfolio's underweight within the integrated oils sector relative to the benchmark also hurt performance as a result of elevated oil prices. Finally, in the materials and processing sector, the Portfolio's lack of exposure to Archer Daniels Midland, an agricultural services company detracted from relative performance, as it posted strong returns for the period. The company benefited from investor speculation surrounding ethanol, an alternative fuel source that could help alleviate the United States' dependence on foreign oil.

The Portfolio is actively managed and therefore, its holdings and weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

TEAM MANAGED

THE PORTFOLIO IS MANAGED BY A TEAM OF INVESTMENT MANAGERS AND ANALYSTS. ELI M. SALZMANN AND SHOLOM DINSKY HEAD THE TEAM AND HAVE THE JOINT AND PRIMARY RESPONSIBILITY FOR THE DAY-TO-DAY MANAGEMENT OF THE PORTFOLIO. THE OTHER SENIOR MEMBER OF THE TEAM IS KENNETH G. FULLER. MESSRS. DINSKY AND SALZMANN ARE PARTNERS OF LORD ABBETT. MESSRS. SALZMANN, DINSKY, AND FULLER HAVE BEEN WITH LORD ABBETT SINCE 1997, 2000 AND 2002, RESPECTIVELY.

The views of Lord, Abbett & Co. LLC and the Portfolio's holdings described in this report are as of June 30, 2006; views and portfolio holdings may have changed subsequent to this date. Information provided in this report should not be considered a recommendation to purchase or sell securities. The Portfolio is not insured by the FDIC, is not a deposit or other obligation of, or guaranteed by banks, and are subject to investment risks including loss of principal amount invested. For a more detailed discussion of the risks associated with the Portfolio, see the Portfolio's Prospectus.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LORD ABBETT GROWTH AND INCOME PORTFOLIO            FOR THE PERIOD ENDED 6/30/06
MANAGED BY LORD, ABBETT & CO. LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------



TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/06

                                                Percent of
                     Description                Net Assets
                     -------------------------------------
                     Exxon Mobil Corp.            4.61%
                     -------------------------------------
                     Procter & Gamble Co. (The)   3.59%
                     -------------------------------------
                     Wyeth                        2.51%
                     -------------------------------------
                     Novartis AG, (ADR)           2.39%
                     -------------------------------------
                     Kraft Foods, Inc.--Class A   2.33%
                     -------------------------------------
                     Schlumberger, Ltd.           2.22%
                     -------------------------------------
                     Pfizer, Inc.                 2.12%
                     -------------------------------------
                     Newmont Mining Corp.         2.08%
                     -------------------------------------
                     AT&T, Inc.                   2.04%
                     -------------------------------------
                     General Electric Co.         1.97%
                     -------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/06

                      [CHART]

Industrials                                 18.3%
Consumer Staples                            17.8%
Health Care                                 16.9%
Financials                                  14.9%
Energy                                       8.7%
Materials                                    7.2%
Telecommunication Services                   4.4%
Utilities                                    4.2%
Consumer Discretionary                       3.6%
Information Technology                       2.5%
Investment Company Securities                1.5%
Escrowed Shares                              0.0%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LORD ABBETT GROWTH AND INCOME PORTFOLIO            FOR THE PERIOD ENDED 6/30/06
MANAGED BY LORD, ABBETT & CO. LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


              LORD ABBETT GROWTH AND INCOME PORTFOLIO MANAGED BY
                LORD, ABBETT & CO. LLC VS. S&P 500(R) INDEX/1/
                           Growth Based on $10,000+
                                    [CHART]

                     S&P 500               Fund
                     -------             --------
6/30/1996           $10,000              $10,000
9/30/1996            10,309               10,380
12/31/1996           11,169               11,312
3/31/1997            11,468               11,564
6/30/1997            13,470               13,198
9/30/1997            14,479               14,095
12/31/1997           14,895               14,095
3/31/1998            16,973               15,576
6/30/1998            17,533               15,497
9/30/1998            15,788               13,597
12/31/1998           19,151               15,911
3/31/1999            20,105               16,366
6/30/1999            21,522               18,246
9/30/1999            20,177               16,790
12/31/1999           23,180               18,546
3/31/2000            23,710               18,469
6/30/2000            23,080               18,144
9/30/2000            22,856               19,611
12/31/2000           21,066               21,269
3/31/2001            18,568               19,286
6/30/2001            19,654               20,386
9/30/2001            16,769               17,593
12/31/2001           18,561               20,042
3/31/2002            18,613               20,841
6/30/2002            16,119               18,578
9/30/2002            13,334               14,900
12/31/2002           14,459               16,445
3/31/2003            14,004               15,581
6/30/2003            16,160               18,355
9/30/2003            16,588               18,920
12/31/2003           18,609               21,552
3/31/2004            18,923               22,065
6/30/2004            19,249               22,365
9/30/2004            18,889               21,933
12/31/2004           20,632               24,339
3/31/2005            20,189               23,728
6/30/2005            20,465               23,631
9/30/2005            21,202               24,617
12/31/2005           21,645               25,237
3/31/2006            22,557               26,764
6/30/2006            22,232               26,641




    -------------------------------------------------------------
                                Average Annual Return/2/
                             (for the period ended 6/30/06)
    -------------------------------------------------------------
                                                        Since
                        1 Year 3 Year 5 Year 10 Year Inception/3/
    -------------------------------------------------------------
    Lord Abbett Growth
    and Income
--  Portfolio--Class A  12.73% 13.20% 5.50%  10.15%    11.98%
    Class B             12.48% 12.93% 5.25%      --     6.68%
    -------------------------------------------------------------
- - S&P 500(R) Index/1/  8.63% 11.22% 2.49%   8.32%    10.50%
    -------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The S&P 500(R) Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of the Class A shares is 12/11/89. Returns shown for the Class A shares are the historical returns of the Lord Abbett Growth & Income Portfolio of Cova Series Trust (from January 8, 1999 through December 31, 2000) and of the Growth and Income Portfolio of Lord Abbett Series Fund, Inc. (from December 11, 1989 through January 7, 1999). Inception of the Class B shares is 3/22/01. Index returns are based on an inception date of 12/11/89.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO         FOR THE PERIOD ENDED 6/30/06
MANAGED BY LORD, ABBETT & CO. LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


MARKET REVIEW

The economy began 2006 quite strongly, but rising interest rates for both short-term and long-term securities as well as higher energy prices curtailed the growth over the course of the six month period. The Federal Reserve Board (the Fed) raised the fed funds rate four times in the period. The last rate hike, on June 29, lifted the fed funds rate to 5.25%. Long-term rates also rose during the period. The average yield on a 10-year Treasury increased from 4.37% at the start of 2006 to 5.15% on June 30, 2006. However, the anticipation of Fed rate hikes caused short-rates to rise by larger amounts than long rates did during some time periods in the first half of 2006. As a result, the yield curve inverted (that is, short rates were higher than long rates) for parts of February, March, and June.

At the same time that rates were increasing, consumers were facing higher energy costs. More expensive crude oil, supply disruptions, and a switchover to new additives caused the price of gasoline to rise significantly in the United States. Gas began 2006 at an average nationwide price of $2.28 per gallon, reached $2.99 in mid-May and ended the six month period at a still high $2.91 per gallon.

The clearest evidence of the slowdown in the economy comes from the monthly employment figures. Job growth averaged 184,670 per month in the first quarter, but then weakened to 108,333 jobs per month in the second quarter. Other data show that growth was stronger earlier in 2006 than it was by June. Retail sales increased 0.6% in March and another 0.5% in April, but then rose just 0.1% in May and major retailers reported that June sales were sluggish. In addition, manufacturing activity was slower in June than it was at the start of the six month period.

The rise in borrowing costs also weakened the housing industry. The National Association of Home Builders/Wells Fargo Housing Market Index fell in each month of the first half of 2006. The June reading of 42 points was the lowest reading since April 1995.

PORTFOLIO REVIEW

The Portfolio Class B underperformed its benchmark for the six month period ended June 30, 2006, returning 2.45% versus the Russell Midcap(R) Growth Index, which returned 2.56%.

Detracting from performance relative during the six months ended June 30, 2006 was stock selection within the healthcare sector. Managed care companies, such as Unitedhealth Group, Inc., declined during the reporting period over concerns surrounding Medicare reimbursement levels in future years as well as on concerns regarding its option pricing policies. Stock selection within the technology sector also detracted from relative performance. In particular, Websense, Inc., a global leader in web security and web filtering productivity software, underperformed as slowing growth concerns mounted. Shares of Comverse Technology, Inc., a maker of communications software and equipment, fell upon news that it may have to restate past earnings and review the accounting of stock options.

The greatest contributor to performance relative to the benchmark was stock selection within the energy sector. Oil service companies outperformed during the first half of 2006 due to greater demand for their services, as well as higher oil prices. These holdings included Weatherford International Ltd., a supplier of equipment and services for the oil and gas drilling industries, and Halliburton Co., a provider of products and services to the oil and gas industries. Also benefiting relative performance was stock selection within the consumer discretionary sector. Tween Brands, Inc, formerly known as Too, Inc., a specialty retailer for young girls, posted strong first quarter earnings as a result of increased same-store sales.

The Portfolio is actively managed and therefore, its holdings and weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

TEAM MANAGED

LORD ABBETT USES A TEAM OF INVESTMENT MANAGERS AND ANALYSTS ACTING TOGETHER TO MANAGE THE PORTFOLIO'S INVESTMENTS. DURING THE SIX MONTH PERIOD ENDED JUNE 30, 2006, THE INVESTMENT MANAGEMENT TEAM WAS HEADED BY KEVIN P. FERGUSON WHO WAS PRIMARILY RESPONSIBLE FOR THE DAY-TO-DAY MANAGEMENT OF THE PORTFOLIO. MR. FERGUSON, PARTNER AND MID CAP GROWTH INVESTMENT MANAGER, JOINED LORD ABBETT IN 1999. FREDERICK J. RUVKUN CURRENTLY HEADS THE INVESTMENT MANAGEMENT TEAM AND IS PRIMARILY RESPONSIBLE FOR THE DAY-TO-DAY MANAGEMENT OF THE FUND. MR. RUVKUN, MID CAP GROWTH INVESTMENT MANAGER, JOINED LORD ABBETT IN 2006 FROM J. & W. SELIGMAN & CO., WHERE HE SERVED AS A MANAGING DIRECTOR AND LEADER OF THE SMALL CAP GROWTH TEAM AND A PORTFOLIO MANAGER OF SMID CAP GROWTH ASSETS. MR. RUVKUN HAS BEEN IN THE INVESTMENT MANAGEMENT BUSINESS SINCE 1983.

The views of Lord, Abbett & Co. LLC and the Portfolio's holdings described in this report are as of June 30, 2006; views and portfolio holdings may have changed subsequent to this date. Information provided in this report should not be considered a recommendation to purchase or sell securities. The Portfolio is not insured by the FDIC, is not a deposit or other obligation of, or guaranteed by banks, and are subject to investment risks including loss of principal amount invested. For a more detailed discussion of the risks associated with the Portfolio, see the Portfolio's Prospectus.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO         FOR THE PERIOD ENDED 6/30/06
MANAGED BY LORD, ABBETT & CO. LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/06

                                                        Percent of
              Description                               Net Assets
              ----------------------------------------------------
              Lamar Advertising Co.--Class A              2.81%
              ----------------------------------------------------
              Weatherford International, Ltd.             2.47%
              ----------------------------------------------------
              Dover Corp.                                 2.24%
              ----------------------------------------------------
              Landstar System, Inc.                       2.07%
              ----------------------------------------------------
              Alliance Data Systems Corp.                 2.06%
              ----------------------------------------------------
              Mastercard, Inc.--Class A                   2.05%
              ----------------------------------------------------
              Cullen/Frost Bankers, Inc.                  2.00%
              ----------------------------------------------------
              Starwood Hotels & Resorts Worldwide, Inc.   1.95%
              ----------------------------------------------------
              Too, Inc.                                   1.89%
              ----------------------------------------------------
              Fisher Scientific International, Inc.       1.82%
              ----------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/06

                 [CHART]

Cyclical                           17.3%
Non-Cyclical                        1.1%
Energy                             11.7%
Financials                          9.3%
Health Care                        13.0%
Industrials                        21.4%
Information Technology             22.8%
Basic Materials                     3.4%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO         FOR THE PERIOD ENDED 6/30/06
MANAGED BY LORD, ABBETT & CO. LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------



             LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO MANAGED BY
         LORD, ABBETT & CO. LLC VS. RUSSELL MIDCAP(R) GROWTH INDEX/1/
                           Growth Based on $10,000+

                                    [CHART]

                    Russell Midcap Growth          Fund
                    ---------------------        --------
  2/12/2001               $10,000                $ 10,000
  3/31/2001                 7,729                   8,440
  6/30/2001                 8,979                   9,640
  9/30/2001                 6,483                   7,710
 12/31/2001                 8,237                   8,930
  3/31/2002                 8,092                   8,720
  6/30/2002                 6,614                   7,800
  9/30/2002                 5,478                   6,570
 12/31/2002                 5,980                   6,750
  3/31/2003                 5,979                   6,770
  6/30/2003                 7,101                   7,950
  9/30/2003                 7,609                   8,160
 12/31/2003                 8,535                   9,160
  3/31/2004                 8,948                   9,460
  6/30/2004                 9,042                   9,471
  9/30/2004                 8,650                   9,030
 12/31/2004                 9,856                  10,300
  3/31/2005                 9,691                  10,020
  6/30/2005                10,024                  10,180
  9/30/2005                10,680                  10,560
 12/31/2005                11,048                  10,772
  3/31/2006                11,889                  11,706
   6/3/2006                11,331                  11,037



    ----------------------------------------------------------------
                                    Average Annual Return/2/
                                 (for the period ended 6/30/06)
    ----------------------------------------------------------------
                             1 Year 3 Year 5 Year Since Inception/3/
    ----------------------------------------------------------------
    Lord Abbett Growth
    Opportunities
    Portfolio--Class A        8.59% 11.84% 3.04%        3.08%
--       Class B              8.41% 11.55% 2.74%        1.85%
    ----------------------------------------------------------------
    Russell Midcap(R) Growth
- - Index/1/                 13.04% 16.86% 4.76%        0.71%
    ----------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the Class A shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The Russell Midcap(R) Growth Index is an unmanaged index which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth index. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of the Class A shares is 5/1/01. Inception of the Class B shares is 2/12/01. Index returns are based on an inception date of 2/12/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LORD ABBETT MID-CAP VALUE PORTFOLIO                FOR THE PERIOD ENDED 6/30/06
MANAGED BY LORD, ABBETT & CO. LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


MARKET REVIEW

The economy began 2006 quite strongly, but rising interest rates for both short-term and long-term securities as well as higher energy prices curtailed the growth over the course of the six month period. The Federal Reserve Board (the Fed) raised the fed funds rate four times in the period. The last rate hike, on June 29, lifted the fed funds rate to 5.25%. Long-term rates also rose during the period. The average yield on a 10-year Treasury increased from 4.37% at the start of 2006 to 5.15% on June 30, 2006. However, the anticipation of Fed rate hikes caused short-rates to rise by larger amounts than long rates did during some time periods in the first half of 2006. As a result, the yield curve inverted (that is, short rates were higher than long rates) for parts of February, March, and June.

At the same time that rates were increasing, consumers were facing higher energy costs. More expensive crude oil, supply disruptions, and a switchover to new additives caused the price of gasoline to rise significantly in the United States. Gas began 2006 at an average nationwide price of $2.28 per gallon, reached $2.99 in mid-May and ended the six month period at a still high $2.91 per gallon.

The clearest evidence of the slowdown in the economy comes from the monthly employment figures. Job growth averaged 184,670 per month in the first quarter, but then weakened to 108,333 jobs per month in the second quarter. Other data show that growth was stronger earlier in 2006 than it was by June. Retail sales increased 0.6% in March and another 0.5% in April, but then rose just 0.1% in May and major retailers reported that June sales were sluggish. In addition, manufacturing activity was slower in June than it was at the start of the six month period.

The rise in borrowing costs also weakened the housing industry. The National Association of Home Builders/Wells Fargo Housing Market Index fell in each month of the first half of 2006. The June reading of 42 points was the lowest reading since April 1995.

PORTFOLIO REVIEW

(R)For the six month period ended June 30, 2006, the Portfolio underperformed the Russell Midcap(R) Index, returning 0.79% compared to the Index return of 4.84%. Specific stocks within the auto & transportation and consumer discretionary sectors detracted from relative performance. Within the auto & transportation sector, Dana Corp. detracted from portfolio performance. Shares of the auto parts supplier slid after it reported lower-than-expected quarterly earnings. The company experienced reduced margins as a result of higher steel costs coupled with production inefficiencies in the heavy truck division. The auto part supplier continued to experience operational difficulties in its heavy truck business as well as in its light vehicle business. As the situation with Dana continued to deteriorate, the holdings were liquidated.

Shares of Westwood One Inc., the provider of radio and television programming and information services, fell following the release of quarterly earnings. Revenue and earnings were below analysts' expectations due to higher expenses and softening demand. Additionally, guidance provided for the first quarter 2006 was significantly worse than analysts' expectations. As the stock continued to decline, the stock was liquidated from the Portfolio.

On the positive side, specific stocks within the consumer discretionary and utilities sectors were the major contributors to portfolio performance. While the consumer discretionary sector experienced weak relative exposure, shares of OfficeMax Inc. added to returns as investors reacted favorably to strong quarterly earnings. Operational improvements and improved promotional strategies drove margins to expand.

Within the utilities sector, Qwest Communications Inc. also added to returns. Shares of the telecommunications services provider rose following its announcement that it was acquiring OnFiber Communications. The acquisition is expected to generate synergies as a result of the elimination of overlapping facilities and reducing out-of-region access costs. The deal fits well with Qwest's strategy of reducing out-of-area facilities costs in order to grow margins.

The Portfolio is actively managed and therefore, its holdings and weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

TEAM MANAGED

LORD ABBETT USES A TEAM OF INVESTMENT MANAGERS AND ANALYSTS ACTING TOGETHER TO MANAGE THE PORTFOLIO'S INVESTMENTS. EDWARD K. VON DER LINDE, PARTNER AND INVESTMENT MANAGER, LEADS THE TEAM. THE OTHER SENIOR MEMBERS ARE EILEEN BANKO, HOWARD E. HANSEN, AND DAVID G. BUILDER. MR. VON DER LINDE AND MR. HANSEN ARE JOINTLY AND PRIMARILY RESPONSIBLE FOR THE DAY-TO-DAY MANAGEMENT OF THE PORTFOLIO.

The views of Lord, Abbett & Co. LLC and the Portfolio's holdings described in this report are as of June 30, 2006; views and portfolio holdings may have changed subsequent to this date. Information provided in this report should not be considered a recommendation to purchase or sell securities. The Portfolio is not insured by the FDIC, is not a deposit or other obligation of, or guaranteed by banks, and are subject to investment risks including loss of principal amount invested. For a more detailed discussion of the risks associated with the Portfolio, see the Portfolio's Prospectus.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LORD ABBETT MID-CAP VALUE PORTFOLIO                FOR THE PERIOD ENDED 6/30/06
MANAGED BY LORD, ABBETT & CO. LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------



TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/06

                                                       Percent of
              Description                              Net Assets
              ---------------------------------------------------
              Sabre Holdings Corp.                       2.50%
              ---------------------------------------------------
              Qwest Communications International, Inc.   2.41%
              ---------------------------------------------------
              Eastman Chemical Co.                       2.36%
              ---------------------------------------------------
              R. R. Donnelley & Sons Co.                 2.27%
              ---------------------------------------------------
              Pactiv Corp.                               2.23%
              ---------------------------------------------------
              Timken Co.                                 2.14%
              ---------------------------------------------------
              R.H. Donnelley Corp.                       2.13%
              ---------------------------------------------------
              King Pharmaceuticals, Inc.                 2.07%
              ---------------------------------------------------
              Ameren Corp.                               2.00%
              ---------------------------------------------------
              Interpublic Group of Cos., Inc.            1.99%
              ---------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/06

                     [CHART]

Consumer Discretionary                   19.2%
Consumer Staples                          1.1%
Energy                                    5.7%
Financials                               12.6%
Health Care                               6.2%
Industrials                              15.5%
Information Technology                   10.6%
Materials                                15.2%
Telecommunication Services                4.6%
Utilities                                 9.3%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LORD ABBETT MID-CAP VALUE PORTFOLIO                FOR THE PERIOD ENDED 6/30/06
MANAGED BY LORD, ABBETT & CO. LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                LORD ABBETT MID-CAP VALUE PORTFOLIO MANAGED BY
   LORD, ABBETT & CO. LLC VS. S&P MIDCAP(R) 400/CITIGROUP VALUE INDEX/1/ AND
                          RUSSELL MIDCAP(R) INDEX/2/
                           Growth Based on $10,000+

                              [CHART]

                                             S&P 400 Mid Cap /
               Russell Midcap    Fund        Barra Value Index
               --------------    ----        -----------------
  8/1/1997        $10,000      $10,000             $10,000
 9/30/1997         10,561       10,440              10,630
12/31/1997         10,678       10,490              11,204
 3/31/1998         11,833       11,361              12,306
 6/30/1998         11,654       11,308              11,797
 9/30/1998          9,927        9,383              10,169
12/31/1998         11,757       10,606              11,727
 3/31/1999         11,702       10,125              10,783
 6/30/1999         12,973       11,829              12,392
 9/30/1999         11,858       10,940              11,185
12/31/1999         13,902       11,211              12,000
 3/31/2000         15,304       12,366              12,752
 6/30/2000         14,614       13,198              12,413
 9/30/2000         15,609       14,890              14,033
12/31/2000         15,049       17,139              15,341
 3/31/2001         13,470       16,703              14,811
 6/30/2001         14,754       17,659              16,497
 9/30/2001         12,119       16,267              14,351
12/31/2001         14,203       18,527              16,436
 3/31/2002         14,807       19,674              18,068
 6/30/2002         13,393       18,472              17,007
 9/30/2002         11,031       15,754              13,864
12/31/2002         11,904       16,802              14,775
 3/31/2003         11,623       15,426              13,918
 6/30/2003         13,746       17,910              16,588
 9/30/2003         14,631       18,796              17,782
12/31/2003         16,675       21,196              20,716
 3/31/2004         17,532       22,625              21,862
 6/30/2004         17,786       23,245              22,122
 9/30/2004         17,637       23,317              21,949
12/31/2004         20,046       26,458              24,638
 3/31/2005         19,996       26,458              24,463
 6/30/2005         20,831       27,082              25,652
 9/30/2005         22,065       28,220              27,040
12/31/2005         22,583       28,649              27,494
 3/31/2006         24,302       29,663              29,507
 6/30/2006         23,675       28,797              29,049


    ------------------------------------------------------------------
                                      Average Annual Return/3/
                                   (for the period ended 6/30/06)
    ------------------------------------------------------------------
                               1 Year 3 Year 5 Year Since Inception/4/
    ------------------------------------------------------------------
    Lord Abbett Mid-Cap
--  Value Portfolio--Class A    6.63% 17.26% 10.34%      12.71%
         Class B                6.36% 16.97% 10.06%      10.84%
    ------------------------------------------------------------------
    S&P MidCap(R) 400/
- - Citigroup Value Index/1/   13.25% 20.54% 11.98%      12.70%
    ------------------------------------------------------------------
--  Russell Midcap(R) Index/2/ 13.66% 19.87%  9.92%      10.26%
    ------------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The S&P MidCap(R) 400/Citigroup Value Index consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. The blended Index is constructed by selecting the stocks in each index with high book-to-price ratios. Indices cited are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.

/2/The Russell Midcap(R) Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which represent approximately 30% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $5.3 billion; the median market capitalization was approximately $3.9 billion. The largest company in the Index had a market capitalization of $14.9 billion. The Index does not include fees or expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/4/Inception of the Class A shares is 8/20/97. Inception of the Class B shares is 4/3/01. The Russell Mid Cap Index returns are based on an inception date of 8/20/97. The S&P 400 Mid-Cap/Citigroup Value Index returns are based on an inception date of 8/1/97.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERCURY LARGE-CAP CORE PORTFOLIO                   FOR THE PERIOD ENDED 6/30/06
MANAGED BY MERRILL LYNCH INVESTMENT MANAGERS, L.P.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


ECONOMIC OVERVIEW & OUTLOOK

U.S. equities generally posted modest gains during the first six months of 2006, as the domestic broad-market S&P 500 Index was up 2.71%. Shares of large-cap value companies significantly outperformed large-cap growth stocks, as the Russell 1000(R) Value Index rose 6.56% while the Russell 1000(R) Growth Index declined 0.93%. In addition, the returns of small- and mid-cap stocks generally exceeded those of their large-cap counterparts.

Financial markets have been volatile, reflecting concerns that rising inflation will force the Federal Reserve Board (Fed) to overshoot on the side of restraint. Such fears are understandable; historically, inflation and tight money have been the primary cause of most equity bear markets and recessions. Recent statements by Fed officials have been on the hawkish side because policymakers are keen to reinforce their hard-won credibility on fighting inflation. We maintain our view that inflation is less of a problem than widely believed, and it will not require a tough monetary response. The recent pickup in inflation reflects earlier strength in the economy and the peculiarities of the rent component. There are no indications that a self-feeding wage-price spiral is developing. It should not require much of a deceleration in growth to cap cyclical inflation pressures. The U.S. economy has already begun to slow but investors will need reassurance that the Fed truly has ended its tightening campaign. Until then, markets may trade nervously for a few more months. But we believe that much of the damage to risky assets has now been done.

We believe that current unsettled market conditions are likely to persist for as long as investors fear a monetary squeeze. Expectations of how high rates will climb before the Fed finishes tightening have been moving up steadily, with some commentators suggesting that the target federal funds rate will exceed 6% at the peak. We are not that pessimistic because we believe that the economy is already slowing, and inflation fears should soon subside. Of course, we believe there is a danger that the Fed will end up tightening too much, inflicting excessive damage to the economy and asset markets. Monetary policy has always been a blunt instrument and the Fed is reacting to lagging data with a policy tool (interest rates) that takes a long time to fully affect the economy. It is impossible for policymakers to know in advance at what point rates will reach an appropriate level. It often requires either a financial scare or market turbulence to signal that policy has done enough. However, there is a good chance of avoiding a violent end to the current monetary cycle. Financial accidents are typically related to the areas of greatest excess during the preceding boom. That points to housing being a source of risk, and that sector requires careful monitoring. The housing slowdown has been gradual thus far, but we are still at an early stage in the process. From a technical perspective, the equity market correction looks far advanced, and the underlying fundamentals are reasonably solid. The equity market may struggle for another few months, but stock prices should rally before year-end as fears of a monetary overshoot diminish.

PORTFOLIO OVERVIEW

For the six-month period ended June 30, 2006, the Portfolio gained 2.72%, while its benchmark, the Russell 1000(R) Index, was up 2.76%. The portfolio manager held overweight positions relative to the benchmark in energy, information technology, healthcare and materials. There were underweights in the consumer staples, financial, telecommunication services, consumer discretionary and industrial sectors. The Portfolio had no exposure to utility stocks during the period.

Both stock selection and an overweight position in the energy sector had a positive effect on the Portfolio's performance versus the benchmark for the first six months of 2006. The relative return also benefited somewhat from security selection in the materials, consumer discretionary and industrial sectors. Conversely, stock selection and an overweight allocation to healthcare, security selection in information technology and an underweight in consumer staples detracted from the relative performance.

The investment objective of the Portfolio is to seek long-term growth of capital through investment primarily in a diversified portfolio of equity securities of large-cap companies located in the United States. The Portfolio uses an investment approach that blends growth and value.

TEAM MANAGED

The Portfolio is managed by a team of investment professionals who participate in the team's research process and stock selection. The senior investment professional in this group is Robert C. Doll, Jr. Mr. Doll, the team leader, is responsible for the setting and implementation of the Portfolio's investment strategy and the day-to-day management of its portfolio. He has been the Portfolio's portfolio manager since inception. Mr. Doll has been the President of Merrill Lynch Investment Managers, L.P. since 2001.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/06

                                                      Percent of
                Description                           Net Assets
                ------------------------------------------------
                Exxon Mobil Corp.                       4.06%
                ------------------------------------------------
                Pfizer, Inc.                            2.21%
                ------------------------------------------------
                JPMorgan Chase & Co.                    2.16%
                ------------------------------------------------
                Cisco Systems, Inc.                     1.96%
                ------------------------------------------------
                International Business Machines Corp.   1.91%
                ------------------------------------------------
                ConocoPhillips                          1.89%
                ------------------------------------------------
                General Electric Co.                    1.82%
                ------------------------------------------------
                Merck & Co., Inc.                       1.67%
                ------------------------------------------------
                Morgan Stanley                          1.67%
                ------------------------------------------------
                Hewlett-Packard Co.                     1.65%
                ------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/06

                                    [CHART]

Communications                            5.9%
Cyclical                                  9.6%
Non-Cyclical                             15.6%
Energy                                   19.6%
Financials                               14.8%
Industrials                              10.4%
Basic Materials                           6.3%
Technology                               17.8%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERCURY LARGE-CAP CORE PORTFOLIO                   FOR THE PERIOD ENDED 6/30/06
MANAGED BY MERRILL LYNCH INVESTMENT MANAGERS, L.P.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                  MERCURY LARGE-CAP CORE PORTFOLIO MANAGED BY
     MERRILL LYNCH INVESTMENT MANAGERS, L.P. VS. RUSSELL 1000(R) INDEX/1/
                           Growth Based on $10,000+

                                    [CHART]

                Fund     Russell 1000 Index
              -------    -----------------
  4/1/98      $10,000        $10,000
12/31/98       10,577         11,204
12/31/99       12,720         13,547
12/31/00       12,010         12,491
 6/30/01       10,300         11,611
12/31/01        9,313         10,936
12/31/02        6,972          8,569
 6/30/03        7,645          9,626
12/31/03        8,447         11,130
12/31/04        9,789         12,399
 6/30/04       10,113         12,413
12/31/04       10,967         13,176
 3/31/04       11,659         13,768
 6/30/06       11,265         13,539


    ----------------------------------------------------------------
                                    Average Annual Return/2/
                                 (for the period ended 6/30/06)
    ----------------------------------------------------------------
                             1 Year 3 Year 5 Year Since Inception/3/
    ----------------------------------------------------------------
    Mercury Large-Cap Core
--  Portfolio--Class A       11.40% 13.80% 1.81%        1.80%
    ----------------------------------------------------------------
- - Russell 1000(R) Index/1/  9.08% 12.04% 3.12%        3.74%
    ----------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. This is currently the only active Class in the Portfolio.

/1/The Russell 1000(R) Index is an unmanaged index which measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. As of latest reconstitution, the average market capitalization was approximately $13.9 billion; the median market capitalization was approximately $4.9 billion. The smallest company in the index had an approximate market capitalization of $2.0 billion. The Index does not include fees and expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/3/Inception of Class A shares is 3/23/1998. Index returns are based on an inception date of 3/31/1998. Merrill Lynch became subadviser to the Portfolio May 2005.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
METLIFE AGGRESSIVE STRATEGY PORTFOLIO              FOR THE PERIOD ENDED 6/30/06
MANAGED BY MET INVESTORS ADVISORY LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


The Portfolio's Class B 3.12% gain lagged the 4.66% return of its blended benchmark for the six months ended June 30, 2006 (the Aggressive Blended Benchmark is comprised of the following mix: 76% Wilshire 5000 Index, 19% MSCI EAFE(R) Index, and 5% CG 90-Day T-Bill) and also lagged the 3.38% return of the Wilshire 5000 Equity Index for the same time period.

During the first half of the year, the Portfolio was restructured on or about May 4, 2006 to reflect updated asset class allocations and underlying portfolio allocation changes. Specifically, on the international equity side, the Portfolio added an allocation to the MFS(R) Emerging Markets Equity Portfolio. In light of the new 4% allocation to the MFS(R) Emerging Markets Equity Portfolio, the target allocations to the MFS(R) Research International and Harris Oakmark International Portfolios were reduced accordingly. On the domestic equity side, to help broaden the Portfolio's securities diversification in large cap core, we added an allocation to the Legg Mason Value Equity Portfolio, which pursues a concentrated value investment philosophy. In light of the new 8% allocation to the Legg Mason Value Equity Portfolio, the target allocations to the Lord Abbett Growth and Income, Janus Aggressive Growth, Van Kampen Comstock and Oppenheimer Capital Appreciation Portfolios were all reduced.

In terms of relative performance for the six months ended June 30, 2006, the Portfolio's more aggressive portfolios struggled versus their benchmarks and proved to be the main reason for the lag in performance. The Jennison Growth Portfolio returned -6.22% for the first half of 2006 and the Janus Aggressive Growth Portfolio returned -1.96% for the same time period versus the -0.93% return of the Russell 1000(R) Growth Index/1/. In addition, the Legg Mason Value Equity Portfolio also struggled after seeing many of its technology holdings sharply decline in value. The Portfolio's allocation to large value portfolios did not perform well either during the period. The Lord Abbett Growth and Income Portfolio's six month return of 5.56% lagged the Russell 1000(R) Value Index/2/ by 100 basis points and the Van Kampen Comstock Portfolio's year-to-date return of 3.78% also lagged the Russell 1000 Value Index by 278 basis points. On the positive side, holdings in the Turner Mid-Cap Growth Portfolio added to returns as the Portfolio held on to its gains from the first quarter. In terms of small cap exposure, holdings in the Met/AIM Small Cap Growth Portfolio proved positive for returns as the Portfolio's bested the Russell 2000(R) Growth Index/3/ by over 200 basis points. The Portfolio's small allocation to the RCM Global Technology Portfolio also detracted from performance with a negative 12.39% return for the period, lagging the Goldman Sachs Technology Index by 316 basis points.

On the international side, the new modest position in the MFS(R) Emerging Markets Equity Portfolio hurt returns, as emerging market equities experienced a correction during the second quarter of 2006. Holdings in the Harris Oakmark International Portfolio proved to be a positive though, as its 11.68% return through 6/30/06 beat the 10.50% return of the MSCI EAFE(R) Index. Holdings in the MFS(R) Research International Portfolio were a slight negative for returns, as the Portfolio's emerging market equity holdings lagged substantially during the 2/nd/ quarter, weighing on year-to-date results.

MET INVESTORS ADVISORY LLC

The views expressed above are those of the investment advisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
HOLDINGS BY MARKET VALUE
As of 6/30/06

                                                            Percent of
         Description                                        Net Assets
         -------------------------------------------------------------
         Van Kampen Comstock Portfolio (Class A)              11.33%
         -------------------------------------------------------------
         Davis Venture Value Portfolio (Class A)              11.33%
         -------------------------------------------------------------
         Lord Abbett Growth and Income Portfolio (Class A)    10.16%
         -------------------------------------------------------------
         Janus Aggressive Growth Portfolio (Class A)           9.85%
         -------------------------------------------------------------
         Third Avenue Small Cap Value Portfolio (Class A)      9.15%
         -------------------------------------------------------------
         Legg Mason Value Equity Portfolio (Class A)           8.18%
         -------------------------------------------------------------
         Harris Oakmark Focused Value Portfolio (Class A)      7.07%
         -------------------------------------------------------------
         Harris Oakmark International Portfolio (Class A)      6.02%
         -------------------------------------------------------------
         Jennison Growth Portfolio (Class A)                   5.91%
         -------------------------------------------------------------
         MFS(R) Research International Portfolio (Class A)     4.90%
         -------------------------------------------------------------
         Met/AIM Small Cap Growth Portfolio (Class A)          3.89%
         -------------------------------------------------------------
         MFS(R) Emerging Markets Equity Portfolio (Class A)    3.65%
         -------------------------------------------------------------
         RCM Global Technology Portfolio (Class A)             3.62%
         -------------------------------------------------------------
         Turner Mid-Cap Growth Portfolio (Class A)             2.90%
         -------------------------------------------------------------
         Goldman Sachs Mid-Cap Value Portfolio (Class A)       2.04%
         -------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/06

                                    [CHART]

Registered Investment Company                   100.0%

--------
/1/Russell 1000(R) Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

/2/Russell 1000(R) Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

/3/Russell 2000(R) Value Index is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
METLIFE AGGRESSIVE STRATEGY PORTFOLIO              FOR THE PERIOD ENDED 6/30/06
MANAGED BY MET INVESTORS ADVISORY LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


  METLIFE AGGRESSIVE STRATEGY PORTFOLIO VS. WILSHIRE 5000 EQUITY INDEX/1/ AND
                        AGGRESSIVE BLENDED BENCHMARK/2/
                           Growth Based on $10,000+

                                    [CHART]

                  Fund     Aggressive Benchmark      Benchmark: Wilshire 5000
                  ----     --------------------      ------------------------
 11/3/2004      $10,000          $10,000                   $10,000
12/31/2004       10,715           10,713                    10,843
 3/31/2005       10,555           10,533                    10,602
 6/30/2005       10,776           10,709                    10,848
 9/30/2005       11,428           11,253                    11,285
12/31/2005       11,828           11,537                    11,535
 3/31/2006       12,516           12,228                    12,162
 6/30/2006       12,197           12,075                    11,924



    ---------------------------------------------------------------
                                    Average Annual Return/3/
                                    (for the period ended 6/30/06)
    ---------------------------------------------------------------
                                    1 Year    Since Inception/4/
    ---------------------------------------------------------------
    MetLife Aggressive Strategy
    Portfolio--Class A              13.61%         16.01%
--      --Class B                   13.19%         12.73%
    ---------------------------------------------------------------
--  Wilshire 5000 Equity Index/1/    9.92%         11.14%
    ---------------------------------------------------------------
- - Aggressive Blended Benchmark/2/ 12.74%         11.96%
    ---------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Wilshire 5000 Equity Index is an unmanaged index which measures the performance of all U.S. headquartered equity securities with readily available price data. The market capitalized weighted index is compromised of approximately 82% New York Stock Exchange, 2% American Stock Exchange and 16% OTC (1995). The Index was created in 1974 and backdated to 1971, with a base index of December 1980 (base index equals 1,044.596). Dividends are reinvested on the "ex" dividend date and the rebalancing of share weights is done on a monthly basis. No attempt has been made to adjust the market capitalization of the index to take into account cross holding between corporations. The Index does not include fees or expenses and is not available for direct investment.

/2/The Aggressive Blended Benchmark is comprised of 76% Wilshire 5000 Equity Index, 19% Morgan Stanley Capital International Europe Australasia and Far East Index and 5% Citigroup 3-Month Treasury Bill Index.

The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE(R) Index") is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The Index does not include fees or expenses and is not available for direct investment.

The Citigroup 3-Month Treasury Bill Index--equal dollar amounts of three-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. The Index does not include fees or expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/4/Inception of the Class B shares is 11/3/04. Inception of the Class A shares is 5/1/05. Index returns are based on an inception date of 10/31/04.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
METLIFE BALANCED STRATEGY PORTFOLIO                FOR THE PERIOD ENDED 6/30/06
MANAGED BY MET INVESTORS ADVISORY LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


The Portfolio's 2.66% return lagged the 3.10% return of its blended benchmark for the six months ended June 30, 2006 (the Balanced Blended Benchmark is comprised of the following mix: 52% Wilshire 5000 Equity Index, 30% Lehman Brothers Universal Index, 13% MSCI EAFE(R) Index, and 5% CG 90-Day T-Bill) and also lagged the 4.60% return of the MSCI Global Capital Markets Index/SM/ for the same time period.

During the first half of the year, the Portfolio was restructured on or about May 4, 2006 to reflect updated asset class targets and underlying portfolio allocation changes. Specifically, on the Global side, the Portfolio added an allocation to the Loomis Sayles Global Markets Portfolio, a global fixed income and equity portfolio. In light of the new 4% allocation to the Loomis Sayles Global Markets Portfolio, the target allocations to the PIMCO Total Return and Lord Abbett Bond Debenture Portfolios were reduced on the fixed income side. The Portfolio also added an allocation to the MFS(R) Emerging Markets Equity Portfolio to help broaden the Portfolio's international exposure. In light of the new 2% allocation to the MFS(R) Emerging Markets Equity Portfolio, the target allocations to the MFS(R) Research International and Harris Oakmark International Portfolios were reduced accordingly. On the equity side, to help broaden the Portfolio's securities diversification in large cap core, we added an allocation to the Legg Mason Value Equity Portfolio, which pursues a concentrated value type philosophy. In light of the new 5% allocation to the Legg Mason Value Equity Portfolio, the target allocations to the Lord Abbett Growth and Income and Oppenheimer Capital Appreciation Portfolios were reduced.

In terms of relative performance for the six month period ended 6/30/06, the fixed income component of the Balanced Strategy Portfolio performed well versus the underlying Portfolio's respective benchmarks. The Western Asset Management U.S. Government Portfolio performed admirably over the first half of the year as its weighting in mortgage backed securities added to returns. The PIMCO Total Return Portfolio added to performance over the year as tactical positions in emerging markets and municipals, as well as a mortgage overweight, added to returns. The PIMCO Inflation Protected Portfolio (investing primarily in Treasury Inflation Protected Securities "TIPS"), outperformed its benchmark, the Lehman Brothers U.S. TIPS Index/1/, for the first half of the year by 92 basis points due to an overweight in mortgage backed securities and opportunistic currency positions in the euro and yen. On the high yield side, the Lord Abbett Bond Debenture Portfolio continued to trail its peers in the pure high yield asset class. The Lord Abbett Bond Debenture Portfolio is a "hybrid" bond fund with a current allocation of approximately 60% high yield securities, 20% convertible securities, and 20% high grade corporate securities. Therefore, it is expected to lag strong absolute performance in a high yield rally. However, the Investment Committee continues to favor this option due to its multi-asset class structure, conservative risk profile, and strong management team.

The equity side of the Portfolio proved to be the largest detractor from returns for the first half of the year, as the Portfolio's technology, growth and small cap exposure all weighed heavily on performance. Most of the underperformance in these areas occurred in the second quarter of 2006 due to the difficult global equity market environment. The Portfolio's most aggressive holdings were hit the hardest as the Jennison Growth Portfolio lagged because of its higher-growth technology holdings, while the new position in the Legg Mason Value Equity Portfolio also hurt performance due to its large technology exposure. In addition, two of the Portfolio's large-cap value managers lagged for the six month period as well, as the Lord Abbett Growth and Income Portfolio and the Van Kampen Comstock Portfolio posted relatively poor short-term performance. On the positive side though, holdings of the Turner Mid-Cap Growth Portfolio added to returns as the Portfolio held on to its gains from the first quarter. In terms of small cap exposure, holdings in the Met/AIM Small Cap Growth Portfolio proved positive for returns as the Portfolio's bested the Russell 2000(R) Growth Index/2/ by over 200 basis points.

On the international side, the new position in the Loomis Sayles Global Markets Portfolio hurt returns over the first half of the year as its holdings struggled amid the difficult global equity and fixed income environment. In addition, the new modest position in the MFS(R) Emerging Markets Equity Portfolio also hurt returns, as emerging market equities experienced a correction during the second quarter of 2006. Holdings in the Harris Oakmark International Portfolio proved to be a positive though, as its 11.68% return through 6/30/06 beat the 10.50% return of the MSCI EAFE(R) Index. Holdings in the MFS(R) Research International Portfolio were a slight negative for returns, as the Portfolio's emerging market equity holdings lagged substantially during the second quarter, weighing on year-to-date results. Lastly, while only a small portion of the overall Portfolio, the Neuberger Berman Real Estate Portfolio performed well during the first half of 2006, achieving a 16.14% return beating the 12.51% return of the NAREIT Equity REIT Index/3/ benchmark.

MET INVESTORS ADVISORY LLC

The views expressed above are those of the investment advisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.
--------
/1/The Lehman Brothers Global Real: U.S. TIPS Index represents an unmanaged market index made up of U.S. Treasury Inflation Linked Index securities. The Index does not include fees or expenses and is not available for direct investment.

/2/The Russell 2000(R) Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher growth forecasted growth values.

/3/The NAREIT Equity REIT Index is an unmanaged index that reflects performance of all publicly traded equity REITs. The Index does not include fees or expenses and is not available for direct investment.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
METLIFE BALANCED STRATEGY PORTFOLIO                FOR THE PERIOD ENDED 6/30/06
MANAGED BY MET INVESTORS ADVISORY LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------



HOLDINGS BY MARKET VALUE
As of 6/30/06

                                                                Percent of
     Description                                                Net Assets
     ---------------------------------------------------------------------
     PIMCO Total Return Portfolio (Class A)                       8.25%
     ---------------------------------------------------------------------
     Davis Venture Value Portfolio (Class A)                      8.09%
     ---------------------------------------------------------------------
     PIMCO Inflation Protected Bond Portfolio (Class A)           7.28%
     ---------------------------------------------------------------------
     Lord Abbett Bond Debenture Portfolio (Class A)               7.11%
     ---------------------------------------------------------------------
     Van Kampen Comstock Portfolio (Class A)                      7.08%
     ---------------------------------------------------------------------
     Legg Mason Value Equity Portfolio (Class A)                  6.02%
     ---------------------------------------------------------------------
     Lord Abbett Growth and Income Portfolio (Class A)            5.98%
     ---------------------------------------------------------------------
     Western Asset Management US Government Portfolio (Class A)   5.17%
     ---------------------------------------------------------------------
     Third Avenue Small Cap Value Portfolio (Class A)             4.99%
     ---------------------------------------------------------------------
     Oppenheimer Capital Appreciation Portfolio (Class A)         4.89%
     ---------------------------------------------------------------------
     Harris Oakmark Focused Value Portfolio (Class A)             3.96%
     ---------------------------------------------------------------------
     Harris Oakmark International Portfolio (Class A)             3.94%
     ---------------------------------------------------------------------
     Loomis Sayles Global Markets Portfolio (Class A)             3.84%
     ---------------------------------------------------------------------
     Lazard Mid-Cap Portfolio (Class A)                           3.00%
     ---------------------------------------------------------------------
     Jennison Growth Portfolio (Class A)                          2.90%
     ---------------------------------------------------------------------
     Janus Aggressive Growth Portfolio (Class A)                  2.90%
     ---------------------------------------------------------------------
     MFS(R) Research International Portfolio (Class A)            2.89%
     ---------------------------------------------------------------------
     Neuberger Berman Real Estate Portfolio (Class A)             2.14%
     ---------------------------------------------------------------------
     Goldman Sachs Mid-Cap Value Portfolio (Class A)              2.01%
     ---------------------------------------------------------------------
     T. Rowe Price Mid-Cap Growth Portfolio (Class A)             1.95%
     ---------------------------------------------------------------------
     Met/AIM Small Cap Growth Portfolio (Class A)                 1.91%
     ---------------------------------------------------------------------
     Turner Mid-Cap Growth Portfolio (Class A)                    1.90%
     ---------------------------------------------------------------------
     MFS(R) Emerging Markets Equity Portfolio (Class A)           1.80%
     ---------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/06

                                    [CHART]

Registered Investment Company         100%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
METLIFE BALANCED STRATEGY PORTFOLIO                FOR THE PERIOD ENDED 6/30/06
MANAGED BY MET INVESTORS ADVISORY LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


METLIFE BALANCED STRATEGY PORTFOLIO VS. MSCI GLOBAL CAPITAL MARKETS INDEX/SM1/
                       AND BALANCED BLENDED BENCHMARK/2/
                           Growth Based on $10,000+

                                    [CHART]
                  MSCI GLOBAL
                CAPITAL MARKETS        Fund          Balanced Benchmark
                ---------------       -------        ------------------
  11/3/2004           $10,000         $10,000            $10,000
 12/31/2004            10,701          10,419             10,501
  3/31/2005            10,567          10,298             10,350
  6/30/2005            10,590          10,490             10,578
  9/30/2005            10,990          10,915             10,934
 12/31/2005            11,136          11,161             11,144
  3/31/2006            11,576          11,641             11,591
  6/30/2006            11,648          11,458             11,490



    -------------------------------------------------------------------------
                                            Average Annual Return
                                           (for the period ended 6/30/06)/3/
    -------------------------------------------------------------------------
    -------------------------------------------------------------------------
                                           1 Year      Since Inception/4/
    -------------------------------------------------------------------------
    MetLife Balanced
    Strategy Portfolio--Class A             9.63%           11.42%
--  Class B                                 9.24%            8.56%
    -------------------------------------------------------------------------
--  MSCI Global Capital Markets Index/SM1/ 10.20%            9.66%
    -------------------------------------------------------------------------
- - Balanced Blended Benchmark/2/           8.62%            8.69%
    -------------------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The MSCI Global Capital Markets Index/SM/ is designed to measure the performance of the core capital markets asset classes comprising global equities and fixed income. It is a market capitalization weighted composite of the MSCI All Country World Index/SM/ and the MSCI Global Total Bond Index. The MSCI All Country World Index/SM/ is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. The MSCI All Country World Index/SM/ includes 49 country indices. The MSCI Global Total Bond Index/SM/ an unmanaged index which is designed to measure the capitalization weighted performance of sovereign, investment grade credit and high yield bond markets with appropriate adjustments for investability and to eliminate double counting. The MSCI Global Total Bond Index/SM/ includes the World Sovereign Debt Index, USD Total Bond Index, Euro Dollar Credit Index, Euro Sterling Credit Index, Euro Credit Index, Emerging Market Local Sovereign Index and High Yield Sovereign and Corporate Indices. The Index does not include fees or expenses and is not available for direct investment.

/2/The Balanced Blended Benchmark is comprised of 52% Wilshire 5000 Equity Index, 30% Lehman Brothers Universal Index, 13% Morgan Stanley Capital International Europe Australasia and Far East Index and 5% Citigroup 3-Month Treasury Bill Index.

The Wilshire 5000 Equity Index is an unmanaged index which measures the performance of all U.S. headquartered equity securities with readily available price data. The market capitalized weighted index is compromised of approximately 82% New York Stock Exchange, 2% American Stock Exchange and 16% OTC (1995). The Index was created in 1974 and backdated to 1971, with a base index of December 1980 (base index equals 1,044.596). Dividends are reinvested on the "ex" dividend date and the rebalancing of share weights is done on a monthly basis. No attempt has been made to adjust the market capitalization of the index to take into account cross holding between corporations. The index does not include fees or expenses and is not available for direct investment.

The Lehman Brothers Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-EIRSA portion of the Commercial Mortgage Backed Securities Index and the Commercial Mortgage Backed Securities High Yield Index. Municipal debt, private placements, and non-dollar denominated issues are excluded from the Universal Index. The only constituent of the Index that includes floating-rate debt is the Emerging Markets Index. Bonds and securities must be fixed rate, although it can carry a coupon that steps up or changes according to a predetermined schedule; must be dollar-denominated and including bonds with maturities up to ten years and

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
METLIFE BALANCED STRATEGY PORTFOLIO                FOR THE PERIOD ENDED 6/30/06
MANAGED BY MET INVESTORS ADVISORY LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


long-term indices composed of bonds with maturities longer than ten years. All returns are market value weighted inclusive of accrued interest. Yield is defined as the yield to worst, the lesser of the yield to maturity and yield to call. Market Values are expressed in millions of dollars. The Index does not include fees or expenses and is not available for direct investment.

The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE(R) Index") is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The Index does not include fees or expenses and is not available for direct investment. The Citigroup 3-Month Treasury Bill Index--equal dollar amounts of three-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. The Index does not include fees or expenses and is not available for direct investment.

The Citigroup 3-Month Treasury Bill Index--equal dollar amounts of three-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. The Index does not include fees or expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/4/Inception of the Class B shares is 11/3/04. Inception of the Class A shares is 5/1/05. Index returns are based on an inception date of 10/31/04.


Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
METLIFE DEFENSIVE STRATEGY PORTFOLIO               FOR THE PERIOD ENDED 6/30/06
MANAGED BY MET INVESTORS ADVISORY LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


For the six months ended June 30, 2006, the MetLife Defensive Strategy Portfolio's 1.38% gain lagged the 1.66% return for its blended benchmark (the Defensive Blended Equity Benchmark is comprised of the following mix: 28% Wilshire 5000 Equity Index, 55% Lehman Brothers Universal Index, 7% MSCI EAFE(R) Index, and 10% CG 90-Day T-Bill) and also lagged the 4.60% return of the MSCI Global Capital Markets Index/SM/ for the same time period.

During the first half of the year, the Portfolio was restructured on or about May 4, 2006 to reflect updated asset class targets and underlying portfolio allocation changes. Specifically, on the Global side, the Portfolio added an allocation to the Loomis Sayles Global Markets Portfolio, a global fixed income and equity portfolio. In light of the new 4% allocation to the Loomis Sayles Global Markets Portfolio, the target allocations to the PIMCO Total Return and Lord Abbett Bond Debenture Portfolios were reduced on the fixed income side. On the equity side, to help broaden the Portfolio's securities diversification in large cap core, we added an allocation to the Legg Mason Value Equity Portfolio, which pursues a concentrated value type philosophy. In light of the new 4% allocation to the Legg Mason Value Equity Portfolio, the target allocations to the Lord Abbett Growth and Income, Davis Venture Value and Oppenheimer Capital Appreciation Portfolios were reduced accordingly.

In terms of relative performance for the six month period ended 6/30/06, the fixed income component of the Defensive Strategy Portfolio performed well versus the underlying Portfolio's respective benchmarks. The Western Asset Management U.S. Government Portfolio performed admirably over the first half of the year as its weighting in mortgage backed securities added to returns. The PIMCO Total Return Portfolio added to performance over the year as tactical positions in emerging markets and municipals, as well as a mortgage overweight, added to returns. The PIMCO Inflation Protected Portfolio (investing primarily in Treasury Inflation Protected Securities "TIPS"), outperformed its benchmark, the Lehman Brothers U.S. TIPS Index/1/, for the first half of the year by 92 basis points due to an overweight in mortgage backed securities and opportunistic currency positions in the euro and yen. On the high yield side, the Lord Abbett Bond Debenture Portfolio continued to trail its peers in the pure high yield asset class. The Lord Abbett Bond Debenture Portfolio is a "hybrid" bond fund with a current allocation of approximately 60% high yield securities, 20% convertible securities, and 20% high grade corporate securities. Therefore, it is expected to lag strong absolute performance in a high yield rally. However, the Investment Committee continues to favor this option due to its multi-asset class structure, conservative risk profile, and strong management team.

The equity side of the Portfolio proved to be the largest detractor from returns for the first half of the year, as the Portfolio's technology, growth and small cap exposure all weighed heavily on performance. Most of the underperformance in these areas occurred in the second quarter of 2006 due to the difficult global equity market environment. The Portfolio's most aggressive holdings were hit the hardest as the Jennison Growth Portfolio lagged because of its higher-growth technology holdings, while the new position in the Legg Mason Value Equity Portfolio also hurt performance due to its large technology exposure. In addition, two of the Portfolio's large-cap value managers lagged for the six month period as well, as the Lord Abbett Growth and Income Portfolio and the Van Kampen Comstock Portfolio posted relatively poor short-term performance.

On the international side, the new position in the Loomis Sayles Global Markets Portfolio hurt returns over the first half of the year as its holdings struggled amid the difficult global equity and fixed income environment. Holdings in the Harris Oakmark International Portfolio proved to be a positive though, as its 11.68% return through 6/30/06 beat the 10.50% return of the MSCI EAFE(R) Index. Holdings in the MFS(R) Research International Portfolio were a slight negative for returns, as the Portfolio's emerging market equity holdings lagged substantially during the second quarter, weighing on year-to-date results. Lastly, while only a small portion of the overall Portfolio, the Neuberger Berman Real Estate Portfolio performed well during the first half of 2006, achieving a 16.14% return beating the 12.51% return of the NAREIT Equity REIT Index/2/ benchmark.

MET INVESTORS ADVISORY LLC

The views expressed above are those of the investment advisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.


--------
/1/The Lehman Brothers Global Real: U.S. TIPS Index represents an unmanaged market index made up of U.S. Treasury Inflation Linked Index securities. The Index does not include fees or expenses and is not available for direct investment.

/2/The NAREIT Equity REIT Index is an unmanaged index that reflects performance of all publicly traded equity REITs. The Index does not include fees or expenses and is not available for direct investment.

--------------------------------------------------------------------------------

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METLIFE DEFENSIVE STRATEGY PORTFOLIO               FOR THE PERIOD ENDED 6/30/06
MANAGED BY MET INVESTORS ADVISORY LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------



HOLDINGS BY MARKET VALUE
As of 6/30/06

                                                                Percent of
     Description                                                Net Assets
     ---------------------------------------------------------------------
     PIMCO Total Return Portfolio (Class A)                       19.23%
     ---------------------------------------------------------------------
     PIMCO Inflation Protected Bond Portfolio (Class A)           16.31%
     ---------------------------------------------------------------------
     Western Asset Management US Government Portfolio (Class A)   15.23%
     ---------------------------------------------------------------------
     Lord Abbett Bond Debenture Portfolio (Class A)                7.99%
     ---------------------------------------------------------------------
     Lord Abbett Growth and Income Portfolio (Class A)             4.91%
     ---------------------------------------------------------------------
     Van Kampen Comstock Portfolio (Class A)                       3.99%
     ---------------------------------------------------------------------
     Legg Mason Value Equity Portfolio (Class A)                   3.96%
     ---------------------------------------------------------------------
     Third Avenue Small Cap Value Portfolio (Class A)              3.95%
     ---------------------------------------------------------------------
     MFS(R) Research International Portfolio (Class A)             3.83%
     ---------------------------------------------------------------------
     Loomis Sayles Global Markets Portfolio (Class A)              3.81%
     ---------------------------------------------------------------------
     Oppenheimer Capital Appreciation Portfolio (Class A)          2.91%
     ---------------------------------------------------------------------
     Neuberger Berman Real Estate Portfolio (Class A)              2.11%
     ---------------------------------------------------------------------
     Davis Venture Value Portfolio (Class A)                       2.00%
     ---------------------------------------------------------------------
     Goldman Sachs Mid-Cap Value Portfolio (Class A)               1.99%
     ---------------------------------------------------------------------
     Met/AIM Mid-Cap Equity Portfolio (Class A)                    1.98%
     ---------------------------------------------------------------------
     Harris Oakmark International Portfolio (Class A)              1.95%
     ---------------------------------------------------------------------
     T. Rowe Price Mid-Cap Growth Portfolio (Class A)              1.93%
     ---------------------------------------------------------------------
     Jennison Growth Portfolio (Class A)                           1.92%
     ---------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/06

                                    [CHART]

Registered Investment Company         100%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
METLIFE DEFENSIVE STRATEGY PORTFOLIO               FOR THE PERIOD ENDED 6/30/06
MANAGED BY MET INVESTORS ADVISORY LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


     METLIFE DEFENSIVE STRATEGY PORTFOLIO VS. MSCI GLOBAL CAPITAL MARKETS
                 INDEX/SM1/ AND DEFENSIVE BLENDED BENCHMARK/2/
                           Growth Based on $10,000+

                                    [CHART]

                   Fund    MSCI GLOBAL CAPITAL MARKETS     Defensive Benchmark
                   ----    ---------------------------     -------------------
   11/3/2004     $10,000            $10,000                     $10,000
  12/31/2004      10,134             10,701                      10,289
   3/31/2005      10,032             10,567                      10,199
   6/30/2005      10,225             10,590                      10,440
   9/30/2005      10,459             10,990                      10,618
  12/31/2005      10,587             11,136                      10,762
   3/31/2006      10,814             11,576                      10,986
   6/30/2006      10,732             11,648                      10,940



    -------------------------------------------------------------------------
                                            Average Annual Return
                                           (for the period ended 6/30/06)/3/
    -------------------------------------------------------------------------
    -------------------------------------------------------------------------
                                           1 Year      Since Inception/4/
    -------------------------------------------------------------------------
    MetLife Defensive Strategy
    Portfolio--Class A                      5.35%            6.66%
--  Class B                                 4.97%            4.36%
    -------------------------------------------------------------------------
--  MSCI Global Capital Markets Index/SM1/ 10.20%            9.66%
    -------------------------------------------------------------------------
- - Defensive Blended Benchmark/2/          4.79%            5.54%
    -------------------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The MSCI Global Capital Markets Index/SM/ an unmanaged index which measure the performance of the core capital markets asset classes comprising global equities and fixed income. It is a market capitalization weighted composite of the MSCI All Country World Index/SM/ and the MSCI Global Total Bond Index/SM/. The MSCI All Country World Index/SM/ is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. The MSCI All Country World Index includes 49 country indices. The MSCI Global Total Bond Index an unmanaged index which measures the capitalization weighted performance of sovereign, investment grade credit and high yield bond markets with appropriate adjustments for investability and to eliminate double counting. The MSCI Global Total Bond Index/SM/ includes the World Sovereign Debt Index, USD Total Bond Index, Euro Dollar Credit Index, Euro Sterling Credit Index, Euro Credit Index, Emerging Market Local Sovereign Index and High Yield Sovereign and Corporate Indices. The Index does not include fees or expenses and is not available for direct investment.

/2/The Defensive Blended Benchmark is comprised of 28% Wilshire 5000 Equity Index, 55% Lehman Brothers Universal Index, 7% Morgan Stanley Capital International Europe Australasia and Far East Index and 10% Citigroup 3-Month Treasury Bill Index.

The Wilshire 5000 Equity Index is an unmanaged index which measures the performance of all U.S. headquartered equity securities with readily available price data. The market capitalized weighted index is compromised of approximately 82% New York Stock Exchange, 2% American Stock Exchange and 16% OTC (1995). The Index was created in 1974 and backdated to 1971; with a base index of December 1980 (base index equals 1,044.596). Dividends are reinvested on the "ex" dividend date and the rebalancing of share weights is done on a monthly basis. No attempt has been made to adjust the market capitalization of the Index to take into account cross holding between corporations. The Index does not include fees or expenses and is not available for direct investment.

The Lehman Brothers Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-EIRSA portion of the Commercial Mortgage Backed Securities Index and the Commercial Mortgage Backed Securities High Yield Index. Municipal debt, private placements, and non-dollar denominated issues are excluded from the Universal Index. The only constituent of the Index that includes floating-rate debt is the Emerging Markets Index. Bonds and securities must be fixed rate, although it can carry a coupon that steps up or changes according to a predetermined schedule; must be dollar-denominated and including bonds with maturities up to ten years and

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
METLIFE DEFENSIVE STRATEGY PORTFOLIO               FOR THE PERIOD ENDED 6/30/06
MANAGED BY MET INVESTORS ADVISORY LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


long-term indices composed of bonds with maturities longer than ten years. All returns are market value weighted inclusive of accrued interest. Yield is defined as the yield to worst, the lesser of the yield to maturity and yield to call. Market values are expressed in millions of dollars. The Index does not include fees or expenses and is not available for direct investment.

The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE(R) Index") is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The Index does not include fees or expenses and is not available for direct investment.

The Citigroup 3-Month Treasury Bill Index--equal dollar amounts of three-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. The Index does not include fees or expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/4/Inception of the Class B shares is 11/3/04. Inception of the Class A shares is 5/1/05. Index returns are based on an inception date of 10/31/04.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
METLIFE GROWTH STRATEGY PORTFOLIO                  FOR THE PERIOD ENDED 6/30/06
MANAGED BY MET INVESTORS ADVISORY LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


The Portfolio's 3.09% return lagged the 4.14% return of its blended benchmark for the six months ended June 30, 2006 (the Growth Blended Benchmark is comprised of the following mix: 68% Wilshire 5000 Equity Index , 10% Lehman Brothers Universal Index, 17% MSCI EAFE(R) Index, and 5% CG 90-Day T-Bill) and also lagged the 4.60% return of the MSCI Global Capital Markets Index/SM/ for the same time period.

During the first half of the year, the Portfolio was restructured on or about May 4, 2006 to reflect updated asset class targets and underlying portfolio allocation changes. Specifically, on the Global side, the Portfolio added an allocation to the Loomis Sayles Global Markets Portfolio, a global fixed income and equity portfolio. In light of the new 4% allocation to the Loomis Sayles Global Markets Portfolio, the target allocations to the PIMCO Total Return and Lord Abbett Bond Debenture Portfolios were reduced on the fixed income side. The Portfolio also added an allocation to the MFS(R) Emerging Markets Equity Portfolio to help broaden the Portfolio's international exposure. In light of the new 2% allocation to the MFS(R) Emerging Markets Equity Portfolio, the target allocations to the MFS(R) Research International and Harris Oakmark International Portfolios were reduced accordingly. On the equity side, to help broaden the Portfolio's securities diversification in large cap core, we added an allocation to the Legg Mason Value Equity Portfolio, which pursues a concentrated value type philosophy. In light of the new 5% allocation to the Legg Mason Value Equity Portfolio, the target allocations to the Lord Abbett Growth and Income and Oppenheimer Capital Appreciation Portfolios were reduced.

In terms of relative performance for the six months ended June 30, 2006, the equity components of the Portfolio proved to be the main reason for the lag in performance, as the Portfolio's more aggressive portfolios struggled versus their benchmarks. The Jennison Growth Portfolio returned -6.22% for the first half of 2006 and the Janus Aggressive Growth Portfolio returned -1.96% for the same time period versus the -0.93% return of the Russell 1000(R) Growth Index/1/. In addition, the Legg Mason Value Equity Portfolio also struggled after seeing many of its technology holdings sharply decline in value. The Portfolio's allocation to large value portfolios did not perform well either during the period. The Lord Abbett Growth and Income Portfolio's six month return of 5.56% lagged the Russell 1000(R) Value Index/2/ by 100 basis points and the Van Kampen Comstock Portfolio's year-to-date return of 3.78% also lagged the Russell 1000(R) Value Index/2/ by 278 basis points. On the positive side, holdings of the Turner Mid-Cap Growth Portfolio added to returns as the Portfolio held on to its gains from the first quarter. In terms of small cap exposure, holdings in the Met/AIM Small Cap Growth Portfolio proved positive for returns as the Portfolio's bested the Russell 2000(R) Growth Index/3/ by over 200 basis points. The Portfolio's small allocation to the RCM Global Technology Portfolio also detracted from performance with a negative 12.39% return for the period, lagging the Goldman Sachs Technology Index/4/ by 316 basis points.

On the international side, the new position in the Loomis Sayles Global Markets Portfolio hurt returns over the first half of the year as its holdings struggled amid the difficult global equity and fixed income environment. In addition, the new modest position in the MFS(R) Emerging Markets Equity Portfolio also hurt returns, as emerging market equities experienced a correction during the second quarter of 2006. Holdings in the Harris Oakmark International Portfolio proved to be a positive though, as its 11.68% return through 6/30/06 beat the 10.50% return of the MSCI EAFE(R) Index. Holdings in the MFS(R) Research International Portfolio were a slight negative for returns, as the Portfolio's emerging market equity holdings lagged substantially during the second quarter, weighing on year-to-date results. Lastly, while only a small portion of the overall Portfolio, the Neuberger Berman Real Estate Portfolio performed well during the first half of 2006, achieving a 16.14% return beating the 12.51% return of the NAREIT Equity REIT Index/5/ benchmark.

The relatively small fixed income component of the Growth Strategy Portfolio (approximately 15%) performed relatively well during the first half of 2006. The PIMCO Inflation Protected Portfolio (investing primarily in Treasury Inflation Protected Securities "TIPS"), outperformed its benchmark, the Lehman Brothers U.S. TIPS Index/6/, for the first half of the year by 92 basis points due to an overweight in mortgage backed securities and opportunistic currency positions in the euro and yen. On the high yield side, the Lord Abbett Bond Debenture Portfolio continued to trail its peers in the pure the high yield asset class. The Lord Abbett Bond Debenture Portfolio is a "hybrid" bond fund with a current allocation of approximately 60% high yield securities, 20% convertible securities, and 20% high grade corporate securities. Therefore, it is expected to lag strong absolute performance in a high yield rally.

MET INVESTORS ADVISORY LLC

The views expressed above are those of the investment advisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.


--------
/1/Russell 1000(R) Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

/2/Russell 1000(R) Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

/3/Russell 2000(R) Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

/4/The Goldman Sachs Technology Index is a modified capitalization-weighted index of selected technology stocks. The Standard & Poor's 500 Stock Index (S&P
500) is an unmanaged index generally representative of the U.S. Stock Market.

/5/The Lehman Brothers Global Real: U.S. TIPS Index represents an unmanaged market index made up of U.S. Treasury Inflation Linked Index securities. The Index does not include fees or expenses and is not available for direct investment.

/6/The NAREIT Equity REIT Index is an unmanaged index that reflects performance of all publicly traded equity REITs. The Index does not include fees or expenses and is not available for direct investment.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
METLIFE GROWTH STRATEGY PORTFOLIO                  FOR THE PERIOD ENDED 6/30/06
MANAGED BY MET INVESTORS ADVISORY LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------



HOLDINGS BY MARKET VALUE
As of 6/30/06

                                                             Percent of
        Description                                          Net Assets
        ---------------------------------------------------------------
        Davis Venture Value Portfolio (Class A)                11.24%
        ---------------------------------------------------------------
        Van Kampen Comstock Portfolio (Class A)                11.24%
        ---------------------------------------------------------------
        Lord Abbett Growth and Income Portfolio (Class A)      10.07%
        ---------------------------------------------------------------
        Third Avenue Small Cap Value Portfolio (Class A)        8.07%
        ---------------------------------------------------------------
        Legg Mason Value Equity Portfolio (Class A)             6.08%
        ---------------------------------------------------------------
        Janus Aggressive Growth Portfolio (Class A)             5.86%
        ---------------------------------------------------------------
        PIMCO Inflation Protected Bond Portfolio (Class A)      5.24%
        ---------------------------------------------------------------
        Harris Oakmark Focused Value Portfolio (Class A)        5.01%
        ---------------------------------------------------------------
        Harris Oakmark International Portfolio (Class A)        4.98%
        ---------------------------------------------------------------
        Jennison Growth Portfolio (Class A)                     4.89%
        ---------------------------------------------------------------
        MFS(R) Research International Portfolio (Class A)       3.90%
        ---------------------------------------------------------------
        Loomis Sayles Global Markets Portfolio (Class A)        3.88%
        ---------------------------------------------------------------
        Met/AIM Small Cap Growth Portfolio (Class A)            2.90%
        ---------------------------------------------------------------
        MFS(R) Emerging Markets Equity Portfolio (Class A)      2.73%
        ---------------------------------------------------------------
        Neuberger Berman Real Estate Portfolio (Class A)        2.16%
        ---------------------------------------------------------------
        Lord Abbett Bond Debenture Portfolio (Class A)          2.05%
        ---------------------------------------------------------------
        Goldman Sachs Mid-Cap Value Portfolio (Class A)         2.03%
        ---------------------------------------------------------------
        Oppenheimer Capital Appreciation Portfolio (Class A)    1.98%
        ---------------------------------------------------------------
        T. Rowe Price Mid-Cap Growth Portfolio (Class A)        1.97%
        ---------------------------------------------------------------
        Turner Mid-Cap Growth Portfolio (Class A)               1.92%
        ---------------------------------------------------------------
        RCM Global Technology Portfolio (Class A)               1.80%
        ---------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/06

                                    [CHART]

Registered Investment Company         100%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
METLIFE GROWTH STRATEGY PORTFOLIO                  FOR THE PERIOD ENDED 6/30/06
MANAGED BY MET INVESTORS ADVISORY LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


 METLIFE GROWTH STRATEGY PORTFOLIO VS. MSCI GLOBAL CAPITAL MARKETS INDEX/SM1/
                        AND GROWTH BLENDED BENCHMARK/2/
                           Growth Based on $10,000+

                          [CHART]

                                               GLOBAL CAPITAL
                 Fund     Growth Benchmark        MARKETS
                 ----     ----------------     --------------
 11/3/2004     $10,000         $10,000             $10,000
12/31/2004      10,630          10,643              10,701
 3/31/2005      10,479          10,477              10,567
 6/30/2005      10,691          10,665              10,590
 9/30/2005      11,254          11,146              10,990
12/31/2005      11,600          11,404              11,136
 3/31/2006      12,231          12,012              11,576
 6/30/2006      11,958          11,878              11,648



    ----------------------------------------------------------------------
                                           Average Annual Return/3/
                                           (for the period ended 6/30/06)
    ----------------------------------------------------------------------
                                           1 Year    Since Inception/4/
    ----------------------------------------------------------------------
    MetLife Growth Strategy
    Portfolio--Class A                     12.34%         14.46%
--  Class B                                11.86%         11.39%
    ----------------------------------------------------------------------
--  MSCI Global Capital Markets Index/SM1/ 10.20%          9.66%
    ----------------------------------------------------------------------
- - Growth Blended Benchmark/2/            11.36%         10.87%
    ----------------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The MSCI Global Capital Markets Index/SM/ is an unmanaged index which measures the performance of the core capital markets asset classes comprising global equities and fixed income. It is a market capitalization weighted composite of the MSCI All Country World Index/SM/ and the MSCI Global Total Bond Index/SM/. The MSCI All Country World Index/SM/ is an unmanaged free float-adjusted market capitalization index which measure equity market performance in the global developed and emerging markets. The MSCI All Country World Index includes 49 country indices. The MSCI Global Total Bond Index is an unmanaged index which measures the capitalization weighted performance of sovereign, investment grade credit and high yield bond markets with appropriate adjustments for investability and to eliminate double counting. The MSCI Global Total Bond Index includes the World Sovereign Debt Index, USD Total Bond Index, Euro Dollar Credit Index, Euro Sterling Credit Index, Euro Credit Index, Emerging Market Local Sovereign Index and High Yield Sovereign and Corporate Indices. The Index does not include fees or expenses and is not available for direct investment.

/2/The Growth Blended Benchmark is comprised of 68% Wilshire 5000 Equity Index, 10% Lehman Brothers Universal Index, 17% Morgan Stanley Capital International Europe Australasia and Far East Index and 5% Citigroup 3-Month Treasury Bill Index.

The Wilshire 5000 Equity Index is an unmanaged index which measures the performance of all U.S. headquartered equity securities with readily available price data. The market capitalized weighted index is compromised of approximately 82% New York Stock Exchange, 2% American Stock Exchange and 16% OTC (1995). The Index was created in 1974 and backdated to 1971; with a base index of December 1980 (base index equals 1,044.596). Dividends are reinvested on the "ex" dividend date and the rebalancing of share weights is done on a monthly basis. No attempt has been made to adjust the market capitalization of the Index to take into account cross holding between corporations. The Index does not include fees or expenses and is not available for direct investment.

The Lehman Brothers Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-EIRSA portion of the Commercial Mortgage Backed Securities Index and the Commercial Mortgage Backed Securities High Yield Index. Municipal debt, private placements, and non-dollar denominated issues are excluded from the Universal Index. The only constituent of the Index that includes floating-rate debt is the Emerging Markets Index. Bonds and securities must be fixed rate, although it can carry a coupon that steps up or changes according to a predetermined schedule; must be dollar-denominated and including bonds with maturities up to ten years and long-term indices composed of bonds with maturities longer than ten years. All

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
METLIFE GROWTH STRATEGY PORTFOLIO                  FOR THE PERIOD ENDED 6/30/06
MANAGED BY MET INVESTORS ADVISORY LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


returns are market value weighted inclusive of accrued interest. Yield is defined as the yield to worst, the lesser of the yield to maturity and yield to call. Market values are expressed in millions of dollars. The Index does not include fees or expenses and is not available for direct investment.

The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE Index") is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The Index does not include fees or expenses and is not available for direct investment.

The Citigroup 3-Month Treasury Bill Index--equal dollar amounts of three-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. The Index does not include fees or expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/4/Inception of the Class B shares is 11/3/04. Inception of the Class A shares is 5/1/05. Index returns are based on an inception date of 10/31/04.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
METLIFE MODERATE STRATEGY PORTFOLIO                FOR THE PERIOD ENDED 6/30/06
MANAGED BY MET INVESTORS ADVISORY LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


The Portfolio's Class B 1.94% return lagged the 2.32% return of blended benchmark for the six months ended June 30, 2006 (the Moderate Blended Benchmark is comprised of the following mix: 40% Wilshire 5000 Equity Index, 45% Lehman Brothers Universal Index, 10% MSCI EAFE(R) Index, and 5% CG 90-Day T-Bill) and also lagged the 4.60% return of the MSCI Global Capital Markets Index/SM/ for the same time period.

During the first half of the year, the Portfolio was restructured on or about May 4, 2006 to reflect updated asset class targets and underlying portfolio allocation changes. Specifically, on the Global side, the Portfolio added an allocation to the Loomis Sayles Global Markets Portfolio, a global fixed income and equity portfolio. In light of the new 4% allocation to the Loomis Sayles Global Markets Portfolio, the target allocations to the PIMCO Total Return and Lord Abbett Bond Debenture Portfolios were reduced on the fixed income side. The Portfolio also added an allocation to the MFS(R) Emerging Markets Equity Portfolio to help broaden the Portfolio's international exposure. In light of the new 2% allocation to the MFS(R) Emerging Markets Equity Portfolio, the target allocations to the MFS(R) Research International and Harris Oakmark International Portfolios were reduced accordingly. On the equity side, to help broaden the Portfolio's securities diversification in large cap core, we added an allocation to the Legg Mason Value Equity Portfolio, which pursues a concentrated value type philosophy. In light of the new 5% allocation to the Legg Mason Value Equity Portfolio, the target allocations to the Lord Abbett Growth and Income and Oppenheimer Capital Appreciation Portfolios were reduced.

In terms of relative performance for the six month period ended 6/30/06, the fixed income component of the Moderate Strategy Portfolio performed well versus the underlying Portfolio's respective benchmarks. The Western Asset Management U.S. Government Portfolio performed admirably over the first half of the year as it's weighting in mortgage backed securities added to returns. The PIMCO Total Return Portfolio added to performance over the year as tactical positions in emerging markets and municipals, as well as a mortgage overweight, added to returns. The PIMCO Inflation Protected Portfolio (investing primarily in Treasury Inflation Protected Securities "TIPS"), outperformed its benchmark, the Lehman Brothers Global Real: U.S. TIPS Index/1/, for the first half of the year by 92 basis points due to an overweight in mortgage backed securities and opportunistic currency positions in the euro and yen. On the high yield side, the Lord Abbett Bond Debenture Portfolio continued to trail its peers in the pure high yield asset class. The Lord Abbett Bond Debenture Portfolio is a "hybrid" bond fund with a current allocation of approximately 60% high yield securities, 20% convertible securities, and 20% high grade corporate securities. Therefore, it is expected to lag strong absolute performance in a high yield rally. However, the Investment Committee continues to favor this option due to its multi-asset class structure, conservative risk profile, and strong management team.

The equity side of the Portfolio proved to be the largest detractor from returns for the first half of the year, as the Portfolio's technology, growth and small cap exposure all weighed heavily on performance. Most of the underperformance in these areas occurred in the second quarter of 2006 due to the difficult global equity market environment. The Portfolio's most aggressive holdings were hit the hardest as the Jennison Growth Portfolio lagged because of its higher-growth technology holdings, while the new position in the Legg Mason Value Equity Portfolio also hurt performance due to its large technology exposure. In addition, two of the Portfolio's large-cap value managers lagged for the six month period as well, as the Lord Abbett Growth and Income Portfolio and the Van Kampen Comstock Portfolio posted relatively poor short-term performance. On the positive side though, holdings of the Turner Mid-Cap Growth Portfolio added to returns as the Portfolio held on to its gains from the first quarter.

On the international side, the new position in the Loomis Sayles Global Markets Portfolio hurt returns over the first half of the year as its holdings struggled amid the difficult global equity and fixed income environment. In addition, the new modest position in the MFS(R) Emerging Markets Equity Portfolio also hurt returns, as emerging market equities experienced a correction during the second quarter of 2006. Holdings in the Harris Oakmark International Portfolio proved to be a positive though, as its 11.68% return through 6/30/06 beat the 10.50% return of the MSCI EAFE Index. Holdings in the MFS(R) Research International Portfolio were a slight negative for returns, as the Portfolio's emerging market equity holdings lagged substantially during the second quarter, weighing on year-to-date results. Lastly, while only a small portion of the overall Portfolio, the Neuberger Berman Real Estate Portfolio performed well during the first half of 2006, achieving a 16.14% return beating the 12.51% return of the NAREIT Equity REIT Index/2/ benchmark.

MET INVESTORS ADVISORY LLC

The views expressed above are those of the investment advisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.


/1/The Lehman Brothers Global Real: U.S. TIPS Index represents an unmanaged market index made up of U.S. Treasury Inflation Linked Index securities. The Index does not include fees or expenses and is not available for direct investment.

/2/The NAREIT Equity REIT Index is an unmanaged index that reflects performance of all publicly traded equity REITs. The Index does not include fees or expenses and is not available for direct investment.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
METLIFE MODERATE STRATEGY PORTFOLIO                FOR THE PERIOD ENDED 6/30/06
MANAGED BY MET INVESTORS ADVISORY LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------



HOLDINGS BY MARKET VALUE
As of 6/30/06

                                                                Percent of
     Description                                                Net Assets
     ---------------------------------------------------------------------
     PIMCO Total Return Portfolio (Class A)                       15.32%
     ---------------------------------------------------------------------
     PIMCO Inflation Protected Bond Portfolio (Class A)           12.38%
     ---------------------------------------------------------------------
     Western Asset Management US Government Portfolio (Class A)    8.22%
     ---------------------------------------------------------------------
     Lord Abbett Bond Debenture Portfolio (Class A)                8.07%
     ---------------------------------------------------------------------
     Lord Abbett Growth and Income Portfolio (Class A)             6.93%
     ---------------------------------------------------------------------
     Van Kampen Comstock Portfolio (Class A)                       6.03%
     ---------------------------------------------------------------------
     Legg Mason Value Equity Portfolio (Class A)                   4.98%
     ---------------------------------------------------------------------
     Davis Venture Value Portfolio (Class A)                       4.02%
     ---------------------------------------------------------------------
     Third Avenue Small Cap Value Portfolio (Class A)              3.97%
     ---------------------------------------------------------------------
     Oppenheimer Capital Appreciation Portfolio (Class A)          3.89%
     ---------------------------------------------------------------------
     Jennison Growth Portfolio (Class A)                           3.85%
     ---------------------------------------------------------------------
     Loomis Sayles Global Markets Portfolio (Class A)              3.82%
     ---------------------------------------------------------------------
     Lazard Mid-Cap Portfolio (Class A)                            2.98%
     ---------------------------------------------------------------------
     T. Rowe Price Mid-Cap Growth Portfolio (Class A)              2.91%
     ---------------------------------------------------------------------
     MFS(R) Research International Portfolio (Class A)             2.87%
     ---------------------------------------------------------------------
     Neuberger Berman Real Estate Portfolio (Class A)              2.13%
     ---------------------------------------------------------------------
     Goldman Sachs Mid-Cap Value Portfolio (Class A)               1.99%
     ---------------------------------------------------------------------
     Harris Oakmark International Portfolio (Class A)              1.96%
     ---------------------------------------------------------------------
     Turner Mid-Cap Growth Portfolio (Class A)                     1.89%
     ---------------------------------------------------------------------
     MFS(R) Emerging Markets Equity Portfolio (Class A)            1.79%
     ---------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/06
                                    [CHART]

Registered Investment Company                   100.0%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
METLIFE MODERATE STRATEGY PORTFOLIO                FOR THE PERIOD ENDED 6/30/06
MANAGED BY MET INVESTORS ADVISORY LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


   METLIFE MODERATE STRATEGY PORTFOLIO VS. MSCI GLOBAL MARKETS INDEX/1/ AND
                         MODERATE BLENDED BENCHMARK/2/
                           Growth Based on $10,000+

              [CHART]

                Fund     MSCI GLOBAL CAPITAL MARKETS    Moderate Benchmark
                ----     ---------------------------    ------------------
 11/3/2004  $10,000              $10,000                   $10,000
12/31/2004   10,255               10,701                    10,394
 3/31/2005   10,133               10,567                    10,277
 6/30/2005   10,325               10,590                    10,512
 9/30/2005   10,660               10,990                    10,775
12/31/2005   10,851               11,136                    10,951
 3/31/2006   11,210               11,576                    11,281
 6/30/2006   11,061               11,648                    11,205


    ----------------------------------------------------------------
                                   Average Annual Return
                                  (for the period ended 6/30/06)/3/
    ----------------------------------------------------------------
    ----------------------------------------------------------------
                                  1 Year      Since Inception/4/
    ----------------------------------------------------------------
    MetLife Moderate Strategy
    Portfolio--Class A             7.52%            8.98%
--  Class B                        7.12%            6.27%
    ----------------------------------------------------------------
--  MSCI Global Markets Index/1/  10.20%            9.66%
    ----------------------------------------------------------------
- - Moderate Blended Benchmark/2/  6.59%            7.06%
    ----------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The MSCI Global Capital Markets Index is designed to measure the performance of the core capital markets asset classes comprising global equities and fixed income. It is a market capitalization weighted composite of the MSCI All Country World Index and the MSCI Global Total Bond Index. The MSCI All Country World Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. The MSCI All Country World Index includes 49 country indices. The MSCI Global Total Bond Index is designed to measure the capitalization weighted performance of sovereign, investment grade credit and high yield bond markets with appropriate adjustments for investability and to eliminate double counting. The MSCI Global Total Bond Index includes the World Sovereign Debt Index, USD Total Bond Index, Euro Dollar Credit Index, Euro Sterling Credit Index, Euro Credit Index, Emerging Market Local Sovereign Index and High Yield Sovereign and Corporate Indices. The Index does not include fees or expenses and is not available for direct investment.

/2/The Moderate Blended Benchmark is comprised of 40% Wilshire 5000 Equity Index, 45% Lehman Brothers Universal Index, 10% Morgan Stanley Capital International Europe Australasia and Far East Index and 5% Citigroup 3-Month Treasury Bill Index.

The Wilshire 5000 Equity Index measures the performance of all U.S. headquartered equity securities with readily available price data. The market capitalized weighted index is compromised of approximately 82% New York Stock Exchange, 2% American Stock Exchange and 16% OTC (1995). The Index was created in 1974 and backdated to 1971; with a base index of December 1980 (base index equals 1,044.596). Dividends are reinvested on the "ex" dividend date and the rebalancing of share weights is done on a monthly basis. No attempt has been made to adjust the market capitalization of the Index to take into account cross holding between corporations. The Index does not include fees or expenses and is not available for direct investment.

The Lehman Brothers Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-EIRSA portion of the Commercial Mortgage Backed Securities Index and the Commercial Mortgage Backed Securities High Yield Index. Municipal debt, private placements, and non-dollar denominated issues are excluded from the Universal Index. The only constituent of the Index that includes floating-rate debt is the Emerging Markets Index. Bonds and securities must be fixed rate, although it can carry a coupon that steps up or changes according to a predetermined schedule; must be dollar-denominated and including bonds with maturities up to ten years and long-term indices composed of bonds with maturities longer than ten years. All returns are market value weighted inclusive of accrued interest. Yield is defined as the yield to worst, the lesser of the yield to maturity and yield to call.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
METLIFE MODERATE STRATEGY PORTFOLIO                FOR THE PERIOD ENDED 6/30/06
MANAGED BY MET INVESTORS ADVISORY LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


Market values are expressed in millions of dollars. The Index does not include fees or expenses and is not available for direct investment.

The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE(R) Index") is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The Index does not include fees or expenses and is not available for direct investment.

The Citigroup 3-Month Treasury Bill Index--equal dollar amounts of three-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. The Index does not include fees or expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/4/Inception of the Class B shares is 11/3/04. Inception of the Class A shares is 5/1/05. Index returns are based on an inception date of 10/31/04.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MFS(R) EMERGING MARKETS EQUITY PORTFOLIO           FOR THE PERIOD ENDED 6/30/06
MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


For the two month period ended June 30, 2006, the Portfolio Class A shares had a net return of (12.60%) versus (10.64%) for its benchmark, the MSCI Emerging Markets Free Index.

DETRACTORS FROM PERFORMANCE

Over the reporting period, stock selection in the financial services sector detracted from performance relative to the portfolio's benchmark, the MSCI Emerging Markets Index. Our holdings in banking firms Akbank (Turkey) and ABSA Group+ (South Africa), financial services firms OTP Bank+ (Hungary) and Standard Bank Group (South Africa), consumer lending firm African Bank Investments*, and credit card administration services provider CSU CardSystem+ (Brazil) were among the top detractors from results. Not owning China Life Insurance (Hong Kong) also hurt relative returns as the stock performed better than the broad benchmark.

Stocks in other sectors that held back relative returns included nickel and palladium miner MMC Norilsk Nickel (Russia), wireless telecommunications company Indosat* (Indonesia), and natural gas producer Gazprom+ (Russia).

The Portfolio's inception date was May 1, 2006. For the period May 5, 2006 through May 9, 2006, the Portfolio's assets (approximately valued at $263 million and excluding the $3 million that seeded the account at inception on May 1, 2006) were managed by a transition manager and not by MFS. The performance figures shown on page 79 include the effect of transition management performance for this five-day period and, according to the custodian bank, lowered the Portfolio's total reporting period performance by approximately 1.4%.

CONTRIBUTORS TO PERFORMANCE

The technology sector boosted returns relative to the Portfolio's benchmark, the MSCI Emerging Markets Index/SM/, driven primarily by our strong stock selection in this sector. Top contributors within the sector included Taiwan Semiconductor and electronics manufacturer Samsung Electronics (South Korea).

Security selection in the energy sector further enhanced results, as did our overweighted stance in this strong-performing sector. Within the sector, petrochemical firm Reliance Industries (India), integrated oil company LUKOIL (Russia), and oil and gas exploration and production company Addax Petroleum Corp+ (Canada) bolstered relative performance. Although stock selection in the autos and housing sector also added to relative returns, no individual stocks within this sector were among the top contributors.

Elsewhere, our positions in railroad-based logistics operator ALL America Latina Logistica (Brazil), wireless communications operator China Mobile (Hong
Kong), and mining and natural resources company Anglo American+ (UK) contributed to relative returns.

The Portfolio's cash position also added to relative performance. The portfolio holds some cash to buy new holdings and to provide liquidity. In a period when equity markets declined, as measured by the Portfolio's benchmark, holding cash helps performance versus the benchmark, which has no cash position.

NICHOLAS SMITHIE
Portfolio Manager, Vice President
MASSACHUSETTS FINANCIAL SERVICES COMPANY

Mr. Smithie joined MFS in 1998 as an equity research analyst and has managed the portfolio since its inception. Prior to joining MFS, he worked for two-and-a-half years as a Global Emerging Markets Portfolio Manager for Gartmore Investment Management, two years as an Assistant Manager in the Developing Country Finance Group for West Merchant Bank, one year as a Consultant for Republic National Bank of New York, and four years as a Chartered Account for Coopers & Lybrand.

*Security was not held in the Portfolio at period end.

+Security is not a benchmark constituent.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/06

                                                            Percent of
         Description                                        Net Assets
         -------------------------------------------------------------
         Samsung Electronics Co., Ltd.                        6.68%
         -------------------------------------------------------------
         Petroleo Brasileiro S.A. (ADR)                       5.70%
         -------------------------------------------------------------
         LUKOIL (ADR)                                         4.24%
         -------------------------------------------------------------
         Companhia Vale do Rio Doce (ADR)                     3.40%
         -------------------------------------------------------------
         Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)   3.22%
         -------------------------------------------------------------
         Kookmin Bank                                         2.90%
         -------------------------------------------------------------
         China Mobile (Hong Kong), Ltd.                       2.73%
         -------------------------------------------------------------
         Hon Hai Precision Industry Co., Ltd.                 2.12%
         -------------------------------------------------------------
         PetroChina Co., Ltd.                                 2.11%
         -------------------------------------------------------------
         AIG Funding, Inc.                                    2.07%
         -------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/06

                                    [CHART]

Brazil                     18.6%
South Korea                17.0%
Taiwan                      9.7%
Hong Kong                   9.4%
Other                       9.3%
Mexico                      9.2%
Russia                      8.1%
South Africa                6.3%
United Kingdom              2.9%
Thailand                    2.9%
India                       2.5%
Turkey                      2.1%
Israel                      2.0%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MFS(R) EMERGING MARKETS EQUITY PORTFOLIO           FOR THE PERIOD ENDED 6/30/06
MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


              MFS(R) EMERGING MARKETS EQUITY PORTFOLIO MANAGED BY
    MASSACHUSETTS FINANCIAL SERVICES COMPANY VS MSCI EMERGING MARKETS FREE
                                  INDEX/SM1/
                           Growth Based on $10,000+

                                    [CHART]

                Fund        MSCI EMF
               ------       --------
 5/1/2006      10,000        10,000
6/30/2006       8,740         8,936


    --------------------------------------------------------------------
                                               Cumulative Return/2/
                                          (for the period ended 6/30/06)
    --------------------------------------------------------------------
                                                Since Inception/3/
    --------------------------------------------------------------------
    MFS(R) Emerging Markets Equity
--  Portfolio--Class A                               -12.60%
    Class B                                          -12.70%
    --------------------------------------------------------------------
- - MSCI Emerging Markets Free Index/SM1/            -10.64%
    --------------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The Morgan Stanley Capital International (MSCI) Emerging Market Free (EMF) Index/SM/ is an unmanaged market capitalization weighted equity index composed of companies that are representative of the market structure of the following 26 countries: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, Turkey, and Venezuela. "Free" MSCI indices exclude those shares not purchasable by foreign investors. The Index does not include fees or expenses and is not available for direct investment.

/2/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of Class A and Class B shares is 5/1/06. Index returns are based on an inception date of 4/30/06.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MFS(R) RESEARCH INTERNATIONAL PORTFOLIO            FOR THE PERIOD ENDED 6/30/06
MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


For the six month period ended June 30, 2006, the Portfolio Class B shares had a net return of 9.89% versus 10.20% for its benchmark, MSCI EAFE(R) Index.

CONTRIBUTORS TO PERFORMANCE

Security selection in the energy, basic materials, and utilities and communications sectors was the primary contributor to performance relative to the Portfolio's benchmark, the MSCI EAFE(R) Index, over the period. In energy, oil company LUKOIL* (Russia), which is not a benchmark constituent, steel tubing manufacturer Vallourec (France), and oil and gas company Statoil (Norway) boosted results.

Within the basic materials sector, several strong-performing stocks benefited portfolio performance including global steel giant Arcelor*, chemical firm Bayer (Germany), and steel producer Companhia Siderurgica Nacional+ (Brazil).

Performance in the utilities and communications was driven primarily by our holdings in public utility service provider SUEZ (France), which had strong returns over the period.

In other sectors, our holdings in cement producer Italcementi (Italy) and industrial equipment manufacturer Schneider Electric (France), and our avoidance of telecom service and content provider Softbank (Japan) boosted relative results for the period.

DETRACTORS FROM PERFORMANCE

Security selection in the financial services and health care sectors hurt benchmark relative performance. Several individual holdings within financial services were among the Portfolio's top detractors including Japanese consumer financing firms Aiful and Takefuji, real estate consulting company K.K. Davinci Advisors (Japan), banking firm Akbank+ (Turkey), and credit card issuer Aeon Credit Service Company (Hong Kong). Within health care, our position in pharmaceutical company Astellas Pharma (Japan) dampened results.

Stock selection in the technology sector also dampened performance, with our holdings in electronics manufacturer Samsung+ (South Korea) detracting from relative returns.

Elsewhere, chemical company Kaneka* (Japan) and auto parts maker Hyundai Mobis+ (South Korea) held back relative results.

During the reporting period, our currency exposure was a detractor from the Portfolio's relative performance. All of MFS' investment decisions are driven by the fundamentals of each individual opportunity and, as such, it is common for our portfolios to have different currency exposure than the benchmark.

TEAM MANAGED

The Portfolio is managed by a committee of research analysts under the general supervision of Thomas Melendez and Jose Luiz Garcia.

*Security was not held in the Portfolio at period-end.

+Security is not an index constituent.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/06

                                                  Percent of
                    Description                   Net Assets
                    ----------------------------------------
                    GlaxoSmithKline Plc             2.82%
                    ----------------------------------------
                    Samsung Electronics Co., Ltd.   2.79%
                    ----------------------------------------
                    Royal Dutch Shell Plc           2.55%
                    ----------------------------------------
                    Total S.A.                      2.36%
                    ----------------------------------------
                    Nestle S.A.                     2.13%
                    ----------------------------------------
                    UBS AG                          1.95%
                    ----------------------------------------
                    E.On AG                         1.88%
                    ----------------------------------------
                    BNP Paribas S.A.                1.81%
                    ----------------------------------------
                    BHP Billiton Plc                1.80%
                    ----------------------------------------
                    Novartis AG                     1.75%
                    ----------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/06

                                    [CHART]

Japan                                   15.9%
United Kingdom                          15.8%
France                                  11.1%
Switzerland                             10.8%
Germany                                  6.4%
Korea                                    6.1%
Brazil                                   5.0%
Netherlands                              4.5%
Italy                                    4.4%
Others                                  20.0%



--------------------------------------------------------------------------------
                                      80

--------------------------------------------------------------------------------
MFS(R) RESEARCH INTERNATIONAL PORTFOLIO            FOR THE PERIOD ENDED 6/30/06
MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


              MFS(R) RESEARCH INTERNATIONAL PORTFOLIO MANAGED BY
      MASSACHUSETTS FINANCIAL SERVICES COMPANY VS. MSCI EAFE(R) INDEX/1/
                           Growth Based on $10,000+

                                    [CHART]

                         MSCI EAFE*                Fund
                         ----------               -------
  2/12/2001               $10,000                 $10,000
  3/31/2001                 8,991                   8,830
  6/30/2001                 8,913                   9,150
  9/30/2001                 7,669                   8,040
 12/31/2001                 8,205                   8,486
  3/31/2002                 8,251                   8,516
  6/30/2002                 8,092                   8,375
  9/30/2002                 6,499                   7,154
 12/31/2002                 6,920                   7,484
  3/31/2003                 6,357                   6,993
  6/30/2003                 7,601                   8,018
  9/30/2003                 8,223                   8,521
 12/31/2003                 9,630                   9,882
  3/31/2004                10,053                  10,306
  6/30/2004                10,097                  10,335
  9/30/2004                10,074                  10,477
 12/31/2004                11,622                  11,814
  3/31/2005                11,610                  11,692
  6/30/2005                11,523                  11,510
  9/30/2005                12,726                  13,077
 12/31/2005                13,251                  13,754
  3/31/2006                14,505                  15,284
  6/30/2006                14,642                  15,113



    -------------------------------------------------------------
                                  Average Annual Return
                            (for the period ended 6/30/06)/2/
    -------------------------------------------------------------
                          1 Year 3 Year 5 Year Since Inception/3/
    -------------------------------------------------------------
    MFS(R) Research
    International
    Portfolio--Class A    31.73% 23.83% 10.83%       9.55%
--  Class B               31.30% 23.53% 10.56%       7.98%
    Class E               31.48% 23.66%     --      14.31%
    -------------------------------------------------------------
- - MSCI EAFE(R) Index/1/ 27.07% 24.43% 10.44%       6.51%
    -------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE(R) Index") is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of the Class A shares is 5/1/01. Inception of the Class B shares is 2/12/01. Inception of the Class E shares is 10/31/01. Index returns are based on an inception date of 2/12/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MFS(R) VALUE PORTFOLIO                             FOR THE PERIOD ENDED 6/30/06
MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


For the six month period ended June 30, 2006, the Portfolio had a net return of 6.23% versus 6.65% for its benchmark, the Russell Value(R) 1000 Index.

CONTRIBUTORS TO PERFORMANCE

Stock selection in the industrial goods and services sector aided performance relative to the Portfolio's benchmark, the Russell 1000(R) Value Index. Our holdings in agricultural equipment manufacturer Deere & Co., defense contractor Lockheed Martin+, electrical products manufacturer Cooper Industries+, and industrial products manufacturer United Technologies+ contributed to relative returns.

Security selection and, to a lesser extent, our underweighted position in the financial services sector boosted relative performance. Within this sector, investment banking firm Goldman Sachs was the top contributor. Avoiding weak-performing insurance firm American International Group and diversified financial services company Citigroup also helped results.

Elsewhere, our holdings in agricultural commodities processor Archer Daniels Midland and oil and gas producer and distributor Hess positively impacted relative performance.

During the reporting period, our currency exposure was a contributor to the Portfolio's relative performance. All of MFS' investment decisions are driven by the fundamentals of each individual opportunity and, as such, it is common for our portfolios to have different currency exposure than the benchmark.

DETRACTORS FROM PERFORMANCE

Stock selection among the utilities and communications, energy, and retailing sectors detracted from performance relative to the Portfolio's benchmark, the Russell 1000(R) Value Index. In the utilities and communications sector, not owning certain strong-performing telecommunications companies negatively impacted results. Our holdings in electricity and natural gas distributor Dominion Resources and communications company Sprint also held back relative returns.

In the energy sector, our underweighted position in strong-performing oil and gas giant Exxon Mobil dampened relative results. Not owning certain standout performers also hindered relative performance.

Stocks in other sectors that hurt results included health care products maker Johnson & Johnson+, home improvement products company Masco, and plastic and fiber manufacturer Dow Chemical.

TEAM MANAGED

The Portfolio is co-managed by Mr. Nevin P. Chitkara and Mr. Steven R. Gorham. Mr. Chitkara is a Vice President of MFS and has been in the investment management area of MFS since 1997. Mr. Gorham is a Senior Vice President of MFS and has served as portfolio manager since 2002. Mr. Gorham has been in the investment management area of MFS since 1992.

*Security was not held in the Portfolio at period-end.

+Security is not a benchmark constituent.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/06

                                                   Percent of
                   Description                     Net Assets
                   ------------------------------------------
                   Bank of America Corp.             4.38%
                   ------------------------------------------
                   Goldman Sachs Group, Inc. (The)   4.33%
                   ------------------------------------------
                   Altria Group, Inc.                3.52%
                   ------------------------------------------
                   Allstate Corp. (The)              3.42%
                   ------------------------------------------
                   Lockheed Martin Corp.             2.98%
                   ------------------------------------------
                   Johnson & Johnson                 2.65%
                   ------------------------------------------
                   Total S.A.                        2.60%
                   ------------------------------------------
                   Dominion Resources, Inc.          2.32%
                   ------------------------------------------
                   Deere & Co.                       2.30%
                   ------------------------------------------
                   SunTrust Banks, Inc.              2.28%
                   ------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/06

                                    [CHART]

Financial                         30.1%
Non-Cyclical                      16.9%
Industrial                        15.3%
Energy                            12.6%
Basic Materials                    6.4%
Communications                     6.4%
Utilities                          6.2%
Cyclical                           4.0%
Technology                         2.1%

--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
MFS(R) VALUE PORTFOLIO                             FOR THE PERIOD ENDED 6/30/06
MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------

                       MFS(R) VALUE PORTFOLIO MANAGED BY
  MASSACHUSETTS FINANCIAL SERVICES COMPANY VS. RUSSELL 1000(R) VALUE INDEX/1/
                           Growth Based on $10,000+

                                    [CHART]

                  Fund       Russel 1000 Value Index
                  ----       -----------------------
 7/20/1998      $10,000            $10,000
12/31/1998        9,506             10,495
12/31/1999        9,978             11,266
12/30/2000       11,136             12,057
 6/30/2001       11,520             11,905
12/31/2001       11,194             11,383
12/31/2002        9,727              9,616
 6/30/2003       10,412             10,729
12/31/2003       12,121             12,504
12/30/2004       14,058             14,566
 6/30/2005       14,217             14,823
12/31/2005       14,963             15,593
 3/31/2006       15,770             16,518
 6/30/2006       15,896             16,616

    ----------------------------------------------------------------
                                    Average Annual Return/2/
                                 (for the period ended 6/30/06)
    ----------------------------------------------------------------
    ----------------------------------------------------------------
                             1 Year 3 Year 5 Year Since Inception/3/
    ----------------------------------------------------------------
    MFS(R) Value Portfolio--
--  Class A                  11.81% 15.14% 6.64%        6.06%
    ----------------------------------------------------------------
    Russell Value(R) 1000
- - Index/1/                 12.10% 15.70% 6.90%        6.62%
    ----------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. This is currently the only active Class in the Portfolio.

/1/The Russell 1000(R) Value Index is an unmanaged index which measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/3/Inception of Class A shares is 7/20/1998. Index returns are based on an inception due of 7/31/1998.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NEUBERGER BERMAN REAL ESTATE PORTFOLIO             FOR THE PERIOD ENDED 6/30/06
MANAGED BY NEUBERGER BERMAN MANAGEMENT, INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


PORTFOLIO HIGHLIGHTS

Domestic equity investments produced mixed performance over the first six months of 2006. Most major and well-known equity markets generated positive returns, of varying degree; while, large-cap and broad-cap growth indices (measured by the Russell 1000(R) Growth Index and Russell 3000(R) Growth Index) as well as the NASDAQ market posted minor declines. Smaller-cap and value-oriented equity markets demonstrated the strongest returns among these traditional equity segments. Real Estate Investment Trusts (REITs) produced returns in excess of even the strongest domestic equity indices. In this environment, the Portfolio (Class A) generated a total return of 16.14% which surpassed the 12.92% return of the NAREIT Equity REIT Index.

In terms of REIT performance, the six-month period can be broken down into three major segments. First, the year started on a strong note, when REITs, as measured by the NAREIT Equity REIT Index, enjoyed exceptional performance--gaining 14.74% over the first three months of 2006, easily outpacing all major domestic equity markets and chalking up the third best quarterly returns for REITs since late 1996. This was followed by a two month period (April and May) characterized by negative returns; and, finally a strong last month to the 2/nd/ quarter with a 5.2% total return that substantially outpaced all other investments--equity or fixed income.

Over the course of the year-to-date period all but one property type sector within the NAREIT Equity REIT Index generated positive returns. The top performing property sectors were office and apartments--beneficiaries of strong demand and limited capacity. Continued economic growth has driven increased demand for office space and helped to move rents higher in select markets. In terms of apartments, the persistent increase in interest rates and mortgage costs, as well as a peaking in residential home prices has pressured housing affordability, resulting in increased demand for apartments. Shopping centers, diversified and lodging/resort sectors also added materially to the Index's total return. The lone sector to decline, and at just a marginal level, was manufactured homes.

For the Portfolio absolute performance was driven primarily by Office, apartment and diversified (mostly office-type) properties. No portfolio sectors declined, with the weakest returns posted by mixed properties owing to a very small portfolio allocation.

In terms of relative returns, stock selection and sector allocation provided positive contribution. The sectors that provided the largest contributions were office and apartments--both added primarily through the impact of strong stock selection as holdings outpaced those of the benchmark and also sector allocation, as the Portfolio maintained an overweight allocation to both of these strong performing sectors. Conversely, Regional Mall investments detracted the most from relative returns--mostly from negative sector selection effects as the Portfolio was overweight this "weaker" property segment as well as trailing the benchmark's return.

OUTLOOK

Our outlook for REITs remains positive. Strong fundamentals persist for most property types, and we expect earnings and dividend growth to continue. This should drive investment demand in an environment where yields remain low by historic measure. Continued economic expansion should foster favorable demand dynamics; and, combined with the limited amount of capacity that has been built over recent years should support the outlook for segments we most favor--office, apartments, diversified and lodging/resorts. We are maintaining a selective stance toward those regional mall properties which appear insulated from consumer-related issues; however, we continue to avoid interest rate-sensitive, over-capacity prone sectors.

STEVEN R. BROWN
Portfolio Manager
NEUBERGER BERMAN MANAGEMENT, INC.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/06

                                                      Percent of
                Description                           Net Assets
                ------------------------------------------------
                SL Green Realty Corp. (REIT)            4.56%
                ------------------------------------------------
                AvalonBay Communities, Inc. (REIT)      4.34%
                ------------------------------------------------
                Equity Office Properties Trust (REIT)   4.31%
                ------------------------------------------------
                Host Hotels & Resorts, Inc. (REIT)      4.20%
                ------------------------------------------------
                Simon Property Group, Inc. (REIT)       4.05%
                ------------------------------------------------
                ProLogis (REIT)                         3.92%
                ------------------------------------------------
                Archstone-Smith Trust (REIT)            3.90%
                ------------------------------------------------
                Equity Residential (REIT)               3.86%
                ------------------------------------------------
                Colonial Properties Trust (REIT)        3.69%
                ------------------------------------------------
                Vornado Realty Trust (REIT)             3.53%
                ------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/06

                                    [CHART]

Apartments                                25.2%
Community Centers                          5.4%
Diversified                               12.6%
Health Care Providers & Services           5.0%
Industrials                                6.1%
Lodging                                    8.1%
Office                                    22.5%
Regional Malls                            15.1%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NEUBERGER BERMAN REAL ESTATE PORTFOLIO             FOR THE PERIOD ENDED 6/30/06
MANAGED BY NEUBERGER BERMAN MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


               NEUBERGER BERMAN REAL ESTATE PORTFOLIO MANAGED BY
       NEUBERGER BERMAN MANAGEMENT, INC. VS. NAREIT EQUITY REIT INDEX/1/
                           Growth Based on $10,000+

                  [CHART]

   Date             Fund       NAREIT REITS
----------        -------      ------------
  5/1/2004        $10,000        $10,000
 6/30/2004         10,350         11,027
 9/30/2004         11,130         11,935
12/31/2004         12,975         13,751
 3/31/2005         12,090         12,777
 6/30/2005         13,848         14,624
 9/30/2005         14,337         15,184
12/31/2005         14,739         15,418
 3/31/2006         16,937         17,690
 6/30/2006         17,118         17,347



    ------------------------------------------------------------
                                 Average Annual Return/2/
                                 (for the period ended 6/30/06)
    ------------------------------------------------------------
                                 1 Year    Since Inception/3/
    ------------------------------------------------------------
    Neuberger Berman Real Estate
--  Portfolio--Class A           23.62%         28.16%
    Class B                      23.23%         27.84%
    Class E                      23.39%         27.98%
    ------------------------------------------------------------
- - NAREIT Equity REIT Index/1/  18.63%         28.95%
    ------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. The performance of Class A shares will differ from that of the Class B and Class E shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The NAREIT Equity REIT Index is an unmanaged index that reflects performance of all publicly traded equity REITs. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of Class A, B and E shares is 5/1/04. Index returns are based on an inception date of 4/30/04.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO         FOR THE PERIOD ENDED 6/30/06
MANAGED BY OPPENHEIMERFUNDS, INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


The Portfolio turned in solid results during the past six months, even during a challenging second half of the reporting period for equity investments. For the six month period ended June 30, 2006, the Portfolio Class B had a net return of -0.22%. The Portfolio underperformed its primary benchmark, the S&P 500(R) Index, which returned 2.71% for the six-month period ended June 30, 2006, but outperformed the Russell 1000(R) Growth Index/1/, which returned -0.93% for the period. The Portfolio's results were driven by strong performance in the technology and health care sectors. In contrast, the consumer discretionary and industrial sectors lagged during the past six months.

The reporting period consisted of two very different market environments. Stock prices trended upward for roughly the first four months, but the market began to lose significant ground in May. Investors had previously been confident that inflation would be manageable, allowing the Federal Reserve Board (the Fed) to pause its series of interest rate hikes dating back two years. As the period progressed, however, continued economic strength coupled with several potential worrisome inflation reports weighed heavily on stock valuations as expectations for more Fed rate hikes grew.

Although our investment approach is "bottom up"--meaning that we select stocks based on their individual fundamentals--we also consider broad-based secular trends when deciding whether or not to make a purchase. For example, in the technology sector, Google, Inc. and Yahoo!, Inc. are two top holdings that have benefited greatly from the Internet's continued rapid growth as spending on online advertising--a market category that barely existed five years ago--has skyrocketed in recent years.

In the energy sector, we reduced the Portfolio's exposure to integrated energy companies while adding to the Portfolio's weighting in energy services. As oil prices remain at historically high levels, integrated energy firms as of period end have some of the strongest balance sheets in their history. In our view, this balance-sheet strength is likely to translate into increased capital investment, which in turn could directly benefit service companies such as Halliburton Co., Schlumberger Ltd. and Transocean, Inc., three names which we added to the Portfolio during the period.

Our top contributor to performance was also our largest holding at period end, network communications equipment maker Cisco Systems, Inc. This performance was driven by a favorable business environment for Cisco as well as our ability to purchase the stock at what we believe was an attractive valuation. Another recent standout was Expeditors International of Washington, Inc., a global logistics services business that generated strong earnings and gained on growth in global trade. The Chicago Mercantile Exchange, (CME), the world's largest futures exchange, also did well. As financial markets have become more global, CME has directly benefited from the increased use of hedging
--------
/1/The Russell 1000(R) Growth Index is an unmanaged index of common stocks. Indices cannot be purchased directly by investors. Index performance is for illustrative purposes only and does not predict or depict the performance of the Portfolio.
and derivatives strategies. Our position in consumer electronics retailer Best Buy Co., Inc., was a fourth notable positive. This consumer electronics retailer continued to take advantage of the highly profitable trend toward newer, larger flat-screen television sets.

One notable disappointment was the leading online auction house, eBay, Inc., whose shares fell steadily throughout the period. Investors were concerned that increasing competition and slowing earnings growth could lead to potentially undesirable changes in eBay's business model. Also lagging was XM Satellite Radio Holdings, Inc., one of two major players in the burgeoning satellite radio market. XM's shares fell on fears of increasing competition from rival Sirius along with other company-specific concerns. In health care, the HMO UnitedHealth Group, Inc., was hurt by corporate governance questions--specifically, the treatment of stock options for the company's top executives. We subsequently reduced our position in UnitedHealth, but maintained a smaller stake in the stock as greater detail surrounding became available. Another laggard was software giant Microsoft Corp., whose shares fell in response to competitive pressures as well as further delays in Vista, the company's long-anticipated update to its Windows operating system.

With the recent decline in company valuations, the market is now pricing in a much higher potential for a recession than we believe is warranted, based on the strength of corporate balance sheets and our conversations with company management teams. Instead, we believe we've entered the tail end of a cycle in which growth stocks could be poised to outperform their value counterparts for the first time in a number of years.

Against this backdrop, we will continue to invest on a stock-by-stock basis, looking for companies that we believe can grow in almost any type of market environment and benefit from secular trends likely to last over the next three to five years. No matter what happens in the economy or broader market, our basic management approach will normally remain the same, with the Portfolio continuing to be focused on a broad-based, conservative core growth objective.

WILLIAM L. WILBY, CFA AND MARC L. BAYLIN, CFA
Portfolio Manager
OPPENHEIMER FUNDS, INC.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO         FOR THE PERIOD ENDED 6/30/06
MANAGED BY OPPENHEIMERFUNDS, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/06

                                                         Percent of
             Description                                 Net Assets
             ------------------------------------------------------
             Cisco Systems, Inc.                           3.11%
             ------------------------------------------------------
             Yahoo!, Inc.                                  2.29%
             ------------------------------------------------------
             Google, Inc.                                  2.06%
             ------------------------------------------------------
             Monsanto Co.                                  1.98%
             ------------------------------------------------------
             Automatic Data Processing, Inc.               1.74%
             ------------------------------------------------------
             Procter & Gamble Co.                          1.68%
             ------------------------------------------------------
             eBay, Inc.                                    1.67%
             ------------------------------------------------------
             Chicago Merchantile Exchange Holdings, Inc.   1.58%
             ------------------------------------------------------
             Affiliated Computer Services, Inc.            1.52%
             ------------------------------------------------------
             General Electric Co.                          1.42%
             ------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/06

                                    [CHART]

Non-Cyclical                              24.3%
Communications                            18.4%
Technology                                16.4%
Cyclical                                  12.0%
Financial                                  9.9%
Industrial                                 8.2%
Energy                                     7.3%
Basic Materials                            3.5%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO         FOR THE PERIOD ENDED 6/30/06
MANAGED BY OPPENHEIMERFUNDS, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


             OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO MANAGED BY
                OPPENHEIMERFUNDS, INC. VS. S&P 500(R) INDEX/1/
                           Growth Based on $10,000+

                   [CHART]

   Date            Fund       S&P 500
----------        -------     -------
 2/12/2001        $10,000     $10,000
 3/31/2001          8,740       8,512
 6/30/2001          9,350       9,010
 9/30/2001          7,750       7,687
12/31/2001          8,573       8,509
 3/31/2002          8,314       8,533
 6/30/2002          7,023       7,389
 9/30/2002          6,013       6,113
12/31/2002          6,453       6,628
 3/31/2003          6,263       6,420
 6/30/2003          7,174       7,408
 9/30/2003          7,463       7,605
12/31/2003          8,294       8,531
 3/31/2004          8,354       8,675
 6/30/2004          8,464       8,824
 9/30/2004          8,144       8,659
12/31/2004          8,825       9,458
 3/31/2005          8,581       9,255
 6/30/2005          8,612       9,382
 9/30/2005          8,921       9,720
12/31/2005          9,241       9,923
 3/31/2006          9,670      10,341
 6/30/2006          9,220      10,192



    -----------------------------------------------------------
                               Average Annual Return/2/
                            (for the period ended 6/30/06)
    -----------------------------------------------------------
                        1 Year 3 Year 5 Year Since Inception/3/
    -----------------------------------------------------------
    Oppenheimer Capital
    Appreciation
    Portfolio--Class A   7.21%  9.00%    --         1.88%
--  Class B              7.06%  8.73% -0.28%       -1.50%
    Class E              7.06%    --     --         8.30%
    -----------------------------------------------------------
- - S&P 500(R) Index/1/  8.63% 11.22%  2.49%        0.35%
    -----------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The S&P 500(R) Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of Class A shares is 1/2/02. Inception of the Class B shares is 2/12/01. Inception of the Class E shares is 5/1/05. Index returns are based on an inception date of 2/12/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIMCO INFLATION PROTECTED BOND PORTFOLIO           FOR THE PERIOD ENDED 6/30/06
MANAGED BY PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


PERFORMANCE

For the six months ended June 30, 2006, Class A shares of the Portfolio posted a return of (0.85%), versus (1.77%) for its benchmark, the Lehman Brothers U.S. TIPS Index.
MAJOR MARKET TRENDS AFFECTING THE PORTFOLIO'S PERFORMANCE

Most fixed income sectors, including inflation-linked bonds (ILBs), lost ground during the first half of 2006. The Lehman Brothers U.S. TIPS Index returned -1.77 percent for the first six months of the year. Treasury Inflation Protected securities (TIPs) lagged Treasuries for the six-month period as real yields rose sharply in response to Fed tightening. The Federal Reserve continued tightening during the period, bringing the federal funds rate to 5.25 percent. The last federal funds increase at the end of the period was the Fed's 17/th/ consecutive rate hike since the start of its tightening cycle in 2004. The Fed was not alone, as central banks in Europe, India and China tightened credit in unison for the first time since 2000. The Bank of Japan, whose zero interest rate policy has flooded global markets with liquidity, appeared set to join their ranks in the coming months.

OTHER FACTORS ATTRIBUTED TO THE PORTFOLIO'S POSITIVE/NEGATIVE PERFORMANCE VS. THE BENCHMARK

With interest rates on the rise, higher yielding bond sectors, such as mortgage-backed and corporate bonds, that provide a cushion against price erosion tended to outperform during the first six months of the year. Interest rate strategies have detracted from the Portfolio's performance year-to-date. During the first quarter, an above-benchmark duration from TIPS hurt returns as U.S. real yields rose, and below benchmark duration for much of the second quarter was positive for performance as real rates rose less than nominal yields. A short-to-intermediate maturity focus on U.S. nominal bonds was a negative for performance during the six-month period, as the yield curve flattened. High inflation accruals driven by high CPI prints and rising energy prices led to outperformance of TIPS versus U.S. Treasuries for the first half of 2006. Short exposure to European nominal bonds was positive due to rising nominal rates, as business sentiment improved and demand for the region's imports picked up. Mortgage coupon and security selection added value during the period. Exposure to the euro and yen currencies helped performance, which gained vs. the U.S. dollar.

MARKET/PORTFOLIO OUTLOOK

Global economic growth is seen as strong but vulnerable. The combination of robust U.S. consumption, massive Chinese investment spending and positive feedback effects in Japan and emerging economies produced growth over the last year. This expansion prompted tightening by central banks to contain inflation that has been mild but accelerating. The Bank of Japan, the European Central Bank and perhaps still the Federal Reserve are embarked on an uncertain path of interest rate hikes that could, if pursued too aggressively, derail the global expansion. Inflation expectations should ease given the benign core inflation outlook and the nominal yield curve should revert to a more typical positive slope, as markets begin to anticipate Fed easing. Risk premiums and volatility should expand to more normal levels as central banks withdraw liquidity from markets.

STRATEGY

In this environment we plan to retain a defensive posture in portfolios. Key strategies will include:

  . REAL DURATION--We plan to target real duration slightly above the index but retain tactical flexibility, moving duration above the index as real interest rates near the top of our forecasted range but below the index when rates approach the lower end of the range. We plan to also emphasize shorter and longer maturities (versus intermediates) in the U.S. Longer dated TIPS offer more value than short dated issues, but shorter maturities should benefit more in the event inflation unexpectedly rises.

  . NOMINAL DURATION--We plan to continue to emphasize U.S. nominal bonds, which should gain against ILBs with falling inflation expectations as the Fed eventually tempers economic growth. We will have exposure in shorter maturities in the U.S., which should gain as markets begin to anticipate an end to Fed tightening. We will also take positions that should gain in response to an expected increase in short to intermediate maturity European rates.

  . YIELD CURVE--focusing on the short end of the U.S. yield curve and higher quality assets. This approach is in keeping with our forecast that the shape of the yield curve and valuations of riskier assets are poised to revert to more normal levels.

  . MORTGAGE-BACKED BONDS--In an environment where prices of riskier assets will remain under pressure, mortgages continue to be a potential source of incremental yield for portfolios. We will also seek to add value in this sector via our expertise in mortgage security selection.

  . CORPORATES/EMERGING MARKETS--Sectors that fared well when liquidity was abundant--such as corporate and emerging market bonds--present the most risk once liquidity becomes tighter. We plan to therefore retain its underweight to corporates and continue to de-emphasize emerging markets.

  . MUNICIPAL BONDS--Among higher quality bonds, we will hold modest levels of municipal bonds. Municipal bonds offer value, as their yields remain relatively attractive compared to taxable bonds. Munis should also perform relatively well in the event that interest rates move higher. A stable base of retail investors allows munis to hold their value better than taxable bonds when rates rise.

  . CURRENCY--The U.S. dollar is expected to be weak over a cyclical and secular time horizon. Cyclically, the end of Fed tightening could result in flows of capital out of the dollar toward markets in Europe and Japan with higher or rising yields. Over a longer time frame, a weaker dollar will be needed to help reverse the massive U.S. trade deficit. We plan to take positions in the yen, emerging market currencies and the euro to hedge against dollar weakness.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIMCO INFLATION PROTECTED BOND PORTFOLIO           FOR THE PERIOD ENDED 6/30/06
MANAGED BY PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


JOHN B. BRYNJOLFSSON
Portfolio Manager
PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

This report contains the current opinions of the manager and such opinions are subject to change without notice. This report has been distributed for informational purposes only and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Information contained herein has been obtained from sources believed to be reliable, but not guaranteed.

Past performance is no guarantee of future results. Each sector of the bond market entails risk. Municipals may realize gains and may incur a tax liability from time to time. The guarantee on Treasuries, TIPS and Government Bonds is to the timely repayment of principal and interest; shares of a portfolio that invest in them are not guaranteed. Mortgage-backed securities are subject prepayment risk. With corporate bonds there is no assurance that issuers will meet their obligations. An investment in high-yield securities generally involves greater risk to principal than an investment in higher-rated bonds. Investing in non-U.S. securities may entail risk as a result of non-U.S. economic and political developments, which may be enhanced when investing in emerging markets.

In an environment where interest rates may trend upward, rising rates will negatively impact fixed income securities. Bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/06

                                                                 Percent of
    Description                                                  Net Assets
    -----------------------------------------------------------------------
    U.S. Treasury Inflation Index Note (2.00%, due 07/15/14)       14.73%
    -----------------------------------------------------------------------
    U.S. Treasury Inflation Index Bond (2.375%, due 01/15/25)      10.06%
    -----------------------------------------------------------------------
    U.S. Treasury Note (1.875%, due 07/15/15)                       9.28%
    -----------------------------------------------------------------------
    U.S. Treasury Inflation Index Bond (3.875%, due 04/15/29)       8.19%
    -----------------------------------------------------------------------
    U.S. Treasury Note (3.00%, due 07/15/12)                        7.41%
    -----------------------------------------------------------------------
    Federal Home Loan Bank Discount Notes (5.147%, due 07/14/06)    7.01%
    -----------------------------------------------------------------------
    U.S. Treasury Note (0.875%, due 04/15/10)                       6.57%
    -----------------------------------------------------------------------
    Government of France (2.345%, due 07/13/06)                     6.13%
    -----------------------------------------------------------------------
    U.S. Treasury Inflation Index Note (3.875%, due 01/15/09)       5.64%
    -----------------------------------------------------------------------
    U.S. Treasury Inflation Index Note (3.625%, due 01/15/08)       5.64%
    -----------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/06

                                    [CHART]

Asset-Backed Securities                                  6.3%
Corporate Bonds & Debt Securities                        2.7%
Collateralized Mortgage Obligations                      3.8%
Foreign Bonds & Debt Securities                          9.7%
Municipals                                               0.2%
Other                                                    0.0%
U.S. Government & Agency Obligations                    77.3%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIMCO INFLATION PROTECTED BOND PORTFOLIO           FOR THE PERIOD ENDED 6/30/06
MANAGED BY PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------



              PIMCO INFLATION PROTECTED BOND PORTFOLIO MANAGED BY
  PACIFIC INVESTMENT MANAGEMENT COMPANY LLC VS. LEHMAN GLOBAL REAL: U.S. TIPS
                                 BOND INDEX/1/
                           Growth Based on $10,000+

                 [CHART]

                                Lehman Global
                               Real:  U.S. TIPS
    Date            Fund          Bond Index
----------        -------       -------------
  5/1/2003        $10,000          $10,000
 6/30/2003         10,360           10,367
 9/30/2003         10,460           10,398
12/31/2003         10,547           10,568
 3/31/2004         11,173           11,111
 6/30/2004         10,855           10,766
 9/30/2004         11,215           11,180
12/31/2004         11,541           11,460
 3/31/2005         11,541           11,423
 6/30/2005         11,768           11,771
 9/30/2005         11,833           11,773
12/31/2005         11,711           11,785
 3/31/2006         11,538           11,520
 6/30/2006         11,613           11,576




    ------------------------------------------------------------------
                                    Average Annual Return/2/
                                 (for the period ended 6/30/06)
    ------------------------------------------------------------------
    ------------------------------------------------------------------
                                                         Cumulative
                                                       Return (for the
                                             Since      period ended
                            1 Year 3 Year Inception/3/   6/30/06)/4/
    ------------------------------------------------------------------
    PIMCO Inflation
    Protected Bond
--  Portfolio--Class A      -1.33% 3.88%     4.83%             --
    Class B                 -1.58% 3.62%     4.58%             --
    Class E                     --    --        --          0.30%
    ------------------------------------------------------------------
    Lehman Global Real:
- - U.S. TIPS Bond Index/1/ -1.65% 3.75%     4.74%             --
    ------------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. The performance of Class A shares will differ from that of the Class B and Class E shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The Lehman Brothers Global Real: U.S. TIPS Index represents an unmanaged market index made up of U.S. Treasury Inflation Linked Index securities. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of Class A and Class B shares is 5/1/03. Inception of Class E shares is 5/1/06. Index returns are based on an inception date of 4/30/03.

/4/"Cumulative Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIMCO TOTAL RETURN PORTFOLIO                       FOR THE PERIOD ENDED 6/30/06
MANAGED BY PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


PERFORMANCE

For the six months ended June 30, 2006, Class A shares of the Portfolio posted a return of (0.34%), versus (.72%) for its benchmark, the Lehman Brothers Aggregate Bond Index.

MAJOR MARKET TRENDS AFFECTING THE PORTFOLIO'S PERFORMANCE

Most fixed income sectors lost ground during the first half of 2006, as concern about accelerating inflation and central bank tightening pushed interest rates higher worldwide. The Lehman Brothers Aggregate Bond Index, a widely used index of high-grade bonds, returned -0.72 percent for the first six months of the year. On June 30 the benchmark ten-year Treasury yielded 5.14 percent, 75 basis points higher than at the start of the year. The U.S. yield curve remained flat as shorter maturity yields rose by a comparable amount. The Federal Reserve continued tightening during the period, bringing the federal funds rate to 5.25 percent. The last federal funds increase at the end of the period was the Fed's 17/th/ consecutive rate hike since the start of its tightening cycle in 2004. The Fed was not alone, as central banks in Europe, India and China tightened credit in unison for the first time since 2000. The Bank of Japan, whose zero interest rate policy has flooded global markets with liquidity, appeared set to join their ranks in the coming months.

OTHER FACTORS ATTRIBUTED TO THE PORTFOLIO'S POSITIVE/NEGATIVE PERFORMANCE VS. THE BENCHMARK

With interest rates on the rise, higher yielding bond sectors, such as mortgage-backed and corporate bonds, that provide a cushion against price erosion tended to outperform during the first six months of the year. Interest rate strategies have detracted from the Portfolio's performance year-to-date. Above-index duration hurt performance over the six-month period as interest rates rose. An emphasis on shorter maturities was a negative as the yield curve continued to flatten as the Fed continued to raise the Federal Funds rate. Treasury Inflation Protected securities (TIPS) lagged Treasuries for the year-to-date as real yields rose sharply in response to Fed tightening and modest holdings detracted from performance. Municipal securities helped performance, as they usually outperform as rates rise because of their stable retail investor base. Holding emerging market bonds added to performance, as they outperformed Treasuries for the first half of 2006. Government bonds of developed economies performed poorly year-to-date, as most of these bonds posted losses as rates moved higher in response to stronger growth and concern about central bank tightening.

MARKET/PORTFOLIO OUTLOOK

Global economic growth is seen as strong but vulnerable. The combination of robust U.S. consumption, massive Chinese investment spending and positive feedback effects in Japan and emerging economies produced growth over the last year. This expansion prompted tightening by central banks to contain inflation that has been mild but accelerating. The Bank of Japan, the European Central Bank and perhaps still the Federal Reserve are embarked on an uncertain path of interest rate hikes that could, if pursued too aggressively, derail the global expansion. Inflation expectations should ease given the benign core inflation outlook and the nominal yield curve should revert to a more typical positive slope, as markets begin to anticipate Fed easing. Risk premiums and volatility should expand to more normal levels as central banks withdraw liquidity from markets.

STRATEGY

In this environment we plan to retain a defensive posture in portfolios. Key strategies will include:

  . INTEREST RATE STRATEGIES--We plan to target duration near the index but retain tactical flexibility, moving duration above the index as rates near the top of our forecasted range but below the index when rates approach the lower end of the range. We plan to continue to emphasize shorter maturities in the U.S., which should gain as markets begin to anticipate an end to Fed tightening. Where permitted, we will likely take positions that should gain in response to an expected increase in short to intermediate maturity European rates.

  . MORTGAGE-BACKED BONDS--In an environment where prices of riskier assets will remain under pressure, mortgages continue to be a potential source of incremental yield for portfolios. We plan to also seek to add value in this sector via our expertise in mortgage security selection.

  . CORPORATES/EMERGING MARKETS--Sectors that fared well when liquidity was abundant--such as corporate and emerging market bonds--present the most risk once liquidity becomes tighter. We plan to therefore retain its underweight to corporates and continue to de-emphasize emerging markets.

  . TIPS AND MUNICIPAL SECURITIES--Among higher quality bonds, we plan to hold modest levels of TIPS and municipal bonds. While TIPS valuations are not especially compelling, TIPS still serve as an effective hedge in case inflation unexpectedly rises. Municipal bonds offer better value than TIPS, as their yields remain relatively attractive compared to taxable bonds. Munis should also perform relatively well in the event that interest rates move higher. A stable base of retail investors allows munis to hold their value better than taxable bonds when rates rise.

  . CURRENCY--The U.S. dollar is expected to be weak over a cyclical and secular time horizon. Cyclically, the end of Fed tightening could result in flows of capital out of the dollar toward markets in Europe and Japan with higher or rising yields. Over a longer time frame, a weaker dollar will likely be needed to help reverse the massive U.S. trade deficit. We plan to take positions in the yen, emerging market currencies and the euro to hedge against dollar weakness.

WILLIAM H. GROSS
PASI HAMALAINEN
Portfolio Managers
PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

This report contains the current opinions of the manager and such opinions are subject to change without notice. This report has been


--------------------------------------------------------------------------------
                                      92

--------------------------------------------------------------------------------
PIMCO TOTAL RETURN PORTFOLIO                       FOR THE PERIOD ENDED 6/30/06
MANAGED BY PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


distributed for informational purposes only and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Information contained herein has been obtained from sources believed to be reliable, but not guaranteed.

Past performance is no guarantee of future results. Each sector of the bond market entails risk. Municipals may realize gains and may incur a tax liability from time to time. The guarantee on Treasuries, TIPS and Government Bonds is to the timely repayment of principal and interest, shares of a portfolio that invest in them are not guaranteed. Mortgage-backed securities are subject prepayment risk. With corporate bonds there is no assurance that issuers will meet their obligations. An investment in high-yield securities generally involves greater risk to principal than an investment in higher-rated bonds. Investing in non-U.S. securities may entail risk as a result of non-U.S. economic and political developments, which may be enhanced when investing in emerging markets.

In an environment where interest rates may trend upward, rising rates will negatively impact fixed income securities. Bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/06

                                                              Percent of
       Description                                            Net Assets
       -----------------------------------------------------------------
       Federal National Mortgage Assoc. (5.50%, TBA)            6.84%
       -----------------------------------------------------------------
       U.S. Treasury Bond (6.625%, due 02/15/27)                4.04%
       -----------------------------------------------------------------
       Federal National Mortgage Assoc. (5.00%, TBA)            4.03%
       -----------------------------------------------------------------
       Federal National Mortgage Assoc. (5.50%, due 02/01/35)   3.70%
       -----------------------------------------------------------------
       U.S. Treasury Note (4.50%, due 02/28/11)                 2.00%
       -----------------------------------------------------------------
       Federal National Mortgage Assoc. (6.00%, TBA)            1.91%
       -----------------------------------------------------------------
       Federal Home Loan Mortgage Corp. (5.00%, due 12/15/23)   1.66%
       -----------------------------------------------------------------
       Federal Home Loan Mortgage Corp. (5.41%, due 07/25/44)   1.58%
       -----------------------------------------------------------------
       Federal Home Loan Mortgage Corp. (5.50%, due 05/01/35)   1.44%
       -----------------------------------------------------------------
       Federal National Mortgage Assoc. (4.19%, due 11/01/34)   1.00%
       -----------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/06

                                    [CHART]

U.S. Agencies                                 56.9%
Foreign Bonds & Debt Securities               18.6%
Collateralized Mortgage Obligations           10.7%
U.S. Treasuries                                7.8%
Domestic Bonds & Debt Securities               4.4%
Municipals                                     1.3%
Asset-Backed Securities                        0.3%


--------------------------------------------------------------------------------
                                      93

--------------------------------------------------------------------------------
PIMCO TOTAL RETURN PORTFOLIO                       FOR THE PERIOD ENDED 6/30/06
MANAGED BY PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                    PIMCO TOTAL RETURN PORTFOLIO MANAGED BY
 PACIFIC INVESTMENT MANAGEMENT COMPANY LLC VS. LEHMAN BROTHERS AGGREGATE BOND
                                   INDEX/1/
                           Growth Based on $10,000+

                                    [CHART]


                              Lehman Bros
                               Aggregate
  Date             Fund       Bond Index
---------         -------     -----------
 2/12/2001        $10,000        $10,000
 3/31/2001         10,100         10,137
 6/30/2001         10,110         10,194
 9/30/2001         10,640         10,664
12/31/2001         10,669         10,669
 3/31/2002         10,669         10,680
 6/30/2002         11,041         11,075
 9/30/2002         11,444         11,583
12/31/2002         11,661         11,765
 3/31/2003         11,837         11,929
 6/30/2003         12,117         12,227
 9/30/2003         12,158         12,210
12/31/2003         12,186         12,249
 3/31/2004         12,481         12,573
 6/30/2004         12,228         12,267
 9/30/2004         12,597         12,659
12/31/2004         12,771         12,779
 3/31/2005         12,703         12,719
 6/30/2005         13,087         13,102
 9/30/2005         13,019         13,013
12/31/2005         13,058         13,090
 3/31/2006         13,001         13,006
 6/30/2006         12,983         12,996




    ---------------------------------------------------------------
                                   Average Annual Return/2/
                                (for the period ended 6/30/06)
    ---------------------------------------------------------------
                            1 Year 3 Year 5 Year Since Inception/3/
    ---------------------------------------------------------------
    PIMCO Total Return
    Portfolio--Class A      -0.51% 2.61%  5.39%        5.41%
--  Class B                 -0.79% 2.36%  5.12%        4.97%
    Class E                 -0.72% 2.45%     --        3.99%
    ---------------------------------------------------------------
    Lehman Brothers
- - Aggregate Bond Index/1/ -0.81% 2.05%  4.97%        4.95%
    ---------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Lehman Brothers Aggregate Bond Index is a broad measure of the taxable bonds in the U.S. market, with maturities of at least one year. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of the Class A shares is 5/1/01. Inception of the Class B shares is 2/12/01. Inception of the Class E shares is 10/31/01. Index returns are based on an inception date of 1/31/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIONEER FUND PORTFOLIO                             FOR THE PERIOD ENDED 6/30/06
MANAGED BY PIONEER INVESTMENT MANAGEMENT, INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


PERFORMANCE:

The Portfolio returned 4.43% at net asset value in the 6 months ended June 30, 2006, compared to the 2.7% return of its benchmark, the S&P 500(R) Index.

Over the first six months of the year, the S&P 500 was led by the telecom services and energy sectors (each up 14%), and industrials (+7%). Information technology and health care (each down roughly 4%) were the index's worst performing sectors.

Supported by solid economic and employment growth, the US stock market posted a strongly positive first quarter and continued to add to those gains in the first part of the second quarter, but gave back all year-to-date gains in a sharp one-month sell-off before recovering somewhat in the final two weeks of the half. The S&P 500(R) Index finished up 2.7% for the 6 months ended June 30, 2006, the Dow Industrials gained 5.2%, and the NASDAQ finished in negative territory at -1.1%.

PORTFOLIO SPECIFICS:

Security selection was the key to above-index first half returns. Returns benefited most from stock selection in the industrials and materials sectors, but portfolio holdings outperformed the corresponding benchmark sector holdings in every sector except consumer discretionary and energy.

Returns in the industrials sector benefited from our emphasis on "old economy" firms which are beneficiaries of strong economic growth. Caterpillar returned roughly 30%, while railroad Norfolk Southern, truck manufacturer PACCAR, and farm equipment maker Deere each returned roughly 20%. Similarly, materials sector returns were boosted by exposure to mining companies Inco (up over 50% on strong fundamentals and takeover bids) and Rio Tinto.

Other notable first-half contributors included office equipment maker Canon, up 25% on growth in its printer business, telecom utility BellSouth, up 36%, as it is being acquired by SBC/ATT, and Campbell Soup, up 25% on good business execution under the management team which took over a few years ago.

Avoiding companies with corporate governance issues is a central element of our investment discipline. In the first half, avoiding AIG and UnitedHealth Group notably helped benchmark-relative returns.

Returns in the consumer discretionary sector were held back by retailer Target, which saw some slowdown attributable to higher gasoline prices. Below-index returns in energy reflected the Portfolio's lack of exposure to the very strong oilfield equipment & services group.

CURRENT OUTLOOK AND POSITIONING:

Our outlook on the rest of the year is cautious. We believe that higher interest rates will have the effect of slowing the economy into next year, and anticipate a drag on consumer spending from the softening housing market, higher gasoline and fuel oil prices, and, consequently, a reduction in corporate profitability. Finally, the international situation with the recent issues surrounding Iran and North Korea remains quite unsettled. In addition, the coming November elections in the U.S. add an element of uncertainty, which the market never likes. While economic growth at the moment remains robust, we feel that investors in the quarters to come will increasingly discount a slower economy and that additional near-term advances in share prices could be quite limited.

At the end of the second quarter, portfolio sector weights were, as they typically are, generally in line with those of the S&P 500. The Portfolio remains most overweighted in the Consumer Discretionary, Materials, and Industrials sectors and most underweighted in Financials, Energy, and Information Technology.

The emphasis in the consumer discretionary sector is on media (McGraw-Hill, Reed Elsevier) and retail (Target, Nordstrom, Federated) companies. In materials, the emphasis remains on metals & mining (Rio Tinto, Inco) companies. The emphasis in the industrial sector is on industrial cyclicals (Norfolk Southern, Deere, PACCAR).

Within the financials sector, we favor regional commercial banks (National City, SunTrust, U.S. Bancorp) and capital markets companies (T. Rowe Price Group, State Street) while underweighting money center banks, insurers and real estate companies.

JOHN CAREY
WALTER HUNNEWELL
Portfolio Managers
PIONEER INVESTMENT MANAGEMENT, INC.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIONEER FUND PORTFOLIO                             FOR THE PERIOD ENDED 6/30/06
MANAGED BY PIONEER INVESTMENT MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------



TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/06

                                                Percent of
                      Description               Net Assets
                      ------------------------------------
                      Norfolk Southern Corp.      2.33%
                      ------------------------------------
                      McGraw-Hill Cos., Inc.      2.23%
                      ------------------------------------
                      Chevron Corp.               2.19%
                      ------------------------------------
                      T. Rowe Price Group, Inc.   2.10%
                      ------------------------------------
                      Reed Elsevier NV            2.06%
                      ------------------------------------
                      Chubb Corp. (The)           1.80%
                      ------------------------------------
                      Walgreen Co.                1.68%
                      ------------------------------------
                      AT&T, Inc.                  1.65%
                      ------------------------------------
                      BellSouth Corp.             1.55%
                      ------------------------------------
                      PACCAR, Inc.                1.54%
                      ------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/06

                                    [CHART]

Basic Materials                      5.0%
Communications                      13.8%
Cyclical                            11.7%
Non-Cyclical                        19.8%
Energy                               8.0%
Financials                          18.2%
Healthcare                           0.9%
Industrials                         11.5%
Technology                           9.9%
Utilities                            1.2%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIONEER FUND PORTFOLIO                             FOR THE PERIOD ENDED 6/30/06
MANAGED BY PIONEER INVESTMENT MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------

                       PIONEER FUND PORTFOLIO MANAGED BY
          PIONEER INVESTMENT MANAGEMENT, INC. VS. S&P 500(R) INDEX/1/
                           Growth Based on $10,000+

                    [CHART]

                   Fund     S&P 500 Index
                   ----     -------------
6/30/1996        $10,000      $10,000
12/31/1996        10,640       11,168
12/31/1997        13,331       14,894
12/31/1998        15,758       18,703
12/31/1999        15,746       22,639
12/30/2000        19,566       20,576
6/30/2001         18,679       19,198
12/31/2001        15,067       18,130
12/31/2002        10,515       14,123
6/30/2003         11,338       15,784
12/31/2003        13,017       18,174
12/30/2004        14,465       20,152
6/30/2005         14,297       19,988
12/31/2005        15,331       21,142
3/31/2006         16,076       22,032



    -------------------------------------------------------------
                                Average Annual Return/2/
                             (for the period ended 6/30/06)
    -------------------------------------------------------------
                                                        Since
                        1 Year 3 Year 5 Year 10 Year Inception/3/
    -------------------------------------------------------------
    Pioneer Fund
--  Portfolio--Class A  11.99% 12.19% -3.04%  4.82%     6.57%
    -------------------------------------------------------------
- - S&P 500(R) Index/1/  8.63% 11.22%  2.49%  8.32%    11.14%
    -------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. This is currently the only active Class in the Portfolio.

/1/The S&P 500(R) Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets. The Index does not include fees and expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/3/Inception of Class A shares is 12/31/1994. Index returns are based on an inception date of 12/31/1994.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIONEER MID-CAP VALUE PORTFOLIO                    FOR THE PERIOD ENDED 6/30/06
MANAGED BY PIONEER INVESTMENT MANAGEMENT, INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


PERFORMANCE:

The Portfolio at net asset value returned 1.48% in the 6 months ended June 30, 2006, lagging the 7.0% return of its benchmark, the Russell Midcap(R) Value Index.

The Russell Midcap(R) Value Index was an above-average performer compared to the other major Russell Indices for the 1/st/ half. By May 10, the index had reached a year-to-date return of 10%, but then fell 4% in the next four weeks, bottoming on June 13, before recovering to end the half with a return of 7.0%. The index was led by the telecom services (up 26%), consumer staples
(+17%) energy (+15%), and industrials (+14%). Health care (down 2%) and information technology (-1%) were the worst performing sectors.

Supported by solid economic and employment growth, the US stock market posted a strongly positive first quarter and continued to add to those gains in the first part of the second quarter, but gave back all year-to-date gains in a sharp one-month sell-off before recovering somewhat in the final two weeks of the half. The S&P 500(R) Index finished up 2.7% for the 6 months ended June 30, 2006, the Dow Industrials gained 5.2%, and the NASDAQ finished in negative territory at -1.1%.

PORTFOLIO SPECIFICS:

Returns benefited primarily from our underweight in Utilities and our overweight in energy. In addition, several individual holdings contributed materially. Laboratory Corp. of America, whose main business is clinical laboratory tests for patient diagnosis, gained 16% due to solid fundamentals, and drilling equipment company Weatherford International was up 37% due to increased oil prices. Tractor and farm equipment maker Deere & Co. benefited from strong demand for new model introductions of its equipment and market enthusiasm for future gains associated with ethanol production from corn. We continue to like the stock because of its significant cash generation, attractive valuation and management's commitment to shareholders.

Just as it has been true in the bond markets, lower quality has outperformed higher quality over the last several months in the equity markets, a by-product of the strong economy and investor appetite for more risk. We believe a major factor negatively impacting benchmark-relative performance is the disparity in performance between what we define as high- versus low-quality businesses. The Portfolio's lower comparative returns to the benchmark reflect this disparity, in our opinion, as the benchmark contains many companies that we consider lower quality.

Portfolio returns for the 1/st/ half were hurt most by security selection in the financials, consumer discretionary, and materials sectors. Insurer UnumProvident was off due to operational issues surrounding a backlog in claims in its group-long-term disability business. The company established higher reserves for restructuring its business that caused its stock to underperform in recent months, but we believe the company has "cleared the decks" of most of this overhang and will continue to be a leader in this kind of insurance. Federated Investors, a large money manager with a focus on money market funds, was down over confusion about its treatment of fees as well as timing with the quarter's end.

The greatest individual negative impact for the period came from online travel company Expedia. Although expenditures to make longer-term profitability goals explained its weakness earlier in the year, its price declined further after first quarter profits missed estimates and chairman Barry Diller remarked that the company was in for a "rough year" due to competitive pressures. We exited the position completely and the stock subsequently declined further.

Changes to the portfolio included the addition of Regions Financial Bank. Located in the Southeast, Regions is in a growing part of the country with opportunities to generate higher returns through the integration of its recent acquisition, Union Planters. We also added Juniper Networks, which designs and sells internet and enterprise routing products. We eliminated BJ's Wholesale Club after it reached our price target, Constellation Energy due to its merger, Occidental Petroleum for its price as well as increased capitalization size, and IMS Health and American Standard to pursue better ideas.

Several holdings which grew out of our capitalization range and were eliminated such as energy firm Apache Corp., railroad Norfolk Southern, investment company Bear Stearns, and mining company Phelps Dodge. Other securities sold included Century Tel and insurer Marsh & McLennan, for better opportunities elsewhere, telecommunications firm Tellabs, offshore drilling company Ensco International and data storage device and technology company Imation, which each met our price targets, and Health Management Associates to reduce our exposure in the sector.

CURRENT OUTLOOK AND POSITIONING:

Our approach to stock selection is based on fundamental research to identify companies selling at a significant discount to their intrinsic value.

Sector weights in the portfolio are driven by bottom up stock analysis, not by the sector weightings of the benchmark. At the period's end, our largest sector overweights relative to the Russell Midcap(R) Value Index were information technology and health care. Within the health care sector our emphasis is upon emphasizing providers & service companies where we believe the demographics of an aging society should support steady growth in consumption. Our largest underweights were in financials and utilities, sectors we view as highly interest-rate sensitive and deserving of wariness given that rates in the US and globally are rising.

While we continue to adhere to our high-conviction approach in the stocks we hold, we are making two changes at the margin in the portfolio. First, we continue to upgrade the quality of our holdings in order to be ahead of the curve when lower quality retracts. The current environment allows us to skew towards even higher quality balance sheets at attractive relative values in pursuit of earnings gains, while stock price declines have kept price earnings multiples reasonably

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIONEER MID-CAP VALUE PORTFOLIO                    FOR THE PERIOD ENDED 6/30/06
MANAGED BY PIONEER INVESTMENT MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------

attractive. Secondly, we are concentrating the portfolio somewhat more. In concert with the opportunity to upgrade, we are narrowing down the number of our holdings, moving from a range of 85-95 names to approximately 75-85 names, further increasing position sizes in the names we like the most, while eliminating marginal names. We remain committed to an overall diversified fund.

The Portfolio's focus and process of buying higher quality companies at attractive valuations will not change. We strive to own companies that have superior operating characteristics, with better-than-average growth, profitability, returns on invested capital, market position and management. Our end aim is to select those companies with favorable risk-reward ratios.

ROD WRIGHT
Portfolio Manager
PIONEER INVESTMENT MANAGEMENT, INC.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/06

                                                    Percent of
                 Description                        Net Assets
                 ---------------------------------------------
                 Safeway, Inc.                        2.44%
                 ---------------------------------------------
                 Xerox Corp.                          2.42%
                 ---------------------------------------------
                 W.W. Grainger, Inc.                  2.36%
                 ---------------------------------------------
                 CIGNA Corp.                          2.30%
                 ---------------------------------------------
                 Clear Channel Communications, Inc.   2.29%
                 ---------------------------------------------
                 NCR Corp.                            2.18%
                 ---------------------------------------------
                 UST, Inc.                            2.17%
                 ---------------------------------------------
                 UnumProvident Corp.                  2.05%
                 ---------------------------------------------
                 Molson Coors Brewing Co.--Class B    1.88%
                 ---------------------------------------------
                 PMI Group, Inc. (The)                1.80%
                 ---------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/06

                                    [CHART]

Communications                          5.6%
Cyclical                               10.5%
Non-Cyclical                           14.7%
Energy                                  6.9%
Financials                             26.4%
Industrials                            10.4%
Basic Materials                         7.4%
Utilities                               8.6%
Technology                              9.5%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIONEER MID-CAP VALUE PORTFOLIO                    FOR THE PERIOD ENDED 6/30/06
MANAGED BY PIONEER INVESTMENT MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                  PIONEER MID-CAP VALUE PORTFOLIO MANAGED BY
   PIONEER INVESTMENT MANAGEMENT, INC. VS. RUSSELL MIDCAP(R) VALUE INDEX/1/
                           Growth Based on $10,000+

                                    [CHART]


                       Russell Mid-Cap
              Fund       Value Index
              ----     ---------------
  5/1/2005  $10,000        $10,000
 6/30/2005   10,620         10,754
 9/30/2005   10,799         10,754
12/31/2005   10,983         11,481
 3/31/2006   11,503         12,356
 6/30/2006   11,146         12,287


    ----------------------------------------------------------------
                                     Average Annual Return/2/
                                     (for the period ended 6/30/06)
    ----------------------------------------------------------------
                                     1 Year    Since Inception/3/
    ----------------------------------------------------------------
    Pioneer Mid-Cap Value
--  Portfolio--Class A                4.96%          9.77%
    ----------------------------------------------------------------
- - Russell Midcap(R) Value Index/1/ 14.25%         19.31%
    ----------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. This is currently the only active Class in the Portfolio.

/1/The Russell Midcap(R) Value Index is an unmanaged index which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/3/Inception of Class A shares is 5/1/05. Index returns are based on an inception date of 4/30/05.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO
                                                   FOR THE PERIOD ENDED 6/30/06
MANAGED BY PUTNAM INVESTMENT MANAGEMENT, LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


PERFORMANCE

For the six-month period ended June 30, 2006, the Portfolio's Class A shares returned 6.52% (net of fees) versus 8.21% for its benchmark, the Russell 2000 Index(R), and 6.32% for the Russell 2500(TM) Index. U.S. equity markets advanced substantially in the first quarter, stringing together three months of significant rallies and dips. Encouraging economic indicators sometimes caused markets to advance and sometimes raised investors' fears that economic strength would lead to inflation and a continuation of the Federal Reserve Board's (Fed) series of interest rate increases. Conversely the second quarter was a challenging one for U.S. equity markets, as concerns about the long-term effects of continuing interest-rate increases by the Fed, under its new leader Ben Bernanke, took a toll.

Excellent stock selection in the metals industry (Steel Dynamics, A.K. Steel Holdings) made the basic materials sector the Portfolio's largest relative contributor. Our overweight position in Steel Dynamics, which owns and operates a flat-rolled steel mini-mill, proved to be the portfolio's leading individual contributor to performance, as shares of the firm surged 85 percent higher during the first half of the year. The stock initially jumped late in January after the firm posted higher-than-expected fourth-quarter earnings results. The company also benefited late in the first quarter from favorable investor sentiment on an expected modest rise in steel prices, and again late in the first half on steel stocks turning positive, as a stock market surge pointed to higher construction spending. A second steel company, A.K. Steel Holdings, was also among the Portfolio's leading contributors to results. A.K. Steel also benefited from better-than-expected earnings early in the period after reporting a narrower fourth-quarter loss on a year-over-year basis. The stock again surged early in March after a published report reported that it was in discussions with a larger U.S. steel company regarding a possible acquisition.

Select positions in machinery (Terex) and trucks & parts (Autoliv) coupled with our avoidance of the container industry, helped relative performance in the capital goods sector. Shares of Terex, a diversified global manufacturer, were up 66 percent during the period, driven initially by the January announcement of an organizational realignment to streamline operations and improve customer service. The company posted record revenues of $6.4B for 2005 due to strong demand and beat Wall Street's first-quarter expectations when it reported that quarterly profits more than doubled on improved cash management. Our overweight in automobile safety system manufacturer Autoliv also proved favorable, as its stock traded higher on favorable investor sentiment following quarterly earnings results that showed a strong rise in margins.

Select holdings in technology also benefited returns. Within the technology sector, positive selection due to our positions in Citrix Systems (software) and Brocade Communications Systems (computers) accounted for most of the sector's outperformance.

Communications services was the Portfolio's largest relative detractor in sector terms, owing to unfavorable selection. In particular, our overweight allocation to EarthLink hurt results. Shares of the Internet service provider traded down mainly during the first quarter of 2006, due largely to unfavorable investor sentiment following the firm's 2006 forecast. The firm announced that it expects its subscriber count to remain level with its 2005 year-end numbers, mainly because of a decline in premium narrowband subscriptions.

Within financials, select positions in banking (Corus Bankshares) and real estate (Mills Corporation) hindered performance. Corus Bankshares, a bank holding company for Corus Bank, proved to be the leading detractor in financials during the period. The stock fell due to profit-taking, as investors looked to lock in gains following a strong run-up in April. Shares of Mills Corporation, which develops strip malls, fell on concerns over accounting irregularities, as the firm announced it would restate financial statements from 2000 through the first three quarters of 2005. Mills also announced that the SEC had begun a formal investigation into the company.

OUTLOOK: U.S. EQUITY MARKETS

Over the next several months, our asset-allocation specialists anticipate that returns from U.S. stocks will be more competitive with international markets based on the robust health of the U.S. corporate sector. The odds of solid relative performance seem particularly good for companies having attractive growth and profitability characteristics and below-market valuations.

PORTFOLIO STRATEGY

The Portfolio management team takes a bottom-up approach, seeking to identify the most attractive investment opportunities based on valuation while considering overall portfolio construction. We continue to manage the Portfolio with a 12- to 18-month time horizon and have positioned it for a gradual economic recovery.

The technology sector is now our largest overweight relative to the benchmark (+4.6%). Within the sector, the bulk of our overweight is in software (Citrix Systems, BMC Software, MicroStrategy) and computers (Brocade Communication Systems, Emulex).

The basic materials sector (+2.6%) remains the Portfolio's second-largest overweight, followed by financials (+2.5%). Our overweight in the basic materials sector is focused in the metals industry (Steel Dynamics, Quanex, A.K. Steel Holding). Within the financial sector, we hold overweight positions in insurance (AmerUs Group, HCC Insurance, W.R. Berkley) and consumer finance (Accredited Home Lenders Holding, CompuCredit).

Our greatest sector underweights versus the benchmark are utilities (-4.5%) and capital goods (-3.8%). The Portfolio is underweight electric utilities and natural gas in utilities and underweight the machinery and manufacturing industries in the capital goods sector.

The views expressed are exclusively those of Putnam Investments as of the date of this report. There can be no assurance or guarantee that Putnam's expectations for future capital markets developments will be realized.

TEAM MANAGED
PUTNAM INVESTMENT MANAGEMENT, LLC

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO         FOR THE PERIOD ENDED 6/30/06
MANAGED BY PUTNAM INVESTMENT MANAGEMENT, LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------



TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/06

                                                     Percent of
                Description                          Net Assets
                -----------------------------------------------
                Citrix Systems, Inc.                   2.55%
                -----------------------------------------------
                BMC Software, Inc.                     2.45%
                -----------------------------------------------
                Steel Dynamics, Inc.                   2.42%
                -----------------------------------------------
                Autoliv, Inc.                          2.19%
                -----------------------------------------------
                Manor Care, Inc.                       2.06%
                -----------------------------------------------
                Emulex Corp.                           2.03%
                -----------------------------------------------
                W.R. Berkley Corp.                     2.01%
                -----------------------------------------------
                MicroStrategy, Inc.                    1.97%
                -----------------------------------------------
                Brocade Communications Systems, Inc.   1.96%
                -----------------------------------------------
                AmerUs Group Co.                       1.89%
                -----------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/06

                                    [CHART]

Communications                                                      4.7%
Cyclical                                                           16.3%
Non-Cyclical                                                       18.5%
Registered Investment Company                                       2.1%
Energy                                                              5.5%
Financials                                                         24.4%
Industrials                                                         6.5%
Technology                                                         15.7%
Utilities                                                           0.3%
Basic Materials                                                     6.0%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO         FOR THE PERIOD ENDED 6/30/06
MANAGED BY PUTNAM INVESTMENT MANAGEMENT, LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


             MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO MANAGED BY
  PUTNAM INVESTMENT MANAGEMENT, LLC VS. RUSSELL 2000(R) INDEX/1/ AND RUSSELL
                               2500/TM/ INDEX/2/
                           Growth Based on $10,000+

                                     [CHART]

   Date             Fund       Russell 2000      Russell 2500
----------        -------      ------------      ------------
  5/1/1996        $10,000        $10,000            $10,000
 6/30/1996          9,977          9,967             10,416
 9/30/1996         10,149         10,001             10,650
12/31/1996         10,859         10,521             11,244
 3/31/1997         10,083          9,977             10,867
 6/30/1997         11,623         11,594             12,509
 9/30/1997         13,363         13,320             14,304
12/31/1997         13,128         12,873             13,982
 3/31/1998         14,730         14,168             15,415
 6/30/1998         13,746         13,508             14,772
 9/30/1998         10,791         10,786             11,955
12/31/1998         12,419         12,545             14,036
 3/31/1999         11,828         11,865             13,370
 6/30/1999         13,165         13,711             15,563
 9/30/1999         13,285         12,844             14,559
12/31/1999         17,953         15,213             17,423
 3/31/2000         19,471         16,290             19,183
 6/30/2000         18,097         15,674             18,415
 9/30/2000         18,484         15,848             18,857
12/31/2000         16,058         14,753             18,167
 3/31/2001         13,599         13,792             16,592
 6/30/2001         15,845         15,763             18,865
 9/30/2001         12,201         12,486             15,319
12/31/2001         14,706         15,119             18,390
 3/31/2002         15,232         15,721             19,078
 6/30/2002         13,654         14,408             17,431
 9/30/2002         11,112         11,325             14,177
12/31/2002         11,612         12,023             15,118
 3/31/2003         10,559         11,483             14,500
 6/30/2003         12,652         14,172             17,677
 9/30/2003         13,329         15,459             19,224
12/31/2003         14,947         17,704             21,998
 3/31/2004         15,587         18,812             23,293
 6/30/2004         15,826         18,900             23,372
 9/30/2004         15,612         18,360             22,783
12/31/2004         17,718         20,947             26,023
 3/31/2005         17,266         19,828             25,206
 6/30/2005         17,793         20,685             26,345
 9/30/2005         18,958         21,655             27,634
12/31/2005         19,502         21,899             28,134
 3/31/2006         21,640         24,952             31,268
 6/30/2006         20,774         23,700             29,911




    -------------------------------------------------------------------
                                       Average Annual Return
                                 (for the period ended 6/30/06)/3/
    -------------------------------------------------------------------
                                                              Since
                              1 Year 3 Year 5 Year 10 Year Inception/4/
    -------------------------------------------------------------------
    Met/Putnam Capital
    Opportunities
--  Portfolio--Class A        16.76% 17.98% 5.57%   7.61%     7.46%
    Class B                   16.40% 17.66% 5.30%      --     8.64%
    -------------------------------------------------------------------
- - Russell 2000(R) Index/1/  14.58% 18.70% 8.50%   9.05%     8.86%
    -------------------------------------------------------------------
--  Russell 2500/TM/ Index/2/ 13.53% 19.16% 9.65%  11.13%    10.89%
    -------------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The Russell 2000(R) Index is an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $762.8 million; the median market capitalization was approximately $613.5 million. The largest company in the Index had an approximate market capitalization of $2.0 billion and a smallest of $218.4 million. The Index does not include fees or expenses and is not available for direct investment.

/2/The Russell 2500/TM/ Index is an unmanaged index which measures the performance of 2,500 smallest companies in the Russell 3000 Index, which represents approximately 20% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $1.2 billion; the median market capitalization was approximately $814.6 million. The largest company in the Index had an approximate market capitalization of $4.9 billion. The Index does not include fees or expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/4/Inception of the Class A shares is 5/1/96. Inception of the Class B shares is 4/3/01. Index returns are based on an inception date of 5/1/96.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RCM GLOBAL TECHNOLOGY PORTFOLIO                    FOR THE PERIOD ENDED 6/30/06
MANAGED BY RCM CAPITAL MANAGEMENT LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


MANAGEMENT'S PERFORMANCE REVIEW

For the six months ending in June, 2006, the Portfolio, Class A Shares decreased by 5.87%. The Portfolio underperformed its primary benchmark, the S&P 500(R) Index, which increased by 2.71%.

MARKET ENVIRONMENT

This period consisted of two contrasting periods. During the first, which lasted from January until early May, technology stocks did reasonably well, as did the RCM Global Technology Portfolio. Investors anticipated that the economy would have a slowing period and that the US Federal Reserve would soon be able to stop raising interest rates. Capital spending seemed about to reaccelerate and lead the economy. But after early May, technology stocks began a period where they significantly underperformed the broad market. There were many issues that affected the technology sector, but one of the greatest reasons for the underperformance was the Fed's comments about interest rates and inflation in mid-May. The concern that interest rates would continue to be raised past the point of slowing the economy, until inflation slowed significantly, led many investors to fear that the Fed might go too far and throw the US economy into a recession in 2007. At the least, the level of interest rates would be somewhat higher than most investors were hoping for before that announcement. As a result, many of the risky assets were sold aggressively, and technology stocks underperformed the broad market. In addition, concerns about improper options pricing also hurt technology stocks. Investors sold risk: stocks with higher valuations, smaller capitalizations, and any concern about options pricing issues significantly underperformed the Index. The Portfolio was positioned for a continued growth in the economy and holds stocks with higher growth prospects than most companies, but these stocks also have somewhat higher valuations and were caught in the downdraft of all technology stocks in May and June. As a result, the Portfolio underperformed.

PORTFOLIO REVIEW

The largest negative contributors to performance were several of the Portfolio's holdings that reported earnings or orders that were not as good as hoped for, such as Red Hat Inc., eBay Inc., and Cerner Corp. Companies with earnings more skewed to the future or exposed to concerns about options pricing were also impacted. The Portfolio also had a company whose drug was not approved, Neurocrine, that has since sold, but that performed poorly during the period.

On the positive side, the Portfolio gained from those companies that seem to be doing well despite the environment, and we have tried to buy more of that type of stock. Examples include internet advertising stocks such as the outsourcing companies Cognizant Technology Solutions and Amdocs Ltd. The Portfolio also benefited from several Chinese technology holdings such as Tencent Holdings and Ctrip.com, where concerns about the US Fed's actions were less relevant.

OUTLOOK

We have been reducing the Portfolio's holdings in companies with economic sensitivity, since it seems that investors may continue to sell these stocks until they report some slowing in their businesses. We have also eliminated companies from the Portfolio that are exposed to the slowing mobile market but have not yet suggested a slowdown, in addition to companies where we believe fundamentals are deteriorating.

Within the Portfolio we have been reducing our holdings in those companies with economic sensitivity, since it seems that investors may continue to sell these stocks until they report some slowing in their businesses. Additionally, we have sold others that are exposed to the slowing mobile market but have not yet suggested a slowdown. We are buying some stocks that seem to be expecting the slowdown in their prices such as those in the semi area, where that sector has significantly underperformed already. We remain optimistic about technology spending for the next few years, but think that investors will be reluctant to buy these stocks until they have discounted and preferably discussed a slowdown in their businesses. We are trying to select those companies that we believe will be minimally affected such as Google or Yahoo, or where analysts are already forecasting mediocre results.

WALTER C. PRICE
HUACHEN CHEN
Portfolio Managers
RCM CAPITAL MANAGEMENT LLC

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.


--------------------------------------------------------------------------------
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RCM GLOBAL TECHNOLOGY PORTFOLIO                    FOR THE PERIOD ENDED 6/30/06
MANAGED BY RCM CAPITAL MANAGEMENT LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/06

                                                          Percent of
            Description                                   Net Assets
            --------------------------------------------------------
            Google, Inc.--Class A                           5.90%
            --------------------------------------------------------
            Amdocs, Ltd.                                    4.77%
            --------------------------------------------------------
            Red Hat, Inc.                                   4.44%
            --------------------------------------------------------
            Comverse Technology, Inc.                       3.78%
            --------------------------------------------------------
            Cognizant Technology Solutions Corp.--Class A   3.52%
            --------------------------------------------------------
            Cisco Systems, Inc.                             3.32%
            --------------------------------------------------------
            Tencent Holdings, Ltd.                          3.13%
            --------------------------------------------------------
            Chartered Semiconductor Manufacturing, Ltd.     2.86%
            --------------------------------------------------------
            Ciena Corp.                                     2.68%
            --------------------------------------------------------
            Nintendo Co., Ltd.                              2.64%
            --------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/06

                                  [CHART]

Communications              38.4%
Technology                  37.5%
Energy                       9.4%
Non-Cyclical                 5.1%
Cyclical                     4.3%
Financial                    3.8%
Industrials                  1.5%


--------------------------------------------------------------------------------

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RCM GLOBAL TECHNOLOGY PORTFOLIO                    FOR THE PERIOD ENDED 6/30/06
MANAGED BY RCM CAPITAL MANAGEMENT LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                  RCM GLOBAL TECHNOLOGY PORTFOLIO MANAGED BY
RCM CAPITAL MANAGEMENT LLC VS. NASDAQ COMPOSITE INDEX/1/ AND S&P 500(R) INDEX/2/
                           Growth Based on $10,000+

                                    [CHART]

    Date            Fund        NASDAQ      S&P 500
  ---------        -------     -------      -------
  2/12/2001        $10,000     $10,000      $10,000
  3/31/2001          7,070       6,650        8,512
  6/30/2001          7,590       7,817        9,010
  9/30/2001          4,210       5,466        7,687
 12/31/2001          6,160       7,120        8,509
  3/31/2002          5,880       6,747        8,533
  6/30/2002          3,850       5,356        7,389
  9/30/2002          2,510       4,297        6,113
 12/31/2002          3,040       4,903        6,628
  3/31/2003          3,070       4,935        6,420
  6/30/2003          3,730       5,977        7,408
  9/30/2003          4,250       6,588        7,605
 12/31/2003          4,790       7,401        8,531
  3/31/2004          4,870       7,375        8,675
  6/30/2004          4,740       7,581        8,824
  9/30/2004          3,971       7,033        8,659
 12/31/2004          4,584       8,078        9,458
  3/31/2005          4,184       7,436        9,255
  6/30/2005          4,374       7,664        9,382
  9/30/2005          4,865       8,030        9,720
 12/31/2005          5,089       8,249        9,923
  3/31/2006          5,462       8,775       10,341
  6/30/2006          4,787       8,160       10,192



    -------------------------------------------------------------------
                                       Average Annual Return/3/
                                    (for the period ended 6/30/06)
    -------------------------------------------------------------------
                                1 Year 3 Year 5 Year Since Inception/4/
    -------------------------------------------------------------------
    RCM Global Technology
    Portfolio--Class A          9.81%   8.92% -8.61%       -9.38%
--        Class B               9.44%   8.67% -8.81%      -12.80%
          Class E               9.64%   8.72%     --       -1.84%
    -------------------------------------------------------------------
    NASDAQ Composite
- - Index/1/                    6.48%  10.94%  0.87%       -3.69%
    -------------------------------------------------------------------
--  S&P 500(R) Index/2/         8.63%  11.22%  2.49%        0.35%
    -------------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The NASDAQ Composite Index is a market-value weighted index of all common stocks listed on NASDAQ. The Index does not include fees or expenses and is not available for direct investment.

/2/The S&P 500(R) Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/4/Inception of the Class A shares is 5/1/01. Inception of the Class B shares is 2/12/01. Inception of the Class E shares is 10/31/01. Index returns are based on an inception date of 1/31/01.

The Adviser for the Portfolio changed in January 2005. The Portfolio changed its name effective May 1, 2005.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

                                      106

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THIRD AVENUE SMALL CAP VALUE PORTFOLIO             FOR THE PERIOD ENDED 6/30/06
MANAGED BY THIRD AVENUE MANAGEMENT LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


PORTFOLIO

During the first six months of 2006, the Portfolio appreciated by 5.80%, compared to increases of 2.71%, 8.21%, and 10.44% for the S&P 500(R)/1/, Russell 2000(R)/2/, and Russell 2000(R) Value Indices, respectively. The positive absolute performance during the period was driven by meaningful appreciation from various holdings, including Maverick Tube Corp. (up 59%), CommScope (up 56%), Trammell Crow (up 37%), Forest City Enterprises (up 32%), and Jones Lang LaSalle (up 74%). These positive contributions to performance were partially offset by declines in other holdings, including The St. Joe Company (down 31%), Superior Industries (down 18%), Electro Scientific Industries (down 26%), Handleman Company (down 34%), and Alexander and Baldwin (down 18%). In each case, we remain comfortable with the financial position and long-term outlook of the company.

During the six months ended June 30, 2006, we acquired eight new positions and eliminated five positions, increasing the number of holdings in the Portfolio to 83. We continued to focus on individual opportunities in various industries that met our "Safe and Cheap/3/" investment criteria. One new position acquired during the period was Vail Resorts, Inc. common stock. Vail Resorts owns and operates five ski resorts, including Vail, Beaver Creek, Breckenridge and Keystone in Colorado, plus Heavenly Valley in California/Nevada. The company also owns and operates over 800 hotel rooms and six golf course resorts as of this writing. Additionally, the company manages approximately 3,800 hotel and condominium rooms in seven states. Vail has extensive real estate holdings at its resorts in Colorado and in Teton County, Wyoming. Vail has significantly strengthened its balance sheet over the past two years, through the sale of non-core assets and retention of its substantial free cash flow. By applying market multiples to the company's ski resort and hotel operations, it appeared that the market price for Vail common stock placed very little value on the company's future real estate developments. We acquired Vail common stock at a substantial discount to our estimate of net asset value.

Positions in Kearny Financial Corp., Rockville Financial, and Wauwatosa Holdings were established as part of a recently initiated program of purchasing the common stocks of a basket of well-financed thrifts whose most common characteristic is their genesis as Mutual Holding Companies. Mutual Holding Companies ("MHCs"), a once common form of ownership in the thrift industry in which depositors contribute the initial capital to and own the thrift, become "stock" companies when ownership of the company transfers from depositors to outside shareholders via the conversion process that coincides with a public offering. Though often not particularly liquid, shares of partially converted MHCs, such as the ones purchased by the Portfolio, can be attractive--assuming a second step conversion--in as much as they are: i) generally overlooked by Wall Street analysts; ii) traded at meaningful discounts to underlying Net Asset Values ("NAVs"); and iii) connected to overcapitalized institutions.

Three positions eliminated during the first six months of 2006 were involved in "resource conversions" (I.E., going private or selling to a strategic buyer). A cash offer was made by NutriAsia Pacific Ltd. for the outstanding shares of Del Monte Pacific Ltd. and we tendered the Portfolio's holding, thereby eliminating its position. The tender price at which the offer took place produced a mildly satisfactory return on our investment. The Portfolio's position in GEAC Computer Corp. ("GEAC"), a Canadian software concern, was eliminated as GEAC entered into an agreement to go private in a cash transaction, while our position in Scientific-Atlanta, Inc. was eliminated when Cisco Systems, Inc. acquired the company for $43 per share in cash. In these two cases, the transactions took place at prices that represented significant premiums to our cost.

OUR ENERGY INVESTMENTS: WHERE TO FROM HERE?

The recent startling news that Bolivian President Evo Morales had ordered his army to seize that country's natural gas fields--effectively nationalizing the energy industry--not only caused a stir in already skittish commodities markets, but also capped a long series of equally troubling developments occurring in other energy rich countries with similarly dark implications for the stability of global energy supplies.

The news out of Bolivia also coincided with several quarterly earnings announcements from the Portfolio's holdings in the oil and gas sector, and heightened interest about our energy investment thesis that, taken together, have prompted us to more closely assess these investments, and where we might go from here. At June 30, 2006, roughly 17% of the Portfolio's assets were invested in energy-related companies.

If one can count unrealized appreciation as success, then we can count some measure of success in this area. To date, the Portfolio's positions have contributed a significant amount in unrealized appreciation. With surging commodity prices in the past two years, this group of companies/4/ clearly has enjoyed the wind at its back. However, the Exploration and Production ("E&P") companies, in particular, have reported alarming trends with respect to the cost side of their businesses as average production per well sags, labor markets and rig


--------
/1/The S&P 500(R) Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/Russell 2000(R) Index is an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $762.8 million; the median market capitalization was approximately $613.5 million. The largest company in the index had an approximate market capitalization of $2.0 billion and a smallest of 218.4 million.

/3/"Safe" signifies that, in Third Avenue's view, the companies have strong finances, competent management, and an understandable business. "Cheap" signifies that, in Third Avenue's view, the companies' securities are selling for significantly less than what a private buyer might pay for control of the business.

/4/Includes E&P companies: Comstock Resources, Pogo Producing, St. Mary Land, and Whiting Petroleum; and services/materials companies: Maverick Tube, Tidewater, and Willbros.

--------------------------------------------------------------------------------

                                      107

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THIRD AVENUE SMALL CAP VALUE PORTFOLIO             FOR THE PERIOD ENDED 6/30/06
MANAGED BY THIRD AVENUE MANAGEMENT LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


availability continue to tighten, and rig utilization and day rates spiral upward. Almost without exception, "cost inflation" has exploded across the oil patch, and now stands as the biggest threat to profit margins and to returns on the capital employed by E&P companies, including the ones owned by the Portfolio. Might the specter of margin compression and deteriorating profitability associated with these higher costs create weakness in the companies' share prices, implying the Portfolio would give back some of its unrealized appreciation? The short answer is "perhaps."

However, it appears that sufficient conditions for a sale of these securities--as defined by Third Avenue Management--do not yet exist:

  . The shares, as a whole, do not appear to be grossly overpriced relative to asset values, or earning and cash generation ability. In most cases, the shares continue to trade at discounts to Third Avenue's estimates of Net Asset Values. Paradoxically perhaps, asset values, as viewed through the lens of merger and acquisition activity, continue to climb, despite the near-term pressure on earnings;

  . The businesses are not permanently impaired, nor is the cost inflation, as we view it today, likely to PERMANENTLY damage the businesses. Were commodity prices to undergo a sustained period of softness, E&P companies would likely pull back on their capital expenditures, mitigating or reversing, to some degree and with some lag, the adverse cost trends;

  . Managements, for the most part, have not dissipated their company's resources (E.G., leveraging a balance sheet for a bad acquisition);

  . Not insignificantly, the vast majority of the oil and gas reserves owned by companies in the Portfolio reside within North America. While relatively high cost, those reserves come with the very meaningful advantage of security, which is not true for a large chunk of the world's reserves and production.

The most we can say at this juncture is that the E&P business may be retreating from a period marked by unsustainably high profitability--a period that made oil and gas exploration and production an obscenely good business--to a period of more modest profitability. At Third Avenue, we are lousy at market outlooks, and we pay scant attention to how stock prices might, or might not, behave in future periods. We, thus, find ourselves distinctly out of step with those pundits and observers who believe that current conditions in the E&P business foreshadow a decline in common stock prices, and are, therefore, to be avoided. We do spend an extraordinary amount of time, however, trying to minimize the investment or business risk around a particular company and its securities. In this vein, it is highly probable that we will continue to sit with, and perhaps add to, what are, in our opinion, well-financed, under-valued and increasingly scarce assets, even as the near-term economic prospects of those assets might be softening.

CURTIS JENSEN
IAN LAPEY
Portfolio Managers
THIRD AVENUE MANAGEMENT LLC

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/06

                                                       Percent of
               Description                             Net Assets
               --------------------------------------------------
               Pogo Producing Co.                        2.93%
               --------------------------------------------------
               Cimarex Energy Co.                        2.80%
               --------------------------------------------------
               Maverick Tube Corp.                       2.78%
               --------------------------------------------------
               Superior Industries International, Inc.   2.58%
               --------------------------------------------------
               Comstock Resources, Inc.                  2.19%
               --------------------------------------------------
               Whiting Petroleum Corp.                   2.18%
               --------------------------------------------------
               Canfor Corp.                              2.14%
               --------------------------------------------------
               Bandag, Inc.                              2.01%
               --------------------------------------------------
               St. Mary Land & Exploration Co.           1.99%
               --------------------------------------------------
               Leapfrog Enterprises, Inc.                1.79%
               --------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/06

                              [CHART]

Communications               7.5%
Cyclical                    22.0%
Non-Cyclical                 3.0%
Diversified                  1.1%
Energy                      21.5%
Financials                  22.2%
Industrials                 11.6%
Technology                   5.4%
Basic Materials              5.7%


--------------------------------------------------------------------------------

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

--------------------------------------------------------------------------------
THIRD AVENUE SMALL CAP VALUE PORTFOLIO             FOR THE PERIOD ENDED 6/30/06
MANAGED BY THIRD AVENUE MANAGEMENT LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------

               THIRD AVENUE SMALL CAP VALUE PORTFOLIO MANAGED BY
        THIRD AVENUE MANAGEMENT LLC VS. RUSSELL 2000(R) VALUE INDEX/1/
                           Growth Based on $10,000+
                                    [CHART]
                                 Russell
                    Fund       2000 Value
                  -------      -----------
  5/1/2002        $10,000       $10,000
 6/30/2002          9,240         9,455
 9/30/2002          7,380         7,442
12/31/2002          8,322         7,808
 3/31/2003          8,040         7,412
 6/30/2003          9,506         9,096
 9/30/2003         10,490         9,799
12/31/2003         11,777        11,403
 3/31/2004         12,690        12,192
 6/30/2004         13,186        12,295
 9/30/2004         13,429        12,314
12/31/2004         14,933        13,940
 3/31/2005         15,183        13,385
 6/30/2005         15,805        14,065
 9/30/2005         16,885        14,500
12/31/2005         17,295        14,595
 3/31/2006         18,732        16,567
 6/30/2006         18,298        16,120



    --------------------------------------------------------------
                                   Average Annual Return/2/
                                   (for the period ended 6/30/06)
    --------------------------------------------------------------
    --------------------------------------------------------------
                                                        Since
                                   1 year   3 Year   Inception/3/
    --------------------------------------------------------------
    Third Avenue Small Cap Value
--  Portfolio--Class A             15.77%   24.40%     15.61%
    Class B                        15.43%   24.09%     15.36%
    --------------------------------------------------------------
- - Russell 2000(R) Value Index/1/ 14.61%   21.01%     12.14%
    --------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The Russell 2000(R) Value Index is an unmanaged index and measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of the Class A and Class B shares is 5/1/02. Index returns are based on an inception date of 5/1/02.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

                                      109

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T. ROWE PRICE MID-CAP GROWTH PORTFOLIO             FOR THE PERIOD ENDED 6/30/06
MANAGED BY T. ROWE PRICE ASSOCIATES, INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


PERFORMANCE

The Portfolio Class B returned 0.86%* versus the Russell Midcap(R) Growth Index (2.56%) and the Lipper Mid-Cap Growth Fund Index (4.40%) in the first half of 2006. Stock selections in the information technology sector and among industrials and business services companies were the most significant detractors from relative performance. Stock selection in the consumer discretionary and energy sectors boosted relative returns.

MARKET ENVIRONMENT

Investors seem to be taking notice of the risks to the market--moderation in economic growth, continued high commodity prices and global interest rate increases, all with a dramatic decline in risk premiums in recent years. As a result, the second quarter witnessed a behavioral shift from risk-seeking to risk-aversion. Traditional growth sectors like consumer discretionary, health care, and information technology fared poorly in the second quarter and in the first half.

Cyclical and commodity-oriented stocks led the market in the first quarter and the early part of the second quarter. The continuation of Fed rate increases and the kindling of inflation fears then sent the U.S. equity market tumbling following the FOMC's May 10/th/ meeting. However, the Fed's language from its June 29/th/ meeting--suggesting a near end to its recent tightening campaign--led to a rally at the end of the quarter, with growth stocks participating.

PORTFOLIO REVIEW

Weak stock selection in electronic equipment and instruments, computers and peripherals, and Internet software and services all weighed on relative performance in the information technology sector. Further dampening the sector were investigations by the SEC and the Department of Justice into the practices of technology companies in granting stock options to executives. Our positions in Jabil Circuit, CNET Networks, and Juniper Networks were notable detractors (relative and absolute) in the period for these and other company-specific reasons.

Within industrials and business services, weak stock selection in the air freight and logistics industry and among machinery companies sapped relative performance. JetBlue Airways and Southwest Airlines were key detractors.

Holdings in the consumer discretionary sector produced the largest boost to relative performance, on the strength of stock selection in household durables and media. Positions in Garmin, Best Buy, Wynn Resorts, and Lamar Advertising were notable gainers. Garmin, a maker of handheld Global Positioning System devices, has performed well as positioning technology continues to penetrate the consumer market and the company continues to exceed estimates.

Stock selection in energy equipment and services companies benefited relative results within the energy sector. We maintain our positive view on the energy sector, believing that the long-term demand for energy far outweighs supply. Our sector weighting is similar to that of the index.

OUTLOOK

While the economy will likely soften from its rapid pace in recent years, growth should remain solid. Valuations are reasonable and the market's recent weakness provided us with opportunities to further upgrade the Portfolio.

It is not yet clear if the turn to large-caps has occurred. Edging one's investment program toward larger-capitalization companies makes sense today, but we still believe that there is a place for mid-caps within one's portfolio.

BRIAN W. H. BERGHUIS
Portfolio Manager
T. ROWE PRICE ASSOCIATES, INC.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

*Source: State Street Bank. Past performance cannot guarantee future results.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/06

                                                   Percent of
                  Description                      Net Assets
                  -------------------------------------------
                  Roper Industries, Inc.             1.58%
                  -------------------------------------------
                  BJ Services Co.                    1.51%
                  -------------------------------------------
                  Crown Castle International Corp.   1.40%
                  -------------------------------------------
                  Rockwell Collins, Inc.             1.36%
                  -------------------------------------------
                  EOG Resources, Inc.                1.35%
                  -------------------------------------------
                  Smith International, Inc.          1.28%
                  -------------------------------------------
                  Lamar Advertising Co.--Class A     1.25%
                  -------------------------------------------
                  Cephalon, Inc.                     1.22%
                  -------------------------------------------
                  Manpower, Inc.                     1.21%
                  -------------------------------------------
                  FMC Technologies, Inc.             1.20%
                  -------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/06

                                    [CHART]

Communications                           16.9%
Cyclical                                 11.5%
Non-Cyclical                             23.2%
Energy                                   10.7%
Financials                                6.1%
Industrials                              15.2%
Technology                               15.3%
Basic Materials                           1.1%


--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
T. ROWE PRICE MID-CAP GROWTH PORTFOLIO             FOR THE PERIOD ENDED 6/30/06
MANAGED BY T. ROWE PRICE ASSOCIATES, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


               T. ROWE PRICE MID-CAP GROWTH PORTFOLIO MANAGED BY
     T. ROWE PRICE ASSOCIATES, INC. VS. RUSSELL MIDCAP(R) GROWTH INDEX/1/
                           Growth Based on $10,000+

                                    [CHART]

                                 Russell
                                 Mid Cap
   Date             Fund          Growth
----------        -------        -------
 2/12/2001        $10,000        $10,000
 3/31/2001          7,950          7,729
 6/30/2001          9,500          8,980
 9/30/2001          6,570          6,483
12/31/2001          8,340          8,238
 3/31/2002          7,701          8,092
 6/30/2002          5,340          6,614
 9/30/2002          4,350          5,478
12/31/2002          4,668          5,981
 3/31/2003          4,577          5,979
 6/30/2003          5,463          7,101
 9/30/2003          5,684          7,609
12/31/2003          6,378          8,535
 3/31/2004          6,589          8,947
 6/30/2004          6,851          9,041
 9/30/2004          6,700          8,649
12/31/2004          7,515          9,855
 3/31/2005          7,343          9,691
 6/30/2005          7,645         10,023
 9/30/2005          8,259         10,680
12/31/2005          8,613         11,047
 3/31/2006          9,138         11,047
 6/30/2006          8,688         11,047



    -----------------------------------------------------------
                                  Average Annual Return/2/
                               (for the period ended 6/30/06)
    -----------------------------------------------------------
    -----------------------------------------------------------
                                                      Since
                              1 year 3 Year 5 Year Inception/3/
    -----------------------------------------------------------
    T. Rowe Price Mid-Cap
    Growth Portfolio--Class A 14.01% 17.10% -1.50%   -1.94%
--  Class B                   13.64% 16.73% -1.77%   -2.58%
    Class E                   13.70% 16.88%     --    3.57%
    -----------------------------------------------------------
    Russell Midcap(R) Growth
- - Index/1/                  13.04% 16.86%  4.76%    0.71%
    -----------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Russell Midcap(R) Growth Index is an unmanaged index which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of the Class A shares is 5/1/01. Inception of the Class B shares is 2/12/01. Inception of the Class E shares is 10/31/01. Index returns are based on an inception date of 2/12/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TURNER MID-CAP GROWTH PORTFOLIO                    FOR THE PERIOD ENDED 6/30/06
MANAGED BY TURNER INVESTMENT PARTNERS, INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


MARKET REVIEW

For the first half of 2006 the Portfolio Class A gained 4.13% versus a 2.56% increase in the Russell Midcap(R) Growth Index. The market, as represented by the S&P 500, lost 1.44% during the second quarter, lowering its year-to-date performance to 2.71%.

After a very strong first quarter, the equity markets gave ground during the second quarter due largely to concerns that continued Fed tightening would lead to lower economic growth. During the second quarter, the Federal Reserve raised rates for the 16/th/ and 17/th/ times since June 2004. The apparent fear among investors is that rising rates and accelerating inflation will stifle economic growth, which would in turn likely hurt corporate profits and stocks.

PORTFOLIO REVIEW

For the six-month period ending June 30, 2006, stock selection was strongest in the producer durables, consumer staples, and financial sectors while holdings in healthcare and autos and transportation detracted from performance. Overall, seven of the portfolio's ten sector positions beat their corresponding index sectors.

Growth-oriented holdings in the producer durables, consumer staples, and financial sectors, a 22% weighting contributed the most to performance. Semiconductor-capital-equipment, industrial-equipment, food-processing, beverage, and food-retailing shares brokerage, real-estate, investment-exchange, and diversified financial-services performed best.

The greatest detractors from performance were healthcare and autos and transportation stocks, which amounted to a 19% weighting. Biotechnology, pharmaceutical, medical-instrument, air freight/couriers, and railroad transportation share recorded significant losses.

For our part, our emphasis, as always, is on owning stocks that we think have the strongest earnings prospects. We currently favor shares of companies in the internet, specialty-retailing, consumer-electronics, consulting, staffing-services, brokerage, investment-exchange, financial-transaction-processing, coal, natural-gas-utility, managed-care, biotechnology, semiconductor, telecommunications, and wireless industries.

OUTLOOK

From our bottom-up perspective (which focuses on the business fundamentals of individual companies, not economic trends), we see a healthy rate of earnings growth continuing, a synchronized global economic expansion, and productivity gains keeping inflation low--all of which should be good for stocks. In our estimation, if the market has a safety net now, it's the skepticism of a large number of investors. We think the earnings outlook is especially promising: the companies in the Russell Midcap Growth Index are expected to increase their earnings per share by 18.6% over the next 12 months, according to a consensus of Wall Street analysts (whose earnings estimates have tended to be conservative in recent years).

Looking ahead, the market is likely to wait and see if the Fed is finally done boosting rates before making any sustained move upward. On the plus side, four catalysts have been helping to support the market, and may power any future rally. First, corporate earnings remain strong. Companies will begin reporting their earnings for the second quarter this month, and Wall Street analysts expect operating earnings to rise by a double-digit percentage for the 12/th/ consecutive quarter. Second, companies are on a mergers-and-acquisitions tear, arranging deals that could exceed $3.5 trillion in value by year-end, according to Thomson Financial. Third, companies are spending record amounts repurchasing their own stock. Finally, insider selling is low, which suggests that corporate executives are bullish on their companies' prospects and the return potential of their companies' shares.

TEAM MANAGED

THE PORTFOLIO IS MANAGED BY A COMMITTEE COMPOSED OF CHRISTOPHER K. MCHUGH, BILL MCVAIL, CFA, AND ROBERT E. TURNER, CFA. MR. MCHUGH, SENIOR PORTFOLIO MANAGER/SECURITY ANALYST, CO-FOUNDED TURNER IN 1990 AND IS THE PORTFOLIO'S LEAD MANAGER. MR. MCVAIL, SENIOR PORTFOLIO MANAGER/SECURITY ANALYST, JOINED TURNER IN 1998. MR. TURNER, CHAIRMAN AND CHIEF INVESTMENT OFFICER--GROWTH EQUITIES, CO-FOUNDED TURNER IN 1990.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TURNER MID-CAP GROWTH PORTFOLIO                    FOR THE PERIOD ENDED 6/30/06
MANAGED BY TURNER INVESTMENT PARTNERS, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------



TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/06

                                                        Percent of
              Description                               Net Assets
              ----------------------------------------------------
              International Game Technology               2.17%
              ----------------------------------------------------
              NII Holdings, Inc.                          2.03%
              ----------------------------------------------------
              Starwood Hotels & Resorts Worldwide, Inc.   1.94%
              ----------------------------------------------------
              Quest Diagnostics, Inc.                     1.91%
              ----------------------------------------------------
              Coach, Inc.                                 1.83%
              ----------------------------------------------------
              Akamai Technologies, Inc.                   1.49%
              ----------------------------------------------------
              Hansen Natural Corp.                        1.47%
              ----------------------------------------------------
              Whole Foods Market, Inc.                    1.47%
              ----------------------------------------------------
              Precision Castparts Corp.                   1.42%
              ----------------------------------------------------
              AMETEK, Inc.                                1.40%
              ----------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/06

                                    [CHART]

Technology                           19.8%
Non-cyclical                         18.7%
Cyclical                             17.6%
Industrials                          16.4%
Financials                            9.6%
Energy                                7.7%
Basic Materials                       5.2%
Communications                        5.0%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TURNER MID-CAP GROWTH PORTFOLIO                    FOR THE PERIOD ENDED 6/30/06
MANAGED BY TURNER INVESTMENT PARTNERS, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------



                  TURNER MID-CAP GROWTH PORTFOLIO MANAGED BY
    TURNER INVESTMENT PARTNERS, INC. VS. RUSSELL MIDCAP(R) GROWTH INDEX/1/
                           Growth Based on $10,000+

                                    [CHART]

                                 Russell
                                 Mid Cap
   Date             Fund       Growth Index
----------        -------      ------------
 4/30/2004        $10,000        $10,000
 6/30/2004         10,410         10,399
 9/30/2004          9,700          9,949
12/31/2004         11,230         11,336
 3/31/2005         10,960         11,146
 6/30/2005         11,341         11,529
 9/30/2005         12,131         12,284
12/31/2005         12,535         12,706
 3/31/2006         14,013         13,673
 6/30/2006         13,053         13,032




    -----------------------------------------------------------------
                                      Average Annual Return/2/
                                      (for the period ended 6/30/06)
    -----------------------------------------------------------------
                                      1 Year    Since Inception/3/
    -----------------------------------------------------------------
    Turner Mid-Cap Growth
--  Portfolio--Class A                15.10%         13.08%
          Class B                     14.96%         12.88%
    -----------------------------------------------------------------
- - Russell Midcap(R) Growth Index/1/ 13.04%         13.00%
    -----------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The Russell Midcap(R) Growth Index is an unmanaged index which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth index. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of the Class A and Class B shares is 5/1/04. Index returns are based on an inception date of 4/30/04.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
VAN KAMPEN COMSTOCK PORTFOLIO                      FOR THE PERIOD ENDED 6/30/06
MANAGED BY MORGAN STANLEY INVESTMENT MANAGEMENT, INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


MARKET CONDITIONS

During the six-month period ended June 30, 2006, conditions in the stock market exhibited a pronounced shift. The relatively tame volatility of the past few years gave way to an increasingly turbulent environment, as investors' uncertainties about rising inflation and a slowing economy intensified. Exceptionally strong gross domestic product growth in the first quarter of 2006 coupled with lofty commodity prices fueled speculation that the Federal Open Market Committee (the "Fed') would continue to raise the federal funds target rate. With consumer spending and housing data beginning to decelerate, investors increasingly acknowledged the possibility that the Fed could overshoot its target and potentially stifle economic growth. This declining sentiment led to a market correction in the final months of the period, despite generally healthy corporate profits and decent earnings growth. Against this backdrop, large-cap value stocks (in which the Portfolio primarily invests) held their ground better than their large-cap growth counterparts. As measured by the S&P 500(R) Index, the broad market's best performing sectors were telecommunication services, energy, and industrials, while information technology was the weakest performing sector.

PERFORMANCE ANALYSIS

For the six-month period ended June 30, 2006, the Portfolio's Class A shares returned 3.78 percent and B shares returned 3.68 percent. In comparison, the benchmark S&P 500 Index returned 2.71 percent for the same period. Relative to the benchmark, the largest positive contributor to the Portfolio's outperformance was in the health care sector. Our stock selection in large-cap pharmaceuticals proved advantageous, as favorable patent news and declining litigation risks helped bolster the group's valuations during the period. The Portfolio also benefited from a significant underweight relative to the S&P 500 Index in the languishing information technology sector. Consumer discretionary holdings added to relative gains, due to the improved performance of select media stocks. In contrast, the Portfolio was hampered by its considerable underweights in the energy and industrials sectors. Although these sectors have remained in investors' favor for some time, we believe the expensive valuations and unattractive risk-reward profiles of many energy and industrials stocks do not meet our strict investment criteria.

MANAGEMENT STRATEGY

At its current valuation levels, the stock market has not presented many new investment opportunities lately. Nonetheless, we continue to seek stocks with reasonable valuations relative to our assessment of fair value. The Portfolio's positioning has remained largely unchanged since we assumed management in May 2005. Accordingly, resulting from our bottom-up stock selection process, the Portfolio's most significant underweights relative to the S&P 500(R) Index were in energy, industrials, and information technology, while health care (primarily pharmaceuticals stocks) and telecommunication services were relative overweights.
PORTFOLIO MANAGEMENT

The Portfolio is managed by Van Kampen's Multi-Cap Value team which is made up of established investment professionals. Current members of the team include B. Robert Baker, Jr., Jason S. Leder and Kevin C. Holt. Mr. Baker is a Managing Director with Van Kampen and has been employed by Van Kampen since 1991.
Mr. Leder and Mr. Holt are Executive Directors with Van Kampen and have been employed by Van Kampen since 1995 and 1999, respectively.

THERE IS NO GUARANTEE THE SECURITY SECTORS MENTIONED WILL CONTINUE TO PERFORM WELL OR BE HELD BY THE PORTFOLIO IN THE FUTURE.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/06

                                                 Percent of
                    Description                  Net Assets
                    ---------------------------------------
                    AT&T, Inc.                     4.42%
                    ---------------------------------------
                    GlaxoSmithKline Plc (ADR)      4.07%
                    ---------------------------------------
                    International Paper Co.        3.79%
                    ---------------------------------------
                    Freddie Mac                    3.71%
                    ---------------------------------------
                    Verizon Communications, Inc.   3.67%
                    ---------------------------------------
                    Bristol-Myers Squibb Co.       3.41%
                    ---------------------------------------
                    Bank of America Corp.          3.36%
                    ---------------------------------------
                    Citigroup, Inc.                3.31%
                    ---------------------------------------
                    Alcoa, Inc.                    2.59%
                    ---------------------------------------
                    Wells Fargo & Co.              2.42%
                    ---------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/06

                                    [CHART]

Financials                                    27.1%
Health Care                                   18.7%
Consumer Discretionary                        14.5%
Telecommunication Services                    11.4%
Materials                                     10.0%
Consumer Staples                               9.6%
Information Technology                         4.9%
Industrials                                    1.7%
Utilities                                      1.1%
Energy                                         1.0%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
VAN KAMPEN COMSTOCK PORTFOLIO                      FOR THE PERIOD ENDED 6/30/06
MANAGED BY MORGAN STANLEY INVESTMENT MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                   VAN KAMPEN COMSTOCK PORTFOLIO MANAGED BY
MORGAN STANLEY INVESTMENT MANAGEMENT, INC. VS. S&P 500(R) INDEX/1/ AND RUSSELL
                            1000(R) VALUE INDEX/2/
                           Growth Based on $10,000+

                                    [CHART]

                                          Russell 1000
   Date             Fund      S&P 500      Value Index
----------        -------     -------     -------------
 4/30/2005        $10,000     $10,000       $10,000
 6/30/2005         10,060      10,333        10,353
 9/30/2005         10,180      10,705
12/31/2005         10,593      10,929        10,891
 3/31/2006         10,909      11,389        11,537
 6/30/2006         10,994      11,225        11,605


    --------------------------------------------------------------
                                   Average Annual Return/3/
                                   (for the period ended 6/30/06)
    --------------------------------------------------------------
                                   1 Year    Since Inception/4/
    --------------------------------------------------------------
    Van Kampen Comstock
--  Portfolio--Class A              9.28%           8.46%
          Class B                   8.98%           8.20%
    --------------------------------------------------------------
- - S&P 500(R)/1/ Index             8.63%          10.41%
    --------------------------------------------------------------
--  Russell 1000(R) Value Index/2/ 12.10%          13.61%
    --------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The S&P 500(R) Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/The Russell 1000(R) Index is an unmanaged index which measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Index does not include fees and expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/4/Inception of Class A and Class B shares is 5/1/05. Index returns are based on an inception date of 4/30/05.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolios and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from January 1, 2006 through June 30, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different Portfolios.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            1/1/06        6/30/06       1/1/06-6/30/06
MET/AIM SMALL CAP GROWTH PORTFOLIO          ------------- ------------- --------------

  Class A
  Actual                                      $1,000.00     $1,063.77       $4.81
  Hypothetical (5% return before expenses)     1,000.00      1,020.13        4.71
------------------------------------------  ------------- ------------- --------------

  Class B
  Actual                                       1,000.00      1,067.21        6.10
  Hypothetical (5% return before expenses)     1,000.00      1,018.89        5.96
------------------------------------------  ------------- ------------- --------------
  Class E
  Actual                                       1,000.00      1,066.72        5.59
  Hypothetical (5% return before expenses)     1,000.00      1,019.39        5.46
------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.94%, 1.19%, and 1.09% for the Class A, Class B, and Class E, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD**
                                            5/1/06*       6/30/06       5/1/06-6/30/06
BATTERYMARCH GROWTH AND INCOME PORTFOLIO    ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $  972.50        $1.07
  Hypothetical (5% return before expenses)     1,000.00      1,007.27         1.09
------------------------------------------  ------------- ------------- ---------------

*  Portfolio Inception May 1, 2006.
** Expenses are equal to the Portfolio's annualized expense ratio of 0.65% multiplied by the average account value over the period, multiplied by 61/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            1/1/06        6/30/06       1/1/06-6/30/06
BATTERYMARCH MID-CAP STOCK PORTFOLIO        ------------- ------------- --------------

  Class A
  Actual                                      $1,000.00     $1,036.10       $4.29
  Hypothetical (5% return before expenses)     1,000.00      1,020.58        4.26
------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.85% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            1/1/06        6/30/06       1/1/06-6/30/06
DREMAN SMALL-CAP VALUE PORTFOLIO            ------------- ------------- --------------

  Class A
  Actual                                      $1,000.00     $1,121.40       $5.79
  Hypothetical (5% return before expenses)     1,000.00      1,019.34        5.51
------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 1.10% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            1/1/06        6/30/06       1/1/06-6/30/06
FEDERATED HIGH YIELD PORTFOLIO              ------------- ------------- --------------

  Class A
  Actual                                      $1,000.00     $1,026.70       $4.42
  Hypothetical (5% return before expenses)     1,000.00      1,020.43        4.41
------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.88% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD**
                                            1/1/06        6/30/06       1/1/06-6/30/06
CYCLICAL GROWTH ETF PORTFOLIO               ------------- ------------- ---------------

  Class A*
  Actual                                      $1,000.00     $  969.30        $0.91
  Hypothetical (5% return before expenses)     1,000.00      1,007.44         0.92
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                       1,000.00      1,030.00         3.93
  Hypothetical (5% return before expenses)     1,000.00      1,020.93         3.91
------------------------------------------  ------------- ------------- ---------------

  Class E*
  Actual                                       1,000.00        969.30         1.22
  Hypothetical (5% return before expenses)     1,000.00      1,007.12         1.24
------------------------------------------  ------------- ------------- ---------------

*  Class Inception May 1, 2006.
** Expenses are equal to the Portfolio's annualized expense ratio of 0.55%, 0.78%, and 0.74% for the Class A, Class B, and Class E, respectively, multiplied by the average account value over the period, multiplied by 61/365, 181/365, and 61/365, respectively, (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD**
                                            1/1/06        6/30/06       1/1/06-6/30/06
CYCLICAL GROWTH AND INCOME ETF PORTFOLIO    ------------- ------------- ---------------

  Class A*
  Actual                                      $1,000.00     $  974.40        $0.91
  Hypothetical (5% return before expenses)     1,000.00      1,007.44         0.92
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                       1,000.00      1,019.90         3.96
  Hypothetical (5% return before expenses)     1,000.00      1,020.88         3.96
------------------------------------------  ------------- ------------- ---------------

  Class E*
  Actual                                       1,000.00        974.40         1.25
  Hypothetical (5% return before expenses)     1,000.00      1,007.09         1.27
------------------------------------------  ------------- ------------- ---------------

*  Class Inception May 1, 2006.
** Expenses are equal to the Portfolio's annualized expense ratio of 0.55%, 0.79%, and 0.76% for the Class A, Class B, and Class E, respectively, multiplied by the average account value over the period, multiplied by 61/365, 181/365, and 61/365, respectively, (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            1/1/06        6/30/06       1/1/06-6/30/06
GOLDMAN SACHS MID-CAP VALUE PORTFOLIO       ------------- ------------- --------------

  Class A
  Actual                                      $1,000.00     $1,046.90       $3.96
  Hypothetical (5% return before expenses)     1,000.00      1,020.93        3.91
------------------------------------------  ------------- ------------- --------------

  Class B
  Actual                                       1,000.00      1,045.20        5.22
  Hypothetical (5% return before expenses)     1,000.00      1,019.69        5.16
------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.78% and 1.03% for the Class A and Class B, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            1/1/06        6/30/06       1/1/06-6/30/06
HARRIS OAKMARK INTERNATIONAL PORTFOLIO      ------------- ------------- --------------

  Class A
  Actual                                      $1,000.00     $1,116.80       $4.99
  Hypothetical (5% return before expenses)     1,000.00      1,020.08        4.76
------------------------------------------  ------------- ------------- --------------

  Class B
  Actual                                       1,000.00      1,115.00        6.35
  Hypothetical (5% return before expenses)     1,000.00      1,018.79        6.06
------------------------------------------  ------------- ------------- --------------

  Class E
  Actual                                       1,000.00      1,115.90        5.82
  Hypothetical (5% return before expenses)     1,000.00      1,019.29        5.56
------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.95%, 1.21%, and 1.11% for the Class A, Class B, and Class E, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            1/1/06        6/30/06       1/1/06-6/30/06
JANUS AGGRESSIVE GROWTH PORTFOLIO           ------------- ------------- --------------

  Class A
  Actual                                      $1,000.00     $  980.40       $3.68
  Hypothetical (5% return before expenses)     1,000.00      1,021.08        3.76
------------------------------------------  ------------- ------------- --------------

  Class B
  Actual                                       1,000.00        978.90        4.91
  Hypothetical (5% return before expenses)     1,000.00      1,019.84        5.01
------------------------------------------  ------------- ------------- --------------

  Class E
  Actual                                       1,000.00        979.00        4.42
  Hypothetical (5% return before expenses)     1,000.00      1,020.33        4.51
------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.75%, 1.00%, and 0.90% for the Class A, Class B, and Class E, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            1/1/06        6/30/06       1/1/06-6/30/06
JANUS CAPITAL APPRECIATION PORTFOLIO        ------------- ------------- --------------

  Class A
  Actual                                      $1,000.00     $  919.80       $3.57
  Hypothetical (5% return before expenses)     1,000.00      1,021.08        3.76
------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.75% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            1/1/06        6/30/06       1/1/06-6/30/06
LAZARD MID-CAP PORTFOLIO                    ------------- ------------- --------------

  Class A
  Actual                                      $1,000.00     $1,031.70       $3.88
  Hypothetical (5% return before expenses)     1,000.00      1,020.98        3.86
------------------------------------------  ------------- ------------- --------------

  Class B
  Actual                                       1,000.00      1,030.90        5.14
  Hypothetical (5% return before expenses)     1,000.00      1,019.74        5.11
------------------------------------------  ------------- ------------- --------------

  Class E
  Actual                                       1,000.00      1,013.00        4.63
  Hypothetical (5% return before expenses)     1,000.00      1,020.23        4.61
------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.77%, 1.02% and 0.92% for the Class A, Class B, and Class E, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                              BEGINNING     ENDING        EXPENSES PAID
                                              ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD**
                                              1/1/06        6/30/06       1/1/06-6/30/06
LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO  ------------- ------------- ---------------

  Class A
  Actual                                        $1,000.00     $1,014.90        $3.25
  Hypothetical (5% return before expenses)       1,000.00      1,021.57         3.26
--------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.65% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD**
                                            1/1/06        6/30/06       1/1/06-6/30/06
LEGG MASON VALUE EQUITY PORTFOLIO           ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $  953.10        $3.29
  Hypothetical (5% return before expenses)     1,000.00      1,021.42         3.41
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                       1,000.00        953.10         4.65
  Hypothetical (5% return before expenses)     1,000.00      1,020.03         4.81
------------------------------------------  ------------- ------------- ---------------

  Class E*
  Actual                                       1,000.00        962.10         1.36
  Hypothetical (5% return before expenses)     1,000.00      1,006.97         1.39
------------------------------------------  ------------- ------------- ---------------

*  Class Inception May 1, 2006.
** Expenses are equal to the Portfolio's annualized expense ratio of 0.68%, 0.96%, and 0.83% for the Class A, Class B, and Class E, respectively, multiplied by the average account value over the period, multiplied by 181/365, 181/365, and 61/365, respectively, (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD**
                                            5/1/06*       6/30/06       5/1/06-6/30/06
LOOMIS SAYLES GLOBAL MARKETS PORTFOLIO      ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,000.00        $1.44
  Hypothetical (5% return before expenses)     1,000.00      1,006.92         1.44
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                       1,000.00      1,000.00         1.91
  Hypothetical (5% return before expenses)     1,000.00      1,006.45         1.91
------------------------------------------  ------------- ------------- ---------------

*  Portfolio Inception May 1, 2006.
** Expenses are equal to the Portfolio's annualized expense ratio of 0.86% and 1.14% for the Class A and Class B, respectively, multiplied by the average account value over the period, multiplied by 61/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            1/1/06        6/30/06       1/1/06-6/30/06
LORD ABBETT AMERICA'S VALUE PORTFOLIO       ------------- ------------- --------------

  Class B
  Actual                                      $1,000.00     $1,029.50       $5.54
  Hypothetical (5% return before expenses)     1,000.00      1,019.34        5.51
------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 1.10% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            1/1/06        6/30/06       1/1/06-6/30/06
LORD ABBETT BOND DEBENTURE PORTFOLIO        ------------- ------------- --------------

  Class A
  Actual                                      $1,000.00     $1,021.90       $2.76
  Hypothetical (5% return before expenses)     1,000.00      1,022.07        2.76
------------------------------------------  ------------- ------------- --------------

  Class B
  Actual                                       1,000.00      1,020.30        4.01
  Hypothetical (5% return before expenses)     1,000.00      1,020.83        4.01
------------------------------------------  ------------- ------------- --------------

  Class E
  Actual                                       1,000.00      1,021.60        3.51
  Hypothetical (5% return before expenses)     1,000.00      1,021.32        3.51
------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.55%, 0.80% and 0.70% for the Class A, Class B, and Class E, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            1/1/06        6/30/06       1/1/06-6/30/06
LORD ABBETT GROWTH AND INCOME PORTFOLIO     ------------- ------------- --------------

  Class A
  Actual                                      $1,000.00     $1,055.60       $2.70
  Hypothetical (5% return before expenses)     1,000.00      1,022.17        2.66
------------------------------------------  ------------- ------------- --------------

  Class B
  Actual                                       1,000.00      1,054.80        3.97
  Hypothetical (5% return before expenses)     1,000.00      1,020.93        3.91
------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.53% and 0.78% for the Class A and Class B, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            1/1/06        6/30/06       1/1/06-6/30/06
LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO  ------------- ------------- --------------

  Class A
  Actual                                      $1,000.00     $1,026.10       $4.52
  Hypothetical (5% return before expenses)     1,000.00      1,020.33        4.51
------------------------------------------  ------------- ------------- --------------

  Class B
  Actual                                       1,000.00      1,024.50        5.77
  Hypothetical (5% return before expenses)     1,000.00      1,019.09        5.76
------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.90% and 1.15% for the Class A and Class B, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            1/1/06        6/30/06       1/1/06-6/30/06
LORD ABBETT MID-CAP VALUE PORTFOLIO         ------------- ------------- --------------

  Class A
  Actual                                      $1,000.00     $1,007.90       $3.78
  Hypothetical (5% return before expenses)     1,000.00      1,021.03        3.81
------------------------------------------  ------------- ------------- --------------

  Class B
  Actual                                       1,000.00      1,006.40        5.02
  Hypothetical (5% return before expenses)     1,000.00      1,019.79        5.06
------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.76% and 1.01% for the Class A and Class B, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            1/1/06        6/30/06       1/1/06-6/30/06
MERCURY LARGE-CAP CORE PORTFOLIO            ------------- ------------- --------------

  Class A
  Actual                                      $1,000.00     $1,027.20       $4.72
  Hypothetical (5% return before expenses)     1,000.00      1,020.13        4.71
------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.94% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            1/1/06        6/30/06       1/1/06-6/30/06
METLIFE AGGRESSIVE STRATEGY PORTFOLIO       ------------- ------------- --------------

  Class A
  Actual                                      $1,000.00     $1,033.00       $0.50
  Hypothetical (5% return before expenses)     1,000.00      1,024.30        0.50
------------------------------------------  ------------- ------------- --------------

  Class B
  Actual                                       1,000.00      1,031.20        1.76
  Hypothetical (5% return before expenses)     1,000.00      1,023.06        1.76
------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.10% and 0.35% for the Class A and Class B, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            1/1/06        6/30/06       1/1/06-6/30/06
METLIFE BALANCED STRATEGY PORTFOLIO         ------------- ------------- --------------

  Class A
  Actual                                      $1,000.00     $1,029.30       $0.40
  Hypothetical (5% return before expenses)     1,000.00      1,024.40        0.40
------------------------------------------  ------------- ------------- --------------

  Class B
  Actual                                       1,000.00      1,026.70        1.71
  Hypothetical (5% return before expenses)     1,000.00      1,023.11        1.71
------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.08% and 0.34% for the Class A and Class B, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            1/1/06        6/30/06       1/1/06-6/30/06
METLIFE DEFENSIVE STRATEGY PORTFOLIO        ------------- ------------- --------------

  Class A
  Actual                                      $1,000.00     $1,016.50       $0.45
  Hypothetical (5% return before expenses)     1,000.00      1,024.35        0.45
------------------------------------------  ------------- ------------- --------------

  Class B
  Actual                                       1,000.00      1,013.80        1.75
  Hypothetical (5% return before expenses)     1,000.00      1,023.06        1.76
------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.09% and 0.35% for the Class A and Class B, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            1/1/06        6/30/06       1/1/06-6/30/06
METLIFE GROWTH STRATEGY PORTFOLIO           ------------- ------------- --------------

  Class A
  Actual                                      $1,000.00     $1,034.30       $0.45
  Hypothetical (5% return before expenses)     1,000.00      1,024.35        0.45
------------------------------------------  ------------- ------------- --------------

  Class B
  Actual                                       1,000.00      1,030.90        1.71
  Hypothetical (5% return before expenses)     1,000.00      1,023.11        1.71
------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.09% and 0.34% for the Class A and Class B respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            1/1/06        6/30/06       1/1/06-6/30/06
METLIFE MODERATE STRATEGY PORTFOLIO         ------------- ------------- --------------

  Class A
  Actual                                      $1,000.00     $1,022.10       $0.50
  Hypothetical (5% return before expenses)     1,000.00      1,024.30        0.50
------------------------------------------  ------------- ------------- --------------

  Class B
  Actual                                       1,000.00      1,019.40        1.70
  Hypothetical (5% return before expenses)     1,000.00      1,023.11        1.71
------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.10% and 0.34% for the Class A and Class B, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD**
                                            5/1/06*       6/30/06       5/1/06-6/30/06
MFS(R) EMERGING MARKETS EQUITY PORTFOLIO    ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $  874.00        $2.04
  Hypothetical (5% return before expenses)     1,000.00      1,006.18         2.18
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                       1,000.00        873.00         2.46
  Hypothetical (5% return before expenses)     1,000.00      1,005.73         2.63
------------------------------------------  ------------- ------------- ---------------

*  Portfolio Inception May 1, 2006.
** Expenses are equal to the Portfolio's annualized expense ratio of 1.30% and 1.57% for the Class A and Class B, respectively, multiplied by the average account value over the period, multiplied by 61/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            1/1/06        6/30/06       1/1/06-6/30/06
MFS(R) RESEARCH INTERNATIONAL PORTFOLIO     ------------- ------------- --------------

  Class A
  Actual                                      $1,000.00     $1,101.20       $4.85
  Hypothetical (5% return before expenses)     1,000.00      1,020.18        4.66
------------------------------------------  ------------- ------------- --------------

  Class B
  Actual                                       1,000.00      1,098.90        6.14
  Hypothetical (5% return before expenses)     1,000.00      1,018.94        5.91
------------------------------------------  ------------- ------------- --------------

  Class E
  Actual                                       1,000.00      1,100.40        5.62
  Hypothetical (5% return before expenses)     1,000.00      1,019.44        5.41
------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.93%, 1.18%, and 1.08% for the Class A, Class B, and Class E, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            1/1/06        6/30/06       1/1/06-6/30/06
MFS(R) VALUE PORTFOLIO                      ------------- ------------- --------------

  Class A
  Actual                                      $1,000.00     $1,062.30       $5.06
  Hypothetical (5% return before expenses)     1,000.00      1,019.89        4.96
------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.99% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            1/1/06        6/30/06       1/1/06-6/30/06
NEUBERGER BERMAN REAL ESTATE PORTFOLIO      ------------- ------------- --------------

  Class A
  Actual                                      $1,000.00     $1,161.40       $3.64
  Hypothetical (5% return before expenses)     1,000.00      1,021.42        3.41
------------------------------------------  ------------- ------------- --------------

  Class B
  Actual                                       1,000.00      1,160.20        4.98
  Hypothetical (5% return before expenses)     1,000.00      1,020.18        4.66
------------------------------------------  ------------- ------------- --------------

  Class E
  Actual                                       1,000.00      1,160.00        4.45
  Hypothetical (5% return before expenses)     1,000.00      1,020.68        4.16
------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.68%, 0.93%, and 0.83% for the Class A, Class B, and Class E, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            1/1/06        6/30/06       1/1/06-6/30/06
OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO  ------------- ------------- --------------

  Class A
  Actual                                      $1,000.00     $  997.90       $3.17
  Hypothetical (5% return before expenses)     1,000.00      1,021.62        3.21
------------------------------------------  ------------- ------------- --------------

  Class B
  Actual                                       1,000.00        997.80        4.46
  Hypothetical (5% return before expenses)     1,000.00      1,020.33        4.51
------------------------------------------  ------------- ------------- --------------

  Class E
  Actual                                       1,000.00        997.70        3.96
  Hypothetical (5% return before expenses)     1,000.00      1,020.83        4.01
------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.64%, 0.90%, and 0.80% for the Class A, Class B, and Class E, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD**
                                            1/1/06        6/30/06       1/1/06-6/30/06
PIMCO INFLATION PROTECTED BOND PORTFOLIO    ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $  991.50        $2.72
  Hypothetical (5% return before expenses)     1,000.00      1,022.07         2.76
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                       1,000.00        989.94         3.95
  Hypothetical (5% return before expenses)     1,000.00      1,020.83         4.01
------------------------------------------  ------------- ------------- ---------------

  Class E*
  Actual                                       1,000.00      1,001.51         1.21
  Hypothetical (5% return before expenses)     1,000.00      1,007.29         1.21
------------------------------------------  ------------- ------------- ---------------

*  Class Inception May 1, 2006.
** Expenses are equal to the Portfolio's annualized expense ratio of 0.55%, 0.80%, and 0.73% for the Class A, Class B, and Class E, respectively, multiplied by the average account value over the period, multiplied by 181/365, 181/365, and 61/365, respectively, (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            1/1/06        6/30/06       1/1/06-6/30/06
PIMCO TOTAL RETURN PORTFOLIO                ------------- ------------- --------------

  Class A
  Actual                                      $1,000.00     $  996.60       $2.82
  Hypothetical (5% return before expenses)     1,000.00      1,021.97        2.86
------------------------------------------  ------------- ------------- --------------

  Class B
  Actual                                       1,000.00        994.30        4.05
  Hypothetical (5% return before expenses)     1,000.00      1,020.73        4.11
------------------------------------------  ------------- ------------- --------------

  Class C
  Actual                                       1,000.00        995.00        3.56
  Hypothetical (5% return before expenses)     1,000.00      1,021.22        3.61
------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.57%, 0.82%, and 0.72% for the Class A, Class B, and Class E, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            1/1/06        6/30/06       1/1/06-6/30/06
PIONEER FUND PORTFOLIO                      ------------- ------------- --------------

  Class A
  Actual                                      $1,000.00     $1,044.30       $5.88
  Hypothetical (5% return before expenses)     1,000.00      1,019.04        5.81
------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 1.16% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            1/1/06        6/30/06       1/1/06-6/30/06
PIONEER MID-CAP VALUE PORTFOLIO             ------------- ------------- --------------

  Class A
  Actual                                      $1,000.00     $1,014.90       $5.00
  Hypothetical (5% return before expenses)     1,000.00      1,019.84        5.01
------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 1.00% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            1/1/06        6/30/06       1/1/06-6/30/06
MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO  ------------- ------------- --------------

  Class A
  Actual                                      $1,000.00     $1,065.20       $6.96
  Hypothetical (5% return before expenses)     1,000.00      1,018.05        6.80
------------------------------------------  ------------- ------------- --------------

  Class B
  Actual                                       1,000.00      1,063.20        8.29
  Hypothetical (5% return before expenses)     1,000.00      1,016.76        8.10
------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 1.36% and 1.62% for the Class A and Class B, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            1/1/06        6/30/06       1/1/06-6/30/06
RCM GLOBAL TECHNOLOGY PORTFOLIO             ------------- ------------- --------------

  Class A
  Actual                                      $1,000.00     $  941.29       $5.10
  Hypothetical (5% return before expenses)     1,000.00      1,019.54        5.31
------------------------------------------  ------------- ------------- --------------

  Class B
  Actual                                       1,000.00        940.59        6.35
  Hypothetical (5% return before expenses)     1,000.00      1,018.25        6.61
------------------------------------------  ------------- ------------- --------------

  Class E
  Actual                                       1,000.00        940.83        5.87
  Hypothetical (5% return before expenses)     1,000.00      1,018.74        6.11
------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 1.06% , 1.32% , and 1.22%. for the Class A, Class B, and Class E, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            1/1/06        6/30/06       1/1/06-6/30/06
THIRD AVENUE SMALL CAP VALUE PORTFOLIO      ------------- ------------- --------------

  Class A
  Actual                                      $1,000.00     $1,058.00       $4.08
  Hypothetical (5% return before expenses)     1,000.00      1,020.83        4.01
------------------------------------------  ------------- ------------- --------------

  Class B
  Actual                                       1,000.00      1,056.60        5.35
  Hypothetical (5% return before expenses)     1,000.00      1,019.59        5.26
------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.80% and 1.05% for the Class A and Class B, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            1/1/06        6/30/06       1/1/06-6/30/06
T. ROWE PRICE MID-CAP GROWTH PORTFOLIO      ------------- ------------- --------------

  Class A
  Actual                                      $1,000.00     $1,010.90       $3.99
  Hypothetical (5% return before expenses)     1,000.00      1,020.83        4.01
------------------------------------------  ------------- ------------- --------------

  Class B
  Actual                                       1,000.00      1,008.60        5.23
  Hypothetical (5% return before expenses)     1,000.00      1,019.59        5.26
------------------------------------------  ------------- ------------- --------------

  Class E
  Actual                                       1,000.00      1,009.80        4.73
  Hypothetical (5% return before expenses)     1,000.00      1,020.08        4.76
------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.80%, 1.05%, and 0.95% for the Class A, Class B, and Class E, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            1/1/06        6/30/06       1/1/06-6/30/06
TURNER MID-CAP GROWTH PORTFOLIO             ------------- ------------- --------------

  Class A
  Actual                                      $1,000.00     $1,041.30       $4.45
  Hypothetical (5% return before expenses)     1,000.00      1,020.43        4.41
------------------------------------------  ------------- ------------- --------------

  Class B
  Actual                                       1,000.00      1,040.70        5.72
  Hypothetical (5% return before expenses)     1,000.00      1,019.19        5.66
------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.88% and 1.13% for the Class A and Class B, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            1/1/06        6/30/06       1/1/06-6/30/06
VAN KAMPEN COMSTOCK PORTFOLIO               ------------- ------------- --------------

  Class A
  Actual                                      $1,000.00     $1,037.80       $3.44
  Hypothetical (5% return before expenses)     1,000.00      1,021.42        3.41
------------------------------------------  ------------- ------------- --------------

  Class B
  Actual                                       1,000.00      1,036.80        4.70
  Hypothetical (5% return before expenses)     1,000.00      1,020.18        4.66
------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.68% and 0.93% for the Class A and Class B, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
MET/AIM SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)



       -----------------------------------------------------------------
       SECURITY                                               VALUE
       DESCRIPTION                                 SHARES    (NOTE 2)
       -----------------------------------------------------------------

       COMMON STOCKS - 95.8%
       ADVERTISING - 0.0%
       inVentiv Health, Inc.*(a).................      257 $       7,396
                                                           -------------
       AEROSPACE & DEFENSE - 1.8%
       Aeroflex, Inc.*(a)........................  336,370     3,925,438
       Armor Holdings, Inc.*(a)..................       86         4,715
       DRS Technologies, Inc.....................      113         5,509
       Innovative Solutions & Support, Inc.*(a)..      297         4,176
       TransDigm Group, Inc.*....................  120,073     2,875,748
       United Industrial Corp.(a)................   72,989     3,302,752
       World Fuel Services Corp.(a)..............    1,079        49,300
                                                           -------------
                                                              10,167,638
                                                           -------------
       AIRLINES - 0.0%
       Continental Airlines, Inc., Class B*(a)...      507        15,109
       SkyWest, Inc.(a)..........................      304         7,539
                                                           -------------
                                                                  22,648
                                                           -------------
       AUTO COMPONENTS - 0.0%
       Wabtec Corp.(a)...........................      294        10,996
                                                           -------------
       AUTOMOBILES - 0.0%
       Thor Industries, Inc.(a)..................      221        10,707
                                                           -------------
       BANKS - 3.9%
       Boston Private Financial Holdings, Inc.(a)       60         1,674
       Cascade Bancorp(a)........................       79         2,252
       City Holding Co...........................       53         1,916
       Corus Bankshares, Inc.(a).................      124         3,246
       East West Bancorp, Inc.(a)................  133,429     5,058,294
       First Bancorp.............................      408         3,795
       Frontier Financial Corp.(a)...............       93         3,161
       Hanmi Financial Corp.(a)..................      157         3,052
       PrivateBancorp, Inc.(a)...................   73,057     3,025,290
       Sandy Spring Bancorp, Inc.(a).............       71         2,560
       SVB Financial Group*(a)...................   93,889     4,268,194
       Texas Capital Bancshares, Inc.*(a)........  121,674     2,835,004
       Texas Regional Bancshares, Inc. -
         Class A(a)..............................   91,899     3,484,810
       UCBH Holdings, Inc.(a)....................  228,980     3,787,329
       Virginia Commerce Bancorp*(a).............      247         5,915
       Westamerica Bancorporation(a).............      228        11,165
       Wilshire Bancorp, Inc.(a).................      325         5,857
                                                           -------------
                                                              22,503,514
                                                           -------------
       BEVERAGES - 0.0%
       Hansen Natural Corp.*(a)..................       24         4,569
                                                           -------------
       BIOTECHNOLOGY - 1.6%
       Cotherix, Inc.*(a)........................      269         2,316
       CV Therapeutics, Inc.*(a).................   97,548     1,362,746
       deCODE genetics, Inc.*(a).................      280         1,733
       Digene Corp.*(a)..........................      165         6,392
       ICOS Corp.*(a)............................      370         8,136
       LifeCell Corp.*(a)........................      410        12,677

         --------------------------------------------------------------
         SECURITY                                            VALUE
         DESCRIPTION                              SHARES    (NOTE 2)
         --------------------------------------------------------------

         BIOTECHNOLOGY - CONTINUED
         Millipore Corp.*(a)....................   48,113 $   3,030,638
         Myogen, Inc.*(a).......................   63,194     1,832,626
         Myriad Genetics, Inc.*(a)..............  122,690     3,097,922
         OraSure Technologies, Inc.*(a).........      258         2,456
         PRA International*(a)..................      336         7,483
         Progenics Pharmaceuticals, Inc.*(a)....      159         3,826
         Serologicals Corp.*(a).................      132         4,150
         Tanox, Inc.*(a)........................      379         5,242
         Techne Corp.*(a).......................       87         4,430
         ViaCell, Inc.*(a)......................      432         1,966
                                                          -------------
                                                              9,384,739
                                                          -------------
         BUILDING MATERIALS - 0.0%
         Beacon Roofing Supply, Inc.*(a)........      360         7,924
                                                          -------------
         BUILDING PRODUCTS - 0.0%
         Drew Industries, Inc.*(a)..............      232         7,517
         Lennox International, Inc.(a)..........      279         7,388
         Simpson Manufacturing Co., Inc.(a).....       72         2,595
                                                          -------------
                                                                 17,500
                                                          -------------
         CHEMICALS - 0.3%
         Rockwood Holdings, Inc.*...............   70,450     1,621,054
         Westlake Chemical Corp.................       31           924
                                                          -------------
                                                              1,621,978
                                                          -------------
         COMMERCIAL SERVICES & SUPPLIES - 7.9%
         Advisory Board Co.*(a).................   91,228     4,387,154
         Aleris International, Inc.*............      159         7,290
         aQuantive, Inc.*(a)....................  175,037     4,433,687
         Barrett Business Services, Inc.*.......      308         5,652
         Bright Horizons Family Solutions, Inc.*       98         3,694
         Cogent, Inc.*(a).......................  161,067     2,427,280
         CoStar Group, Inc.*(a).................   90,979     5,443,274
         CSG Systems International, Inc.*(a)....      156         3,859
         eFunds Corp.*..........................      312         6,880
         Euronet Worldwide, Inc.*(a)............  185,564     7,120,091
         Gevity HR, Inc.(a).....................      118         3,133
         Global Payments, Inc.(a)...............   66,412     3,224,303
         Heartland Payment Systems, Inc.*(a)....      308         8,587
         Heidrick & Struggles International,
           Inc.*(a).............................       23           778
         Huron Consulting Group, Inc.*(a).......      706        24,774
         Jarden Corp.*(a).......................    1,129        34,378
         Kenexa Corp.*(a).......................      319        10,160
         Kforce, Inc.*(a).......................      491         7,606
         Korn/Ferry International*(a)...........  223,866     4,385,535
         Labor Ready, Inc.*(a)..................      477        10,804
         LECG Corp.*(a).........................      249         4,599
         Liquidity Services, Inc.*..............      208         3,239
         Mobile Mini, Inc.*(a)..................      130         3,804
         MoneyGram International, Inc.(a).......      144         4,889
         MPS Group, Inc.*(a)....................  301,951     4,547,382

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/AIM SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


         -------------------------------------------------------------
         SECURITY                                           VALUE
         DESCRIPTION                             SHARES    (NOTE 2)
         -------------------------------------------------------------

         COMMERCIAL SERVICES & SUPPLIES - CONTINUED
         Navarre Corp.*(a).....................      156 $         777
         Navigant Consulting, Inc.*(a).........      391         8,856
         On Assignment, Inc.*(a)...............      550         5,054
         Pediatrix Medical Group, Inc.*(a).....  108,450     4,912,785
         Providence Service Corp.*(a)..........      128         3,485
         Resources Connection, Inc.*(a)........      317         7,931
         Sotheby's Holdings, Inc. - Class A*(a)      885        23,231
         Traffic.com, Inc.*(a).................      294         1,643
         United Rentals, Inc.*(a)..............  129,954     4,155,929
                                                         -------------
                                                            45,232,523
                                                         -------------
         COMMUNICATIONS EQUIPMENT & SERVICES - 1.9%
         Arris Group, Inc.*(a).................    1,497        19,641
         CommScope, Inc.*(a)...................      312         9,803
         Comtech Telecommunications Corp.*.....       56         1,639
         DSP Group, Inc.*......................      258         6,411
         NETGEAR, Inc.*(a).....................  222,832     4,824,313
         Polycom, Inc.*(a).....................  265,759     5,825,437
         Spectralink Corp.(a)..................      589         5,195
                                                         -------------
                                                            10,692,439
                                                         -------------
         COMPUTERS & PERIPHERALS - 0.7%
         Intergraph Corp.*.....................      174         5,479
         Mercury Computer Systems, Inc.*(a)....      144         2,216
         MICROS Systems, Inc.*(a)..............   95,715     4,180,831
         Palm, Inc.*(a)........................      347         5,587
                                                         -------------
                                                             4,194,113
                                                         -------------
         CONSTRUCTION MATERIALS - 0.9%
         Eagle Materials, Inc.(a)..............  108,285     5,143,537
         Perini Corp.*(a)......................      163         3,668
         Walter Industries, Inc.(a)............       98         5,650
                                                         -------------
                                                             5,152,855
                                                         -------------
         CONTAINERS & PACKAGING - 0.0%
         Silgan Holdings, Inc..................      133         4,922
                                                         -------------
         ELECTRIC UTILITIES - 0.7%
         Pike Electric Corp.*(a)...............  209,947     4,043,579
                                                         -------------
         ELECTRICAL EQUIPMENT & SERVICES - 3.8%
         Actuant Corp. - Class A(a)............   71,810     3,586,909
         Acuity Brands, Inc.(a)................  108,958     4,239,556
         Coherent, Inc.*(a)....................  132,548     4,470,844
         General Cable Corp.*(a)...............  141,800     4,963,000
         Metrologic Instruments, Inc.*(a)......      278         4,173
         Paxar Corp.*(a).......................      148         3,044
         Regal-Beloit Corp.(a).................   93,551     4,130,277
                                                         -------------
                                                            21,397,803
                                                         -------------
         ELECTRONIC EQUIPMENT & INSTRUMENTS - 3.8%
         Anixter International, Inc.(a)........      146         6,929
         Greatbatch, Inc.*(a)..................      249         5,876
         Hittite Microwave Corp.*(a)...........      132         4,773
         Intevac, Inc.*(a).....................      478        10,363

       ------------------------------------------------------------------
       SECURITY                                                VALUE
       DESCRIPTION                                  SHARES    (NOTE 2)
       ------------------------------------------------------------------

       ELECTRONIC EQUIPMENT & INSTRUMENTS - CONTINUED
       Itron, Inc.*...............................      133 $       7,882
       Optimal Group, Inc.*.......................      986        13,321
       Orbotech, Ltd.*(a).........................  108,543     2,488,891
       Plexus Corp.*(a)...........................       73         2,497
       ScanSource, Inc.*(a).......................       96         2,815
       ThermoGenesis Corp.*(a)....................      737         3,036
       Thomas & Betts Corp.*......................  131,919     6,767,445
       Trimble Navigation, Ltd.*..................  128,856     5,752,132
       WESCO International, Inc.*(a)..............   95,102     6,562,038
                                                            -------------
                                                               21,627,998
                                                            -------------
       ENERGY EQUIPMENT & SERVICES - 2.1%
       FMC Technologies, Inc.*(a).................   97,973     6,609,259
       Global Industries, Ltd.*...................      314         5,244
       Key Energy Services, Inc.*.................      475         7,244
       Oil States International, Inc.*(a).........      216         7,405
       TETRA Technologies, Inc.*..................      498        15,084
       Veritas DGC, Inc.*(a)......................  100,278     5,172,339
       W-H Energy Services, Inc.*(a)..............      210        10,674
                                                            -------------
                                                               11,827,249
                                                            -------------
       FINANCIAL - DIVERSIFIED - 1.4%
       Advanta Corp. - Class B(a).................      144         5,177
       Bankrate, Inc.*(a).........................      335        12,649
       First Cash Financial Services, Inc.*.......      113         2,232
       Gladstone Capital Corp.(a).................      125         2,674
       Greenhill & Co., Inc.(a)...................   44,600     2,709,896
       IntercontinentalExchange, Inc.*(a).........       34         1,970
       International Securities Exchange, Inc.(a).      710        27,030
       Jackson Hewitt Tax Service, Inc............   93,785     2,940,160
       National Financial Partners Corp.(a).......   53,176     2,356,228
       optionsXpress Holdings, Inc................      793        18,485
       Portfolio Recovery Associates, Inc.*(a)....       70         3,199
                                                            -------------
                                                                8,079,700
                                                            -------------
       FINANCIAL SERVICES - 0.9%
       Accredited Home Lenders Holding Co.*.......       51         2,438
       Affiliated Managers Group, Inc.*(a)........   56,065     4,871,488
       Calamos Asset Management, Inc. - Class A(a)      345        10,002
       CompuCredit Corp.*(a)......................       87         3,344
                                                            -------------
                                                                4,887,272
                                                            -------------
       FOOD & DRUG RETAILING - 1.5%
       Longs Drug Stores Corp.(a).................   97,115     4,430,387
       Performance Food Group Co.*(a).............  138,919     4,220,359
                                                            -------------
                                                                8,650,746
                                                            -------------
       FOOD PRODUCTS - 0.5%
       Delta & Pine Land Co.(a)...................  102,606     3,016,616
       Gold Kist, Inc.*(a)........................       70           936
       TreeHouse Foods, Inc.*(a)..................      237         5,662
                                                            -------------
                                                                3,023,214
                                                            -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/AIM SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


         --------------------------------------------------------------
         SECURITY                                            VALUE
         DESCRIPTION                              SHARES    (NOTE 2)
         --------------------------------------------------------------

         HEALTH CARE EQUIPMENT & SUPPLIES - 5.9%
         Advanced Medical Optics, Inc.*(a)......       72 $       3,650
         American Medical Systems Holdings,
           Inc.*(a).............................  246,642     4,106,606
         ArthroCare Corp.*(a)...................       73         3,067
         Cyberonics, Inc.*(a)...................  135,661     2,892,292
         Dexcom, Inc.*(a).......................      189         2,567
         Encore Medical Corp.*(a)...............      621         2,987
         ev3, Inc.*(a)..........................      219         3,243
         Foxhollow Technologies, Inc.*(a).......      269         7,349
         Gen-Probe, Inc.*.......................   80,219     4,330,222
         Haemonetics Corp.*.....................      422        19,627
         I-Flow Corp.*(a).......................      767         8,299
         Immucor, Inc.*.........................        1            10
         Integra LifeSciences Holdings*(a)......  106,500     4,133,265
         Intuitive Surgical, Inc.*(a)...........      136        16,044
         Kyphon, Inc.*..........................       68         2,608
         LCA-Vision, Inc........................      117         6,190
         Mentor Corp.(a)........................  106,370     4,627,095
         Molecular Devices Corp.*(a)............      117         3,576
         NuVasive, Inc.*(a).....................  235,855     4,299,637
         Palomar Medical Technologies, Inc.*(a).   14,948       682,077
         STERIS Corp.(a)........................       85         1,943
         Thoratec Corp.*(a).....................      487         6,755
         Varian, Inc.*(a).......................  106,277     4,411,558
         Ventana Medical Systems, Inc.*(a)......       98         4,624
         Wright Medical Group, Inc.*(a).........  181,798     3,805,032
                                                          -------------
                                                             33,380,323
                                                          -------------
         HEALTH CARE PROVIDERS & SERVICES - 4.6%
         Amedisys, Inc.*........................       25           948
         America Service Group, Inc.*...........      381         5,913
         Amsurg Corp.*(a).......................  120,531     2,742,080
         Bio-Reference Laboratories, Inc.*(a)...      123         2,676
         Centene Corp.*.........................    1,025        24,118
         Dialysis Corp. Of America*(a)..........       12           133
         Genesis HealthCare Corp.*(a)...........   93,880     4,447,096
         Hythiam, Inc.*(a)......................    1,929        13,445
         LHC Group, Inc.*(a)....................      573        11,414
         LifePoint Hospitals, Inc.*(a)..........  118,443     3,805,574
         Magellan Health Services, Inc.*........   85,899     3,892,084
         Matria Healthcare, Inc.*(a)............      149         3,192
         Odyssey Healthcare, Inc.*(a)...........      351         6,167
         Omnicell, Inc.*(a).....................    2,247        31,054
         Per-Se Technologies, Inc.*(a)..........  187,690     4,726,034
         PSS World Medical, Inc.*...............    1,495        26,387
         Radiation Therapy Services, Inc.*(a)...      941        25,322
         Sierra Health Services, Inc.*(a).......      137         6,169
         United Surgical Partners International,
           Inc.*(a).............................      698        20,989
         VCA Antech, Inc.*(a)...................  196,250     6,266,262
         WellCare Health Plans, Inc.*(a)........      310        15,206
                                                          -------------
                                                             26,072,263
                                                          -------------

        ----------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                                SHARES    (NOTE 2)
        ----------------------------------------------------------------

        HOTELS, RESTAURANTS & LEISURE - 4.0%
        Ambassadors Group, Inc.(a)...............      258 $       7,451
        Applebee's International, Inc.(a)........  143,576     2,759,531
        Bluegreen Corp.*(a)......................      315         3,610
        California Pizza Kitchen, Inc.*(a).......      221         6,073
        Century Casinos, Inc.*...................    1,619        17,339
        Choice Hotels International, Inc.(a).....   86,312     5,230,507
        Four Seasons Hotels, Inc.................   55,671     3,420,426
        IHOP Corp.(a)............................      119         5,721
        Intrawest Corp...........................      212         6,754
        Jack in the Box, Inc.*(a)................  106,960     4,192,832
        Multimedia Games, Inc.*(a)...............      505         5,116
        Orient-Express Hotels Ltd.(a)............      450        17,478
        P.F. Chang's China Bistro, Inc.*(a)......   96,332     3,662,543
        Papa John's International, Inc.*(a)......      256         8,499
        RARE Hospitality International, Inc.*(a).  129,889     3,735,608
        Speedway Motorsports, Inc................       78         2,944
        WMS Industries, Inc.*(a).................      415        11,367
                                                           -------------
                                                              23,093,799
                                                           -------------
        HOUSEHOLD DURABLES - 0.8%
        Champion Enterprises, Inc.*(a)...........      676         7,463
        Ethan Allen Interiors, Inc.(a)...........      132         4,825
        Knoll, Inc.(a)...........................      322         5,912
        Matthews International Corp. - Class A(a)       41         1,413
        Select Comfort Corp.*(a).................      456        10,474
        Stanley Furniture Co., Inc.(a)...........       86         2,061
        Tempur-Pedic International, Inc.*(a).....  337,763     4,563,178
        WCI Communities, Inc.*(a)................      119         2,397
                                                           -------------
                                                               4,597,723
                                                           -------------
        HOUSEHOLD PRODUCTS - 0.7%
        Church & Dwight, Inc.(a).................  116,331     4,236,775
                                                           -------------
        INDUSTRIAL CONGLOMERATES - 0.8%
        Ceradyne, Inc.*(a).......................   92,451     4,575,400
                                                           -------------
        INFORMATION SERVICES - 0.1%
        Merge Technologies, Inc.*(a).............   63,991       787,729
                                                           -------------
        INSURANCE - 1.4%
        HCC Insurance Holdings, Inc..............  142,087     4,183,041
        HealthExtras, Inc.*(a)...................      463        13,992
        ProAssurance Corp.*(a)...................   81,645     3,933,656
        Selective Insurance Group, Inc.(a).......       94         5,252
        U.S.I. Holdings Corp. *..................      244         3,272
                                                           -------------
                                                               8,139,213
                                                           -------------
        INTERNET & CATALOG RETAIL - 0.9%
        Baby Universe, Inc.*(a)..................       16           134
        Blue Nile, Inc.*(a)......................      265         8,522
        Coldwater Creek, Inc.*(a)................  195,204     5,223,659
        DrugMax, Inc.*...........................    5,401         3,079
        GSI Commerce, Inc.*(a)...................      614         8,307

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/AIM SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


        ----------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                                SHARES    (NOTE 2)
        ----------------------------------------------------------------

        INTERNET & CATALOG RETAIL - CONTINUED
        Insight Enterprises, Inc.*(a)............      410 $       7,810
        ValueVision Media, Inc*(a)...............    2,192        24,178
                                                           -------------
                                                               5,275,689
                                                           -------------
        INTERNET SOFTWARE & SERVICES - 2.6%
        Acxiom Corp.(a)..........................      422        10,550
        Allscripts Healthcare Solutions, Inc.*(a)  189,048     3,317,792
        Avocent Corp.*(a)........................      256         6,720
        CNET Networks, Inc.*(a)..................      644         5,139
        DealerTrack Holdings, Inc.*(a)...........      303         6,699
        Digitas, Inc.*(a)........................  310,558     3,608,684
        Equinix, Inc.*(a)........................      523        28,692
        F5 Networks, Inc.*(a)....................   89,407     4,781,486
        Infocrossing, Inc.*(a)...................    2,329        26,900
        j2 Global Communications, Inc.*(a).......      158         4,933
        John H. Harland Co.(a)...................       65         2,828
        LivePerson, Inc.*........................    3,134        15,200
        United Online, Inc.(a)...................      229         2,748
        ValueClick, Inc.*(a).....................  192,418     2,953,616
        Vocus, Inc.*(a)..........................      180         2,565
                                                           -------------
                                                              14,774,552
                                                           -------------
        IT CONSULTING & SERVICES - 0.0%
        Covansys Corp.*..........................      279         3,507
        FTI Consulting, Inc.*(a).................      167         4,471
        MarketAxess Holdings, Inc.*(a)...........      797         8,775
        Perot Systems Corp. - Class A*(a)........      215         3,113
        Workstream, Inc.*........................    3,016         4,464
                                                           -------------
                                                                  24,330
                                                           -------------
        LEISURE EQUIPMENT & PRODUCTS - 0.8%
        Marvel Entertainment, Inc.*(a)...........  218,023     4,360,460
        Oakley, Inc.(a)..........................      292         4,920
        Polaris Industries, Inc.(a)..............      206         8,920
                                                           -------------
                                                               4,374,300
                                                           -------------
        MACHINERY - 1.6%
        American Railcar Industries, Inc.........      505        16,721
        Applied Industrial Technologies, Inc.(a).      248         6,017
        JLG Industries, Inc.(a)..................  186,954     4,206,465
        Joy Global, Inc..........................       52         2,709
        Lincoln Electric Holdings, Inc.(a).......   73,379     4,597,194
        Manitowoc Co., Inc. (The)(a).............      290        12,905
        Terex Corp.*.............................       65         6,415
                                                           -------------
                                                               8,848,426
                                                           -------------
        MEDIA - 0.0%
        Catalina Marketing Corp.(a)..............      274         7,798
        Genius Products, Inc.*...................    6,831        12,159
        Harris Interactive, Inc.*(a).............      977         5,569
        Lions Gate Entertainment Corp.*..........    3,121        26,684
        NetFlix, Inc.*(a)........................      294         8,000
        Playboy Enterprises, Inc. - Class B*(a)..      369         3,683
        Sonic Solutions, Inc.*(a)................      802        13,233
                                                           -------------
                                                                  77,126
                                                           -------------

        ---------------------------------------------------------------
        SECURITY                                             VALUE
        DESCRIPTION                               SHARES    (NOTE 2)
        ---------------------------------------------------------------

        METALS & MINING - 1.0%
        Allegheny Technologies, Inc.............      222 $      15,371
        Birch Mountain Resources Ltd.*(a).......      755         3,760
        Carpenter Technology Corp.(a)...........   48,357     5,585,234
        Century Aluminum Co.*(a)................      131         4,675
        Cleveland-Cliffs, Inc.(a)...............       30         2,379
        Quanex Corp.(a).........................       41         1,744
        Reliance Steel & Aluminum Co............      142        11,779
                                                          -------------
                                                              5,624,942
                                                          -------------
        OIL & GAS - 7.1%
        Basic Energy Services, Inc.*(a).........      183         5,594
        Bill Barrett Corp.*(a)..................  117,540     3,480,359
        Callon Petroleum Co.*(a)................      275         5,319
        Carrizo Oil & Gas, Inc.*(a).............      192         6,012
        Clayton Williams Energy, Inc.*(a).......      156         5,388
        Core Laboratories N.V.*.................   88,320     5,391,053
        Edge Petroleum Corp.*...................      131         2,617
        Encore Acquisition Co.*(a)..............  181,225     4,862,267
        Frontier Oil Corp.(a)...................      350        11,340
        Gasco Energy, Inc.*(a)..................      781         3,475
        Grey Wolf, Inc.*(a).....................  507,197     3,905,417
        Helix Energy Solutions Group, Inc.*(a)..      384        15,498
        Helmerich & Payne, Inc..................       82         4,941
        Holly Corp.(a)..........................      100         4,820
        Hydril*(a)..............................   63,833     5,012,167
        KCS Energy, Inc.*(a)....................      346        10,276
        Parker Drilling Co.*(a).................      803         5,766
        Pioneer Drilling Co.*(a)................      343         5,296
        Range Resources Corp.(a)................  164,009     4,459,405
        Remington Oil & Gas Corp.*(a)...........      131         5,760
        St. Mary Land & Exploration Co.(a)......      589        23,707
        Superior Energy Services, Inc.*(a)......  141,334     4,791,223
        Unit Corp.*(a)..........................  102,712     5,843,286
        W&T Offshore, Inc.(a)...................      154         5,989
        Whiting Petroleum Corp.*(a).............   59,398     2,486,994
                                                          -------------
                                                             40,353,969
                                                          -------------
        PERSONAL PRODUCTS - 0.0%
        NBTY, Inc.*.............................      273         6,528
        Parlux Fragrances, Inc.*(a).............      318         3,081
                                                          -------------
                                                                  9,609
                                                          -------------
        PHARMACEUTICALS - 4.7%
        Adams Respiratory Therapeutics, Inc.*(a)      149         6,648
        Adolor Corp.*(a)........................      584        14,606
        Alkermes, Inc.*(a)......................  170,776     3,231,082
        Alpharma, Inc. - Class A................      303         7,284
        Amylin Pharmaceuticals, Inc.*(a)........      240        11,849
        Coley Pharmaceutical Group, Inc.*.......       78           901
        Cubist Pharmaceuticals, Inc.*(a)........    1,196        30,115
        Encysive Pharmaceuticals, Inc.*(a)......  233,445     1,617,774
        Human Genome Sciences, Inc.*(a).........  193,179     2,067,015

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/AIM SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


       -----------------------------------------------------------------
       SECURITY                                               VALUE
       DESCRIPTION                                SHARES     (NOTE 2)
       -----------------------------------------------------------------

       PHARMACEUTICALS - CONTINUED
       Idenix Pharmaceuticals, Inc.*(a).........       421 $       3,957
       Kos Pharmaceuticals, Inc.*(a)............        81         3,047
       Medicines Co. (The)*(a)..................   149,502     2,922,764
       Medicis Pharmaceutical Corp. - Class A(a)   116,691     2,800,584
       MGI Pharma, Inc.*(a).....................   168,191     3,616,107
       MWI Veterinary Supply, Inc.*(a)..........       251         9,144
       Nektar Therapeutics*(a)..................   149,433     2,740,601
       Neurocrine Biosciences, Inc.*(a).........       337         3,572
       New River Pharmaceuticals, Inc.*(a)......       274         7,809
       Pharmion Corp.*(a).......................       294         5,007
       Salix Pharmaceuticals, Ltd.*(a)..........       303         3,727
       Sciele Pharma, Inc.*(a)..................   179,389     4,160,031
       United Therapeutics Corp.*(a)............    61,131     3,531,538
                                                           -------------
                                                              26,795,162
                                                           -------------
       REAL ESTATE - 0.6%
       BioMed Realty Trust, Inc. (REIT)(a)......   105,007     3,143,910
       Corrections Corporation of America*(a)...       304        16,094
       Digital Realty Trust, Inc. (REIT)(a).....       279         6,888
       Jones Lang LaSalle, Inc.(a)..............       226        19,786
       RAIT Investment Trust (REIT)(a)..........       165         4,818
       Sovran Self Storage, Inc. (REIT)(a)......        95         4,825
                                                           -------------
                                                               3,196,321
                                                           -------------
       RETAIL - SPECIALTY - 6.2%
       Aaron Rents, Inc.(a).....................       255         6,854
       America's Car-Mart, Inc.*(a).............       152         3,087
       Charlotte Russe Holding, Inc.*(a)........   235,130     5,629,012
       Children's Place Retail Stores, Inc.*(a).    90,822     5,453,861
       Christopher & Banks Corp.(a).............       422        12,238
       Dick's Sporting Goods, Inc.*(a)..........   111,726     4,424,350
       DSW, Inc.*(a)............................    96,275     3,506,336
       Gymboree Corp. (The)*....................       212         7,369
       HOT Topic, Inc.*(a)......................   332,163     3,823,196
       Jos. A. Bank Clothiers, Inc.*(a).........    94,229     2,257,727
       New York & Co., Inc.*(a).................   240,003     2,344,829
       Pacific Sunwear of California, Inc.*(a)..       391         7,011
       RC2 Corp.*...............................   119,150     4,606,339
       Regis Corp.(a)...........................    82,623     2,942,205
       Rush Enterprises, Inc. - Class A*(a).....        73         1,326
       Stage Stores, Inc........................       263         8,679
       Talbots, Inc. (The)(a)...................        84         1,550
       Too, Inc.*(a)............................       263        10,097
       Yankee Candle Co., Inc. (The)(a).........       381         9,529
       Zumiez, Inc.*(a).........................       488        18,334
                                                           -------------
                                                              35,073,929
                                                           -------------
       ROAD & RAIL - 0.0%
       Genesee & Wyoming, Inc. - Class A*(a)....       223         7,910
       Pacer International, Inc.................       619        20,167
       Sirva, Inc.*(a)..........................       556         3,597
                                                           -------------
                                                                  31,674
                                                           -------------

       -----------------------------------------------------------------
       SECURITY                                               VALUE
       DESCRIPTION                                 SHARES    (NOTE 2)
       -----------------------------------------------------------------

       SEMICONDUCTOR EQUIPMENT & PRODUCTS - 5.5%
       Cirrus Logic, Inc.*(a)....................  508,286 $   4,137,448
       Cymer, Inc.*(a)...........................      243        11,290
       Diodes, Inc.*(a)..........................      238         9,863
       Emulex Corp.*.............................  329,152     5,355,303
       FormFactor, Inc.*(a)......................  110,560     4,934,293
       Kulicke & Soffa Industries, Inc.*(a)......      324         2,401
       Microsemi Corp.*(a).......................  248,638     6,061,794
       MIPS Technologies, Inc.*(a)...............      505         3,065
       OmniVision Technologies, Inc.*(a).........      347         7,329
       ON Semiconductor Corp.*(a)................    1,048         6,162
       PortalPlayer, Inc.*(a)....................      208         2,040
       Power Integrations, Inc.*(a)..............  160,247     2,801,118
       Supertex, Inc.*(a)........................       87         3,475
       Tessera Technologies, Inc.*(a)............  140,708     3,869,470
       Varian Semiconductor Equipment Associates,
         Inc.*(a)................................  122,550     3,996,355
                                                           -------------
                                                              31,201,406
                                                           -------------
       SOFTWARE - 6.0%
       American Reprographics Co.*(a)............      521        18,886
       ANSYS, Inc.*(a)...........................   92,132     4,405,752
       Blackbaud, Inc.(a)........................      511        11,600
       Blackboard, Inc.*(a)......................  172,779     5,003,680
       Cerner Corp.*(a)..........................      220         8,164
       Dendrite International, Inc.*.............      352         3,252
       Eclipsys Corp.*(a)........................  213,974     3,885,768
       Emageon, Inc.*(a).........................      233         3,399
       Epicor Software Corp.*(a).................  287,744     3,029,944
       EPIQ Systems, Inc.*(a)....................      312         5,192
       Informatica Corp.*(a).....................  289,398     3,808,478
       Intervoice, Inc.*(a)......................      242         1,723
       Kronos, Inc.*(a)..........................   99,681     3,609,449
       MapInfo Corp.*............................      391         5,103
       Mentor Graphics Corp.*(a).................      419         5,439
       MicroStrategy, Inc. - Class A*(a).........   47,929     4,674,036
       MRO Software, Inc.*(a)....................      472         9,473
       Open Solutions, Inc.*(a)..................    1,014        26,983
       Parametric Technology Corp.*..............      632         8,033
       Progress Software Corp.*..................      346         8,100
       Quest Software, Inc.*(a)..................    1,009        14,166
       Secure Computing Corp.*(a)................      304         2,614
       TALX Corp.(a).............................    1,364        29,831
       THQ, Inc.*(a).............................  250,077     5,401,663
       Transaction Systems Architects, Inc. -
         Class A*(a).............................      243        10,131
       Ultimate Software Group, Inc.*(a).........    1,646        31,537
                                                           -------------
                                                              34,022,396
                                                           -------------
       TELECOMMUNICATION SERVICES - DIVERSIFIED - 0.9%
       ADTRAN, Inc...............................      278         6,236
       Golden Telecom, Inc.(a)...................       98         2,484

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/AIM SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


           ----------------------------------------------------------
           SECURITY                                        VALUE
           DESCRIPTION                          SHARES    (NOTE 2)
           ----------------------------------------------------------

           TELECOMMUNICATION SERVICES - DIVERSIFIED - CONTINUED
           Nice Systems, Ltd. (ADR)*..........  182,510 $   5,135,831
           Premiere Global Services, Inc.*(a).      378         2,854
           Tekelec*(a)........................      234         2,890
                                                        -------------
                                                            5,150,295
                                                        -------------
           TELECOMMUNICATION SERVICES - WIRELESS - 2.0%
           Dobson Communications Corp. -
             Class A*(a)......................      447         3,455
           NeuStar, Inc. - Class A*(a)........  134,030     4,523,513
           SBA Communications Corp.*..........  261,144     6,826,304
           Syniverse Holdings, Inc.*(a).......      141         2,073
                                                        -------------
                                                           11,355,345
                                                        -------------
           TEXTILES, APPAREL & LUXURY GOODS - 0.6%
           Carter's, Inc.*....................    1,002        26,483
           CROCS, Inc.*(a)....................      139         3,496
           Deckers Outdoor Corp.*(a)..........      144         5,552
           Oxford Industries, Inc.(a).........       88         3,468
           Phillips-Van Heusen Corp.(a).......      155         5,915
           Quiksilver, Inc.*(a)...............    1,683        20,499
           Volcom, Inc.*(a)...................      566        18,106
           Warnaco Group, Inc. (The)*(a)......  170,726     3,189,162
                                                        -------------
                                                            3,272,681
                                                        -------------
           TRANSPORTATION - 3.3%
           Forward Air Corp...................  112,490     4,581,718
           Hub Group, Inc. - Class A*.........  127,190     3,119,971
           Kirby Corp.*(a)....................  122,116     4,823,582
           Knight Transportation, Inc.(a).....      226         4,565
           Old Dominion Freight Line, Inc.*...      213         8,007
           Swift Transportation Co., Inc.*(a).  203,731     6,470,496
           TAL International Group, Inc.*.....      507        12,219
                                                        -------------
                                                           19,020,558
                                                        -------------
           TRUCKING & FREIGHT FORWARDING - 0.0%
           Landstar System, Inc.(a)...........       69         3,259
                                                        -------------
           Total Common Stocks
           (Cost $484,900,591)                            545,943,216
                                                        -------------
           INVESTMENT COMPANY SECURITIES - 0.0%
           iShares Russell 2000 Growth Index
             Fund(a)..........................      623        45,797
           iShares Russell 2000 Index Fund(a).      653        46,951
                                                        -------------
           Total Investment Company Securities
           (Cost $100,796)                                     92,748
                                                        -------------

         -------------------------------------------------------------
         SECURITY                              PAR          VALUE
         DESCRIPTION                          AMOUNT       (NOTE 2)
         -------------------------------------------------------------

         SHORT-TERM INVESTMENTS - 29.3%
         State Street Bank & Trust Co.,
           Repurchase Agreement dated
           06/30/06 at 4.880% to be
           repurchased at $22,120,992 on
           07/03/06 collateralized by
           $23,060,000 FHLMC 3.875% due
           01/12/09 with a value of
           $22,554,594.................... $ 22,112,000 $  22,112,000
         State Street Navigator Securities
           Lending Prime Portfolio(b).....  144,964,425   144,964,425
                                                        -------------
         Total Short-Term Investments
         (Cost $167,076,425)                              167,076,425
                                                        -------------

         TOTAL INVESTMENTS - 125.1%
         (Cost $652,077,812)                              713,112,389

         Other Assets and Liabilities (net) - (25.1%)    (143,075,813)
                                                        -------------

         TOTAL NET ASSETS - 100.0%                      $ 570,036,576
                                                        =============

PORTFOLIO FOOTNOTES

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depository Receipt

FHLMC - Federal Home Loan Mortgage Corporation

REIT - Real Estate Investment Trust

                       See notes to financial statements

MET INVESTORS SERIES TRUST
BATTERYMARCH GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


        ----------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                                SHARES    (NOTE 2)
        ----------------------------------------------------------------

        COMMON STOCKS - 99.2%
        AEROSPACE & DEFENSE - 4.1%
        Boeing Co. (The).........................   27,091 $   2,219,024
        General Dynamics Corp....................   28,616     1,873,203
        Honeywell International, Inc.............   37,966     1,530,030
        Lockheed Martin Corp.....................   28,163     2,020,414
        Northrop Grumman Corp....................   36,648     2,347,671
        Raytheon Co..............................  137,700     6,137,289
        United Technologies Corp.................   45,681     2,897,089
                                                           -------------
                                                              19,024,720
                                                           -------------
        AIR FREIGHT & LOGISTICS - 1.4%
        FedEx Corp...............................   18,800     2,196,968
        Ryder System, Inc........................   53,800     3,143,534
        United Parcel Service, Inc. - Class B....   12,910     1,062,880
                                                           -------------
                                                               6,403,382
                                                           -------------
        BANKS - 5.1%
        AmSouth Bancorporation...................   60,200     1,592,290
        Bank of America Corp.....................  155,457     7,477,482
        Bank of New York Co., Inc. (The).........   15,325       493,465
        BOK Financial Corp.(a)...................    2,800       139,076
        Comerica, Inc............................   29,477     1,532,509
        Commerce Bancshares, Inc.(a).............   14,800       740,740
        Cullen/Frost Bankers, Inc................   18,100     1,037,130
        Northern Trust Corp......................   60,400     3,340,120
        U.S. Bancorp.............................   35,929     1,109,488
        Wachovia Corp............................   33,303     1,801,026
        Wells Fargo & Co.........................   34,617     2,322,108
        Zions Bancorporation.....................   28,900     2,252,466
                                                           -------------
                                                              23,837,900
                                                           -------------
        BEVERAGES - 1.6%
        Pepsi Bottling Group, Inc................   96,000     3,086,400
        PepsiCo, Inc.............................   73,792     4,430,472
                                                           -------------
                                                               7,516,872
                                                           -------------
        BIOTECHNOLOGY - 1.4%
        Amgen, Inc.*.............................   25,041     1,633,425
        Charles River Laboratories International,
          Inc.*..................................   31,500     1,159,200
        Gilead Sciences, Inc.*...................    9,113       539,125
        Invitrogen Corp.*........................   30,000     1,982,100
        Millipore Corp.*(a)......................   19,700     1,240,903
                                                           -------------
                                                               6,554,753
                                                           -------------
        CHEMICALS - 0.8%
        Dow Chemical Co., (The)..................   58,017     2,264,403
        E.I. du Pont de Nemours & Co.............   18,496       769,434
        PPG Industries, Inc......................    7,500       495,000
                                                           -------------
                                                               3,528,837
                                                           -------------

          ------------------------------------------------------------
          SECURITY                                          VALUE
          DESCRIPTION                            SHARES    (NOTE 2)
          ------------------------------------------------------------

          COMMERCIAL SERVICES & SUPPLIES - 1.7%
          Career Education Corp.*..............   11,600 $     346,724
          Herman Miller, Inc...................   31,614       814,693
          Manpower, Inc........................   62,700     4,050,420
          Temple-Inland, Inc...................   59,400     2,546,478
                                                         -------------
                                                             7,758,315
                                                         -------------
          COMMUNICATIONS EQUIPMENT & SERVICES - 1.5%
          Cisco Systems, Inc.*.................  126,735     2,475,134
          Motorola, Inc........................  149,405     3,010,511
          QUALCOMM, Inc........................   32,752     1,312,373
                                                         -------------
                                                             6,798,018
                                                         -------------
          COMPUTERS & PERIPHERALS - 3.7%
          Apple Computer, Inc.*................   17,162       980,293
          Dell, Inc.*..........................   47,204     1,152,250
          EMC Corp.*...........................  145,909     1,600,622
          Hewlett-Packard Co...................  172,696     5,471,009
          International Business Machines Corp.   76,093     5,845,464
          Western Digital Corp.*...............  110,300     2,185,043
                                                         -------------
                                                            17,234,681
                                                         -------------
          CONTAINERS & PACKAGING - 0.2%
          Bemis Co., Inc.......................   38,600     1,181,932
                                                         -------------
          ELECTRIC UTILITIES - 2.9%
          American Electric Power Co., Inc.....   99,186     3,397,121
          Edison International.................   44,687     1,742,793
          Exelon Corp..........................   14,260       810,396
          FirstEnergy Corp.....................   89,400     4,846,374
          Southern Co. (The)(a)................   14,940       478,827
          TXU Corp.............................   34,531     2,064,608
                                                         -------------
                                                            13,340,119
                                                         -------------
          ELECTRICAL EQUIPMENT - 0.5%
          Arrow Electronics, Inc.*.............   73,200     2,357,040
                                                         -------------
          ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.9%
          Jabil Circuit, Inc...................  114,679     2,935,782
          Sanmina-SCI Corp.*...................  305,800     1,406,680
          Solectron Corp.*.....................  147,600       504,792
          Thomas & Betts Corp.*................   41,399     2,123,769
          WESCO International, Inc.*...........   24,700     1,704,300
                                                         -------------
                                                             8,675,323
                                                         -------------
          FINANCIAL - DIVERSIFIED - 10.1%
          Ameriprise Financial, Inc............   24,400     1,089,948
          Capital One Financial Corp...........   27,683     2,365,512
          Citigroup, Inc.......................  276,200    13,323,888
          Franklin Resources, Inc..............   13,279     1,152,750
          Freddie Mac..........................    9,519       542,678
          Goldman Sachs Group, Inc. (The)......   31,696     4,768,029
          Jeffries Group, Inc..................    7,300       216,299
          JPMorgan Chase & Co..................  105,341     4,424,322

                       See notes to financial statements

MET INVESTORS SERIES TRUST
BATTERYMARCH GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


         -------------------------------------------------------------
         SECURITY                                           VALUE
         DESCRIPTION                             SHARES    (NOTE 2)
         -------------------------------------------------------------

         FINANCIAL - DIVERSIFIED - CONTINUED
         Lehman Brothers Holdings, Inc.........   46,532 $   3,031,560
         Merrill Lynch & Co., Inc..............   44,262     3,078,865
         Morgan Stanley........................   67,157     4,244,994
         PNC Financial Services Group, Inc.....   19,041     1,336,107
         Prudential Financial, Inc.............   44,536     3,460,447
         Raymond James Financial, Inc.(a)......  134,100     4,059,207
                                                         -------------
                                                            47,094,606
                                                         -------------
         FOOD & DRUG RETAILING - 0.5%
         Safeway, Inc..........................   94,200     2,449,200
                                                         -------------
         FOOD PRODUCTS - 0.3%
         Archer-Daniels-Midland Co.............   30,300     1,250,784
                                                         -------------
         HEALTH CARE EQUIPMENT & SUPPLIES - 2.1%
         Applera Corp..........................  114,000     3,687,900
         Dade Behring Holdings, Inc............   15,900       662,076
         Johnson & Johnson.....................   59,304     3,553,496
         Kinetic Concepts, Inc.*(a)............   14,600       644,590
         Medtronic, Inc........................   24,500     1,149,540
                                                         -------------
                                                             9,697,602
                                                         -------------
         HEALTH CARE PROVIDERS & SERVICES - 2.4%
         Aetna, Inc............................   47,288     1,888,210
         Cardinal Health, Inc..................    7,681       494,119
         Humana, Inc.*.........................   46,206     2,481,262
         UnitedHealth Group, Inc...............   85,135     3,812,345
         WellPoint, Inc.*......................   34,043     2,477,309
                                                         -------------
                                                            11,153,245
                                                         -------------
         HOTELS, RESTAURANTS & LEISURE - 1.8%
         Darden Restaurants, Inc...............   78,921     3,109,487
         Hilton Hotels Corp....................   51,500     1,456,420
         Marriott International, Inc. - Class A   68,082     2,595,286
         McDonald's Corp.......................   38,258     1,285,469
                                                         -------------
                                                             8,446,662
                                                         -------------
         HOUSEHOLD DURABLES - 0.1%
         Newell Rubbermaid, Inc................   27,900       720,657
                                                         -------------
         HOUSEHOLD PRODUCTS - 0.9%
         Kimberly-Clark Corp...................    9,326       575,414
         Procter & Gamble Co...................   64,032     3,560,179
                                                         -------------
                                                             4,135,593
                                                         -------------
         INDUSTRIAL - DIVERSIFIED - 1.9%
         3M Co.................................   14,961     1,208,400
         General Electric Co...................  202,849     6,685,903
         Tyco International, Ltd...............   40,129     1,103,548
                                                         -------------
                                                             8,997,851
                                                         -------------
         INSURANCE - 4.5%
         AFLAC, Inc............................   10,450       484,358
         American International Group, Inc.....   81,188     4,794,151
         Chubb Corp. (The).....................   43,504     2,170,850

         --------------------------------------------------------------
         SECURITY                                            VALUE
         DESCRIPTION                              SHARES    (NOTE 2)
         --------------------------------------------------------------

         INSURANCE - CONTINUED
         CIGNA Corp.............................   17,440 $   1,718,014
         Hartford Financial Services Group, Inc.
           (The)................................   19,167     1,621,528
         Lincoln National Corp..................   64,721     3,652,853
         Loews Corp.............................  125,910     4,463,510
         St. Paul Travelers Cos., Inc., (The)...   42,300     1,885,734
                                                          -------------
                                                             20,790,998
                                                          -------------
         INTERNET SOFTWARE & SERVICES - 0.7%
         eBay, Inc.*............................   28,147       824,426
         Google, Inc. - Class A*................    3,400     1,425,722
         Yahoo!, Inc.*..........................   28,224       931,392
                                                          -------------
                                                              3,181,540
                                                          -------------
         MACHINERY - 1.2%
         Caterpillar, Inc.......................   35,200     2,621,696
         Ingersoll-Rand Co. - Class A...........   55,258     2,363,937
         Parker Hannifin Corp...................    5,394       418,575
                                                          -------------
                                                              5,404,208
                                                          -------------
         MEDIA - 1.0%
         News Corp. - Class A...................  113,136     2,169,948
         Time Warner, Inc.......................  140,055     2,422,952
                                                          -------------
                                                              4,592,900
                                                          -------------
         METALS & MINING - 1.9%
         Nucor Corp.............................   82,286     4,464,015
         Phelps Dodge Corp......................   55,280     4,541,805
                                                          -------------
                                                              9,005,820
                                                          -------------
         OIL & GAS - 15.2%
         Anadarko Petroleum Corp................   29,340     1,399,225
         Baker Hughes, Inc......................   22,218     1,818,543
         Chevron Corp...........................  124,099     7,701,584
         ConocoPhillips.........................  100,628     6,594,153
         Devon Energy Corp......................   27,602     1,667,437
         ENSCO International, Inc.(a)...........   86,900     3,999,138
         Exxon Mobil Corp.......................  341,009    20,920,902
         Halliburton Co.........................   32,258     2,393,866
         Marathon Oil Corp......................   29,466     2,454,518
         Nabors Industries, Ltd.*(a)............   46,600     1,574,614
         Occidental Petroleum Corp..............   34,093     3,496,237
         Petro-Canada...........................   20,100       952,941
         Schlumberger, Ltd......................   70,786     4,608,876
         Sunoco, Inc............................   27,327     1,893,488
         Talisman Energy, Inc...................  213,300     3,728,484
         Tidewater, Inc.........................   18,900       929,880
         Transocean, Inc.*......................   20,298     1,630,335
         Valero Energy Corp.....................   37,873     2,519,312
         XTO Energy, Inc........................   16,700       739,309
                                                          -------------
                                                             71,022,842
                                                          -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
BATTERYMARCH GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


        ---------------------------------------------------------------
        SECURITY                                             VALUE
        DESCRIPTION                               SHARES    (NOTE 2)
        ---------------------------------------------------------------

        PERSONAL PRODUCTS - 0.4%
        Alberto-Culver Co.......................    4,400 $     214,368
        Estee Lauder Companies, Inc. - Class A..   44,200     1,709,214
                                                          -------------
                                                              1,923,582
                                                          -------------
        PHARMACEUTICALS - 4.5%
        Abbott Laboratories.....................   31,359     1,367,566
        Biovail Corp............................   19,100       447,131
        Caremark Rx, Inc........................   28,691     1,430,820
        Eli Lilly & Co..........................   22,526     1,245,012
        Forest Laboratories, Inc.*..............   29,800     1,152,962
        King Pharmaceuticals, Inc.*.............   94,000     1,598,000
        Merck & Co., Inc........................   97,810     3,563,218
        Mylan Laboratories, Inc.(a).............  107,300     2,146,000
        Pfizer, Inc.............................  234,476     5,503,152
        Schering-Plough Corp....................   64,964     1,236,265
        Wyeth...................................   27,251     1,210,217
                                                          -------------
                                                             20,900,343
                                                          -------------
        REAL ESTATE - 1.3%
        Hospitality Properties Trust (REIT).....   52,700     2,314,584
        Host Hotels & Resorts, Inc. (REIT)......  175,800     3,844,746
                                                          -------------
                                                              6,159,330
                                                          -------------
        RETAIL - MULTILINE - 3.3%
        Costco Wholesale Corp...................    9,427       538,564
        CVS Corp................................   61,672     1,893,330
        J.C. Penney Co., Inc....................   75,600     5,103,756
        Target Corp.............................   55,087     2,692,102
        Wal-Mart Stores, Inc....................  108,910     5,246,195
                                                          -------------
                                                             15,473,947
                                                          -------------
        RETAIL - SPECIALTY - 2.2%
        American Eagle Outfitters, Inc..........   25,526       868,905
        Best Buy Co., Inc.......................   24,825     1,361,403
        Home Depot, Inc. (The)..................  112,928     4,041,693
        Lowe's Cos., Inc........................   48,337     2,932,606
        NIKE, Inc. - Class B....................   10,899       882,819
        Sears Holdings Corp.*...................      900       139,356
                                                          -------------
                                                             10,226,782
                                                          -------------
        ROAD & RAIL - 1.7%
        Burlington Northern Santa Fe Corp.......   31,717     2,513,572
        CSX Corp................................   55,083     3,880,047
        Union Pacific Corp......................   15,800     1,468,768
                                                          -------------
                                                              7,862,387
                                                          -------------
        SEMICONDUCTOR EQUIPMENT & PRODUCTS - 4.6%
        Advanced Micro Devices, Inc.*...........   39,255       958,607
        Agere Systems, Inc.*....................  121,900     1,791,930
        Atmel Corp.*(a).........................  218,900     1,214,895
        Avnet, Inc.*(a).........................  111,887     2,239,978
        Freescale Semiconductor, Inc. - Class B*  168,700     4,959,780
        Intel Corp..............................  113,999     2,160,281

        ---------------------------------------------------------------
        SECURITY                                             VALUE
        DESCRIPTION                               SHARES    (NOTE 2)
        ---------------------------------------------------------------

        SEMICONDUCTOR EQUIPMENT & PRODUCTS - CONTINUED
        Lam Research Corp.*.....................   19,300 $     899,766
        Novellus Systems, Inc.*(a)..............   65,000     1,605,500
        QLogic Corp.*...........................  146,200     2,520,488
        Texas Instruments, Inc..................   98,574     2,985,806
                                                          -------------
                                                             21,337,031
                                                          -------------
        SOFTWARE - 2.4%
        BMC Software, Inc.*.....................  222,400     5,315,360
        Microsoft Corp..........................  204,135     4,756,345
        Sybase, Inc.*...........................   49,572       961,697
                                                          -------------
                                                             11,033,402
                                                          -------------
        TELECOMMUNICATION SERVICES - DIVERSIFIED - 5.8%
        Amdocs, Ltd.*...........................   57,200     2,093,520
        AT&T, Inc...............................  244,933     6,831,181
        BCE, Inc................................   14,400       340,560
        BellSouth Corp..........................   71,527     2,589,277
        Citizens Communications Co.(a)..........  225,700     2,945,385
        Corning, Inc.*..........................   30,864       746,600
        Harris Corp.............................   61,070     2,535,016
        Qwest Communications International,
          Inc.*(a)..............................   34,600       279,914
        Sprint Nextel Corp......................  125,251     2,503,768
        Verizon Communications, Inc.............  183,740     6,153,453
                                                          -------------
                                                             27,018,674
                                                          -------------
        TELECOMMUNICATION SERVICES - WIRELESS - 0.1%
        Millicom International Cellular S.A.*(a)    7,200       327,096
        NII Holdings, Inc.*.....................    3,800       214,244
                                                          -------------
                                                                541,340
                                                          -------------
        TOBACCO - 1.1%
        Altria Group, Inc.......................   69,935     5,135,327
        Reynolds American, Inc.(a)..............    1,900       219,070
                                                          -------------
                                                              5,354,397
                                                          -------------
        TRANSPORTATION - 0.4%
        Laidlaw International, Inc..............   67,200     1,693,440
                                                          -------------
        Total Common Stocks
        (Cost $404,163,525)                                 461,681,055
                                                          -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
BATTERYMARCH GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


     ----------------------------------------------------------------------
     SECURITY                                       PAR          VALUE
     DESCRIPTION                                   AMOUNT       (NOTE 2)
     ----------------------------------------------------------------------

     SHORT-TERM INVESTMENTS - 2.0%
     State Street Bank & Trust Co., Repurchase
       Agreement, dated 06/30/06 at 2.550% to
       be repurchased at $2,126,452 on
       07/03/06 collateralized by $2,170,000
       FHLMC 6.000% due 06/27/11 with a value
       of $2,170,000............................ $ 2,126,000 $   2,126,000
     State Street Navigator Securities Lending
       Prime Portfolio(b).......................   7,102,254     7,102,254
                                                             -------------
     Total Short-Term Investments
     (Cost $9,228,254)                                           9,228,254
                                                             -------------

     TOTAL INVESTMENTS - 101.2%
     (Cost $413,391,779)                                       470,909,309

     Other Assets and Liabilities (net) - (1.2%)                (5,386,850)
                                                             -------------

     TOTAL NET ASSETS - 100.0%                               $ 465,522,459
                                                             =============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

FHLMC - Federal Home Loan Mortgage Corporation

REIT - Real Estate Investment Trust

                       See notes to financial statements

MET INVESTORS SERIES TRUST
BATTERYMARCH MID-CAP STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

           ----------------------------------------------------------
           SECURITY                                        VALUE
           DESCRIPTION                          SHARES    (NOTE 2)
           ----------------------------------------------------------

           COMMON STOCKS - 97.8%
           AIR FREIGHT & LOGISTICS - 0.8%
           Ryder System, Inc.(a)..............   25,703 $   1,501,826
                                                        -------------
           AUTO COMPONENTS - 0.8%
           Johnson Controls, Inc..............   16,900     1,389,518
                                                        -------------
           AUTOMOTIVE - 0.6%
           Oshkosh Truck Corp.................   21,378     1,015,883
                                                        -------------
           BANKS - 2.2%
           Colonial BancGroup, Inc. (The).....   25,032       642,822
           Cullen/Frost Bankers, Inc.(a)......   11,307       647,891
           Wilmington Trust Corp..............   10,714       451,917
           Zions Bancorporation...............   28,478     2,219,575
                                                        -------------
                                                            3,962,205
                                                        -------------
           BEVERAGES - 0.7%
           Pepsi Bottling Group, Inc..........   39,200     1,260,280
                                                        -------------
           BIOTECHNOLOGY - 2.5%
           BioMarin Pharmaceuticals, Inc.*....   59,500       855,015
           Illumina, Inc.*....................   17,750       526,465
           ImClone Systems, Inc.*(a)..........   13,080       505,411
           Millipore Corp.*...................   44,200     2,784,158
                                                        -------------
                                                            4,671,049
                                                        -------------
           BUILDING PRODUCTS - 0.2%
           Watsco, Inc........................    6,800       406,776
                                                        -------------
           CHEMICALS - 3.8%
           Airgas, Inc........................   51,000     1,899,750
           FMC Corp...........................   16,384     1,054,966
           Lyondell Chemical Co.(a)...........   32,820       743,701
           Rohm & Haas Co.....................   25,600     1,283,072
           Valspar Corp.......................   72,900     1,925,289
                                                        -------------
                                                            6,906,778
                                                        -------------
           COMMERCIAL SERVICES & SUPPLIES - 5.2%
           Brink's Co. (The)..................   16,000       902,560
           CSG Systems International, Inc.*(a)   22,450       555,413
           Fair Isaac Corp.(a)................   22,588       820,170
           Herman Miller, Inc.................   43,600     1,123,572
           Korn/Ferry International*..........   45,806       897,339
           Manpower, Inc......................   31,575     2,039,745
           MPS Group, Inc.*...................   80,412     1,211,005
           Quanta Services, Inc.*(a)..........   53,120       920,570
           Republic Services, Inc.............   14,736       594,450
           United Rentals, Inc.*(a)...........   17,300       553,254
                                                        -------------
                                                            9,618,078
                                                        -------------
           COMMUNICATIONS EQUIPMENT & SERVICES - 0.6%
           CommScope, Inc.*...................   37,463     1,177,088
                                                        -------------
           COMMUNICATIONS SERVICES - 0.5%
           Alliance Data Systems Corp.*(a)....   16,344       961,354
                                                        -------------

        ---------------------------------------------------------------
        SECURITY                                             VALUE
        DESCRIPTION                               SHARES    (NOTE 2)
        ---------------------------------------------------------------

        COMPUTERS & PERIPHERALS - 2.6%
        Seagate Technology*(a)..................   94,600 $   2,141,744
        Western Digital Corp.*(a)...............  136,248     2,699,073
                                                          -------------
                                                              4,840,817
                                                          -------------
        CONSTRUCTION & ENGINEERING - 0.9%
        Beazer Homes USA, Inc.(a)...............    6,886       315,861
        Granite Construction, Inc...............   27,700     1,253,979
                                                          -------------
                                                              1,569,840
                                                          -------------
        CONSTRUCTION MATERIALS - 0.9%
        Martin Marietta Materials, Inc..........   17,122     1,560,670
                                                          -------------
        CONTAINERS & PACKAGING - 0.6%
        Pactiv Corp.*...........................   25,400       628,650
        Sonoco Products Co......................   12,433       393,505
                                                          -------------
                                                              1,022,155
                                                          -------------
        ELECTRIC UTILITIES - 2.9%
        Allegheny Energy, Inc.*.................   32,700     1,212,189
        NSTAR...................................   28,053       802,316
        Pepco Holdings, Inc.....................   65,457     1,543,476
        Wisconsin Energy Corp...................   44,900     1,809,470
                                                          -------------
                                                              5,367,451
                                                          -------------
        ELECTRONIC EQUIPMENT & INSTRUMENTS - 5.1%
        Arrow Electronics, Inc.*................   70,669     2,275,542
        Kemet Corp.*(a).........................  107,520       991,334
        Plexus Corp.*...........................   41,700     1,426,557
        Thomas & Betts Corp.*...................   35,258     1,808,736
        Vishay Intertechnology, Inc.*...........  132,700     2,087,371
        WESCO International, Inc.*..............   11,700       807,300
                                                          -------------
                                                              9,396,840
                                                          -------------
        ENERGY EQUIPMENT & SERVICES - 0.9%
        Cameron International Corp.*............   12,151       580,453
        Veritas DGC, Inc.*......................   19,600     1,010,968
                                                          -------------
                                                              1,591,421
                                                          -------------
        FINANCIAL - DIVERSIFIED - 4.6%
        A.G. Edwards, Inc.(a)...................   33,500     1,853,220
        Bear Stearns Cos., Inc..................    8,716     1,220,937
        Blackrock, Inc. - Class A(a)............   10,519     1,463,929
        First Marblehead Corp. (The)(a).........   17,225       980,792
        Jeffries Group, Inc.....................   50,400     1,493,352
        Raymond James Financial, Inc............   45,500     1,377,285
                                                          -------------
                                                              8,389,515
                                                          -------------
        FOOD PRODUCTS - 0.4%
        J.M. Smucker Co. (The)..................   15,800       706,260
                                                          -------------
        HEALTH CARE EQUIPMENT & SUPPLIES - 1.5%
        Applera Corp. - Applied Biosystems Group   41,400     1,339,290
        Dade Behring Holdings, Inc..............   15,292       636,759
        West Pharmaceutical Services, Inc.......   22,310       809,407
                                                          -------------
                                                              2,785,456
                                                          -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
BATTERYMARCH MID-CAP STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


      --------------------------------------------------------------------
      SECURITY                                                  VALUE
      DESCRIPTION                                    SHARES    (NOTE 2)
      --------------------------------------------------------------------

      HEALTH CARE PROVIDERS & SERVICES - 1.0%
      Health Net, Inc.*............................   28,218 $   1,274,607
      Manor Care, Inc.(a)..........................   11,338       531,979
                                                             -------------
                                                                 1,806,586
                                                             -------------
      HOTELS, RESTAURANTS & LEISURE - 1.6%
      Bob Evans Farms, Inc.........................   32,069       962,391
      Darden Restaurants, Inc......................   27,314     1,076,171
      Pinnacle Entertainment, Inc.*(a).............   29,100       891,915
                                                             -------------
                                                                 2,930,477
                                                             -------------

      HOUSEHOLD DURABLES - 0.5%
      Newell Rubbermaid, Inc.......................   33,600       867,888
                                                             -------------
      INDUSTRIAL - DIVERSIFIED - 1.3%
      Crane Co.....................................   11,224       466,918
      Trinity Industries, Inc.(a)..................   47,100     1,902,840
                                                             -------------
                                                                 2,369,758
                                                             -------------
      INSURANCE - 6.3%
      American Financial Group, Inc................   25,401     1,089,703
      Assurant, Inc................................   42,600     2,061,840
      Fidelity National Financial, Inc.............   34,790     1,355,070
      Nationwide Financial Services, Inc. - Class A   20,100       886,008
      Ohio Casualty Corp...........................   28,286       840,943
      Old Republic International Corp..............   36,806       786,544
      Radian Group, Inc............................   49,161     3,037,167
      W.R. Berkley Corp............................   45,921     1,567,284
                                                             -------------
                                                                11,624,559
                                                             -------------
      INTERNET SOFTWARE & SERVICES - 1.0%
      CheckFree Corp.*.............................   31,874     1,579,675
      RealNetworks, Inc.*(a).......................   30,280       323,996
                                                             -------------
                                                                 1,903,671
                                                             -------------
      IT CONSULTING & SERVICES - 0.2%
      Computer Sciences Corp.*.....................    8,682       420,556
                                                             -------------
      MACHINERY - 5.2%
      Cummins, Inc.(a).............................   30,106     3,680,459
      Dover Corp...................................   17,400       860,082
      JLG Industries, Inc..........................   59,600     1,341,000
      Manitowoc Co., Inc. (The)....................   19,100       849,950
      Terex Corp.*.................................    9,700       957,390
      Timken Co....................................   53,695     1,799,319
                                                             -------------
                                                                 9,488,200
                                                             -------------
      MEDIA - 0.4%
      Washington Post Co. (The) - Class B..........      900       702,009
                                                             -------------
      METALS & MINING - 6.3%
      Arch Coal, Inc.(a)...........................   37,100     1,571,927
      Commercial Metals Co.........................   34,800       894,360
      Mueller Industries, Inc......................   15,200       502,056
      Nucor Corp...................................   35,572     1,929,781
      Peabody Energy Corp..........................   49,408     2,754,496

         --------------------------------------------------------------
         SECURITY                                            VALUE
         DESCRIPTION                              SHARES    (NOTE 2)
         --------------------------------------------------------------

         METALS & MINING - CONTINUED
         Phelps Dodge Corp......................    8,900 $     731,224
         Precision Castparts Corp...............   29,399     1,756,884
         Reliance Steel & Aluminum Co...........   12,100     1,003,695
         Southern Copper Corp.(a)...............    5,759       513,300
                                                          -------------
                                                             11,657,723
                                                          -------------
         OIL & GAS - 13.0%
         ENSCO International, Inc...............   40,901     1,882,264
         Frontier Oil Corp.(a)..................   26,560       860,544
         Grant Prideco, Inc.*...................   23,580     1,055,205
         Helmerich & Payne, Inc.................   25,571     1,540,908
         Hess Corp..............................   19,925     1,053,036
         Holly Corp.............................   15,050       725,410
         Hugoton Royalty Trust(a)...............    1,514        44,966
         MDU Resources Group, Inc...............   48,784     1,785,982
         National Fuel Gas Co.(a)...............   21,051       739,732
         Noble Energy, Inc......................   41,454     1,942,534
         Pride International, Inc.*.............   57,325     1,790,260
         Questar Corp...........................   34,442     2,772,237
         Smith International, Inc...............   38,870     1,728,549
         Tidewater, Inc.........................   67,198     3,306,142
         Unit Corp.*............................   16,600       944,374
         Valero Energy Corp.....................   27,000     1,796,040
                                                          -------------
                                                             23,968,183
                                                          -------------
         PHARMACEUTICALS - 1.7%
         Barr Pharmaceuticals, Inc.*............   20,726       988,423
         Endo Pharmaceuticals Holdings, Inc.*...   26,098       860,712
         King Pharmaceuticals, Inc.*(a).........   70,400     1,196,800
                                                          -------------
                                                              3,045,935
                                                          -------------
         REAL ESTATE - 4.3%
         AMB Property Corp. (REIT)..............   29,585     1,495,522
         BRE Properties, Inc. - Class A (REIT)..    9,300       511,500
         CB Richard Ellis Group, Inc. - Class A*   53,697     1,337,055
         FelCor Lodging Trust, Inc. (REIT)......   35,500       771,770
         Hospitality Properties Trust (REIT)....   18,959       832,679
         Jones Lang LaSalle, Inc.(a)............   13,520     1,183,676
         New Century Financial Corp. (REIT)(a)..   23,100     1,056,825
         Regency Centers Corp. (REIT)...........   11,300       702,295
                                                          -------------
                                                              7,891,322
                                                          -------------
         RETAIL - MULTILINE - 1.2%
         BJ's Wholesale Club, Inc.*(a)..........   31,388       889,850
         J.C. Penney Co., Inc...................   20,100     1,356,951
                                                          -------------
                                                              2,246,801
                                                          -------------
         RETAIL - SPECIALTY - 5.8%
         American Eagle Outfitters, Inc.........   55,568     1,891,535
         AnnTaylor Stores Corp.*................   45,400     1,969,452
         AutoNation, Inc.*......................   28,573       612,605
         Barnes & Noble, Inc....................   34,919     1,274,543

                       See notes to financial statements

MET INVESTORS SERIES TRUST
BATTERYMARCH MID-CAP STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

      -------------------------------------------------------------------
      SECURITY                                                 VALUE
      DESCRIPTION                                   SHARES    (NOTE 2)
      -------------------------------------------------------------------

      RETAIL - SPECIALTY - CONTINUED
      Circuit City Stores, Inc....................   26,800 $     729,496
      Dollar Tree Stores, Inc.*...................   30,233       801,175
      Men's Wearhouse, Inc. (The).................   23,900       724,170
      MSC Industrial Direct Co., Inc. - Class A...   17,400       827,718
      Polo Ralph Lauren Corp......................   20,617     1,131,873
      Ross Stores, Inc............................   26,200       734,910
                                                            -------------
                                                               10,697,477
                                                            -------------
      ROAD & RAIL - 1.6%
      CSX Corp....................................   41,800     2,944,392
                                                            -------------
      SEMICONDUCTOR EQUIPMENT & PRODUCTS - 2.2%
      Fairchild Semiconductor International, Inc.*   79,150     1,438,155
      Lam Research Corp.*.........................   33,342     1,554,404
      ON Semiconductor Corp.*(a)..................  109,400       643,272
      TriQuint Semiconductor, Inc.*...............  110,580       493,187
                                                            -------------
                                                                4,129,018
                                                            -------------
      SOFTWARE - 0.4%
      Transaction Systems Architects, Inc. -
        Class A*..................................   19,664       819,792
                                                            -------------
      TELECOMMUNICATION SERVICES - DIVERSIFIED - 2.1%
      Amdocs, Ltd.*...............................   38,700     1,416,420
      Harris Corp.................................   57,704     2,395,293
                                                            -------------
                                                                3,811,713
                                                            -------------
      TELECOMMUNICATION SERVICES - WIRELESS - 0.5%
      NII Holdings, Inc.*.........................   16,290       918,430
                                                            -------------
      TEXTILES, APPAREL & LUXURY GOODS - 0.6%
      Brown Shoe Co., Inc.........................   15,550       529,944
      Carter's, Inc.*.............................   22,000       581,460
                                                            -------------
                                                                1,111,404
                                                            -------------
      TRANSPORTATION - 1.9%
      Con-way, Inc................................   60,416     3,499,899
                                                            -------------
      TRUCKING & FREIGHT FORWARDING - 0.4%
      Landstar System, Inc........................   15,500       732,065
                                                            -------------
      Total Common Stocks
      (Cost $163,840,689)                                     179,689,118
                                                            -------------

      -------------------------------------------------------------------
      SECURITY                                     PAR         VALUE
      DESCRIPTION                                 AMOUNT      (NOTE 2)
      -------------------------------------------------------------------

      SHORT-TERM INVESTMENTS - 15.2%
      State Street Bank & Trust Co., Repurchase
        Agreement dated 06/30/06 at 3.400% to
        be repurchased at $7,657,169 on
        07/03/06 collateralized by $7,810,000
        FHLMC, due 06/27/11 with a value of
        $7,810,000............................. $ 7,655,000 $  7,655,000
      State Street Navigator Securities Lending
        Prime Portfolio(b).....................  20,328,906   20,328,906
                                                            ------------
      Total Short-Term Investments
      (Cost $27,983,906)                                      27,983,906
                                                            ------------

      TOTAL INVESTMENTS - 113.0%
      (Cost $191,824,595)                                    207,673,024

      Other Assets and Liabilities (net) - (13.0%)           (23,949,832)
                                                            ------------

      TOTAL NET ASSETS - 100.0%                             $183,723,192
                                                            ============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

FHLMC - Federal Home Loan Mortgage Corporation

REIT - Real Estate Investment Trust

                       See notes to financial statements

MET INVESTORS SERIES TRUST
DREMAN SMALL-CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


      --------------------------------------------------------------------
      SECURITY                                                  VALUE
      DESCRIPTION                                     SHARES   (NOTE 2)
      --------------------------------------------------------------------

      COMMON STOCKS - 94.3%
      AEROSPACE & DEFENSE - 3.0%
      Aeroflex, Inc.*................................ 31,600 $     368,772
      Curtiss-Wright Corp............................  8,400       259,392
      DRS Technologies, Inc.......................... 11,100       541,125
                                                             -------------
                                                                 1,169,289
                                                             -------------
      BANKS - 2.1%
      Beverly Hills Bancorp, Inc..................... 36,500       351,130
      Sterling Financial Corp. of Spokane............  3,500       106,785
      UCBH Holdings, Inc............................. 22,200       367,188
                                                             -------------
                                                                   825,103
                                                             -------------
      BIOTECHNOLOGY - 0.8%
      Charles River Laboratories International, Inc.*  8,250       303,600
                                                             -------------
      CHEMICALS - 1.7%
      Agrium, Inc.................................... 28,600       664,092
                                                             -------------
      COMMERCIAL SERVICES & SUPPLIES - 6.7%
      Aleris International, Inc.*.................... 10,700       490,595
      Aviall, Inc.*..................................  9,700       460,944
      HMS Holdings Corp.*............................ 77,850       834,552
      Nobel Learning Communities, Inc.*..............  3,600        36,000
      Pediatrix Medical Group, Inc.*.................  5,900       267,270
      WCA Waste Corp.*............................... 62,100       512,325
                                                             -------------
                                                                 2,601,686
                                                             -------------
      COMMUNICATIONS EQUIPMENT & SERVICES - 2.4%
      CommScope, Inc.*............................... 29,600       930,032
                                                             -------------
      CONSTRUCTION & ENGINEERING - 6.1%
      Chicago Bridge & Iron Co. N.V.................. 16,100       388,815
      Foster Wheeler Ltd.*........................... 21,900       946,080
      Insituform Technologies, Inc.*................. 17,500       400,575
      Washington Group International, Inc............ 11,800       629,412
                                                             -------------
                                                                 2,364,882
                                                             -------------
      CONSTRUCTION MATERIALS - 0.9%
      EMCOR Group, Inc.*.............................  7,100       345,557
                                                             -------------
      ELECTRIC UTILITIES - 1.7%
      NGP Capital Resources Co....................... 16,900       247,247
      Pike Electric Corp.*........................... 22,400       431,424
                                                             -------------
                                                                   678,671
                                                             -------------
      ELECTRICAL EQUIPMENT & SERVICES - 2.6%
      General Cable Corp.*........................... 18,700       654,500
      Regal-Beloit Corp..............................  8,400       370,860
                                                             -------------
                                                                 1,025,360
                                                             -------------
      ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.5%
      Anixter International, Inc..................... 12,400       588,504
                                                             -------------
      ENERGY EQUIPMENT & SERVICES - 1.6%
      Mirant Corp.*.................................. 10,000       268,000
      Oil States International, Inc.*................ 10,400       356,512
                                                             -------------
                                                                   624,512
                                                             -------------

         --------------------------------------------------------------
         SECURITY                                            VALUE
         DESCRIPTION                              SHARES    (NOTE 2)
         --------------------------------------------------------------

         FINANCIAL - DIVERSIFIED - 3.9%
         MCG Capital Corp........................  22,300 $     354,570
         Prospect Energy Corp....................  24,200       411,158
         Tortoise Energy Capital Corp............  16,000       344,800
         Tortoise Energy Infrastructure Corp.....  13,800       394,818
                                                          -------------
                                                              1,505,346
                                                          -------------
         FOOD PRODUCTS - 0.7%
         Chiquita Brands International, Inc......  19,600       270,088
                                                          -------------
         FOOD RETAILERS - 1.0%
         Nash Finch Co...........................  17,600       374,704
                                                          -------------
         HEALTH CARE EQUIPMENT & SUPPLIES - 5.9%
         Beckman Coulter, Inc....................   3,100       172,205
         Cooper Cos., Inc. (The).................   9,400       416,326
         Hanger Orthopedic Group, Inc.*..........  25,800       215,688
         Kinetic Concepts, Inc.*.................  19,700       869,755
         Laserscope*.............................   7,600       234,156
         PerkinElmer, Inc........................  19,050       398,145
                                                          -------------
                                                              2,306,275
                                                          -------------
         HEALTH CARE PROVIDERS & SERVICES - 3.9%
         Healthspring, Inc.*.....................  31,700       594,375
         Inyx, Inc.*............................. 101,200       263,120
         LifePoint Hospitals, Inc.*..............  10,500       337,365
         Option Care, Inc........................  27,700       331,846
                                                          -------------
                                                              1,526,706
                                                          -------------
         HOTELS, RESTAURANTS & LEISURE - 3.9%
         Century Casinos, Inc.*..................  41,100       440,181
         Lakes Entertainment, Inc.*..............  49,300       596,037
         Penn National Gaming, Inc.*.............  11,900       461,482
                                                          -------------
                                                              1,497,700
                                                          -------------
         INSURANCE - 4.2%
         Arch Capital Group, Ltd.*...............   7,300       434,058
         Endurance Specialty Holdings, Ltd.......   7,150       228,800
         Odyssey Re Holdings Corp................  23,200       611,320
         Platinum Underwriters Holdings, Ltd.....   8,000       223,840
         Safety Insurance Group, Inc.............   2,450       116,498
                                                          -------------
                                                              1,614,516
                                                          -------------
         INTERNET SOFTWARE & SERVICES - 2.1%
         Corillian Corp.*........................ 186,400       557,336
         Openwave Systems, Inc.*.................  12,000       138,480
         United Online, Inc......................  11,000       132,000
                                                          -------------
                                                                827,816
                                                          -------------
         MACHINERY - 4.6%
         AGCO Corp.*.............................  23,500       618,520
         Bucyrus International, Inc. - Class A...   5,225       263,862
         Insteel Industries, Inc.................   5,600       135,520
         Terex Corp.*............................   3,400       335,580
         Watts Water Technologies, Inc. - Class A  13,300       446,215
                                                          -------------
                                                              1,799,697
                                                          -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
DREMAN SMALL-CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

          -------------------------------------------------------------
          SECURITY                                           VALUE
          DESCRIPTION                              SHARES   (NOTE 2)
          -------------------------------------------------------------

          METALS & MINING - 8.1%
          Cameco Corp............................. 11,600 $     463,652
          Century Aluminum Co.*...................  9,300       331,917
          Northern Orion Resources, Inc.*......... 61,900       300,834
          Northwest Pipe Co.*.....................  3,800        96,140
          Novamerican Steel, Inc.*................  4,500       182,115
          Oregon Steel Mills, Inc.*...............  9,900       501,534
          RTI International Metals, Inc.*......... 12,100       675,664
          Uranium Resources, Inc.*................ 89,200       455,812
          Yamana Gold, Inc.*...................... 15,200       150,024
                                                          -------------
                                                              3,157,692
                                                          -------------
          OIL & GAS - 11.1%
          Atwood Oceanics, Inc.*.................. 14,900       739,040
          Helix Energy Solutions Group, Inc.*..... 14,500       585,220
          McMoRan Exploration Co.*................ 28,200       496,320
          Parallel Petroleum Corp.*............... 15,200       375,592
          Petrohawk Energy Corp.*................. 29,700       374,220
          Southern Union Co....................... 34,700       938,982
          Superior Energy Services, Inc.*.........  6,600       223,740
          Willbros Group, Inc.*................... 29,500       558,730
                                                          -------------
                                                              4,291,844
                                                          -------------
          PHARMACEUTICALS - 1.2%
          Par Pharmaceutical Cos., Inc.*.......... 18,350       338,741
          SFBC International, Inc.*...............  8,400       127,344
                                                          -------------
                                                                466,085
                                                          -------------
          REAL ESTATE - 8.3%
          Annaly Mortgage Management, Inc. (REIT). 18,500       236,985
          Fieldstone Investment Corp. (REIT)...... 38,100       348,996
          GMH Communities Trust (REIT)............  9,100       119,938
          JER Investors Trust, Inc. (REIT)........ 24,500       380,975
          KKR Financial Corp. (REIT).............. 22,700       472,387
          MFA Mortgage Investments, Inc. (REIT)... 37,700       259,376
          MortgageIT Holdings, Inc. (REIT)........ 37,100       447,426
          Newcastle Investment Corp. (REIT)....... 14,000       354,480
          Novastar Financial, Inc. (REIT)......... 19,400       613,234
                                                          -------------
                                                              3,233,797
                                                          -------------
          RETAIL - MULTILINE - 1.2%
          Stein Mart, Inc......................... 21,400       316,720
          Tuesday Morning Corp....................  9,900       130,185
                                                          -------------
                                                                446,905
                                                          -------------
          SOFTWARE - 1.5%
          Applix, Inc.*........................... 28,400       209,592
          Lawson Software, Inc.*.................. 53,100       355,770
                                                          -------------
                                                                565,362
                                                          -------------
          TELECOMMUNICATION SERVICES - DIVERSIFIED - 0.9%
          Fairpoint Communications, Inc........... 23,900       344,160
                                                          -------------

      -------------------------------------------------------------------
      SECURITY                                    SHARES/PAR    VALUE
      DESCRIPTION                                   AMOUNT     (NOTE 2)
      -------------------------------------------------------------------

      TRANSPORTATION - 0.7%
      Old Dominion Freight Line, Inc.*...........      7,600 $   285,684
                                                             -----------
      Total Common Stocks
      (Cost $37,180,441)                                      36,635,665
                                                             -----------

      SHORT-TERM INVESTMENT - 7.1%
      State Street Bank & Trust Co., Repurchase
        Agreement dated 06/30/06 at 2.550% to
        be repurchased at $2,745,583 on
        07/03/06 collateralized by $ 2,800,000
        FHLMC 5.375% due 05/2/08 with a value
        of $2,800,000
        (Cost $2,745,000)........................ $2,745,000   2,745,000
                                                             -----------

      TOTAL INVESTMENTS - 101.4%
      (Cost $39,925,441)                                      39,380,665

      Other Assets and Liabilities (net) - (1.4%)               (544,071)
                                                             -----------

      TOTAL NET ASSETS - 100.0%                              $38,836,594
                                                             ===========

PORTFOLIO FOOTNOTES:

* Non-income producing security.

FHLMC - Federal Home Loan Mortgage Corporation

REIT - Real Estate Investment Trust

                       See notes to financial statements

MET INVESTORS SERIES TRUST
FEDERATED HIGH YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


       ------------------------------------------------------------------
       SECURITY                                     PAR         VALUE
       DESCRIPTION                                 AMOUNT      (NOTE 2)
       ------------------------------------------------------------------

       DOMESTIC BONDS & DEBT SECURITIES - 94.2%
       ADVERTISING - 1.4%
       Advanstar Communications, Inc.
         10.750%, due 08/15/10.................. $   125,000 $    134,688
        Series B 12.000%, due 02/15/11..........     175,000      185,062
       Advanstar, Inc., Series B 0.000%/15.000%,
         due 10/15/11(a)........................     175,000      184,188
       Lamar Media Corp. 6.625%, due 08/15/15...     100,000       93,000
       WDAC Subsidiary Corp. 8.375%, due
         12/01/14(b)............................     475,000      469,062
                                                             ------------
                                                                1,066,000
                                                             ------------
       AEROSPACE & DEFENSE - 1.7%
       Alliant Techsystems, Inc. 6.750%, due
         04/01/16...............................     275,000      265,375
       DRS Technologies, Inc. 6.625%, due
         02/01/16...............................     300,000      291,750
       K&F Acquisition, Inc. 7.750%, due
         11/15/14...............................     125,000      123,750
       L-3 Communications Corp.
         6.125%, due 01/15/14...................     425,000      405,875
        6.375%, due 10/15/15....................     200,000      192,000
                                                             ------------
                                                                1,278,750
                                                             ------------
       AGRICULTURE - 0.8%
       Eurofresh, Inc. 11.500%, due 01/15/13
         (144A)(b)..............................     275,000      270,875
       Reynolds American, Inc. 7.750%, due
         06/01/18(b)............................     350,000      337,750
                                                             ------------
                                                                  608,625
                                                             ------------
       APPAREL & TEXTILES - 0.1%
       Phillips-Van Heusen Corp. 8.125%, due
         05/01/13...............................     100,000      102,750
                                                             ------------
       AUTO COMPONENTS - 3.1%
       Advanced Accessory Systems LLC 10.750%,
         due 06/15/11...........................     200,000      206,500
       American Tire Distributors Holdings, Inc.
         10.750%, due 04/01/13..................     150,000      137,250
       Cooper Standard Automotive, Inc. 8.375%,
         due 12/15/14...........................     350,000      277,812
       Hertz Corp. 8.875%, due 01/01/14
         (144A)(b)..............................     175,000      180,250
       Rexnord Corp. 10.125%, due 12/15/12......     200,000      221,468
       Stanadyne Corp. Series 1 10.000%, due
         08/15/14...............................     250,000      235,000
       Stanadyne Holdings, Inc. 0.000%/12.000%,
         due 02/15/15(a)........................     125,000       63,125
       Stoneridge, Inc. 11.500%, due 05/01/12...     200,000      193,000
       Tenneco Automotive, Inc. 8.625%, due
         11/15/14...............................     200,000      200,500

     ----------------------------------------------------------------------
     SECURITY                                         PAR         VALUE
     DESCRIPTION                                     AMOUNT      (NOTE 2)
     ----------------------------------------------------------------------

     AUTO COMPONENTS - CONTINUED
     TRW Automotive, Inc.
       9.375%, due 02/15/13....................... $    75,000 $     80,063
      11.000%, due 02/15/13.......................     285,000      312,787
     United Components, Inc. 9.375%, due
       06/15/13...................................     250,000      247,500
                                                               ------------
                                                                  2,355,255
                                                               ------------
     AUTOMOBILES - 0.5%
     General Motors Corp.
       7.125%, due 07/15/13.......................     200,000      165,500
      8.375%, due 07/15/33........................     250,000      202,500
                                                               ------------
                                                                    368,000
                                                               ------------
     AUTOMOTIVE LOANS - 1.6%
     Ford Motor Credit Co.
       7.250%, due 10/25/11.......................     900,000      799,212
      7.450%, due 07/16/31........................     550,000      400,125
                                                               ------------
                                                                  1,199,337
                                                               ------------
     BEVERAGES - 0.5%
     Constellation Brands, Inc., Series B 8.000%,
       due 02/15/08...............................     150,000      153,375
     Cott Beverages USA, Inc.
       8.000%, due 12/15/11.......................     250,000      250,625
                                                               ------------
                                                                    404,000
                                                               ------------
     BIOTECHNOLOGY - 0.6%
     Fisher Scientific International, Inc. 6.125%,
       due 07/01/15...............................     475,000      460,156
                                                               ------------
     BUILDING MATERIALS - 1.7%
     Goodman Global Holding Co., Inc.
       8.329%, due 06/15/12(c)....................      72,000       72,360
      7.875%, due 12/15/12........................     250,000      240,000
     Interline Brands, Inc. 8.125%, due
       06/15/14...................................     175,000      175,437
     Nortek, Inc. 8.500%, due 09/01/14............     100,000       97,250
     NTK Holdings, Inc.
       0.000%/ 10.750%, due 03/01/14(a)...........     200,000      145,750
     Panolam Industries International, Inc.
       10.750%, due 10/01/13 (144A)(b)............     275,000      268,125
     Texas Industries, Inc. 7.250%, due
       07/15/13...................................      50,000       49,750
     U.S. Concrete, Inc. 8.375%, due 04/01/14.....     250,000      253,750
                                                               ------------
                                                                  1,302,422
                                                               ------------
     BUSINESS SERVICES - 0.8%
     Lamar Media Corp. 7.250%, due 01/01/13.......     175,000      171,937
     RH Donnelley Corp.
       6.875%, due 01/15/13(b)....................     300,000      277,500
      8.875%, due 01/15/16 (144A)(b)..............     200,000      202,750
                                                               ------------
                                                                    652,187
                                                               ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
FEDERATED HIGH YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


     ---------------------------------------------------------------------
     SECURITY                                        PAR         VALUE
     DESCRIPTION                                    AMOUNT      (NOTE 2)
     ---------------------------------------------------------------------

     CHEMICALS - 1.9%
     Equistar Chemicals LP/Equistar Funding Corp.
       10.125%, due 09/01/08..................... $   250,000 $    264,375
     Huntsman International LLC
       10.125%, due 07/01/09.....................     258,000      263,160
     Lyondell Chemical Co.
       9.500%, due 12/15/08......................     162,000      167,265
      Series A 9.625%, due 05/01/07..............      75,000       76,500
     Nalco Co. 8.875%, due 11/15/13..............     275,000      278,437
     PQ Corp. 7.500%, due 02/15/13...............     175,000      165,375
     Union Carbide Chemicals & Plastics Co., Inc.
       7.875%, due 04/01/23......................     175,000      183,251
     Union Carbide Corp. 7.500%, due
       06/01/25..................................      50,000       51,063
                                                              ------------
                                                                 1,449,426
                                                              ------------
     COMMERCIAL SERVICES & SUPPLIES - 2.0%
     Brand Services, Inc. 12.000%, due
       10/15/12..................................     325,000      368,062
     Education Management LLC 10.250%, due
       06/01/16(b)...............................     250,000      250,000
     Hertz Corp. 10.500%, due 01/01/16
       (144A)(b).................................     350,000      372,750
     Insurance Auto Auctions, Inc. 11.000%, due
       04/01/13..................................     275,000      272,250
     iPayment, Inc. 9.750%, due 05/15/14
       (144A)(b).................................     150,000      150,000
     NationsRent, Inc. 9.500%, due 10/15/10......     150,000      160,500
                                                              ------------
                                                                 1,573,562
                                                              ------------
     COMPUTERS & PERIPHERALS - 0.6%
     Activant Solutions, Inc. 9.500%, due
       05/01/16(b)...............................      75,000       72,938
     Seagate Technology HDD Holdings 8.000%,
       due 05/15/09..............................     225,000      231,750
     SMART Modular Technologies, Inc. 11.008%,
       due 04/01/12(c)...........................     162,000      172,327
                                                              ------------
                                                                   477,015
                                                              ------------
     CONTAINERS & PACKAGING - 2.4%
     Ball Corp. 6.625%, due 03/15/18.............     150,000      140,250
     Berry Plastics Corp. 10.750%, due
       07/15/12..................................     325,000      353,437
     Crown Americas, LLC 7.750%, due 11/15/15
       (144A)(b).................................     175,000      173,250
     Graphic Packaging International Corp.
       9.500%, due 08/15/13......................     375,000      373,125
     Greif, Inc. 8.875%, due 08/01/12............     225,000      237,938
     Owens-Illinois, Inc. 8.100%, due 05/15/07...     350,000      353,500
     Plastipak Holdings, Inc.
       8.500%, due 12/15/15 (144A)(b)............     125,000      125,625

     ---------------------------------------------------------------------
     SECURITY                                        PAR         VALUE
     DESCRIPTION                                    AMOUNT      (NOTE 2)
     ---------------------------------------------------------------------

     CONTAINERS & PACKAGING - CONTINUED
     Russell-Stanley Holdings, Inc. 9.000%, due
       11/30/08 (144A)*(d)(f)(i)................. $    18,258 $      5,079
     Smurfit-Stone Container Enterprises, Inc.
       9.750%, due 02/01/11......................      75,000       77,438
                                                              ------------
                                                                 1,839,642
                                                              ------------
     ELECTRIC UTILITIES - 4.2%
     CMS Energy Corp. 7.500%, due 01/15/09.......     200,000      203,500
     Edison Mission Energy
       7.730%, due 06/15/09......................     225,000      228,375
      7.750%, due 06/15/16 (144A)(b).............     400,000      395,000
     FPL Energy National Wind 6.125%, due
       03/25/19 (144A)(b)........................     117,738      114,256
     Inergy LP/Inergy Finance Corp. 6.875%, due
       12/15/14..................................     275,000      257,125
     Nevada Power Co.
       9.000%, due 08/15/13......................     260,000      282,710
      5.875%, due 01/15/15.......................      50,000       47,668
      Series I6.500%, due 04/15/12...............     300,000      299,898
     NorthWestern Corp. 5.875%, due
       11/01/14..................................      75,000       73,854
     NRG Energy, Inc.
       7.250%, due 02/01/14......................     125,000      122,187
      7.375%, due 02/01/16.......................     250,000      244,375
     PSEG Energy Holdings LLC
       8.625%, due 02/15/08......................     200,000      206,000
      10.000%, due 10/01/09......................     250,000      271,250
     Sierra Pacific Resources 6.750%, due
       08/15/17..................................     200,000      189,964
     TECO Energy, Inc. 6.750%, due 05/01/15......      75,000       73,313
     VeraSun Energy 9.875%, due 12/15/12(b)......     175,000      185,500
                                                              ------------
                                                                 3,194,975
                                                              ------------
     ELECTRICAL COMPONENTS & EQUIPMENT - 0.3%
     Superior Essex Communications LLC/Essex
       Group, Inc. 9.000%, due 04/15/12..........     250,000      255,000
                                                              ------------
     ENERGY - 0.8%
     Atlas Pipeline Partners, L.P. 8.125%, due
       12/15/15 (144A)(b)........................     100,000      100,125
     Pacific Energy Partners LP / Pacific Energy
       Finance Corp. 6.250%, due 09/15/15........     175,000      170,625
     SemGroup LP 8.750%, due 11/15/15
       (144A)(b).................................     200,000      200,000
     Transcontinental Gas Pipe Line Corp. 6.400%,
       due 04/15/16 (144A)(b)....................     125,000      120,313
                                                              ------------
                                                                   591,063
                                                              ------------
     ENTERTAINMENT & LEISURE - 2.8%
     AMC Entertainment, Inc. 9.875%, due
       02/01/12..................................     225,000      225,000
     Cinemark USA, Inc. 9.000%, due 02/01/13.....     150,000      158,250

                       See notes to financial statements

MET INVESTORS SERIES TRUST
FEDERATED HIGH YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


     ----------------------------------------------------------------------
     SECURITY                                         PAR         VALUE
     DESCRIPTION                                     AMOUNT      (NOTE 2)
     ----------------------------------------------------------------------

     ENTERTAINMENT & LEISURE - CONTINUED
     Cinemark, Inc. 0.000%/ 9.750%, due
       03/15/14(a)................................ $   500,000 $    390,000
     Herbst Gaming, Inc. 7.000%, due
       11/15/14...................................     175,000      167,125
     HRP Myrtle Beach Operations LLC/HRP Myrtle
       Beach Capital Corp. 9.818%, due 04/01/12
       (144A)(b)(c)...............................     200,000      199,000
     Jacobs Entertainment, Inc. 9.750%, due
       06/15/14 (144A)(b).........................     175,000      176,750
     Penn National Gaming, Inc. 6.750%, due
       03/01/15...................................     250,000      234,375
     Steinway Musical Instruments, Inc. 7.000%,
       due 03/01/14 (144A)(b).....................      75,000       72,938
     Tunica-Biloxi Gaming Authority 9.000%, due
       11/15/15 (144A)(b).........................     175,000      180,250
     Universal City Development Partners 11.750%,
       due 04/01/10...............................     375,000      410,156
                                                               ------------
                                                                  2,213,844
                                                               ------------
     ENVIRONMENTAL SERVICES - 0.8%
     Allied Waste North America, Inc. 7.125%, due
       05/15/16 (144A)(b).........................     200,000      189,500
     Clean Harbors, Inc. 11.250%, due
       07/15/12...................................     130,000      146,900
     IMCO Recycling, Inc. 10.375%, due
       10/15/10...................................     225,000      244,125
                                                               ------------
                                                                    580,525
                                                               ------------
     FINANCIAL - DIVERSIFIED - 6.5%
     AAC Group Holding Corp.
       0.000%/10.250%, due 10/01/12(a)............     300,000      235,500
      12.750%, due 10/01/12 (144A)(b)(d)..........      75,000       75,375
     AMR HoldCo, Inc./EmCare HoldCo, Inc.
       10.000%, due 02/15/15......................     150,000      157,875
     BCP Crystal U.S. Holdings Corp. 9.625%, due
       06/15/14...................................     179,000      195,110
     Crystal U.S. Holdings 3 LLC, Series B 0.000%/
       10.500%, due 10/01/14(a)...................     600,000      472,500
     Galaxy Entertainment Finance Co., Ltd.
       9.875%, due 12/15/12 (144A)(b).............     275,000      287,375
     General Motors Acceptance Corp.
       6.875%, due 09/15/11.......................     550,000      525,348
      8.000%, due 11/01/31........................     700,000      674,580
     Global Cash Access LLC/Global Cash Finance
       Corp. 8.750%, due 03/15/12.................     179,000      189,516
     Hexion US Finance Corp./Hexion Nova Scotia
       Finance ULC 9.000%, due 07/15/14...........     400,000      407,000
     JSG Funding 9.625%, due 10/01/12.............     250,000      258,750
     Nalco Finance Holdings LLC 0.000%/ 9.000%,
       due 02/01/14(a)............................     216,000      163,080

     ------------------------------------------------------------------------
     SECURITY                                        PAR            VALUE
     DESCRIPTION                                    AMOUNT         (NOTE 2)
     ------------------------------------------------------------------------

     FINANCIAL - DIVERSIFIED - CONTINUED
     Nell AF SARL 8.375%, due 08/15/15
       (144A)(b)................................. $   375,000    $    362,344
     Southern Star Central Corp. 6.750%, due
       03/01/16 (144A)(b)........................      50,000          48,250
     UGS Corp. 10.000%, due 06/01/12.............     225,000         243,000
     Visant Corp. 7.625%, due 10/01/12...........     250,000         243,750
     Visant Holding Corp. 0.000%/ 10.250%, due
       12/01/13(a)...............................     625,000         493,750
                                                                 ------------
                                                                    5,033,103
                                                                 ------------
     FOOD & DRUG RETAILING - 0.6%
     ASG Consolidated LLC/ASG Finance, Inc.
       0.000%/11.500%, due 11/01/11(a)...........     525,000         444,938
                                                                 ------------
     FOOD PRODUCTS - 2.2%
     B&G Foods, Inc. 8.000%, due 10/01/11........     225,000         226,125
     Birds Eye Foods, Inc. 11.875%, due
       11/01/08..................................      63,000          64,496
     Del Monte Corp. 6.750%, due 02/15/15........     425,000         396,312
     Eagle Family Foods, Inc., Series B 8.750%,
       due 01/15/08..............................     125,000         101,563
     Michael Foods, Inc. 8.000%, due 11/15/13....     325,000         320,938
     Pierre Foods, Inc. 9.875%, due 07/15/12.....     300,000         306,750
     Pilgrim's Pride Corp. 9.250%, due 11/15/13..     100,000         100,250
     Smithfield Foods, Inc., Series B 7.750%, due
       05/15/13..................................     150,000         147,750
                                                                 ------------
                                                                    1,664,184
                                                                 ------------
     FOOD RETAILERS - 0.5%
     Couch-Tard US LP/Couche-Tard Finance Corp.
       7.500%, due 12/15/13......................     350,000         350,000
                                                                 ------------
     HEALTH CARE EQUIPMENT & SUPPLIES - 2.1%
     CDRV Investors, Inc. 9.625%, due
       01/01/15(a)...............................     725,000         493,000
     Leiner Health Products, Inc. 11.000%, due
       06/01/12..................................     175,000         166,469
     Safety Products Holdings, Inc. 11.750%, due
       01/01/12(d)...............................     275,209         287,593
     Vanguard Health Holding Co. II 9.000%, due
       10/01/14..................................     250,000         250,625
     VWR International, Inc. 8.000%, due
       04/15/14..................................     250,000         244,063
     WH Holdings Ltd./WH Capital Corp. 9.500%,
       due 04/01/11..............................     190,000         209,000
                                                                 ------------
                                                                    1,650,750
                                                                 ------------
     HEALTH CARE PROVIDERS & SERVICES - 4.2%
     Accellent, Inc. 10.500%, due 12/01/13.......     225,000         231,187
     Ameripath, Inc. 10.500%, due 04/01/13.......     400,000         421,500
     Bio-Rad Laboratories, Inc. 6.125%, due
       12/15/14..................................     225,000         207,563
     Concentra Operating Corp. 9.500%, due
       08/15/10..................................     225,000         234,000

                       See notes to financial statements

MET INVESTORS SERIES TRUST
FEDERATED HIGH YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


      --------------------------------------------------------------------
      SECURITY                                       PAR         VALUE
      DESCRIPTION                                   AMOUNT      (NOTE 2)
      --------------------------------------------------------------------

      HEALTH CARE PROVIDERS & SERVICES - CONTINUED
      CRC Health Corp. 10.750%, due 02/01/16
        (144A)(b)................................ $   225,000 $    230,062
      HCA, Inc.
        8.750%, due 09/01/10.....................     375,000      397,224
       6.750%, due 07/15/13......................     300,000      287,978
       7.500%, due 11/06/33......................     275,000      252,721
       6.375%, due 01/15/15......................     400,000      372,620
      National Mentor Holdings, Inc. 11.250%, due
        07/01/14 (144A)(b).......................     225,000      230,062
      Omnicare, Inc. 6.875%, due 12/15/15........     250,000      238,750
      Psychiatric Solutions, Inc. 7.750%, due
        07/15/15.................................     150,000      147,563
                                                              ------------
                                                                 3,251,230
                                                              ------------
      HOTELS, RESTAURANTS & LEISURE - 7.1%
      155 East Tropicana LLC/155 East Tropicana
        Finance Corp. 8.750%, due 04/01/12.......     250,000      239,375
      Boyd Gaming Corp.
        7.750%, due 12/15/12.....................     175,000      177,406
       8.750%, due 04/15/12......................     100,000      105,250
      Caesars Entertainment, Inc. 8.125%, due
        05/15/11.................................     300,000      317,625
      Dave & Buster's, Inc. 11.250%, due 03/15/14
        (144A)(b)................................     150,000      144,750
      Gaylord Entertainment Co. 6.750%, due
        11/15/14.................................     175,000      164,938
      Intrawest Corp. 7.500%, due 10/15/13.......     275,000      275,000
      Kerzner International, Ltd. 6.750%, due
        10/01/15.................................     300,000      314,625
      Landry's Restaurants, Inc. 7.500%, due
        12/15/14.................................     225,000      207,563
      Majestic Star Casino LLC 9.500%, due
        10/15/10.................................      50,000       52,625
      Mandalay Resort Group
        9.500%, due 08/01/08.....................     125,000      132,813
       8.500%, due 09/15/10......................     150,000      156,563
       9.375%, due 02/15/10......................      18,000       19,035
      MGM MIRAGE, Inc.
        9.750%, due 06/01/07.....................     500,000      516,250
       Series B 10.250%, due 08/01/07............     550,000      572,687
      MTR Gaming Group, Inc.
        9.000%, due 06/01/12 (144A)(b)...........     100,000      100,875
       Series B 9.750%, due 04/01/10.............     225,000      238,781
      Park Place Entertainment Corp. 7.875%, due
        03/15/10.................................     275,000      286,687
      Royal Caribbean Cruises, Ltd.
        7.250%, due 06/15/16.....................      75,000       74,645
       8.000%, due 05/15/10......................     175,000      183,837
      San Pasqual Casino 8.000%, due 09/15/13
        (144A)(b)................................     200,000      200,500

     ---------------------------------------------------------------------
     SECURITY                                        PAR         VALUE
     DESCRIPTION                                    AMOUNT      (NOTE 2)
     ---------------------------------------------------------------------

     HOTELS, RESTAURANTS & LEISURE - CONTINUED
     Starwood Hotels & Resorts Worldwide, Inc.
       7.375%, due 05/01/07...................... $   350,000 $    353,937
      7.875%, due 05/01/12.......................     100,000      104,875
     Station Casinos, Inc.
       6.000%, due 04/01/12......................     125,000      117,656
      6.500%, due 02/01/14.......................     200,000      187,000
     Wynn Las Vegas LLC/Wynn Las Vegas Capital
       6.625%, due 12/01/14......................     225,000      213,188
                                                              ------------
                                                                 5,458,486
                                                              ------------
     HOUSEHOLD PRODUCTS - 3.5%
     ALH Finance LLC/ALH Finance Corp. 8.500%,
       due 01/15/13..............................     400,000      388,000
     American Achievement Corp. 8.250%, due
       04/01/12..................................     175,000      173,250
     Ames True Temper, Inc. 10.000%, due
       07/15/12..................................     275,000      225,500
     Church & Dwight Co., Inc. 6.000%, due
       12/15/12..................................     250,000      232,500
     Glenoit Corp. 11.000%, due
       04/15/07*(f)(g)(h)........................      50,000            0
     Jarden Corp. 9.750%, due 05/01/12...........     250,000      256,250
     Norcraft Cos. LP/Norcraft Finance Corp.
       9.000%, due 11/01/11......................     150,000      153,375
     Norcraft Holdings LP/Norcraft Capital Corp.
       0.000%/ 9.750%, due 09/01/12(a)...........     400,000      326,000
     Sealy Mattress Co. 8.250%, due 06/15/14.....     175,000      175,875
     Spectrum Brands, Inc.
       7.375%, due 02/01/15......................     400,000      327,000
      8.500%, due 10/01/13.......................     100,000       86,000
     Visant Holdings Corp. 8.750%, due 12/01/13
       (144A)(b).................................     350,000      339,500
                                                              ------------
                                                                 2,683,250
                                                              ------------
     HOUSEHOLD PRODUCTS/WARES - 0.2%
     American Greetings 7.375%, due 06/01/16.....     175,000      176,750
                                                              ------------
     INDUSTRIAL - DIVERSIFIED - 2.5%
     Amsted Industries, Inc. 10.250%, due
       10/15/11 (144A)(b)........................     100,000      107,500
     Covalence Specialty Materials Corp. 10.250%,
       due 03/01/16 (144A)(b)....................     300,000      289,500
     Da-Lite Screen Co., Inc. 9.500%, due
       05/15/11..................................     250,000      266,250
     Koppers, Inc. 9.875%, due 10/15/13..........     152,000      163,780
     Neenah Co. 11.000%, due 09/30/10
       (144A)(b).................................     191,000      207,235
     Norcross Safety Products LLC/Norcoss Capital
       Co., Series B 9.875%, due 08/15/11........     250,000      260,625
     Nutro Products, Inc. 10.750%, due 04/15/14
       (144A)(b).................................     125,000      129,219

                       See notes to financial statements

MET INVESTORS SERIES TRUST
FEDERATED HIGH YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


     ---------------------------------------------------------------------
     SECURITY                                        PAR         VALUE
     DESCRIPTION                                    AMOUNT      (NOTE 2)
     ---------------------------------------------------------------------

     INDUSTRIAL - DIVERSIFIED - CONTINUED
     Reddy Ice Holdings, Inc. 0.0000%/10.500%,
       due 11/01/12(a)........................... $   325,000 $    263,250
     Ryerson Tull, Inc. 9.125%, due 07/15/06.....     150,000      150,000
     Stena AB 7.000%, due 12/01/16...............     125,000      115,625
                                                              ------------
                                                                 1,952,984
                                                              ------------
     INTERNET & CATALOG RETAIL - 0.3%
     FTD, Inc. 7.750%, due 02/15/14..............     194,000      192,060
                                                              ------------
     LEISURE EQUIPMENT & PRODUCTS - 0.5%
     Knowledge Learning Center, Inc. 7.750%, due
       02/01/15 (144A)(b)........................     425,000      391,000
                                                              ------------
     MACHINERY - 0.4%
     Case New Holland, Inc. 9.250%, due
       08/01/11..................................     275,000      290,813
     Clark Material Handling Company, Series D
       10.750%, due 11/15/06*(f)(h)..............     150,000            0
                                                              ------------
                                                                   290,813
                                                              ------------
     MEDIA - 6.9%
     CBD Media Holdings LLC 9.250%, due
       07/15/12..................................     425,000      425,000
     CCH I Holdings LLC 9.920%, due 04/01/14.....     135,000       81,675
     CCH I LLC 11.000%, due 10/01/15.............     167,000      146,960
     Charter Communications 10.250%, due
       09/15/10..................................     500,000      503,750
     CSC Holdings, Inc. 7.250%, due 07/15/08.....     175,000      176,094
     CSC Holdings, Inc., Senior Notes 7.875%, due
       12/15/07..................................     200,000      203,000
     Dex Media, Inc. 0.000%/ 9.000%, due
       11/15/13(a)...............................     225,000      190,687
     DirecTV Holdings LLC/DirectTV Financing Co.
       8.375%, due 03/15/13......................     211,000      222,077
      6.375%, due 06/15/15.......................     175,000      162,312
     EchoStar DBS Corp.
       5.750%, due 10/01/08......................     225,000      220,500
      6.375%, due 10/01/11.......................     200,000      192,000
     Houghton Mifflin Co. 0.000%/11.500%, due
       10/15/13(a)...............................     225,000      186,750
     IESY Repository GMBH 10.375%, due
       02/15/15 (144A)(b)........................     200,000      192,000
     Kabel Deutschland GMBH 10.625%, due
       07/01/14 (144A)(b)........................     550,000      583,000
     LodgeNet Entertainment Corp. 9.500%, due
       06/15/13..................................     175,000      187,250
     NBC Acquisition Corp. 0.000%/11.000%, due
       03/15/13(a)...............................     175,000      129,938
     Nebraska Book Co., Inc. 8.625%, due
       03/15/12..................................     250,000      233,750
     Quebecor Media, Inc. 7.750%, due 03/15/16
       (144A)(b).................................     100,000       98,500

     ----------------------------------------------------------------------
     SECURITY                                         PAR         VALUE
     DESCRIPTION                                     AMOUNT      (NOTE 2)
     ----------------------------------------------------------------------

     MEDIA - CONTINUED
     Rainbow National Services LLC 10.375%, due
       09/01/14 (144A)(b)......................... $   325,000 $    361,562
     Reader's Digest Association, Inc. 6.500%, due
       03/01/11...................................     200,000      194,000
     Sirius Satellite Radio, Inc. 9.625%, due
       08/01/13...................................     125,000      117,813
     Videotron 6.375%, due 12/15/15...............     175,000      160,563
     XM Satellite Radio, Inc. 9.750%, due
       05/01/14 (144A)(b).........................     350,000      322,000
                                                               ------------
                                                                  5,291,181
                                                               ------------
     METALS & MINING - 0.8%
     Hawk Corp. 8.750%, due 11/01/14..............     200,000      202,000
     Mueller Group, Inc. 10.000%, due
       05/01/12...................................     175,000      189,000
     Republic Technologies International LLC/RTI
       Capital Corp. 13.750%, due
       07/15/09(f)................................     150,000            0
     United States Steel Corp. 9.750%, due
       05/15/10...................................     150,000      160,500
     Valmont Industries, Inc. 6.875%, due
       05/01/14...................................     100,000       97,000
                                                               ------------
                                                                    648,500
                                                               ------------
     MINING - 0.5%
     Compass Minerals International, Inc.
       0.000%/12.750%, due 12/15/12(a)............     150,000      143,250
      Series B 0.000%/12.000%, due
        06/01/13(a)...............................     275,000      251,625
                                                               ------------
                                                                    394,875
                                                               ------------
     OFFICE FURNISHING & SUPPLIES - 1.2%
     Danka Business Systems PLC 11.000%, due
       06/15/10...................................     125,000      104,375
     Tempur-Pedic, Inc./Tempur Production USA,
       Inc. 10.250%, due 08/15/10.................     135,000      143,100
     Xerox Corp.
      9.750%, due 01/15/09........................     400,000      429,000
      7.625%, due 06/15/13........................     225,000      227,812
                                                               ------------
                                                                    904,287
                                                               ------------
     OIL & GAS - 4.5%
     El Paso Corp.
       6.950%, due 12/15/07.......................     175,000      176,312
      8.050%, due 10/15/30........................     150,000      151,125
      7.800%, due 08/01/31........................     275,000      268,469
     El Paso Production Holding Co. 7.750%, due
       06/01/13...................................     175,000      177,187
     Grant Prideco, Inc. 6.125%, due 08/15/15.....      75,000       70,313
     Holly Energy Partners, L.P. 6.250%, due
       03/01/15...................................     300,000      276,000

                       See notes to financial statements

MET INVESTORS SERIES TRUST
FEDERATED HIGH YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


     ---------------------------------------------------------------------
     SECURITY                                        PAR         VALUE
     DESCRIPTION                                    AMOUNT      (NOTE 2)
     ---------------------------------------------------------------------

     OIL & GAS - CONTINUED
     Pacific Energy Partners LP / Pacific Energy
       Finance Corp. 7.125%, due 06/15/14........ $   175,000 $    177,625
     Pogo Producing Co. 6.625%, due
       03/15/15..................................      75,000       69,656
     Range Resources Corp.
       6.375%, due 03/15/15......................     125,000      115,938
      7.375%, due 07/15/13.......................     200,000      199,500
     SEMCO Energy, Inc. 7.125%, due
       05/15/08..................................     125,000      124,733
     Tennessee Gas Pipeline Co.
       7.500%, due 04/01/17......................     150,000      150,844
      8.375%, due 06/15/32.......................     450,000      483,508
     Transcontinental Gas Pipe Line Corp. 8.875%,
       due 07/15/12..............................     150,000      166,125
     Williams Companies, Inc.
       7.625%, due 07/15/19......................     425,000      433,500
      7.875%, due 09/01/21.......................     425,000      433,500
                                                              ------------
                                                                 3,474,335
                                                              ------------
     OIL & GAS EXPLORATION & PRODUCTION - 1.2%
     Basic Energy Services, Inc. 7.125%, due
       04/15/16 (144A)(b)........................     175,000      163,625
     Chesapeake Energy Corp. 6.875%, due
       11/15/20..................................     400,000      372,000
     Hilcorp Energy I/Hilcorp Finance Co. 9.000%,
       due 06/01/16 (144A)(b)....................     100,000      101,250
     Pioneer Natural Resources Co. 6.875%, due
       05/01/18..................................     250,000      242,151
     Range Resources Corp. 7.500%, due
       05/15/16..................................      75,000       74,438
                                                              ------------
                                                                   953,464
                                                              ------------
     PAPER & FOREST PRODUCTS - 1.6%
     Abitibi-Consolidated, Inc. 8.375%, due
       04/01/15..................................     275,000      252,312
     Graham Packaging Co. 8.500%, due
       10/15/12..................................     100,000       98,500
     Jefferson Smurfit Corp. 8.250%, due
       10/01/12..................................     300,000      282,750
     Mercer International, Inc. 9.250%, due
       02/15/13..................................     250,000      223,750
     Newpage Corp. 12.000%, due 05/01/13.........     300,000      312,000
     Tembec Industries, Inc. 8.500%, due
       02/01/11..................................     175,000       92,750
                                                              ------------
                                                                 1,262,062
                                                              ------------
     PERSONAL PRODUCTS - 0.4%
     Playtex Products, Inc. 9.375%, due
       06/01/11..................................     325,000      340,031
                                                              ------------

      --------------------------------------------------------------------
      SECURITY                                       PAR         VALUE
      DESCRIPTION                                   AMOUNT      (NOTE 2)
      --------------------------------------------------------------------

      PUBLISHING - 0.9%
      Dex Media West - Series B 9.875%, due
        08/15/13................................. $   488,000 $    531,308
      PRIMEDIA, Inc. 8.875%, due 05/15/11........     175,000      168,875
                                                              ------------
                                                                   700,183
                                                              ------------
      REAL ESTATE - 1.6%
      American Real Estate Partners LP/American
        Real Estate Finance Corp. 7.125%, due
        02/15/13.................................     250,000      241,250
      CB Richard Ellis Services, Inc. 9.750%, due
        05/15/10.................................     114,000      122,550
      Host Marriott LP (REIT)
        7.125%, due 11/01/13.....................     325,000      325,406
       6.375%, due 03/15/15......................     100,000       94,500
      Ventas Realty LP/Ventas Capital Corp.
        6.625%, due 10/15/14.....................     250,000      243,750
       7.125%, due 06/01/15......................      75,000       75,375
       6.500%, due 06/01/16......................     100,000       96,375
                                                              ------------
                                                                 1,199,206
                                                              ------------
      RETAIL - MULTILINE - 2.7%
      Affinity Group, Inc.
        9.000%, due 02/15/12.....................     150,000      150,000
       10.875%, due 02/15/12(d)..................     247,338      242,391
      AmeriGas Partners LP/AmeriGas Eagle Finance
        Corp. 7.125%, due 05/20/16...............     125,000      117,813
      Autonation, Inc.
        7.000%, due 04/15/14 (144A)(b)...........      75,000       74,250
       7.045%, due 04/15/13 (144A)(b)(c).........     100,000      100,000
      Baker & Taylor, Inc. 11.500%, due 07/01/13
        (144A)(b)................................     225,000      226,125
      EPL Finance Corp. 11.750%, due 11/15/13
        (144A)(b)................................     150,000      172,125
      J.C. Penney Co., Inc. 9.000%, due
        08/01/12.................................     351,000      402,794
      R.H. Donnelley, Inc. 10.875%, due
        12/15/12.................................     275,000      303,187
      SGS International, Inc. 12.000%, due
        12/15/13 (144A)(b).......................     250,000      251,250
                                                              ------------
                                                                 2,039,935
                                                              ------------
      RETAIL - SPECIALTY - 1.2%
      AmeriGas Partners, L.P. 7.250%, due
        05/20/15.................................     175,000      166,250
      General Nutrition Centers, Inc. 8.500%, due
        12/01/10.................................     200,000      194,500
      True Temper Sports, Inc. 8.375%, due
        09/15/11.................................     375,000      343,125
      United Auto Group, Inc. 9.625%, due
        03/15/12.................................     200,000      210,000
                                                              ------------
                                                                   913,875
                                                              ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
FEDERATED HIGH YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


     ---------------------------------------------------------------------
     SECURITY                                        PAR         VALUE
     DESCRIPTION                                    AMOUNT      (NOTE 2)
     ---------------------------------------------------------------------

     SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.5%
     Freescale Semiconductor 7.125%, due
       07/15/14.................................. $   200,000 $    203,000
     MagnaChip Semiconductor 8.000%, due
       12/15/14..................................     175,000      146,125
                                                              ------------
                                                                   349,125
                                                              ------------
     SOFTWARE - 1.6%
     Sensus Metering Systems, Inc. 8.625%, due
       12/15/13..................................     250,000      245,000
     Serena Software, Inc. 10.375%, due 03/15/16
       (144A)(b).................................     100,000      100,750
     SS&C Technologies, Inc. 11.750%, due
       12/01/13 (144A)(b)........................     225,000      234,000
     Sungard Data Systems, Inc.
      9.125%, due 08/15/13 (144A)(b).............     350,000      364,875
      10.250%, due 08/15/15 (144A)(b)............     275,000      285,656
                                                              ------------
                                                                 1,230,281
                                                              ------------
     TELECOMMUNICATION SERVICES - DIVERSIFIED - 6.9%
     AT&T Corp. 8.000%, due 11/15/31.............     350,000      403,012
     Citizens Communications Co. 9.000%, due
       08/15/31..................................     200,000      203,500
     Intelsat Bermuda, Ltd. 11.250%, due
       06/15/16 (144A)(b)........................     775,000      798,250
     Intelsat Subsidiary Holding Co., Ltd.
       9.614%, due 01/15/12(c)...................     225,000      228,375
      8.625%, due 01/15/15.......................     175,000      176,313
     New Skies Satellites NV 9.125%, due
       11/01/12..................................     175,000      185,937
     Nordic Telephone Holdings Co. 8.875%, due
       05/01/16 (144A)(b)........................     175,000      180,688
     PanAmSat Corp. 9.000%, due 08/15/14.........     163,000      166,260
     PanAmSat Holding Corp. 0.000%/ 10.375%,
       due 11/01/14(a)...........................     375,000      279,071
     Qwest Corp. 8.875%, due 03/15/12............   1,075,000    1,139,500
     Rogers Wireless Communications, Inc.
       6.375%, due 03/01/14......................     800,000      766,000
     U.S. Unwired, Inc., Series B 10.000%, due
       06/15/12..................................     200,000      223,000
     Valor Telecommunications Enterprise
       7.750%, due 02/15/15......................     200,000      207,500
     Windstream Corp. 8.625%, due 08/01/16
       (144A)(b).................................     100,000      102,750
     Zeus Special Subsidiary, Ltd. 0.000%/9.250%,
       due 02/01/15 (144A)(a)(b).................     325,000      225,875
                                                              ------------
                                                                 5,286,031
                                                              ------------
     TELECOMMUNICATION SERVICES - WIRELESS - 1.2%
     Centennial Communications Corp.
       10.000%, due 01/01/13.....................     200,000      199,000
      11.258%, due 01/01/13(c)...................     125,000      128,125

     ---------------------------------------------------------------------
     SECURITY                                        PAR         VALUE
     DESCRIPTION                                    AMOUNT      (NOTE 2)
     ---------------------------------------------------------------------

     TELECOMMUNICATION SERVICES - WIRELESS - CONTINUED
     Nextel Communications, Inc. 7.375%, due
       08/01/15.................................. $   575,000 $    585,676
                                                              ------------
                                                                   912,801
                                                              ------------
     TEXTILES, APPAREL & LUXURY GOODS - 0.8%
     Collins & Aikman, Inc., Series B 9.750%, due
       02/15/10..................................     125,000      123,437
     INVISTA, Inc. 9.250%, due 05/01/12
       (144A)(b).................................     325,000      342,875
     Pillowtex Corp. 9.000%, due
       12/15/49*(h)..............................     175,000            0
     Warnaco, Inc. 8.875%, due 06/15/13..........     175,000      178,500
                                                              ------------
                                                                   644,812
                                                              ------------
     TRANSPORTATION - 0.5%
     Holt Group, Inc. 9.750%, due
       01/15/06*(f)(h)...........................     100,000            0
     Stena AB
       9.625%, due 12/01/12......................     250,000      266,875
      7.500%, due 11/01/13.......................     150,000      146,250
                                                              ------------
                                                                   413,125
                                                              ------------
     Total Domestic Bonds & Debt Securities
     (Cost $72,850,941)                                         72,470,191
                                                              ------------

     CONVERTIBLE BONDS - 0.2%
     ENTERTAINMENT - 0.2%
     Magna Entertainment Corp. 7.250%, due
       12/15/09 (Cost $124,661)..................     125,000      120,000
                                                              ------------
     COMMON STOCKS - 0.3%
     CHEMICALS - 0.1%
     General Chemical Industrial Products,
       Inc.*(g)(h)...............................          45       43,112
                                                              ------------
     CONTAINERS & PACKAGING - 0.0%
     Russell-Stanley Holdings, Inc.
       (144A)*(b)(e)(g)(h).......................       2,000            0
                                                              ------------
     FOOD & DRUG RETAILING - 0.1%
     B&G Food, Inc., EIS.........................       5,715       92,640
                                                              ------------
     TELECOMMUNICATION SERVICES - DIVERSIFIED - 0.1%
     NTL, Inc....................................       1,775       44,197
     Viatel Holding Bermuda, Ltd.*...............       1,237           87
                                                              ------------
                                                                    44,284
                                                              ------------
     Total Common Stocks
     (Cost $588,225)                                               180,036
                                                              ------------

     PREFERRED STOCK - 0.3%
     RETAIL - SPECIALTY - 0.3%
     GNC Corp. Series A 12.000%*(d)
       (Cost $201,200)...........................         200      240,500
                                                              ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
FEDERATED HIGH YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


     ---------------------------------------------------------------------
     SECURITY                                        PAR         VALUE
     DESCRIPTION                                    AMOUNT      (NOTE 2)
     ---------------------------------------------------------------------

     WARRANTS - 0.1%
     CHEMICALS - 0.0%
     General Chemical Industrial Products, Inc.,
       Series A expires 04/30/11 *(f)(h)(g)...... $        26 $     19,828
     General Chemical Industrial Products, Inc.,
       Series B expires 04/30/11*(f)(h)(g).......          19       11,058
                                                              ------------
                                                                    30,886
                                                              ------------
     COMMERCIAL SERVICES & SUPPLIES - 0.0%
     MDP Acquisitions PLC Corp.
       (144A)*(e)(f)(i)..........................         100        2,050
                                                              ------------
     CONTAINERS & PACKAGING - 0.0%
     Pliant Corp., expires 06/01/11
       (144A)*(e)(f)(h)(i).......................         100            1
                                                              ------------
     LEISURE EQUIPMENT & PRODUCTS - 0.0%
     AMF Bowling Worldwide, Inc., expires
       03/09/09*(f)(h)...........................         901            0
                                                              ------------
     MEDIA - 0.0%
     Advanstar Holdings Corp., expires 10/15/11
       (144A)*(e)(f)(h)(i).......................          75            1
     XM Satellite Radio Holdings, Inc. - Class A,
       expires 03/15/10*.........................         125        1,062
                                                              ------------
                                                                     1,063
                                                              ------------
     METALS & MINING - 0.1%
     ACP Holding Co., expires 09/30/13
       (144A)*(e)(h)(i)..........................      30,652       52,875
                                                              ------------
     Total Warrants
     (Cost $105,554)                                                86,875
                                                              ------------
     SHORT-TERM INVESTMENT - 4.5%
     State Street Bank & Trust Co., Repurchase
       Agreement dated 06/30/06 at 2.550% to be
       repurchased at $3,492,742 on 07/03/06
       collateralized by $3,565,000 FHLMC
       5.375% due 05/22/08 with a value
       of $3,565,000
       (Cost $3,492,000).........................   3,492,000    3,492,000
                                                              ------------

     TOTAL INVESTMENTS - 99.6%
     (Cost $77,362,581)                                         76,589,602
                                                              ------------

     Other Assets and Liabilities (net) - 0.4%                     354,317
                                                              ------------

     TOTAL NET ASSETS - 100.0%                                $ 76,943,919
                                                              ============

PORTFOLIO FOOTNOTES:

* Non Income producing security.

(a) Security is a "step-up" bond where coupon increases or steps up at a predetermined date. Rates shown are current coupon and next coupon rate when security steps up.

(b) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid by the Portfolio's adviser.

(c) Variable or floating rate security. The stated rate represents the rate at June 30, 2006.

(d) Payment-in-kind security for which part of the income earned may be paid as additional principal.

(e) Denotes a restricted security which is subject to restrictions on resale under Federal Securities laws. At June 30, 2006 these securities amounted to $54,927 which represents 0.07% of net assets. Included in these amounts, securities which have been deemed liquid amounted to $0 which represents 0.00% of net assets.

(f) Security is in default.

(g) Security is valued in good faith at fair value by or under the direction of the Board of Directors.

(h) Illiquid Securities. Representing in aggregate 0.16% of net assets.

(i) Securities that may be resold to 'qualified institutional buyers' under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be illiquid by the portfolio's adviser. These securities represent in the aggregate 0.08% of net assets.

FHLMC - Federal Home Loan Mortgage Corporation

REIT - Real Estate Investment Trust

The following table summarizes the portfolio composition of the Portfolio's holdings at June 30, 2006 based upon quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used.

                                                       PERCENT OF
               PORTFOLIO COMPOSITION BY CREDIT QUALITY PORTFOLIO
               --------------------------------------------------
                           A                               1.66%
                           BBB                             1.60
                           BB                             25.33
                           B                              28.41
                           Below B                        41.19
                           Equities/Other                  1.81
                                                         ------
                           Total:                        100.00%
                                                         ======

                       See notes to financial statements

MET INVESTORS SERIES TRUST
CYCLICAL GROWTH ETF PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


      -------------------------------------------------------------------
      SECURITY                                                  VALUE
      DESCRIPTION                                    SHARES    (NOTE 2)
      -------------------------------------------------------------------

      INVESTMENT COMPANY SECURITIES - 98.0%
      iShares Dow Jones U.S. Consumer Goods Sector
        Index Fund(a)............................... 158,739 $  8,486,187
      iShares Dow Jones U.S. Consumer Services
        Sector Index Fund(a)........................  45,159    2,738,893
      iShares Dow Jones U.S. Financial Sector Index
        Fund(a).....................................  58,264    6,063,535
      iShares Dow Jones U.S. Healthcare Sector Index
        Fund(a)..................................... 208,457   12,597,057
      iShares Dow Jones U.S. Industrial Sector Index
        Fund(a)..................................... 104,909    6,514,849
      iShares Dow Jones U.S. Technology Sector Index
        Fund........................................  77,557    3,680,855
      iShares Dow Jones U.S. Telecommunications
        Sector Index Fund(a)........................ 175,318    4,496,907
      iShares Dow Jones U.S. Utilities Sector Index
        Fund(a).....................................  23,013    1,816,876
      iShares GS $ InvesTop Corporate Bond
        Fund(a).....................................  38,941    4,029,225
      iShares MSCI EAFE Index Fund(a)............... 318,035   20,796,309
      iShares S&P 500 Index Fund.................... 577,657   73,680,150
      iShares S&P MidCap 400 Index Fund(a).......... 536,928   41,021,299
      Vanguard Consumer Discretionary VIPERs........  20,755    1,106,864
      Vanguard Consumer Staples VIPERs(a)...........  48,686    2,871,500
      Vanguard Energy VIPERs........................  40,467    3,318,294
      Vanguard Financials VIPERs....................  35,682    2,058,138
      Vanguard Industrials VIPERs...................  14,945      933,764
      Vanguard Information Technology VIPERs........  78,523    3,630,118
                                                             ------------
      Total Investment Company Securities
      (Cost $197,694,310)                                     199,840,820
                                                             ------------

     ----------------------------------------------------------------------
     SECURITY                                        PAR         VALUE
     DESCRIPTION                                    AMOUNT      (NOTE 2)
     ----------------------------------------------------------------------

     SHORT-TERM INVESTMENTS - 25.0%
     Metropolitan Series Fund, Inc.: BlackRock
       Money Market Portfolio.................... $   216,045 $    216,045
     State Street Bank & Trust Co., Repurchase
       Agreement, dated 06/30/06 at 2.550% to
       be repurchased at $4,657,990 on
       07/03/06 collateralized by $4,880,000
       FNMA 4.250% due 05/15/09 with a value
       of $4,750,377.............................   4,657,000    4,657,000
     State Street Navigator Securities Lending
       Prime Portfolio(b)........................  46,033,873   46,033,873
                                                              ------------
     Total Short-Term Investments
     (Cost $50,906,918)                                         50,906,918
                                                              ------------

     TOTAL INVESTMENTS - 123.0%
     (Cost $248,601,228)                                       250,747,738

     Other Assets and Liabilities (net) - (23.0)%              (46,937,769)
                                                              ------------

     TOTAL NET ASSETS - 100.0%                                $203,809,969
                                                              ============

PORTFOLIO FOOTNOTES:

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

FNMA - Federal National Mortgage Association

                       See notes to financial statements

MET INVESTORS SERIES TRUST
CYCLICAL GROWTH AND INCOME ETF PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


      -------------------------------------------------------------------
      SECURITY                                                  VALUE
      DESCRIPTION                                    SHARES    (NOTE 2)
      -------------------------------------------------------------------

      INVESTMENT COMPANY SECURITIES - 98.0%
      iShares Dow Jones U.S. Consumer Goods Sector
        Index Fund(a)............................... 124,771 $  6,670,258
      iShares Dow Jones U.S. Consumer Services
        Sector Index Fund...........................  53,603    3,251,022
      iShares Dow Jones U.S. Financial Sector Index
        Fund(a).....................................  63,878    6,647,784
      iShares Dow Jones U.S. Healthcare Sector Index
        Fund........................................ 181,792   10,985,691
      iShares Dow Jones U.S. Industrial Sector Index
        Fund(a).....................................  98,077    6,090,582
      iShares Dow Jones U.S. Technology Sector Index
        Fund........................................  81,564    3,871,027
      iShares Dow Jones U.S. Telecommunications
        Sector Index Fund(a)........................ 140,440    3,602,286
      iShares Dow Jones U.S. Utilities Sector Index
        Fund(a).....................................  22,355    1,764,927
      iShares GS $ InvesTop Corporate Bond
        Fund(a)..................................... 238,005   24,626,377
      iShares Lehman 1-3 Year Treasury Bond
        Fund(a)..................................... 115,889    9,235,194
      iShares MSCI EAFE Index Fund(a)............... 170,412   11,143,241
      iShares S&P 500 Index Fund.................... 299,335   38,180,179
      iShares S&P MidCap 400 Index Fund............. 475,033   36,292,521
      Vanguard Consumer Discretionary VIPERs........  19,255    1,026,869
      Vanguard Consumer Staples VIPERs..............  48,665    2,870,262
      Vanguard Energy VIPERs........................  44,350    3,636,700
      Vanguard Financials VIPERs....................  37,382    2,156,194
      Vanguard Industrials VIPERs...................  13,945      871,284
      Vanguard Information Technology VIPERs........  76,223    3,523,788
                                                             ------------
      Total Investment Company Securities
      (Cost $176,306,456)                                     176,446,186
                                                             ------------

     ----------------------------------------------------------------------
     SECURITY                                        PAR         VALUE
     DESCRIPTION                                    AMOUNT      (NOTE 2)
     ----------------------------------------------------------------------

     SHORT-TERM INVESTMENTS - 20.4%
     Metropolitan Series Fund, Inc.: BlackRock
       Money Market Portfolio.................... $   106,854 $    106,854
     State Street Bank & Trust Co., Repurchase
       Agreement dated 06/30/06 at 2.550% to
       be repurchased at $3,562,757 on
       07/03/06 collateralized by $3,735,000
       FNMA 4.250% due 05/15/09 with a value
       of $3,635,791.............................   3,562,000    3,562,000
     State Street Navigator Securities Lending
       Prime Portfolio(b)........................  33,055,432   33,055,432
                                                              ------------
     Total Short-Term Investments
     (Cost $36,724,286)                                         36,724,286
                                                              ------------

     TOTAL INVESTMENTS - 118.4%
     (Cost $213,030,742)                                       213,170,472

     Other Assets and Liabilities (net) - (18.4)%              (33,075,673)
                                                              ------------

     TOTAL NET ASSETS - 100.0%                                $180,094,799
                                                              ============

PORTFOLIO FOOTNOTES:

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

FNMA - Federal National Mortgage Association

                       See notes to financial statements

MET INVESTORS SERIES TRUST
GOLDMAN SACHS MID-CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

          ------------------------------------------------------------
          SECURITY                                          VALUE
          DESCRIPTION                            SHARES    (NOTE 2)
          ------------------------------------------------------------

          COMMON STOCKS - 96.9%
          AEROSPACE & DEFENSE - 1.9%
          Alliant Techsystems, Inc.*(a)........   44,353 $   3,386,352
          Rockwell Collins, Inc................   70,554     3,941,852
                                                         -------------
                                                             7,328,204
                                                         -------------
          AUTOMOBILES - 0.6%
          Autoliv, Inc.........................   45,046     2,548,252
                                                         -------------
          BANKS - 7.6%
          City National Corp...................   23,590     1,535,473
          Commerce Bancshares, Inc.............   28,326     1,417,716
          FirstMerit Corp......................   22,507       471,297
          Hudson City Bancorp, Inc.............  235,105     3,133,950
          Keycorp..............................  189,927     6,776,595
          M&T Bank Corp........................   54,515     6,428,409
          Northern Trust Corp..................   76,114     4,209,104
          Zions Bancorporation.................   76,077     5,929,441
                                                         -------------
                                                            29,901,985
                                                         -------------
          BEVERAGES - 0.5%
          Pepsi Bottling Group, Inc............   62,511     2,009,729
                                                         -------------
          BIOTECHNOLOGY - 1.1%
          Charles River Laboratories
            International, Inc.*...............  113,049     4,160,203
                                                         -------------
          CHEMICALS - 2.2%
          Ashland, Inc.........................   33,630     2,243,121
          Carlisle Cos., Inc...................   36,089     2,861,858
          Rohm & Haas Co.......................   66,688     3,342,402
                                                         -------------
                                                             8,447,381
                                                         -------------
          COMMERCIAL SERVICES & SUPPLIES - 1.4%
          Allied Waste Industries, Inc.*.......  188,568     2,142,132
          Republic Services, Inc...............   82,125     3,312,923
                                                         -------------
                                                             5,455,055
                                                         -------------
          COMMUNICATIONS EQUIPMENT & SERVICES - 0.8%
          American Standard Cos., Inc..........   73,105     3,163,253
                                                         -------------
          COMPUTERS & PERIPHERALS - 2.1%
          NCR Corp.*...........................    4,020       147,293
          Seagate Technology*..................  197,577     4,473,143
          Zebra Technologies Corp. - Class A*..  107,092     3,658,263
                                                         -------------
                                                             8,278,699
                                                         -------------
          ELECTRIC UTILITIES - 11.8%
          CMS Energy Corp.*....................   73,915       956,460
          DPL, Inc.(a).........................  120,895     3,239,986
          Edison International.................  184,177     7,182,903
          Entergy Corp.........................  139,526     9,871,465
          FirstEnergy Corp.....................   46,263     2,507,917
          Northeast Utilities..................   78,272     1,617,882
          PG&E Corp............................  204,249     8,022,901
          PPL Corp.............................  267,436     8,638,183

         ----------------------------------------------------------------
         SECURITY                                           VALUE
         DESCRIPTION                             SHARES    (NOTE 2)
         ----------------------------------------------------------------

         ELECTRIC UTILITIES - CONTINUED
         Public Service Enterprise Group, Inc..   14,361 $     949,549
         Sierra Pacific Resources*.............   18,760       262,640
         Wisconsin Energy Corp.(a).............   75,698     3,050,629
                                                         -------------
                                                            46,300,515
                                                         -------------
         ELECTRICAL EQUIPMENT & SERVICES - 1.9%
         Arrow Electronics, Inc.*..............   66,790     2,150,638
         Cooper Industries, Ltd. - Class A.....   55,977     5,201,383
                                                         -------------
                                                             7,352,021
                                                         -------------
         FINANCIAL - DIVERSIFIED - 2.8%
         American Capital Strategies, Ltd.(a)..   44,899     1,503,218
         Bear Stearns Cos., Inc................   59,025     8,268,222
         E*TRADE Financial Corp.*..............   43,980     1,003,624
                                                         -------------
                                                            10,775,064
                                                         -------------
         FINANCIAL SERVICES - 1.9%
         CIT Group, Inc........................   94,640     4,948,726
         Eaton Vance Corp......................  104,801     2,615,833
                                                         -------------
                                                             7,564,559
                                                         -------------
         FOOD & DRUG RETAILING - 0.5%
         Safeway, Inc..........................   77,650     2,018,900
                                                         -------------
         FOOD PRODUCTS - 1.0%
         Smithfield Foods, Inc.*...............  132,898     3,831,449
                                                         -------------
         HEALTH CARE EQUIPMENT & SUPPLIES - 1.5%
         IMS Health, Inc.......................  184,633     4,957,396
         PerkinElmer, Inc......................   34,330       717,497
                                                         -------------
                                                             5,674,893
                                                         -------------
         HEALTH CARE PROVIDERS & SERVICES - 2.4%
         Apria Healthcare Group, Inc.*.........  110,039     2,079,737
         Coventry Health Care, Inc.*...........   64,969     3,569,397
         Health Net, Inc.*.....................   86,096     3,888,956
                                                         -------------
                                                             9,538,090
                                                         -------------
         HOTELS, RESTAURANTS & LEISURE - 2.2%
         Harrah's Entertainment, Inc.(a).......  118,750     8,452,625
                                                         -------------
         HOUSEHOLD DURABLES - 3.2%
         Lennar Corp. - Class A................  112,584     4,995,352
         Mohawk Industries, Inc.*(a)...........   19,320     1,359,162
         Newell Rubbermaid, Inc................  237,321     6,130,002
                                                         -------------
                                                            12,484,516
                                                         -------------
         HOUSEHOLD PRODUCTS - 1.2%
         Clorox Co.............................   76,839     4,684,874
                                                         -------------
         INSURANCE - 8.2%
         Ambac Financial Group, Inc............  113,959     9,242,075
         Assurant, Inc.........................   42,703     2,066,825
         Everest Reinsurance Group, Ltd........   53,378     4,620,933
         Lincoln National Corp.................   68,890     3,888,152
         PartnerRe, Ltd........................   67,896     4,348,739

                       See notes to financial statements

MET INVESTORS SERIES TRUST
GOLDMAN SACHS MID-CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


       -----------------------------------------------------------------
       SECURITY                                               VALUE
       DESCRIPTION                                 SHARES    (NOTE 2)
       -----------------------------------------------------------------

       INSURANCE - CONTINUED
       PMI Group, Inc. (The)(a)..................   71,419 $   3,183,859
       RenaissanceRe Holdings, Ltd...............   53,953     2,614,562
       Torchmark Corp............................   34,864     2,116,942
                                                           -------------
                                                              32,082,087
                                                           -------------
       IT CONSULTING & SERVICES - 1.5%
       BearingPoint, Inc.*(a)....................  487,883     4,083,580
       Unisys Corp.*.............................  283,742     1,781,900
                                                           -------------
                                                               5,865,480
                                                           -------------
       MEDIA - 1.6%
       Dow Jones & Co., Inc.(a)..................   81,476     2,852,475
       Lamar Advertising Co. - Class A*(a).......   66,774     3,596,447
                                                           -------------
                                                               6,448,922
                                                           -------------
       METALS & MINING - 1.5%
       Allegheny Technologies, Inc...............   35,383     2,449,919
       Commercial Metals Co......................  140,524     3,611,467
                                                           -------------
                                                               6,061,386
                                                           -------------
       OIL & GAS - 11.6%
       AGL Resources, Inc........................  139,572     5,320,485
       BJ Services Co............................  176,502     6,576,465
       EOG Resources, Inc........................  122,604     8,501,361
       Range Resources Corp......................  439,828    11,958,923
       Ultra Petroleum Corp.*....................  102,183     6,056,387
       Williams Cos., Inc. (The).................  291,690     6,813,878
                                                           -------------
                                                              45,227,499
                                                           -------------
       PAPER & FOREST PRODUCTS - 0.8%
       MeadWestvaco Corp.........................  107,448     3,001,023
                                                           -------------
       PAPER & PACKAGING - 0.9%
       Packaging Corp. of America................  159,055     3,502,391
                                                           -------------
       PHARMACEUTICALS - 0.9%
       MedImmune, Inc.*..........................  127,652     3,459,369
                                                           -------------
       REAL ESTATE - 10.0%
       Apartment Investment & Management Co.
         (REIT) - Class A........................  168,914     7,339,313
       Brandywine Realty Trust (REIT)............   28,584       919,547
       Developers Diversified Realty Corp. (REIT)   94,180     4,914,312
       Equity Office Properties Trust (REIT).....  184,909     6,751,028
       Equity Residential (REIT).................   64,004     2,862,899
       Healthcare Realty Trust, Inc. (REIT)(a)...   59,148     1,883,864
       Home Properties, Inc. (REIT)..............   55,540     3,083,025
       iStar Financial, Inc. (REIT)..............  122,186     4,612,522
       Liberty Property Trust (REIT)(a)..........   43,035     1,902,147
       Plum Creek Timber Co., Inc. (REIT)........  136,069     4,830,450
                                                           -------------
                                                              39,099,107
                                                           -------------
       RETAIL - MULTILINE - 2.4%
       J.C. Penney Co., Inc......................  140,687     9,497,779
                                                           -------------

                ------------------------------------------------
                SECURITY                              VALUE
                DESCRIPTION                SHARES    (NOTE 2)
                ------------------------------------------------

                RETAIL - SPECIALTY - 1.0%
                Ross Stores, Inc.........  135,995 $   3,814,660
                                                   -------------

          SEMICONDUCTOR EQUIPMENT & PRODUCTS - 2.4%
          Amphenol Corp. - Class A................  90,210   5,048,152
          Freescale Semiconductor, Inc. - Class A*  56,248   1,631,192
          National Semiconductor Corp.............  28,610     682,348
          Tessera Technologies, Inc.*(a)..........  73,292   2,015,530
                                                           -----------
                                                             9,377,222
                                                           -----------
          SOFTWARE - 1.4%
          Activision, Inc.*....................... 476,155   5,418,644
                                                           -----------
          TELECOMMUNICATION SERVICES - DIVERSIFIED - 1.2%
          ADC Telecommunications, Inc.*........... 116,622   1,966,247
          Embarq Corp.*...........................  70,928   2,907,339
                                                           -----------
                                                             4,873,586
                                                           -----------
          TOBACCO - 1.2%
          Reynolds American, Inc.(a)..............  39,772   4,585,712
                                                           -----------

          TRANSPORTATION - 1.7%
          Norfolk Southern Corp................... 106,073   5,645,205
          Swift Transportation Co., Inc.*.........  26,236     833,255
                                                           -----------
                                                             6,478,460
                                                           -----------
          Total Common Stocks
          (Cost $354,114,435)                              378,763,594
                                                           -----------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
GOLDMAN SACHS MID-CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


      -------------------------------------------------------------------
      SECURITY                                     PAR         VALUE
      DESCRIPTION                                 AMOUNT      (NOTE 2)
      -------------------------------------------------------------------

      SHORT-TERM INVESTMENTS - 11.2%
      State Street Bank & Trust Co., Repurchase
        Agreement, dated 06/30/06 at 3.40% to
        be repurchased at $11,499,257 on
        07/03/06 collateralized by $12,235,000
        FNMA at 3.25% due 02/15/09 with a
        value of $11,728,398................... $11,496,000 $ 11,496,000
      State Street Navigator Securities Lending
        Prime Portfolio(b).....................  32,074,430   32,074,430
                                                            ------------
      Total Short-Term Investments
      (Cost $43,570,430)                                      43,570,430
                                                            ------------

      TOTAL INVESTMENTS - 108.1%
      (Cost $397,684,865)                                    422,334,024

      Other Assets and Liabilities (net) - (8.1)%            (31,552,556)
                                                            ------------

      TOTAL NET ASSETS - 100.0%                             $390,781,468
                                                            ============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

FNMA - Federal National Mortgage Association

REIT - Real Estate Investment Trust

                       See notes to financial statements

MET INVESTORS SERIES TRUST
HARRIS OAKMARK INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)



      -------------------------------------------------------------------
      SECURITY                                                VALUE
      DESCRIPTION                               SHARES       (NOTE 2)
      -------------------------------------------------------------------

      COMMON STOCKS - 98.6%
      AUSTRALIA - 2.2%
      Australia and New Zealand Banking
        Group, Ltd.(a)......................    1,208,000 $    23,900,016
      National Australia Bank, Ltd.(a)......      259,757       6,762,280
      Telstra Corp., Ltd.(a)................    1,740,014       4,756,820
                                                          ---------------
                                                               35,419,116
                                                          ---------------
      FRANCE - 7.7%
      BNP Paribas(a)........................      131,200      12,527,407
      Compagnie Generale des Establissements
        Michelin - Class B(a)...............      303,000      18,161,786
      Neopost S.A.(a).......................       70,100       7,972,530
      Publicis Groupe(a)....................      805,000      31,029,421
      Sanofi-Aventis(a).....................      118,035      11,508,126
      Societe Television Francaise 1........      243,000       7,905,517
      Total S.A.............................      113,632       7,445,951
      Vivendi(a)............................      802,200      28,044,909
                                                          ---------------
                                                              124,595,647
                                                          ---------------
      GERMANY - 11.1%
      Bayer AG..............................      128,346       5,886,397
      Bayerische Motoren Werke (BMW)
        AG(a)...............................    1,014,000      50,532,171
      DaimlerChrysler AG(a).................    1,117,000      55,042,010
      Hannover Rueckversicherung AG(a)......      585,000      20,419,204
      Henkel KGaA...........................      256,000      26,576,849
      Metro AG(a)...........................      373,500      21,122,933
                                                          ---------------
                                                              179,579,564
                                                          ---------------
      HONG KONG - 0.8%
      Giordano International, Ltd.(a).......   28,034,000      13,145,741
                                                          ---------------
      IRELAND - 2.6%
      Bank of Ireland.......................    2,351,000      42,045,174
                                                          ---------------
      ISRAEL - 0.4%
      Orbotech, Ltd.*.......................      265,000       6,076,450
                                                          ---------------
      ITALY - 0.5%
      Bulgari S.p.A.(a).....................      737,000       8,341,215
                                                          ---------------
      JAPAN - 13.8%
      Daiwa Securities Group, Inc.(a).......    2,813,000      33,731,593
      Honda Motor Co., Ltd..................      895,600      28,290,772
      Kao Corp..............................      295,000       7,735,136
      KDDI Corp.............................        1,433       8,837,512
      Meitec Corp.(a).......................      432,800      14,132,394
      NTT DoCoMo, Inc.......................       37,850      55,484,688
      Rohm Co., Ltd.........................      283,000      25,396,542
      Takeda Pharmaceutical Co., Ltd........      370,500      23,087,869
      Uni-Charm Corp.(a)....................      490,000      27,126,757
                                                          ---------------
                                                              223,823,263
                                                          ---------------
      MEXICO - 0.4%
      Grupo Televisa S.A. (ADR).............      301,500       5,821,965
                                                          ---------------

      -------------------------------------------------------------------
      SECURITY                                                VALUE
      DESCRIPTION                               SHARES       (NOTE 2)
      -------------------------------------------------------------------

      NETHERLANDS - 5.0%
      Akzo Nobel N.V.(a)....................      511,000 $    27,554,927
      Heineken Holding N.V..................      523,000      19,258,801
      Koninklijke (Royal) Philips
        Electronics N.V.....................    1,081,000      33,765,206
                                                          ---------------
                                                               80,578,934
                                                          ---------------
      SINGAPORE - 1.2%
      United Overseas Bank, Ltd.............    1,914,400      18,844,730
      UOL Group, Ltd.(a)....................      126,040         227,352
                                                          ---------------
                                                               19,072,082
                                                          ---------------
      SOUTH KOREA - 5.5%
      KT&G Corp.............................      284,650      16,599,536
      Lotte Chilsung Beverage Co., Ltd......       16,930      20,558,581
      SK Telecom Co., Ltd...................      221,752      47,824,964
      SK Telecom Co., Ltd. (ADR)(a).........      167,200       3,915,824
                                                          ---------------
                                                               88,898,905
                                                          ---------------
      SPAIN - 1.3%
      Gestevision Telecinco S.A.(a).........      849,500      20,326,106
                                                          ---------------
      SWITZERLAND - 15.6%
      Adecco S.A.(a)........................      711,500      41,958,769
      Credit Suisse Group(a)................      688,000      38,359,059
      Givaudan S.A.(a)......................       29,650      23,272,883
      Lonza Group AG(a).....................      281,300      19,234,178
      Nestle S.A............................      134,500      42,121,214
      Novartis AG...........................      716,000      38,654,041
      Swatch Group AG(a)....................      914,200      31,821,573
      Syngenta AG...........................      135,200      17,952,155
                                                          ---------------
                                                              253,373,872
                                                          ---------------
      TAIWAN - 3.0%
      Chinatrust Financial Holding Co., Ltd.   59,467,513      49,266,316
                                                          ---------------
      UNITED KINGDOM - 27.5%
      BP Plc................................      622,069       7,221,358
      British Sky Broadcasting Group Plc....    5,494,600      58,202,243
      Cadbury Schweppes Plc.................    3,774,500      36,331,222
      Compass Group Plc.....................    6,990,000      33,889,170
      Diageo Plc............................    2,747,900      46,158,361
      GlaxoSmithKline Plc...................    2,528,146      70,569,886
      HBOS Plc..............................      400,701       6,955,941
      Johnston Press Plc....................    2,821,000      21,578,757
      Lloyds TSB Group Plc..................    3,003,935      29,568,844
      Michael Page International Plc........      772,000       5,002,319
      Royal Bank of Scotland Group Plc......      168,399       5,527,479
      Signet Group Plc......................   20,819,000      37,094,012
      Trinity Mirror Plc....................    3,317,000      29,866,154
      Vodafone Group Plc....................   23,697,000      50,397,471
      Willis Group Holdings, Ltd.(a)........      244,000       7,832,400
                                                          ---------------
                                                              446,195,617
                                                          ---------------
      Total Common Stocks
      (Cost $1,359,972,571)                                 1,596,559,967
                                                          ---------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
HARRIS OAKMARK INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


    ------------------------------------------------------------------------
    SECURITY                                      PAR            VALUE
    DESCRIPTION                                  AMOUNT         (NOTE 2)
    ------------------------------------------------------------------------

    SHORT-TERM INVESTMENTS - 18.0%
    State Street Bank & Trust Co.,
      Repurchase Agreement dated
      06/30/06 at 3.400% to be
      repurchased at $21,165,995 on
      07/03/06 collateralized by
      $22,520,000 FNMA 3.250% due
      02/15/09 with a value of
      $21,587,537............................ $  21,160,000 $    21,160,000
    State Street Navigator Securities Lending
      Prime(b)...............................   270,969,911     270,969,911
                                                            ---------------
    Total Short-Term Investments
    (Cost $292,129,911)                                         292,129,911
                                                            ---------------

    TOTAL INVESTMENTS - 116.6%
    (Cost $1,652,102,482)                                     1,888,689,878

    Other Assets and Liabilities (net) - (16.6%)               (268,343,610)
                                                            ---------------

    TOTAL NET ASSETS - 100.0%                               $ 1,620,346,268
                                                            ===============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

FNMA - Federal National Mortgage Association

Summary of Total Foreign Securities by Industry Classification at 06/30/2006.

                                                    VALUE    PERCENT OF
         INDUSTRY                                   (000)    NET ASSETS
         --------------------------------------------------------------
         Automobiles............................. $  133,865     8.3%
         Banks...................................    160,591     9.9
         Beverages...............................     85,976     5.3
         Biotechnology...........................     19,234     1.2
         Chemicals...............................     74,666     4.6
         Commercial Services & Supplies..........     46,961     2.9
         Electronic Equipment & Instruments......     65,238     4.0
         Financial - Diversified.................    106,898     6.6
         Food Products...........................     78,453     4.9
         Hotels, Restaurants & Leisure...........     33,889     2.1
         Household Products......................     61,439     3.8
         Insurance...............................     28,252     1.7
         Media...................................    202,775    12.5
         Office Furnishing & Supplies............      7,973     0.5
         Oil & Gas...............................     32,829     2.0
         Pharmaceuticals.........................    143,820     8.9
         Retail - Multiline......................     21,123     1.3
         Retail - Specialty......................     82,061     5.1
         IT Consulting & Services................     14,132     0.9
         Telecommunication Services - Diversified      4,757     0.3
         Telecommunication Services - Wireless...    166,460    10.3
         Textiles, Apparel & Luxury Goods........      8,341     0.5
         Tobacco.................................     16,600     1.0
                                                  ----------    ----
                                                  $1,596,560    98.6%
                                                  ==========    ====

                       See notes to financial statements

MET INVESTORS SERIES TRUST
JANUS AGGRESSIVE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


       -----------------------------------------------------------------
       SECURITY                                               VALUE
       DESCRIPTION                               SHARES      (NOTE 2)
       -----------------------------------------------------------------

       COMMON STOCKS - 94.2%
       AEROSPACE & DEFENSE - 1.4%
       Boeing Co. (The)......................      135,730 $  11,117,644
                                                           -------------
       AIR FREIGHT & LOGISTICS - 1.4%
       United Parcel Service, Inc. - Class B.      135,310    11,140,072
                                                           -------------
       AUTOMOBILES - 1.6%
       Bayerische Motoren Werke (BMW) AG.....      143,529     7,152,694
       Nissan Motor Co., Ltd.................      494,400     5,428,561
                                                           -------------
                                                              12,581,255
                                                           -------------
       BANKS - 1.2%
       UBS AG................................       87,201     9,519,303
                                                           -------------
       CHEMICALS - 1.5%
       Potash Corp. of Saskatchewan, Inc.....      130,395    11,210,058
                                                           -------------
       COMMERCIAL SERVICES & SUPPLIES - 4.3%
       Ceridian Corp.*(a)....................      472,585    11,549,977
       CoStar Group, Inc.*(a)................       98,865     5,915,093
       Iron Mountain, Inc.*(a)...............      100,000     3,738,000
       Park24 Co., Ltd.......................      201,000     5,900,593
       Stericycle, Inc.*(a)..................       99,375     6,469,313
                                                           -------------
                                                              33,572,976
                                                           -------------
       COMMUNICATIONS EQUIPMENT & SERVICES - 3.8%
       Cisco Systems, Inc.*..................      550,100    10,743,453
       QUALCOMM, Inc.........................      473,395    18,968,938
                                                           -------------
                                                              29,712,391
                                                           -------------
       COMPUTERS & PERIPHERALS - 4.2%
       Apple Computer, Inc.*.................      292,355    16,592,491
       EMC Corp.*............................      609,305     6,684,076
       SanDisk Corp.*........................      183,775     9,368,850
                                                           -------------
                                                              32,645,417
                                                           -------------
       ELECTRICAL EQUIPMENT & INSTRUMENTS - 1.0%
       Samsung Electronics Co., Ltd..........       15,590     7,586,302
                                                           -------------
       ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.6%
       Trimble Navigation, Ltd.*.............      105,250     4,698,360
                                                           -------------
       FINANCIAL-DIVERSIFIED - 8.8%
       American Express Co...................      143,165     7,619,241
       Chicago Merchantile Exchange Holdings,
         Inc.................................       31,275    15,360,716
       Goldman Sachs Group, Inc. (The).......       56,820     8,547,433
       Merrill Lynch & Co., Inc..............      127,965     8,901,245
       Moody's Corp..........................      137,935     7,511,940
       optionsXpress Holdings, Inc.(a).......      221,755     5,169,109
       Singapore Exchange, Ltd...............    1,379,000     3,045,171
       SLM Corp..............................      217,260    11,525,470
                                                           -------------
                                                              67,680,325
                                                           -------------

        ---------------------------------------------------------------
        SECURITY                                             VALUE
        DESCRIPTION                             SHARES      (NOTE 2)
        ---------------------------------------------------------------

        FINANCIAL SERVICES - 3.3%
        Credit Saison Co., Ltd..............      197,800 $   9,398,840
        Mitsubishi UFJ Securities Co., Ltd..      416,000     5,396,413
        Mizuho Financial Group, Inc.........        1,266    10,759,502
                                                          -------------
                                                             25,554,755
                                                          -------------
        FOOD & DRUG RETAILING - 5.0%
        Sysco Corp..........................      470,800    14,387,648
        Whole Foods Market, Inc.............      373,450    24,139,808
                                                          -------------
                                                             38,527,456
                                                          -------------
        HEALTH CARE EQUIPMENT & SUPPLIES - 6.5%
        Dade Behring Holdings, Inc..........      249,663    10,395,967
        Intuitive Surgical, Inc.*(a)........       81,380     9,600,399
        Synthes, Inc........................       66,082     7,909,848
        Varian Medical Systems, Inc.*.......      463,515    21,947,435
                                                          -------------
                                                             49,853,649
                                                          -------------
        HEALTH CARE PROVIDERS & SERVICES - 2.7%
        Coventry Health Care, Inc.*.........      376,097    20,662,769
                                                          -------------
        HOTELS, RESTAURANTS & LEISURE - 4.3%
        Four Seasons Hotels, Inc.(a)........      139,465     8,568,730
        Harrah's Entertainment, Inc.........      241,645    17,200,291
        Scientific Games Corp. - Class A*(a)      215,950     7,692,139
                                                          -------------
                                                             33,461,160
                                                          -------------
        HOUSEHOLD PRODUCTS - 0.8%
        Reckitt Benckiser Plc...............      157,701     5,879,422
                                                          -------------
        INTERNET & CATALOG RETAIL - 0.6%
        Submarino S.A. (GDR) (144A)(c)......      106,400     4,277,142
                                                          -------------
        INTERNET SOFTWARE & SERVICES - 7.9%
        Google, Inc. - Class A*.............       47,770    19,759,148
        McAfee, Inc.*(a)....................      114,980     2,790,565
        Yahoo!, Inc.*.......................    1,165,190    38,451,270
                                                          -------------
                                                             61,000,983
                                                          -------------
        MEDIA - 2.7%
        Lamar Advertising Co. - Class A*(a).      388,680    20,934,305
                                                          -------------
        OIL & GAS - 3.0%
        EOG Resources, Inc..................       81,695     5,664,731
        Valero Energy Corp..................      261,185    17,287,783
                                                          -------------
                                                             22,952,514
                                                          -------------
        PHARMACEUTICALS - 13.9%
        Celgene Corp.*(a)...................      808,750    38,359,012
        Merck & Co., Inc....................      274,575    10,002,767
        Roche Holding AG....................      230,512    37,997,996
        Sepracor, Inc.*(a)..................       59,835     3,418,972
        Teva Pharmaceutical Industries, Ltd.
          (ADR)(a)..........................      352,205    11,126,156
        United Therapeutics Corp.*(a).......      110,415     6,378,675
                                                          -------------
                                                            107,283,578
                                                          -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
JANUS AGGRESSIVE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


     ----------------------------------------------------------------------
     SECURITY                                   SHARES/PAR       VALUE
     DESCRIPTION                                  AMOUNT        (NOTE 2)
     ----------------------------------------------------------------------

     RETAIL - SPECIALTY - 1.9%
     Abercrombie & Fitch Co. - Class A........       139,085 $   7,709,482
     Nordstrom, Inc...........................       187,035     6,826,777
                                                             -------------
                                                                14,536,259
                                                             -------------
     SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.5%
     Cypress Semiconductor Corp.*(a)..........       253,250     3,682,255
                                                             -------------
     SOFTWARE - 7.0%
     Adobe Systems, Inc.*.....................       310,240     9,418,886
     Citrix Systems, Inc.*....................        78,605     3,155,205
     Electronic Arts, Inc.*...................       191,465     8,240,654
     NAVTEQ Corp.*(a).........................       410,855    18,357,001
     SAP AG (ADR).............................       281,215    14,769,412
                                                             -------------
                                                                53,941,158
                                                             -------------
     TELECOMMUNICATION SERVICES - DIVERSIFIED - 0.9%
     Amdocs, Ltd.*............................       121,100     4,411,576
     Time Warner Telecom, Inc.*(a)............       156,720     2,327,292
                                                             -------------
                                                                 6,738,868
                                                             -------------
     TELECOMMUNICATION SERVICES-WIRELESS - 2.0%
     China Mobile (Hong Kong), Ltd............       840,500     4,807,999
     Crown Castle International Corp.*........       319,150    11,023,441
                                                             -------------
                                                                15,831,440
                                                             -------------
     TRANSPORTATION - 1.4%
     C.H. Robinson Worldwide, Inc.(a).........       207,040    11,035,232
                                                             -------------
     Total Common Stocks
     (Cost $657,436,152)                                       727,617,048
                                                             -------------

     SHORT-TERM INVESTMENTS - 25.1%
     Federal National Mortgage Association
       5.141%, due 09/13/06(d)................ $  50,000,000    49,464,528
     Federal Home Loan Mortgage Corp.
       5.160%, due 09/19/06(d)................    25,000,000    24,709,722
     Prudential Funding LLC
       3.433%, due 07/03/06...................     5,400,000     5,398,455
     State Street Navigator Securities Lending
       Prime Portfolio(b).....................   114,470,419   114,470,419
                                                             -------------
     Total Short-Term Investments
     (Cost $194,043,124)                                       194,043,124
                                                             -------------

     TOTAL INVESTMENTS - 119.3%
     (Cost $851,479,275)                                       921,660,172

     Other Assets and Liabilities (net) - (19.3%)             (149,069,217)
                                                             -------------

     TOTAL NET ASSETS - 100.0%                               $ 772,590,955
                                                             =============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

(c) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determind to be lliquid under guidelines established by the Board of Trustees. These securities represent in the aggregate 0.55% of net assets.

(d) Zero coupon bond - Interest rate represents current yield to maturity.

FNMA - Federal National Mortgage Association

ADR - American Depositary Receipt

GDR - Global Depositary Receipt

                       See notes to financial statements

MET INVESTORS SERIES TRUST
JANUS CAPITAL APPRECIATION PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)



          ------------------------------------------------------------
          SECURITY                                          VALUE
          DESCRIPTION                           SHARES     (NOTE 2)
          ------------------------------------------------------------

          COMMON STOCKS - 90.1%
          AUTO COMPONENTS - 1.1%
          Advance Auto Parts, Inc.............   367,375 $  10,617,138
                                                         -------------
          BANKS - 7.8%
          Commerce Bancorp, Inc.(a)...........   798,185    28,471,259
          Wells Fargo & Co....................   709,220    47,574,478
                                                         -------------
                                                            76,045,737
                                                         -------------
          BIOTECHNOLOGY - 5.9%
          Gilead Sciences, Inc.(*)............   714,505    42,270,116
          Invitrogen Corp.(*).................   224,045    14,802,653
                                                         -------------
                                                            57,072,769
                                                         -------------
          CHEMICALS - 2.3%
          Monsanto Co.........................   124,880    10,513,647
          Syngenta AG.........................    87,469    11,614,327
                                                         -------------
                                                            22,127,974
                                                         -------------
          COMPUTERS & PERIPHERALS - 10.0%
          Apple Computer, Inc.(*)............. 1,395,230    79,695,538
          Sun Microsystems, Inc.(*)........... 4,358,210    18,086,571
                                                         -------------
                                                            97,782,109
                                                         -------------
          ELECTRIC UTILITIES - 2.6%
          AES Corp.(*)........................ 1,350,210    24,911,374
                                                         -------------
          FINANCIAL - DIVERSIFIED - 14.0%
          American Express Co.................   851,205    45,301,130
          Ameriprise Financial, Inc...........    57,094     2,550,389
          Goldman Sachs Group, Inc. (The).....   200,940    30,227,404
          KKR Private Equity Investment LP.... 1,733,757    37,969,278
          Moody's Corp........................   376,290    20,492,754
                                                         -------------
                                                           136,540,955
                                                         -------------
          FOOD & DRUG RETAILING - 2.4%
          Whole Foods Market, Inc.............   361,355    23,357,987
                                                         -------------
          HEALTH CARE PROVIDERS & SERVICES - 1.0%
          UnitedHealth Group, Inc.............   221,280     9,908,918
                                                         -------------
          HOTELS, RESTAURANTS & LEISURE - 2.9%
          Harrah's Entertainment, Inc.........   400,100    28,479,118
                                                         -------------
          OIL & GAS - 9.9%
          ConocoPhillips......................   142,440     9,334,093
          EOG Resources, Inc..................   161,015    11,164,780
          Hess Corp...........................   243,360    12,861,576
          Occidental Petroleum Corp...........   128,335    13,160,754
          Suncor Energy, Inc..................   397,580    32,207,956
          Valero Energy Corp..................   261,230    17,377,020
                                                         -------------
                                                            96,106,179
                                                         -------------
          PHARMACEUTICALS - 11.4%
          Alcon, Inc..........................   138,225    13,622,074
          Genentech, Inc.(*)(a)...............   428,350    35,039,030
          Roche Holdings AG...................   286,126    47,165,504
          Teva Pharmaceutical Industries, Ltd.
            (ADR).............................   473,050    14,943,649
                                                         -------------
                                                           110,770,257
                                                         -------------

      -------------------------------------------------------------------
      SECURITY                                  SHARES/PAR     VALUE
      DESCRIPTION                                 AMOUNT      (NOTE 2)
      -------------------------------------------------------------------

      RETAIL - MULTILINE - 5.8%
      Federated Department Stores, Inc.........   1,101,730 $ 40,323,318
      J.C. Penney Co., Inc.....................     232,800   15,716,328
                                                            ------------
                                                              56,039,646
                                                            ------------
      RETAIL - SPECIALTY - 6.6%
      Coach, Inc.(*)...........................     413,880   12,375,012
      Lowe's Cos., Inc.........................     857,325   52,013,908
                                                            ------------
                                                              64,388,920
                                                            ------------
      SOFTWARE - 4.0%
      Electronic Arts, Inc.(*).................     904,725   38,939,364
                                                            ------------
      TELECOMMUNICATION SERVICES - DIVERSIFIED - 0.5%
      Level 3 Communications, Inc.(*)..........   1,137,585    5,050,877
                                                            ------------
      TELECOMMUNICATION SERVICES - WIRELESS - 1.5%
      QUALCOMM, Inc............................     369,650   14,811,876
                                                            ------------
      TEXTILES, APPAREL & LUXURY GOODS - 0.4%
      NIKE, Inc. - Class B.....................      45,230    3,663,630
                                                            ------------
      Total Common Stocks
      (Cost $698,185,286)                                    876,614,828
                                                            ------------

      SHORT-TERM INVESTMENTS - 11.1%
      State Street Bank & Trust Co., Repurchase
        Agreement dated 06/30/06 at 3.400%
        to be repurchased at $77,256,883 on
        07/03/06 collateralized by
        $84,035,000 FNMA 5.750% due
        03/07/22 with a value of
        $78,782,813............................ $77,235,000   77,235,000
      State Street Navigator Securities Lending
        Prime Portfolio(b).....................  31,106,774   31,106,774
                                                            ------------
      Total Short-Term Investments
      (Cost $108,341,774)                                    108,341,774
                                                            ------------

      TOTAL INVESTMENTS - 101.2%
      (Cost $806,527,060)                                    984,956,602

      Other Assets and Liabilities (net) - (1.2%)            (11,632,054)
                                                            ------------

      TOTAL NET ASSETS - 100.0%                             $973,324,548
                                                            ============

PORTFOLIO FOOTNOTES:

(*) Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt.

FNMA - Federal National Mortgage Association.

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LAZARD MID-CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


        ---------------------------------------------------------------
        SECURITY                                             VALUE
        DESCRIPTION                             SHARES      (NOTE 2)
        ---------------------------------------------------------------

        COMMON STOCKS - 96.4%
        BANKS - 1.9%
        City National Corp..................       68,600 $   4,465,174
        Hudson City Bancorp, Inc............      330,700     4,408,231
                                                          -------------
                                                              8,873,405
                                                          -------------

        BEVERAGES - 2.9%
        Coca-Cola Enterprises, Inc..........      426,700     8,691,879
        Pepsi Bottling Group, Inc...........      141,300     4,542,795
                                                          -------------
                                                             13,234,674
                                                          -------------

        BIOTECHNOLOGY - 1.5%
        Invitrogen Corp.*(a)................      103,200     6,818,424
                                                          -------------

        BUILDING PRODUCTS - 0.8%
        Louisiana-Pacific Corp..............      166,000     3,635,400
                                                          -------------

        CHEMICALS - 4.1%
        Cabot Corp.(a)......................      201,800     6,966,136
        Celanese Corp.......................      286,500     5,850,330
        Sigma-Aldrich Corp.(a)..............       83,200     6,043,648
                                                          -------------
                                                             18,860,114
                                                          -------------

        COMMERCIAL SERVICES & SUPPLIES - 12.2%
        ARAMARK Corp. - Class B.............      194,000     6,423,340
        CDW Corp.(a)........................      117,400     6,415,910
        MasterCard, Inc. - Class A*(a)......      118,100     5,668,800
        Pitney Bowes, Inc...................      216,600     8,945,580
        R.H. Donnelley Corp.(a).............      161,822     8,749,716
        Republic Services, Inc..............      144,495     5,828,928
        Service Corporation International(a)    1,136,700     9,252,738
        Temple-Inland, Inc..................       96,300     4,128,381
                                                          -------------
                                                             55,413,393
                                                          -------------

        COMMUNICATIONS EQUIPMENT & SERVICES - 3.0%
        Avaya, Inc.*........................    1,187,400    13,560,108
                                                          -------------

        COMPUTERS & PERIPHERALS - 2.4%
        Ingram Micro, Inc. - Class A*.......      361,700     6,557,621
        Sun Microsystems, Inc.*.............    1,015,200     4,213,080
                                                          -------------
                                                             10,770,701
                                                          -------------

        CONTAINERS & PACKAGING - 1.5%
        Ball Corp...........................      183,700     6,804,248
                                                          -------------

        ELECTRICAL EQUIPMENT & SERVICES - 1.0%
        Arrow Electronics, Inc.*............      140,600     4,527,320
                                                          -------------

        ELECTRONIC EQUIPMENT & INSTRUMENTS - 4.3%
        Flextronics International, Ltd.*(a).      668,000     7,094,160
        Solectron Corp.*....................    1,619,900     5,540,058
        Vishay Intertechnology, Inc.*.......      437,500     6,881,875
                                                          -------------
                                                             19,516,093
                                                          -------------

        ----------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                              SHARES      (NOTE 2)
        ----------------------------------------------------------------

        FINANCIAL-DIVERSIFIED - 4.9%
        A.G. Edwards, Inc....................       87,800 $   4,857,096
        Ameriprise Financial, Inc............      179,600     8,022,732
        Mellon Financial Corp................      272,200     9,371,846
                                                           -------------
                                                              22,251,674
                                                           -------------

        FOOD PRODUCTS - 1.4%
        Pilgrim's Pride Corp.(a).............      242,300     6,251,340
                                                           -------------
        FOOD RETAILERS - 1.7%
        Kroger Co. (The).....................      350,100     7,653,186
                                                           -------------
        HEALTH CARE PROVIDERS & SERVICES - 3.9%
        Laboratory Corp. of America Holdings*      138,100     8,593,963
        Triad Hospitals, Inc.*(a)............      230,400     9,119,232
                                                           -------------
                                                              17,713,195
                                                           -------------
        HOTELS, RESTAURANTS & LEISURE - 1.4%
        Royal Caribbean Cruises, Ltd.(a).....      169,700     6,491,025
                                                           -------------
        HOUSEHOLD DURABLES - 2.0%
        Stanley Works (The)(a)...............      192,600     9,094,572
                                                           -------------
        HOUSEHOLD PRODUCTS - 1.7%
        Fortune Brands, Inc.(a)..............      107,800     7,654,878
                                                           -------------
        INDUSTRIAL CONGLOMERATES - 1.3%
        Hubbell, Inc. - Class B(a)...........      120,600     5,746,590
                                                           -------------
        INSURANCE - 10.1%
        Lincoln National Corp................      148,505     8,381,644
        PartnerRe, Ltd.(a)...................      145,300     9,306,465
        Protective Life Corp.................      278,200    12,969,684
        RenaissanceRe Holdings, Ltd.(a)......      181,100     8,776,106
        Willis Group Holdings, Ltd...........      193,600     6,214,560
                                                           -------------
                                                              45,648,459
                                                           -------------
        IT CONSULTING & SERVICES - 2.0%
        DST Systems, Inc.*(a)................      149,400     8,889,300
                                                           -------------
        MACHINERY - 1.8%
        Dover Corp...........................      164,300     8,121,349
                                                           -------------
        MEDIA - 1.6%
        Belo Corp.(a)........................      469,000     7,316,400
                                                           -------------
        METALS & MINING - 1.6%
        Massey Energy Co.(a).................      204,700     7,369,200
                                                           -------------
        OIL & GAS - 5.6%
        BJ Services Co.......................      128,300     4,780,458
        Smith International, Inc.(a).........      115,300     5,127,391
        Sunoco, Inc..........................       69,600     4,822,584
        Williams Cos., Inc. (The)............      463,100    10,818,016
                                                           -------------
                                                              25,548,449
                                                           -------------
        PHARMACEUTICALS - 1.4%
        Sepracor, Inc.*(a)...................      109,700     6,268,258
                                                           -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LAZARD MID-CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


        ---------------------------------------------------------------
        SECURITY                                             VALUE
        DESCRIPTION                             SHARES      (NOTE 2)
        ---------------------------------------------------------------

        REAL ESTATE - 1.2%
        CBL & Associates Properties, Inc.
          (REIT)............................       24,700 $     961,571
        Health Care Property Investors, Inc.
          (REIT)(a).........................      170,500     4,559,170
                                                          -------------
                                                              5,520,741
                                                          -------------
        RETAIL - SPECIALTY - 5.9%
        Dollar Tree Stores, Inc.*...........      366,600     9,714,900
        Foot Locker, Inc....................      291,800     7,146,182
        Liz Claiborne, Inc..................      266,000     9,857,960
                                                          -------------
                                                             26,719,042
                                                          -------------
        SOFTWARE - 2.2%
        Compuware Corp.*....................      730,500     4,894,350
        Hyperion Solutions Corp.*...........      184,700     5,097,720
                                                          -------------
                                                              9,992,070
                                                          -------------
        TELECOMMUNICATION SERVICES - DIVERSIFIED - 4.2%
        ALLTEL Corp.........................      156,400     9,983,012
        Citizens Communications Co..........      686,400     8,957,520
                                                          -------------
                                                             18,940,532
                                                          -------------
        TRANSPORTATION - 4.9%
        Laidlaw International, Inc..........      268,300     6,761,160
        Overseas Shipholding Group, Inc.(a).       90,500     5,353,075
        Teekay Shipping Corp.(a)............       84,800     3,548,032
        YRC Worldwide, Inc.*(a).............      152,600     6,425,986
                                                          -------------
                                                             22,088,253
                                                          -------------
        Total Common Stocks
        (Cost $433,102,160)                                 437,292,393
                                                          -------------

                                                              -------------
    ------------------------------------------------------------------------
    SECURITY                                         PAR          VALUE
    DESCRIPTION                                     AMOUNT       (NOTE 2)
    ------------------------------------------------------------------------

    SHORT-TERM INVESTMENTS - 20.8%
    State Street Bank & Trust Co., Repurchase
      Agreement dated 06/30/06 at 3.400% to
      be repurchased at $19,178,432 on
      07/03/06 collateralized by $19,055,000
      FNMA 6.000% due 05/15/11 with a value
      of $19,558,166............................ $ 19,173,000 $  19,173,000
    State Street Navigator Securities Lending
      Prime Portfolio(b)........................   75,442,658    75,442,658
                                                              -------------
    Total Short-Term Investments
    (Cost $94,615,658)                                           94,615,658
                                                              -------------

    TOTAL INVESTMENTS - 117.2%
    (Cost $527,717,818)                                         531,908,051

    Other Assets and Liabilities (net) - (17.2%)                (78,195,426)
                                                              -------------

    TOTAL NET ASSETS - 100.0%                                 $ 453,712,625
                                                              =============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

FNMA - Federal National Mortgage Association

REIT - Real Estate Investment Trust

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

      --------------------------------------------------------------------
      SECURITY                                      PAR         VALUE
      DESCRIPTION                                  AMOUNT      (NOTE 2)
      --------------------------------------------------------------------

      DOMESTIC BONDS & DEBT SECURITIES - 15.6%
      AEROSPACE & DEFENSE - 0.2%
      Northrop Grumman Corp. 4.079%, due
        11/16/06............................... $    500,000 $     497,190
                                                             -------------
      ASSET-BACKED SECURITIES - 1.4%
      Chase Funding Mortgage Loan Asset-Backed
        Certificates, Series 2002-2, Class 1A 5
        5.833%, due 04/25/32...................      500,000       498,722
      PP&L Transition Bond LLC, Series 1999-1,
        Class A7 7.050%, due 06/25/09..........    3,161,158     3,190,389
                                                             -------------
                                                                 3,689,111
                                                             -------------
      AUTOMOBILES - 0.8%
      DaimlerChrysler North America Holding
        Corp. 7.300%, due 01/15/12(a)..........      600,000       625,080
      Ford Motor Credit Co. 7.450%, due
        07/16/31(a)............................      530,000       385,575
      General Motors Acceptance Corp.
        6.125%, due 08/28/07...................    1,100,000     1,088,791
       4.375%, due 12/10/07....................       60,000        56,812
       5.850%, due 01/14/09....................       50,000        48,000
                                                             -------------
                                                                 2,204,258
                                                             -------------
      BANKS - 1.8%
      ABN AMRO Bank NV 5.222%, due
        05/11/07(b)............................      700,000       700,545
      Bank of America Corp.
        5.375%, due 06/15/14...................      250,000       242,379
       3.875%, due 01/15/08....................      520,000       507,261
      Glitnir Banki HF 6.693%, due
        06/15/16 (144A)(c).....................      230,000       228,921
      Huntington National Bank 4.650%, due
        06/30/09...............................      300,000       291,108
      Kaupthing Bank 5.400%, due 04/12/11......      290,000       290,458
      Rabobank Capital Fund Trust III 5.254%,
        due 12/31/16 (144A)(c).................      200,000       183,572
      RBS Capital Trust I 4.709%, due
        12/29/49(a)............................      300,000       271,555
      Royal Bank of Scotland Group Plc 5.050%,
        due 01/08/15(a)........................      300,000       283,687
      Shinsei Finance Cayman Ltd. 6.418%, due
        01/29/49 (144A)(c).....................      200,000       188,171
      U.S. Bank North America 4.950%, due
        10/30/14(a)............................      200,000       187,657
      Wachovia Bank North America
        4.800%, due 11/01/14...................      200,000       185,000
       5.510%, due 11/03/14(b).................      700,000       706,973
      Washington Mutual Bank FA. 5.125%, due
        01/15/15(a)............................      400,000       371,974
                                                             -------------
                                                                 4,639,261
                                                             -------------

     ----------------------------------------------------------------------
     SECURITY                                        PAR         VALUE
     DESCRIPTION                                    AMOUNT      (NOTE 2)
     ----------------------------------------------------------------------

     COLLATERALIZED MORTGAGE OBLIGATIONS - 1.4%
     Banc of America Commercial Mortgage,
       Inc., Series 2004-6, Class AJ 4.870%,
       due 12/10/42............................. $    450,000 $     418,269
     Commercial Mortgage Pass Through
       Certificates 5.167%, due 06/10/44........      650,000       616,103
     Indymac Index Mortgage Loan Trust
       5.442%, due 10/25/35.....................      531,672       520,698
     JP Morgan Chase Commercial Mortgage
       Securities Corp. Series 2004-C3, Class AJ
        4.922%, due 01/15/42....................      600,000       558,912
      Series 2005-CB12 4.948%, due
        09/12/37................................      450,000       418,945
      Series 2005-LDP4, Class AM 4.999%,
        due 10/15/42............................      430,000       401,672
     Washington Mutual, Inc. 5.997%, due
       08/25/36(b)..............................      700,000       696,150
                                                              -------------
                                                                  3,630,749
                                                              -------------
     ELECTRIC UTILITIES - 1.0%
     Dominion Resources, Inc., Series F
       5.250%, due 08/01/33.....................      300,000       279,572
     Duke Energy Corp. 5.625%, due
       11/30/12(a)..............................      210,000       207,780
     Exelon Corp. 5.625%, due 06/15/35..........      350,000       308,047
     FirstEnergy Corp.
       6.450%, due 11/15/11.....................      250,000       254,666
      7.375%, due 11/15/31......................      580,000       624,101
     Pacific Gas & Electric Co. 6.050%, due
       03/01/34.................................      260,000       246,188
     SP PowerAssets, Ltd. 5.000%, due 10/22/13
       (144A)(c)................................      700,000       659,899
     TXU Corp.
       5.550%, due 11/15/14.....................       40,000        36,481
      6.550%, due 11/15/34......................       70,000        61,844
     TXU Electric Delivery Co. 6.375%, due
       01/15/15(a)..............................       40,000        40,158
                                                              -------------
                                                                  2,718,736
                                                              -------------
     ENERGY - 0.1%
     Kinder Morgan Energy Partners LP
       6.300%, due 02/01/09.....................       10,000        10,050
      6.750%, due 03/15/11......................       30,000        30,678
     Williams Cos., Inc. 7.750%, due
       06/15/31.................................      220,000       217,800
                                                              -------------
                                                                    258,528
                                                              -------------
     ENVIRONMENTAL SERVICES - 0.2%
     Waste Management, Inc. 6.375%, due
       11/15/12(a)..............................      370,000       377,943
                                                              -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


     ----------------------------------------------------------------------
     SECURITY                                        PAR         VALUE
     DESCRIPTION                                    AMOUNT      (NOTE 2)
     ----------------------------------------------------------------------

     FINANCIAL - DIVERSIFIED - 3.9%
     Aiful Corp. 5.000%, due
       08/10/10 (144A)(c)....................... $    200,000 $     190,352
     AIG SunAmerica Global Financing VII
       5.850%, due 08/01/08 (144A)(c)...........      400,000       401,619
     American General Finance Corp. 3.875%,
       due 10/01/09.............................      800,000       757,151
     Capital One Bank 5.000%, due
       06/15/09.................................      310,000       303,848
     Capital One Financial Corp. 5.500%, due
       06/01/15(a)..............................       80,000        75,792
     Citigroup, Inc. 4.125%, due 02/22/10.......      930,000       884,916
     Credit Suisse First Boston USA, Inc.
       3.875%, due 01/15/09.....................      250,000       239,955
      6.125%, due 11/15/11......................      140,000       142,033
     Ford Motor Credit Co.
       5.700%, due 01/15/10.....................      100,000        87,661
      7.375%, due 10/28/09......................    1,400,000     1,295,273
      10.486%, due 06/15/11
        (144A)(b)(c)............................      270,000       264,128
     General Electric Capital Corp. 4.125%,
       due 09/01/09.............................      350,000       335,490
     Goldman Sachs Capital I, Capital Securities
       6.345%, due 02/15/34(a)..................      200,000       187,035
     Goldman Sachs Group L.P. 4.500%, due
       06/15/10.................................      130,000       124,399
     HSBC Finance Corp. 6.375%, due
       10/15/11.................................    1,100,000     1,125,384
     JP Morgan Chase & Co.
       5.250%, due 05/01/15.....................      400,000       377,687
      5.125%, due 09/15/14......................      790,000       747,418
     Lehman Brothers Holdings, Inc., Series G
       4.800%, due 03/13/14(a)..................      500,000       462,985
     Merrill Lynch & Co., Inc., Series C
       4.250%, due 02/08/10.....................      170,000       161,708
      5.000%, due 01/15/15......................      170,000       158,512
     Morgan Stanley 5.050%, due 01/21/11........      600,000       582,473
     Residential Capital Corp. 6.000%, due
       02/22/11.................................      400,000       387,974
     Resona Preferred Global Securities Cayman,
       Ltd. 7.191%, due 12/29/49 (144A)(c)......      120,000       120,566
     Wells Fargo & Co. 4.200%, due
       01/15/10.................................      780,000       745,983
                                                              -------------
                                                                 10,160,342
                                                              -------------
     HEALTH CARE PROVIDERS & SERVICES - 0.1%
     HCA Inc. 5.750%, due 03/15/14..............      420,000       377,660
                                                              -------------

      --------------------------------------------------------------------
      SECURITY                                      PAR         VALUE
      DESCRIPTION                                  AMOUNT      (NOTE 2)
      --------------------------------------------------------------------

      INDUSTRIAL - DIVERSIFIED - 0.4%
      General Electric Co. 5.000%, due
        02/01/13............................... $    550,000 $     527,536
      Tyco International Group SA 6.000%, due
        11/15/13(a)............................      630,000       625,055
                                                             -------------
                                                                 1,152,591
                                                             -------------
      INSURANCE - 0.1%
      Berkshire Hathaway Finance Corp. 4.750%,
        due 05/15/12(a)........................      230,000       218,051
                                                             -------------
      INTERNET SOFTWARE & SERVICES - 0.0%
      Electronic Data Systems Corp. 7.125%, due
        10/15/09...............................       10,000        10,335
                                                             -------------
      MEDIA - 0.9%
      Comcast Cable Communications, Inc.
        8.875%, due 05/01/17...................      880,000     1,026,685
      Liberty Media Corp. 6.829%, due
        09/17/06(b)............................      352,000       353,179
      News America Inc. 6.200%, due
        12/15/34...............................      120,000       109,242
      Time Warner Cos, Inc. 7.625%,
        due 04/15/31(a)........................      900,000       971,852
                                                             -------------
                                                                 2,460,958
                                                             -------------
      OIL & GAS - 1.3%
      Anadarko Finance Co.
        Series B 7.500%, due 05/01/31..........       60,000        64,652
       Series B 6.750%, due 05/01/11...........      300,000       308,569
      ConocoPhillips Holding Co. 6.950%, due
        04/15/29(a)............................      800,000       873,097
      Consolidated Natural Gas Co., Series A
        5.000%, due 12/01/14...................      200,000       184,280
      Cooper Cameron Corp. 2.650%, due
        04/15/07...............................      200,000       194,442
      Devon Energy Corp. 7.950%, due
        04/15/32...............................      140,000       161,796
      Devon Financing Corp. 6.875%, due
        09/30/11...............................      140,000       145,717
      Devon Financing Corp. ULC 7.875%, due
        09/30/31(a)............................      400,000       458,129
      Duke Capital LLC 4.331%, due 11/16/06....      300,000       298,714
      Kerr-McGee Corp. 7.875%, due
        09/15/31...............................       50,000        56,687
      Kinder Morgan Energy Partners LP 5.125%,
        due 11/15/14(a)........................      200,000       182,885
      Pemex Project Funding Master Trust
        6.625%, due 06/15/35 (144A)(c)(a)......      162,000       146,813
      XTO Energy, Inc.
       6.100%, due 04/01/36....................      240,000       217,940
       6.250%, due 04/15/13....................      150,000       150,303
                                                             -------------
                                                                 3,444,024
                                                             -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


      ----------------------------------------------------------------------
      SECURITY                                       PAR          VALUE
      DESCRIPTION                                   AMOUNT       (NOTE 2)
      ----------------------------------------------------------------------

      PAPER & FOREST PRODUCTS - 0.3%
      Weyerhaeuser Co. 6.750%, due
        03/15/12................................ $    740,000  $     756,916
                                                               -------------
      PHARMACEUTICALS - 0.2%
      Wyeth 6.500%, due 02/01/34(a).............      500,000        502,208
                                                               -------------
      REAL ESTATE - 0.2%
      iStar Financial, Inc., (REIT) 6.000%, due
        12/15/10(a).............................      300,000        299,193
      Simon Property Group LP, (REIT)
        4.600%, due 06/15/10....................      120,000        115,102
       5.100%, due 06/15/15.....................      200,000        185,166
                                                               -------------
                                                                     599,461
                                                               -------------

      TELECOMMUNICATION SERVICES - DIVERSIFIED - 1.0%
      Deutsche Telekom International Finance BV
        8.250%, due 06/15/30(a).................      330,000        382,075
      France Telecom S.A. 8.500%, due
        03/01/31(a).............................      150,000        181,007
      Royal KPN NV 8.000%, due 10/01/10.........      350,000        371,569
      SBC Communications, Inc. 6.450%, due
        06/15/34................................      300,000        286,063
      Sprint Capital Corp. 8.375%, due
        03/15/12................................      560,000        619,449
      Telecom Italia Capital S.A.
        4.000%, due 01/15/10....................      300,000        280,959
       5.250%, due 10/01/15.....................      200,000        181,347
       6.000%, due 09/30/34.....................      240,000        207,868
      Verizon Global Funding Corp. 7.375%, due
        09/01/12(a).............................      120,000        127,712
                                                               -------------
                                                                   2,638,049
                                                               -------------
      TOBACCO - 0.3%
      Altria Group, Inc. 5.625%, due
        11/04/08................................      700,000        698,057
                                                               -------------
      Total Domestic Bonds & Debt Securities
      (Cost $41,506,065)                                          41,034,428
                                                               -------------

      U. S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES - 5.6%
      Federal National Mortgage Assoc.
        6.000%, due 01/01/13-08/01/28...........      358,164        354,381
       6.500%, due 12/01/27.....................       19,323         19,529
       5.500%, due 08/01/28.....................      200,916        194,042
       5.000%, due 09/01/35-11/01/35............    1,968,447      1,841,851
       5.000% due TBA(d)........................    8,000,000      7,480,000
       6.000% due TBA(d)........................      320,000        320,900
      Government National Mortgage Assoc.
        9.000%, due 11/15/19....................       12,027         12,944
       9.500%, due 01/15/20.....................        6,893          7,555
       6.000%, due 06/15/36.....................    4,500,000      4,466,056
                                                               -------------
      Total U. S. Government Agency Mortgage Backed Securities
      (Cost $14,794,955)                                          14,697,258
                                                               -------------

     ---------------------------------------------------------------------
     SECURITY                                       PAR         VALUE
     DESCRIPTION                                   AMOUNT      (NOTE 2)
     ---------------------------------------------------------------------

     U. S. GOVERNMENT & AGENCY OBLIGATIONS - 15.6%
     Federal Home Loan Bank 5.375%, due
       05/18/16................................ $    500,000 $     494,403
     Federal Home Loan Mortgage Corp.
       4.875%, due 11/15/13....................      500,000       481,838
     U.S. Treasury Bond
       6.250%, due 08/15/23....................       80,000        88,256
      4.500%, due 02/15/16-02/15/36............    2,930,000     2,667,506
     U.S. Treasury Inflation Index Bond 2.000%,
       due 01/15/26(a).........................      608,964       557,726
     U.S. Treasury Inflation Index Note 2.000%,
       due 01/15/16(a).........................      690,159       659,291
     U.S. Treasury Note
       5.625%, due 05/15/08....................        8,000         8,066
      3.250%, due 08/15/08.....................    3,300,000     3,176,253
      3.625%, due 07/15/09.....................    5,200,000     4,984,486
      4.125%, due 05/15/15.....................    2,060,000     1,913,468
      3.000%, due 02/15/08.....................    3,000,000     2,899,572
      4.500%, due 02/15/09-11/15/15............    6,920,000     6,608,356
      4.750%, due 03/31/11.....................    1,770,000     1,743,935
      4.875%, due 04/30/11-05/31/11............   15,030,000    14,877,363
                                                             -------------
     Total U. S. Government & Agency Obligations
     (Cost $41,791,019)                                         41,160,519
                                                             -------------

     FOREIGN BONDS & DEBT SECURITIES - 0.4%
     MEXICO - 0.2%
     United Mexican States 7.500%, due
       04/08/33(a).............................      554,000       590,010
                                                             -------------
     RUSSIA - 0.2%
     Russian Federation 5.000%, due
       03/31/30................................      545,000       581,276
                                                             -------------
     Total Foreign Bonds & Debt Securities
     (Cost $1,215,896)                                           1,171,286
                                                             -------------

     CONVERTIBLE BONDS - 4.8%
     AEROSPACE & DEFENSE - 0.3%
     AAR Corp.
       1.750%, due 02/01/26 (144A)(c)..........      150,000       144,562
      1.750%, due 02/01/26.....................      150,000       144,563
     L-3 Communications Corp.
       3.000%, due 08/01/35 (144A)(c)..........      225,000       220,500
      3.000%, due 08/01/35.....................      100,000        98,000
     Lockheed Martin Corp. 4.920%, due
       08/15/33(b).............................      200,000       228,312
                                                             -------------
                                                                   835,937
                                                             -------------
     AIRLINES - 0.1%
     Frontier Airlines, Inc. 5.000%, due
       12/15/25................................      175,000       164,281
                                                             -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


    ------------------------------------------------------------------------
    SECURITY                                          PAR         VALUE
    DESCRIPTION                                      AMOUNT      (NOTE 2)
    ------------------------------------------------------------------------

    BIOTECHNOLOGY - 0.4%
    Amgen, Inc. 0.375%, due 02/01/13
      (144A)(c).................................. $    300,000 $     280,125
    Genzyme Corp. 1.250%, due
      12/01/23(a)................................      300,000       313,125
    InterMune, Inc. 0.250%, due 03/01/11.........      175,000       156,406
    Invitrogen Corp. 1.500%, due 02/15/24........      300,000       252,750
                                                               -------------
                                                                   1,002,406
                                                               -------------
    BUILDING MATERIALS - 0.1%
    Masco Corp., Series B 2.118%, due
      07/20/31(e)................................      700,000       324,625
                                                               -------------
    COMMERCIAL SERVICES & SUPPLIES - 0.1%
    Euronet Worldwide, Inc. 3.500%, due
      10/15/25...................................      175,000       208,031
                                                               -------------
    COMPUTERS & PERIPHERALS - 0.1%
    Electronics For Imaging, Inc. 1.500%, due
      06/01/23...................................      200,000       196,000
    Mentor Graphics Corp. 6.250%, due
      03/01/26 (144A)(c).........................      125,000       136,875
    Silicon Graphics, Inc. 6.500%, due
      06/01/09...................................      100,000        73,500
                                                               -------------
                                                                     406,375
                                                               -------------
    FINANCE - DIVERSIFIED - 0.2%
    Merrill Lynch & Co., Inc. 0.000%, due
      03/13/32(e)................................      425,000       465,375
                                                               -------------
    HEALTH CARE EQUIPMENT & SUPPLIES - 0.2%
    Fisher Scientific International, Inc. 3.250%,
      due 03/01/24(a)............................      150,000       167,625
    Medtronic, Inc. 1.500%, due 04/15/11
      (144A)(c)..................................      325,000       312,406
                                                               -------------
                                                                     480,031
                                                               -------------
    HEALTH CARE PROVIDERS & SERVICES - 0.2%
    Pacificare Health Systems, Inc. 3.000%, due
      10/15/32...................................      145,000       488,469
                                                               -------------
    HOTELS, RESTAURANTS & LEISURE - 0.1%
    Host Marriott LP 3.250%, due 04/15/24
      (144A)(c)..................................      125,000       166,250
                                                               -------------
    INDUSTRIAL - DIVERSIFIED - 0.3%
    3M Co. 0.407%, due 11/21/32(e)(a)............      175,000       158,813
    Actuant Corp. 2.000%, due 11/15/23...........      225,000       302,062
    Danaher Corp. 1.440%, due
      01/22/21(e)................................      250,000       236,562
    Roper Industries, Inc. 1.481%, due
      01/15/34...................................      325,000       199,063
                                                               -------------
                                                                     896,500
                                                               -------------
    LEISURE EQUIPMENT & PRODUCTS - 0.1%
    Carnival Corp. 2.000%, due 04/15/21..........      150,000       171,000
                                                               -------------

      --------------------------------------------------------------------
      SECURITY                                      PAR         VALUE
      DESCRIPTION                                  AMOUNT      (NOTE 2)
      --------------------------------------------------------------------

      MEDIA - 0.1%
      Charter Communications, Inc. 5.875%, due
        11/16/09............................... $    300,000 $     223,875
                                                             -------------
      OIL & GAS - 0.3%
      Diamond Offshore Drilling, Inc. 1.500%,
        due 04/15/31...........................       80,000       138,700
      Halliburton Co. 3.125%, due 07/15/23.....      125,000       251,250
      Pride International, Inc. 3.250%, due
        05/01/33...............................      250,000       336,250
                                                             -------------
                                                                   726,200
                                                             -------------
      PHARMACEUTICALS - 0.6%
      Alexion Pharmaceuticals, Inc. 1.375%, due
        02/01/12...............................      125,000       164,063
      BioMarin Pharmaceutical, Inc.
        3.500%, due 06/15/08...................      225,000       239,062
       2.500%, due 03/29/13....................      100,000       110,750
      CV Therapeutics, Inc. 2.750%, due
        05/16/12...............................      150,000       150,188
      Enzon Pharmaceuticals, Inc. 4.500%, due
        07/01/08...............................      175,000       168,656
      Nektar Therapeutics 3.250%, due
        09/28/12 (144A)(c).....................      150,000       163,875
      NPS Pharmaceuticals, Inc. 3.000%, due
        06/15/08...............................      275,000       234,438
      Oscient Pharmaceutical Corp. 3.500%, due
        04/15/11...............................      225,000       149,906
      Teva Pharmaceutical Industries, Ltd.
        0.250%, due 02/01/24...................      325,000       338,000
                                                             -------------
                                                                 1,718,938
                                                             -------------
      RETAIL - MULTILINE - 0.4%
      CBRL Group, Inc. 3.137%, due
        04/03/32(e)............................      575,000       263,781
      Lowe's Cos., Inc. 0.861%, due 10/19/21...      150,000       158,625
      Men's Wearhouse, Inc. 3.125%, due
        10/15/23...............................      250,000       306,563
      Pier 1 Imports, Inc. 6.375%/6.125%, due
        02/15/36 (144A)(c)(f)..................      175,000       160,344
      WESCO International, Inc. 2.625%, due
        10/15/25 (144A)(c).....................      150,000       265,875
                                                             -------------
                                                                 1,155,188
                                                             -------------
      SOFTWARE - 0.5%
      Mentor Graphics Corp. 6.810%, due
        08/06/23(b)............................      150,000       148,500
      Open Solutions, Inc. 1.467%, due
        02/02/35(a)............................      400,000       235,500
      Openwave Systems, Inc. 2.750%, due
        09/09/08...............................      275,000       278,781
      RealNetworks, Inc. 0.800%, due
        07/01/10(e)(a).........................      150,000       184,500

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


      -------------------------------------------------------------------
      SECURITY                                  SHARES/PAR     VALUE
      DESCRIPTION                                 AMOUNT      (NOTE 2)
      -------------------------------------------------------------------

      SOFTWARE - CONTINUED
      SafeNet, Inc. 2.500%, due
        12/15/10 (144A)(c).................... $    350,000 $     305,375
      SINA Corp. 0.000%, due 07/15/23(e)......      200,000       226,250
                                                            -------------
                                                                1,378,906
                                                            -------------

      TELECOMMUNICATION SERVICES - DIVERSIFIED - 0.7%
      ADC Telecommunications, Inc. 5.795%,
        due 06/15/13(b)(a)....................      500,000       480,000
      Amdocs, Ltd. 0.500%, due 03/15/24(a)....      150,000       152,625
      Ciena Corp. 3.750%, due 02/01/08(a).....      250,000       240,312
      Dobson Communications Corp. 1.500%,
        due 10/01/25 (144A)(c)................      150,000       150,187
      Juniper Networks, Inc. 0.000%, due
        06/15/08(e)...........................      225,000       225,844
      Level 3 Communications, Inc. 6.000%, due
        03/15/10..............................      150,000       125,063
      NII Holdings, Inc
        2.750%, due 08/15/25 (144A)(c)........      225,000       299,250
       2.750%, due 08/15/25...................       75,000        99,750
      RF Micro Devices, Inc. 1.500%, due
        07/01/10..............................      150,000       149,250
                                                            -------------
                                                                1,922,281
                                                            -------------
      Total Convertible Bonds
      (Cost $12,577,977)                                       12,734,668
                                                            -------------

      ASSET-BACKED SECURITY - 0.3%
      American Home Mortgage Investment Trust
        5.294%, due 06/25/45(b)
        (Cost $837,174).......................      845,764       829,791
                                                            -------------

      COMMON STOCKS - 58.6%
      AEROSPACE & DEFENSE - 2.5%
      Boeing Co. (The)........................       12,966     1,062,045
      General Dynamics Corp...................       10,276       672,667
      Honeywell International, Inc............       12,110       488,033
      Lockheed Martin Corp....................        8,950       642,073
      Northrop Grumman Corp...................       11,773       754,179
      Raytheon Co.............................       44,700     1,992,279
      United Technologies Corp................       14,536       921,873
                                                            -------------
                                                                6,533,149
                                                            -------------
      AIR FREIGHT & LOGISTICS - 1.2%
      FedEx Corp..............................        5,900       689,474
      Ryder System, Inc.......................       36,800     2,150,224
      United Parcel Service, Inc. - Class B...        4,220       347,433
                                                            -------------
                                                                3,187,131
                                                            -------------
      BANKS - 2.5%
      Bank of America Corp....................       48,926     2,353,341
      Comerica, Inc...........................        9,732       505,967
      Commerce Bancorp, Inc.(a)...............        8,100       288,927
      M&T Bank Corp...........................        1,600       188,672
      Northern Trust Corp.....................       24,600     1,360,380

        ---------------------------------------------------------------
        SECURITY                                             VALUE
        DESCRIPTION                             SHARES      (NOTE 2)
        ---------------------------------------------------------------

        BANKS - CONTINUED
        SunTrust Banks, Inc..................       2,278 $     173,720
        U.S. Bancorp.........................      11,726       362,099
        Wachovia Corp........................      10,943       591,797
        Wells Fargo & Co.....................      11,375       763,035
                                                          -------------
                                                              6,587,938
                                                          -------------
        BEVERAGES - 1.0%
        Coca-Cola Co.........................      15,365       661,003
        Pepsi Bottling Group, Inc............      19,700       633,355
        PepsiCo, Inc.........................      23,582     1,415,863
                                                          -------------
                                                              2,710,221
                                                          -------------
        BIOTECHNOLOGY - 0.8%
        Amgen, Inc.*.........................       8,022       523,275
        Gilead Sciences, Inc.*...............       3,077       182,035
        Invitrogen Corp.*....................       8,000       528,560
        Millipore Corp.*.....................      15,600       982,644
                                                          -------------
                                                              2,216,514
                                                          -------------
        CHEMICALS - 0.7%
        Airgas, Inc..........................      12,400       461,900
        Dow Chemical Co......................      16,751       653,791
        E.I. du Pont de Nemours & Co.........       6,023       250,557
        Lyondell Chemical Co.................      13,200       299,112
        Monsanto Co..........................       1,704       143,460
                                                          -------------
                                                              1,808,820
                                                          -------------
        COMMERCIAL SERVICES & SUPPLIES - 1.0%
        Herman Miller, Inc...................      10,074       259,607
        Manpower, Inc........................      24,100     1,556,860
        Temple-Inland, Inc...................      16,300       698,781
                                                          -------------
                                                              2,515,248
                                                          -------------
        COMMUNICATIONS EQUIPMENT & SERVICES - 0.9%
        Cisco Systems, Inc.*.................      41,992       820,104
        Motorola, Inc........................      50,375     1,015,056
        QUALCOMM, Inc........................      10,675       427,747
        SafeNet, Inc.*(a)....................       2,400        42,528
                                                          -------------
                                                              2,305,435
                                                          -------------
        COMPUTERS & PERIPHERALS - 2.1%
        Apple Computer, Inc.*................       5,717       326,555
        Dell, Inc.*..........................      15,528       379,038
        EMC Corp.*...........................      46,037       505,026
        Hewlett-Packard Co...................      54,509     1,726,845
        Ingram Micro, Inc. - Class A*........      10,200       184,926
        International Business Machines Corp.      25,023     1,922,267
        Seagate Technology*(a)...............      26,300       595,432
                                                          -------------
                                                              5,640,089
                                                          -------------
        CONSTRUCTION MATERIALS - 0.2%
        Martin Marietta Materials, Inc.......       6,200       565,130
                                                          -------------
        CONTAINERS & PACKAGING - 0.2%
        Bemis Co., Inc.......................      19,400       594,028
                                                          -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


          ------------------------------------------------------------
          SECURITY                                          VALUE
          DESCRIPTION                          SHARES      (NOTE 2)
          ------------------------------------------------------------

          ELECTRIC SERVICES - 0.1%
          Southern Co.......................       4,865 $     155,923
                                                         -------------
          ELECTRIC UTILITIES - 1.3%
          American Electric Power Co., Inc..      19,091       653,867
          Edison International..............      14,290       557,310
          Exelon Corp.......................       4,688       266,419
          FirstEnergy Corp..................      22,501     1,219,779
          TXU Corp..........................      11,002       657,810
                                                         -------------
                                                             3,355,185
                                                         -------------
          ELECTRICAL EQUIPMENT & SERVICES - 1.0%
          Arrow Electronics, Inc.*..........      31,100     1,001,420
          Schlumberger, Ltd.................      24,010     1,563,291
                                                         -------------
                                                             2,564,711
                                                         -------------
          ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.1%
          Jabil Circuit, Inc................      55,966     1,432,729
          Sanmina-SCI Corp.*................       9,500        43,700
          Thomas & Betts Corp.*.............      13,226       678,494
          WESCO International, Inc.*(a).....      10,400       717,600
                                                         -------------
                                                             2,872,523
                                                         -------------
          ENERGY EQUIPMENT & SERVICES - 0.2%
          Baker Hughes, Inc.................       7,051       577,124
          Rowan Companies, Inc..............       2,100        74,739
                                                         -------------
                                                               651,863
                                                         -------------
          FINANCIAL - DIVERSIFIED - 6.3%
          American Express Co...............       7,907       420,811
          Ameriprise Financial, Inc.........      10,520       469,928
          Bank of New York Co., Inc.........       5,070       163,254
          Capital One Financial Corp........      10,582       904,232
          Citigroup, Inc....................      91,400     4,409,136
          Countrywide Financial Corp........       5,500       209,440
          Fannie Mae........................       6,234       299,855
          Franklin Resources, Inc...........       4,792       415,994
          Freddie Mac.......................       3,064       174,679
          Goldman Sachs Group, Inc. (The)...       8,398     1,263,311
          Investment Technology Group, Inc.*      12,600       640,836
          JP Morgan Chase & Co..............      52,716     2,214,072
          Lehman Brothers Holdings, Inc.....      14,956       974,383
          Merrill Lynch & Co., Inc..........      14,837     1,032,062
          Morgan Stanley....................      22,164     1,400,986
          PNC Financial Services Group, Inc.       6,028       422,985
          Prudential Financial, Inc.........      14,237     1,106,215
                                                         -------------
                                                            16,522,179
                                                         -------------
          FOOD & DRUG RETAILING - 0.4%
          Kraft Foods, Inc. - Class A(a)....       5,500       169,950
          Safeway, Inc......................      27,700       720,200
          Walgreen Co.......................       6,496       291,281
                                                         -------------
                                                             1,181,431
                                                         -------------
          FOOD RETAILERS - 0.2%
          Kroger Co. (The)..................      25,400       555,244
                                                         -------------

    -----------------------------------------------------------------------
    SECURITY                                                     VALUE
    DESCRIPTION                                     SHARES      (NOTE 2)
    -----------------------------------------------------------------------

    HEALTH CARE EQUIPMENT & SUPPLIES - 0.8%
    Applera Corp.................................      41,200 $   1,332,820
    Dade Behring Holdings, Inc...................       6,600       274,824
    Kinetic Concepts, Inc.*......................       1,000        44,150
    Medtronic, Inc...............................       7,945       372,779
                                                              -------------
                                                                  2,024,573
                                                              -------------
    HEALTH CARE PROVIDERS & SERVICES - 1.3%
    Aetna, Inc...................................      15,104       603,103
    Humana, Inc.*................................      14,726       790,786
    UnitedHealth Group, Inc......................      27,308     1,222,852
    WellPoint, Inc.*.............................      12,318       896,381
                                                              -------------
                                                                  3,513,122
                                                              -------------
    HOTELS, RESTAURANTS & LEISURE - 0.9%
    Darden Restaurants, Inc......................      22,357       880,866
    Hilton Hotels Corp...........................     125,000       164,688
    Marriott International, Inc. - Class A.......      21,650       825,298
    McDonald's Corp..............................      12,252       411,667
                                                              -------------
                                                                  2,282,519
                                                              -------------
    HOUSEHOLD PRODUCTS - 0.6%
    Colgate-Palmolive Co.........................       3,285       196,772
    Kimberly-Clark Corp..........................       3,064       189,049
    Procter & Gamble Co. (The)...................      20,969     1,165,876
                                                              -------------
                                                                  1,551,697
                                                              -------------
    INDUSTRIAL - DIVERSIFIED - 1.1%
    3M Co........................................       4,900       395,773
    General Electric Co..........................      66,280     2,184,589
    Tyco International, Ltd......................      13,063       359,232
                                                              -------------
                                                                  2,939,594
                                                              -------------
    INSURANCE - 2.5%
    AFLAC, Inc...................................       3,469       160,788
    Allstate Corp. (The).........................       4,159       227,622
    American International Group, Inc............      25,985     1,534,414
    Assurant, Inc.(a)............................      14,600       706,640
    Chubb Corp. (The)............................      15,715       784,179
    CIGNA Corp...................................       7,562       744,933
    Hartford Financial Services Group, Inc.......       4,915       415,809
    Lincoln National Corp........................      22,217     1,253,927
    Loews Corp...................................      23,500       833,075
                                                              -------------
                                                                  6,661,387
                                                              -------------
    INTERNET SOFTWARE & SERVICES - 0.5%
    eBay, Inc.*..................................       9,372       274,506
    Google, Inc. - Class A*......................       1,400       587,062
    Sohu.com, Inc.*..............................       4,500       116,055
    Yahoo!, Inc.*................................       9,355       308,715
                                                              -------------
                                                                  1,286,338
                                                              -------------
    IT CONSULTING & SERVICES - 0.1%
    Affiliated Computer Services, Inc. - Class A*       2,700       139,347
                                                              -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


        ----------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                              SHARES      (NOTE 2)
        ----------------------------------------------------------------

        MACHINERY - 0.7%
        Caterpillar, Inc......................       2,700 $     201,096
        Ingersoll-Rand Co., Ltd. - Class A....      27,216     1,164,300
        JLG Industries, Inc...................       4,300        96,750
        Parker Hannifin Corp..................       3,300       256,080
                                                           -------------
                                                               1,718,226
                                                           -------------
        MEDIA - 1.0%
        Comcast Corp. - Class A*..............       8,766       286,999
        News Corp. - Class A..................      39,975       766,720
        Time Warner, Inc......................      65,573     1,134,413
        Viacom, Inc. - Class B*...............       4,164       149,238
        Walt Disney Co. (The).................      12,456       373,680
                                                           -------------
                                                               2,711,050
                                                           -------------
        METALS & MINING - 0.8%
        Nucor Corp............................      23,566     1,278,456
        Phelps Dodge Corp.....................      11,126       914,112
                                                           -------------
                                                               2,192,568
                                                           -------------
        OIL & GAS - 8.5%
        Anadarko Petroleum Corp...............       9,138       435,791
        BJ Services Co........................      22,800       849,528
        Chevron Corp..........................      47,564     2,951,822
        ConocoPhillips........................      36,529     2,393,745
        Devon Energy Corp.....................       9,803       592,199
        EnCana Corp...........................       2,900       152,656
        ENSCO International, Inc..............       6,900       317,538
        EOG Resources, Inc....................       8,000       554,720
        Exxon Mobil Corp......................     106,165     6,513,223
        Halliburton Co........................      10,527       781,209
        Marathon Oil Corp.....................      10,410       867,153
        MDU Resources Group, Inc..............      16,600       607,726
        Nabors Industries, Ltd.*(a)...........      31,100     1,050,869
        Occidental Petroleum Corp.............      10,847     1,112,360
        Petro-Canada..........................       9,100       431,431
        Sunoco, Inc...........................       4,702       325,802
        Talisman Energy, Inc..................      63,100     1,102,988
        Transocean, Inc.*.....................       6,471       519,751
        Valero Energy Corp....................      11,220       746,354
        XTO Energy, Inc.......................       5,500       243,485
                                                           -------------
                                                              22,550,350
                                                           -------------
        PERSONAL PRODUCTS - 0.1%
        Alberto-Culver Co.....................       2,300       112,056
        Estee Lauder Companies, Inc. - Class A       3,400       131,478
                                                           -------------
                                                                 243,534
                                                           -------------
        PHARMACEUTICALS - 3.1%
        Abbott Laboratories...................      10,382       452,759
        Biovail Corp..........................      14,500       339,445
        Bristol-Myers Squibb Co...............      12,591       325,603
        Eli Lilly & Co........................       7,379       407,837
        Forest Laboratories, Inc.*............      20,500       793,145

       ------------------------------------------------------------------
       SECURITY                                                VALUE
       DESCRIPTION                                SHARES      (NOTE 2)
       ------------------------------------------------------------------

       PHARMACEUTICALS - CONTINUED
       Johnson & Johnson.......................      19,625 $   1,175,930
       King Pharmaceuticals, Inc.*.............      24,400       414,800
       Merck & Co., Inc........................      31,246     1,138,292
       Mylan Laboratories, Inc.................      29,700       594,000
       Oscient Pharmaceuticals Corp.*..........      13,000        11,180
       Pfizer, Inc.............................      76,943     1,805,852
       Schering-Plough Corp....................      20,747       394,816
       Wyeth...................................       8,756       388,854
                                                            -------------
                                                                8,242,513
                                                            -------------
       REAL ESTATE - 1.0%
       Hospitality Properties Trust (REIT).....       6,900       303,048
       Host Hotels & Resorts, Inc. (REIT)......      18,100       395,847
       iStar Financial, Inc. (REIT)............      33,600     1,268,400
       Jones Lang LaSalle, Inc.................       6,800       595,340
                                                            -------------
                                                                2,562,635
                                                            -------------
       RETAIL - MULTILINE - 1.9%
       Costco Wholesale Corp...................       3,122       178,360
       CVS Corp................................      19,686       604,360
       J.C. Penney Co., Inc....................      23,700     1,599,987
       Target Corp.............................      17,564       858,353
       Wal-Mart Stores, Inc....................      37,795     1,820,585
                                                            -------------
                                                                5,061,645
                                                            -------------
       RETAIL - SPECIALTY - 1.4%
       American Eagle Outfitters, Inc..........       8,119       276,371
       Best Buy Co., Inc.......................       7,872       431,700
       Home Depot, Inc. (The)..................      36,856     1,319,076
       Lowe's Cos., Inc........................      15,525       941,902
       NIKE, Inc. - Class B....................       1,814       146,934
       Nordstrom, Inc..........................      14,500       529,250
       Staples, Inc............................       5,100       124,032
                                                            -------------
                                                                3,769,265
                                                            -------------
       ROAD & RAIL - 0.8%
       Burlington Northern Santa Fe Corp.......      10,413       825,230
       Canadian National Railway Co............       2,500       109,375
       CSX Corp................................      11,141       784,772
       Union Pacific Corp......................       3,700       343,952
                                                            -------------
                                                                2,063,329
                                                            -------------
       SEMICONDUCTOR EQUIPMENT & PRODUCTS - 2.3%
       Advanced Micro Devices, Inc.*...........      12,571       306,984
       Agere Systems, Inc.*....................      48,900       718,830
       Atmel Corp.*(a).........................      62,300       345,765
       Avnet, Inc.*............................      35,000       700,700
       Freescale Semiconductor, Inc. - Class B*      50,500     1,484,700
       Intel Corp..............................      37,217       705,262
       Lam Research Corp.*.....................      18,000       839,160
       Texas Instruments, Inc..................      28,884       874,896
                                                            -------------
                                                                5,976,297
                                                            -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


      --------------------------------------------------------------------
      SECURITY                                                  VALUE
      DESCRIPTION                                  SHARES      (NOTE 2)
      --------------------------------------------------------------------

      SOFTWARE - 1.2%
      BMC Software, Inc.*.......................      27,900 $     666,810
      Intuit, Inc.*.............................       1,400        84,546
      Microsoft Corp............................      67,607     1,575,243
      Oracle Corp.*.............................      33,966       492,167
      Sybase, Inc.*(a)..........................      15,821       306,928
                                                             -------------
                                                                 3,125,694
                                                             -------------

      TELECOMMUNICATION SERVICES - DIVERSIFIED - 3.2%
      Amdocs, Ltd.*.............................      13,700       501,420
      AT&T, Inc.................................      81,605     2,275,964
      BCE, Inc..................................       8,500       201,025
      BellSouth Corp............................      22,799       825,324
      Citizens Communications Co................      74,300       969,615
      Corning, Inc.*............................      16,237       392,773
      Harris Corp...............................      13,300       552,083
      Sprint Nextel Corp........................      39,958       798,760
      Verizon Communications, Inc...............      55,476     1,857,891
                                                             -------------
                                                                 8,374,855
                                                             -------------

      TELECOMMUNICATION SERVICES - WIRELESS - 0.1%
      NII Holdings, Inc.*.......................       6,800       383,384
                                                             -------------
      TOBACCO - 0.6%
      Altria Group, Inc.........................      23,172     1,701,520
                                                             -------------
      TRANSPORTATION - 0.4%
      Laidlaw International, Inc................      37,200       937,440
                                                             -------------
      Total Common Stocks
      (Cost $135,653,937)                                      154,535,644
                                                             -------------

      CONVERTIBLE PREFERRED STOCKS - 0.6%
      BANKS - 0.1%
      Sovereign Capital Trust IV 4.375%,
        due 03/01/34............................       5,200       236,600
                                                             -------------
      COMMERCIAL SERVICES & SUPPLIES - 0.1%
      United Rentals Trust I 6.500%,
        due 08/01/28............................       6,800       323,000
                                                             -------------
      ELECTRIC UTILITIES - 0.1%
      NRG Energy, Inc. 4.000%...................         125       163,484
                                                             -------------
      FINANCE - DIVERSIFIED - 0.0%
      Doral Financial Corp. 4.750%..............       1,000       124,125
                                                             -------------
      MEDIA - 0.1%
      Interpublic Group of Cos., Inc. - Series B
        5.250% (144A)(c)........................         225       190,688
                                                             -------------
      PHARMACEUTICALS - 0.1%
      Omnicare, Inc., Series B 4.000%,
        due 06/15/33............................       5,200       327,912
                                                             -------------
      REAL ESTATE - 0.1%
      Simon Property Group, Inc. 6.000%.........       2,400       164,400
                                                             -------------
      Total Convertible Preferred Stocks
      (Cost $1,574,230)                                          1,530,209
                                                             -------------

     ---------------------------------------------------------------------
     SECURITY                                      PAR          VALUE
     DESCRIPTION                                  AMOUNT       (NOTE 2)
     ---------------------------------------------------------------------

     SHORT-TERM INVESTMENTS - 21.8%
     State Street Bank & Trust Co. Repurchase
       Agreement dated 06/30/06 at 1.50% to
       be repurchased at $780,098 on
       07/03/06 collateralized by $620,000
       U.S. Treasury Bond at 8.125% due
       05/15/21 with a value of $798,638...... $    780,000 $     780,000
     State Street Bank & Trust Co. Repurchase
       Agreement dated 06/30/06 at 2.55% to
       be repurchased at $4,531,963 on
       07/03/06 collateralized by $4,625,000
       FHLMC at 5.375% due 05/22/08 with a
       value of $4,625,000....................    4,531,000     4,531,000
     State Street Navigator Securities Lending
       Prime Portfolio(g).....................   52,124,610    52,124,610
                                                            -------------
     Total Short-Term Investments
     (Cost $57,435,610)                                        57,435,610
                                                            -------------

     TOTAL INVESTMENTS - 123.3%
     (Cost $307,386,863)                                      325,129,413

     Other Assets and Liabilities (net) - (23.3)%             (61,365,510)
                                                            -------------

     TOTAL NET ASSETS - 100.0%                              $ 263,763,903
                                                            =============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Variable or floating rate security. The stated rate represents the rate at June 30, 2006.

(c) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be illiquid by the Portfolio's adviser.

(d) Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(e) Zero coupon bond - Interest rate represents current yield to maturity.

(f) Security is a "step-down" bond where coupon decreases or steps down at a predetermined date. Rates shown are current coupon and next coupon rate when security steps down.

(g) Represents investment of collateral received from securities lending transactions

ADR - American International Guaranty

FHLMC - Federal Home Loan Mortgage Corporation

REIT - Real Estate Investment Trust

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LEGG MASON VALUE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

         --------------------------------------------------------------
         SECURITY                                            VALUE
         DESCRIPTION                             SHARES     (NOTE 2)
         --------------------------------------------------------------

         COMMON STOCKS - 98.1%
         BUILDING PRODUCTS - 1.0%
         Masco Corp...........................    170,200 $   5,044,728
         Ryland Group, Inc. (The).............     89,000     3,877,730
                                                          -------------
                                                              8,922,458
                                                          -------------
         COMMERCIAL SERVICES & SUPPLIES - 6.5%
         Cisco Systems, Inc.*.................    544,500    10,634,085
         Expedia, Inc.*.......................    875,800    13,110,726
         Waste Management, Inc................    433,000    15,536,040
         WPP Group Plc........................  1,478,700    17,870,811
                                                          -------------
                                                             57,151,662
                                                          -------------
         COMPUTERS & PERIPHERALS - 5.7%
         Dell, Inc.*..........................    581,800    14,201,738
         Hewlett-Packard Co...................    388,300    12,301,344
         International Business Machines Corp.    135,800    10,432,156
         Seagate Technology*..................    560,300    12,685,192
                                                          -------------
                                                             49,620,430
                                                          -------------
         ELECTRIC UTILITIES - 5.0%
         AES Corp.*...........................  2,368,000    43,689,600
                                                          -------------
         FINANCIAL - DIVERSIFIED - 11.8%
         Capital One Financial Corp...........    202,825    17,331,396
         Citigroup, Inc.......................    480,100    23,160,024
         Countrywide Financial Corp...........    688,800    26,229,504
         JPMorgan Chase & Co..................    864,600    36,313,200
                                                          -------------
                                                            103,034,124
                                                          -------------
         HEALTH CARE PROVIDERS & SERVICES - 10.5%
         Aetna, Inc...........................    623,400    24,892,362
         Health Net, Inc.*....................    452,600    20,443,942
         McKesson Corp........................    197,700     9,347,256
         UnitedHealth Group, Inc..............    821,700    36,795,726
                                                          -------------
                                                             91,479,286
                                                          -------------
         HOMEBUILDERS - 3.4%
         Beazer Homes USA, Inc................     92,150     4,226,920
         Centex Corp..........................    250,350    12,592,605
         Pulte Homes, Inc.....................    459,400    13,226,126
                                                          -------------
                                                             30,045,651
                                                          -------------
         INDUSTRIAL - DIVERSIFIED - 5.8%
         General Electric Co..................    160,900     5,303,264
         Tyco International, Ltd..............  1,655,000    45,512,500
                                                          -------------
                                                             50,815,764
                                                          -------------
         INSURANCE - 3.4%
         American International Group, Inc....     90,250     5,329,263
         MGIC Investment Corp.................    106,000     6,890,000
         St. Paul Travelers Cos., Inc. (The)..    386,500    17,230,170
                                                          -------------
                                                             29,449,433
                                                          -------------

          ------------------------------------------------------------
          SECURITY                                          VALUE
          DESCRIPTION                           SHARES     (NOTE 2)
          ------------------------------------------------------------

          INTERNET SOFTWARE & SERVICES - 17.0%
          Amazon.com, Inc.*..................  1,069,900 $  41,383,732
          eBay, Inc.*........................    708,400    20,749,036
          Google, Inc. - Class A*............     92,100    38,620,293
          IAC/InterActiveCorp.*..............    828,300    21,941,667
          Symantec Corp.*....................     88,000     1,367,520
          Yahoo!, Inc.*......................    753,200    24,855,600
                                                         -------------
                                                           148,917,848
                                                         -------------
          LEISURE EQUIPMENT & PRODUCTS - 2.9%
          Eastman Kodak Co...................  1,052,500    25,028,450
                                                         -------------
          MEDIA - 4.7%
          DIRECTV Group, Inc. (The)*.........  1,319,000    21,763,500
          Time Warner, Inc...................  1,101,900    19,062,870
                                                         -------------
                                                            40,826,370
                                                         -------------
          PHARMACEUTICALS - 1.5%
          Pfizer, Inc........................    554,300    13,009,421
                                                         -------------
          RETAIL - SPECIALTY - 5.8%
          Home Depot, Inc. (The).............    457,100    16,359,609
          Sears Holdings Corp.*..............    225,200    34,869,968
                                                         -------------
                                                            51,229,577
                                                         -------------
          SOFTWARE - 2.1%
          CA, Inc............................    271,950     5,588,573
          Electronic Arts, Inc.*.............    302,100    13,002,384
                                                         -------------
                                                            18,590,957
                                                         -------------
          TELECOMMUNICATION SERVICES - DIVERSIFIED - 11.0%
          Embarq Corp.*......................    122,610     5,025,784
          Qwest Communications International,
            Inc.*............................  5,102,100    41,275,989
          Sprint Nextel Corp.................  2,484,600    49,667,154
                                                         -------------
                                                            95,968,927
                                                         -------------
          Total Common Stocks
          (Cost $884,840,785)                              857,779,958
                                                         -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LEGG MASON VALUE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

    -----------------------------------------------------------------------
    SECURITY                                        PAR          VALUE
    DESCRIPTION                                    AMOUNT       (NOTE 2)
    -----------------------------------------------------------------------

    SHORT-TERM INVESTMENT - 2.0%
    State Street Bank & Trust Co., Repurchase
      Agreement dated 06/30/06 at 3.400% to
      be repurchased at $37,692 on 07/03/06
      collateralized by $40,000 FHLB 4.375%
      due 09/17/10 with a value of
      $38,925.................................. $     37,681 $      37,681
    State Street Bank & Trust Co., Repurchase
      Agreement dated 06/30/06 at 3.400% to
      be repurchased at $14,520,816 on
      07/03/06 collateralized by $15,410,000
      FNMA 3.250% due 02/15/09 with a value
      of $14,771,934...........................   14,516,703    14,516,703
    State Street Bank & Trust Co., Repurchase
      Agreement dated 06/30/06 at 3.400% to
      be repurchased at $2,883,433 on
      07/03/06 collateralized by $3,060,000
      FNMA 4.250% due 05/15/09 with a value
      of $2,978,720............................    2,882,616     2,882,616
                                                             -------------
    Total Short-Term Investments
    (Cost $17,437,000)                                          17,437,000
                                                             -------------

    TOTAL INVESTMENTS - 100.1%
    (Cost $902,277,785)                                        875,216,958

    Other Assets and Liabilities (net) - (0.1%)                 (1,190,651)
                                                             -------------

    TOTAL NET ASSETS - 100.0%                                $ 874,026,307
                                                             =============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

FHLB - Federal Home Loan Bank

FNMA - Federal National Mortgage Association

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LOOMIS SAYLES GLOBAL MARKETS PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


      -------------------------------------------------------------------
      SECURITY                                   PAR           VALUE
      DESCRIPTION                               AMOUNT        (NOTE 2)
      -------------------------------------------------------------------

      DOMESTIC BONDS & DEBT SECURITIES - 16.4%
      APPAREL & TEXTILES - 0.3%
      Kellwood Co. 7.625%, due
        10/15/17........................... $     1,250,000 $   1,132,615
                                                            -------------
      ASSET-BACKED SECURITIES - 0.4%
      Citibank Credit Card Issuance Trust
        5.375%, due 04/10/13...............         600,000       806,549
      MBNA Credit Card Master Note
        4.150%, due 04/19/10...............         665,000       851,931
                                                            -------------
                                                                1,658,480
                                                            -------------
      AUTO COMPONENTS - 0.2%
      Goodyear Tire & Rubber Co. 7.000%,
        due 03/15/28(a)....................         978,000       777,510
                                                            -------------
      CHEMICALS - 0.3%
      LPG International, Inc. 7.250%, due
        12/20/15...........................       1,465,000     1,355,125
                                                            -------------
      ELECTRIC - 0.2%
      Empresa Nacional de Electricidad S.A.
        8.350%, due 08/01/13...............         910,000       981,245
                                                            -------------
      ENERGY - 1.0%
      Tennessee Gas Pipeline Co. 7.000%,
        due 10/15/28.......................       4,400,000     4,096,048
                                                            -------------
      FINANCIAL - DIVERSIFIED - 1.3%
      BNP Paribas S.A. 7.732%, due
        06/13/11 (144A)(b)(c)..............   8,241,755,000       523,483
      Ford Motor Credit Co. 8.625%, due
        11/01/10(a)........................       2,000,000     1,870,834
      Goldman Sachs Co. 3.246%, due
        05/23/16...........................         650,000       825,231
      Morgan Stanley 5.375%, due
        11/14/13...........................         510,000       936,357
      SLM Corp. 6.500%, due 06/15/10.......       1,500,000       902,271
                                                            -------------
                                                                5,058,176
                                                            -------------
      FOOD & DRUG RETAILING - 1.2%
      Albertson's, Inc. 7.450%, due
        08/01/29...........................       5,470,000     4,725,659
                                                            -------------
      HEALTH CARE PROVIDERS & SERVICES - 1.1%
      HCA, Inc. 7.500%, due 11/06/33.......       4,750,000     4,365,174
                                                            -------------
      HOMEBUILDERS - 1.0%
      Desarrolladora Homex S.A. de C.V.
        7.500%, due 09/28/15...............         985,000       930,825
      K Hovnanian Enterprises, Inc.
        6.250%, due 01/15/16(a)............       1,000,000       867,500
      Pulte Homes, Inc.
       6.375%, due 05/15/33................         565,000       489,594
       6.000%, due 02/15/35(a).............       1,900,000     1,591,144
                                                            -------------
                                                                3,879,063
                                                            -------------

       ------------------------------------------------------------------
       SECURITY                                  PAR           VALUE
       DESCRIPTION                              AMOUNT        (NOTE 2)
       ------------------------------------------------------------------

       INDUSTRIAL - DIVERSIFIED - 0.7%
       Borden, Inc. 8.375%, due
         04/15/16.......................... $     3,000,000 $   2,692,500
                                                            -------------
       IRON/STEEL - 0.2%
       CSN Islands IX Corp. 10.500%, due
         01/15/15 (144A)(c)................         775,000       856,375
                                                            -------------
       MINING - 0.2%
       Vale Overseas, Ltd. 8.250%, due
         01/17/34..........................         850,000       921,187
                                                            -------------
       MULTI-NATIONAL - 0.0%
       Inter-American Development Bank
         1.900%, due 07/08/09..............      19,000,000       170,478
                                                            -------------
       OIL & GAS EXPLORATION & PRODUCTION - 0.6%
       Cerro Negro Finance Ltd. 7.900%, due
         12/01/20 (144A)(c)................         785,000       706,500
       Pemex Project Funding Master Trust
         5.750%, due 12/15/15(a)...........         900,000       830,025
       Petrozuata Finance, Inc. 8.220%, due
         04/01/17 (144A)(c)................         735,000       694,575
                                                            -------------
                                                                2,231,100
                                                            -------------
       PAPER & FOREST PRODUCTS - 1.1%
       Advance Agro Public Co. 11.000%,
         due 12/19/12 (144A)(c)............         825,000       831,187
       Georgia-Pacific Corp.
        8.000%, due 01/15/24...............         425,000       403,750
        7.375%, due 12/01/25...............         415,000       377,650
        7.750%, due 11/15/29...............       1,920,000     1,766,400
        8.875%, due 05/15/31...............       1,270,000     1,270,000
                                                            -------------
                                                                4,648,987
                                                            -------------
       SOFTWARE - 0.2%
       Hanarotelecom, Inc. 7.000%, due
         02/01/12 (144A)(c)................         965,000       913,155
                                                            -------------
       TELECOMMUNICATION SERVICES - DIVERSIFIED - 2.5%
       Excelcomindo Finance Co. BV 7.125%,
         due 01/18/13 (144A)(c)............         955,000       913,219
       GTE Corp. 6.940%, due 04/15/28......          55,000        53,732
       New England Telephone and
         Telegraph Co. 7.875%, due
         11/15/29..........................         415,000       429,686
       Northern Telecom Capital 7.875%,
         due 06/15/26......................         960,000       792,000
       Qwest Capital Funding, Inc. 6.500%,
         due 11/15/18......................         740,000       651,200
       Rogers Wireless, Inc. 7.625%, due
         12/15/11..........................         985,000       915,476
       Shaw Communications, Inc. 6.150%,
         due 05/09/16......................       1,070,000       904,807
       Telefonica Emisones SAU 6.421%, due
         06/20/16..........................         660,000       659,829
       Telestra Corp. Ltd. 6.250%, due
         11/15/13..........................       1,265,000       911,434

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LOOMIS SAYLES GLOBAL MARKETS PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


     ---------------------------------------------------------------------
     SECURITY                                     PAR           VALUE
     DESCRIPTION                                 AMOUNT        (NOTE 2)
     ---------------------------------------------------------------------

     TELECOMMUNICATION SERVICES - DIVERSIFIED - CONTINUED
     Verizon Communications 5.850%, due
       09/15/35(a).......................... $       390,000 $     340,375
     Verizon Maryland, Inc. 5.125%, due
       06/15/33.............................         130,000        99,364
     Verizon New York, Inc. - Series B
       7.375%, due 04/01/32(a)..............       3,400,000     3,361,206
                                                             -------------
                                                                10,032,328
                                                             -------------
     TRANSPORTATION - 0.2%
     Stena AB 7.500%, due 11/01/13..........         715,000       697,125
                                                             -------------
     U.S. GOVERNMENT & AGENCY OBLIGATIONS - 3.7%
     Federal Home Loan Mortgage Corp.
       5.125%, due 01/15/12.................       1,400,000     1,884,178
     Federal National Mortgage Assoc.
       1.750%, due 03/26/08.................     180,000,000     1,598,471
     U.S. Treasury Bond
      4.500%, due 02/15/16(a)...............       7,695,000     7,323,478
      5.375%, due 02/15/31(a)...............       4,185,000     4,258,568
                                                             -------------
                                                                15,064,695
                                                             -------------
     Total Domestic Bonds & Debt Securities
     (Cost $67,890,435)                                         66,257,025
                                                             -------------

     FOREIGN BONDS & DEBT SECURITIES - 13.1%
     ARGENTINA - 0.3%
     Argentina Bonos
      4.889%, due 08/03/12..................         540,000       447,390
      2.000%, due 09/30/14..................       2,820,000       873,320
                                                             -------------
                                                                 1,320,710
                                                             -------------
     BRAZIL - 0.2%
     Brazilian Government International
       Bond 8.250%, due 01/20/34............         665,000       699,912
                                                             -------------
     COLOMBIA - 0.6%
     Colombia Government International
       Bond
      11.750%, due 03/01/10.................     489,000,000       196,227
      12.000%, due 10/22/15.................   5,179,000,000     2,256,751
      8.125%, due 05/21/24..................         115,000       117,013
                                                             -------------
                                                                 2,569,991
                                                             -------------
     GERMANY - 2.1%
     Eurohypo AG Europaische
       Hypothekenbank der Deutschen
       Bank 4.000%, due 02/01/07............       1,470,000     1,885,766
     Hypothekenbank in Essen AG 5.250%,
       due 01/22/08.........................       1,440,000     1,884,912
     Kreditanstalt fuer Wiederaufbau 2.500%,
       due 10/11/10.........................       2,335,000     2,826,262
     Muenchener Hypothekenbank 5.000%,
       due 01/16/12.........................       1,405,000     1,880,869
                                                             -------------
                                                                 8,477,809
                                                             -------------

      ----------------------------------------------------------------------
      SECURITY                                   PAR           VALUE
      DESCRIPTION                               AMOUNT        (NOTE 2)
      ----------------------------------------------------------------------

      IRELAND - 1.9%
      Depfa ACS Bank
       0.750%, due 09/22/08................ $   420,000,000 $   3,660,443
       4.875%, due 05/21/19................         700,000       932,943
      Ireland Government Bond 4.600%, due
        04/18/16...........................       2,260,000     3,010,923
                                                            -------------
                                                                7,604,309
                                                            -------------
      JAPAN - 2.3%
      Japan Government Ten Year Bond
        1.000%, due 06/20/13...............     330,000,000     2,752,541
      Japan Government Two Year Bond
        0.200%, due 09/20/07...............     420,000,000     3,649,575
      Oesterreichische Kontrollbank AG
        1.800%, due 03/22/10...............     315,000,000     2,811,768
                                                            -------------
                                                                9,213,884
                                                            -------------
      MEXICO - 1.5%
      America Movil S.A. de C.V.
       5.500%, due 03/01/14................         755,000       699,466
       9.000%, due 01/15/16................       5,100,000       437,365
      Mexican Bonos 9.000%, due
        12/20/12...........................      26,500,000     2,371,890
      Mexico Government International Bond
       4.250%, due 06/16/15................       1,535,000     1,840,280
       6.750%, due 09/27/34................         880,000       858,000
                                                            -------------
                                                                6,207,001
                                                            -------------
      NORWAY - 0.4%
      Government of Norway 5.500%, due
        05/15/09...........................      11,000,000     1,839,356
                                                            -------------
      PERU - 0.4%
      Peru Government International Bond
        5.000%, due 03/07/17...............       1,726,600     1,644,586
                                                            -------------
      SINGAPORE - 1.4%
      Singapore Government Bond 4.625%,
        due 07/01/10.......................       8,445,000     5,588,595
                                                            -------------
      SOUTH AFRICA - 0.8%
      South Africa Government Bond
        13.000%, due 08/31/10..............       7,975,000     1,282,874
      South Africa Government International
        Bond 4.500%, due 04/05/16..........       1,520,000     1,820,821
                                                            -------------
                                                                3,103,695
                                                            -------------
      SWEDEN - 0.5%
      Kingdom of Sweden
        5.250%, due 03/15/11...............       6,460,000       950,358
      Sweden Government Bond
        6.500%, due 05/05/08...............       6,485,000       950,063
                                                            -------------
                                                                1,900,421
                                                            -------------
      TURKEY - 0.0%
      Turkey Government International Bond
        7.250%, due 03/15/15...............         110,000       103,813
                                                            -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LOOMIS SAYLES GLOBAL MARKETS PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


      -------------------------------------------------------------------
      SECURITY                                SHARES/PAR       VALUE
      DESCRIPTION                               AMOUNT        (NOTE 2)
      -------------------------------------------------------------------

      UNITED KINGDOM - 0.7%
      BSkyB Finance UK Plc 5.750%, due
        10/20/17........................... $       510,000 $     920,856
      Scottish Power UK Plc 6.625%, due
        01/14/10...........................         485,000       932,120
      United Kingdom Gilt
       6.250%, due 11/25/10................         285,000       557,459
       5.000%, due 03/07/25................         190,000       371,004
                                                            -------------
                                                                2,781,439
                                                            -------------
      Total Foreign Bonds & Debt Securities
      (Cost $54,437,223)                                       53,055,521
                                                            -------------

      CONVERTIBLE BONDS - 0.8%
      PHARMACEUTICALS - 0.5%
      Enzon Pharmaceuticals, Inc. 4.500%,
        due 07/01/08.......................       1,000,000       963,750
      Valeant Pharmaceuticals 3.000%, due
        08/16/10...........................       1,150,000     1,007,687
                                                            -------------
                                                                1,971,437
                                                            -------------
      TELECOMMUNICATION SERVICES - DIVERSIFIED - 0.3%
      Level 3 Communications, Inc.
       6.000%, due 09/15/09................         125,000       109,063
       2.875%, due 07/15/10................       1,310,000     1,192,100
                                                            -------------
                                                                1,301,163
                                                            -------------
      Total Convertible Bonds
      (Cost $3,266,641)                                         3,272,600
                                                            -------------

      COMMON STOCKS - 63.5%
      AEROSPACE & DEFENSE - 1.3%
      United Technologies Corp.............          82,825     5,252,761
                                                            -------------
      AUTOMOBILES - 2.1%
      Toyota Motor Corp....................          91,800     4,800,135
      Yamaha Motor Co., Ltd.(a)............         143,100     3,735,877
                                                            -------------
                                                                8,536,012
                                                            -------------
      BANKS - 6.5%
      Anglo Irish Bank Corp. Plc...........         379,710     5,885,100
      Bank of America Corp.................         130,550     6,279,455
      Mitsubishi UFJ Financial Group, Inc..             184     2,565,763
      Piraeus Bank S.A.....................         300,543     7,118,726
      UBS AG...............................          41,785     4,561,462
                                                            -------------
                                                               26,410,506
                                                            -------------
      BEVERAGES - 2.2%
      Hansen Natural Corp.*(a).............          15,625     2,974,531
      Heineken N.V.........................         137,450     5,817,886
                                                            -------------
                                                                8,792,417
                                                            -------------
      BIOTECHNOLOGY - 1.1%
      Gilead Sciences, Inc.*...............          72,460     4,286,734
                                                            -------------

      -------------------------------------------------------------------
      SECURITY                                                 VALUE
      DESCRIPTION                                SHARES       (NOTE 2)
      -------------------------------------------------------------------

      COMMERCIAL SERVICES & SUPPLIES - 2.4%
      Capita Group Plc......................        678,860 $   5,784,184
      Randstad Holdings N.V.................         66,500     3,897,122
                                                            -------------
                                                                9,681,306
                                                            -------------
      COMMUNICATIONS EQUIPMENT & SERVICES - 1.0%
      Cisco Systems, Inc.*..................        198,410     3,874,947
                                                            -------------
      COMPUTERS & PERIPHERALS - 3.2%
      Apple Computer, Inc.*.................         82,970     4,739,246
      Hewlett-Packard Co....................        191,255     6,058,958
      SanDisk Corp.*........................         43,420     2,213,552
                                                            -------------
                                                               13,011,756
                                                            -------------
      ELECTRICAL EQUIPMENT & SERVICES - 2.6%
      ABB Ltd...............................        571,150     7,381,650
      Emerson Electric Co...................         35,705     2,992,436
                                                            -------------
                                                               10,374,086
                                                            -------------
      ENERGY EQUIPMENT & SERVICES - 1.2%
      Tenaris S.A. (ADR)....................        115,000     4,656,350
                                                            -------------
      FINANCIAL - DIVERSIFIED - 7.3%
      Bank of China Ltd.*...................      8,551,000     3,880,813
      Chicago Merchantile Exchange Holdings,
        Inc.................................         10,970     5,387,915
      Goldman Sachs Group, Inc. (The).......         43,275     6,509,858
      Lehman Brothers Holdings, Inc.........         52,845     3,442,852
      Man Group Plc.........................         85,350     4,098,657
      ORIX Corp.............................         10,970     2,675,097
      Shinhan Financial Group Co., Ltd......         75,760     3,571,766
                                                            -------------
                                                               29,566,958
                                                            -------------
      HOTELS, RESTAURANTS & LEISURE - 0.7%
      McDonald's Corp.......................         88,475     2,972,760
                                                            -------------
      HOUSEHOLD DURABLES - 0.7%
      Samsung Electronics Co., Ltd..........          4,225     2,696,303
                                                            -------------
      HOUSEHOLD PRODUCTS - 1.6%
      Procter & Gamble Co. (The)............        117,900     6,555,240
                                                            -------------
      INDUSTRIAL - DIVERSIFIED - 1.2%
      General Electric Co...................        145,375     4,791,560
                                                            -------------
      INTERNET SOFTWARE & SERVICES - 2.7%
      Google, Inc. - Class A*...............         17,215     7,218,766
      Monster Worldwide, Inc.*..............         90,255     3,850,278
                                                            -------------
                                                               11,069,044
                                                            -------------
      MACHINERY - 1.9%
      Caterpillar, Inc......................         37,360     2,782,573
      Komatsu Ltd...........................        237,000     4,745,267
                                                            -------------
                                                                7,527,840
                                                            -------------
      MEDIA - 2.8%
      Comcast Corp. - Class A*..............        171,025     5,599,359
      News Corp. - Class B(a)...............        279,395     5,638,191
                                                            -------------
                                                               11,237,550
                                                            -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LOOMIS SAYLES GLOBAL MARKETS PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


        ---------------------------------------------------------------
        SECURITY                                             VALUE
        DESCRIPTION                            SHARES       (NOTE 2)
        ---------------------------------------------------------------

        METALS & MINING - 1.3%
        BHP Billiton Plc..................        273,475 $   5,352,082
                                                          -------------
        OIL & GAS - 3.1%
        Exxon Mobil Corp..................         57,025     3,498,484
        GlobalSantaFe Corp................         45,880     2,649,570
        Ultra Petroleum Corp.*............         48,645     2,883,189
        XTO Energy, Inc...................         77,455     3,428,933
                                                          -------------
                                                             12,460,176
                                                          -------------
        PHARMACEUTICALS - 3.8%
        Genentech, Inc.*..................         38,215     3,125,987
        Johnson & Johnson.................         74,875     4,486,510
        Roche Holdings AG.................         47,570     7,841,521
                                                          -------------
                                                             15,454,018
                                                          -------------
        REAL ESTATE - 1.7%
        CB Richard Ellis Group, Inc. -
          Class A*........................        155,850     3,880,665
        Sumitomo Realty & Development
          Co. Ltd.........................        114,000     2,822,895
                                                          -------------
                                                              6,703,560
                                                          -------------
        RETAIL - MULTILINE - 2.5%
        Marks & Spencer Group Plc.........        472,255     5,119,720
        Wal-Mart Stores, Inc..............        104,225     5,020,518
                                                          -------------
                                                             10,140,238
                                                          -------------
        RETAIL - SPECIALTY - 0.7%
        Starbucks Corp.*..................         76,730     2,897,325
                                                          -------------
        ROAD & RAIL - 0.9%
        Burlington Northern Santa Fe Corp.         48,055     3,808,359
                                                          -------------
        TELECOMMUNICATION SERVICES - DIVERSIFIED - 1.7%
        BellSouth Corp....................        124,850     4,519,570
        Corning, Inc.*....................        100,100     2,421,419
                                                          -------------
                                                              6,940,989
                                                          -------------
        TELECOMMUNICATION SERVICES - WIRELESS - 3.9%
        America Movil S.A. de C.V.........      4,520,200     7,588,663
        China Mobile (Hong Kong), Ltd.....        762,500     4,361,807
        QUALCOMM, Inc.....................         92,565     3,709,080
                                                          -------------
                                                             15,659,550
                                                          -------------
        TEXTILES, APPAREL & LUXURY GOODS - 1.4%
        Puma AG Rudolf Dassler Sport......         15,050     5,834,018
                                                          -------------
        Total Common Stocks
        (Cost $271,908,644)                                 256,544,445
                                                          -------------

        ----------------------------------------------------------------
        SECURITY                               PAR            VALUE
        DESCRIPTION                           AMOUNT         (NOTE 2)
        ----------------------------------------------------------------

        SHORT-TERM INVESTMENTS - 14.1%
        State Street Bank & Trust Co.,
          Repurchase Agreement dated
          06/30/06 at 3.400% to be
          repurchased at $220,650 on
          07/03/06 collateralized by
          $225,000 FHLMC, due 06/27/11
          with a value of $225,000....... $       220,588 $     220,588
        State Street Bank & Trust Co.,
          Repurchase Agreement dated
          06/30/06 at 3.400% to be
          repurchased at $26,318,867 on
          07/03/06 collateralized by
          $26,150,000 FNMA 6.000% due
          05/15/11 with a value of
          $26,840,517....................      26,311,412    26,311,412
        State Street Navigator Securities
          Lending Prime Portfolio(d).....      30,571,869    30,571,869
                                                          -------------
        Total Short-Term Investments
        (Cost $57,103,869)                                   57,103,869
                                                          -------------

        TOTAL INVESTMENTS - 107.9%
        (Cost $454,606,812)                                 436,233,460

        Other Assets and Liabilities (net) - (7.9%)         (31,979,720)
                                                          -------------

        TOTAL NET ASSETS - 100.0%                         $ 404,253,740
                                                          =============

PORTFOLIO FOOTNOTES:

*  Non-income producing security.

(a) All or a portion of security out on loan.

(b) Zero coupon bond - Interest rate represents current yield to maturity.

(c) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under the guidelines established by the Board of Trustees.

(d) Represents investment of collateral received from securities lending transactions.

FHLMC - Federal Home Loan Mortgage Corporation

FNMA - Federal National Mortgage Association

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT AMERICA'S VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


       -----------------------------------------------------------------
       SECURITY                                    PAR        VALUE
       DESCRIPTION                                AMOUNT     (NOTE 2)
       -----------------------------------------------------------------

       DOMESTIC BONDS & DEBT SECURITIES - 21.7%
       AEROSPACE & DEFENSE - 0.1%
       DRS Technologies, Inc. 7.625%, due
         02/01/18.............................. $  100,000 $     100,000
                                                           -------------
       AUTO COMPONENTS - 0.4%
       Cooper Standard Automotive, Inc. 8.375%,
         due 12/15/14..........................    100,000        79,375
       Hertz Corp. 8.875%, due 01/01/14
         (144A)(a).............................    150,000       154,500
       Stanadyne Corp. Series 1 10.000%, due
         08/15/14..............................     75,000        70,500
                                                           -------------
                                                                 304,375
                                                           -------------
       BUSINESS SERVICES - 0.3%
       RH Donnelley Corp. 8.875%, due
         01/15/16 (144A)(a)....................    225,000       228,094
                                                           -------------
       CHEMICALS - 0.6%
       Crompton Corp. 9.875%, due 08/01/12.....    125,000       141,250
       Equistar Chemicals LP 7.550%, due
         02/15/26..............................    200,000       195,000
       Ineos Group Holdings Plc 8.500%, due
         02/15/16 (144A)(a)....................    150,000       141,187
                                                           -------------
                                                                 477,437
                                                           -------------

       CONTAINERS & PACKAGING - 0.4%
       Crown Cork & Seal, Inc. 7.375%, due
         12/15/26..............................    150,000       132,375
       Stone Container Finance Co. 7.375%, due
         07/15/14..............................    200,000       178,000
                                                           -------------
                                                                 310,375
                                                           -------------

       ELECTRIC - 0.3%
       Mirant Americas General LLC 9.125%, due
         05/01/31..............................    250,000       243,750
                                                           -------------
       ELECTRIC UTILITIES - 0.5%
       Edison Mission Energy 7.750%, due
         06/15/16 (144A)(a)....................    150,000       148,125
       Reliant Energy, Inc. 9.500%, due
         07/15/13..............................    300,000       303,000
                                                           -------------
                                                                 451,125
                                                           -------------
       ENERGY EQUIPMENT & SERVICES - 0.2%
       Hornbeck Offshore Services, Inc. 6.125%,
         due 12/01/14..........................    150,000       139,875
                                                           -------------
       ENTERTAINMENT & LEISURE - 0.1%
       AMC Entertainment, Inc. 11.000%, due
         02/01/16..............................     75,000        80,625
                                                           -------------
       FINANCIAL - DIVERSIFIED - 1.4%
       Ford Motor Credit Co. 7.375%, due
         10/28/09..............................    300,000       277,558

       -----------------------------------------------------------------
       SECURITY                                    PAR        VALUE
       DESCRIPTION                                AMOUNT     (NOTE 2)
       -----------------------------------------------------------------

       FINANCIAL - DIVERSIFIED - CONTINUED
       General Motors Acceptance Corp. 7.250%,
         due 03/02/11.......................... $  650,000 $     630,790
       Hughes Network Systems/HNS Finance
         Corp. 9.500%, due 04/15/14
         (144A)(a).............................    250,000       246,250
                                                           -------------
                                                               1,154,598
                                                           -------------
       FOOD RETAILERS - 0.4%
       Stater Brothers Holdings, Inc. 8.125%,
         due 06/15/12..........................    300,000       297,750
                                                           -------------
       HEALTH CARE PROVIDERS & SERVICES - 0.4%
       DaVita, Inc. 7.250%, due 03/15/15.......    125,000       120,625
       Tenet Healthcare Corp. 9.500%, due
         02/01/15 (144A) (a)...................    250,000       246,250
                                                           -------------
                                                                 366,875
                                                           -------------
       HOTELS, RESTAURANTS & LEISURE - 0.5%
       Gaylord Entertainment Co. 8.000%, due
         11/15/13..............................    175,000       175,656
       Landry's Restaurants, Inc. 7.500%, due
         12/15/14..............................    200,000       184,500
       River Rock Entertainment Authority
         9.750%, due 11/01/11..................     50,000        52,875
                                                           -------------
                                                                 413,031
                                                           -------------
       HOUSEHOLD PRODUCTS - 0.1%
       Spectrum Brands, Inc. 8.500%, due
         10/01/13..............................    125,000       107,500
                                                           -------------
       INDUSTRIAL - DIVERSIFIED - 0.3%
       Park Ohio Industries, Inc. 8.375%, due
         11/15/14..............................    250,000       221,250
                                                           -------------
       INDUSTRIAL CONGLOMERATES - 0.3%
       Allied Waste North America, Inc. 6.125%,
         due 02/15/14..........................    300,000       271,500
                                                           -------------
       MEDIA - 0.5%
       Mediacom Broadband LLC 8.500%, due
         10/15/15..............................    300,000       289,500
       Mediacom LLC 9.500%, due 01/15/13.......    160,000       160,000
                                                           -------------
                                                                 449,500
                                                           -------------
       METALS & MINING - 0.4%
       Allegheny Ludlum Corp. 6.950%, due
         12/15/25..............................    120,000       123,000
       Novelis, Inc. 7.250%, due 02/15/15
         (144A) (a)............................    200,000       193,000
                                                           -------------
                                                                 316,000
                                                           -------------
       OFFICE FURNISHINGS & SUPPLIES - 0.2%
       ACCO Brands Corp. 7.625%, due
         08/15/15..............................    200,000       186,500
                                                           -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT AMERICA'S VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


       -----------------------------------------------------------------
       SECURITY                                    PAR        VALUE
       DESCRIPTION                                AMOUNT     (NOTE 2)
       -----------------------------------------------------------------

       OIL & GAS - 1.6%
       Colorado Interstate Gas Co. 6.800%, due
         11/15/15.............................. $  200,000 $     193,769
       Dynegy Holdings, Inc.
        6.875%, due 04/01/11...................    150,000       142,500
        8.375%, due 05/01/16 (144A)(a).........    125,000       123,750
       El Paso Corp. 7.000%, due 05/15/11......    350,000       346,938
       Foundation Pennsylvania Coal Co. 7.250%,
         due 08/01/14..........................    100,000        98,000
       Kerr-McGee Corp. 6.950%, due
         07/01/24..............................    100,000       101,019
       Williams Companies, Inc. 7.875%, due
         09/01/21..............................    300,000       306,000
                                                           -------------
                                                               1,311,976
                                                           -------------
       OIL & GAS EXPLORATION & PRODUCTION - 0.5%
       Chesapeake Energy Corp. 7.625%, due
         07/15/13..............................    250,000       252,813
       Houston Exploration Co. 7.000%, due
         06/15/13..............................    150,000       148,500
                                                           -------------
                                                                 401,313
                                                           -------------
       PAPER & FOREST PRODUCTS - 0.9%
       Abitibi-Consolidated, Inc. 8.550%, due
         08/01/10..............................    250,000       238,125
       Bowater, Inc. 6.500%, due 06/15/13......    225,000       196,875
       Buckeye Technologies, Inc. 8.000%, due
         10/15/10..............................    125,000       115,000
       Domtar, Inc. 7.875%, due 10/15/11.......    175,000       165,375
                                                           -------------
                                                                 715,375
                                                           -------------
       PHARMACEUTICALS - 0.5%
       Mylan Laboratories, Inc. 6.375%, due
         08/15/15..............................    200,000       192,000
       Warner Chilcott Corp. 8.750%, due
         02/01/15..............................    225,000       232,875
                                                           -------------
                                                                 424,875
                                                           -------------
       SOFTWARE - 0.2%
       Sungard Data Systems, Inc. 9.125%, due
         08/15/13 (144A)(a)....................    175,000       182,438
                                                           -------------
       TELECOMMUNICATION SERVICES - DIVERSIFIED - 2.1%
       Cincinnati Bell, Inc. 7.000%, due
         02/15/15..............................    800,000       758,000
       Intelsat Bermuda Ltd. 9.250%, due
         06/15/16 (144A)(a)....................    150,000       155,625
       Qwest Capital Funding, Inc. 7.900%, due
         08/15/10..............................    600,000       600,000
       Syniverse Technologies, Inc. 7.750%, due
         08/15/13..............................    250,000       244,375
                                                           -------------
                                                               1,758,000
                                                           -------------

       -----------------------------------------------------------------
       SECURITY                                    PAR        VALUE
       DESCRIPTION                                AMOUNT     (NOTE 2)
       -----------------------------------------------------------------

       TEXTILES, APPAREL & LUXURY GOODS - 0.4%
       Elizabeth Arden, Inc. 7.750%, due
         01/15/14.............................. $  200,000 $     197,500
       INVISTA, Inc. 9.250%, due 05/01/12
         (144A)(a).............................    100,000       105,500
                                                           -------------
                                                                 303,000
                                                           -------------
       U.S. GOVERNMENT & AGENCY OBLIGATIONS - 8.1%
       Federal Home Loan Mortgage Corp.
         5.750%, due 04/15/08..................  2,000,000     2,009,628
       Federal National Mortgage Assoc.
        6.000%, due 02/01/34-04/01/36..........  2,297,651     2,266,661
        5.500%, due 11/01/34...................    361,220       347,987
        6.500%, due 07/01/35...................    391,870       394,289
       U.S. Treasury Note 5.000%, due
         02/15/11..............................  1,700,000     1,696,348
                                                           -------------
                                                               6,714,913
                                                           -------------
       Total Domestic Bonds & Debt Securities
       (Cost $18,319,941)                                     17,932,050
                                                           -------------

       CONVERTIBLE BONDS - 4.0%
       AEROSPACE & DEFENSE - 0.3%
       EDO Corp. 4.000%, due 11/15/25..........    300,000       293,625
                                                           -------------
       COMPUTERS & PERIPHERALS - 0.4%
       Cadence Design Systems, Inc. 0.000%, due
         08/15/23+.............................    300,000       344,250
                                                           -------------
       ELECTRICAL EQUIPMENT & INSTRUMENTS - 0.2%
       LSI Logic Corp. 4.000%, due 05/15/10....    150,000       153,187
                                                           -------------
       HOTELS, RESTAURANTS & LEISURE - 0.3%
       Hilton Hotels Corp. 3.375%, due
         04/15/23..............................    200,000       263,500
                                                           -------------
       MACHINERY - 0.2%
       AGCO Corp 1.750%, due 12/31/33..........    125,000       163,750
                                                           -------------
       MEDIA - 0.1%
       Liberty Media Corp. 3.250%, due
         03/15/31..............................    125,000        95,313
                                                           -------------
       OIL & GAS - 0.9%
       Devon Energy Corp. 4.900%, due
         08/15/08..............................    300,000       365,625
       Hanover Compressor Co. 4.750%, due
         01/15/14..............................    250,000       357,500
                                                           -------------
                                                                 723,125
                                                           -------------
       PHARMACEUTICALS - 0.6%
       CV Therapeutics, Inc. 3.250%, due
         08/16/13..............................    250,000       211,562
       MGI Pharma, Inc. 1.682%/0.00%, due
         03/02/24(b)...........................    400,000       270,000
                                                           -------------
                                                                 481,562
                                                           -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT AMERICA'S VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


       -----------------------------------------------------------------
       SECURITY                                 SHARES/PAR    VALUE
       DESCRIPTION                                AMOUNT     (NOTE 2)
       -----------------------------------------------------------------

       ROAD & RAIL - 0.5%
       CSX Corp. 0.508%, due 10/30/21+......... $  300,000 $     378,750
                                                           -------------
       TELECOMMUNICATION SERVICES - DIVERSIFIED - 0.5%
       Qwest Communications International, Inc.
         3.500%, due 11/15/25..................    275,000       418,000
                                                           -------------
       Total Convertible Bonds
       (Cost $3,005,531)                                       3,315,062
                                                           -------------

       COMMON STOCKS - 69.3%
       BANKS - 1.6%
       Bank of America Corp....................     17,000       817,700
       Royal Bank of Scotland Group Plc........     14,710       482,837
                                                           -------------
                                                               1,300,537
                                                           -------------
       BEVERAGES - 0.6%
       Coca-Cola Amatil, Ltd...................     91,132       479,642
                                                           -------------
       CHEMICALS - 7.3%
       Chemtura Corp...........................    105,800       988,172
       Dow Chemical Co.........................     32,700     1,276,281
       Eastman Chemical Co.....................     39,400     2,127,600
       Monsanto Co.............................     15,800     1,330,202
       Mosaic Co.*.............................     18,900       295,785
                                                           -------------
                                                               6,018,040
                                                           -------------
       COMMERCIAL SERVICES & SUPPLIES - 5.2%
       R. R. Donnelley & Sons Co...............     57,500     1,837,125
       The ServiceMaster Co....................    157,500     1,626,975
       Waste Management, Inc...................     24,500       879,060
                                                           -------------
                                                               4,343,160
                                                           -------------
       COMMUNICATIONS EQUIPMENT & SERVICES - 0.7%
       Avaya, Inc.*............................     54,221       619,204
                                                           -------------
       CONTAINERS & PACKAGING - 1.2%
       Ball Corp...............................     27,700     1,026,008
                                                           -------------
       ELECTRIC SERVICES - 2.2%
       Puget Energy, Inc.......................     83,600     1,795,728
                                                           -------------
       ELECTRIC UTILITIES - 2.9%
       Ameren Corp.............................     34,200     1,727,100
       Northeast Utilities.....................     31,500       651,105
                                                           -------------
                                                               2,378,205
                                                           -------------
       ELECTRICAL EQUIPMENT & SERVICES - 1.2%
       Hubbell, Inc. - Class B.................     20,100       957,765
                                                           -------------
       FINANCE - DIVERSIFIED - 0.2%
       Franklin Resources, Inc.................      2,340       203,135
                                                           -------------
       FOOD & DRUG RETAILING - 1.9%
       H.J. Heinz Co...........................     38,600     1,591,092
                                                           -------------
       FOOD PRODUCTS - 2.0%
       Kellogg Co..............................     34,000     1,646,620
                                                           -------------
       HOTELS, RESTAURANTS & LEISURE - 1.0%
       McDonald's Corp.........................     25,300       850,080
                                                           -------------

           -------------------------------------------------------------
           SECURITY                                           VALUE
           DESCRIPTION                           SHARES      (NOTE 2)
           -------------------------------------------------------------

           HOUSEHOLD DURABLES - 5.8%
           Newell Rubbermaid, Inc..............   69,000   $   1,782,270
           Snap-On, Inc........................   30,800       1,244,936
           Tupperware Corp.....................   89,000       1,752,410
                                                           -------------
                                                               4,779,616
                                                           -------------
           INSURANCE - 5.4%
           ACE, Ltd............................   24,700       1,249,573
           PartnerRe, Ltd......................   15,100         967,155
           SAFECO Corp.........................   17,500         986,125
           XL Capital, Ltd. - Class A..........   20,200       1,238,260
                                                           -------------
                                                               4,441,113
                                                           -------------
           MACHINERY - 1.1%
           Timken Co...........................   27,900         934,929
                                                           -------------
           MEDIA - 2.4%
           Clear Channel Communications, Inc...   64,100       1,983,895
                                                           -------------
           OIL & GAS - 8.3%
           Chevron Corp........................   29,600       1,836,976
           EOG Resources, Inc..................    8,000         554,720
           GlobalSantaFe Corp..................   20,200       1,166,550
           Halliburton Co......................   19,700       1,461,937
           NiSource, Inc.......................   85,300       1,862,952
                                                           -------------
                                                               6,883,135
                                                           -------------
           PAPER & FOREST PRODUCTS - 3.6%
           Bowater, Inc........................   53,800       1,223,950
           MeadWestvaco Corp...................   64,100       1,790,313
                                                           -------------
                                                               3,014,263
                                                           -------------
           PHARMACEUTICALS - 3.2%
           Bristol-Myers Squibb Co.............   76,700       1,983,462
           Mylan Laboratories, Inc.............   32,650         653,000
                                                           -------------
                                                               2,636,462
                                                           -------------
           RETAIL - MULTILINE - 1.0%
           Federated Department Stores, Inc....   22,470         822,402
                                                           -------------
           RETAIL - SPECIALTY - 2.5%
           Kesa Electricals Plc................   87,924         468,874
           OfficeMax, Inc......................   39,100       1,593,325
                                                           -------------
                                                               2,062,199
                                                           -------------
           TELECOMMUNICATION SERVICES - DIVERSIFIED - 6.5%
           AT&T, Inc...........................   77,100       2,150,319
           BellSouth Corp......................   26,500         959,300
           PanAmSat Holding Corp...............   64,600       1,613,708
           Verizon Communications, Inc.........   19,600         656,404
                                                           -------------
                                                               5,379,731
                                                           -------------
           TRADING COMPANIES & DISTRIBUTORS - 1.5%
           Genuine Parts Co....................   29,600       1,233,136
                                                           -------------
           Total Common Stocks
           (Cost $53,034,964)                                 57,380,097
                                                           -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT AMERICA'S VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


       -----------------------------------------------------------------
       SECURITY                                  SHARES/PAR    VALUE
       DESCRIPTION                                 AMOUNT     (NOTE 2)
       -----------------------------------------------------------------

       PREFERRED STOCKS - 2.2%
       ELECTRICAL EQUIPMENT & SERVICES - 0.4%
       CMS Energy Corp. 4.500%, due
         12/31/49...............................      5,000 $    355,000
                                                            ------------
       INSURANCE - 0.7%
       Chubb Corp. 7.000%, due 08/16/06.........      4,000      140,920
       Fortis Insurance N.V. 7.750%, due
         01/26/06 (144A)(a).....................        150      194,667
       XL Capital, Ltd. 6.500%, due 05/15/07....     12,000      250,440
                                                            ------------
                                                                 586,027
                                                            ------------
       MEDIA - 0.3%
       Interpublic Group of Cos., Inc. 5.375%,
         due 12/15/06...........................      6,000      192,000
                                                            ------------
       OIL & GAS - 0.8%
       El Paso Corp. 4.990%, due 12/31/49.......        500      646,313
                                                            ------------
       Total Preferred Stocks
       (Cost $1,659,984)                                       1,779,340
                                                            ------------

       SHORT-TERM INVESTMENT - 2.6%
       State Street Bank & Trust Co.,
         Repurchase Agreement dated 06/30/06
         at 2.550% to be repurchased at
         $2,144,456 on 07/03/06 collateralized
         by $2,250,000 FNMA 4.250% due
         05/15/09 with a value of $2,190,236
         (Cost $2,144,000)                       $2,144,000    2,144,000
                                                            ------------

       TOTAL INVESTMENTS - 99.8%
       (Cost $78,164,420)                                     82,550,549

       Other Assets and Liabilities (net) - 0.2%                 198,076
                                                            ------------

       TOTAL NET ASSETS - 100.0%                            $ 82,748,625
                                                            ============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

+ Zero coupon bond - Interest rate represents current yield to maturity.

(a) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under the guidelines established by the Board of Trustees.

(b) Security is a "step-down" bond where the coupon decreases or steps down at a predetermined date. Rates shown are current coupon and next coupon rate when a security steps down.

FNMA - Federal National Mortgage Association

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

      -------------------------------------------------------------------
      SECURITY                                  PAR           VALUE
      DESCRIPTION                              AMOUNT        (NOTE 2)
      -------------------------------------------------------------------

      DOMESTIC BONDS & DEBT SECURITIES - 70.4%
      AEROSPACE & DEFENSE - 1.2%
      Armor Holdings, Inc. 8.250%, due
        08/15/13(a)........................ $   2,000,000 $     2,080,000
      DRS Technologies, Inc.
       7.625%, due 02/01/18................       525,000         525,000
       6.875%, due 11/01/13................     6,000,000       5,805,000
      Esterline Technologies Corp. 7.750%,
        due 06/15/13.......................     3,000,000       3,052,500
      L-3 Communications Corp.
       6.125%, due 01/15/14................     6,000,000       5,730,000
       6.375%, due 10/15/15................     2,725,000       2,616,000
                                                          ---------------
                                                               19,808,500
                                                          ---------------
      APPAREL & TEXTILES - 0.4%
      Quiksilver, Inc. 6.875%, due
        04/15/15(a)........................     6,500,000       6,077,500
                                                          ---------------
      AUTO COMPONENTS - 1.5%
      Accuride Corp. 8.500%, due
        02/01/15...........................     1,500,000       1,447,500
      Cooper Standard Automotive, Inc.
        8.375%, due 12/15/14(a)............     4,000,000       3,175,000
      Cummins, Inc. 9.500%, due
        12/01/10...........................     2,500,000       2,646,060
      Hertz Corp. 8.875%, due 01/01/14
        (144A)(b)..........................     6,000,000       6,180,000
      Stanadyne Corp. Series 1 10.000%, due
        08/15/14...........................     2,000,000       1,880,000
      Stanadyne Holdings, Inc. 0.000%/
        12.000%, due 02/15/15(c)...........     2,750,000       1,388,750
      Tenneco Automotive, Inc. 8.625%, due
        11/15/14(a)........................     3,375,000       3,383,437
      United Rentals North America, Inc.
        7.750%, due 11/15/13(a)............     5,500,000       5,252,500
                                                          ---------------
                                                               25,353,247
                                                          ---------------
      AUTOMOBILES - 0.9%
      General Motors Corp. 7.200%, due
        01/15/11(a)........................     9,060,000       8,063,400
      Williams Scotsman, Inc. 8.500%, due
        10/01/15...........................     7,500,000       7,443,750
                                                          ---------------
                                                               15,507,150
                                                          ---------------
      AUTOMOTIVE LOANS - 0.3%
      Ford Motor Credit Co. 7.250%, due
        10/25/11...........................     3,000,000       2,664,039
      General Motors Acceptance Corp.
        6.750%, due 12/01/14(a)............     2,350,000       2,186,127
                                                          ---------------
                                                                4,850,166
                                                          ---------------
      BUILDING MATERIALS - 0.1%
      Interline Brands, Inc. 8.125%, due
        06/15/14...........................     1,800,000       1,795,500
                                                          ---------------

      --------------------------------------------------------------------
      SECURITY                                   PAR           VALUE
      DESCRIPTION                               AMOUNT        (NOTE 2)
      --------------------------------------------------------------------

      BUILDING PRODUCTS - 0.3%
      Ainsworth Lumber Co., Ltd. 7.250%,
        due 10/01/12........................ $   6,500,000 $     5,362,500
                                                           ---------------
      BUSINESS SERVICES - 0.4%
      Affinion Group, Inc. 11.500%, due
        10/15/15 (144A)(b)..................     1,700,000       1,674,500
      RH Donnelley Corp. 8.875%, due
        01/15/16 (144A)(b)..................     5,475,000       5,550,281
                                                           ---------------
                                                                 7,224,781
                                                           ---------------
      CHEMICALS - 3.1%
      Crompton Corp. 9.875%, due
        08/01/12(a).........................     5,000,000       5,650,000
      Equistar Chemicals LP 7.550%, due
        02/15/26............................     7,615,000       7,424,625
      Hercules, Inc. 6.750%, due
        10/15/29............................     5,000,000       4,750,000
      Huntsman LLC 11.500%, due
        07/15/12............................     1,320,000       1,481,700
      IMC Global, Inc.
       7.300%, due 01/15/28(a)..............       550,000         497,750
       Series B 11.250%, due 06/01/11.......     4,000,000       4,240,000
      Ineos Group Holdings Plc 8.500%, due
        02/15/16 (144A)(b)..................     6,500,000       6,118,125
      Lyondell Chemical Co., Series A
        9.625%, due 05/01/07................     1,500,000       1,530,000
      Nalco Co. 8.875%, due 11/15/13(a).....     5,500,000       5,568,750
      Nova Chemicals Corp. 6.500%, due
        01/15/12(a).........................     4,000,000       3,700,000
      Rhodia 8.875%, due 06/01/11(a)........     3,916,000       3,920,895
      Rockwood Specialties Group, Inc.
        7.500%, due 11/15/14................     4,500,000       4,432,500
      Terra Capital, Inc. 11.500%, due
        06/01/10............................     1,950,000       2,135,250
                                                           ---------------
                                                                51,449,595
                                                           ---------------
      COMMERCIAL SERVICES & SUPPLIES - 0.9%
      Avis Budget Car Rental LLC/Avis Budget
        Finance Inc. 7.625%, due 05/15/14
        (144A)(b)...........................     2,125,000       2,071,875
      iPayment, Inc. 9.750%, due 05/15/14
        (144A)(b)...........................     1,225,000       1,225,000
      Iron Mountain, Inc.
       8.625%, due 04/01/13.................     3,000,000       3,015,000
       7.750%, due 01/15/15(a)..............     9,000,000       8,640,000
                                                           ---------------
                                                                14,951,875
                                                           ---------------
      COMMUNICATIONS EQUIPMENT - 0.2%
      Ubiquitel Operating Co. 9.875%, due
        03/01/11............................     2,650,000       2,895,125
                                                           ---------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

      -------------------------------------------------------------------
      SECURITY                                  PAR           VALUE
      DESCRIPTION                              AMOUNT        (NOTE 2)
      -------------------------------------------------------------------

      COMPUTER SOFTWARE & PROCESSING - 0.4%
      Electronic Data Systems Corp.,
        Series B 6.500%, due 08/01/13...... $   5,000,000 $     4,939,465
      Unisys Corp. 8.000%, due
        10/15/12(a)........................     1,200,000       1,122,000
                                                          ---------------
                                                                6,061,465
                                                          ---------------
      CONTAINERS & PACKAGING - 1.7%
      Crown Cork & Seal, Inc. 7.375%, due
        12/15/26(a)........................    12,000,000      10,590,000
      Owens Brockway Glass Container, Inc.
       8.875%, due 02/15/09................     3,000,000       3,105,000
       7.750%, due 05/15/11................     5,500,000       5,568,750
      Owens-Illinois, Inc. 7.500%, due
        05/15/10(a)........................     7,000,000       6,877,500
      Stone Container Finance Co. 7.375%,
        due 07/15/14.......................     2,000,000       1,780,000
                                                          ---------------
                                                               27,921,250
                                                          ---------------
      ELECTRIC - 0.6%
      Mirant Americas General LLC 9.125%,
        due 05/01/31.......................     2,350,000       2,279,500
      Mission Energy Holding Co. 13.500%,
        due 07/15/08.......................     2,000,000       2,240,000
      Reliant Energy, Inc. 6.750%, due
        12/15/14...........................     5,400,000       4,995,000
                                                          ---------------
                                                                9,514,500
                                                          ---------------
      ELECTRIC SERVICES - 1.5%
      Duke Energy Co. 5.375%, due
        01/01/09...........................     6,500,000       6,437,411
      Midwest Generation LLC 8.750%, due
        05/01/34...........................     5,000,000       5,325,000
      Pacific Gas & Electric 4.800%, due
        03/01/14(a)........................     2,500,000       2,333,285
      PSEG Energy Holdings LLC 8.500%, due
        06/15/11...........................     5,500,000       5,802,500
      Virginia Electric & Power Co. 4.500%,
        due 12/15/10.......................     5,000,000       4,732,585
                                                          ---------------
                                                               24,630,781
                                                          ---------------
      ELECTRIC UTILITIES - 1.2%
      Edison Mission Energy 7.750%, due
        06/15/16 (144A)(b).................     5,650,000       5,579,375
      Nevada Power Co. 5.875%, due
        01/15/15...........................     3,500,000       3,336,739
      NRG Energy, Inc. 7.250%, due
        02/01/14...........................     5,000,000       4,887,500
      Reliant Energy, Inc. 9.500%, due
        07/15/13...........................     5,500,000       5,555,000
                                                          ---------------
                                                               19,358,614
                                                          ---------------

       ------------------------------------------------------------------
       SECURITY                                 PAR           VALUE
       DESCRIPTION                             AMOUNT        (NOTE 2)
       ------------------------------------------------------------------

       ELECTRICAL EQUIPMENT & INSTRUMENTS - 0.1%
       Communications & Power Industries,
         Inc. 8.000%, due 02/01/12......... $   1,600,000 $     1,624,000
                                                          ---------------

       ENERGY - 0.1%
       Pacific Energy Partners LP/Pacific
         Energy Finance Corp. 6.250%, due
         09/15/15..........................     1,000,000         975,000
                                                          ---------------
       ENERGY EQUIPMENT & SERVICES - 0.6%
       Hornbeck Offshore Services, Inc.
         6.125%, due 12/01/14..............     3,500,000       3,263,750
       Mirant North America LLC 7.375%, due
         12/31/13 (144A)(b)................     4,500,000       4,365,000
       PPL Corp. 6.400%, due 11/01/11......     2,000,000       2,028,046
                                                          ---------------
                                                                9,656,796
                                                          ---------------
       ENTERTAINMENT & LEISURE - 0.8%
       AMC Entertainment, Inc.
        8.000%, due 03/01/14...............     8,000,000       7,370,000
        11.000%, due 02/01/16..............     2,275,000       2,445,625
       Cinemark USA, Inc. 9.000%, due
         02/01/13..........................     2,275,000       2,400,125
       Seneca Gaming Corp. 7.250%, due
         05/01/12..........................     2,000,000       1,947,500
                                                          ---------------
                                                               14,163,250
                                                          ---------------
       ENVIRONMENTAL SERVICES - 1.0%
       Allied Waste North America, Inc.
        5.750%, due 02/15/11(a)............     4,000,000       3,750,000
        7.875%, due 04/15/13(a)............     5,000,000       5,025,000
        7.250%, due 03/15/15...............     7,500,000       7,200,000
                                                          ---------------
                                                               15,975,000
                                                          ---------------
       FINANCIAL - DIVERSIFIED - 2.3%
       Alamosa Delaware, Inc. 11.000%, due
         07/31/10..........................     1,500,000       1,650,000
       Ford Motor Credit Co. 7.375%, due
         10/28/09..........................     8,500,000       7,864,157
       General Motors Acceptance Corp.
         7.250%, due 03/02/11(a)...........    25,000,000      24,261,150
       Hughes Network Systems/HNS Finance
         Corp. 9.500%, due 04/15/14
         (144A)(b).........................     2,175,000       2,142,375
       JSG Funding 9.625%, due 10/01/12....     1,850,000       1,914,750
                                                          ---------------
                                                               37,832,432
                                                          ---------------
       FOOD PRODUCTS - 0.5%
       Chiquita Brands International, Inc.
         7.500%, due 11/01/14(a)...........     1,150,000         966,000
       Dole Food Co., Inc. 8.750%, due
         07/15/13..........................     6,200,000       5,611,000
       Land O Lakes, Inc. 9.000%, due
         12/15/10..........................     1,900,000       1,985,500
                                                          ---------------
                                                                8,562,500
                                                          ---------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

      --------------------------------------------------------------------
      SECURITY                                   PAR           VALUE
      DESCRIPTION                               AMOUNT        (NOTE 2)
      --------------------------------------------------------------------

      FOOD RETAILERS - 1.2%
      Couch-Tard US LP/Couche-Tard
        Finance Corp. 7.500%, due
        12/15/13............................ $   2,725,000 $     2,725,000
      Dominos, Inc. 8.250%, due
        07/01/11(a).........................     4,183,000       4,360,778
      Ingles Markets, Inc. 8.875%, due
        12/01/11............................     5,000,000       5,256,250
      Stater Brothers Holdings, Inc. 8.125%,
        due 06/15/12........................     7,500,000       7,443,750
                                                           ---------------
                                                                19,785,778
                                                           ---------------
      HEALTH CARE EQUIPMENT & SUPPLIES - 0.8%
      Alliance Imaging 7.250%, due
        12/15/12(a).........................     2,975,000       2,662,625
      CDRV Investors, Inc. 0.000%/9.625%,
        due 01/01/15(c).....................     2,575,000       1,751,000
      Fresenius Med Cap Trust II 7.875%,
        due 02/01/08........................     1,050,000       1,065,750
      Hanger Orthopedic Group, Inc. 10.250%,
        due 06/01/14 (144A)(b)..............     2,450,000       2,437,750
      Vanguard Health Holding Co. II
        9.000%, due 10/01/14................     5,000,000       5,012,500
                                                           ---------------
                                                                12,929,625
                                                           ---------------
      HEALTH CARE PROVIDERS & SERVICES - 2.3%
      Ameripath, Inc. 10.500%, due
        04/01/13............................     5,500,000       5,795,625
      Bio-Rad Laboratories, Inc. 6.125%, due
        12/15/14............................     3,000,000       2,767,500
      DaVita, Inc. 7.250%, due
        03/15/15(a).........................     7,500,000       7,237,500
      HCA, Inc. 6.375%, due 01/15/15(a).....     5,500,000       5,123,519
      Select Medical Corp. 7.625%, due
        02/01/15............................     3,600,000       3,150,000
      Tenet Healthcare Corp.
       7.375%, due 02/01/13(a)..............     3,525,000       3,234,188
       9.875%, due 07/01/14(a)..............     3,000,000       3,015,000
       9.500%, due 02/01/15
         (144A)(b)..........................     3,500,000       3,447,500
      Triad Hospitals, Inc. 7.000%, due
        11/15/13(a).........................     1,700,000       1,661,750
      UnitedHealth Group, Inc. 4.875%, due
        04/01/13............................     3,000,000       2,832,408
                                                           ---------------
                                                                38,264,990
                                                           ---------------
      HOMEBUILDERS - 0.4%
      Beazer Homes USA, Inc. 6.500%, due
        11/15/13............................     5,000,000       4,550,000
      William Lyon Homes, Inc. 10.750%,
        due 04/01/13........................     1,500,000       1,447,500
                                                           ---------------
                                                                 5,997,500
                                                           ---------------

      --------------------------------------------------------------------
      SECURITY                                   PAR           VALUE
      DESCRIPTION                               AMOUNT        (NOTE 2)
      --------------------------------------------------------------------

      HOTELS, RESTAURANTS & LEISURE - 5.2%
      Boyd Gaming Corp. 8.750%, due
        04/15/12............................ $   2,625,000 $     2,762,812
      Dennys Holdings, Inc. 10.000%, due
        10/01/12(a).........................     5,000,000       5,000,000
      Friendly Ice Cream Corp. 8.375%, due
        06/15/12(a).........................     2,000,000       1,730,000
      Gaylord Entertainment Co.
       8.000%, due 11/15/13.................     7,500,000       7,528,125
       6.750%, due 11/15/14.................     5,000,000       4,712,500
      Hard Rock Hotel, Inc. 8.875%, due
        06/01/13............................     6,000,000       6,472,500
      Harrah's Operation Co., Inc. 5.375%,
        due 12/15/13(a).....................     2,000,000       1,851,650
      Isle of Capri Casinos, Inc.
       9.000%, due 03/15/12.................     3,000,000       3,146,250
       7.000%, due 03/01/14.................     9,000,000       8,538,750
      Landry's Restaurants, Inc. 7.500%, due
        12/15/14............................     6,500,000       5,996,250
      Las Vegas Sands Corp. 6.375%, due
        02/15/15(a).........................     6,000,000       5,595,000
      Mandalay Resort Group 9.375%, due
        02/15/10(a).........................     2,000,000       2,115,000
      MGM Mirage, Inc. 6.750%, due
        09/01/12............................     8,000,000       7,740,000
      Park Place Entertainment Corp.
        9.375%, due 02/15/07................     1,750,000       1,785,000
      Premier Entertainment Biloxi LLC
        10.750%, due 02/01/12...............     3,100,000       3,216,250
      River Rock Entertainment Authority
        9.750%, due 11/01/11................     4,800,000       5,076,000
      Scientific Games Corp. 6.250%, due
        12/15/12............................     1,750,000       1,645,000
      Station Casinos, Inc. 6.500%, due
        02/01/14............................     4,500,000       4,207,500
      Turning Stone Casino Resort Enterprise
        9.125%, due 12/15/10
        (144A)(b)...........................     3,000,000       3,045,000
      Wynn Las Vegas LLC/Wynn Las Vegas
        Capital 6.625%, due 12/01/14........     5,000,000       4,737,500
                                                           ---------------
                                                                86,901,087
                                                           ---------------
      HOUSEHOLD DURABLES - 0.3%
      Standard Pacific Corp. 7.000%, due
        08/15/15(a).........................     6,000,000       5,355,000
                                                           ---------------
      HOUSEHOLD PRODUCTS - 0.1%
      Spectrum Brands, Inc. 8.500%, due
        10/01/13(a).........................     2,750,000       2,365,000
                                                           ---------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

     ---------------------------------------------------------------------
     SECURITY                                    PAR           VALUE
     DESCRIPTION                                AMOUNT        (NOTE 2)
     ---------------------------------------------------------------------

     INDUSTRIAL - DIVERSIFIED - 0.4%
     Clarke American Corp. 11.750%, due
       12/15/13............................. $   3,500,000 $     3,622,500
     Park Ohio Industries, Inc. 8.375%, due
       11/15/14.............................     3,350,000       2,964,750
                                                           ---------------
                                                                 6,587,250
                                                           ---------------
     MACHINERY - 0.5%
     Gardner Denver, Inc. 8.000%, due
       05/01/13.............................     3,600,000       3,798,000
     JLG Industries, Inc. 8.250%, due
       05/01/08.............................     2,000,000       2,075,000
     Manitowoc Co., Inc. 7.125%, due
       11/01/13.............................     2,500,000       2,462,500
                                                           ---------------
                                                                 8,335,500
                                                           ---------------
     MEDIA - 4.7%
     Allbritton Communications Co. 7.750%,
       due 12/15/12.........................     7,500,000       7,462,500
     CCH I LLC 11.000%, due 10/01/15........    10,500,000       9,240,000
     Century Communications Corp. - Class A
       9.500%, due 03/01/05(d)(a)...........     1,850,000       1,859,250
     Charter Communications 10.250%, due
       09/15/10.............................     4,000,000       4,030,000
     DirecTV Holdings LLC/DirecTV
       Financing Co.
      8.375%, due 03/15/13..................     1,625,000       1,710,312
      6.375%, due 06/15/15..................    10,000,000       9,275,000
     EchoStar DBS Corp.
      6.375%, due 10/01/11(a)...............     6,000,000       5,760,000
      7.125%, due 02/01/16 (144A)(b)........     6,000,000       5,805,000
     FrontierVision Operating Partners LP,
       Series B 11.875%, due
       09/15/07(d)(a).......................     1,000,000       1,213,750
     Interpublic Group of Cos., Inc. 6.250%,
       due 11/15/14.........................     2,485,000       2,037,700
     Lin Television Corp. 6.500%, due
       05/15/13(a)..........................     6,000,000       5,505,000
     Mediacom Broadband LLC 8.500%, due
       10/15/15(a)..........................     4,100,000       3,956,500
     Mediacom LLC 9.500%, due
       01/15/13(a)..........................     6,500,000       6,500,000
     Paxson Communications Corp.
       11.318%, due 01/15/13
       (144A)(b)............................     2,000,000       2,015,000
     Radio One, Inc. 6.375%, due
       02/15/13.............................     2,000,000       1,840,000
     Sinclair Broadcast Group, Inc. 8.750%,
       due 12/15/11.........................     2,000,000       2,100,000
     Warner Music Group 7.375%, due
       04/15/14.............................     7,500,000       7,312,500
                                                           ---------------
                                                                77,622,512
                                                           ---------------

     ---------------------------------------------------------------------
     SECURITY                                    PAR           VALUE
     DESCRIPTION                                AMOUNT        (NOTE 2)
     ---------------------------------------------------------------------

     METALS & MINING - 1.4%
     AK Steel Corp. 7.750%, due
       06/15/12............................. $   4,000,000 $     3,940,000
     Allegheny Ludlum Corp. 6.950%, due
       12/15/25.............................     4,000,000       4,100,000
     Century Aluminum Co. 7.500%, due
       08/15/14(a)..........................     3,500,000       3,517,500
     Novelis, Inc. 7.250%, due 02/15/15
       (144A)(b)(a).........................     6,000,000       5,790,000
     Peabody Energy Corp. 5.875%, due
       04/15/16(a)..........................     4,500,000       4,140,000
     Timken Co. 5.750%, due 02/15/10........     1,500,000       1,469,267
                                                           ---------------
                                                                22,956,767
                                                           ---------------
     OFFICE FURNISHINGS & SUPPLIES - 0.3%
     ACCO Brands Corp. 7.625%, due
       08/15/15(a)..........................     4,525,000       4,219,563
                                                           ---------------
     OIL & GAS - 7.2%
     Airgas, Inc. 6.250%, due 07/15/14......     4,000,000       3,760,000
     Chesapeake Energy Corp. 6.250%, due
       01/15/18.............................    10,000,000       9,175,000
     Dynegy Holdings, Inc.
      6.875%, due 04/01/11..................     5,500,000       5,225,000
      8.375%, due 05/01/16
        (144A)(a)(b)........................     4,500,000       4,455,000
     El Paso Corp.
      7.000%, due 05/15/11(a)...............    15,000,000      14,868,750
      7.750%, due 01/15/32(a)...............     4,500,000       4,404,375
     El Paso Production Holding Co. 7.750%,
       due 06/01/13.........................     3,000,000       3,037,500
     Ferrellgas LP 6.750%, due
       05/01/14.............................     5,500,000       5,238,750
     Ferrellgas Partners LLP 8.750%, due
       06/15/12.............................     4,000,000       4,080,000
     Foundation Pennsylvania Coal Co.
       7.250%, due 08/01/14.................     4,000,000       3,920,000
     Grant Prideco, Inc. 6.125%, due
       08/15/15.............................     3,000,000       2,812,500
     Hanover Compressor Co. 8.625%, due
       12/15/10.............................     3,000,000       3,120,000
     KCS Energy, Inc. 7.125%, due
       04/01/12.............................     5,000,000       4,737,500
     Kerr-McGee Corp. 6.950%, due
       07/01/24.............................     6,000,000       6,061,164
     MarkWest Energy Partners LP/MarkWest
       Energy Finance Corp.
      6.875%, due 11/01/14..................     5,000,000       4,625,000
      8.500%, due 07/15/16 (144A)(b)........       825,000         811,388
     Pioneer Natural Resources Co., Series A
       7.200%, due 01/15/28.................     1,510,000       1,423,870

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

      --------------------------------------------------------------------
      SECURITY                                   PAR           VALUE
      DESCRIPTION                               AMOUNT        (NOTE 2)
      --------------------------------------------------------------------

      OIL & GAS - CONTINUED
      Pogo Producing Co. 6.625%, due
        03/15/15............................ $   8,500,000 $     7,894,375
      Pride International, Inc. 7.375%, due
        07/15/14............................     1,500,000       1,515,000
      Range Resources Corp. 7.375%, due
        07/15/13............................     2,575,000       2,568,562
      Schlumberger, Ltd. (Convertible)
        1.500%, due 06/01/23(a).............     4,750,000       8,645,000
      SEMCO Energy, Inc. 7.125%, due
        05/15/08............................     8,000,000       7,982,896
      Sonat, Inc. 7.625%, due 07/15/11......     1,500,000       1,522,500
      Williams Companies, Inc. 7.875%, due
        09/01/21............................     8,000,000       8,160,000
                                                           ---------------
                                                               120,044,130
                                                           ---------------
      OIL & GAS EXPLORATION & PRODUCTION - 0.9%
      Dresser-Rand Group, Inc. 7.375%, due
        11/01/14............................     4,750,000       4,560,000
      Forest Oil Corp. 8.000%, due
        06/15/08............................     1,500,000       1,539,375
      Hanover Compressor Co. 7.500%, due
        04/15/13............................       850,000         837,250
      Houston Exploration Co. 7.000%, due
        06/15/13............................     6,025,000       5,964,750
      Quicksilver Resources, Inc. 7.125%,
        due 04/01/16........................     2,400,000       2,262,000
                                                           ---------------
                                                                15,163,375
                                                           ---------------
      PAPER & FOREST PRODUCTS - 2.5%
      Abitibi-Consolidated, Inc. 8.550%, due
        08/01/10(a).........................     6,502,000       6,193,155
      Boise Cascade LLC 7.125%, due
        10/15/14............................     3,000,000       2,670,000
      Bowater, Inc.
       6.500%, due 06/15/13(a)..............     4,000,000       3,500,000
       9.500%, due 10/15/12.................     4,000,000       4,010,000
      Buckeye Technologies, Inc. 8.000%,
        due 10/15/10........................     5,400,000       4,968,000
      Domtar, Inc. 7.875%, due 10/15/11.....     4,000,000       3,780,000
      Jefferson Smurfit Corp.
       8.250%, due 10/01/12(a)..............     1,750,000       1,649,375
       7.500%, due 06/01/13.................     4,000,000       3,600,000
      Norske Skog Canada 7.375%, due
        03/01/14............................     6,500,000       5,850,000
      Rock-Tenn Co. 8.200%, due
        08/15/11............................     3,175,000       3,190,875
      Tembec Industries, Inc. 7.750%, due
        03/15/12(a).........................     2,000,000       1,030,000
      Tembec Industries, Inc. (Yankee)
        8.625%, due 06/30/09(a).............     2,350,000       1,298,375
                                                           ---------------
                                                                41,739,780
                                                           ---------------

     ---------------------------------------------------------------------
     SECURITY                                    PAR           VALUE
     DESCRIPTION                                AMOUNT        (NOTE 2)
     ---------------------------------------------------------------------

     PERSONAL PRODUCTS - 0.3%
     Playtex Products, Inc. 9.375%, due
       06/01/11(a).......................... $   5,000,000 $     5,231,250
                                                           ---------------
     PHARMACEUTICALS - 1.1%
     Angiotech Pharmaceuticals, Inc.
       7.750%, due 04/01/14
       (144A)(b)............................     4,000,000       3,840,000
     Mylan Laboratories, Inc. 6.375%, due
       08/15/15.............................     6,500,000       6,240,000
     Warner Chilcott Corp. 8.750%, due
       02/01/15.............................     8,500,000       8,797,500
                                                           ---------------
                                                                18,877,500
                                                           ---------------
     PUBLISHING - 0.7%
     Dex Media West - Series B 9.875%, due
       08/15/13.............................     3,418,000       3,721,330
     Houghton Mifflin Co. 8.250%, due
       02/01/11.............................     7,000,000       7,122,500
     PRIMEDIA, Inc. 8.875%, due
       05/15/11(a)..........................     1,500,000       1,447,500
                                                           ---------------
                                                                12,291,330
                                                           ---------------
     REAL ESTATE - 0.8%
     Felcor Lodging LP (REIT) 8.500%, due
       06/01/11.............................     2,260,000       2,406,900
     Host Marriott LP (REIT)
      9.250%, due 10/01/07..................     2,250,000       2,331,563
      7.000%, due 08/15/12..................     6,150,000       6,126,937
      6.375%, due 03/15/15..................     3,000,000       2,835,000
                                                           ---------------
                                                                13,700,400
                                                           ---------------
     RETAIL - MULTILINE - 0.7%
     Inergy LP/Inergy Finance Corp. 8.250%,
       due 03/01/16.........................     1,500,000       1,522,500
     JC Penney, Inc. 6.875%, due
       10/15/15(a)..........................     1,750,000       1,807,857
     Rite Aid Corp.
      8.125%, due 05/01/10..................     6,000,000       6,060,000
      6.875%, due 08/15/13(a)...............     2,200,000       1,914,000
                                                           ---------------
                                                                11,304,357
                                                           ---------------
     RETAIL - SPECIALTY - 0.7%
     Bon-Ton Dept Stores, Inc. (The)
       10.250%, due 03/15/14
        (144A)(b)(a)........................     5,000,000       4,662,500
     General Nutrition Centers, Inc. 8.500%,
       due 12/01/10.........................     4,000,000       3,890,000
     Neiman Marcus Group, Inc. 9.000%,
       due 10/15/15 (144A)(b)...............     3,650,000       3,832,500
                                                           ---------------
                                                                12,385,000
                                                           ---------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

     ---------------------------------------------------------------------
     SECURITY                                    PAR           VALUE
     DESCRIPTION                                AMOUNT        (NOTE 2)
     ---------------------------------------------------------------------

     SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.2%
     Amkor Technology, Inc. 9.250%, due
       06/01/16............................. $   2,025,000 $     1,928,813
     Freescale Semiconductor 7.125%, due
       07/15/14.............................     1,750,000       1,776,250
                                                           ---------------
                                                                 3,705,063
                                                           ---------------
     SOFTWARE - 1.1%
     Sensus Metering Systems, Inc. 8.625%,
       due 12/15/13.........................     4,000,000       3,920,000
     Serena Software, Inc. 10.375%, due
       03/15/16 (144A)(b)...................     1,975,000       1,989,813
     Sungard Data Systems, Inc.
      9.125%, due 08/15/13
        (144A)(b)...........................     5,500,000       5,733,750
      10.250%, due 08/15/15
        (144A)(b)...........................     6,400,000       6,648,000
                                                           ---------------
                                                                18,291,563
                                                           ---------------
     TELECOMMUNICATION SERVICES - DIVERSIFIED - 3.7%
     Cincinnati Bell, Inc. 8.375%, due
       01/15/14(a)..........................    16,000,000      15,840,000
     Intelsat Bermuda Ltd. 9.250%, due
       06/15/16 (144A)(b)...................     1,250,000       1,296,875
     Intelsat Subsidiary Holding Co. Ltd.
       8.250%, due 01/15/13.................     7,000,000       6,982,500
     Level 3 Financing, Inc. 10.750%, due
       10/15/11(a)..........................     3,000,000       3,097,500
     Nordic Telephone Holdings Co.
       8.875%, due 05/01/16
        (144A)(b)...........................     4,425,000       4,568,812
     Nortel Networks Ltd. 10.125%, due
       07/15/13 (144A)(b)...................     1,575,000       1,602,563
     Qwest Capital Funding, Inc. 7.900%,
       due 08/15/10(a)......................    12,500,000      12,500,000
     Qwest Communications International,
       Inc. 7.250%, due 02/15/11............     7,500,000       7,312,500
     Qwest Corp. 7.625%, due
       06/15/15.............................     2,000,000       1,985,000
     Syniverse Technologies, Inc. 7.750%,
       due 08/15/13.........................     5,000,000       4,887,500
     Wind Acquisition Finance S. A. 10.750%,
       due 12/01/15 (144A)(b)...............     1,850,000       1,974,875
                                                           ---------------
                                                                62,048,125
                                                           ---------------
     TELECOMMUNICATION SERVICES - WIRELESS - 1.4%
     Airgate PCS, Inc. 8.827%, due
       10/15/11.............................     4,150,000       4,264,125
     Centennial Communications Corp.
       10.125%, due 06/15/13................     2,375,000       2,511,562
     Dobson Communications Corp.
       8.875%, due 10/01/13(a)..............     1,525,000       1,505,938

      --------------------------------------------------------------------
      SECURITY                                   PAR           VALUE
      DESCRIPTION                               AMOUNT        (NOTE 2)
      --------------------------------------------------------------------

      TELECOMMUNICATION SERVICES - WIRELESS - CONTINUED
      Nextel Communications, Inc. 7.375%,
        due 08/01/15........................ $   6,000,000 $     6,111,402
      Nextel Partners, Inc. 8.125%, due
        07/01/11............................     5,900,000       6,202,375
      Rogers Wireless Communications, Inc.
        7.250%, due 12/15/12................     2,000,000       2,015,000
                                                           ---------------
                                                                22,610,402
                                                           ---------------
      TEXTILES, APPAREL & LUXURY GOODS - 0.8%
      Elizabeth Arden, Inc. 7.750%, due
        01/15/14............................     8,500,000       8,393,750
      INVISTA, Inc. 9.250%, due 05/01/12
        (144A)(b)...........................     5,000,000       5,275,000
                                                           ---------------
                                                                13,668,750
                                                           ---------------
      TRANSPORTATION - 0.7%
      Bristow Group, Inc. 6.125%, due
        06/15/13............................     6,700,000       6,214,250
      CHC Helicopter Corp. 7.375%, due
        05/01/14............................     6,000,000       5,790,000
                                                           ---------------
                                                                12,004,250
                                                           ---------------
      U.S. GOVERNMENT & AGENCY OBLIGATIONS - 9.9%
      Federal Home Loan Mortgage Corp.
        5.750%, due 04/15/08(a).............    45,000,000      45,216,630
      Federal National Mortgage Assoc.
       6.000%, due
         11/01/32-04/01/36..................    95,718,920      94,417,039
       6.500%, due
         05/01/35-02/01/36..................    25,618,325      25,767,938
                                                           ---------------
                                                               165,401,607
                                                           ---------------
      Total Domestic Bonds & Debt Securities
      (Cost $1,194,495,111)                                  1,171,338,981
                                                           ---------------

      CONVERTIBLE BONDS - 17.6%
      AEROSPACE & DEFENSE - 1.5%
      AAR Corp. 1.750%, due 02/01/26
        (144A)(b)...........................       900,000         867,375
      Alliant Techsystems, Inc. 2.750%, due
        02/15/24............................     2,000,000       2,152,500
      Armor Holdings, Inc. 2.000%, due
        11/01/24............................       800,000         956,000
      EDO Corp. 4.000%, due 11/15/25........     5,500,000       5,383,125
      L-3 Communications Corp.
       3.000%, due 08/01/35
         (144A)(b)..........................     1,500,000       1,470,000
       3.000%, due 08/01/35(a)..............     3,800,000       3,724,000
      Lockheed Martin Corp. 4.920%, due
        08/15/33............................     8,400,000       9,589,104
                                                           ---------------
                                                                24,142,104
                                                           ---------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

      --------------------------------------------------------------------
      SECURITY                                   PAR           VALUE
      DESCRIPTION                               AMOUNT        (NOTE 2)
      --------------------------------------------------------------------

      AIRLINES - 0.1%
      Frontier Airlines, Inc. 5.000%, due
        12/15/25............................ $   1,000,000 $       938,750
                                                           ---------------
      BIOTECHNOLOGY - 1.1%
      Amgen, Inc.
       0.977%, due 03/01/32 (144A)(e).......     4,000,000       2,960,000
       0.125%, due 02/01/11 (144A)(b).......     3,500,000       3,290,000
      Genzyme Corp. 1.250%, due
        12/01/23(a).........................     4,500,000       4,696,875
      InterMune, Inc. 0.250%, due
        03/01/11(a).........................     1,000,000         893,750
      Invitrogen Corp. 1.500%, due 02/15/24.     1,800,000       1,516,500
      Millipore Corp. 3.750%, due 06/01/26
        (144A)(b)...........................     4,125,000       4,088,906
                                                           ---------------
                                                                17,446,031
                                                           ---------------
      BUILDING MATERIALS - 0.1%
      Masco Corp., Series B 2.115%, due
        07/20/31(e).........................     4,500,000       2,086,875
                                                           ---------------
      COMMERCIAL SERVICES & SUPPLIES - 0.4%
      Charles River Associates, Inc. 2.875%,
        due 06/15/34........................     4,500,000       5,911,875
      Euronet Worldwide, Inc. 3.500%, due
        10/15/25(a).........................     1,100,000       1,307,625
                                                           ---------------
                                                                 7,219,500
                                                           ---------------
      COMPUTERS & PERIPHERALS - 0.4%
      Cadence Design Systems, Inc. 0.000%,
        due 08/15/23(e).....................     5,000,000       5,737,500
      Electronics For Imaging, Inc. 1.500%,
        due 06/01/23........................       800,000         784,000
      Mentor Graphics Corp. 6.250%, due
        03/01/26 (144A)(b)..................       800,000         876,000
                                                           ---------------
                                                                 7,397,500
                                                           ---------------
      CONSTRUCTION MATERIALS - 0.5%
      Fluor Corp. 1.500%, due 02/15/24......     5,000,000       8,468,750
                                                           ---------------
      ELECTRICAL EQUIPMENT & INSTRUMENTS - 0.8%
      Flir Systems, Inc. 3.000%, due
        06/01/23(a).........................     5,000,000       6,025,000
      LSI Logic Corp. 4.000%, due
        05/15/10(a).........................     7,000,000       7,148,750
                                                           ---------------
                                                                13,173,750
                                                           ---------------
      FINANCE - DIVERSIFIED - 0.1%
      Merrill Lynch & Co., Inc. 0.000%, due
        03/13/32(e).........................     1,500,000       1,642,500
                                                           ---------------
      FINANCIAL SERVICES - 0.7%
      American Express Co. 1.850%/0.000%,
        due 12/01/33(f).....................     7,500,000       7,715,625
      Morgan Stanley Group, Inc. 1.000%,
        due 03/30/12 (144A)(b)..............     3,780,000       4,054,428
                                                           ---------------
                                                                11,770,053
                                                           ---------------

     ---------------------------------------------------------------------
     SECURITY                                    PAR           VALUE
     DESCRIPTION                                AMOUNT        (NOTE 2)
     ---------------------------------------------------------------------

     HEALTH CARE EQUIPMENT & SUPPLIES - 1.1%
     American Medical Systems Holdings,
       Inc. 3.250%, due 07/01/36............ $   1,750,000 $     1,870,313
     Cytyc Corp. 2.250%, due
       03/15/24(a)..........................     3,000,000       3,138,750
     Invitrogen Corp. 3.250%, due
       06/15/25.............................     6,500,000       6,126,250
     Medtronic, Inc. 1.500%, due 04/15/11
       (144A)(b)............................     1,300,000       1,249,625
     St. Jude Medical, Inc. 2.800%, due
       12/15/35(a)..........................     6,500,000       6,435,000
                                                           ---------------
                                                                18,819,938
                                                           ---------------
     HEALTH CARE PROVIDERS & SERVICES - 1.1%
     Alza Corp. 0.556%, due
       07/28/20(e)(a).......................     8,000,000       6,620,000
     LifePoint Hospitals, Inc. 3.250%, due
       08/15/25 (144A)(a)(b)                     1,400,000       1,197,000
      3.250%, due 08/15/25..................     1,800,000       1,539,000
     Manor Care, Inc. 2.125%/1.875%, due
       08/01/35(f)..........................     5,000,000       5,625,000
     Omnicare, Inc. 3.250%, due
       12/15/35(a)..........................       875,000         797,344
     Pacificare Health Systems, Inc. 3.000%,
       due 10/15/32.........................       700,000       2,358,125
                                                           ---------------
                                                                18,136,469
                                                           ---------------
     HOTELS, RESTAURANTS & LEISURE - 0.7%
     Hilton Hotels Corp. 3.375%, due
       04/15/23.............................     6,800,000       8,959,000
     Host Marriott LP 3.250%, due 04/15/24
       (144A)(b)............................       800,000       1,064,000
     International Game Technology 0.981%,
       due 01/29/33(e)......................     3,000,000       2,422,500
                                                           ---------------
                                                                12,445,500
                                                           ---------------
     INDUSTRIAL - DIVERSIFIED - 0.6%
     3M Co. 0.407%, due
       11/21/32(e)(a).......................     1,200,000       1,089,000
     Actuant Corp. 2.000%, due
       11/15/23.............................     1,400,000       1,879,500
     Danaher Corp. 1.398%, due
       01/22/21(e)(a).......................     1,600,000       1,514,000
     Roper Industries, Inc. 1.481%, due
       01/15/34.............................     8,180,000       5,010,250
                                                           ---------------
                                                                 9,492,750
                                                           ---------------
     LEISURE EQUIPMENT & PRODUCTS - 0.0%
     Carnival Corp. 1.132%, due
       04/29/33.............................       700,000         459,375
                                                           ---------------
     MACHINERY - 0.3%
     AGCO Corp. 1.750%, due
       12/31/33(a)..........................     4,000,000       5,240,000
                                                           ---------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

      -------------------------------------------------------------------
      SECURITY                                  PAR           VALUE
      DESCRIPTION                              AMOUNT        (NOTE 2)
      -------------------------------------------------------------------

      MEDIA - 1.5%
      Charter Communications, Inc.
       5.875%, due 11/16/09................ $   1,400,000 $     1,044,750
       5.875%, due 11/16/09
         (144A)(b).........................       450,000         335,812
      Liberty Media Corp.
       4.000%, due 11/15/29(a).............     1,700,000       1,054,000
       3.500%, due 01/15/31................     5,500,000       5,245,625
       3.250%, due 03/15/31................     8,250,000       6,290,625
      Sinclair Broadcast Group, Inc.
       6.000%, due 09/15/12................     4,000,000       3,480,000
       4.875%/2.000%, due
         07/15/18(f).......................     3,000,000       2,617,500
      Walt Disney Co. 2.125%, due
        04/15/23(a)........................     5,000,000       5,531,250
                                                          ---------------
                                                               25,599,562
                                                          ---------------
      METALS & MINING - 0.4%
      Placer Dome, Inc. 2.750%, due
        10/15/23...........................     5,550,000       7,381,500
                                                          ---------------

      OIL & GAS - 1.4%
      Devon Energy Corp. 4.900%, due
        08/15/08(a)........................     4,000,000       4,875,000
      Halliburton Co. 3.125%, due
        07/15/23(a)........................       600,000       1,206,000
      Hanover Compressor Co. 4.750%, due
        01/15/14...........................     7,000,000      10,010,000
      Pride International, Inc. 3.250%, due
        05/01/33(a)........................     1,600,000       2,152,000
      Quicksilver Resources, Inc. 1.875%,
        due 11/01/24.......................     3,000,000       4,241,250
                                                          ---------------
                                                               22,484,250
                                                          ---------------
      PHARMACEUTICALS - 1.8%
      Alexion Pharmaceuticals, Inc. 1.375%,
        due 02/01/12(a)....................       500,000         656,250
      BioMarin Pharmaceutical, Inc.
       3.500%, due 06/15/08................     1,300,000       1,381,250
       2.500%, due 03/29/13(a).............       500,000         553,750
      CV Therapeutics, Inc.
       2.750%, due 05/16/12(a).............       700,000         700,875
       3.250%, due 08/16/13................     4,000,000       3,385,000
      Decode Genetics, Inc. 3.500%, due
        04/15/11...........................     4,750,000       3,586,250
      MGI Pharma, Inc. 1.682%, due
        03/02/24...........................     8,500,000       5,737,500
      Nektar Therapeutics 3.250%, due
        09/28/12 (144A)(b).................       900,000         983,250
      SFBC International, Inc. 2.250%, due
        08/15/24...........................     2,000,000       1,707,500

      -------------------------------------------------------------------
      SECURITY                                  PAR           VALUE
      DESCRIPTION                              AMOUNT        (NOTE 2)
      -------------------------------------------------------------------

      PHARMACEUTICALS - CONTINUED
      Teva Pharmaceutical Finance B.V.
        0.375%, due 11/15/22............... $   2,500,000 $     3,681,250
      Teva Pharmaceutical Industries, Ltd.
        0.250%, due 02/01/24(a)............     1,600,000       1,664,000
      Wyeth 4.239%, due 01/15/24(a)........     4,975,000       5,203,850
                                                          ---------------
                                                               29,240,725
                                                          ---------------
      RETAIL - MULTILINE - 0.2%
      Best Buy Co., Inc. 2.250%, due
        01/15/22(a)........................       900,000       1,114,875
      Pier 1 Imports, Inc. 6.375%/6.125%,
        due 02/15/36 (144A)(b)(f)..........       900,000         824,625
      WESCO International, Inc. 2.625%, due
        10/15/25 (144A)(b).................       500,000         886,250
                                                          ---------------
                                                                2,825,750
                                                          ---------------
      ROAD & RAIL - 0.6%
      CSX Corp. 0.624%, due
        10/30/21(e)........................     7,500,000       9,468,750
                                                          ---------------
      SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.6%
      Amkor Technology, Inc. 5.000%, due
        03/15/07(a)........................     1,100,000       1,089,000
      Cypress Semiconductor Corp. 1.250%,
        due 06/15/08.......................     2,830,000       3,229,738
      Intel Corp. 2.950%, due
        12/15/35(a)........................     6,000,000       5,077,500
                                                          ---------------
                                                                9,396,238
                                                          ---------------
      SOFTWARE - 0.5%
      Mentor Graphics Corp. 6.810%, due
        08/06/23(a)........................       800,000         792,000
      Open Solutions, Inc.
       1.467%, due 02/02/35(a).............       575,000         338,531
       1.467%, due 02/02/35
         (144A)(b).........................     1,925,000       1,133,344
      Openwave Systems, Inc. 2.750%, due
        09/09/08 (a).......................     2,900,000       2,939,875
      SafeNet, Inc. 2.500%, due 12/15/10
        (144A)(b)(a).......................     2,100,000       1,832,250
      SINA Corp. 0.000%, due
        07/15/23(e)........................     1,200,000       1,357,500
                                                          ---------------
                                                                8,393,500
                                                          ---------------
      TELECOMMUNICATION SERVICES - DIVERSIFIED - 1.0%
      ADC Telecommunications, Inc. 5.795%,
        due 06/15/13(a)....................     2,400,000       2,304,000
      Amdocs, Ltd. 0.500%, due
        03/15/24(a)........................     1,100,000       1,119,250
      Comverse Technology, Inc. 0.000%, due
        05/15/23(e)(a).....................     3,000,000       3,633,750

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

       ---------------------------------------------------------------------
       SECURITY                              SHARES/PAR          VALUE
       DESCRIPTION                             AMOUNT           (NOTE 2)
       ---------------------------------------------------------------------

       TELECOMMUNICATION SERVICES - DIVERSIFIED - CONTINUED
       Dobson Communications Corp. 1.500%,
         due 10/01/25 (144A)(b)............ $     900,000    $       901,125
       Juniper Networks, Inc. 0.000%, due
         06/15/08(e)(a)....................     1,200,000          1,204,500
       NII Holdings, Inc. 2.750%, due
         08/15/25 (144A)(b)................     1,600,000          2,128,000
       Qwest Communications International,
         Inc. 3.500%, due 11/15/25.........     3,000,000          4,560,000
       RF Micro Devices, Inc. 1.500%, due
         07/01/10(a).......................       900,000            895,500
                                                             ---------------
                                                                  16,746,125
                                                             ---------------
       TELECOMMUNICATION SERVICES - WIRELESS - 0.1%
       Nextel Communications, Inc. 5.250%,
         due 01/15/10(a)...................     2,500,000          2,428,125
                                                             ---------------
       Total Convertible Bonds
       (Cost $285,363,932)                                       292,844,370
                                                             ---------------

       COMMON STOCKS - 0.9%
       BANKS - 0.1%
       Commerce Bancorp, Inc.(a)...........        49,400          1,762,098
                                                             ---------------
       COMMUNICATIONS EQUIPMENT & SERVICES - 0.2%
       Avaya, Inc.*(a).....................       215,301          2,458,737
                                                             ---------------
       ENERGY EQUIPMENT & SERVICES - 0.0%
       Rowan Companies, Inc................        14,200            505,378
                                                             ---------------
       FINANCE - DIVERSIFIED - 0.3%
       Franklin Resources, Inc.............        65,522          5,687,965
                                                             ---------------
       HOTELS, RESTAURANTS & LEISURE - 0.1%
       Starwood Hotels & Resorts Worldwide,
         Inc.(a)...........................        37,227          2,246,277
                                                             ---------------
       IT CONSULTING & SERVICES - 0.1%
       Affiliated Computer Services, Inc. -
         Class A*(a).......................        16,100            830,921
                                                             ---------------
       PAPER & FOREST PRODUCTS - 0.0%
       PT Indah Kiat Pulp & Paper Corp.*...     1,867,500            177,149
                                                             ---------------
       TELECOMMUNICATION SERVICES - DIVERSIFIED - 0.1%
       Corning, Inc.*......................        38,000            919,220
       Embarq Corp.*(a)....................         1,050             43,039
       Sprint Nextel Corp.(a)..............        21,000            419,790
                                                             ---------------
                                                                   1,382,049
                                                             ---------------
       Total Common Stocks
       (Cost $15,692,818)                                         15,050,574
                                                             ---------------

       PREFERRED STOCKS - 4.6%
       AUTOMOBILES - 0.1%
       Ford Motor Co. 6.500%, due
         01/15/32..........................        60,000          1,668,000
                                                             ---------------

    -----------------------------------------------------------------------
    SECURITY                                                    VALUE
    DESCRIPTION                                   SHARES       (NOTE 2)
    -----------------------------------------------------------------------

    BANKS - 0.6%
    Marshall & Ilsley Corp. 6.500%, due
      08/15/07(a).............................      300,000 $     8,061,000
    Sovereign Capital Trust IV 4.375%, due
      03/01/34(a).............................       31,400       1,428,700
                                                            ---------------
                                                                  9,489,700
                                                            ---------------
    BEVERAGE, FOOD & TOBACCO - 0.2%
    Constellation Brands, Inc. 5.750%, due
      09/01/06(a).............................      100,000       3,715,000
                                                            ---------------
    COMMERCIAL SERVICES & SUPPLIES - 0.1%
    United Rentals Trust I 6.500%, due
      08/01/28................................       43,700       2,075,750
                                                            ---------------
    ELECTRIC UTILITIES - 0.4%
    NRG Energy, Inc. 4.000%, due
      12/31/49(a).............................          900       1,177,087
    NRG Energy, Inc. 5.750%, due
      03/16/09................................       25,000       6,171,875
                                                            ---------------
                                                                  7,348,962
                                                            ---------------
    FINANCIAL - DIVERSIFIED - 0.3%
    Annaly Mortgage Management Inc.
      6.000%, due 12/31/49(a).................       19,500         524,063
    Morgan Stanley 9.500%, due 05/12/07
      (144A)(b)...............................       60,000       4,005,000
                                                            ---------------
                                                                  4,529,063
                                                            ---------------
    FINANCIAL SERVICES - 0.2%
    Lehman Brothers Holdings, Inc. 6.250%,
      due 10/15/07(a).........................      140,000       3,656,800
                                                            ---------------
    INSURANCE - 0.3%
    Chubb Corp. 7.000%, due 08/16/06..........      100,000       3,523,000
    XL Capital, Ltd. 6.500%, due
      05/15/07(a).............................       45,000         939,150
                                                            ---------------
                                                                  4,462,150
                                                            ---------------
    MEDIA - 0.2%
    Interpublic Group of Cos., Inc. - Series B
      5.250%, due 12/31/49 (144A)(b)..........        1,440       1,220,400
    Interpublic Group of Cos., Inc. 5.375%,
      due 12/15/06(a).........................       80,000       2,560,000
                                                            ---------------
                                                                  3,780,400
                                                            ---------------
    OIL & GAS - 1.0%
    Chesapeake Energy Corp. 4.500%, due
      12/31/49(a).............................       45,000       4,213,125
    El Paso Corp. 4.990%, due 12/31/49........        4,000       5,170,500
    Williams Cos., Inc. 5.500%, due
      06/01/33................................       65,000       7,182,500
                                                            ---------------
                                                                 16,566,125
                                                            ---------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


    ------------------------------------------------------------------------
    SECURITY                                   SHARES/PAR        VALUE
    DESCRIPTION                                  AMOUNT         (NOTE 2)
    ------------------------------------------------------------------------

    PHARMACEUTICALS - 0.4%
    Omnicare, Inc., Series B 4.000%, due
      06/15/33...............................        15,300 $       964,818
    Schering Plough Corp. 6.000%, due
      09/14/07(a)............................       120,000       6,039,600
                                                            ---------------
                                                                  7,004,418
                                                            ---------------
    REAL ESTATE - 0.1%
    Simon Property Group, Inc. (REIT)
      6.000%, due 12/31/49...................        15,200       1,041,200
                                                            ---------------
    U.S. GOVERNMENT & AGENCY
    OBLIGATIONS - 0.1%
    Federal National Mortgage Assoc.
      5.375%, due 12/31/49...................            15       1,393,149
                                                            ---------------
    UTILITIES - 0.6%
    PNM Resources, Inc. 6.750%, due
      05/16/08(a)............................       200,000       9,820,000
                                                            ---------------
    Total Preferred Stocks
    (Cost $76,427,234)                                           76,550,717
                                                            ---------------
    SHORT-TERM INVESTMENTS - 21.5%
    State Street Bank & Trust Co.,
      Repurchase Agreement dated
      06/30/06 at 3.40% to be repurchased
      at $82,359,329 on 07/03/06
      collateralized by $ 87,615,000 FNMA
      3.250% due 02/15/09 with a value of
      $83,987,213............................ $  82,336,000      82,336,000
    State Street Navigator Securities Lending
      Prime Portfolio(g).....................   275,403,619     275,403,619
                                                            ---------------
    Total Short-Term Investments
      (Cost $357,739,619)                                       357,739,619
                                                            ---------------

    TOTAL INVESTMENTS - 115.0%
    (Cost $1,929,718,714)                                     1,913,524,261

    Other Assets and Liabilities (net) - (15.0%)               (250,101,671)
                                                            ---------------

    TOTAL NET ASSETS - 100.0%                               $ 1,663,422,590
                                                            ===============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be illiquid by the Portfolio's adviser.

(c) Security is a "step-up" bond where coupon increases or steps up at a predetermined date. Rates shown are current coupon and next coupon rate when security steps up.

(d) Security is in default.

(e) Zero coupon bond - Interest rate represents current yield to maturity.

(f) Security is a "step-down" bond where the coupon decreases or steps down at a predetermined date. Rates shown are current coupon and next coupon rate when a security steps down.

(g) Represents investment of collateral received from securities lending transactions

FNMA - Federal National Mortgage Association

REIT - Real Estate Investment Trust

The following table summarizes the credit composition of the Portfolio's holdings at June 30, 2006, based upon credit quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the equivalent Moody's rating is used.

                                                      PERCENT OF
                                                       PORTFOLIO
              PORTFOLIO COMPOSITION BY CREDIT QUALITY (UNAUDITED)
              ---------------------------------------------------
                          AAA                            11.06%
                          AA                              0.35
                          A                               6.50
                          BBB                             7.43
                          BB                             18.29
                          B                              42.09
                          Below B                         7.53
                          Equities/Other                  6.75
                                                        ------
                          Total:                        100.00%
                                                        ======

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)



         -------------------------------------------------------------
         SECURITY                                           VALUE
         DESCRIPTION                            SHARES     (NOTE 2)
         -------------------------------------------------------------

         COMMON STOCKS - 96.4%
         AEROSPACE & DEFENSE - 4.2%
         Boeing Co. (The).....................   153,277 $  12,554,919
         General Dynamics Corp................   413,380    27,059,855
         Honeywell International, Inc.(a).....   465,254    18,749,736
         Lockheed Martin Corp.................   156,900    11,256,006
         Northrop Grumman Corp................   334,013    21,396,873
         Raytheon Co.......................... 1,065,059    47,469,680
         Rockwell Collins, Inc................   107,476     6,004,684
                                                         -------------
                                                           144,491,753
                                                         -------------
         AUTOMOBILES - 0.4%
         Honda Motor Co., Ltd. (ADR)..........   432,595    13,765,173
                                                         -------------
         BANKS - 4.1%
         Bank of America Corp................. 1,313,386    63,173,867
         BB&T Corp............................    24,150     1,004,398
         Commerce Bancorp, Inc.(a)............   426,279    15,205,372
         Marshall & Ilsley Corp.(a)...........   274,020    12,533,675
         Mitsubishi UFJ Financial Group, Inc.
           (ADR).............................. 1,271,421    17,736,323
         National City Corp...................   151,700     5,490,023
         SunTrust Banks, Inc..................   352,549    26,885,387
                                                         -------------
                                                           142,029,045
                                                         -------------
         BEVERAGES - 5.0%
         Anheuser-Busch Cos., Inc.............   395,685    18,039,279
         Coca-Cola Co.........................   961,028    41,343,425
         Coca-Cola Enterprises, Inc...........   713,531    14,534,626
         Diageo Plc (ADR).....................   765,561    51,713,646
         PepsiCo, Inc.........................   761,954    45,747,718
                                                         -------------
                                                           171,378,694
                                                         -------------
         CHEMICALS - 1.5%
         Monsanto Co..........................   274,810    23,136,254
         Praxair, Inc.(a).....................   545,054    29,432,916
                                                         -------------
                                                            52,569,170
                                                         -------------
         COMMERCIAL SERVICES & SUPPLIES - 3.0%
         Automatic Data Processing, Inc....... 1,150,081    52,156,173
         Waste Management, Inc................ 1,439,421    51,646,426
                                                         -------------
                                                           103,802,599
                                                         -------------
         COMMUNICATIONS EQUIPMENT & SERVICES - 0.0%
         Motorola, Inc........................    14,600       294,190
                                                         -------------
         COMPUTERS & PERIPHERALS - 1.7%
         Hewlett-Packard Co................... 1,221,300    38,690,784
         Sun Microsystems, Inc.*(a)........... 4,965,099    20,605,161
                                                         -------------
                                                            59,295,945
                                                         -------------
         CONSTRUCTION & ENGINEERING - 1.2%
         Fluor Corp.(a).......................   443,502    41,214,641
                                                         -------------
         ELECTRIC SERVICES - 1.3%
         Progress Energy, Inc.(a).............   379,147    16,254,032
         Southern Co.(a)......................   834,890    26,758,224
                                                         -------------
                                                            43,012,256
                                                         -------------

           ----------------------------------------------------------
           SECURITY                                        VALUE
           DESCRIPTION                         SHARES     (NOTE 2)
           ----------------------------------------------------------

           ELECTRIC UTILITIES - 2.9%
           Ameren Corp.(a)...................   282,441 $  14,263,271
           Consolidated Edison, Inc.(a)......   112,800     5,012,832
           Dominion Resources, Inc...........    92,200     6,895,638
           Entergy Corp......................    78,700     5,568,025
           FPL Group, Inc....................   379,029    15,684,220
           PG&E Corp......................... 1,053,475    41,380,498
           PPL Corp..........................   288,800     9,328,240
                                                        -------------
                                                           98,132,724
                                                        -------------
           ENERGY EQUIPMENT & SERVICES - 5.0%
           Baker Hughes, Inc.(a).............   425,829    34,854,104
           Emerson Electric Co...............   730,994    61,264,607
           Schlumberger, Ltd................. 1,168,286    76,067,101
                                                        -------------
                                                          172,185,812
                                                        -------------
           FINANCIAL - DIVERSIFIED - 6.6%
           Bank of New York Co., Inc......... 1,580,687    50,898,121
           Citigroup, Inc.................... 1,314,949    63,433,140
           Fannie Mae........................   367,382    17,671,074
           Freddie Mac.......................   266,305    15,182,048
           JPMorgan Chase & Co............... 1,300,051    54,602,142
           Morgan Stanley....................    12,100       764,841
           PNC Financial Services Group, Inc.   238,144    16,710,565
           Washington Mutual, Inc............   125,600     5,724,848
                                                        -------------
                                                          224,986,779
                                                        -------------
           FOOD & DRUG RETAILING - 2.3%
           Kraft Foods, Inc. - Class A(a).... 2,581,599    79,771,409
                                                        -------------
           FOOD PRODUCTS - 2.1%
           Campbell Soup Co.(a).............. 1,558,719    57,844,062
           Kellogg Co........................   278,735    13,499,136
                                                        -------------
                                                           71,343,198
                                                        -------------
           FOOD RETAILERS - 1.8%
           Kroger Co. (The).................. 2,878,701    62,928,404
                                                        -------------
           HEALTH CARE EQUIPMENT & SUPPLIES - 1.6%
           Boston Scientific Corp.*.......... 2,331,879    39,268,842
           Medtronic, Inc....................   347,062    16,284,149
                                                        -------------
                                                           55,552,991
                                                        -------------
           HEALTH CARE PROVIDERS & SERVICES - 1.5%
           Baxter International, Inc......... 1,241,291    45,629,857
           Medco Health Solutions, Inc.*.....    78,024     4,469,215
                                                        -------------
                                                           50,099,072
                                                        -------------
           HOUSEHOLD PRODUCTS - 6.2%
           Clorox Co.(a).....................   609,941    37,188,103
           Kimberly-Clark Corp...............   833,711    51,439,968
           Procter & Gamble Co. (The)........ 2,207,565   122,740,614
                                                        -------------
                                                          211,368,685
                                                        -------------
           INDUSTRIAL - DIVERSIFIED - 2.0%
           General Electric Co............... 2,047,715    67,492,686
                                                        -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


          ------------------------------------------------------------
          SECURITY                                          VALUE
          DESCRIPTION                           SHARES     (NOTE 2)
          ------------------------------------------------------------

          INSURANCE - 3.9%
          ACE, Ltd............................   289,724 $  14,657,137
          AFLAC, Inc..........................   838,678    38,872,725
          Allstate Corp. (The)................   247,652    13,553,994
          American International Group, Inc...   717,351    42,359,577
          Chubb Corp. (The)(a)................    33,400     1,666,660
          XL Capital, Ltd. - Class A(a).......   350,900    21,510,170
                                                         -------------
                                                           132,620,263
                                                         -------------
          INTERNET SOFTWARE & SERVICES - 0.7%
          IAC/InterActiveCorp.*...............   850,507    22,529,930
                                                         -------------
          MACHINERY - 4.5%
          Caterpillar, Inc....................   641,523    47,780,633
          Deere & Co.(a)......................   367,500    30,682,575
          Dover Corp.(a)......................    60,500     2,990,515
          Eaton Corp..........................   255,052    19,230,921
          Illinois Tool Works, Inc............   119,900     5,695,250
          Pall Corp...........................   303,097     8,486,716
          Parker Hannifin Corp................   486,627    37,762,255
                                                         -------------
                                                           152,628,865
                                                         -------------
          MEDIA - 2.1%
          Comcast Corp. - Class A*(a)......... 1,730,906    56,739,099
          Tribune Co.(a)......................   450,685    14,615,714
                                                         -------------
                                                            71,354,813
                                                         -------------
          METALS & MINING - 3.6%
          Barrick Gold Corp................... 1,741,755    51,555,948
          Newmont Mining Corp................. 1,343,298    71,100,763
                                                         -------------
                                                           122,656,711
                                                         -------------
          OIL & GAS - 5.3%
          El Paso Corp.(a).................... 1,563,206    23,448,090
          Exxon Mobil Corp.................... 2,574,100   157,921,035
                                                         -------------
                                                           181,369,125
                                                         -------------
          PAPER & FOREST PRODUCTS - 1.9%
          International Paper Co.............. 2,056,818    66,435,221
                                                         -------------
          PHARMACEUTICALS - 13.5%
          Abbott Laboratories.................   404,700    17,648,967
          AstraZeneca Plc (ADR)...............   464,190    27,767,846
          GlaxoSmithKline Plc (ADR)(a)........   810,606    45,231,815
          Johnson & Johnson...................   422,649    25,325,128
          MedImmune, Inc.*....................   548,114    14,853,889
          Merck & Co., Inc....................   581,260    21,175,302
          Novartis AG (ADR)................... 1,516,759    81,783,645
          Pfizer, Inc......................... 3,099,466    72,744,467
          Sanofi-Aventis (ADR)(a).............   440,500    21,452,350
          Schering-Plough Corp.(a)............ 1,049,259    19,967,399
          Teva Pharmaceutical Industries, Ltd.
            (ADR).............................   856,284    27,050,012
          Wyeth............................... 1,935,010    85,933,794
                                                         -------------
                                                           460,934,614
                                                         -------------

       -----------------------------------------------------------------
       SECURITY                                               VALUE
       DESCRIPTION                               SHARES      (NOTE 2)
       -----------------------------------------------------------------

       RETAIL - MULTILINE - 1.1%
       Federated Department Stores, Inc.......    243,632 $    8,916,931
       Wal-Mart Stores, Inc...................    575,400     27,717,018
                                                          --------------
                                                              36,633,949
                                                          --------------
       ROAD & RAIL - 1.1%
       Union Pacific Corp.(a).................    418,859     38,937,133
                                                          --------------
       TELECOMMUNICATION SERVICES - DIVERSIFIED - 4.3%
       AT&T, Inc..............................  2,504,017     69,837,034
       BellSouth Corp.........................    913,967     33,085,606
       Embarq Corp.*..........................        575         23,569
       Sprint Nextel Corp.....................    570,483     11,403,955
       Verizon Communications, Inc............  1,025,414     34,341,115
                                                          --------------
                                                             148,691,279
                                                          --------------
       Total Common Stocks
       (Cost $2,927,098,026)                               3,300,507,129
                                                          --------------
       ESCROWED SHARES - 0.0%
       ESC Seagate Technology(c)
       (Cost$0)............................... $   10,300             10
                                                          --------------
       INVESTMENT COMPANY SECURITIES(A) - 1.5%
       iShares Dow Jones U.S. Utilities Sector
         Index Fund...........................     31,800      2,510,610
       iShares MSCI Japan Index Fund..........  2,803,600     38,241,104
       Utilities Select Sector SPDR Fund......    258,200      8,337,278
                                                          --------------
       Total Investment Company Securities
       (Cost $42,889,378)                                     49,088,992
                                                          --------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


         --------------------------------------------------------------
         SECURITY                              PAR          VALUE
         DESCRIPTION                          AMOUNT       (NOTE 2)
         --------------------------------------------------------------

         SHORT-TERM INVESTMENTS - 10.0%
         State Street Bank & Trust Co.,
           Repurchase Agreement, dated
           06/30/06 at 3.400% to be
           repurchased at $57,493,045 on
           07/03/06 collateralized by
           $59,940,000 FHLMC at 3.875% due
           01/12/09 with a value of
           $58,626,295.................... $ 57,476,760 $   57,476,760
         State Street Bank & Trust Co.,
           Repurchase Agreement, dated
           06/30/06 at 3.40% to be
           repurchased at $22,162,518 on
           07/03/06 collateralized by
           $22,095,000 FHLB at 5.800% due
           09/02/08 with a value
           of $22,601,351.................   22,156,240     22,156,240
         State Street Navigator Securities
           Lending Prime Portfolio(b).....  263,206,164    263,206,164
                                                        --------------
         Total Short-Term Investments
         (Cost $342,839,164)                               342,839,164
                                                        --------------

         TOTAL INVESTMENTS - 107.9%
         (Cost $3,312,826,568)                           3,692,435,295

         Other Assets and Liabilities (net) - (7.9%)      (269,084,366)
                                                        --------------

         TOTAL NET ASSETS - 100.0%                      $3,423,350,929
                                                        ==============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

(c) Illiquid securities. Representing in the aggregate 0.0% of net assets.

ADR - American Depositary Receipt

FHLB - Federal Home Loan Bank

FHLMC - Federal Home Loan Mortgage Corporation

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)



           ----------------------------------------------------------
           SECURITY                                         VALUE
           DESCRIPTION                            SHARES   (NOTE 2)
           ----------------------------------------------------------

           COMMON STOCKS - 93.6%
           AEROSPACE & DEFENSE - 2.2%
           BE Aerospace, Inc.*................... 29,500 $    674,370
           Rockwell Collins, Inc................. 14,900      832,463
                                                         ------------
                                                            1,506,833
                                                         ------------
           BANKS - 5.0%
           Cullen/Frost Bankers, Inc............. 24,000    1,375,200
           Hudson City Bancorp, Inc.............. 49,800      663,834
           Northern Trust Corp................... 12,800      707,840
           SVB Financial Group*(a)............... 15,000      681,900
                                                         ------------
                                                            3,428,774
                                                         ------------
           BIOTECHNOLOGY - 0.8%
           Genzyme Corp.*........................  9,500      579,975
                                                         ------------
           CHEMICALS - 2.4%
           Ecolab, Inc.(a)....................... 14,900      604,642
           Monsanto Co........................... 12,400    1,043,956
                                                         ------------
                                                            1,648,598
                                                         ------------
           COMMERCIAL SERVICES & SUPPLIES - 5.9%
           ITT Educational Services, Inc.*....... 12,800      842,368
           Labor Ready, Inc.*(a)................. 16,100      364,665
           MasterCard, Inc. - Class A*(a)........ 29,400    1,411,200
           Pediatrix Medical Group, Inc.*(a).....  3,800      172,140
           Robert Half International, Inc........ 16,900      709,800
           United Rentals, Inc.*(a).............. 17,100      546,858
                                                         ------------
                                                            4,047,031
                                                         ------------
           COMMUNICATIONS EQUIPMENT & SERVICES - 1.3%
           Tellabs, Inc.*........................ 69,000      918,390
                                                         ------------
           COMMUNICATIONS SERVICES - 2.1%
           Alliance Data Systems Corp.*(a)....... 24,100    1,417,562
                                                         ------------
           COMPUTERS & PERIPHERALS - 1.4%
           Network Appliance, Inc.*(a)........... 28,100      991,930
                                                         ------------
           CONSTRUCTION & ENGINEERING - 1.5%
           Fluor Corp............................  5,700      529,701
           Jacobs Engineering Group, Inc.*.......  6,400      509,696
                                                         ------------
                                                            1,039,397
                                                         ------------
           ELECTRICAL EQUIPMENT & INSTRUMENTS - 1.8%
           Fisher Scientific International, Inc.* 17,100    1,249,155
                                                         ------------
           ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.3%
           Broadcom Corp. - Class A*............. 15,750      473,288
           Danaher Corp.(a)...................... 10,500      675,360
           FMC Technologies, Inc.*(a)............  6,200      418,252
                                                         ------------
                                                            1,566,900
                                                         ------------
           ENERGY EQUIPMENT & SERVICES - 3.2%
           Cameron International Corp.*(a)....... 18,900      902,853
           Complete Production Services, Inc.*(a) 22,300      527,172
           Dril-Quip, Inc.*(a)...................  9,500      783,180
                                                         ------------
                                                            2,213,205
                                                         ------------

      -------------------------------------------------------------------
      SECURITY                                                  VALUE
      DESCRIPTION                                     SHARES   (NOTE 2)
      -------------------------------------------------------------------

      FINANCIAL - DIVERSIFIED - 1.4%
      IntercontinentalExchange, Inc.*(a).............  4,000 $    231,760
      Investment Technology Group, Inc.*............. 14,300      727,298
                                                             ------------
                                                                  959,058
                                                             ------------
      FINANCIAL SERVICES - 1.6%
      CIT Group, Inc................................. 14,100      737,289
      Lazard Ltd. - Class A(a).......................  8,500      343,400
                                                             ------------
                                                                1,080,689
                                                             ------------
      FOOD & DRUG RETAILING - 1.9%
      Omnicare, Inc.(a).............................. 11,400      540,588
      Safeway, Inc................................... 28,200      733,200
                                                             ------------
                                                                1,273,788
                                                             ------------
      HEALTH CARE EQUIPMENT & SUPPLIES - 4.2%
      Cytyc Corp.*................................... 10,400      263,744
      DENTSPLY International, Inc.................... 16,400      993,840
      Henry Schein, Inc.*............................ 22,000    1,028,060
      Ventana Medical Systems, Inc.*(a).............. 12,400      585,032
                                                             ------------
                                                                2,870,676
                                                             ------------
      HEALTH CARE PROVIDERS & SERVICES - 2.0%
      Community Health Systems, Inc.*(a)............. 10,600      389,550
      DaVita, Inc.*..................................  7,900      392,630
      Healthways, Inc.*(a)........................... 11,400      600,096
                                                             ------------
                                                                1,382,276
                                                             ------------
      HOTELS, RESTAURANTS & LEISURE - 5.9%
      Hilton Hotels Corp............................. 21,300      602,364
      Penn National Gaming, Inc.*(a)................. 22,600      876,428
      Scientific Games Corp. - Class A*(a)........... 29,000    1,032,980
      Starwood Hotels & Resorts Worldwide, Inc....... 22,200    1,339,548
      Tim Hortons, Inc.*(a)..........................  6,900      177,675
                                                             ------------
                                                                4,028,995
                                                             ------------
      HOUSEHOLD DURABLES - 0.8%
      Knoll, Inc.(a)................................. 29,400      539,784
                                                             ------------
      INDUSTRIAL CONGLOMERATES - 0.9%
      ITT Industries, Inc............................ 13,200      653,400
                                                             ------------
      INSURANCE - 0.7%
      HealthExtras, Inc.*(a)......................... 16,800      507,696
                                                             ------------
      INTERNET SOFTWARE & SERVICES - 4.4%
      Akamai Technologies, Inc.*(a).................. 32,500    1,176,175
      Equinix, Inc.*(a)..............................  9,100      499,226
      Sohu.com, Inc.*(a)............................. 21,300      549,327
      WebEx Communications, Inc.*(a)................. 21,900      778,326
                                                             ------------
                                                                3,003,054
                                                             ------------
      IT CONSULTING & SERVICES - 2.9%
      CACI International, Inc. - Class A*(a).........  9,400      548,302
      Cognizant Technology Solutions Corp. - Class A* 13,700      922,969
      FTI Consulting, Inc.*(a)....................... 20,200      540,754
                                                             ------------
                                                                2,012,025
                                                             ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


        ----------------------------------------------------------------
        SECURITY                                               VALUE
        DESCRIPTION                                  SHARES   (NOTE 2)
        ----------------------------------------------------------------

        MACHINERY - 3.3%
        Dover Corp.................................. 31,200 $  1,542,216
        Ingersoll-Rand Co. - Class A................ 16,700      714,426
                                                            ------------
                                                               2,256,642
                                                            ------------
        MEDIA - 4.9%
        Lamar Advertising Co. - Class A*(a)......... 35,900    1,933,574
        Rogers Communications, Inc. - Class B....... 19,500      787,800
        Univision Communications, Inc. - Class A*(a) 20,300      680,050
                                                            ------------
                                                               3,401,424
                                                            ------------
        METALS & MINING - 0.8%
        Nucor Corp..................................  9,800      531,650
                                                            ------------
        OIL & GAS - 6.1%
        Halliburton Co..............................  9,100      675,311
        Smith International, Inc.(a)................ 17,100      760,437
        Weatherford International, Ltd.*............ 34,200    1,697,004
        Western Refining, Inc.(a)................... 12,800      276,224
        XTO Energy, Inc............................. 17,653      781,498
                                                            ------------
                                                               4,190,474
                                                            ------------
        PHARMACEUTICALS - 2.3%
        Covance, Inc.*.............................. 14,400      881,568
        Nektar Therapeutics*(a)..................... 29,200      535,528
        Shire Plc (ADR).............................  4,500      199,035
                                                            ------------
                                                               1,616,131
                                                            ------------
        RETAIL - SPECIALTY - 4.7%
        MSC Industrial Direct Co., Inc. - Class A... 13,300      632,681
        Nordstrom, Inc..............................  7,900      288,350
        O' Reilly Automotive, Inc.*................. 19,500      608,205
        Too, Inc.*(a)............................... 33,800    1,297,582
        Tractor Supply Co.*(a)......................  7,500      414,525
                                                            ------------
                                                               3,241,343
                                                            ------------
        SEMICONDUCTOR EQUIPMENT & PRODUCTS - 6.8%
        Freescale Semiconductor, Inc. - Class A*(a). 24,000      696,000
        Intersil Corp. - Class A.................... 34,700      806,775
        MEMC Electronic Materials, Inc.*............ 19,100      716,250
        Microchip Technology, Inc................... 26,600      892,430
        National Semiconductor Corp................. 33,500      798,975
        NVIDIA Corp.*............................... 27,200      579,088
        PMC-Sierra, Inc.*(a)........................ 21,400      201,160
                                                            ------------
                                                               4,690,678
                                                            ------------
        SOFTWARE - 3.4%
        Autodesk, Inc.*.............................  4,700      161,962
        Citrix Systems, Inc.*....................... 27,700    1,111,878
        Informatica Corp.*(a)....................... 44,500      585,620
        Red Hat, Inc.*(a)........................... 19,100      446,940
                                                            ------------
                                                               2,306,400
                                                            ------------

     ----------------------------------------------------------------------
     SECURITY                                     SHARES/PAR     VALUE
     DESCRIPTION                                    AMOUNT      (NOTE 2)
     ----------------------------------------------------------------------

     TELECOMMUNICATION SERVICES - DIVERSIFIED - 1.2%
     Harris Corp.................................      20,300 $    842,653
                                                              ------------
     TRANSPORTATION - 1.4%
     Heartland Express, Inc.(a)..................      16,366      292,788
     SEACOR Holdings, Inc.*(a)...................       8,300      681,430
                                                              ------------
                                                                   974,218
                                                              ------------
     TRUCKING & FREIGHT FORWARDING - 2.1%
     Landstar System, Inc........................      30,100    1,421,623
                                                              ------------
     Total Common Stocks
     (Cost $59,293,876)                                         64,392,427
                                                              ------------

     SHORT-TERM INVESTMENTS - 35.4%
     State Street Bank & Trust Co., Repurchase
       Agreement, dated 06/30/06 at 3.400% to
       be repurchased at $6,795,925 on
       07/03/06 collateralized by $7,120,000
       FNMA 4.250% due 05/15/09 with a value
       of $6,930,879............................. $ 6,794,000    6,794,000
     State Street Navigator Securities Lending
       Prime Portfolio(b)........................  17,566,553   17,566,553
                                                              ------------
     Total Short-Term Investments
     (Cost $24,360,553)                                         24,360,553
                                                              ------------

     TOTAL INVESTMENTS - 129.0%
     (Cost $83,654,429)                                         88,752,980

     Other Assets and Liabilities (net) - (29.0%)              (19,951,098)
                                                              ------------

     TOTAL NET ASSETS - 100.0%                                $ 68,801,882
                                                              ============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depository Receipt

FNMA - Federal National Mortgage Association

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT MID-CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


         -------------------------------------------------------------
         SECURITY                                           VALUE
         DESCRIPTION                            SHARES     (NOTE 2)
         -------------------------------------------------------------

         COMMON STOCKS - 96.9%
         CHEMICALS - 7.5%
         Chemtura Corp........................   435,200 $   4,064,768
         Eastman Chemical Co..................   151,500     8,181,000
         Monsanto Co..........................    58,800     4,950,372
         Mosaic Co.*(a).......................   390,400     6,109,760
         Potash Corp. of Saskatchewan, Inc....    31,036     2,668,165
                                                         -------------
                                                            25,974,065
                                                         -------------
         COMMERCIAL SERVICES & SUPPLIES - 7.6%
         Allied Waste Industries, Inc.*(a)....   214,100     2,432,176
         R. R. Donnelley & Sons Co............   246,324     7,870,052
         R.H. Donnelley Corp.(a)..............   136,700     7,391,369
         Sabre Holdings Corp..................   394,600     8,681,200
                                                         -------------
                                                            26,374,797
                                                         -------------
         COMMUNICATIONS EQUIPMENT & SERVICES - 3.9%
         Avaya, Inc.*(a)......................   497,100     5,676,882
         JDS Uniphase Corp.*.................. 1,242,000     3,142,260
         Tellabs, Inc.*.......................   358,200     4,767,642
                                                         -------------
                                                            13,586,784
                                                         -------------
         CONTAINERS & PACKAGING - 4.1%
         Ball Corp............................   179,700     6,656,088
         Pactiv Corp.*........................   312,200     7,726,950
                                                         -------------
                                                            14,383,038
                                                         -------------
         ELECTRIC UTILITIES - 6.2%
         Ameren Corp.(a)......................   137,200     6,928,600
         CMS Energy Corp.*....................   452,700     5,857,938
         Northeast Utilities(a)...............   303,900     6,281,613
         Puget Energy, Inc....................   112,100     2,407,908
                                                         -------------
                                                            21,476,059
                                                         -------------
         FOOD & DRUG RETAILING - 1.0%
         Safeway, Inc.........................   138,800     3,608,800
                                                         -------------
         HEALTH CARE EQUIPMENT & SUPPLIES - 1.0%
         Bausch & Lomb, Inc.(a)...............    70,400     3,452,416
                                                         -------------
         HEALTH CARE PROVIDERS & SERVICES - 1.1%
         Aetna, Inc...........................    93,300     3,725,469
                                                         -------------
         HOTELS, RESTAURANTS & LEISURE - 2.5%
         Brinker International, Inc...........   133,800     4,856,940
         OSI Restaurant Partners, Inc.(a).....    87,700     3,034,420
         Yum! Brands, Inc.....................    13,900       698,753
                                                         -------------
                                                             8,590,113
                                                         -------------
         HOUSEHOLD DURABLES - 4.9%
         American Greetings Corp. - Class A(a)   193,300     4,061,233
         Newell Rubbermaid, Inc...............   165,400     4,272,282
         Snap-On, Inc.........................   146,400     5,917,488
         Tupperware Corp.(a)..................   135,400     2,666,026
                                                         -------------
                                                            16,917,029
                                                         -------------

          -----------------------------------------------------------
          SECURITY                                         VALUE
          DESCRIPTION                           SHARES    (NOTE 2)
          -----------------------------------------------------------

          INDUSTRIAL CONGLOMERATES - 1.8%
          Hubbell, Inc. - Class B.............. 131,200 $   6,251,680
                                                        -------------
          INSURANCE - 10.3%
          ACE, Ltd.............................  50,100     2,534,559
          Conseco, Inc.*....................... 260,200     6,010,620
          Everest Reinsurance Group, Ltd.......  40,300     3,488,771
          Genworth Financial, Inc. - Class A... 111,900     3,898,596
          PartnerRe, Ltd.(a)................... 105,500     6,757,275
          PMI Group, Inc. (The)(a).............  55,500     2,474,190
          SAFECO Corp..........................  85,500     4,817,925
          XL Capital, Ltd. - Class A...........  93,800     5,749,940
                                                        -------------
                                                           35,731,876
                                                        -------------
          INTERNET SOFTWARE & SERVICES - 1.9%
          McAfee, Inc.*........................ 273,600     6,640,272
                                                        -------------
          MACHINERY - 4.0%
          CNH Global N.V.......................  67,300     1,609,816
          Cummins, Inc.........................  40,700     4,975,575
          Timken Co............................ 221,500     7,422,465
                                                        -------------
                                                           14,007,856
                                                        -------------
          MEDIA - 3.9%
          Clear Channel Communications, Inc.(a) 214,300     6,632,585
          Interpublic Group of Cos., Inc.*(a).. 827,400     6,908,790
                                                        -------------
                                                           13,541,375
                                                        -------------
          OIL & GAS - 8.3%
          EOG Resources, Inc...................  86,100     5,970,174
          GlobalSantaFe Corp................... 116,300     6,716,325
          Halliburton Co.......................  86,400     6,411,744
          NiSource, Inc........................ 304,600     6,652,464
          Southwest Gas Corp.(a)............... 100,900     3,162,206
                                                        -------------
                                                           28,912,913
                                                        -------------
          PAPER & FOREST PRODUCTS - 3.1%
          Bowater, Inc.(a)..................... 176,700     4,019,925
          MeadWestvaco Corp.................... 242,000     6,759,060
                                                        -------------
                                                           10,778,985
                                                        -------------
          PHARMACEUTICALS - 4.0%
          King Pharmaceuticals, Inc.*.......... 423,000     7,191,000
          Mylan Laboratories, Inc.............. 330,375     6,607,500
                                                        -------------
                                                           13,798,500
                                                        -------------
          REAL ESTATE - 2.0%
          Host Hotels & Resorts, Inc. (REIT)... 308,900     6,755,643
                                                        -------------
          RETAIL - MULTILINE - 1.4%
          Federated Department Stores, Inc..... 133,788     4,896,641
                                                        -------------
          RETAIL - SPECIALTY - 3.8%
          Foot Locker, Inc..................... 274,600     6,724,954
          OfficeMax, Inc.(a)................... 160,700     6,548,525
                                                        -------------
                                                           13,273,479
                                                        -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT MID-CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


    -----------------------------------------------------------------------
    SECURITY                                     SHARES/PAR      VALUE
    DESCRIPTION                                    AMOUNT       (NOTE 2)
    -----------------------------------------------------------------------

    SOFTWARE - 3.2%
    Cadence Design Systems, Inc.*...............     392,800 $   6,736,520
    Sybase, Inc.*(a)............................     228,700     4,436,780
                                                             -------------
                                                                11,173,300
                                                             -------------
    TELECOMMUNICATION SERVICES-DIVERSIFIED - 5.7%
    ADC Telecommunications, Inc.*(a)............     253,700     4,277,382
    CenturyTel, Inc.............................     121,900     4,528,585
    Embarq Corp.*...............................      63,100     2,586,469
    Qwest Communications International,
      Inc.*(a)..................................   1,032,800     8,355,352
                                                             -------------
                                                                19,747,788
                                                             -------------
    TRADING COMPANIES & DISTRIBUTORS - 3.7%
    Genuine Parts Co............................     156,500     6,519,790
    W.W. Grainger, Inc..........................      83,400     6,274,182
                                                             -------------
                                                                12,793,972
                                                             -------------
    Total Common Stocks
    (Cost $280,925,229)                                        336,392,850
                                                             -------------

    SHORT-TERM INVESTMENTS - 25.3%
    State Street Bank & Trust Co., Repurchase
      Agreement, dated 06/30/06 at 3.400% to
      be repurchased at $9,979,827 on
      07/03/06 collateralized by
      $10,455,000 FNMA 4.250% due
      05/15/09 with a value
      of $10,177,294............................ $ 9,977,000     9,977,000
    State Street Navigator Securities Lending
      Prime Portfolio(b)........................  77,972,828    77,972,828
                                                             -------------
    Total Short-Term Investments
    (Cost $87,949,828)                                          87,949,828
                                                             -------------

    TOTAL INVESTMENTS - 122.2%
    (Cost $368,875,057)                                        424,342,678

    Other Assets and Liabilities (net) - (22.2%)               (77,178,471)
                                                             -------------

    TOTAL NET ASSETS - 100.0%                                $ 347,164,207
                                                             =============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

FNMA - Federal National Mortgage Association

REIT - Real Estate Investment Trust

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MERCURY LARGE-CAP CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


          -----------------------------------------------------------
          SECURITY                                         VALUE
          DESCRIPTION                           SHARES    (NOTE 2)
          -----------------------------------------------------------

          COMMON STOCKS - 99.9%
          AEROSPACE & DEFENSE - 4.6%
          Boeing Co. (The).....................  23,000 $   1,883,930
          Lockheed Martin Corp.................  22,000     1,578,280
          Northrop Grumman Corp................  16,000     1,024,960
          Raytheon Co..........................  33,000     1,470,810
                                                        -------------
                                                            5,957,980
                                                        -------------
          AIRLINES - 1.0%
          AMR Corp.*(a)........................  52,000     1,321,840
                                                        -------------
          AUTOMOBILES - 1.1%
          Harley-Davidson, Inc.(a).............  26,000     1,427,140
                                                        -------------
          BANKS - 0.8%
          Bank of America Corp.................  21,000     1,010,100
                                                        -------------
          BUILDING PRODUCTS - 0.8%
          Louisiana-Pacific Corp...............  45,000       985,500
                                                        -------------
          COMMERCIAL SERVICES & SUPPLIES - 0.5%
          Convergys Corp.*.....................  21,000       409,500
          Hewitt Associates, Inc.*.............   9,000       202,320
                                                        -------------
                                                              611,820
                                                        -------------
          COMMUNICATIONS EQUIPMENT & SERVICES - 3.4%
          Cisco Systems, Inc.*................. 129,000     2,519,370
          Motorola, Inc........................  89,000     1,793,350
                                                        -------------
                                                            4,312,720
                                                        -------------
          COMPUTERS & PERIPHERALS - 5.7%
          Dell, Inc.*..........................  64,000     1,562,240
          Hewlett-Packard Co...................  67,000     2,122,560
          International Business Machines Corp.  32,000     2,458,240
          NCR Corp.*...........................  34,000     1,245,760
                                                        -------------
                                                            7,388,800
                                                        -------------
          ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.5%
          Agilent Technologies, Inc.*..........  41,000     1,293,960
          Solectron Corp.*..................... 166,000       567,720
                                                        -------------
                                                            1,861,680
                                                        -------------
          FINANCIAL - DIVERSIFIED - 11.2%
          Bear Stearns Cos., Inc. (The)........  11,000     1,540,880
          Charles Schwab Corp. (The)...........  88,000     1,406,240
          Citigroup, Inc.......................  27,000     1,302,480
          Goldman Sachs Group, Inc. (The)......  13,000     1,955,590
          JP Morgan Chase & Co.................  66,000     2,772,000
          Lehman Brothers Holdings, Inc........  25,000     1,628,750
          Morgan Stanley.......................  34,000     2,149,140
          Prudential Financial, Inc.(a)........  21,000     1,631,700
                                                        -------------
                                                           14,386,780
                                                        -------------
          FOOD PRODUCTS - 1.3%
          Archer-Daniels-Midland Co............  39,000     1,609,920
                                                        -------------
          HEALTH CARE EQUIPMENT & SUPPLIES - 1.1%
          Becton, Dickinson & Co...............  23,000     1,405,990
                                                        -------------

            --------------------------------------------------------
            SECURITY                                      VALUE
            DESCRIPTION                         SHARES   (NOTE 2)
            --------------------------------------------------------

            HEALTH CARE PROVIDERS & SERVICES - 5.5%
            Aetna, Inc......................... 33,000 $   1,317,690
            AmerisourceBergen Corp............. 32,000     1,341,440
            Express Scripts, Inc.*............. 17,000     1,219,580
            Humana, Inc.*......................  3,000       161,100
            McKesson Corp...................... 28,000     1,323,840
            WellPoint, Inc.*................... 24,000     1,746,480
                                                       -------------
                                                           7,110,130
                                                       -------------
            HOUSEHOLD PRODUCTS - 0.4%
            Procter & Gamble Co. (The)......... 10,000       556,000
                                                       -------------
            INDUSTRIAL - DIVERSIFIED - 2.9%
            General Electric Co................ 71,000     2,340,160
            Rockwell Automation, Inc........... 20,000     1,440,200
                                                       -------------
                                                           3,780,360
                                                       -------------
            INSURANCE - 2.8%
            American International Group, Inc..  2,000       118,100
            Nationwide Financial Services,
              Inc., Class A(a)................. 22,000       969,760
            PMI Group, Inc. (The)(a)........... 19,000       847,020
            Principal Financial Group, Inc.....  5,000       278,250
            SAFECO Corp........................ 24,000     1,352,400
                                                       -------------
                                                           3,565,530
                                                       -------------
            INTERNET SOFTWARE & SERVICES - 1.0%
            McAfee, Inc.*...................... 54,000     1,310,580
                                                       -------------
            IT CONSULTING & SERVICES - 0.2%
            Computer Sciences Corp.*...........  6,000       290,640
                                                       -------------
            MACHINERY - 1.4%
            Caterpillar, Inc................... 24,000     1,787,520
                                                       -------------
            MEDIA - 1.5%
            Walt Disney Co. (The).............. 66,000     1,980,000
                                                       -------------
            METALS & MINING - 5.5%
            Alcoa, Inc......................... 33,000     1,067,880
            Freeport-McMoRan Copper & Gold,
              Inc. - Class B................... 27,000     1,496,070
            Nucor Corp......................... 29,000     1,573,250
            Phelps Dodge Corp.................. 17,000     1,396,720
            United States Steel Corp........... 22,000     1,542,640
                                                       -------------
                                                           7,076,560
                                                       -------------
            OIL & GAS - 19.6%
            Anadarko Petroleum Corp.(a)........ 33,000     1,573,770
            Apache Corp........................ 16,000     1,092,000
            Chevron Corp....................... 20,000     1,241,200
            ConocoPhillips..................... 37,000     2,424,610
            Devon Energy Corp.................. 27,000     1,631,070
            EOG Resources, Inc................. 22,000     1,525,480
            Exxon Mobil Corp................... 85,000     5,214,750
            Hess Corp.......................... 28,000     1,479,800
            Kerr-McGee Corp.................... 26,000     1,803,100

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MERCURY LARGE-CAP CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


        ---------------------------------------------------------------
        SECURITY                                             VALUE
        DESCRIPTION                               SHARES    (NOTE 2)
        ---------------------------------------------------------------

        OIL & GAS - CONTINUED
        Marathon Oil Corp........................  21,000 $   1,749,300
        Occidental Petroleum Corp................  18,000     1,845,900
        Sunoco, Inc..............................  19,000     1,316,510
        Tesoro Corp..............................   6,000       446,160
        Valero Energy Corp.......................  28,000     1,862,560
                                                          -------------
                                                             25,206,210
                                                          -------------
        PHARMACEUTICALS - 6.6%
        Caremark Rx, Inc.........................  30,000     1,496,100
        Johnson & Johnson........................  34,000     2,037,280
        Merck & Co., Inc.........................  59,000     2,149,370
        Pfizer, Inc.............................. 121,000     2,839,870
                                                          -------------
                                                              8,522,620
                                                          -------------
        RETAIL - MULTILINE - 2.4%
        J.C. Penney Co., Inc.....................  22,000     1,485,220
        Kohl's Corp.*............................  27,000     1,596,240
                                                          -------------
                                                              3,081,460
                                                          -------------
        RETAIL - SPECIALTY - 5.1%
        Best Buy Co., Inc........................  29,000     1,590,360
        MSC Industrial Direct Co., Inc. - Class A  11,000       523,270
        Nordstrom, Inc...........................  36,000     1,314,000
        Staples, Inc.............................  59,000     1,434,880
        Starbucks Corp.*.........................  45,000     1,699,200
                                                          -------------
                                                              6,561,710
                                                          -------------
        SEMICONDUCTOR EQUIPMENT & PRODUCTS - 6.5%
        Advanced Micro Devices, Inc.*............  42,000     1,025,640
        Analog Devices, Inc......................  33,000     1,060,620
        Lam Research Corp.*......................  29,000     1,351,980
        Micron Technology, Inc.*.................  41,000       617,460
        National Semiconductor Corp..............  48,000     1,144,800
        NVIDIA Corp.*............................  65,000     1,383,850
        Texas Instruments, Inc...................  58,000     1,756,820
                                                          -------------
                                                              8,341,170
                                                          -------------
        SOFTWARE - 5.3%
        BEA Systems, Inc.*....................... 108,000     1,413,720
        CA Inc...................................  44,090       906,050
        Citrix Systems, Inc.*....................  19,000       762,660
        Intuit, Inc.*............................  23,000     1,388,970
        Microsoft Corp...........................  49,000     1,141,700
        Red Hat, Inc.*(a)........................  50,000     1,170,000
                                                          -------------
                                                              6,783,100
                                                          -------------
        TOBACCO - 0.2%
        Altria Group, Inc........................   3,000       220,290
                                                          -------------
        Total Common Stocks
        (Cost $111,844,290)                                 128,454,150
                                                          -------------

     ---------------------------------------------------------------------
     SECURITY                                    SHARES/PAR     VALUE
     DESCRIPTION                                   AMOUNT      (NOTE 2)
     ---------------------------------------------------------------------

     ESCROWED SHARES - 0.0%
     ESC Seagate Technology(b)
       (Cost $0)................................ $   27,200 $          27
                                                            -------------
     SHORT-TERM INVESTMENT - 5.3%
     State Street Navigator Securities Lending
       Prime Portfolio(c)
       (Cost $6,858,675)........................  6,858,675     6,858,675
                                                            -------------

     TOTAL INVESTMENTS - 105.2%
     (Cost $118,702,965)                                      135,312,852

     Other Assets and Liabilities (net) - (5.2%)               (6,718,217)
                                                            -------------

     TOTAL NET ASSETS - 100.0%                              $ 128,594,635
                                                            =============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Illiquid securities representing in the aggregate 0.00% of net assets.

(c) Represents investment of collateral received from securities lending transactions.

                       See notes to financial statements

MET INVESTORS SERIES TRUST
METLIFE AGGRESSIVE STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)



       -----------------------------------------------------------------
       SECURITY
       DESCRIPTION                                SHARES       VALUE
       -----------------------------------------------------------------

       INVESTMENT COMPANY SECURITIES - 100.0%
       Davis Venture Value Portfolio (Class A)*. 2,760,602 $ 87,096,992
       Goldman Sachs Mid-Cap Value Portfolio
         (Class A).............................. 1,206,069   15,703,020
       Harris Oakmark Focused Value Portfolio
         (Class A)*.............................   225,896   54,293,989
       Harris Oakmark International Portfolio
         (Class A).............................. 2,811,306   46,245,989
       Janus Aggressive Growth Portfolio
         (Class A).............................. 9,380,882   75,609,908
       Jennison Growth Portfolio (Class A)*..... 3,912,719   45,387,535
       Legg Mason Value Equity Portfolio
         (Class A).............................. 6,189,336   62,821,762
       Lord Abbett Growth and Income Portfolio
         (Class A).............................. 2,970,629   78,008,711
       Met/AIM Small Cap Growth Portfolio
         (Class A).............................. 2,340,901   29,893,308
       MFS(R) Emerging Markets Equity Portfolio
         (Class A).............................. 3,207,406   28,032,729
       MFS(R) Research International Portfolio
         (Class A).............................. 2,884,001   37,636,217
       RCM Global Technology Portfolio
         (Class A).............................. 5,779,476   27,799,280
       Third Avenue Small Cap Value Portfolio
         (Class A).............................. 4,307,237   70,294,110
       Turner Mid-Cap Growth Portfolio
         (Class A).............................. 1,785,628   22,302,494
       Van Kampen Comstock Portfolio (Class A).. 8,171,434   87,107,488
                                                           ------------
       Total Investment Company Securities
       (Cost $751,217,083)                                  768,233,532
                                                           ------------

       TOTAL INVESTMENTS - 100.0%
       (Cost $751,217,083)                                  768,233,532

       Other Assets and Liabilities (net) - 0.0%               (252,317)
                                                           ------------

       TOTAL NET ASSETS - 100.0%                           $767,981,215
                                                           ============

PORTFOLIO FOOTNOTES:

* A portfolio of Metropolitan Series Fund, Inc.

                       See notes to financial statements

MET INVESTORS SERIES TRUST
METLIFE BALANCED STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)



      -------------------------------------------------------------------
      SECURITY
      DESCRIPTION                                SHARES        VALUE
      -------------------------------------------------------------------

      INVESTMENT COMPANY SECURITIES - 100.0%
      Davis Venture Value Portfolio
        (Class A)*............................ 10,844,466 $   342,142,904
      Goldman Sachs Mid-Cap Value Portfolio
        (Class A).............................  6,516,603      84,846,174
      Harris Oakmark Focused Value Portfolio
        (Class A)*............................    697,250     167,584,087
      Harris Oakmark International Portfolio
        (Class A)............................. 10,126,462     166,580,301
      Janus Aggressive Growth Portfolio
        (Class A)............................. 15,215,900     122,640,155
      Jennison Growth Portfolio (Class A)*.... 10,575,681     122,677,896
      Lazard Mid-Cap Portfolio (Class A)...... 10,266,590     126,689,725
      Legg Mason Value Equity Portfolio
        (Class A)............................. 25,076,334     254,524,785
      Loomis Sayles Global Markets Portfolio
        (Class A)............................. 17,398,667     162,329,559
      Lord Abbett Bond Debenture Portfolio
        (Class A)............................. 25,723,960     300,713,089
      Lord Abbett Growth and Income
        Portfolio (Class A)...................  9,628,728     252,850,410
      Met/AIM Small Cap Growth Portfolio
        (Class A).............................  6,331,308      80,850,807
      MFS(R) Emerging Markets Equity Portfolio
        (Class A).............................  8,688,014      75,933,244
      MFS(R) Research International Portfolio
        (Class A).............................  9,357,357     122,113,505
      Neuberger Berman Real Estate Portfolio
        (Class A).............................  5,924,800      90,471,690
      Oppenheimer Capital Appreciation
        Portfolio (Class A)................... 24,114,557     206,902,901
      PIMCO Inflation Protected Bond
        Portfolio (Class A)................... 30,924,914     307,702,896
      PIMCO Total Return Portfolio
        (Class A)............................. 31,058,027     348,781,639
      T. Rowe Price Mid-Cap Growth Portfolio
        (Class A).............................  9,919,458      82,430,696
      Third Avenue Small Cap Value Portfolio
        (Class A)............................. 12,930,537     211,026,363

      --------------------------------------------------------------------
      SECURITY
      DESCRIPTION                                 SHARES        VALUE
      --------------------------------------------------------------------

      INVESTMENT COMPANY SECURITIES - CONTINUED
      Turner Mid-Cap Growth Portfolio
        (Class A)..............................  6,439,481 $   80,429,121
      Van Kampen Comstock Portfolio
        (Class A).............................. 28,082,090    299,355,078
      Western Asset Management US
        Government Portfolio (Class A)*........ 18,579,545    218,867,043
                                                           --------------
      Total Investment Company Securities
      (Cost $4,227,039,944)                                 4,228,444,068
                                                           --------------

      TOTAL INVESTMENTS - 100.0%
      (Cost $4,227,039,944)                                 4,228,444,068

      Other Assets and Liabilities (net) - 0.0%                (1,146,118)
                                                           --------------

      TOTAL NET ASSETS - 100.0%                            $4,227,297,950
                                                           ==============

PORTFOLIO FOOTNOTES:

* A portfolio of Metropolitan Series Fund, Inc.

                       See notes to financial statements

MET INVESTORS SERIES TRUST
METLIFE DEFENSIVE STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)



       ------------------------------------------------------------------
       SECURITY                                                VALUE
       DESCRIPTION                                 SHARES     (NOTE 2)
       ------------------------------------------------------------------

       INVESTMENT COMPANY SECURITIES - 100.0%
       Davis Venture Value Portfolio (Class A)*..   297,260 $  9,378,567
       Goldman Sachs Mid-Cap Value Portfolio
         (Class A)...............................   715,926    9,321,358
       Harris Oakmark International Portfolio
         (Class A)...............................   556,607    9,156,188
       Jennison Growth Portfolio (Class A)*......   776,573    9,008,244
       Lazard Mid-Cap Portfolio (Class A)........   751,745    9,276,532
       Legg Mason Value Equity Portfolio
         (Class A)............................... 1,833,218   18,607,167
       Loomis Sayles Global Markets Portfolio
         (Class A)............................... 1,919,239   17,906,499
       Lord Abbett Bond Debenture Portfolio
         (Class A)............................... 3,212,232   37,550,989
       Lord Abbett Growth and Income Portfolio
         (Class A)...............................   880,371   23,118,550
       MFS(R) Research International Portfolio
         (Class A)............................... 1,379,451   18,001,828
       Neuberger Berman Real Estate Portfolio
         (Class A)...............................   647,315    9,884,493
       Oppenheimer Capital Appreciation Portfolio
         (Class A)............................... 1,592,521   13,663,831
       PIMCO Inflation Protected Bond Portfolio
         (Class A)............................... 7,700,778   76,622,738
       PIMCO Total Return Portfolio (Class A).... 8,040,185   90,291,278
       T. Rowe Price Mid-Cap Growth Portfolio
         (Class A)............................... 1,092,221    9,076,359
       Third Avenue Small Cap Value Portfolio
         (Class A)............................... 1,136,817   18,552,861
       Van Kampen Comstock Portfolio
         (Class A)............................... 1,756,981   18,729,422
       Western Asset Management US Government
         Portfolio (Class A)*.................... 6,073,365   71,544,237
                                                            ------------
       Total Investment Company Securities
       (Cost $478,366,962)                                   469,691,141
                                                            ------------

       TOTAL INVESTMENTS - 100.0%
       (Cost $478,366,962)                                   469,691,141

       Other Assets and Liabilities (net) - 0.0%                (158,710)
                                                            ------------

       TOTAL NET ASSETS - 100.0%                            $469,532,431
                                                            ============

PORTFOLIO FOOTNOTES:

* A portfolio of Metropolitan Series Fund, Inc.

                       See notes to financial statements

MET INVESTORS SERIES TRUST
METLIFE GROWTH STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)



      --------------------------------------------------------------------
      SECURITY
      DESCRIPTION                                 SHARES        VALUE
      --------------------------------------------------------------------

      INVESTMENT COMPANY SECURITIES - 100.0%
      Davis Venture Value Portfolio
        (Class A)*............................. 15,066,669 $  475,353,419
      Goldman Sachs Mid-Cap Value Portfolio
        (Class A)..............................  6,586,944     85,762,015
      Harris Oakmark Focused Value Portfolio
        (Class A)*.............................    880,791    211,698,198
      Harris Oakmark International Portfolio
        (Class A).............................. 12,795,936    210,493,143
      Janus Aggressive Growth Portfolio
        (Class A).............................. 30,785,666    248,132,469
      Jennison Growth Portfolio (Class A)*..... 17,826,640    206,789,021
      Legg Mason Value Equity Portfolio
        (Class A).............................. 25,340,626    257,207,353
      Loomis Sayles Global Markets Portfolio
        (Class A).............................. 17,602,726    164,233,434
      Lord Abbett Bond Debenture Portfolio
        (Class A)..............................  7,422,851     86,773,131
      Lord Abbett Growth and Income
        Portfolio (Class A).................... 16,217,649    425,875,461
      Met/AIM Small Cap Growth Portfolio
        (Class A)..............................  9,611,313    122,736,470
      MFS(R) Emerging Markets Equity Portfolio
        (Class A).............................. 13,217,900    115,524,446
      MFS(R) Research International Portfolio
        (Class A).............................. 12,625,610    164,764,213
      Neuberger Berman Real Estate Portfolio
        (Class A)..............................  5,982,738     91,356,410
      Oppenheimer Capital Appreciation
        Portfolio (Class A)....................  9,754,617     83,694,611
      PIMCO Inflation Protected Bond
        Portfolio (Class A).................... 22,296,288    221,848,061
      RCM Global Technology Portfolio
        (Class A).............................. 15,851,429     76,245,372
      T. Rowe Price Mid-Cap Growth Portfolio
        (Class A).............................. 10,030,721     83,355,287
      Third Avenue Small Cap Value Portfolio
        (Class A).............................. 20,914,486    341,324,410
      Turner Mid-Cap Growth Portfolio
        (Class A)..............................  6,518,224     81,412,622
      Van Kampen Comstock Portfolio
        (Class A).............................. 44,580,356    475,226,595
                                                           --------------
      Total Investment Company Securities
      (Cost $4,199,401,805)                                 4,229,806,141
                                                           --------------

      TOTAL INVESTMENTS - 100.0%
      (Cost $4,199,401,805)                                 4,229,806,141

      Other Assets and Liabilities (net) - 0.0%                (1,135,621)
                                                           --------------

      TOTAL NET ASSETS - 100.0%                            $4,228,670,520
                                                           ==============

PORTFOLIO FOOTNOTES:

* A portfolio of Metropolitan Series Fund, Inc.

                       See notes to financial statements

MET INVESTORS SERIES TRUST
METLIFE MODERATE STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)



      --------------------------------------------------------------------
      SECURITY                                                 VALUE
      DESCRIPTION                                 SHARES      (NOTE 2)
      --------------------------------------------------------------------

      INVESTMENT COMPANY SECURITIES - 100.0%
      Davis Venture Value Portfolio
        (Class A)*.............................  1,818,476 $   57,372,906
      Goldman Sachs Mid-Cap Value Portfolio
        (Class A)..............................  2,186,468     28,467,816
      Harris Oakmark International Portfolio
        (Class A)..............................  1,698,540     27,940,989
      Jennison Growth Portfolio (Class A)*.....  4,732,986     54,902,636
      Lazard Mid-Cap Portfolio (Class A).......  3,444,584     42,506,167
      Legg Mason Value Equity Portfolio
        (Class A)..............................  7,008,964     71,140,989
      Loomis Sayles Global Markets Portfolio
        (Class A)..............................  5,841,981     54,505,685
      Lord Abbett Bond Debenture Portfolio
        (Class A)..............................  9,854,965    115,204,535
      Lord Abbett Growth and Income Portfolio
        (Class A)..............................  3,767,617     98,937,614
      MFS(R) Emerging Markets Equity Portfolio
        (Class A)..............................  2,924,118     25,556,791
      MFS(R) Research International Portfolio
        (Class A)..............................  3,142,257     41,006,454
      Neuberger Berman Real Estate Portfolio
        (Class A)..............................  1,986,627     30,335,798
      Oppenheimer Capital Appreciation
        Portfolio (Class A)....................  6,475,184     55,557,076
      PIMCO Inflation Protected Bond Portfolio
        (Class A).............................. 17,760,410    176,716,081
      PIMCO Total Return Portfolio (Class A)... 19,513,013    219,131,136
      T. Rowe Price Mid-Cap Growth Portfolio
        (Class A)..............................  4,993,424     41,495,353
      Third Avenue Small Cap Value Portfolio
        (Class A)..............................  3,470,331     56,635,807
      Turner Mid-Cap Growth Portfolio
        (Class A)..............................  2,163,055     27,016,556
      Van Kampen Comstock Portfolio
        (Class A)..............................  8,071,059     86,037,484
      Western Asset Management US Government
        Portfolio (Class A)*...................  9,960,576    117,335,585
                                                           --------------
      Total Investment Company Securities
      (Cost $1,445,002,516)                                 1,427,803,458
                                                           --------------

      TOTAL INVESTMENTS - 100.0%
      (Cost $1,445,002,516)                                 1,427,803,458

      Other Assets and Liabilities (net) - 0.0%                  (430,146)
                                                           --------------

      TOTAL NET ASSETS - 100.0%                            $1,427,373,312
                                                           ==============

PORTFOLIO FOOTNOTES:

* A portfolio of Metropolitan Series Fund, Inc.

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MFS(R) EMERGING MARKETS EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


       ------------------------------------------------------------------
       SECURITY                                                VALUE
       DESCRIPTION                                 SHARES     (NOTE 2)
       ------------------------------------------------------------------

       COMMON STOCKS - 93.6%
       BRAZIL - 14.3%
       Aracruz Celulose S.A. (ADR)(a)...........     45,610 $   2,390,876
       Banco Nossa Caixa S.A....................     99,430     2,112,113
       Companhia Siderurgica Nacional S.A.
         (ADR)(a)...............................     24,560       790,832
       Companhia Vale do Rio Doce (ADR).........    353,540     8,499,102
       CSU Cardsystem S.A.*.....................    199,960     1,121,918
       Petroleo Brasileiro S.A. (ADR)(a)........    159,580    14,252,090
       Submarino SA.............................     64,700     1,299,378
       Tractebel Energia S.A....................    129,280     1,026,837
       Unibanco-Uniao de Bancos Brasilieros S.A.
         (ADR)..................................     29,120     1,933,277
       Votorantim Celulose e Papel S.A.
         (ADR)(a)...............................    153,580     2,392,776
                                                            -------------
                                                               35,819,199
                                                            -------------
       CANADA - 1.1%
       Addax Petroleum Corp.*...................    100,870     2,700,421
                                                            -------------
       EGYPT - 0.6%
       Egyptian Co. for Mobile Services.........     62,523     1,401,471
                                                            -------------
       HONG KONG - 9.1%
       Aluminum Corp. of China, Ltd.............  1,340,000     1,000,350
       ASM Pacific Technology, Ltd..............    599,000     2,916,183
       China Mobile (Hong Kong), Ltd............  1,194,000     6,830,161
       China Netcom Group Corp. (Hong Kong),
         Ltd....................................    617,000     1,083,201
       China Petroleum and Chemical Corp........  4,426,000     2,534,865
       China Telecom Corp., Ltd.................  2,308,000       752,638
       CNOOC, Ltd...............................  3,084,000     2,475,475
       PetroChina Co., Ltd......................  4,892,000     5,275,671
                                                            -------------
                                                               22,868,544
                                                            -------------
       HUNGARY - 1.3%
       Gedeon Richter Rt........................      8,960     1,642,454
       OTP Bank Plc (GDR).......................     29,750     1,680,875
                                                            -------------
                                                                3,323,329
                                                            -------------
       INDIA - 2.4%
       ICICI Bank, Ltd. (ADR)...................     48,500     1,137,171
       Reliance Industries, Ltd. (GDR)
         (144A)(b)..............................    103,840     4,818,176
                                                            -------------
                                                                5,955,347
                                                            -------------
       INDONESIA - 1.5%
       PT Astra International Tbk...............    888,000       933,437
       PT Bank Central Asia Tbk.................  2,430,500     1,074,278
       PT Telekomunikasi Indonesia..............  2,113,000     1,686,948
                                                            -------------
                                                                3,694,663
                                                            -------------
       ISRAEL - 2.0%
       Bank Hapoalim B.M........................    120,240       517,701
       Bank Leumi Le-Israel.....................    336,260     1,208,155

       -----------------------------------------------------------------
       SECURITY                                               VALUE
       DESCRIPTION                                SHARES     (NOTE 2)
       -----------------------------------------------------------------

       ISRAEL - CONTINUED
       Israel Chemicals, Ltd...................    434,130 $   1,757,593
       Makhteshim-Agan Industries, Ltd.........    284,790     1,509,043
                                                           -------------
                                                               4,992,492
                                                           -------------
       LUXEMBOURG - 0.2%
       Ternium SA (ADR)*.......................     21,100       509,987
                                                           -------------
       MALAYSIA - 1.1%
       Malayan Banking Berhad..................    519,300     1,512,624
       Resorts World Berhad....................    404,500     1,288,961
                                                           -------------
                                                               2,801,585
                                                           -------------
       MEXICO - 9.0%
       Alfa S.A................................    251,800     1,271,314
       Axtel, S.A. de C.V.*....................    576,000     1,071,618
       Cemex S.A. de C.V. (ADR)*...............     80,376     4,578,992
       Consorcio ARA, S.A. de C.V..............    163,080       674,708
       Corporacion GEO S.A. de C.V.*...........    212,900       708,812
       Corporacion Moctezuma, S.A. de C.V......    561,100     1,143,317
       Grupo Financiero Banorte S.A. de C.V....  1,079,600     2,515,458
       Grupo Modelo S.A. de C.V................    686,490     2,636,463
       Grupo Televisa S.A. (ADR)...............    108,180     2,088,956
       Kimberly-Clark de Mexico, S.A. de C.V. -
         Class A...............................    696,770     2,217,299
       Telefonos de Mexico S.A. de C.V.
         (ADR)*................................    139,140     2,898,286
       Urbi, Desarrollos Urbanos, S.A. de C.V.*    295,210       687,836
                                                           -------------
                                                              22,493,059
                                                           -------------
       PERU - 1.0%
       Compania de Minas Buenaventura S.A.U.
         (ADR)(a)..............................     93,520     2,551,226
                                                           -------------
       PHILIPPINES - 1.2%
       Manila Water Co.........................  6,627,000       933,863
       Philippine Long Distance Telephone Co...     62,380     2,157,298
                                                           -------------
                                                               3,091,161
                                                           -------------
       POLAND - 1.0%
       KGHM Polska Miedz S.A...................     38,700     1,321,089
       Polski Koncern Naftowy Orlen S.A........     74,990     1,244,559
                                                           -------------
                                                               2,565,648
                                                           -------------
       RUSSIA - 7.6%
       Gazprom Neft (ADR)(a)...................     83,430     1,685,286
       GMK Norilsk Nickel (ADR)................     16,710     2,172,300
       LUKOIL (ADR)............................    127,500    10,608,000
       OAO Vimpel-Communications
         (ADR)*(a).............................     53,640     2,457,785
       Polyus Gold - Class S*..................     12,900       554,700
       Wimm-Bill-Dann Foods OJSC (ADR)(a)......     36,900     1,444,635
                                                           -------------
                                                              18,922,706
                                                           -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MFS(R) EMERGING MARKETS EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


        ----------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                               SHARES     (NOTE 2)
        ----------------------------------------------------------------

        SOUTH AFRICA - 6.2%
        ABSA Group, Ltd........................    106,140 $   1,481,926
        FirstRand, Ltd.........................    601,880     1,415,707
        Impala Platinum Holdings, Ltd..........     15,470     2,846,263
        Liberty Group, Ltd.....................    105,430     1,057,412
        MTN Group, Ltd.........................    221,530     1,632,877
        Nedbank Group, Ltd.....................     72,920     1,147,541
        Sanlam, Ltd............................    408,180       823,722
        Standard Bank Group, Ltd...............    319,950     3,430,991
        Telkom South Africa, Ltd.*.............     89,850     1,652,795
                                                           -------------
                                                              15,489,234
                                                           -------------
        SOUTH KOREA - 16.7%
        Hana Financial Group, Inc..............     30,040     1,417,104
        Hyundai Motor Co.......................     41,020     3,498,444
        Kookmin Bank...........................     87,650     7,254,771
        LG Chem, Ltd...........................     33,030     1,146,920
        LG.Philips LCD Co., Ltd. (ADR)*(a).....     48,150       872,478
        POSCO (ADR)............................     76,830     5,139,927
        Samsung Electronics Co., Ltd...........     26,200    16,720,272
        Samsung Fire & Marine Insurance Co.,
          Ltd..................................     11,780     1,576,558
        Shinhan Financial Group Co., Ltd.......     38,950     1,836,329
        Shinsegae Co., Ltd.....................      2,300     1,153,834
        SK Telecom Co., Ltd....................      4,870     1,050,307
                                                           -------------
                                                              41,666,944
                                                           -------------
        TAIWAN - 9.5%
        Acer, Inc..............................    367,000       644,376
        Asustek Computer, Inc..................    221,000       541,853
        AU Optronics Corp......................  1,378,000     1,953,317
        Cathay Financial Holding Co., Ltd......    538,000     1,175,451
        China Steel Corp.......................  1,271,000     1,262,344
        Chinatrust Financial Holding Co., Ltd..    724,000       599,803
        Formosa Chemicals & Fibre Corp.........    433,000       669,348
        Formosa Plastics Corp.*................    768,000     1,164,374
        Fubon Financial Holding Co., Ltd.......    712,000       615,492
        Hon Hai Precision Industry Co., Ltd....    862,000     5,309,304
        MediaTek, Inc..........................    120,000     1,110,234
        Mega Financial Holding Co., Ltd........    961,000       710,463
        Taiwan Semiconductor Manufacturing Co.,
          Ltd. (ADR)...........................    876,480     8,046,089
                                                           -------------
                                                              23,802,448
                                                           -------------
        THAILAND - 2.8%
        Advanced Info Service Pcl..............    526,800     1,240,760
        Bangkok Bank Pcl.......................    542,700     1,506,350
        PTT Pcl................................    304,200     1,690,000
        Siam Cement Pcl........................    289,000     1,749,161
        True Corp. Pcl*........................  4,453,900       933,731
                                                           -------------
                                                               7,120,002
                                                           -------------

      --------------------------------------------------------------------
      SECURITY                                  SHARES/PAR      VALUE
      DESCRIPTION                                 AMOUNT       (NOTE 2)
      --------------------------------------------------------------------

      TURKEY - 2.1%
      Akbank T.A.S. (ADR)(a)...................     149,950 $   1,349,549
      Turkcell Iletisim Hizmetleri AS
        (ADR)(a)...............................     124,725     1,479,245
      Turkiye Is Bankasi.......................     482,400     2,359,829
                                                            -------------
                                                                5,188,623
                                                            -------------
      UNITED KINGDOM - 2.9%
      Anglo American Plc.......................     123,570     5,055,449
      Old Mutual Plc...........................     690,570     2,081,207
                                                            -------------
                                                                7,136,656
                                                            -------------
      Total Common Stocks
      (Cost $261,006,691)                                     234,094,745
                                                            -------------

      PREFERRED STOCKS - 4.1%
      BRAZIL - 3.8%
      AES Tiete S.A............................  31,718,000       761,643
      All America Latina Logistica.............      39,650     2,689,718
      Banco Bradesco S.A.......................      57,800     1,807,001
      Cia de Bebidas das (ADR).................      61,330     2,529,862
      Companhia de Bebidas das Americas
        (ADR)(a)...............................       6,840       250,344
      Universo Online S.A.*....................     253,900     1,465,597
                                                            -------------
                                                                9,504,165
                                                            -------------
      RUSSIA - 0.3%
      Transneft(c).............................         510       890,404
                                                            -------------
      Total Preferred Stocks
      (Cost $11,420,689)                                       10,394,569
                                                            -------------

      SHORT-TERM INVESTMENTS - 11.9%
      AIG Funding, Inc. 5.260%, due
        07/03/06............................... $ 5,178,000 $   5,176,487
      State Street Navigator Securities Lending
        Prime Portfolio(d).....................  24,554,790    24,554,790
                                                            -------------
      Total Short-Term Investments
      (Cost $29,731,277)                                       29,731,277
                                                            -------------

      TOTAL INVESTMENTS - 109.6%
      (Cost $302,158,657)                                     274,220,591

      Other Assets and Liabilities (net) - (9.6%)             (24,096,875)
                                                            -------------

      TOTAL NET ASSETS - 100.0%                             $ 250,123,716
                                                            =============


                       See notes to financial statements

MET INVESTORS SERIES TRUST
MFS(R) EMERGING MARKETS EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be illiquid by the Portfolio's adviser. These securities represent in the aggregate 1.93% of net assets.

(c) Security is valued in good faith at fair value by or under the direction of the Board of Directors.

(d) Represents investment of collateral received from securities lending transactions.

ADR - American Depository Receipt

GDR - Global Depositary Receipt
Summary of Total Foreign Securities by Industry Classifications at 6/30/2006.

                                                 VALUE   PERCENT OF
             INDUSTRY                            (000)   NET ASSETS
             ------------------------------------------------------
             Automobiles....................... $  4,432     1.8%
             Banks.............................   31,508    12.6
             Beverages.........................    5,417     2.1
             Building Products.................    8,159     3.2
             Chemicals.........................   11,065     4.4
             Computers & Peripherals...........    1,186     0.5
             Electronic Equipment & Instruments    9,924     4.0
             Financial Services................   10,238     4.1
             Food Products.....................    1,445     0.6
             Hotels, Restaurants & Leisure.....    1,289     0.5
             Household Durables................    1,384     0.5
             Household Products................    2,217     0.9
             Industrial Conglomerates..........    3,444     1.4
             Insurance.........................    6,714     2.7
             Internet & Catalog Retail.........    1,299     0.5
             Media.............................    3,554     1.4
             Metals & Mining...................   29,531    11.8
             Oil & Gas.........................   43,357    17.3
             Paper & Forest Products...........    4,784     1.9
             Pharmaceuticals...................    1,642     0.7
             Retail Multiline..................    1,154     0.5
             Semiconductor Equipment & Products   28,793    11.5
             Telecommunications - Diversified..    9,478     3.8
             Telecommunications - Wireless.....   18,851     7.5
             Transportation....................    2,690     1.1
             Utilities.........................      934     0.4
                                                --------    ----
             Total............................. $244,489    97.7%
                                                ========    ====

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


      -------------------------------------------------------------------
      SECURITY                                                VALUE
      DESCRIPTION                                SHARES      (NOTE 2)
      -------------------------------------------------------------------

      COMMON STOCKS - 99.0%
      AUSTRIA - 0.8%
      Erste Bank der Oesterreichischen
        Sparkassen AG(a).......................   151,162 $     8,487,522
                                                          ---------------
      BELGIUM - 0.7%
      Umicore..................................    52,670       7,015,836
                                                          ---------------
      BRAZIL - 4.9%
      Aracruz Celulose S.A. (ADR)(a)...........   102,760       5,386,679
      Banco Nossa Caixa S.A....................   142,570       3,028,501
      Companhia Siderurgica Nacional
        S.A. (ADR)(a)..........................   206,780       6,658,316
      Companhia Vale do Rio Doce (ADR).........   531,330      12,773,173
      CSU Cardsystem S.A.*.....................   518,560       2,909,492
      Equatorial Energia S.A.*.................   528,750       3,662,549
      Petroleo Brasileiro S.A. (ADR)...........    45,680       4,079,681
      Unibanco-Uniao de Bancos Brasilieros
        S.A. (ADR).............................    98,210       6,520,162
      Universo Online S.A.*....................   493,200       2,846,918
      Votorantim Celulose e Papel S.A. (ADR)(a)   333,200       5,191,256
                                                          ---------------
                                                               53,056,727
                                                          ---------------
      CANADA - 1.6%
      Canadian Natural Resources Ltd...........    46,890       2,595,561
      Rogers Communications Inc................    77,060       3,103,825
      Telus Corp...............................   267,400      11,038,943
                                                          ---------------
                                                               16,738,329
                                                          ---------------
      FRANCE - 10.9%
      Axa(a)...................................   524,570      17,161,766
      BNP Paribas S.A.(a)......................   203,315      19,413,184
      Cap Gemini S.A.(a).......................   136,970       7,792,545
      Credit Agricole S.A.(a)..................   339,320      12,875,784
      LVMH Moet Hennessy Louis Vuitton S.A.....    69,260       6,867,686
      Pernod Ricard S.A.(a)....................    23,550       4,660,659
      Schneider Electric S.A.(a)...............   128,905      13,424,428
      Suez S.A.(a).............................   172,052       7,132,391
      Total S.A.(a)............................   385,610      25,267,822
      Vallourec S.A.(a)........................     1,880       2,258,053
                                                          ---------------
                                                              116,854,318
                                                          ---------------
      GERMANY - 6.4%
      Bayer AG.................................   316,010      14,493,324
      Bayerische Motoren Werke (BMW) AG........   221,540      11,040,332
      Continental AG...........................   104,080      10,606,893
      E.On AG(a)...............................   175,920      20,204,255
      Siemens AG...............................   138,080      12,002,888
                                                          ---------------
                                                               68,347,692
                                                          ---------------
      HONG KONG - 1.0%
      CNOOC, Ltd.(a)........................... 7,152,000       5,740,791
      Li & Fung, Ltd........................... 2,616,000       5,325,503
                                                          ---------------
                                                               11,066,294
                                                          ---------------

       ------------------------------------------------------------------
       SECURITY                                               VALUE
       DESCRIPTION                               SHARES      (NOTE 2)
       ------------------------------------------------------------------

       HUNGARY - 0.6%
       OTP Bank, Ltd. (GDR)....................   111,880 $     6,321,220
                                                          ---------------
       INDONESIA - 0.2%
       PT Indosat Tbk*......................... 4,886,000       2,251,618
                                                          ---------------
       IRELAND - 0.2%
       Depfa Bank Plc..........................   143,980       2,384,526
                                                          ---------------
       ITALY - 4.4%
       Assicurazioni Generali S.p.A.(a)........   398,340      14,472,291
       Fastweb*(a).............................   138,501       6,007,643
       Italcementi S.p.A.(a)...................   356,000       5,814,292
       Italcementi S.p.A.(a)...................   171,360       4,323,956
       Saipem S.p.A.(a)........................   164,530       3,737,296
       UniCredito Italiano S.p.A.(a)........... 1,646,680      12,853,537
                                                          ---------------
                                                               47,209,015
                                                          ---------------
       JAPAN - 15.8%
       Aeon Credit Service Co., Ltd.(a)........   115,200       2,809,286
       Aiful Corp.(a)..........................    96,750       5,152,663
       Asahi Glass Co.(a)......................   588,000       7,466,283
       Capcom Co., Ltd.(a).....................   283,600       3,394,642
       FANUC, Ltd..............................    59,500       5,366,722
       K. K. DaVinci Advisors*(a)..............     7,647       7,518,441
       Kao Corp................................   419,000      10,986,515
       Konami Corp.(a).........................   119,600       2,636,310
       Konica Minolta Holdings, Inc.*..........   371,000       4,703,843
       Mitsubishi Corp.........................   366,800       7,364,898
       Mitsubishi UFJ Finacial Group, Inc......     1,027      14,320,860
       Namco Bandai Holdings, Inc.(a)..........   183,700       2,794,749
       Nintendo Co., Ltd.......................    37,700       6,343,286
       Nippon Electric Glass Co., Ltd.(a)......   176,000       3,544,121
       Nippon Television Network Corp..........    31,450       4,269,314
       Nissan Motor Co., Ltd.(a)...............   916,400      10,062,163
       ORIX Corp...............................    36,110       8,805,628
       Shinsei Bank, Ltd....................... 1,101,000       6,991,923
       Sumitomo Mitsui Financial Group, Inc.(a)     1,281      13,589,272
       Sundrug Co., Ltd.(a)....................   102,100       2,518,330
       Takefuji Corp...........................    81,300       4,854,131
       Tokyo Gas Co., Ltd.(a).................. 1,603,000       7,574,472
       Toyota Motor Corp.......................   145,900       7,628,973
       Yamada Denki Co., Ltd...................    59,500       6,051,730
       Yamanouchi Pharmaceutical Co., Ltd......   337,200      12,399,747
                                                          ---------------
                                                              169,148,302
                                                          ---------------
       LUXEMBOURG - 0.3%
       Ternium S.A. (ADR)*.....................   120,720 $     2,917,802
                                                          ---------------
       MEXICO - 4.0%
       America Movil S.A. de C.V. (ADR)(a).....   202,150       6,723,509
       Cemex S.A. de C.V. (ADR)*...............   197,781      11,267,571
       Consorico ARA, S.A. de C.V..............   346,140       1,432,079
       Grupo Aeroportuario del Pacifico
         S.A. de C.V. (ADR)....................    76,030       2,421,555
       Grupo Elektra, S.A. de C.V..............   307,690       2,916,453

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


     ---------------------------------------------------------------------
     SECURITY                                                   VALUE
     DESCRIPTION                                   SHARES      (NOTE 2)
     ---------------------------------------------------------------------

     MEXICO - CONTINUED
     Grupo Modelo S.A. de C.V.................... 1,403,350      5,389,562
     Grupo Televisa S.A. (ADR)...................   506,280      9,776,267
     Kimberly-Clark de Mexico, S.A. de C.V.......   471,860      1,501,578
     Urbi, Desarrollos Urbanos, S.A. de C.V.*....   556,330      1,296,244
                                                            --------------
                                                                42,724,818
                                                            --------------
     NETHERLANDS - 4.4%
     Koninklijke (Royal) Philips Electronics N.V.   336,580     10,513,129
     Royal Dutch Shell Plc.......................   813,180     27,361,272
     TomTom N.V.*(a).............................    81,320      3,153,588
     TPG N.V.....................................   187,680      6,712,675
                                                            --------------
                                                                47,740,664
                                                            --------------
     NORWAY - 2.5%
     Norsk Hydro ASA(a)..........................   191,050      5,092,646
     Statoil ASA(a)..............................   426,050     12,095,883
     Telenor ASA(a)..............................   796,280      9,616,652
                                                            --------------
                                                                26,805,181
                                                            --------------
     SINGAPORE - 2.1%
     DBS Group Holdings, Ltd.....................   956,000     10,912,305
     Singapore Exchange, Ltd..................... 1,172,000      2,588,064
     Singapore Telecommunications, Ltd.(a)....... 5,534,290      8,867,397
                                                            --------------
                                                                22,367,766
                                                            --------------
     SPAIN - 3.0%
     Antena 3 de Television, S.A.(a).............   130,680      2,977,056
     Banco Bilbao Vizcaya Argentaria, S.A.(a)....   615,800     12,674,136
     Iberdrola S.A.(a)...........................   388,620     13,357,881
     Telefonica S.A..............................   187,398      3,113,653
                                                            --------------
                                                                32,122,726
                                                            --------------
     SOUTH KOREA - 6.0%
     Hana Financial Group, Inc...................   109,140      5,148,559
     Hyundai Mobis...............................    70,850      5,986,518
     Nong Shim Co., Ltd..........................    10,676      2,810,463
     Posco.......................................    39,940     10,694,892
     Samsung Electronics Co., Ltd................    46,858     29,903,761
     Shinhan Financial Group Co., Ltd............   210,380      9,918,533
                                                            --------------
                                                                64,462,726
                                                            --------------
     SWEDEN - 1.5%
     Svenska Handelsbanken AB....................   218,100      5,598,701
     Telefonaktiebolaget LM Ericsson............. 3,257,430     10,737,941
                                                            --------------
                                                                16,336,642
                                                            --------------
     SWITZERLAND - 10.7%
     Actelion, Ltd.*.............................    77,920      7,837,305
     Geberit AG..................................     5,740      6,619,513
     Lonza Group AG..............................    82,800      5,661,536
     Nestle S.A..................................    72,985     22,856,630
     Novartis AG.................................   347,750     18,773,663
     Roche Holdings AG...........................    72,530     11,955,970
     Swiss Re....................................   113,828      7,929,693
     Syngenta AG*................................    90,110     11,965,005
     UBS AG(a)...................................   191,144     20,866,247
                                                            --------------
                                                               114,465,562
                                                            --------------

     ----------------------------------------------------------------------
     SECURITY                                   SHARES/PAR      VALUE
     DESCRIPTION                                  AMOUNT       (NOTE 2)
     ----------------------------------------------------------------------

     TAIWAN - 0.6%
     Taiwan Semiconductor Manufacturing
       Co., Ltd. (ADR)(a).....................      751,254 $    6,896,513
                                                            --------------
     TURKEY - 0.7%
     Akbank T.A.S.............................    1,673,123      7,978,079
                                                            --------------
     UNITED KINGDOM - 15.7%
     Barclays Plc.............................    1,153,020     13,078,346
     BHP Billiton Plc.........................      984,830     19,273,758
     Burberry Group Plc.......................      833,550      6,613,422
     Diageo Plc...............................      652,530     10,960,994
     GlaxoSmithKline Plc......................    1,081,500     30,188,657
     HSBC Holdings Plc........................      808,835     14,277,870
     NXT Plc..................................      286,670      8,638,516
     Reckitt Benckiser Plc....................      207,254      7,726,861
     Royal Bank of Scotland Group Plc.........      484,140     15,891,269
     Scottish Power Plc.......................      367,320      3,958,997
     Tesco Plc................................    2,212,977     13,651,327
     TI Automotive, Ltd. - Class A(b).........       45,100              0
     Vodafone Group Plc.......................    3,731,405      7,935,746
     WPP Group Plc............................    1,322,370     15,981,487
                                                            --------------
                                                               168,177,250
                                                            --------------
     Total Common Stocks (Cost $966,444,900)                 1,061,877,128
                                                            --------------

     SHORT-TERM INVESTMENT - 16.6%
     State Street Navigator Securities Lending
       Prime Portfolio(c)
       (Cost $178,196,086).................... $178,196,086 $  178,196,086
                                                            --------------

     TOTAL INVESTMENTS - 115.6%
     (Cost $1,144,640,986)                                   1,240,073,214

     Other Assets and Liabilities (net) - (15.6%)             (167,665,344)
                                                            --------------

     TOTAL NET ASSETS - 100.0%                              $1,072,407,870
                                                            ==============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or portion of security out on loan.

(b) Illiquid securities representing in the aggregate 0.00% of net assets.

(c) Represents investment of collateral received from securities lending transaction.

ADR - American Depository Receipt

GDR - Global Depositary Receipt

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

Summary of Total Foreign Securities by Industry Classification 6/30/2006

                                                  VALUE    PERCENT OF
          INDUSTRY                                (000)    NET ASSETS
          -----------------------------------------------------------
          Air Freight & Logistics.............. $ 6,713.00     0.6%
          Automobiles..........................     45,325     4.2
          Banks................................    217,982    20.4
          Beverages............................     21,011     2.0
          Biotechnology........................      7,837     0.7
          Building Products....................     14,086     1.3
          Chemicals............................     32,120     3.0
          Commercial Services & Supplies.......     15,981     1.5
          Communications Equipment.............     10,738     1.0
          Construction & Engineering...........      5,814     0.5
          Construction Materials...............     15,591     1.5
          Electric Utilities...................     37,521     3.5
          Electrical Equipment.................     30,794     2.9
          Electronics..........................      3,544     0.3
          Energy Equipment & Services..........     14,974     1.4
          Financials - Diversified.............     41,082     3.8
          Food & Drug Retailing................     16,170     1.5
          Food Products........................     25,667     2.4
          Household Durables...................     11,945     1.1
          Household Products...................     20,215     1.9
          Industrial Conglomerates.............      6,613     0.6
          Insurance............................     39,564     3.7
          Internet Software & Services.........      2,847     0.3
          IT Consulting & Services.............      7,793     0.7
          Leisure Equipment & Products.........      7,499     0.7
          Logistics............................      5,326     0.5
          Machinery............................      2,258     0.2
          Media................................     17,023     1.6
          Metals & Mining......................     59,334     5.5
          Oil & Gas............................     82,234     7.7
          Paper & Forest Products..............     10,578     1.0
          Pharmaceuticals......................     73,318     6.9
          Retail - Multiline...................     15,771     1.5
          Retail - Speciality..................      8,968     0.8
          Semiconductor Equipment & Products...     36,800     3.4
          Software.............................     15,528     1.4
          Telecommunication Services...........     43,999     4.1
          Telecommunication Services - Wireless     14,659     1.4
          Textiles, Apparel & Luxury Goods.....      6,868     0.6
          Trading Companies & Distributors.....      7,365     0.7
          Transportation.......................      2,422     0.2
                                                ----------    ----
                                                $1,061,877    99.0%
                                                ==========    ====

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MFS(R) VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


           ---------------------------------------------------------
           SECURITY                                        VALUE
           DESCRIPTION                           SHARES   (NOTE 2)
           ---------------------------------------------------------

           COMMON STOCKS - 97.7%
           AEROSPACE & DEFENSE - 7.0%
           Lockheed Martin Corp................. 33,270 $  2,386,790
           Northrop Grumman Corp................ 28,310    1,813,538
           United Technologies Corp............. 22,290    1,413,632
                                                        ------------
                                                           5,613,960
                                                        ------------
           AUTO COMPONENTS - 0.4%
           Johnson Controls, Inc................  3,420      281,192
                                                        ------------
           BANKS - 9.1%
           Bank of America Corp................. 73,007    3,511,637
           Bank of New York Co., Inc............ 23,130      744,786
           SunTrust Banks, Inc.................. 24,020    1,831,765
           UBS AG...............................  8,579      936,527
           Wells Fargo & Co.....................  3,670      246,184
                                                        ------------
                                                           7,270,899
                                                        ------------
           BEVERAGES - 1.5%
           Diageo Plc........................... 47,990      806,121
           PepsiCo, Inc.........................  6,410      384,856
                                                        ------------
                                                           1,190,977
                                                        ------------
           BUILDING PRODUCTS - 2.3%
           Masco Corp........................... 53,350    1,581,294
           Sherwin-Williams Co..................  5,400      256,392
                                                        ------------
                                                           1,837,686
                                                        ------------
           CHEMICALS - 5.3%
           Air Products & Chemicals, Inc........  9,370      598,930
           Dow Chemical Co...................... 16,090      627,993
           E.I. du Pont de Nemours & Co......... 10,950      455,520
           Nalco Holding Co.*...................  9,790      172,598
           PPG Industries, Inc.................. 16,920    1,116,720
           Praxair, Inc.........................  8,870      478,980
           Syngenta AG..........................  5,910      784,743
                                                        ------------
                                                           4,235,484
                                                        ------------
           COMMERCIAL SERVICES & SUPPLIES - 0.1%
           Con-way, Inc.........................  1,380       79,943
                                                        ------------
           COMMUNICATIONS EQUIPMENT & SERVICES - 0.5%
           Cisco Systems, Inc.*................. 18,960      370,289
                                                        ------------
           COMPUTERS & PERIPHERALS - 0.5%
           Dell, Inc.*.......................... 15,450      377,135
                                                        ------------
           CONTAINERS & PACKAGING - 0.2%
           Smurfit-Stone Container Corp.*....... 14,680      160,599
                                                        ------------
           ELECTRIC UTILITIES - 6.1%
           Dominion Resources, Inc.............. 24,840    1,857,783
           Entergy Corp.........................  4,420      312,715
           Exelon Corp..........................  5,170      293,811
           FPL Group, Inc....................... 26,050    1,077,949
           PPL Corp............................. 13,570      438,311
           Public Service Enterprise Group, Inc.  6,610      437,053
           TXU Corp.............................  7,640      456,796
                                                        ------------
                                                           4,874,418
                                                        ------------

          -----------------------------------------------------------
          SECURITY                                          VALUE
          DESCRIPTION                             SHARES   (NOTE 2)
          -----------------------------------------------------------

          ELECTRICAL EQUIPMENT & SERVICES - 0.8%
          Cooper Industries, Ltd. - Class A......  7,200 $    669,024
                                                         ------------
          ENERGY EQUIPMENT & SERVICES - 0.2%
          Noble Corp.............................  2,140      159,259
                                                         ------------
          FINANCIAL - DIVERSIFIED - 12.6%
          American Express Co.................... 29,470    1,568,394
          Fannie Mae............................. 26,950    1,296,295
          Franklin Resources, Inc................  4,270      370,679
          Freddie Mac............................  6,540      372,845
          Goldman Sachs Group, Inc. (The)........ 23,100    3,474,933
          Lehman Brothers Holdings, Inc..........  9,170      597,426
          Mellon Financial Corp.................. 19,270      663,466
          Merrill Lynch & Co., Inc...............  6,620      460,487
          PNC Financial Services Group, Inc...... 19,020    1,334,633
                                                         ------------
                                                           10,139,158
                                                         ------------
          FOOD PRODUCTS - 2.9%
          Archer-Daniels-Midland Co..............  6,866      283,428
          Kellogg Co............................. 25,490    1,234,481
          Nestle S.A.............................  1,539      481,967
          Sara Lee Corp.......................... 21,820      349,556
                                                         ------------
                                                            2,349,432
                                                         ------------
          HEALTH CARE EQUIPMENT & SUPPLIES - 2.6%
          Johnson & Johnson...................... 35,460    2,124,763
                                                         ------------
          HEALTH CARE PROVIDERS & SERVICES - 0.8%
          Baxter International, Inc..............  3,880      142,629
          WellPoint, Inc.*.......................  6,440      468,639
                                                         ------------
                                                              611,268
                                                         ------------
          INDUSTRIAL - DIVERSIFIED - 0.2%
          Tyco International, Ltd................  6,740      185,350
                                                         ------------
          INSURANCE - 7.7%
          Allstate Corp. (The)................... 50,090    2,741,426
          Chubb Corp. (The)...................... 14,180      707,582
          CIGNA Corp.............................  3,590      353,651
          Genworth Financial, Inc. - Class A..... 34,230    1,192,573
          Hartford Financial Services Group, Inc. 14,030    1,186,938
                                                         ------------
                                                            6,182,170
                                                         ------------
          IT CONSULTING & SERVICES - 1.1%
          Accenture, Ltd. - Class A.............. 31,850      901,992
                                                         ------------
          LEISURE EQUIPMENT & PRODUCTS - 0.3%
          Hasbro, Inc............................ 15,230      275,815
                                                         ------------
          MACHINERY - 2.9%
          Deere & Co............................. 22,090    1,844,294
          Finning International, Inc.............  2,690       89,747
          Illinois Tool Works, Inc...............  7,760      368,600
                                                         ------------
                                                            2,302,641
                                                         ------------
          MEDIA - 1.2%
          CBS Corp...............................  5,945      160,812
          Viacom, Inc. - Class B*................ 13,585      486,887
          Walt Disney Co. (The).................. 10,340      310,200
                                                         ------------
                                                              957,899
                                                         ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MFS(R) VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


             ------------------------------------------------------
             SECURITY                                     VALUE
             DESCRIPTION                        SHARES   (NOTE 2)
             ------------------------------------------------------

             OIL & GAS - 12.1%
             Apache Corp.......................  9,070 $    619,027
             BP Plc, (ADR)..................... 12,800      891,008
             Chevron Corp...................... 10,044      623,331
             ConocoPhillips.................... 25,720    1,685,432
             Devon Energy Corp.................  9,880      596,851
             EOG Resources, Inc................  8,190      567,895
             Exxon Mobil Corp.................. 28,730    1,762,585
             Hess Corp......................... 15,870      838,729
             Total S.A., (ADR)................. 31,780    2,082,226
                                                       ------------
                                                          9,667,084
                                                       ------------
             PAPER & FOREST PRODUCTS - 0.6%
             Bowater, Inc......................  3,500       79,625
             International Paper Co............ 13,300      429,590
                                                       ------------
                                                            509,215
                                                       ------------
             PHARMACEUTICALS - 4.0%
             Abbott Laboratories............... 12,350      538,583
             Eli Lilly & Co....................  8,440      466,479
             Merck & Co., Inc.................. 35,970    1,310,387
             Wyeth............................. 20,790      923,284
                                                       ------------
                                                          3,238,733
                                                       ------------
             RETAIL - MULTILINE - 0.3%
             Federated Department Stores, Inc..  6,700      245,220
                                                       ------------
             RETAIL - SPECIALTY - 2.3%
             Gap, Inc. (The)................... 44,300      770,820
             Home Depot, Inc. (The)............  8,020      287,036
             NIKE, Inc. - Class B..............  9,940      805,140
                                                       ------------
                                                          1,862,996
                                                       ------------
             ROAD & RAIL - 1.4%
             Burlington Northern Santa Fe Corp. 13,980    1,107,915
                                                       ------------
             SEMICONDUCTOR EQUIPMENT & PRODUCTS - 1.0%
             Analog Devices, Inc...............  8,260      265,476
             Intel Corp........................ 26,610      504,260
                                                       ------------
                                                            769,736
                                                       ------------
             SOFTWARE - 0.9%
             Oracle Corp.*..................... 36,620      530,624
             Symantec Corp.*................... 11,760      182,750
                                                       ------------
                                                            713,374
                                                       ------------

      --------------------------------------------------------------------
      SECURITY                                    SHARES/PAR    VALUE
      DESCRIPTION                                   AMOUNT     (NOTE 2)
      --------------------------------------------------------------------

      TELECOMMUNICATION SERVICES - DIVERSIFIED - 3.1%
      Embarq Corp.*..............................      8,183 $    335,421
      Sprint Nextel Corp.........................     84,870    1,696,551
      Verizon Communications, Inc................     14,260      477,568
                                                             ------------
                                                                2,509,540
                                                             ------------
      TELECOMMUNICATION SERVICES - WIRELESS - 1.2%
      Vodafone Group Plc.........................    443,820      943,892
                                                             ------------
      TOBACCO - 3.5%
      Altria Group, Inc..........................     38,400    2,819,712
                                                             ------------
      TRADING COMPANIES & DISTRIBUTORS - 0.6%
      W.W. Grainger, Inc.........................      6,560      493,509
                                                             ------------
      TRANSPORTATION - 0.4%
      Norfolk Southern Corp......................      5,300      282,066
                                                             ------------
      Total Common Stocks
      (Cost $68,691,459)                                       78,314,345
                                                             ------------

      SHORT-TERM INVESTMENT - 2.4%
      COMMERICAL PAPER - 2.4%
      AIG Funding, Inc. 5.260%, due 07/03/06
        (Cost $1,931,435)........................ $1,932,000 $  1,931,435
                                                             ------------

      TOTAL INVESTMENTS - 100.1%
      (Cost $70,622,894)                                       80,245,780

      Other Assets and Liabilities (net) - (0.1%)                 (67,566)
                                                             ------------

      TOTAL NET ASSETS - 100.0%                              $ 80,178,214
                                                             ============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

ADR - American Depository Receipt

                       See notes to financial statements

MET INVESTORS SERIES TRUST
NEUBERGER BERMAN REAL ESTATE PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)



        ---------------------------------------------------------------
        SECURITY                                            VALUE
        DESCRIPTION                            SHARES      (NOTE 2)
        ---------------------------------------------------------------

        COMMON STOCKS - 96.7%
        APARTMENTS - 24.4%
        Apartment Investment & Management Co.
          (REIT) - Class A(a)................   137,200 $     5,961,340
        Archstone-Smith Trust (REIT)(a)......   751,900      38,249,153
        AvalonBay Communities, Inc.
          (REIT)(a)..........................   384,600      42,544,452
        Camden Property Trust (REIT)(a)......   377,800      27,787,190
        Equity Residential (REIT)(a).........   846,800      37,877,364
        Essex Property Trust, Inc. (REIT)(a).   167,000      18,647,220
        Home Properties, Inc. (REIT).........   608,600      33,783,386
        Mid-America Apartment Communities,
          Inc. (REIT)........................   328,800      18,330,600
        United Dominion Realty Trust, Inc.
          (REIT)(a)..........................   578,900      16,214,989
                                                        ---------------
                                                            239,395,694
                                                        ---------------
        COMMUNITY CENTERS - 5.2%
        Pan Pacific Retail Properties, Inc.
          (REIT).............................   307,100      21,303,527
        Regency Centers Corp. (REIT)(a)......   478,000      29,707,700
                                                        ---------------
                                                             51,011,227
                                                        ---------------
        DIVERSIFIED - 12.1%
        Colonial Properties Trust (REIT).....   733,900      36,254,660
        Duke Realty Corp. (REIT).............   253,500       8,910,525
        iStar Financial, Inc. (REIT).........   594,500      22,442,375
        Peoples Choice Financial Corp........   140,900         774,950
        Spirit Finance Corp. (REIT).......... 1,440,900      16,224,534
        Vornado Realty Trust (REIT)(a).......   355,100      34,640,005
                                                        ---------------
                                                            119,247,049
                                                        ---------------
        HEALTH CARE PROVIDERS & SERVICES - 4.9%
        Nationwide Health Properties, Inc.
          (REIT)(a)..........................   448,400      10,093,484
        OMEGA Healthcare Investors, Inc.
          (REIT)(a)..........................   792,200      10,472,884
        Ventas, Inc. (REIT)(a)...............   803,700      27,229,356
                                                        ---------------
                                                             47,795,724
                                                        ---------------
        INDUSTRIALS - 5.9%
        First Industrial Realty Trust, Inc.
          (REIT)(a)..........................   503,000      19,083,820
        ProLogis (REIT)(a)...................   738,700      38,501,044
                                                        ---------------
                                                             57,584,864
                                                        ---------------
        LODGING - 7.8%
        Host Hotels & Resorts, Inc. (REIT)(a) 1,884,665      41,217,623
        LaSalle Hotel Properties (REIT)(a)...   403,200      18,668,160
        Strategic Hotel Capital, Inc. (REIT).   810,300      16,805,622
                                                        ---------------
                                                             76,691,405
                                                        ---------------

        ---------------------------------------------------------------
        SECURITY                                            VALUE
        DESCRIPTION                            SHARES      (NOTE 2)
        ---------------------------------------------------------------

        OFFICE - 21.8%
        Alexandria Real Estate Equities, Inc.
          (REIT)(a)..........................   273,400 $    24,245,112
        Brookfield Asset Management,
          Inc. - Class A.....................   538,000      21,853,560
        Equity Office Properties Trust (REIT) 1,158,800      42,307,788
        Highwoods Properties, Inc. (REIT)....   350,400      12,677,472
        Mack-Cali Realty Corp. (REIT)........   304,500      13,982,640
        Maguire Properties, Inc. (REIT)(a)...   861,800      30,309,506
        Reckson Associates Realty Corp.
          (REIT)(a)..........................   574,000      23,752,120
        SL Green Realty Corp. (REIT)(a)......   408,400      44,707,548
                                                        ---------------
                                                            213,835,746
                                                        ---------------
        REGIONAL MALLS - 14.6%
        CBL & Associates Properties, Inc.
          (REIT)(a)..........................   354,500      13,800,685
        General Growth Properties, Inc.
          (REIT).............................   712,500      32,105,250
        Macerich Co. (The) (REIT)(a).........   260,200      18,266,040
        Mills Corp. (The) (REIT).............   727,700      19,465,975
        Simon Property Group, Inc.
          (REIT)(a)..........................   479,100      39,736,554
        Taubman Centers, Inc. (REIT)(a)......   497,300      20,339,571
                                                        ---------------
                                                            143,714,075
                                                        ---------------
        Total Common Stocks
        (Cost $851,104,242)                                 949,275,784
                                                        ---------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
NEUBERGER BERMAN REAL ESTATE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


         --------------------------------------------------------------
         SECURITY                              PAR          VALUE
         DESCRIPTION                          AMOUNT       (NOTE 2)
         --------------------------------------------------------------

         SHORT-TERM INVESTMENTS - 15.6%
         State Street Bank & Trust Co.,
           Repurchase Agreement, dated
           06/30/06 at 3.400% to be
           repurchased at $27,249,719 on
           07/03/06 collateralized by
           $28,990,000 FNMA 3.250% due
           02/15/09 with a value of
           $27,789,640.................... $ 27,242,000 $   27,242,000
         State Street Navigator Securities
           Lending Prime Portfolio(b).....  125,819,588    125,819,588
                                                        --------------
         Total Short-Term Investments
         (Cost $153,061,588)                               153,061,588
                                                        --------------

         TOTAL INVESTMENTS - 112.3%
         (Cost $1,004,165,830)                           1,102,337,372

         Other Assets and Liabilities (net) - (12.3%)     (121,125,710)
                                                        --------------

         TOTAL NET ASSETS - 100.0%                      $  981,211,660
                                                        ==============

PORTFOLIO FOOTNOTES:

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

FNMA - Federal National Mortgage Association

REIT - Real Estate Investment Trust

                       See notes to financial statements

MET INVESTORS SERIES TRUST
OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)



       ------------------------------------------------------------------
       SECURITY                                                VALUE
       DESCRIPTION                                  SHARES    (NOTE 2)
       ------------------------------------------------------------------

       COMMON STOCKS - 97.8%
       AEROSPACE & DEFENSE - 3.9%
       Empresa Brasileira de Aeronautica S.A.
         (ADR)(a).................................. 240,500 $   8,771,035
       General Dynamics Corp....................... 123,100     8,058,126
       Lockheed Martin Corp........................ 125,200     8,981,848
       United Technologies Corp.................... 166,000    10,527,720
                                                            -------------
                                                               36,338,729
                                                            -------------
       AIR FREIGHT & LOGISTICS - 0.4%
       Expeditors International of Washington, Inc.  72,600     4,066,326
                                                            -------------
       AUTOMOBILES - 0.5%
       Toyota Motor Corp...........................  81,900     4,282,474
                                                            -------------
       BANKS - 1.1%
       Bank of America Corp........................  66,800     3,213,080
       Northern Trust Corp......................... 118,200     6,536,460
                                                            -------------
                                                                9,749,540
                                                            -------------
       BEVERAGES - 1.0%
       PepsiCo, Inc................................ 156,100     9,372,244
                                                            -------------
       BIOTECHNOLOGY - 3.1%
       Amgen, Inc.*................................  87,300     5,694,579
       Genentech, Inc.*............................  90,600     7,411,080
       Genzyme Corp.*.............................. 134,200     8,192,910
       Gilead Sciences, Inc.*......................  61,300     3,626,508
       PDL BioPharma, Inc.*(a)..................... 212,700     3,915,807
                                                            -------------
                                                               28,840,884
                                                            -------------
       CHEMICALS - 3.4%
       Monsanto Co................................. 217,400    18,302,906
       Praxair, Inc................................ 241,800    13,057,200
                                                            -------------
                                                               31,360,106
                                                            -------------
       COMMERCIAL SERVICES & SUPPLIES - 3.6%
       Automatic Data Processing, Inc.............. 354,300    16,067,505
       ChoicePoint, Inc.*..........................  89,600     3,742,592
       Corporate Executive Board Co................  83,200     8,336,640
       Kinder Morgan Management LLC*(a)............ 116,664     5,018,885
                                                            -------------
                                                               33,165,622
                                                            -------------
       COMMUNICATIONS EQUIPMENT & SERVICES - 1.7%
       Motorola, Inc............................... 211,900     4,269,785
       Nokia Oyj (ADR)............................. 185,400     3,756,204
       QUALCOMM, Inc............................... 198,600     7,957,902
                                                            -------------
                                                               15,983,891
                                                            -------------
       COMPUTERS & PERIPHERALS - 2.4%
       Apple Computer, Inc.*....................... 153,900     8,790,768
       EMC Corp.*.................................. 837,400     9,186,278
       Network Appliance, Inc.*.................... 112,600     3,974,780
                                                            -------------
                                                               21,951,826
                                                            -------------
       EDUCATION - 0.3%
       Apollo Group, Inc. - Class A*...............  52,600     2,717,842
                                                            -------------

         -------------------------------------------------------------
         SECURITY                                           VALUE
         DESCRIPTION                             SHARES    (NOTE 2)
         -------------------------------------------------------------

         ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.3%
         Broadcom Corp. - Class A*.............. 347,000 $  10,427,350
         Danaher Corp........................... 124,200     7,988,544
         Harman International Industries, Inc...  38,000     3,244,060
                                                         -------------
                                                            21,659,954
                                                         -------------
         FINANCIAL - DIVERSIFIED - 6.6%
         Chicago Merchantile Exchange Holdings,
           Inc..................................  29,700    14,587,155
         Citigroup, Inc......................... 127,000     6,126,480
         Franklin Resources, Inc................  56,600     4,913,446
         Goldman Sachs Group, Inc. (The)........  66,500    10,003,595
         Legg Mason, Inc........................  91,500     9,106,080
         Nomura Holdings, Inc................... 207,800     3,906,196
         Prudential Financial, Inc.............. 125,200     9,728,040
         T. Rowe Price Group, Inc...............  77,200     2,918,932
                                                         -------------
                                                            61,289,924
                                                         -------------
         FOOD & DRUG RETAILING - 0.6%
         Sysco Corp............................. 181,600     5,549,696
                                                         -------------
         FOOD PRODUCTS - 1.9%
         Cadbury Schweppes Plc.................. 567,530     5,462,726
         Nestle S.A.............................  38,599    12,088,005
                                                         -------------
                                                            17,550,731
                                                         -------------
         HEALTH CARE EQUIPMENT & SUPPLIES - 3.6%
         Alcon, Inc.............................  28,700     2,828,385
         Fisher Scientific Int'l, Inc.*......... 125,600     9,175,080
         Medtronic, Inc......................... 197,800     9,280,776
         St. Jude Medical, Inc.*................ 213,000     6,905,460
         Varian Medical Systems, Inc.*.......... 108,100     5,118,535
                                                         -------------
                                                            33,308,236
                                                         -------------
         HEALTH CARE PROVIDERS & SERVICES - 2.0%
         Quest Diagnostics, Inc................. 155,900     9,341,528
         UnitedHealth Group, Inc................ 192,900     8,638,062
                                                         -------------
                                                            17,979,590
                                                         -------------
         HOTELS, RESTAURANTS & LEISURE - 1.4%
         Carnival Corp..........................  93,000     3,881,820
         Las Vegas Sands Corp.*.................  74,200     5,777,212
         Scientific Games Corp. - Class A*......  95,500     3,401,710
                                                         -------------
                                                            13,060,742
                                                         -------------
         HOUSEHOLD PRODUCTS - 2.7%
         Procter & Gamble Co.................... 278,300    15,473,480
         Reckitt Benckiser Plc.................. 260,010     9,693,715
                                                         -------------
                                                            25,167,195
                                                         -------------
         INDUSTRIAL - DIVERSIFIED - 1.8%
         General Electric Co.................... 397,000    13,085,120
         Textron, Inc...........................  36,500     3,364,570
                                                         -------------
                                                            16,449,690
                                                         -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


         -------------------------------------------------------------
         SECURITY                                           VALUE
         DESCRIPTION                             SHARES    (NOTE 2)
         -------------------------------------------------------------

         INSURANCE - 2.0%
         American International Group, Inc...... 209,100 $  12,347,355
         Hartford Financial Services Group, Inc.
           (The)................................  72,500     6,133,500
                                                         -------------
                                                            18,480,855
                                                         -------------
         INTERNET SOFTWARE & SERVICES - 6.9%
         eBay, Inc.*............................ 525,700    15,397,753
         F5 Networks, Inc.*.....................  87,300     4,668,804
         Google, Inc. - Class A*................  45,400    19,037,582
         McAfee, Inc.*.......................... 134,300     3,259,461
         Yahoo!, Inc.*.......................... 642,200    21,192,600
                                                         -------------
                                                            63,556,200
                                                         -------------
         IT CONSULTING & SERVICES - 2.5%
         Affiliated Computer Services,
           Inc. - Class A*(a)................... 272,100    14,043,081
         Cognizant Technology Solutions
           Corp. - Class A*..................... 128,200     8,636,834
                                                         -------------
                                                            22,679,915
                                                         -------------
         MEDIA - 0.8%
         Comcast Corp. - Class A*............... 236,300     7,745,914
                                                         -------------
         OIL & GAS - 6.6%
         EOG Resources, Inc.....................  61,100     4,236,674
         Halliburton Co......................... 157,800    11,710,338
         Occidental Petroleum Corp..............  72,400     7,424,620
         Schlumberger, Ltd...................... 222,500    14,486,975
         Smith International, Inc............... 245,500    10,917,385
         Transocean, Inc.*...................... 151,500    12,168,480
                                                         -------------
                                                            60,944,472
                                                         -------------
         PHARMACEUTICALS - 8.3%
         Caremark Rx, Inc....................... 170,800     8,517,796
         Celgene Corp.*(a)......................  82,800     3,927,204
         Cephalon, Inc.*(a).....................  37,100     2,229,710
         Covance, Inc.*......................... 127,400     7,799,428
         MedImmune, Inc.*....................... 139,300     3,775,030
         Novartis AG............................ 280,883    15,163,775
         Roche Holding AG.......................  77,901    12,841,335
         Sanofi-Aventis.........................  50,120     4,886,579
         Sepracor, Inc.*(a).....................  77,500     4,428,350
         Shionogi & Co. Ltd..................... 222,000     3,948,534
         Teva Pharmaceutical Industries, Ltd.
           (ADR)(a)............................. 285,500     9,018,945
                                                         -------------
                                                            76,536,686
                                                         -------------
         RETAIL - MULTILINE - 3.4%
         CVS Corp............................... 304,400     9,345,080
         J.C. Penney Co., Inc................... 123,800     8,357,738
         Kohl's Corp.*.......................... 123,900     7,324,968
         Target Corp............................ 120,700     5,898,609
                                                         -------------
                                                            30,926,395
                                                         -------------

         -------------------------------------------------------------
         SECURITY                                           VALUE
         DESCRIPTION                            SHARES     (NOTE 2)
         -------------------------------------------------------------

         RETAIL - SPECIALTY - 5.7%
         Best Buy Co., Inc....................   150,200 $   8,236,968
         Lowe's Cos., Inc.....................   184,400    11,187,548
         Michaels Stores, Inc.................   157,200     6,482,928
         Polo Ralph Lauren Corp...............    84,800     4,655,520
         Staples, Inc.........................   458,400    11,148,288
         Starbucks Corp.*.....................   180,000     6,796,800
         Urban Outfitters, Inc.*(a)...........   252,300     4,412,727
                                                         -------------
                                                            52,920,779
                                                         -------------
         SEMICONDUCTOR EQUIPMENT & PRODUCTS - 3.6%
         Advanced Micro Devices, Inc.*........   313,600     7,658,112
         Linear Technology Corp...............   153,300     5,134,017
         Marvell Technology Group, Ltd.*......   110,300     4,889,599
         Microchip Technology, Inc............   186,100     6,243,655
         Texas Instruments, Inc...............   301,800     9,141,522
                                                         -------------
                                                            33,066,905
                                                         -------------
         SOFTWARE - 4.8%
         Adobe Systems, Inc.*.................   346,000    10,504,560
         Autodesk, Inc.*......................   133,200     4,590,072
         Electronic Arts, Inc.*...............    78,800     3,391,552
         Microsoft Corp.......................   461,700    10,757,610
         NAVTEQ Corp.*........................    94,000     4,199,920
         Red Hat, Inc.*(a)....................   106,300     2,487,420
         SAP AG (ADR).........................   159,700     8,387,444
                                                         -------------
                                                            44,318,578
                                                         -------------
         TELECOMMUNICATION SERVICES - DIVERSIFIED - 7.1%
         Amdocs, Ltd.*........................   210,500     7,704,300
         Cisco Systems, Inc.*................. 1,471,200    28,732,536
         Corning, Inc.*.......................   342,000     8,272,980
         Sprint Nextel Corp...................   368,900     7,374,311
         Telefonaktiebolaget LM Ericsson (ADR)   206,000     6,806,240
         XM Satellite Radio Holdings,
           Inc. - Class A*(a).................   441,800     6,472,370
                                                         -------------
                                                            65,362,737
                                                         -------------
         TELECOMMUNICATION SERVICES - WIRELESS - 1.4%
         American Tower Corp. - Class A*......   267,500     8,324,600
         Crown Castle International Corp.*....   140,300     4,845,962
                                                         -------------
                                                            13,170,562
                                                         -------------
         TRADING COMPANIES & DISTRIBUTORS - 0.4%
         Fastenal Co..........................    89,500     3,605,955
                                                         -------------
         Total Common Stocks
         (Cost $849,425,037)                               903,161,195
                                                         -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


      -------------------------------------------------------------------
      SECURITY                                     PAR         VALUE
      DESCRIPTION                                 AMOUNT      (NOTE 2)
      -------------------------------------------------------------------

      SHORT-TERM INVESTMENTS - 5.5%
      State Street Bank & Trust Co., Repurchase
        Agreement, dated 06/30/06 at 3.40%
        to be repurchased at $16,306,002 on
        07/03/06 collateralized by FHLMC at
        3.875% due 01/12/09 with a value of
        $16,627,411............................ $16,301,383 $ 16,301,383
      State Street Bank & Trust Co., Repurchase
        Agreement, dated 06/30/06 at 3.40%
        to be repurchased at $2,854,425 on
        07/03/06 collateralized by FNMA at
        3.250% due 02/15/09 with a value of
        $2,914,125.............................   2,853,617    2,853,617
      State Street Navigator Securities Lending
        Prime Portfolio(b).....................  31,939,169   31,939,169
                                                            ------------
      Total Short-Term Investments
      (Cost $51,094,169)                                      51,094,169
                                                            ------------

      TOTAL INVESTMENTS - 103.3%
      (Cost $900,519,206)                                    954,255,364

      Other Assets and Liabilities (net) - (3.3%)            (30,478,670)
                                                            ------------

      TOTAL NET ASSETS - 100.0%                             $923,776,694
                                                            ============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depository Receipt

FHLMC - Federal Home Loan Mortgage Corporation

FNMA - Federal National Mortgage Association

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO INFLATION PROTECTED BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


   --------------------------------------------------------------------------
   SECURITY                                       PAR            VALUE
   DESCRIPTION                                   AMOUNT         (NOTE 2)
   --------------------------------------------------------------------------

   MUNICIPALS - 0.3%
   Badger Tobacco Asset Securitization
     Corp. 6.375%, due 06/01/32.............. $   1,000,000 $       1,072,110
   California County Tob Securitization
     Agency 5.625%, due 06/01/23.............       175,000           176,386
   Golden State Tobacco Securitization
     Corp. 6.750%, due 06/01/39..............     1,000,000         1,119,600
   New York City Municipal Water
     Finance Authority 4.750%, due
     06/15/38................................       300,000           292,764
   Tobacco Settlement Financing Corp.
     6.000%, due 06/01/23....................     1,000,000         1,046,360
   Tobacco Settlement Revenue
     Management 6.375%, due
     05/15/28................................       200,000           213,468
                                                            -----------------
   Total Municipals
   (Cost $3,406,651)                                                3,920,688
                                                            -----------------

   DOMESTIC BONDS & DEBT SECURITIES - 18.2%
   ASSET-BACKED SECURITIES - 9.0%
   AAA Trust 5.423%, due 11/26/35
     (144A)(a)+..............................       145,094           145,306
   Ace Securities Corp.
     5.433%, due 10/25/35+...................     3,009,917         3,012,371
   Aegis Asset Backed Securities Trust
     5.523%, due 09/25/34+...................       223,577           223,713
   Alternative Loan Trust
     5.393%, due 07/25/46+...................       991,570           989,252
   Argent Securities, Inc.
     5.443%, due 10/25/35+...................       714,518           715,048
    5.463%, due 02/25/36+....................     3,272,090         3,273,114
    5.403%, due 03/25/36+....................     1,452,278         1,452,505
   Asset Backed Funding Certificates
     5.433%, due 06/25/35+...................     2,828,440         2,830,156
   BAE Systems Holdings, Inc. 5.570%,
     due 08/15/08 (144A)(a)+.................       300,000           300,620
   Bear Stearns Asset Backed Securities, Inc.
     5.653%, due 10/25/32-01/25/36+..........       361,332           361,958
    5.523%, due 09/25/34+....................     1,110,582         1,111,984
    5.403%, due 12/25/35+....................       724,895           725,008
   Capital One Auto Finance Trust
     5.117%, due 05/15/07....................     1,400,463         1,401,084
   Carrington Mortgage Loan Trust
     5.403%, due 06/25/35+...................        54,564            54,598
    5.443%, due 12/25/35+....................     1,968,912         1,970,296
   Centex Home Equity Loan Trust
     5.373%, due 06/25/36+...................     3,588,564         3,590,411
   Chase Credit Card Master Trust
     5.579%, due 11/17/08+...................     1,200,000         1,200,990

     ----------------------------------------------------------------------
     SECURITY                                   PAR            VALUE
     DESCRIPTION                               AMOUNT         (NOTE 2)
     ----------------------------------------------------------------------

     ASSET-BACKED SECURITIES - CONTINUED
     Citigroup Mortgage Loan Trust, Inc.
       5.433%, due 09/25/35+............... $   1,136,907 $       1,137,697
      4.900%, due 12/25/35+................       277,249           272,398
      5.403%, due 12/25/35+................     1,927,698         1,927,999
     Countrywide Asset-Backed Certificates
       5.371%, due 01/25/36+...............     2,300,000         2,302,883
      5.423%, due 01/25/36+................     1,276,954         1,277,827
      5.513%, due 01/25/36+................     1,300,000         1,301,275
      5.393%, due
        07/25/36-09/25/36+.................     2,765,970         2,767,871
      5.453%, due 07/25/36+................     1,004,117         1,004,588
      5.410%, due 09/25/46+................       900,000           900,564
     Equity One ABS, Inc.
       5.623%, due 04/25/34+...............       324,237           325,606
     FBR Securitization Trust
       5.443%, due
       09/25/35-10/25/35+..................     1,412,775         1,413,366
      5.503%, due 09/25/35+................     2,300,000         2,302,073
      5.433%, due 10/25/35+................       425,351           425,690
     First NLC Trust 5.433%, due
       12/25/35+...........................     1,236,684         1,237,565
     Ford Credit Auto Owner Trust
       4.240%, due 03/15/08................     1,010,364         1,006,305
     Fremont Home Loan Trust
       5.413%, due 01/25/36+...............     2,820,745         2,823,064
     GSAMP Mortgage Securities Corp.
       5.433%, due 11/25/35+...............     2,469,817         2,471,698
     GSAMP Trust 5.613%, due
       03/25/34+...........................       499,788           500,930
     Home Equity Asset Trust
       5.433%, due 02/25/36+...............       780,172           780,882
      5.403%, due 05/25/36
        (144A)(a)+.........................       868,369           868,369
     Indymac Residential Asset Backed
       Trust 5.423%, due 03/25/36+.........     1,216,534         1,217,478
     JP Morgan Mortgage Acquisition Corp.
       5.393%, due 05/25/35+...............     1,323,315         1,324,446
     Long Beach Mortgage Loan Trust
       5.523%, due 11/25/34+...............     1,072,727         1,074,098
      5.393%, due 03/25/36+................       403,351           403,679
      5.383%, due 04/25/36+................       368,948           369,229
     Merrill Lynch Mortgage Investors Trust
       5.423%, due 06/25/36+...............       300,030           300,213
      5.480%, due 06/25/36+................     2,900,000         2,900,431
      5.403%, due 01/25/37+................       664,780           664,884
      5.400%, due 05/25/37+................     1,200,000         1,201,128
     Morgan Stanley ABS Capital I
       5.381%, due 07/25/36+...............     4,500,000         4,499,298

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO INFLATION PROTECTED BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


   -------------------------------------------------------------------------
   SECURITY                                      PAR            VALUE
   DESCRIPTION                                  AMOUNT         (NOTE 2)
   -------------------------------------------------------------------------

   ASSET-BACKED SECURITIES - CONTINUED
   Nelnet Student Loan Trust
     5.051%, due 10/27/14+.................. $     300,000 $         299,812
    5.190%, due
      07/25/16-10/25/16+....................     1,900,000         1,902,402
   New Century Home Equity Loan Trust
    5.433%, due 09/25/35+...................       590,972           591,403
    5.443%, due 10/25/35+...................       178,521           178,658
   Newcastle Mortgage Securities Trust
     5.393%, due 03/25/36+..................       608,430           608,896
   Nomura Asset Acceptance Corp.
    5.463%, due 01/25/36
      (144A)(a)+............................       888,824           889,241
   Option One Mortgage Loan Trust
     5.423%, due 11/25/35+..................     1,111,216         1,112,104
   Renaissance Home Equity Loan Trust
     5.473%, due 11/25/35+..................       230,889           231,056
   Residential Asset Mortgage Products, Inc.
     5.483%, due 09/25/13+..................       137,160           137,231
    5.663%, due 11/25/33+...................       465,440           465,723
    5.433%, due 05/25/35+...................        57,291            57,329
    5.403%, due 01/25/36+...................       954,899           954,899
   Residential Asset Securities Corp.
    5.423%, due
      03/25/35-10/25/35+....................     2,245,803         2,247,629
    5.393%, due 04/25/36+...................       271,995           272,246
    5.363%, due 06/25/36+...................     5,064,033         5,065,664
   Securitized Asset Backed Receivables
     LLC Trust 5.393%, due
     10/25/35+..............................       545,713           545,713
   SLM Student Loan Trust
     5.070%, due 01/25/13+..................     1,139,721         1,140,080
    5.190%, due 10/25/13+...................       776,250           778,221
   Small Business Administration
     4.504%, due 02/01/14...................     2,358,819         2,223,325
   Soundview Home Loan Trust
     5.433%, due 05/25/35+..................       986,074           986,673
    5.393%, due
      02/25/36-03/25/36+....................     1,101,036         1,101,208
    5.298%, due 07/25/36+...................     3,300,000         3,298,970
   Structured Asset Investment Loan
     Trust 5.413%, due 07/25/35+............       272,242           272,456
   Structured Asset Securities Corp.
     4.900%, due 04/25/35+..................     1,707,766         1,639,526
   Susquehanna Auto Lease Trust
    4.991%, due 04/16/07
      (144A)(a).............................       357,467           358,478
   Truman Capital Mortgage Loan Trust
    5.663%, due 01/25/34
      (144A)(a)+............................       103,066           103,421

      -------------------------------------------------------------------
      SECURITY                                PAR            VALUE
      DESCRIPTION                            AMOUNT         (NOTE 2)
      -------------------------------------------------------------------

      ASSET-BACKED SECURITIES - CONTINUED
      USAA Auto Owner Trust
        5.030%, due 11/17/08............. $     800,000 $         797,250
      Wachovia Auto Owner Trust
        4.820%, due 02/20/09.............     8,900,000         8,866,625
      Washington Mutual, Inc.
        5.613%, due 08/25/45+............       427,783           429,073
       5.259%, due 07/25/46+.............     2,400,000         2,397,765
                                                        -----------------
                                                              104,315,025
                                                        -----------------

      AUTOMOBILES - 0.4%
      Daimler Chrysler NA Holding
        5.486%, due 03/07/07+............     4,400,000         4,401,632
                                                        -----------------
      BANKS - 0.9%
      Charter One Bank NA
        5.158%, due 04/24/09+............     8,000,000         8,004,368
      Wachovia Bank National Association
        5.308%, due 12/02/10+............     2,300,000         2,301,911
                                                        -----------------
                                                               10,306,279
                                                        -----------------

      COLLATERALIZED MORTGAGE OBLIGATIONS - 5.3%
      Argent Securities, Inc.
        5.393%, due 04/25/36+............     1,043,994         1,043,994
      Banc of America Funding Corp.
        4.622%, due 02/20/36+............     3,317,389         3,241,327
      Banc of America Mortgage Securities
        6.500%, due 09/25/33.............       294,877           293,772
      Bear Stearns Adjustable Rate
        Mortgage Trust 4.203%, due
        01/25/34+........................     2,567,355         2,554,353
      Citigroup Mortgage Loan Trust, Inc.
        4.700%, due 12/25/35+............     4,280,972         4,198,368
      Countrywide Home Loans
        3.795%, due 11/19/33+............       290,600           277,893
       5.613%, due 04/25/35+.............     4,290,450         4,305,527
       5.663%, due 06/25/35
         (144A)(a)+......................       788,188           787,885
      Credit Suisse First Boston Mortgage
        Securities Corp. 4.938%, due
        12/15/40.........................     1,034,273         1,017,581
      First Franklin Mortgage Loan Asset
        Backed Certificates 5.413%, due
        01/25/36+........................     2,222,872         2,224,821
      First Horizon Pass Trust Mortgage
        4.744%, due 06/25/34+............     1,059,433         1,038,763
      GE Capital Commercial Mortgage
        Corp. 4.229%, due 12/10/37.......     6,967,233         6,732,301
      GGP Mall Properties Trust
       5.007%, due 11/15/11
         (144a)(a).......................     1,335,646         1,333,733

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO INFLATION PROTECTED BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


      --------------------------------------------------------------------
      SECURITY                                 PAR            VALUE
      DESCRIPTION                             AMOUNT         (NOTE 2)
      --------------------------------------------------------------------

      COLLATERALIZED MORTGAGE OBLIGATIONS - CONTINUED
      Greenpoint Mortgage Funding Trust
        5.543%, due 06/25/45+............. $   2,178,649 $       2,186,483
       5.593%, due 11/25/45+..............     1,136,544         1,138,960
      GS Mortgage Security Corp.
        4.540%, due 09/25/35+.............     2,292,293         2,231,586
      Lehman XS Trust
       5.403%, due
         04/25/46-07/25/46+...............     4,342,693         4,345,466
      Long Beach Mortgage Loan Trust
        5.403%, due 02/25/36+.............       785,837           785,837
      Master Adjustable Rate Mortgages
        Trust 3.786%, due 11/21/34+.......       600,000           565,037
      Mellon Residential Funding Corp.
        5.639%, due 12/15/30+.............       310,953           312,153
       5.549%, due 11/15/31+..............     1,507,344         1,510,194
      Saco I Trust 5.433%, due
        12/25/35+.........................     1,441,111         1,442,031
      Sequoia Mortgage Trust
        5.602%, due 10/19/26+.............       715,357           717,349
      SG Mortgage Securities Trust
        5.423%, due 10/25/35+.............     1,231,938         1,232,863
      Small Business Administration
        Participation Certificates 4.880%,
        due 11/01/24......................     4,897,233         4,631,386
      Structured Adjustable Rate Mortgage
        Loan Trust
        4.580%, due 02/25/34..............       819,569           802,927
       5.682%, due 01/25/35+..............       770,571           777,937
      Structured Asset Mortgage
        Investments II 5.540%, due
        05/25/36+.........................       500,000           501,491
      Structured Asset Securities Corp.
       5.453%, due 12/25/35
         (144A)(a)+.......................     2,189,189         2,190,751
      Wachovia Mortgage Loan Trust LLC
        5.433%, due 10/25/35+.............       899,068           899,748
      Washington Mutual
        5.613%, due 10/25/45+.............     6,107,008         6,146,459
       5.583%, due 11/25/45+..............       845,005           847,762
                                                         -----------------
                                                                62,316,738
                                                         -----------------

      ELECTRIC - 0.1%
      Nisource Finance Corp.
        5.764%, due 11/23/09+.............       800,000           801,607
                                                         -----------------
      ENERGY - 0.0%
      El Paso Corp. 7.625%, due
        08/16/07..........................       100,000           101,500
                                                         -----------------

       -----------------------------------------------------------------
       SECURITY                              PAR            VALUE
       DESCRIPTION                          AMOUNT         (NOTE 2)
       -----------------------------------------------------------------

       FINANCIAL - DIVERSIFIED - 2.1%
       Citigroup, Inc.
         5.199%, due 05/02/08+.......... $     900,000 $         901,041
        5.166%, due 01/30/09+...........       900,000           900,444
       Ford Motor Credit Co.
         6.374%, due 03/21/07+..........     4,300,000         4,285,500
       General Electric Capital Corp.
         5.311%, due 03/04/08+..........     3,300,000         3,302,963
        5.340%, due 12/12/08+...........       800,000           800,718
       Goldman Sachs Group, Inc.
         5.149%, due 08/01/06+..........     3,300,000         3,300,284
        5.790%, due 06/28/10+...........     4,400,000         4,426,427
       Rabobank Nederland
        5.088%, due 01/15/09
          (144A)(a)+....................       800,000           800,350
       Toyota Motor Credit Corp.
         5.192%, due 09/18/06+..........     5,500,000         5,500,396
                                                       -----------------
                                                              24,218,123
                                                       -----------------

       HOTELS, RESTAURANTS & LEISURE - 0.2%
       Starwood Hotels & Resorts
         Worldwide, Inc. 7.375%, due
         05/01/07.......................     2,200,000         2,224,750
                                                       -----------------
       MISCELLANEOUS - 0.2%
       Phoenix Quake Wind, Ltd.
        7.440%, due 07/03/08
          (144A)(b)+....................     1,500,000         1,515,510
       Vita Capital, Ltd.
        6.340%, due 01/01/07
          (144A)(b)+....................       800,000           802,672
                                                       -----------------
                                                               2,318,182
                                                       -----------------
       Total Domestic Bonds & Debt Securities
       (Cost $211,629,022)                                   211,003,836
                                                       -----------------

       FOREIGN BONDS & DEBT SECURITIES - 13.8%
       BRAZIL - 0.1%
       Federal Republic of Brazil
         8.000%, due 01/15/18...........       733,000           775,147
                                                       -----------------
       CANADA - 0.1%
       Government of Canada
         3.000%, due 12/01/36...........       635,052           715,929
                                                       -----------------
       CAYMAN ISLANDS - 0.2%
       Atlantic & Western, Ltd. 10.990%,
         due 01/09/07 (144A)(b)+........     2,000,000         1,969,340
        11.240%, due 01/09/09
          (144A)(b)+....................     1,200,000         1,130,520
                                                       -----------------
                                                               3,099,860
                                                       -----------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO INFLATION PROTECTED BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


     ---------------------------------------------------------------------
     SECURITY                                  PAR            VALUE
     DESCRIPTION                              AMOUNT         (NOTE 2)
     ---------------------------------------------------------------------

     FRANCE - 8.9%
     Government of France
       2.345%, due 07/13/06(c)+........... $  55,870,000 $      71,314,275
      2.580%, due 08/10/06(c)+............     1,450,000         1,846,936
      2.756%, due 10/12/06(c)+............     2,140,000         2,711,876
      3.000%, due 07/25/12+...............     7,670,040        10,551,935
     Republic of France
       2.373%, due 07/20/06(c)............    13,030,000        16,628,417
                                                         -----------------
                                                               103,053,439
                                                         -----------------
     GERMANY - 4.5%
     Federal Republic of Germany
       2.651%, due 08/16/06(c)+...........    38,740,000        49,330,675
      2.957%, due 12/13/06(c)+............     2,100,000         2,647,662
                                                         -----------------
                                                                51,978,337
                                                         -----------------
     Total Foreign Bonds & Debt Securities
     (Cost $154,752,803)                                       159,622,712
                                                         -----------------

     U. S. GOVERNMENT & AGENCY OBLIGATIONS - 109.5%
     Federal Home Loan Mortgage Corp.
      4.000%, due
        03/15/23-10/15/23.................     1,348,825         1,319,878
      5.549%, due 12/15/30+...............       537,960           539,358
      5.583%, due 08/25/31+...............       259,053           260,400
      4.563%, due 01/01/34+...............       786,459           770,056
      5.211%, due
        10/25/44-02/25/45+................    25,466,883        25,564,027
     Federal National Mortgage Assoc.
       5.111%, due 09/07/06+..............    32,600,000        32,588,199
      5.299%, due 09/21/06+...............    16,500,000        16,498,037
      4.500%, due 10/25/22................       184,766           184,038
      5.500%, due
        06/01/34-09/01/35.................    14,747,099        14,180,501
      5.473%, due 08/25/34+...............     1,283,304         1,282,326
      4.192%, due 11/01/34+...............     7,454,129         7,308,127
      4.718%, due 01/01/35+...............       705,823           693,652
      4.678%, due 05/25/35+...............     2,700,000         2,616,127
      5.673%, due 05/25/42+...............       352,019           353,088
      5.950%, due 02/25/44................     1,400,000         1,387,773
      5.211%, due 03/01/44+...............    12,095,399        12,152,597
      5.343%, due 09/01/44+...............       397,422           399,254
      5.500%, due 12/01/99(d).............    30,100,000        28,914,812
     U.S. Treasury Bond
       6.625%, due 02/15/27...............     1,500,000         1,747,032
      4.500%, due 02/15/36................     4,100,000         3,677,511
     U.S. Treasury Inflation Index Bond
      2.375%, due
        04/15/11-01/15/25.................   125,809,307       122,624,161
      2.000%, due 01/15/26................    65,142,855        59,661,735
      3.625%, due 04/15/28................    44,786,158        53,157,363
      3.875%, due 04/15/29................    76,741,627        94,979,812
      3.375%, due 04/15/32................     2,735,856         3,230,450

       ------------------------------------------------------------------
       SECURITY                               PAR            VALUE
       DESCRIPTION                           AMOUNT         (NOTE 2)
       ------------------------------------------------------------------

       U. S. GOVERNMENT & AGENCY OBLIGATIONS - CONTINUED
       U.S. Treasury Inflation Index Note
         3.500%, due 01/15/11............ $  59,755,584 $      62,521,670
        3.375%, due
          01/15/07-01/15/12..............       925,354           963,867
        2.000%, due
          01/15/14-01/15/16..............   223,371,595       215,056,850
        3.625%, due 01/15/08.............    64,240,425        65,364,697
        3.875%, due 01/15/09.............    68,605,280        71,081,519
        4.250%, due 01/15/10.............    33,608,477        35,714,284
        1.875%, due 07/15/13.............    24,677,632        23,714,637
       U.S. Treasury Note
         3.000%, due 07/15/12............    83,388,435        85,896,676
        1.875%, due 07/15/15.............   113,283,225       107,526,171
        0.875%, due 04/15/10.............    80,732,484        76,181,836
        4.500%, due
          02/28/11-11/15/15..............     4,400,000         4,219,471
        4.875%, due 04/30/11.............    10,600,000        10,495,251
        4.250%, due 11/15/14.............     1,900,000         1,787,486
        1.625%, due 01/15/15.............    18,544,225        17,293,232
        5.125%, due 05/15/16.............     4,800,000         4,795,877
                                                        -----------------
       Total U. S. Government & Agency Obligations
       (Cost $1,262,171,404)                                1,268,703,838
                                                        -----------------

       OPTIONS - 0.0%
       Currency JPY Puts, Expire
         07/03/06........................    12,900,000            14,216
       Eurodollar Puts, Expire 12/18/06..     1,792,500             4,481
       Eurodollar Puts, Expire 03/19/07..       855,000             2,137
       U.S. Treasury Notes Futures
         08/25/06........................       327,000             5,109
       U.S. Treasury Notes Futures
         08/25/06........................       345,000             5,391
                                                        -----------------
       Total Options
       (Cost $242,099)                                             31,334
                                                        -----------------

       SHORT-TERM INVESTMENTS - 56.4%
       COMMERCIAL PAPER - 41.3%
       ASB Bank Ltd.
         5.050%, due 08/10/06(a).........     4,900,000         4,872,506
        5.250%, due 09/14/06(a)..........    29,500,000        29,177,344
       Bankamerica Corp.
         5.100%, due 08/22/06............    30,000,000        29,779,000
       Barclays Plc
         4.955%, due 07/18/06............       900,000           897,894
       Barclays U.S. Fund
         5.050%, due 08/14/06............     1,700,000         1,689,507
        5.055%, due 08/15/06.............     1,200,000         1,192,418
       Citibank NA
         5.135%, due 08/17/06............    12,000,000        12,000,000

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO INFLATION PROTECTED BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


       ------------------------------------------------------------------
       SECURITY                               PAR            VALUE
       DESCRIPTION                           AMOUNT         (NOTE 2)
       ------------------------------------------------------------------

       COMMERCIAL PAPER - CONTINUED
       Danske Corp.
         5.280%, due 07/17/06(a)......... $  26,700,000 $      26,637,344
        4.955%, due 07/20/06
          (144A)(a)......................     6,800,000         6,782,217
        5.080%, due 08/24/06(a)..........       800,000           793,904
       Dexia Delaware LLC
         4.885%, due 07/05/06............     2,700,000         2,698,535
        5.275%, due 07/05/06.............     5,200,000         5,196,952
       DNB Nor Bank ASA
         5.180%, due 09/08/06............    30,600,000        30,296,193
       Fortis Funding
         5.060%, due 07/06/06(a).........       500,000           499,649
        5.175%, due 07/10/06(a)..........    31,400,000        31,359,376
        5.265%, due 07/26/06(a)..........     2,400,000         2,391,225
       HBOS Treasury Services PLC
         5.040%, due 08/08/06............     4,500,000         4,476,060
       Ixis Commercial Paper Corp.
        5.200%, due 08/11/06
          (144A)(a)......................    31,500,000        31,313,450
       Nordea North America, Inc.
         5.090%, due 08/24/06............    30,000,000        29,770,950
       Rabobank USA Financial Corp.
         5.250%, due 07/03/06............    31,600,000        31,590,783
       Santander Fin De
         5.060%, due 08/15/06............    30,000,000        29,810,250
       Skandin Ens Banken AG
         4.960%, due 07/20/06(a).........    26,600,000        26,530,367
       Societe Generale North America
         5.245%, due 08/08/06............    28,400,000        28,242,767
        5.270%, due 07/03/06.............       400,000           399,883
        4.890%, due 07/06/06.............     6,000,000         5,995,925
       Swedbank 5.230%, due 08/03/06.....    23,200,000        23,088,775
       Total Fina Elf Capital 5.270%, due
         07/03/06 (144A)(a)..............    31,600,000        31,590,748
       UBS Finance (Delaware) LLC
         5.270%, due 07/03/06............       300,000           299,912
        5.050%, due 07/05/06.............       900,000           899,495
        4.790%, due 07/07/06.............    24,500,000        24,480,441
        4.930%, due 07/13/06.............     5,500,000         5,490,962
        5.235%, due 08/08/06.............     1,400,000         1,392,264
        4.990%, due 08/22/06.............       700,000           694,955
        5.095%, due 09/22/06.............     1,700,000         1,680,030
       Westpac Banking Corp.
         5.190%, due 09/08/06(a).........     4,200,000         4,158,220
       Westpactrust Securities, Ltd.
         5.050%, due 08/10/06(a).........    10,400,000        10,341,644
                                                        -----------------
                                                              478,511,945
                                                        -----------------

     ----------------------------------------------------------------------
     SECURITY                                  PAR             VALUE
     DESCRIPTION                              AMOUNT          (NOTE 2)
     ----------------------------------------------------------------------

     REPURCHASE AGREEMENTS - 2.5%
     Credit Suisse First Boston Corp.,
       Repurchase Agreement dated
       06/30/06 at 4.580% to be
       repurchased at $21,108,053 on
       07/03/06 collateralized by
       $22,947,000 U.S. Treasury Note
       4.000% due 02/15/14 with a value
       of $21,661,501..................... $  21,100,000 $      21,100,000
     State Street Bank & Trust Co.,
       Repurchase Agreement, dated
       06/30/06 at 3.400% to be
       repurchased at $8,321,357 on
       07/03/06 collateralized by
       8,485,000 FHLB at 4.875% due
       05/15/07 with a value of
       $8,487,656.........................     8,319,000         8,319,000
                                                         -----------------
                                                                29,419,000
                                                         -----------------

     U.S. GOVERNMENT & AGENCY DISCOUNT NOTES - 12.6%
     Federal Home Loan Bank
       5.030%, due 07/03/06(c)+...........    31,600,000        31,591,310
      5.147%, due 07/14/06(c)+............    81,400,000        81,248,707
     Federal National Mortgage Association
       4.809%, due 07/05/06(c)+...........    31,600,000        31,582,269
     U.S. Treasury Bill
       4.629%, due 08/31/06(c)+...........        60,000            59,521
      4.644%, due 08/31/06(c)+............        10,000             9,920
      4.649%, due 08/31/06(c)+............        40,000            39,680
      4.678%, due 08/31/06(c)+............        50,000            49,597
      7.827%, due 09/14/06(c)+............         5,000             4,951
      7.975%, due 09/14/06(c)+............       510,000           504,916
      8.000%, due 09/14/06(c)+............       700,000           693,000
                                                         -----------------
                                                               145,783,871
                                                         -----------------
     Total Short-Term Investments
     (Cost $653,714,816)                                       653,714,816
                                                         -----------------

     TOTAL INVESTMENTS - 198.2%
     (Cost $2,285,916,795)                                   2,296,997,224

     Other Assets and Liabilities (net) - (98.2)%           (1,137,840,237)
                                                         -----------------

     TOTAL NET ASSETS - 100.0%                           $   1,159,156,987
                                                         =================

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO INFLATION PROTECTED BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)



PORTFOLIO FOOTNOTES:

+ Variable or floating rate security. The stated rate represents the rate at June 30, 2006.

(a) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under the guidelines established by the Board of Trustees.

(b) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be illiquid by the Portfolio's adviser. These securities represent in the aggregate 0.47% of net assets.

(c) Zero coupon bond - Interest rate represents current yield to maturity.

(d) Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

FHLB - Federal Home Loan Bank

FNMA - Federal National Mortgage Association

MTN - Medium-Term Note

TERM - Term Loan

The following table summarizes the credit composition of the Portfolio's holdings at June 30, 2006, based upon credit quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the equivalent Moody's rating is used.

                                                      PERCENT OF
                                                       PORTFOLIO
              PORTFOLIO COMPOSITION BY CREDIT QUALITY (UNAUDITED)
              ---------------------------------------------------
                              AAA                        91.07%
                              AA                          0.75
                              A                           0.68
                              BBB                         0.65
                              BB                          0.37
                              B                           0.27
                              Other                       6.21
                                                        ------
                              Total:                    100.00%
                                                        ======

                                                                  NUMBER OF
PUT OPTIONS                            EXPIRATION   STRIKE PRICE  CONTRACTS      VALUE
------------------------------------------------------------------------------------------
U.S. Treasury Note 10 Year Futures     08/25/2006   $    103.00          (18) $    (2,531)
U.S. Treasury Note 30 Year Futures     08/25/2006   $    103.00       (1,388)    (195,188)
Option on Foreign Currency USD to JPY  07/03/2006   $    104.00   (9,600,000)          --
Option on Foreign Currency USD to JPY  07/03/2006   $    106.50  (13,100,000)          --
                                                                              -----------
(Written Option Premium $336,058)                                             $  (197,719)
                                                                              ===========

                                                                  NUMBER OF
CALL OPTIONS                           EXPIRATION   STRIKE PRICE  CONTRACTS      VALUE
------------------------------------------------------------------------------------------
U.S. Treasury Note 10 Year Futures     08/25/2006   $    108.00         (908) $   (28,375)
U.S. Treasury Note 10 Year Futures     08/25/2006        107.00         (498)     (46,688)
                                                                              -----------
(Written Option Premium $182,522)                                             $   (75,063)
                                                                              ===========

SECURITY SOLD SHORT                   INTEREST RATE   MATURITY    PROCEEDS       VALUE
------------------------------------------------------------------------------------------
U.S. Treasury Note                           3.88%    1/15/2009  $12,898,193  $12,288,696
U.S. Treasury Note                           4.25%   11/15/2013   13,843,217   13,820,959
                                                                 -----------  -----------
                                                                 $26,741,410  $26,109,655
                                                                 ===========  ===========

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


      -------------------------------------------------------------------
      SECURITY                                  PAR           VALUE
      DESCRIPTION                              AMOUNT        (NOTE 2)
      -------------------------------------------------------------------

      MUNICIPALS - 1.3%
      Badger Tobacco Asset Securitization
        Corp.
       5.750%, due 06/01/11................ $   2,000,000 $     2,098,940
       6.125%, due 06/01/27................       285,000         302,393
       6.375%, due 06/01/32................       360,000         385,960
      Georgia State 5.760%, due 06/25/06
        (144A)(a)..........................     1,000,000       1,104,940
      Golden State Tobacco Securitization
        Corp.
       6.250%, due 06/01/33................       640,000         697,869
       6.750%, due 06/01/39(b).............     3,400,000       3,806,640
      Illinois Development Finance
        Authority (AMBAC) 5.000%, due
        02/01/33 (144A)(a)(b)..............     3,705,000       3,766,651
      Liberty New York Development Corp.
        Revenue 5.250%, due 10/01/35.......       600,000         639,198
      New York City Municipal Water
        Finance Authority
       5.000%, due 06/05/34-
         06/15/38(a)(b)....................     3,430,000       3,527,857
       5.000%, due 06/15/35................     1,300,000       1,319,539
      Northern Tobacco Securization Corp.
        6.500%, due 06/01/31...............       900,000         942,408
      Texas State 4.750%, due 04/01/35.....     4,800,000       4,660,416
      Tobacco Settlement Funding Corp.
       5.875%, due 05/15/39................     2,000,000       2,096,060
       6.375%, due 06/01/32................     1,400,000       1,517,922
       6.750%, due 06/01/39................     1,200,000       1,334,556
       6.125%, due 06/01/42................     1,200,000       1,270,716
       6.250%, due 06/01/42................     1,300,000       1,359,813
      Tobacco Settlement Revenue
        Management 6.375%, due
        05/15/28...........................     1,800,000       1,921,212
                                                          ---------------
      Total Municipals
      (Cost $31,368,867)                                       32,753,090
                                                          ---------------

      DOMESTIC BONDS & DEBT SECURITIES - 15.3%
      ASSET-BACKED SECURITIES - 0.3%
      Ameriquest Mortgage Securities, Inc.
        5.883%, due 06/25/34
        (144A)(a)(b).......................       413,207         414,769
      Bear Stearns Asset Backed Securities,
        Inc. 5.723%, due 10/27/32(b).......        87,354          87,805
      Chec Loan Trust 5.493%, due
        01/25/25(b)........................        30,762          30,777
      Daimler Chrysler Auto Trust 3.750%,
        due 12/08/07.......................     1,296,605       1,295,495
      First NLC Trust 5.433%, due
        09/25/35(b)........................     1,274,636       1,275,486

      -------------------------------------------------------------------
      SECURITY                                  PAR           VALUE
      DESCRIPTION                              AMOUNT        (NOTE 2)
      -------------------------------------------------------------------

      ASSET-BACKED SECURITIES - CONTINUED
      Household Automotive Trust 3.300%,
        due 05/18/09....................... $     699,993 $       694,634
      Nissan Auto Lease Trust 2.900%, due
        08/15/07...........................       820,035         817,821
      Option One Mortgage Loan Trust
        5.643%, due 08/25/33(b)............        43,043          43,173
      Renaissance Home Equity Loan Trust
        5.763%, due 08/25/33(b)............       486,054         487,883
      Residential Asset Securities Corp.
        5.413%, due 04/25/35(b)............       588,280         588,713
      SLM Student Loan Trust 2.990%, due
        12/15/22 (144A)(a).................       910,000         898,166
      Structured Asset Securities Corp.
        5.823%, due 05/25/32(b)............       149,607         149,811
      Wachovia Asset Securitization, Inc.
        5.583%, due 06/25/33(b)............       247,754         248,579
                                                          ---------------
                                                                7,033,112
                                                          ---------------
      AUTOMOBILES - 0.0%
      Daimler Chrysler NA Holdings
        7.200%, due 09/01/09...............       255,000         263,210
                                                          ---------------
      BANKS - 0.2%
      ABN AMRO NA Holding Capital
        6.523%, due 12/29/49
        (144A)(a)(b).......................       345,000         349,095
      ANZ Capital Trust I 5.360%, due
        12/29/49 (144A)(a).................       525,000         491,456
      Fleet Boston Financial Corp. 7.375%,
        due 12/01/09.......................        70,000          73,751
      HSBC Capital Funding LP
       9.547%, due 12/29/49
         (144A)(a).........................       585,000         525,591
       9.547%, due 12/31/49
         (144A)(a)(b)......................       350,000         392,550
      Popular NA, Inc.
       6.125%, due 10/15/06................       610,000         610,730
       4.700%, due 06/30/09................        50,000          48,360
      Rabobank Capital Fund Trust III
        5.254%, due 12/29/49
        (144A)(a)(b).......................       370,000         339,607
      RBS Capital Trust II 6.425%, due
        12/29/49(b)........................       120,000         112,402
      RBS Capital Trust III 5.512%, due
        09/29/49(b)........................       815,000         761,040
      SunTrust Banks, Inc. 2.500%, due
        11/01/06...........................       525,000         519,690
      US Bank NA 2.850%, due
        11/15/06...........................       695,000         688,337
      Westpac Capital Trust III 5.819%, due
        12/29/49 (144A)(b)(c)..............        80,000          78,168

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


      --------------------------------------------------------------------
      SECURITY                                   PAR           VALUE
      DESCRIPTION                               AMOUNT        (NOTE 2)
      --------------------------------------------------------------------

      BANKS - CONTINUED
      Westpac Capital Trust IV 5.256%, due
        12/29/49 (144A)(b)(c)............... $     165,000 $       153,556
                                                           ---------------
                                                                 5,144,333
                                                           ---------------
      CHEMICALS - 0.0%
      Dow Chemical Co. 7.375%, due
        11/01/29............................       185,000         206,069
      ICI Wilmington, Inc. 5.625%, due
        12/01/13............................       340,000         326,497
                                                           ---------------
                                                                   532,566
                                                           ---------------
      COLLATERALIZED MORTGAGE OBLIGATIONS - 10.6%
      Adjustable Rate Mortgage Trust 4.604%,
        due 05/25/35(b).....................     6,443,209       6,292,258
      American Home Mortgage Investment
        Trust 4.390%, due 02/25/45(b).......     7,974,923       7,697,145
      Banc of America Funding Corp.
       4.115%, due 05/25/35(b)..............     9,887,424       9,532,995
       4.622%, due 02/20/36(b)..............    20,757,376      20,281,448
      Banc of America Mortgage Securities, Inc.
       5.773%, due 01/25/34(b)..............     2,214,787       2,224,472
       5.000%, due 05/25/34.................     4,211,710       4,106,802
      Bear Stearns Adjustable Rate Mortgage
        Trust
        5.330%, due 02/25/33(b).............       200,090         199,493
       4.750%, due 10/25/35(b)..............     8,876,132       8,746,798
      Bear Stearns ALT-A Trust 5.407%, due
        05/25/35(b).........................     6,505,323       6,431,602
      Bear Stearns Commercial Mortgage
        Securities, Inc. 5.060%, due
        11/15/16............................       237,470         234,441
      Cendant Mortgage Corp. 6.000%, due
        07/25/43 (144A)(c)..................       668,869         667,283
      Citigroup Mortgage Loan Trust, Inc.
        4.700%, due 12/25/35(b).............    22,165,923      21,738,218
      Countrywide Alternative Loan Trust
       0.000%, due 05/25/35
         (144A)(b)(c).......................    14,494,518          42,311
      Countrywide Home Loans
       5.643%, due 03/25/35(b)..............     5,328,081       5,352,862
       5.663%, due 06/25/35
         (144A)(a)(b).......................    15,133,211      15,127,390
      Credit Suisse First Boston Mortgage
        Securities Corp. 5.750%, due
        09/22/17............................     1,497,309       1,462,637
       5.020%, due 03/25/32
         (144A)(a)(b).......................       208,866         210,484
       6.500%, due 04/25/33.................       647,568         647,308
       5.873%, due 08/25/33
         (144A)(a)(d).......................       538,320         538,657
      CS First Boston Mortgage Securities
        Corp. 6.000%, due 11/25/35..........    10,936,977      10,826,040

      --------------------------------------------------------------------
      SECURITY                                   PAR           VALUE
      DESCRIPTION                               AMOUNT        (NOTE 2)
      --------------------------------------------------------------------

      COLLATERALIZED MORTGAGE OBLIGATIONS - CONTINUED
      DSLA Mortgage Loan Trust 6.218%,
        due 07/19/44(b)..................... $   5,747,467 $     5,821,006
      First Horizon Alternative Mortgage
       Securities 0.000%, due 01/25/36
         (144A)(b)(c).......................   155,330,239         152,363
      GMAC Mortgage Corp. 5.940%, due
        07/01/13............................        68,507          67,308
      GMAC Mortgage Corp. Loan Trust
        5.500%, due 09/25/34................     4,195,381       4,129,619
      Green Tree Financial Corp. 6.220%,
        due 03/01/30........................       219,761         211,116
      GSR Mortgage Loan Trust
       6.000%, due 03/25/32.................         4,884           4,765
       4.548%, due 09/25/35.................     1,944,059       1,925,894
       5.500%, due 11/25/35.................     9,393,399       9,332,276
       5.501%, due 04/25/36.................    10,987,428      10,972,476
      Harborview Mortgage Loan Trust
        5.472%, due 05/19/35(b).............     5,866,310       5,879,381
      Indymac ARM Trust 5.094%, due
        01/25/32(b).........................         5,269           5,241
      LB-UBS Commercial Mortgage Trust
        3.323%, due 03/15/27................     4,000,000       3,854,788
      Mellon Residential Funding Corp.
        3.554%, due 07/25/29(b).............        61,848          61,893
      MLCC Mortgage Investors, Inc.
        5.579%, due 03/15/25(b).............       160,254         161,075
      Morgan Stanley Dean Witter Capital
        4.920%, due 03/12/35................       495,000         470,222
      Residential Accredit Loans, Inc.
       5.500%, due 06/25/17.................         7,367           7,347
       5.723%, due 03/25/33(b)..............     2,716,442       2,724,486
      Residential Asset Securitization Trust
        5.723%, due 05/25/33(b).............     2,956,580       2,969,270
      Residential Funding Mortgage
        Securities I 5.673%, due
        06/25/18(b).........................     1,624,564       1,627,370
      Sequoia Mortgage Trust 5.617%, due
        07/20/33(b).........................     1,071,197       1,076,401
      Structured Asset Mortgage
        Investments, Inc.
        5.920%, due 03/25/32(b).............     2,526,880       2,520,101
       5.553%, due 05/25/45(b)..............     5,558,125       5,577,120
      Structured Asset Securities Corp.
        5.000%, due 12/25/34................     5,096,631       5,026,127
      Washington Mutual, Inc.
       5.593%, due 12/25/27(d)..............     6,826,375       6,827,253
       5.121%, due 10/25/32(b)..............       192,032         190,616
       4.065%, due 10/25/33.................     5,100,000       4,933,189
       5.009%, due 02/27/34(b)..............     1,021,751       1,008,826

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


       -----------------------------------------------------------------
       SECURITY                                PAR           VALUE
       DESCRIPTION                            AMOUNT        (NOTE 2)
       -----------------------------------------------------------------

       COLLATERALIZED MORTGAGE OBLIGATIONS - CONTINUED
        3.803%, due 06/25/34(b)........... $  22,700,000 $    21,482,560
        5.543%, due 06/25/42(b)...........     2,203,942       2,209,637
        5.410%, due 08/25/42(b)...........       930,328         930,009
       Wells Fargo Mortgage Backed
         Securities Trust
         4.660%, due 09/25/33(b)..........     6,522,530       6,318,119
        4.950%, due 03/25/36..............    20,000,708      19,729,745
        6.303%, due 07/25/36..............    12,000,000      11,879,063
                                                         ---------------
                                                             262,447,306
                                                         ---------------
       COMMERCIAL SERVICES & SUPPLIES - 0.0%
       Cendant Corp. 7.125%, due
         03/15/15.........................       240,000         264,629
                                                         ---------------
       DISTRIBUTION/WHOLESALE - 0.1%
       Roundys, Inc. 7.720%, due 11/03/11
         (144A)(a)........................       997,500       1,005,085
                                                         ---------------
       ELECTRIC UTILITIES - 0.7%
       Alabama Power Co. 2.800%, due
         12/01/06.........................       250,000         247,152
       Arizona Public Service Co. 4.650%,
         due 05/15/15.....................       165,000         146,061
       CMS Energy Corp. 7.500%, due
         01/15/09.........................     7,251,000       7,377,892
       Dominion Resources, Inc.
        8.125%, due 06/15/10..............       335,000         359,823
        6.300%, due 03/15/33..............       210,000         197,762
       DTE Energy Co. 6.375%, due
         04/15/33.........................       260,000         246,918
       Entergy Gulf States 3.600%, due
         06/01/08.........................     1,400,000       1,338,082
       FPL Group Capital, Inc. 7.625%, due
         09/15/06.........................       405,000         406,448
       NRG Energy, Inc. 7.250%, due
         02/01/14.........................     5,500,000       5,376,250
       Pacificorp 4.300%, due 09/15/08....       250,000         243,336
       Pepco Holdings, Inc.
        6.450%, due 08/15/12..............        90,000          91,195
        7.450%, due 08/15/32..............       180,000         198,332
       Progress Energy, Inc. 6.850%, due
         04/15/12.........................       650,000         674,500
       PSEG Power LLC
        5.500%, due 12/01/15..............       420,000         396,859
        8.625%, due 04/15/31..............       245,000         300,766
                                                         ---------------
                                                              17,601,376
                                                         ---------------
       FINANCIAL - DIVERSIFIED - 1.0%
       American General Finance Corp.
        3.000%, due 11/15/06..............       605,000         599,516
        4.500%, due 11/15/07..............       280,000         275,881

       ------------------------------------------------------------------
       SECURITY                                 PAR           VALUE
       DESCRIPTION                             AMOUNT        (NOTE 2)
       ------------------------------------------------------------------

       FINANCIAL - DIVERSIFIED - CONTINUED
       Bank of America Commercial
        Mortgage, Inc. 4.890%, due
          04/11/37......................... $   2,375,046 $     2,347,043
       CIT Group, Inc. 7.750%, due
         04/02/12..........................     1,900,000       2,062,057
       Citigroup, Inc. 5.625%, due
         08/27/12..........................     1,000,000         989,289
       Ford Motor Credit Co.
        7.375%, due
          10/28/09-02/01/11................     4,160,000       3,726,726
        7.875%, due 06/15/10...............     6,670,000       6,158,057
       General Electric Capital Corp.
        5.450%, due 01/15/13...............       375,000         369,097
        6.750%, due 03/15/32...............       165,000         176,679
       Goldman Sachs Group, Inc. 5.700%,
         due 09/01/12......................        55,000          54,536
       JPMorgan Chase Commercial
        Mortgage Securities 3.890%, due
          01/12/37.........................     2,500,000       2,403,267
       Mid-State Trust 7.791%, due
         03/15/38..........................       299,032         315,901
       Mizuho Financial Group, Inc. 9.870%,
         due 12/29/49-12/31/49(a)(b).......       800,000         849,212
       Morgan Stanley Group, Inc. 5.300%,
         due 03/01/13......................       800,000         774,871
       Nisource Finance Corp. 6.150%, due
         03/01/13..........................       475,000         477,203
       Prudential Holding LLC 8.695%, due
         12/18/23 (144A)(a)................       150,000         178,515
       Qwest Capital Funding, Inc. 7.750%,
         due 08/15/06......................       700,000         703,500
       SLM Corp. 5.625%, due 04/10/07......       775,000         774,203
       Small Business Administration
        7.449%, due 08/01/10...............       441,412         460,639
        6.353%, due 03/01/11...............        95,932          97,664
        5.500%, due 10/01/18...............       152,074         151,012
                                                          ---------------
                                                               23,944,868
                                                          ---------------
       FOOD & DRUG RETAILING - 0.0%
       Safeway, Inc. 4.125%, due
         11/01/08..........................       480,000         461,215
                                                          ---------------
       HEALTH CARE EQUIPMENT & SUPPLIES - 0.0%
       HCA, Inc. 5.250%, due 11/06/08......       450,000         440,389
                                                          ---------------
       HEALTH CARE PROVIDERS & SERVICES - 0.0%
       UnitedHealth Group, Inc. 3.300%,
         due 01/30/08......................       340,000         327,550
                                                          ---------------
       HOTELS, RESTAURANTS & LEISURE - 0.2%
       MGM MIRAGE, Inc.
        9.750%, due 06/01/07...............     2,100,000       2,168,250

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


       -----------------------------------------------------------------
       SECURITY                                PAR           VALUE
       DESCRIPTION                            AMOUNT        (NOTE 2)
       -----------------------------------------------------------------

       HOTELS, RESTAURANTS & LEISURE - CONTINUED
        10.250%, due 08/01/07(b).......... $   2,000,000 $     2,082,500
                                                         ---------------
                                                               4,250,750
                                                         ---------------
       HOUSEHOLD DURABLES - 0.0%
       Centex Corp. 5.700%, due
         05/15/14.........................       280,000         262,229
       D.R. Horton, Inc. 8.500%, due
         04/15/12.........................        60,000          63,167
       KB Home 5.750%, due 02/01/14.......       430,000         380,217
                                                         ---------------
                                                                 705,613
                                                         ---------------
       INDUSTRIALS - 0.2%
       Airgas, Inc. 9.125%, due 10/01/11..     3,400,000       3,574,250
                                                         ---------------
       INSURANCE - 0.0%
       Nationwide Financial Services, Inc.
        6.250%, due 11/15/11..............        55,000          55,940
        5.900%, due 07/01/12..............        60,000          60,011
                                                         ---------------
                                                                 115,951
                                                         ---------------
       MEDIA - 0.4%
       Charter Communications Term B
         1.000%, due 04/25/13
         (144A)(c)........................     1,000,000       1,003,493
       Clear Channel Communications, Inc.
         5.500%, due 09/15/14.............       300,000         272,025
       Comcast Cable Holdings 8.375%, due
         03/15/13.........................       506,000         562,713
       Comcast Corp. 7.050%, due
         03/15/33.........................        75,000          76,316
       Cox Communications, Inc. 4.625%,
         due 06/01/13.....................       430,000         386,509
       EchoStar DBS Corp. 5.750%, due
         10/01/08.........................     4,600,000       4,508,000
       News America Holdings, Inc.
        8.250%, due 08/10/18..............       110,000         126,235
        7.750%, due 01/20/24..............        25,000          26,857
       Tele-Communications TCI Group
         7.875%, due 02/15/26.............       175,000         188,927
       Time Warner Cos, Inc.
        9.150%, due 02/01/23..............       155,000         184,231
        8.375%, due 03/15/23..............       260,000         289,788
        7.625%, due 04/15/31..............       310,000         334,749
       Weather Investments Sarl 1.000%,
         due 06/17/12.....................     2,000,000       2,541,749
                                                         ---------------
                                                              10,501,592
                                                         ---------------
       OIL & GAS - 0.5%
       Duke Capital LLC
        6.250%, due 02/15/13..............       375,000         379,120
        8.000%, due 10/01/19..............        55,000          62,317
       El Paso Corp. 7.750%, due
         01/15/32.........................     2,875,000       2,813,906

       ------------------------------------------------------------------
       SECURITY                                 PAR           VALUE
       DESCRIPTION                             AMOUNT        (NOTE 2)
       ------------------------------------------------------------------

       OIL & GAS - CONTINUED
       Husky Energy, Inc. 6.150%, due
         06/15/19.......................... $     215,000 $       210,788
       Kinder Morgan Energy Partners
        7.400%, due 03/15/31...............       225,000         233,445
        7.750%, due 03/15/32...............       135,000         145,700
        7.300%, due 08/15/33...............        90,000          92,418
       Magellan Midstream Partners
         5.650%, due 10/15/16..............       385,000         364,983
       Pemex Project Funding Master Trust
         7.375%, due 12/15/14..............     1,700,000       1,758,650
        8.625%, due 02/01/22...............     2,944,000       3,298,752
       Pioneer Natural Resource 5.875%,
         due 07/15/16......................       405,000         370,802
       Transcontinental Gas Pipe Line Corp.
         8.875%, due 07/15/12..............        35,000          38,762
       Valero Energy Corp. 7.500%, due
         04/15/32..........................       225,000         245,011
       Williams Cos., Inc. (The) 6.375%,
         due 10/01/10 (144A)(a)............     2,900,000       2,842,000
                                                          ---------------
                                                               12,856,654
                                                          ---------------
       PAPER & FOREST PRODUCTS - 0.0%
       International Paper Co. 5.850%, due
         10/30/12..........................       115,000         113,372
                                                          ---------------
       PHARMACEUTICALS - 0.0%
       Wyeth 6.450%, due 02/01/24..........       160,000         160,743
                                                          ---------------
       RETAIL - MULTILINE - 0.0%
       Federated Department Stores, Inc.
         6.300%, due 04/01/09..............        60,000          60,713
                                                          ---------------
       TELECOMMUNICATION SERVICES - DIVERSIFIED - 0.9%
       Deutsche Telekom International
        Finance B.V. 8.250%, due
          06/15/30.........................        50,000          57,890
       France Telecom S.A. 8.500%, due
         03/01/31..........................       165,000         199,108
       Nordic Telephone Term B 5.207%,
         due 11/30/13 (144A)(c)............     2,350,000       3,035,450
       Nordic Telephone Term C 5.707%,
         due 11/30/14 (144A)(c)............     2,350,000       3,047,525
       Qwest Capital Funding, Inc. 6.375%,
         due 07/15/08......................     1,000,000         990,000
       Qwest Communications International,
         Inc. 7.500%, due 02/15/14.........       511,000         500,780
       Qwest Corp. 8.875%, due
         03/15/12..........................     1,720,000       1,823,200
       SBC Communications, Inc.
        4.125%, due 09/15/09...............     4,000,000       3,803,016
        5.100%, due 09/15/14...............       380,000         353,107
        5.625%, due 06/15/16...............       455,000         432,091

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


       -----------------------------------------------------------------
       SECURITY                                PAR           VALUE
       DESCRIPTION                            AMOUNT        (NOTE 2)
       -----------------------------------------------------------------

       TELECOMMUNICATION SERVICES - DIVERSIFIED - CONTINUED
       Sprint Capital Corp. 6.900%, due
         05/01/19......................... $     220,000 $       226,505
       Telecom Italia Capital S.A. 4.000%,
         due 01/15/10.....................       510,000         477,630
       UPC Broadband Holding B.V. 1.000%,
         due 12/31/13.....................     5,850,000       7,474,620
       Verizon Global Funding Corp.
         7.375%, due 09/01/12.............       185,000         196,890
       Verizon New York, Inc.
        6.875%, due 04/01/12..............       325,000         329,707
        7.375%, due 04/01/32..............       155,000         153,231
                                                         ---------------
                                                              23,100,750
                                                         ---------------
       TELECOMMUNICATION SERVICES - WIRELESS - 0.1%
       AT&T Wireless Services, Inc.
        7.875%, due 03/01/11..............       260,000         280,325
        8.125%, due 05/01/12..............         5,000           5,508
        8.750%, due 03/01/31..............       245,000         301,228
       Cingular Wireless LLC 6.500%, due
         12/15/11.........................       700,000         718,131
       Nextel Communications, Inc. 7.375%,
         due 08/01/15.....................        70,000          71,300
                                                         ---------------
                                                               1,376,492
                                                         ---------------
       TOBACCO - 0.1%
       Reynolds Amern, Inc. 7.625%, due
         06/01/16 (144A)(a)...............     2,400,000       2,346,000
                                                         ---------------
       TRANSPORTATION - 0.0%
       Norfolk Southern Corp.
        5.590%, due 05/17/25..............        60,000          56,052
        7.800%, due 05/15/27..............         7,000           8,169
        5.640%, due 05/17/29..............       168,000         156,495
        7.250%, due 02/15/31..............        65,000          72,391
       Union Pacific Corp. 6.625%, due
         02/01/29.........................        50,000          51,676
                                                         ---------------
                                                                 344,783
                                                         ---------------
       Total Domestic Bonds & Debt
       Securities
       (Cost $382,316,560)                                   378,973,302
                                                         ---------------

       FOREIGN BONDS & DEBT SECURITIES - 18.6%
       ARUBA GUILDER - 0.0%
       UFJ Finance Aruba AEC 6.750%, due
         07/15/13.........................       220,000         229,511
                                                         ---------------
       BELGIUM - 0.5%
       Kingdom Of Belgium 0.000%, due
         08/17/06(e)......................    10,000,000      12,734,237
                                                         ---------------

       ------------------------------------------------------------------
       SECURITY                                 PAR           VALUE
       DESCRIPTION                             AMOUNT        (NOTE 2)
       ------------------------------------------------------------------

       BRAZIL - 0.2%
       Federal Republic of Brazil
        11.000%, due
          01/11/12-08/17/40................ $   1,365,000 $     1,635,800
        8.000%, due 01/15/18...............     3,683,000       3,894,773
                                                          ---------------
                                                                5,530,573
                                                          ---------------
       CAYMAN ISLANDS - 0.2%
       Hutchison Whampoa International,
        Ltd. 6.250%, due 01/24/14
          (144A)(a)........................       245,000         244,422
       Mizuho Finance 5.790%, due
         04/15/14 (144A)(a)................       315,000         308,864
       Petroleum Export, Ltd. 5.265%, due
         06/15/11 (144A)(a)................     4,590,245       4,453,983
                                                          ---------------
                                                                5,007,269
                                                          ---------------
       FRANCE - 2.2%
       AXA S.A. 8.600%, due 12/15/30.......        60,000          71,606
       France Telecom S.A. 7.750%, due
         03/01/11..........................       400,000         430,102
       Republic of France 0.000%, due
         07/06/06-09/07/06(e)..............    37,050,000      47,253,321
       Sigmakalon Group B.V.
        4.588%, due 06/30/12
          (144A)(a)........................       886,500       1,132,921
        1.000%, due 09/19/12-
          09/19/13(a)......................     3,600,000       4,655,011
                                                          ---------------
                                                               53,542,961
                                                          ---------------
       GERMANY - 11.7%
       Federal Republic of Germany 0.000%,
         due 07/12/06-12/13/06(e)..........   221,440,000     280,973,185
       Kappa Jefferson 5.908%, due
         11/29/13-11/29/14.................     4,500,000       5,793,204
       Wind Acquisitions Sarl 6.134%, due
         06/17/14(c).......................     1,700,000       2,191,354
                                                          ---------------
                                                              288,957,743
                                                          ---------------
       HONG KONG - 0.2%
       Hong Kong Government 5.125%, due
         08/01/14 (144A)(a)................     4,000,000       3,830,512
                                                          ---------------
       ITALY - 0.0%
       Telecom Italia Capital 4.000%, due
         11/15/08..........................       270,000         259,151
                                                          ---------------
       KOREA - 0.0%
       Industrial Bank of Korea 4.000%, due
         05/19/14 (144A)(a)(b).............       335,000         315,935
       Korea First Bank 7.267%, due
         03/03/34 (144A)(b)(c).............       240,000         247,888
       Woori Bank Korea 5.750%, due
         03/13/14 (144A)(a)(b).............       305,000         301,450
                                                          ---------------
                                                                  865,273
                                                          ---------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


       ------------------------------------------------------------------
       SECURITY                                 PAR           VALUE
       DESCRIPTION                             AMOUNT        (NOTE 2)
       ------------------------------------------------------------------

       MEXICO - 0.4%
       United Mexican States
        6.375%, due 01/16/13............... $     405,000 $       407,025
        6.625%, due 03/03/15...............       224,000         227,360
        8.000%, due 09/24/22...............     1,500,000       1,676,250
        11.500%, due 05/15/26..............       130,000         192,075
        8.300%, due 08/15/31...............     5,925,000       6,858,188
                                                          ---------------
                                                                9,360,898
                                                          ---------------
       NETHERLANDS - 0.1%
       Deutsche Telekom Finance 5.250%,
         due 07/22/13......................       425,000         399,819
       UPC Broadband Holding 1.000%, due
         03/31/13..........................     2,150,000       2,746,027
                                                          ---------------
                                                                3,145,846
                                                          ---------------
       NORWAY - 0.0%
       Den Norske Bank 7.729%, due
         06/29/49 (144A)(c)................       115,000         123,685
                                                          ---------------
       PANAMA - 0.1%
       Republic of Panama
        9.625%, due 02/08/11...............       936,000       1,043,640
        9.375%, due 07/23/12...............       410,000         459,200
        6.700%, due 01/26/36...............     1,150,000       1,058,000
                                                          ---------------
                                                                2,560,840
                                                          ---------------
       PERU - 0.1%
       Republic of Peru 9.125%, due
         01/15/08..........................     1,600,000       1,672,000
                                                          ---------------
       RUSSIA - 0.0%
       Morgan Stanley (Gazprom) 9.625%,
         due 03/01/13 (144A)(a)............       130,000         149,338
       Russian Federation
        8.250%, due 03/31/10...............       213,335         221,868
        11.000%, due 07/24/18..............       100,000         138,080
                                                          ---------------
                                                                  509,286
                                                          ---------------
       SINGAPORE - 0.0%
       United Overseas Bank, Ltd. 5.375%,
         due 09/03/19 (144A)(a)............       470,000         440,303
                                                          ---------------
       SOUTH AFRICA - 0.0%
       Republic of South Africa 9.125%, due
         05/19/09..........................       700,000         752,500
                                                          ---------------
       SPAIN - 2.6%
       Kingdom of Spain Treasury Bill
         0.000%, due 12/22/06(e)...........    51,000,000      64,258,003
                                                          ---------------
       SWEDEN - 0.0%
       Skandinaviska Enskilda Banken
        4.958%, due 03/29/49
          (144A)(a)(b).....................       415,000         370,519
       Swedbank Foreningssparbanken
        9.000%, due 12/29/49
          (144A)(a)(b).....................       180,000         200,933
                                                          ---------------
                                                                  571,452
                                                          ---------------

      -------------------------------------------------------------------
      SECURITY                                  PAR           VALUE
      DESCRIPTION                              AMOUNT        (NOTE 2)
      -------------------------------------------------------------------

      UKRAINE - 0.1%
      Republic of Ukraine
       11.000%, due 03/15/07............... $   1,284,427 $     1,308,510
       6.875%, due 03/04/11................       200,000         194,790
       7.650%, due 06/11/13................       500,000         503,750
                                                          ---------------
                                                                2,007,050
                                                          ---------------
      UNITED KINGDOM - 0.2%
      BP Capital Markets Plc 2.750%, due
        12/29/06...........................       380,000         375,341
      British Telecom Plc 1.000%, due
        12/15/10...........................       190,000         208,790
      HBOS Capital Funding LP 6.071%,
        due 06/30/49 (144A)(a).............        45,000          43,910
      HBOS Plc 5.375%, due 12/29/49
        (144A)(c)..........................       285,000         270,317
      HBOS Treasury Services Plc 3.600%,
        due 08/15/07 (144A)(a).............       425,000         415,818
      Standard Chartered Bank 8.000%,
        due 05/30/31 (144A)(a).............       235,000         278,342
      Wind Acquisitions Sarl 5.634%, due
        06/17/13 (144A)(c).................     1,700,000       2,180,493
                                                          ---------------
                                                                3,773,011
                                                          ---------------
      Total Foreign Bonds & Debt Securities
      (Cost $448,109,885)                                     460,132,104
                                                          ---------------
      U. S. GOVERNMENT & AGENCY OBLIGATIONS - 64.5%
      Federal Home Loan Mortgage Corp.
       5.500%, due
         07/01/07-05/01/35.................    45,742,483      44,131,753
       4.500%, due
         10/01/07-01/15/13.................    15,583,160      14,839,981
       7.000%, due 09/01/10................         9,572           9,736
       6.500%, due
         04/01/11-06/01/29.................       238,772         242,307
       6.000%, due
         05/01/11-04/01/23.................    13,556,873      13,515,977
       2.750%, due 02/15/12................     1,823,634       1,816,010
       4.000%, due 09/15/16................     2,121,789       2,118,372
       5.000%, due
         09/15/16-09/01/35.................    79,672,481      77,874,885
       3.500%, due
         03/15/17-07/15/32.................    10,594,781      10,458,237
       6.625%, due 11/15/23(b).............     1,785,916       1,883,106
       6.231%, due 01/01/29(b).............     3,212,877       3,300,782
       5.799%, due 05/15/29(b).............       431,274         433,688
       5.917%, due 11/01/31(b).............       250,261         248,267
       5.194%, due 08/01/32(b).............     2,055,869       2,045,251
       5.449%, due 07/15/34(b).............       773,568         776,073
       5.411%, due 07/25/44(b).............    39,114,172      39,000,245
       5.211%, due 10/25/44(b).............     7,288,751       7,339,056

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


       -----------------------------------------------------------------
       SECURITY                                PAR           VALUE
       DESCRIPTION                            AMOUNT        (NOTE 2)
       -----------------------------------------------------------------

       U. S. GOVERNMENT & AGENCY OBLIGATIONS - CONTINUED
       Federal National Mortgage Assoc.
        5.312%, due 09/22/06(b)........... $  36,600,000 $    36,596,560
        5.500%, due
          01/01/08-03/01/36...............   532,924,301     513,481,878
        6.090%, due 10/01/08..............       405,904         406,849
        6.000%, due
          11/01/08-02/01/34...............    14,470,291      14,416,501
        6.500%, due
          03/01/09-10/01/17...............     1,495,357       1,517,357
        4.000%, due 08/25/09..............     2,490,002       2,478,770
        7.000%, due
          04/01/11-05/01/11...............        87,963          89,223
        4.500%, due 08/25/11..............     6,516,491       6,494,980
        8.000%, due
          11/01/13-10/01/25...............        48,565          49,908
        3.500%, due 04/25/17..............     2,118,682       2,099,318
        5.000%, due
          02/01/18-09/01/35...............   139,463,176     134,349,234
        6.222%, due 10/01/28(b)...........       576,337         585,986
        7.500%, due 09/01/30..............         3,002           3,111
        6.925%, due 02/01/31(b)...........     1,574,216       1,566,556
        6.143%, due 09/01/31(b)...........       344,690         351,988
        5.652%, due 09/18/31(b)...........     2,126,624       2,142,957
        6.223%, due 04/25/32..............       764,897         783,807
        6.223%, due 04/25/32(b)...........        89,988          92,213
        5.404%, due 07/01/32(b)...........       333,416         330,506
        5.504%, due 09/01/32(b)...........     1,064,647       1,061,511
        4.801%, due 11/01/32(b)...........     1,461,996       1,453,676
        4.994%, due 09/01/34(b)...........     9,652,239       9,417,857
        5.695%, due 09/01/34(b)...........       632,380         629,275
        4.192%, due 11/01/34(b)...........    25,344,039      24,847,633
        4.740%, due 12/01/34..............     5,701,732       5,616,140
        4.805%, due 12/01/34(b)...........    15,971,148      15,659,539
        4.681%, due 05/25/35..............     8,600,000       8,332,850
        4.815%, due 11/01/35..............     4,498,667       4,439,829
        5.977%, due 11/01/35(b)...........     3,528,818       3,605,493
        5.736%, due 12/01/36(b)...........     1,928,617       1,919,168
        5.211%, due
          08/01/41-10/01/44...............    17,203,954      17,313,195
        5.261%, due 09/01/41(b)...........     5,039,738       5,076,330
        5.210%, due 08/01/42(b)...........     1,865,666       1,876,819
        5.211%, due 10/01/44(b)...........     1,891,011       1,885,462
        5.000%, due TBA(f)................   118,700,000     113,858,300
        5.500%, due TBA(f)................   681,800,000     169,166,062
        6.000%, due TBA(f)................    55,500,000      54,609,973
       Federal National Mortgage Assoc.,
         REMIC 6.000%, due 12/25/30.......       205,957         205,383
       Government National Mortgage Assoc.
        8.250%, due 02/15/09..............        12,098          12,237
        6.000%, due 04/15/14..............        92,963          93,654

        ----------------------------------------------------------------
        SECURITY                            SHARES/PAR       VALUE
        DESCRIPTION                           AMOUNT        (NOTE 2)
        ----------------------------------------------------------------

        U. S. GOVERNMENT & AGENCY OBLIGATIONS - CONTINUED
         5.375%, due
           02/20/22-02/20/27.............. $     252,819 $       253,602
         4.375%, due
           04/20/22-05/20/32..............     1,276,732       1,280,947
         7.000%, due 10/15/23.............        66,581          68,690
         7.500%, due
           01/15/26-04/15/31..............     6,288,639       6,554,134
         5.125%, due
           01/20/26-11/20/30..............       684,558         688,766
         4.750%, due
           08/20/27-03/20/32..............       245,505         246,098
         4.500%, due
           09/20/27-09/20/33..............     1,148,594       1,146,646
         5.250%, due
           02/20/28-01/20/30..............       394,640         393,843
         4.875%, due 04/20/29.............        72,617          72,927
         5.708%, due 02/16/30(b)..........        69,385          70,117
         5.508%, due 01/16/31(b)..........       244,331         245,409
         5.500%, due 10/20/31.............         8,127           8,198
         5.000%, due
           07/20/32-03/20/33..............       113,945         113,782
         5.500%, due TBA(f)...............    13,500,000      12,964,212
        U.S. Treasury Bond
         6.625%, due 02/15/27.............    85,800,000      99,930,230
         6.125%, due 11/15/27.............     1,700,000       1,878,900
        U.S. Treasury Inflation Index Note
         3.875%, due 01/15/09.............       491,324         509,058
         1.875%, due 07/15/13.............     8,006,640       7,694,197
        U.S. Treasury Note
         2.500%, due 10/31/06.............    13,000,000      12,891,840
         4.500%, due 02/28/11.............    50,000,000      49,479,800
         4.250%, due
           08/15/13-11/15/14..............       945,000         889,867
        U.S. Treasury Note 3.875%, due
          02/15/13........................    21,300,000      19,833,964
                                                         ---------------
        Total U. S. Government & Agency Obligations
        (Cost $1,629,665,662)                              1,596,167,041
                                                         ---------------

        PREFERRED STOCKS - 0.0%
        Home Ownership Funding, 13.331%/
          1.000%*(c)(g)...................         2,500         501,797
        ING Capital Funding Trust III,
          8.439%(b).......................       200,000         219,048
                                                         ---------------
        Total Preferred Stocks
        (Cost $1,212,578)                                        720,845
                                                         ---------------

        RIGHTS(H) - 0.0%
        United Mexican States.............     1,500,000          11,250
        United Mexican States.............     1,500,000          39,750
                                                         ---------------
        Total Rights
        (Cost $0)                                                 51,000
                                                         ---------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


       -----------------------------------------------------------------
       SECURITY                                PAR           VALUE
       DESCRIPTION                            AMOUNT        (NOTE 2)
       -----------------------------------------------------------------

       OPTIONS - 0.1%
       Eurodollar Calls, Expire
         09/25/2006....................... $  48,000,000 $             0
       Eurodollar Puts, Expire
         06/18/2007.......................     3,505,000           8,763
       Eurodollar Puts, Expire 12/18/06...     4,495,000          11,237
       Japanese Yen Calls, Expire
         04/16/2007.......................    10,900,000         747,659
       Japanese Yen Calls, Expire
         12/11/2006.......................     5,300,000          12,874
       Swaption Calls, Expire 08/08/06....   137,400,000               1
       Swaption Calls, Expire 10/04/06....    18,400,000               0
       Swaption Puts, Expire 10/18//06....    74,300,000              74
       U.S. Treasury Futures Option Calls,
         Expire 08/25/2006................       331,000         196,531
       U.S. Treasury Futures Option Puts,
         Expire 08/25/2006................       331,000          56,891
                                                         ---------------
       Total Options
       (Cost $1,794,854)                                       1,034,030
                                                         ---------------

       SHORT-TERM INVESTMENTS - 17.4%
       COMMERCIAL PAPER - 15.0%
       Barclays Plc 5.055%, due
         08/15/06.........................    65,800,000      65,384,226
       Cox Communications, Inc. 4.720%,
         due 07/16/06 (144A)(c)...........     6,700,000       6,700,000
       Danske Corp. 5.040%, due 07/05/06
         (144A)(c)........................    16,800,000      16,790,592
       Rabobank USA Financial Corp.
         5.240%, due 07/03/06.............       100,000          99,971
       Skandin Ens Banken AG 4.960%, due
         07/20/06(c)......................     8,900,000       8,876,702
       Skandinaviska Enskilda Banken
        5.000%, due 07/27/06
          (144A)(c).......................    61,000,000      60,779,722
       Societe Generale North America
        5.250%, due 07/05/06..............    18,800,000      18,789,033
        5.270%, due 07/03/06..............       400,000         399,883
        5.050%, due 08/16/06..............    55,400,000      55,042,516
       Total Fina Elf Capital 5.270%, due
         07/03/06 (144A)(c)...............    67,700,000      67,680,179
       UBS Finance (Delaware) LLC 5.250%,
         due 08/08/06.....................     2,600,000       2,585,592
       UBS Finance, Inc. 5.270%, due
         07/03/06.........................    67,700,000      67,680,179
                                                         ---------------
                                                             370,808,595
                                                         ---------------

      -------------------------------------------------------------------
      SECURITY                                 PAR            VALUE
      DESCRIPTION                             AMOUNT         (NOTE 2)
      -------------------------------------------------------------------

      REPURCHASE AGREEMENTS - 2.0%
      Lehman Brothers, Inc., Repurchase
        Agreement dated 06/30/06 at
        4.600% to be repurchased at
        $38,014,567 on 07/03/06
        collateralized by $29,960,000 U.S.
        Treasury Bond 5.287% due
        08/15/19 with a value of
        $38,855,461....................... $  38,000,000 $    38,000,000
      State Street Bank & Trust Co.,
        Repurchase Agreement dated
        06/30/06 at 3.400% to be
        repurchased at $10,637,013 on
        07/03/06 collateralized by
        $10,845,000 FHLB 4.875% due
        05/15/07 with a value of
        $10,848,394.......................    10,634,000      10,634,000
                                                         ---------------
                                                              48,634,000
                                                         ---------------
      U.S. GOVERNMENT & AGENCY DISCOUNT NOTES - 0.4%
      U.S. Treasury Bill
       4.622%, due 08/31/06(e)............       130,000         128,964
       4.629%, due 08/31/06(e)............       425,000         421,613
       4.630%, due 08/31/06(e)............        50,000          49,601
       4.639%, due 08/31/06(e)............       400,000         396,804
       4.644%, due 08/31/06(e)............       125,000         124,000
       4.722%, due 09/14/06(e)............       420,000         415,813
       4.737%, due 09/14/06(e)............     8,600,000       8,514,000
                                                         ---------------
                                                              10,050,795
                                                         ---------------
      Total Short-Term Investments
      (Cost $429,493,390)                                    429,493,390
                                                         ---------------

      TOTAL INVESTMENTS - 117.2%
      (Cost $2,923,961,796)                                2,899,324,802

      Other Assets and Liabilities (net) - (17.2)%          (425,909,422)
                                                         ---------------

      TOTAL NET ASSETS - 100.0%                          $ 2,473,415,380
                                                         ===============

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)



PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under the guidelines established by the Board of Trustees.

(b) Variable or floating rate security. The stated rate represents the rate at June 30, 2006.

(c) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determind to be illiquid by the Portfolio's adviser.

(d) Security is a "step-up" bond where coupon increases or steps up at a predetermined date. Rates shown are current coupon and next coupon rate when security steps up.

(e) Zero coupon bond - Interest rate represents current yield to maturity.

(f) This security is traded on a "to-be-announced" basis.

(g) Security is a "step-down" bond where the coupon decreases or steps down at a predetermined date. Rates shown are current coupon and next coupon rate when a security steps down.

(h) Illiquid securities representing in the aggregate 0.00% of net assets.

AIC - Ambac Indemnity Corporation

FGIC - Financial Guaranty Insurance Corporation

FHLB - Federal Home Loan Bank

FNMA - Federal National Mortgage Association

MBIA - Municipal Bond Insurance Association

The following table summarizes the portfolio composition of the Portfolio's holdings at June 30, 2006 based upon quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used.

                                                       PERCENT OF
               PORTFOLIO COMPOSITION BY CREDIT QUALITY PORTFOLIO
               --------------------------------------------------
                  AAA/Government/Government Agency        92.18%
                  AA                                       1.25
                  A                                        1.01
                  BBB                                      2.59
                  BB                                       1.33
                  B                                        1.64
                                                         ------
                  Total:                                 100.00%
                                                         ======

                                                               NUMBER OF
PUT OPTIONS                           EXPIRATION STRIKE PRICE  CONTRACTS     VALUE
-------------------------------------------------------------------------------------
OTC FXV LOCK 9.175 EUR USD 1 Year MYC 09/25/2006   $ 9.175    (48,000,000) $ (34,827)
OTC Swap Option 3 Month LIBOR         01/02/2007      5.90    (36,600,000)  (396,634)
OTC USD VS JPY 112 GSC                07/03/2006    112.00    (91,000,000)    (4,277)
U.S. Treasury Bond Futures            08/25/2006    103.00           (563)   (79,172)
                                                                           ---------
(Written Option Premium $934,652)                                          $(514,910)
                                                                           =========

                                                             NUMBER OF
CALL OPTIONS                        EXPIRATION STRIKE PRICE  CONTRACTS     VALUE
-----------------------------------------------------------------------------------
Swaption 317503HR4                  10/04/2006   $  4.54     (7,800,000) $      (8)
OTC Swap Option 3 Month LIBOR       10/18/2006      4.56    (32,000,000)      (160)
Swaption 317503QG8                  08/08/2006      4.78    (59,200,000)        (1)
U.S. Treasury Note Futures          08/25/2006    106.00           (563)  (149,547)
OTC ECAL 4.6 Call                   01/02/2007      4.60    (36,600,000)    (3,843)
OTC ECAL BRITLE .2 SWP2 MYC         04/20/2008      0.45     (7,000,000)   (37,622)
                                                                         ---------
(Written Option Premium $1,717,062)                                      $(191,181)
                                                                         =========

     SECURITY SOLD SHORT INTEREST RATE  MATURITY    PROCEEDS      VALUE
     ----------------------------------------------------------------------
     U.S. Treasury Notes      3.25%    08/15/2007 $ 28,694,601 $ 28,382,619
     U.S. Treasury Notes      3.00     11/15/2007   29,213,638   29,136,330
     U.S. Treasury Notes      4.50     02/28/2011   49,429,688   49,429,650
     U.S. Treasury Notes     3.875     02/15/2013    7,202,565    6,797,556
     U.S. Treasury Notes     3.625     05/15/2013   61,250,921   59,386,096
     U.S. Treasury Notes      4.75     05/15/2014   23,316,216   22,248,719
                                                  ------------ ------------
                                                  $199,107,629 $195,380,970
                                                  ============ ============

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIONEER FUND PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


           ---------------------------------------------------------
           SECURITY                                        VALUE
           DESCRIPTION                           SHARES   (NOTE 2)
           ---------------------------------------------------------

           COMMON STOCKS - 98.5%
           AEROSPACE & DEFENSE - 2.6%
           General Dynamics Corp................  6,526 $    427,192
           United Technologies Corp.............  8,426      534,377
                                                        ------------
                                                             961,569
                                                        ------------
           AIRLINES - 0.5%
           Southwest Airlines Co................ 10,378      169,888
                                                        ------------
           AUTO COMPONENTS - 1.4%
           Johnson Controls, Inc................  6,594      542,159
                                                        ------------
           AUTOMOBILES - 0.9%
           Ford Motor Co........................ 46,133      319,702
                                                        ------------
           BANKS - 7.3%
           Bank of America Corp.................  6,428      309,187
           Compass Bancshares, Inc..............  1,924      106,974
           First Horizon National Corp..........  3,973      159,714
           National City Corp................... 14,125      511,184
           SunTrust Banks, Inc..................  6,025      459,466
           U.S. Bancorp......................... 12,817      395,789
           Wachovia Corp........................  3,900      210,912
           Wells Fargo & Co.....................  6,371      427,367
           Zions Bancorporation.................  2,322      180,977
                                                        ------------
                                                           2,761,570
                                                        ------------
           BEVERAGES - 1.3%
           PepsiCo, Inc.........................  8,059      483,862
                                                        ------------
           BIOTECHNOLOGY - 0.1%
           Amgen, Inc.*.........................    866       56,489
                                                        ------------
           CHEMICALS - 1.9%
           Air Products & Chemicals, Inc........  2,592      165,681
           Dow Chemical Co. (The)...............  5,189      202,527
           E.I. du Pont de Nemours & Co.........  2,799      116,438
           Ecolab, Inc..........................  3,438      139,514
           Praxair, Inc.........................  1,548       83,592
                                                        ------------
                                                             707,752
                                                        ------------
           COMMERCIAL SERVICES & SUPPLIES - 1.0%
           Automatic Data Processing, Inc.......  5,319      241,217
           Fiserv, Inc.*........................  2,883      130,773
                                                        ------------
                                                             371,990
                                                        ------------
           COMMUNICATIONS EQUIPMENT & SERVICES - 2.8%
           Cisco Systems, Inc.*................. 10,456      204,206
           Motorola, Inc........................ 23,222      467,923
           Nokia Oyj (ADR)...................... 19,043      385,811
                                                        ------------
                                                           1,057,940
                                                        ------------
           COMPUTERS & PERIPHERALS - 2.5%
           Dell, Inc.*..........................  8,793      214,637
           EMC Corp.*...........................  7,112       78,019
           Hewlett-Packard Co................... 13,205      418,334
           Sun Microsystems, Inc.*.............. 52,645      218,477
                                                        ------------
                                                             929,467
                                                        ------------

          -----------------------------------------------------------
          SECURITY                                          VALUE
          DESCRIPTION                             SHARES   (NOTE 2)
          -----------------------------------------------------------

          ELECTRIC UTILITIES - 1.2%
          Consolidated Edison, Inc...............  3,916 $    174,027
          Exelon Corp............................    775       44,043
          PG&E Corp..............................    996       39,123
          Southern Co. (The).....................  6,261      200,665
                                                         ------------
                                                              457,858
                                                         ------------
          ELECTRICAL EQUIPMENT - 0.6%
          Emerson Electric Co....................  2,878      241,205
                                                         ------------
          FINANCIAL - DIVERSIFIED - 7.7%
          American Express Co....................  5,621      299,150
          Citigroup, Inc.........................  3,203      154,513
          Federated Investors, Inc. - Class B....  5,348      168,462
          Golden West Financial Corp.............  2,611      193,736
          Merrill Lynch & Co., Inc...............  5,274      366,859
          State Street Corp......................  8,512      494,462
          T. Rowe Price Group, Inc............... 20,864      788,868
          Washington Mutual, Inc.................  9,067      413,274
                                                         ------------
                                                            2,879,324
                                                         ------------
          FOOD & DRUG RETAILING - 3.3%
          Hershey Co.............................  6,281      345,895
          Sysco Corp.............................  9,106      278,279
          Walgreen Co............................ 14,102      632,334
                                                         ------------
                                                            1,256,508
                                                         ------------
          FOOD PRODUCTS - 2.9%
          Campbell Soup Co.......................  9,237      342,785
          General Mills, Inc.....................  5,008      258,713
          H.J. Heinz Co..........................  7,871      324,442
          Kellogg Co.............................    832       40,294
          Sara Lee Corp..........................  8,236      131,941
                                                         ------------
                                                            1,098,175
                                                         ------------
          HEALTH CARE EQUIPMENT & SUPPLIES - 5.4%
          Becton, Dickinson & Co.................  8,077      493,747
          Biomet, Inc............................  7,850      245,627
          C.R. Bard, Inc.........................  4,742      347,399
          Johnson & Johnson......................  5,388      322,849
          Medtronic, Inc.........................  3,822      179,328
          St. Jude Medical, Inc.*................  7,894      255,923
          Zimmer Holdings, Inc.*.................  2,950      167,324
                                                         ------------
                                                            2,012,197
                                                         ------------
          HOUSEHOLD PRODUCTS - 1.4%
          Clorox Co..............................  1,541       93,955
          Colgate-Palmolive Co...................  7,139      427,626
                                                         ------------
                                                              521,581
                                                         ------------
          INDUSTRIAL - DIVERSIFIED - 1.5%
          3M Co..................................    604       48,785
          General Electric Co.................... 10,479      345,388
          Rockwell Automation, Inc...............  2,275      163,823
                                                         ------------
                                                              557,996
                                                         ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIONEER FUND PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


       -----------------------------------------------------------------
       SECURITY                                                VALUE
       DESCRIPTION                                   SHARES   (NOTE 2)
       -----------------------------------------------------------------

       INSURANCE - 2.9%
       Chubb Corp. (The)............................ 13,544 $    675,846
       Hartford Financial Services Group, Inc. (The)  2,807      237,472
       SAFECO Corp..................................  3,458      194,858
                                                            ------------
                                                               1,108,176
                                                            ------------
       IT CONSULTING & SERVICES - 0.5%
       DST Systems, Inc.*...........................  2,968      176,596
                                                            ------------
       MACHINERY - 4.7%
       Caterpillar, Inc.............................  6,902      514,061
       Deere & Co...................................  6,853      572,157
       PACCAR, Inc..................................  7,031      579,214
       Parker Hannifin Corp.........................  1,287       99,871
                                                            ------------
                                                               1,765,303
                                                            ------------
       MEDIA - 6.6%
       Gannett Co., Inc.............................  5,265      294,471
       McGraw-Hill Cos., Inc........................ 16,658      836,731
       Omnicom Group, Inc...........................  4,662      415,338
       Reed Elsevier NV (ADR)....................... 25,799      773,970
       Walt Disney Co. (The)........................  5,574      167,220
                                                            ------------
                                                               2,487,730
                                                            ------------
       METALS & MINING - 3.1%
       Alcoa, Inc...................................  5,269      170,505
       Inco, Ltd....................................  7,496      493,986
       Rio Tinto Plc (ADR)..........................  2,331      488,834
                                                            ------------
                                                               1,153,325
                                                            ------------
       OFFICE FURNISHING & SUPPLIES - 1.3%
       Canon, Inc. (ADR)............................  6,536      478,893
                                                            ------------
       OIL & GAS - 7.9%
       Apache Corp..................................  4,484      306,033
       Chevron Corp................................. 13,240      821,674
       ConocoPhillips...............................  7,008      459,234
       Exxon Mobil Corp.............................  8,668      531,782
       Occidental Petroleum Corp....................  4,051      415,430
       Pioneer Natural Resources Co.................  6,562      304,543
       Weatherford International, Ltd.*.............  2,690      133,478
                                                            ------------
                                                               2,972,174
                                                            ------------
       PERSONAL PRODUCTS - 0.2%
       Estee Lauder Companies, Inc. - Class A.......  2,370       91,648
                                                            ------------
       PHARMACEUTICALS - 7.3%
       Abbott Laboratories..........................  7,761      338,457
       Barr Pharmaceuticals, Inc.*..................  5,936      283,088
       Bristol-Myers Squibb Co......................  9,957      257,488
       Eli Lilly & Co...............................  5,040      278,561
       Merck & Co., Inc.............................  6,853      249,655
       Novartis AG (ADR)............................  5,556      299,579
       Pfizer, Inc.................................. 10,100      237,047
       Roche Holding AG (ADR).......................  4,028      332,914

         --------------------------------------------------------------
         SECURITY                                             VALUE
         DESCRIPTION                                SHARES   (NOTE 2)
         --------------------------------------------------------------

         PHARMACEUTICALS - CONTINUED
         Schering-Plough Corp...................... 19,984 $    380,295
         Teva Pharmaceutical Industries, Ltd. (ADR)  3,362      106,206
                                                           ------------
                                                              2,763,290
                                                           ------------
         RETAIL - MULTILINE - 3.0%
         Costco Wholesale Corp.....................  1,550       88,552
         CVS Corp..................................  6,062      186,103
         Federated Department Stores, Inc..........  7,504      274,646
         Target Corp............................... 11,568      565,328
                                                           ------------
                                                              1,114,629
                                                           ------------
         RETAIL - SPECIALTY - 2.6%
         Barnes & Noble, Inc.......................  3,182      116,143
         GameStop Corp. - Class B*.................  1,351       46,272
         Liz Claiborne, Inc........................  2,585       95,800
         Lowe's Cos., Inc..........................  5,270      319,731
         Nordstrom, Inc............................  7,053      257,434
         Staples, Inc..............................  5,109      124,251
                                                           ------------
                                                                959,631
                                                           ------------
         ROAD & RAIL - 1.2%
         Burlington Northern Santa Fe Corp.........  5,587      442,770
                                                           ------------
         SEMICONDUCTOR EQUIPMENT & PRODUCTS - 2.9%
         Applied Materials, Inc....................  7,205      117,297
         Freescale Semiconductor, Inc. - Class B*..  2,562       75,323
         Intel Corp................................ 19,944      377,939
         Texas Instruments, Inc.................... 16,761      507,691
                                                           ------------
                                                              1,078,250
                                                           ------------
         SOFTWARE - 1.6%
         Adobe Systems, Inc.*......................  9,665      293,429
         Microsoft Corp............................ 13,940      324,802
                                                           ------------
                                                                618,231
                                                           ------------
         TELECOMMUNICATION SERVICES - DIVERSIFIED - 4.1%
         ALLTEL Corp...............................  2,659      169,724
         AT&T, Inc................................. 22,262      620,887
         BellSouth Corp............................ 16,085      582,277
         Verizon Communications, Inc...............  5,199      174,115
                                                           ------------
                                                              1,547,003
                                                           ------------
         TRANSPORTATION - 2.3%
         Norfolk Southern Corp..................... 16,461      876,054
                                                           ------------
         Total Common Stocks
         (Cost $27,537,072)                                  37,020,935
                                                           ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIONEER FUND PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


       -----------------------------------------------------------------
       SECURITY                                      PAR       VALUE
       DESCRIPTION                                  AMOUNT    (NOTE 2)
       -----------------------------------------------------------------

       SHORT-TERM INVESTMENT - 2.1%
       State Street Bank & Trust Co.,, Repurchase
         Agreement, dated 06/30/06 at 1.500% to be
         repurchased at $791,099 on 07/03/06
         collateralized by $810,000 FHLMC 6.000%
         due 06/27/2011 with a value of $810,000.
         (Cost $791,000).......................... $791,000 $   791,000
                                                            -----------

       TOTAL INVESTMENTS - 100.6%
       (Cost $28,328,072)                                    37,811,935

       Other Assets and Liabilities (net) - (0.6%)             (212,847)
                                                            -----------

       TOTAL NET ASSETS - 100.0%                            $37,599,088
                                                            ===========

PORTFOLIO FOOTNOTES:

* Non-income producing security.

ADR - American Depositary Receipt

FHLMC - Federal Home Loan Mortgage Corporation

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIONEER MID-CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


          ------------------------------------------------------------
          SECURITY                                           VALUE
          DESCRIPTION                              SHARES   (NOTE 2)
          ------------------------------------------------------------

          COMMON STOCKS - 95.6%
          AUTO COMPONENTS - 1.0%
          BorgWarner, Inc.........................  1,740 $    113,274
                                                          ------------
          AUTOMOBILES - 1.3%
          Harley-Davidson, Inc....................  2,530      138,872
                                                          ------------
          BANKS - 5.8%
          City National Corp......................  1,050       68,344
          Hudson City Bancorp, Inc................  7,390       98,509
          Keycorp.................................  3,735      133,265
          Marshall & Ilsley Corp..................  3,130      143,166
          Regions Financial Corp..................  1,585       52,495
          Zions Bancorporation....................  1,705      132,888
                                                          ------------
                                                               628,667
                                                          ------------
          BEVERAGES - 1.9%
          Molson Coors Brewing Co. - Class B......  3,005      203,979
                                                          ------------
          CHEMICALS - 5.7%
          Air Products & Chemicals, Inc...........  2,935      187,605
          Ashland, Inc............................  2,705      180,424
          International Flavors & Fragrances, Inc.  4,080      143,779
          PPG Industries, Inc.....................  1,655      109,230
                                                          ------------
                                                               621,038
                                                          ------------
          COMMERCIAL SERVICES & SUPPLIES - 2.4%
          R. R. Donnelley & Sons Co...............  3,565      113,902
          Republic Services, Inc..................  3,705      149,459
                                                          ------------
                                                               263,361
                                                          ------------
          COMPUTERS & PERIPHERALS - 5.8%
          Dell, Inc.*.............................  5,260      128,397
          NCR Corp.*..............................  6,470      237,061
          Palm, Inc.*.............................  4,920       79,212
          Symbol Technologies, Inc................ 17,390      187,638
                                                          ------------
                                                               632,308
                                                          ------------
          CONTAINERS & PACKAGING - 1.7%
          Ball Corp...............................  5,035      186,496
                                                          ------------
          ELECTRIC UTILITIES - 8.2%
          Allegheny Energy, Inc.*.................  3,285      121,775
          Edison International....................  3,975      155,025
          FirstEnergy Corp........................  2,550      138,235
          NRG Energy, Inc.*.......................  3,305      159,235
          NSTAR...................................  3,200       91,520
          PG&E Corp...............................  3,610      141,801
          PPL Corp................................  2,510       81,073
                                                          ------------
                                                               888,664
                                                          ------------
          ELECTRICAL EQUIPMENT & INSTRUMENTS - 3.5%
          Thomas & Betts Corp.*...................  2,255      115,681
          Xerox Corp.*............................ 18,905      262,969
                                                          ------------
                                                               378,650
                                                          ------------

           ---------------------------------------------------------
           SECURITY                                        VALUE
           DESCRIPTION                           SHARES   (NOTE 2)
           ---------------------------------------------------------

           FINANCIAL - DIVERSIFIED - 7.0%
           BISYS Group, Inc.*...................  7,880 $    107,956
           E*TRADE Financial Corp.*.............  2,800       63,896
           Federated Investors, Inc. - Class B..  4,820      151,830
           Legg Mason, Inc......................    575       57,224
           Mellon Financial Corp................  3,545      122,054
           PNC Financial Services Group, Inc....  2,395      168,057
           TCF Financial Corp...................  3,510       92,840
                                                        ------------
                                                             763,857
                                                        ------------
           FOOD & DRUG RETAILING - 2.4%
           Safeway, Inc......................... 10,180      264,680
                                                        ------------
           FOOD PRODUCTS - 1.6%
           H.J. Heinz Co........................  2,630      108,409
           Wm. Wrigley Jr. Co...................  1,550       70,308
                                                        ------------
                                                             178,717
                                                        ------------
           HEALTH CARE EQUIPMENT & SUPPLIES - 1.0%
           Boston Scientific Corp.*.............  6,630      111,649
                                                        ------------
           HEALTH CARE PROVIDERS & SERVICES - 2.8%
           Laboratory Corp. of America Holdings*  3,045      189,491
           Tenet Healthcare Corp.*..............  8,490       59,260
           Triad Hospitals, Inc.*...............  1,285       50,860
                                                        ------------
                                                             299,611
                                                        ------------
           HOTELS, RESTAURANTS & LEISURE - 2.6%
           Harrah's Entertainment, Inc..........  2,670      190,051
           Royal Caribbean Cruises, Ltd.........  2,480       94,860
                                                        ------------
                                                             284,911
                                                        ------------
           INDUSTRIAL - DIVERSIFIED - 1.3%
           Tyco International, Ltd..............  5,110      140,525
                                                        ------------
           INSURANCE - 11.4%
           Ambac Financial Group, Inc...........    635       51,499
           Aon Corp.............................  3,735      130,053
           Assurant, Inc........................  1,410       68,244
           CIGNA Corp...........................  2,530      249,230
           Genworth Financial, Inc. - Class A...  4,267      148,662
           Platinum Underwriters Holdings, Ltd..  3,390       94,852
           PMI Group, Inc. (The)................  4,385      195,483
           UnumProvident Corp................... 12,295      222,909
           White Mountains Insurance Group, Ltd.    150       73,050
                                                        ------------
                                                           1,233,982
                                                        ------------
           INTERNET SOFTWARE & SERVICES - 1.2%
           Juniper Networks, Inc.*..............  7,900      126,321
                                                        ------------
           MACHINERY - 1.5%
           Deere & Co...........................  1,970      164,475
                                                        ------------
           MEDIA - 4.1%
           Clear Channel Communications, Inc....  8,025      248,374
           Entercom Communications Corp.........  1,690       44,210
           Interpublic Group of Cos., Inc.*..... 18,135      151,427
                                                        ------------
                                                             444,011
                                                        ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIONEER MID-CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


         --------------------------------------------------------------
         SECURITY                                             VALUE
         DESCRIPTION                                SHARES   (NOTE 2)
         --------------------------------------------------------------

         METALS & MINING - 3.0%
         Freeport-McMoRan Copper & Gold,
           Inc. - Class B.......................... 1,170  $     64,830
         Massey Energy Co.......................... 4,840       174,240
         Novelis, Inc.............................. 3,810        82,220
                                                           ------------
                                                                321,290
                                                           ------------
         OIL & GAS - 5.0%
         Hess Corp................................. 2,700       142,695
         Questar Corp.............................. 2,190       176,273
         Tesoro Corp............................... 1,105        82,168
         Transocean, Inc.*.........................   790        63,453
         Weatherford International, Ltd.*.......... 1,525        75,670
                                                           ------------
                                                                540,259
                                                           ------------
         PHARMACEUTICALS - 1.1%
         Shire Plc (ADR)...........................   710        31,403
         Teva Pharmaceutical Industries, Ltd. (ADR) 2,710        85,609
                                                           ------------
                                                                117,012
                                                           ------------
         REAL ESTATE - 2.0%
         Annaly Mortgage Management, Inc. (REIT)... 6,520        83,521
         Host Hotels & Resorts, Inc. (REIT)........ 2,610        57,081
         ProLogis (REIT)........................... 1,550        80,786
                                                           ------------
                                                                221,388
                                                           ------------
         RETAIL - MULTILINE - 2.0%
         CVS Corp.................................. 2,385        73,220
         Federated Department Stores, Inc..........   760        27,816
         J.C. Penney Co., Inc...................... 1,800       121,518
                                                           ------------
                                                                222,554
                                                           ------------
         RETAIL - SPECIALTY - 0.7%
         Abercrombie & Fitch Co. - Class A......... 1,415        78,433
                                                           ------------
         ROAD & RAIL - 1.3%
         CSX Corp.................................. 1,970       138,767
                                                           ------------
         SEMICONDUCTOR EQUIPMENT & PRODUCTS - 1.6%
         Freescale Semiconductor, Inc. - Class B*.. 5,740       168,756
                                                           ------------
         TELECOMMUNICATION SERVICES - DIVERSIFIED - 0.1%
         Cincinnati Bell, Inc.*.................... 3,020        12,382
                                                           ------------
         TOBACCO - 2.2%
         UST, Inc.................................. 5,205       235,214
                                                           ------------
         TRADING COMPANIES & DISTRIBUTORS - 2.4%
         W.W. Grainger, Inc........................ 3,410       256,534
                                                           ------------
         Total Common Stocks
         (Cost $10,331,058)                                  10,380,637
                                                           ------------

      -------------------------------------------------------------------
      SECURITY                                      PAR        VALUE
      DESCRIPTION                                  AMOUNT     (NOTE 2)
      -------------------------------------------------------------------

      SHORT-TERM INVESTMENT - 5.4%
      State Street Bank & Trust Co., Repurchase
        Agreement, dated 06/30/06 at 1.50% to be
        repurchased at $583,073 on 07/03/06
        collateralized by 595,000 FHLMC 6.00%
        due 06/27/11 with a value of
        $595,000
        (Cost $583,000).......................... $ 583,000 $    583,000
                                                            ------------

      TOTAL INVESTMENTS - 101.0%
      (Cost $10,914,058)                                      10,963,637

      Other Assets and Liabilities (net) - (1.0%)               (107,950)
                                                            ------------

      TOTAL NET ASSETS - 100.0%                             $ 10,855,687
                                                            ============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

ADR - American Depository Receipt

FHLMC - Federal Home Loan Mortgage Corp.

REIT - Real Estate Investment Trust

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


         -------------------------------------------------------------
         SECURITY                                            VALUE
         DESCRIPTION                               SHARES   (NOTE 2)
         -------------------------------------------------------------

         COMMON STOCKS - 97.6%
         AEROSPACE & DEFENSE - 0.1%
         Triumph Group, Inc.*(a)..................    623 $     29,904
                                                          ------------
         AIR FREIGHT & LOGISTICS - 0.1%
         ABX Air, Inc.*...........................  4,458       26,926
                                                          ------------
         AIRLINES - 1.2%
         Alaska Air Group, Inc.*..................  4,059      160,006
         ExpressJet Holdings, Inc.*(a)............ 47,609      328,978
         World Air Holdings, Inc.*................  1,697       14,577
                                                          ------------
                                                               503,561
                                                          ------------
         AUTO COMPONENTS - 1.8%
         Noble International, Ltd.(a).............  1,819       26,048
         Tenneco Automotive, Inc.*(a)............. 28,767      747,942
         Visteon Corp.*...........................  3,452       24,889
                                                          ------------
                                                               798,879
                                                          ------------
         AUTOMOBILES - 2.2%
         Autoliv, Inc............................. 16,943      958,466
                                                          ------------
         BANKS - 2.6%
         Anchor BanCorp Wisconsin, Inc............  1,761       53,129
         Center Financial Corp.(a)................    461       10,898
         City Holding Co..........................  1,148       41,489
         Corus Bankshares, Inc.(a)................ 24,656      645,494
         First Regional Bancorp.*.................    122       10,736
         Independent Bank Corp.(a)................  1,422       37,399
         IndyMac Bancorp, Inc.(a).................  3,800      174,230
         Lakeland Financial Corp.(a)..............    200        4,858
         Provident Financial Holdings, Inc.(a)....    402       12,060
         R&G Financial Corp. - Class B(a)......... 14,569      125,148
         Republic Bancorp, Inc. - Class A(a)......    392        8,075
         Southwest Bancorp of Oklahoma, Inc.......    799       20,374
                                                          ------------
                                                             1,143,890
                                                          ------------
         BIOTECHNOLOGY - 0.1%
         ArQule, Inc.*(a).........................  2,208       12,453
         Charles River Laboratories International,
           Inc.*(a)...............................    158        5,815
         Diversa Corp.*(a)........................  3,550       34,293
         Incyte Corp.*(a).........................  2,667       12,268
                                                          ------------
                                                                64,829
                                                          ------------
         BUILDING PRODUCTS - 0.8%
         Builders FirstSource, Inc.*(a)...........  1,820       37,055
         Huttig Building Producs, Inc.*(a)........  1,808       14,645
         Louisiana - Pacific Corp.................  9,600      210,240
         Universal Forest Products, Inc.(a).......  1,503       94,283
                                                          ------------
                                                               356,223
                                                          ------------
         CHEMICALS - 0.5%
         NewMarket Corp...........................  4,316      211,743
                                                          ------------

           ----------------------------------------------------------
           SECURITY                                         VALUE
           DESCRIPTION                           SHARES    (NOTE 2)
           ----------------------------------------------------------

           COMMERCIAL SERVICES & SUPPLIES - 2.8%
           Adaptec, Inc.*(a)....................   5,945 $     25,801
           Brightpoint, Inc.*(a)................     664        8,984
           Consolidated Graphics, Inc.*.........   2,373      123,538
           Darling International, Inc.*.........   4,064       18,410
           Labor Ready, Inc.*(a)................   9,675      219,139
           Rent-A-Center, Inc.*.................  23,017      572,203
           Spherion Corp.*......................   2,300       20,976
           StarTek, Inc.(a).....................   1,900       28,405
           Steelcase, Inc. - Class A(a).........   6,930      113,998
           TeleTech Holdings, Inc.*(a)..........   7,483       94,735
                                                         ------------
                                                            1,226,189
                                                         ------------
           COMMUNICATIONS EQUIPMENT & SERVICES - 2.2%
           Brocade Communications Systems, Inc.* 139,633      857,347
           Methode Electronics, Inc.............   3,744       39,350
           NETGEAR, Inc.*(a)....................     556       12,037
           UTStarcom, Inc.*.....................   7,957       61,985
                                                         ------------
                                                              970,719
                                                         ------------
           COMPUTERS & PERIPHERALS - 0.4%
           Catapult Communications Corp.*(a)....   2,243       24,449
           MTS Systems Corp.....................     700       27,657
           Systemax, Inc.*(a)...................   2,477       19,321
           TTM Technologies, Inc.*..............   7,120      103,026
                                                         ------------
                                                              174,453
                                                         ------------
           CONTAINERS & PACKAGING - 0.0%
           Graphic Packaging Corp.*(a)..........   2,629        9,964
                                                         ------------
           EDUCATION - 1.8%
           Career Education Corp.*..............  26,144      781,444
                                                         ------------
           ELECTRIC SERVICES - 0.2%
           Alliant Energy Corp.(a)..............     574       19,688
           Black Hills Corp.(a).................   2,087       71,647
           Puget Energy, Inc....................     424        9,107
                                                         ------------
                                                              100,442
                                                         ------------
           ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.5%
           Analogic Corp.(a)....................   1,620       75,508
           Checkpoint Systems, Inc.*............   3,690       81,955
           Greatbatch, Inc.*(a).................   1,900       44,840
           Stoneridge, Inc.*....................   2,270       18,841
                                                         ------------
                                                              221,144
                                                         ------------
           ENERGY EQUIPMENT & SERVICES - 0.2%
           Energen Corp.........................     198        7,605
           TransMontaigne, Inc.*................   6,669       74,760
                                                         ------------
                                                               82,365
                                                         ------------
           FINANCIAL SERVICES - 5.2%
           Accredited Home Lenders Holding Co.*.   7,240      346,144
           Asset Acceptance Capital Corp.*......   1,632       32,314
           ASTA Funding, Inc.(a)................   2,530       94,749
           CBIZ, Inc.*(a).......................   1,927       14,279

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


          ------------------------------------------------------------
          SECURITY                                           VALUE
          DESCRIPTION                              SHARES   (NOTE 2)
          ------------------------------------------------------------

          FINANCIAL SERVICES - CONTINUED
          CompuCredit Corp.*(a)................... 12,400 $    476,656
          Delphi Financial Group - Class A........  4,725      171,801
          Eaton Vance Corp........................  8,402      209,714
          FirstFed Financial Corp.*(a)............ 14,306      825,027
          Student Loan Corp.(a)...................     13        2,626
          Triad Guaranty, Inc.*(a)................    788       38,517
          World Acceptance Corp.*.................  2,260       80,275
                                                          ------------
                                                             2,292,102
                                                          ------------
          FOOD RETAILERS - 0.9%
          American Italian Pasta Co. - Class A(a).  2,300       19,688
          Dominos Pizza, Inc...................... 14,267      352,966
          Ingles Markets, Inc.(a).................    884       15,028
                                                          ------------
                                                               387,682
                                                          ------------
          GAS UTILITIES - 0.1%
          Northwest Natural Gas Co.(a)............  1,082       40,066
                                                          ------------
          HEALTH CARE EQUIPMENT & SUPPLIES - 2.8%
          Applera Corp. - Applied Biosystems Group 13,900      449,665
          Bausch & Lomb, Inc.(a)..................  1,300       63,752
          Candela Corp.*..........................    964       15,289
          EPIX Pharmaceuticals, Inc.*(a)..........  4,900       21,315
          Hillenbrand Industries, Inc.(a).........  2,171      105,294
          Immucor, Inc.*.......................... 11,620      223,453
          Medical Action Industries, Inc.*........    556       12,282
          Respironics, Inc.*......................  8,044      275,266
          Varian, Inc.*...........................  1,300       53,963
                                                          ------------
                                                             1,220,279
                                                          ------------
          HEALTH CARE PROVIDERS & SERVICES - 2.5%
          Alderwoods Group, Inc.*.................  5,933      115,456
          American Dental Partners, Inc.*(a)......    697       10,636
          Manor Care, Inc.(a)..................... 19,150      898,518
          Odyssey Healthcare, Inc.*(a)............  2,826       49,653
                                                          ------------
                                                             1,074,263
                                                          ------------
          HOTELS, RESTAURANTS & LEISURE - 0.2%
          Denny's Corp.*(a)....................... 10,431       38,491
          Dover Downs Gaming & Entertainment, Inc.  1,500       29,460
          Luby's, Inc.*...........................  3,033       31,634
                                                          ------------
                                                                99,585
                                                          ------------
          HOUSEHOLD DURABLES - 0.3%
          Blout International, Inc.*(a)...........  1,824       21,925
          Hooker Furniture Corp.(a)...............    200        3,354
          Kimball International, Inc. - Class B...  2,313       45,589
          Select Comfort Corp.*(a)................  1,704       39,141
                                                          ------------
                                                               110,009
                                                          ------------
          HOUSEHOLD PRODUCTS - 0.2%
          Blyth, Inc..............................  5,225       96,454
                                                          ------------
          INDUSTRIAL - DIVERSIFIED - 0.3%
          Chemed Corp.(a).........................  2,758      150,394
                                                          ------------

       ------------------------------------------------------------------
       SECURITY                                                 VALUE
       DESCRIPTION                                    SHARES   (NOTE 2)
       ------------------------------------------------------------------

       INDUSTRIAL CONGLOMERATES - 0.7%
       Teleflex, Inc.................................  5,600 $    302,512
                                                             ------------
       INSURANCE - 10.2%
       Affirmative Insurance Holdings, Inc.(a).......  1,121       17,544
       American Equity Investment Life Holding Co.(a)  2,314       24,667
       American Physicians Capital, Inc.*(a).........  1,307       68,735
       AmerUs Group Co............................... 14,146      828,248
       CNA Surety Corp.*(a)..........................    700       12,096
       Commerce Group, Inc. (The)....................  6,294      185,925
       Direct General Corp.(a).......................  1,657       28,036
       FPIC Insurance Group, Inc.*...................    409       15,849
       HCC Insurance Holdings, Inc................... 25,898      762,437
       Infinity Property & Casualty Corp.............  2,342       96,022
       IPC Holdings, Ltd.............................     98        2,417
       Midland Co. (The)(a)..........................    700       26,586
       National Interstate Corp.(a)..................    607       16,462
       Presidential Life Corp........................    200        4,916
       Radian Group, Inc............................. 13,338      824,022
       Selective Insurance Group, Inc................  1,500       83,805
       StanCorp Financial Group, Inc.................  4,200      213,822
       W.R. Berkley Corp............................. 25,692      876,868
       Zenith National Insurance Corp................  8,774      348,064
                                                             ------------
                                                                4,436,521
                                                             ------------
       INTERNET SOFTWARE & SERVICES - 3.0%
       Acxiom Corp................................... 18,506      462,650
       AMICAS, Inc.*(a)..............................  6,122       19,774
       Blair Corp....................................    219        6,515
       Digitas, Inc.*................................  5,400       62,748
       SonicWALL, Inc.*..............................  7,127       64,072
       United Online, Inc.(a)........................ 41,400      496,800
       Websense, Inc.*(a)............................  8,778      180,300
                                                             ------------
                                                                1,292,859
                                                             ------------
       IT CONSULTING & SERVICES - 0.2%
       Agilysys, Inc.................................  1,565       28,170
       Tyler Technologies, Inc.*(a)..................  3,700       41,440
                                                             ------------
                                                                   69,610
                                                             ------------
       LEISURE EQUIPMENT & PRODUCTS - 1.9%
       Arctic Cat, Inc.(a)...........................  3,051       59,525
       Hasbro, Inc................................... 39,537      716,015
       JAKKS Pacific, Inc.*(a).......................  1,704       34,233
       Marine Products Corp.(a)......................    871        8,475
       Maritrans, Inc.(a)............................    879       21,887
                                                             ------------
                                                                  840,135
                                                             ------------
       MACHINERY - 0.8%
       Advanced Energy Industries, Inc.*.............  1,791       23,713
       Albany International Corp. - Class A(a).......  1,907       80,838
       Applied Industrial Technologies, Inc..........  2,802       68,117
       Cascade Corp.(a)..............................  4,017      158,872
                                                             ------------
                                                                  331,540
                                                             ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


          ------------------------------------------------------------
          SECURITY                                           VALUE
          DESCRIPTION                              SHARES   (NOTE 2)
          ------------------------------------------------------------

          MEDIA - 0.2%
          Sinclair Broadcast Group, Inc. - Class A 11,700 $    100,152
                                                          ------------
          METALS & MINING - 5.3%
          A. M. Castle & Co.(a)...................  2,772       89,397
          AK Steel Holding Corp.*(a).............. 24,821      343,274
          Brush Engineered Materials, Inc.*(a)....  3,151       65,698
          NS Group, Inc.*.........................    294       16,194
          Quanex Corp.(a)......................... 16,744      721,164
          Shiloh Industries, Inc.*................    756       11,370
          Steel Dynamics, Inc.(a)................. 16,101    1,058,480
                                                          ------------
                                                             2,305,577
                                                          ------------
          OIL & GAS - 6.9%
          Atwood Oceanics, Inc.*(a)...............  1,070       53,072
          Cabot Oil & Gas Corp....................    523       25,627
          Callon Petroleum Co.*...................  2,927       56,608
          Georgia Gulf Corp.(a)................... 28,230      706,315
          Giant Industries, Inc.*(a)..............  9,600      638,880
          Harvest Natural Resources, Inc.*(a).....  6,395       86,588
          Parker Drilling Co.*(a)................. 85,054      610,688
          Petroleum Development Corp.*............  2,314       87,238
          St. Mary Land & Exploration Co.(a)......    900       36,225
          Todco - Class A*(a)..................... 17,178      701,721
                                                          ------------
                                                             3,002,962
                                                          ------------
          PAPER & FOREST PRODUCTS - 0.0%
          BlueLinx Holdings, Inc.(a)..............  1,245       16,222
                                                          ------------
          PERSONAL PRODUCTS - 0.9%
          Chattem, Inc.*(a).......................  9,003      273,421
          Nu Skin Enterprises, Inc. - Class A(a)..  9,046      134,333
                                                          ------------
                                                               407,754
                                                          ------------
          PHARMACEUTICALS - 5.5%
          Albany Molecular Research, Inc.*........  5,585       59,648
          Alpharma, Inc. - Class A................ 10,886      261,699
          Connetics Corp.*(a).....................  2,500       29,400
          Endo Pharmaceuticals Holdings, Inc.*....  4,112      135,614
          Enzon Pharmaceuticals, Inc.*(a).........  3,899       29,398
          King Pharmaceuticals, Inc.*(a).......... 35,880      609,960
          Medicis Pharmaceutical
            Corp. - Class A(a)....................  3,903       93,672
          Mylan Laboratories, Inc.(a)............. 13,095      261,900
          Regeneron Pharmaceuticals, Inc.*........  6,063       77,728
          Savient Pharmaceuticals, Inc.*(a)....... 12,000       63,000
          Watson Pharmaceuticals, Inc.*........... 33,922      789,704
                                                          ------------
                                                             2,411,723
                                                          ------------
          REAL ESTATE - 6.3%
          Anthracite Capital, Inc. (REIT).........  4,473       54,392
          CBL & Associates Properties, Inc. (REIT) 19,757      769,140
          Commercial Net Lease Realty.............  4,168       83,152
          Correctional Properties Trust (REIT)....  1,400       34,650
          Equity Inns, Inc. (REIT)(a)............. 27,162      449,803

           ---------------------------------------------------------
           SECURITY                                        VALUE
           DESCRIPTION                           SHARES   (NOTE 2)
           ---------------------------------------------------------

           REAL ESTATE - CONTINUED
           FelCor Lodging Trust, Inc. (REIT)(a). 11,060 $    240,444
           Hospitality Properties Trust (REIT)..  3,210      140,983
           Innkeepers USA Trust (REIT)(a).......  2,574       44,479
           LTC Properties, Inc. (REIT)(a).......  3,914       87,478
           National Health Investors,
             Inc. (REIT)(a).....................  9,539      256,504
           Nationwide Health Properties,
             Inc. (REIT)(a).....................  8,930      201,014
           OMEGA Healthcare Investors,
             Inc. (REIT)(a).....................  8,416      111,259
           RAIT Investment Trust (REIT)(a)......  9,933      290,043
                                                        ------------
                                                           2,763,341
                                                        ------------
           RETAIL - MULTILINE - 0.3%
           Bon-Ton Stores, Inc. (The)(a)........  2,197       48,070
           Retail Ventures, Inc.*...............  3,583       63,849
                                                        ------------
                                                             111,919
                                                        ------------
           RETAIL - SPECIALTY - 7.8%
           Borders Group, Inc.(a)...............  3,183       58,758
           Buckle, Inc. (The)(a)................  2,140       89,602
           Cato Corp. (The) - Class A(a)........ 15,663      404,889
           CSK Auto Corp.*(a)...................  2,796       33,468
           CSS Industries, Inc..................    747       21,476
           Escala Group, Inc.*(a)...............  1,166        5,457
           Genesco, Inc.*(a)....................    914       30,957
           Payless ShoeSource, Inc.*............ 13,705      372,365
           SUPERVALU, Inc....................... 26,866      824,786
           Timberland Co. (The) - Class A*...... 21,079      550,162
           Too, Inc.*...........................  4,142      159,011
           Toro Co. (The).......................  6,879      321,249
           Wilsons The Leather Experts, Inc.*(a)  1,479        6,079
           Yankee Candle Co., Inc. (The)........ 21,681      542,242
                                                        ------------
                                                           3,420,501
                                                        ------------
           ROAD & RAIL - 0.3%
           Arkansas Best Corp.(a)...............  2,932      147,216
                                                        ------------
           SEMICONDUCTOR EQUIPMENT & PRODUCTS - 3.9%
           Emulex Corp.*........................ 54,502      886,748
           IXYS Corp.*..........................  4,705       45,168
           Lam Research Corp.*..................  6,663      310,629
           Netlogic Microsystems, Inc.*(a)......    653       21,059
           OmniVision Technologies, Inc.*(a).... 11,717      247,463
           PortalPlayer, Inc.*(a)...............  9,186       90,115
           TriQuint Semiconductor, Inc.*(a)..... 23,100      103,026
                                                        ------------
                                                           1,704,208
                                                        ------------
           SOFTWARE - 8.4%
           Ansoft Corp.*........................  2,004       41,042
           Aspen Technology, Inc.*(a)...........  5,398       70,822
           BMC Software, Inc.*.................. 44,810    1,070,959
           Citrix Systems, Inc.*................ 27,782    1,115,169

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


          ------------------------------------------------------------
          SECURITY                                           VALUE
          DESCRIPTION                              SHARES   (NOTE 2)
          ------------------------------------------------------------

          SOFTWARE - CONTINUED
          EPIQ Systems, Inc.*(a)..................  1,495 $     24,877
          Hyperion Solutions Corp.*............... 14,994      413,834
          Magma Design Automation, Inc.*(a).......  2,701       19,852
          MicroStrategy, Inc. - Class A*(a).......  8,837      861,784
          SPSS, Inc.*.............................  2,068       66,466
                                                          ------------
                                                             3,684,805
                                                          ------------
          TELECOMMUNICATION SERVICES - DIVERSIFIED - 2.4%
          ADTRAN, Inc.............................  6,025      135,141
          Broadwing Corp.*........................  7,533       77,966
          CenturyTel, Inc......................... 15,469      574,673
          Cincinnati Bell, Inc.*..................  8,000       32,800
          Premiere Global Services, Inc.*(a)...... 19,945      150,585
          TALK America Holdings, Inc.*(a).........  5,546       34,330
          Tekelec*(a).............................  3,814       47,103
                                                          ------------
                                                             1,052,598
                                                          ------------
          TEXTILES, APPAREL & LUXURY GOODS - 2.4%
          Columbia Sportswear Co.*(a).............  8,032      363,528
          DHB Industries, Inc.*(a)................ 20,789       25,986
          Kellwood Co.(a).........................  1,676       49,057
          Wolverine World Wide, Inc............... 26,250      612,413
                                                          ------------
                                                             1,050,984
                                                          ------------
          TRANSPORTATION - 0.2%
          Hub Group, Inc. - Class A*..............  3,970       97,384
                                                          ------------
          Total Common Stocks
          (Cost $38,386,144)                                42,682,498
                                                          ------------

          INVESTMENT COMPANY SECURITIES - 2.1%
          iShares Russell 2000 Index Fund(a)......  7,044      506,463
          iShares Russell Midcap Growth Index Fund  1,023       98,126
          iShares Russell Midcap Value Index Fund.  1,119      147,898
          Midcap SPDR Trust Series I(a)...........  1,210      168,396
                                                          ------------
          Total Investment Company Securities
          (Cost $911,397)                                      920,883
                                                          ------------

      -------------------------------------------------------------------
      SECURITY                                     PAR         VALUE
      DESCRIPTION                                 AMOUNT      (NOTE 2)
      -------------------------------------------------------------------

      SHORT-TERM INVESTMENTS - 26.2%
      Bank of America Securities, Repurchase
        Agreement, dated 6/30/06 at 2.050%
        to be repurchased at $197,085 on
        7/3/06 collateralized by $200,000
        FNMA 5.250% due 7/10/30 with a
        value of $199,100...................... $   197,000 $    197,000
      State Street Navigator Securities Lending
        Prime Portfolio(b).....................  11,233,578   11,233,578
                                                            ------------
      Total Short-Term Investments
      (Cost $11,430,578)                                      11,430,578
                                                            ------------

      TOTAL INVESTMENTS - 125.9%
      (Cost $50,728,119)                                      55,033,959

      Other Assets and Liabilities (net) - (25.9%)           (11,324,256)
                                                            ------------

      TOTAL NET ASSETS - 100.0%                             $ 43,709,703
                                                            ============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

FNMA - Federal National Mortgage Association

REIT - Real Estate Investment Trust

                       See notes to financial statements

MET INVESTORS SERIES TRUST
RCM GLOBAL TECHNOLOGY PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


        ----------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                               SHARES     (NOTE 2)
        ----------------------------------------------------------------

        COMMON STOCKS - 87.5%
        BIOTECHNOLOGY - 1.7%
        Gilead Sciences, Inc.*..................    71,190 $   4,211,600
                                                           -------------
        COMMUNICATIONS EQUIPMENT & SERVICES - 9.8%
        Ciena Corp.*(a)......................... 1,348,180     6,484,746
        Cisco Systems, Inc.*....................   411,000     8,026,830
        Comverse Technology, Inc.*..............   462,360     9,140,857
                                                           -------------
                                                              23,652,433
                                                           -------------
        COMPUTERS & PERIPHERALS - 6.0%
        Apple Computer, Inc.*...................   107,720     6,152,966
        Focus Media Holding Ltd.*(a)............    10,780       702,425
        Hewlett-Packard Co......................       860        27,245
        Matsushita Electric Industrial Co., Ltd.    61,000     1,290,063
        Network Appliance, Inc.*................   122,480     4,323,544
        Seagate Technology*.....................    85,100     1,926,128
                                                           -------------
                                                              14,422,371
                                                           -------------
        ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.2%
        Samsung Electronics Co., Ltd. (GDR)
          (144A)(b).............................     1,550       487,087
                                                           -------------
        ENERGY EQUIPMENT & SERVICES - 6.3%
        Baker Hughes, Inc.......................    29,570     2,420,304
        Cameron International Corp.*............    40,380     1,928,953
        Energy Conversion Devices, Inc.*(a).....    90,410     3,293,636
        National-Oilwell Varco, Inc.*...........    20,100     1,272,732
        Schlumberger, Ltd.......................    52,060     3,389,627
        Suntech Power Holdings Co., Ltd.
          (ADR)*(a).............................   101,070     2,855,227
                                                           -------------
                                                              15,160,479
                                                           -------------
        HEALTH CARE EQUIPMENT & SUPPLIES - 0.3%
        Conor Medsystems, Inc.*(a)..............    27,500       758,725
                                                           -------------
        INTERNET SOFTWARE & SERVICES - 16.6%
        CheckFree Corp.*........................   106,300     5,268,228
        Ctrip.com International, Ltd. (ADR)(a)..    73,300     3,741,965
        Google, Inc. - Class A*.................    34,020    14,265,607
        SINA Corp.*(a)..........................    21,300       532,074
        Symantec Corp.*.........................   150,520     2,339,081
        Tencent Holdings, Ltd................... 3,600,000     7,560,502
        Yahoo Japan Corp........................        20        10,563
        Yahoo!, Inc.*...........................   193,000     6,369,000
                                                           -------------
                                                              40,087,020
                                                           -------------
        IT CONSULTING & SERVICES - 3.5%
        Cognizant Technology Solutions
          Corp. - Class A*......................   126,390     8,514,894
                                                           -------------
        MEDIA - 0.8%
        Dreamworks Animation SKG,
          Inc. - Class A*(a)....................    82,050     1,878,945
                                                           -------------
        OIL & GAS - 3.8%
        Diamond Offshore Drilling, Inc.(a)......    26,030     2,184,698

       -----------------------------------------------------------------
       SECURITY                                               VALUE
       DESCRIPTION                                SHARES     (NOTE 2)
       -----------------------------------------------------------------

       OIL & GAS - CONTINUED
       Halliburton Co...........................    32,570 $   2,417,020
       Valero Energy Corp.......................    39,930     2,656,143
       Weatherford International, Ltd.*.........    38,880     1,929,226
                                                           -------------
                                                               9,187,087
                                                           -------------
       PHARMACEUTICALS - 2.6%
       Celgene Corp.*...........................   133,570     6,335,225
                                                           -------------
       SEMICONDUCTOR EQUIPMENT & PRODUCTS - 9.9%
       Chartered Semiconductor Manufacturing
         (ADR)*.................................     3,000        26,100
       Chartered Semiconductor Manufacturing,
         Ltd.*.................................. 8,000,000     6,927,702
       Elpida Memory, Inc.*.....................    23,600       892,512
       Fairchild Semiconductor International,
         Inc.*..................................   129,030     2,344,475
       Marvell Technology Group, Ltd.*..........    81,520     3,613,782
       Micron Technology, Inc.*.................   207,780     3,129,167
       NVIDIA Corp.*............................    87,500     1,888,329
       QLogic Corp.*............................   302,690     5,218,375
                                                           -------------
                                                              24,040,442
                                                           -------------
       SOFTWARE - 17.2%
       Adobe Systems, Inc.*.....................       790        23,984
       Autodesk, Inc.*..........................   157,000     5,410,220
       Cerner Corp.*(a).........................   169,570     6,292,743
       Citrix Systems, Inc.*....................   137,800     5,531,292
       Cognos, Inc.*(a).........................   126,620     3,602,339
       Mercury Interactive Corp.*...............   103,600     3,622,892
       Nintendo Co., Ltd........................    38,000     6,393,763
       Red Hat, Inc.*(a)........................   459,000    10,740,600
       Salesforce.com, Inc.*(a).................       310         8,265
                                                           -------------
                                                              41,626,098
                                                           -------------
       TELECOMMUNICATION SERVICES - DIVERSIFIED - 7.0%
       Amdocs, Ltd.*............................   314,940    11,526,804
       Qwest Communications International, Inc.*   657,000     5,315,130
                                                           -------------
                                                              16,841,934
                                                           -------------
       TELECOMMUNICATION SERVICES - WIRELESS - 1.8%
       American Tower Corp. - Class A*..........       800        24,896
       NII Holdings, Inc.*......................    79,500     4,482,210
                                                           -------------
                                                               4,507,106
                                                           -------------
       Total Common Stocks
       (Cost $199,577,943)                                   211,711,446
                                                           -------------

       WARRANTS - 3.5%
       Merrill Lynch Call, Expire 02/19/09...... 6,134,810     4,032,067
       Merrill Lynch International Co., Expire
         02/08/11...............................   105,530     2,487,129
       Merrill Lynch International Co., Expire
         1/17/10................................   335,100     2,072,869
                                                           -------------
       Total Warrants
       (Cost $8,259,943)                                       8,592,065
                                                           -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
RCM GLOBAL TECHNOLOGY PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


      -------------------------------------------------------------------
      SECURITY                                  SHARES/PAR     VALUE
      DESCRIPTION                                 AMOUNT      (NOTE 2)
      -------------------------------------------------------------------

      EQUITY OPTION - 1.3%
      Hewlett Packard Calls, Expire 01/20/07
        (Cost $1,848,079)......................     386,000 $  3,049,400
                                                            ------------
      SHORT-TERM INVESTMENTS - 24.8%
      State Street Bank & Trust Co., Repurchase
        Agreement dated 06/30/06 at 3.400%
        to be repurchased at $28,380,039 on
        07/03/06 collateralized by
        $30,190,000 FNMA 3.250% due
        02/15/09 with a value of
        $28,939,953............................ $28,372,000   28,372,000
      State Street Navigator Securities Lending
        Prime Portfolio(c).....................  31,522,763   31,522,763
                                                            ------------
      Total Short-Term Investments
      (Cost $59,894,763)                                      59,894,763
                                                            ------------

      TOTAL INVESTMENTS - 117.1%
      (Cost $269,580,728)                                    283,247,674

      Other Assets and Liabilities (net) - (17.1%)           (41,412,858)
                                                            ------------

      TOTAL NET ASSETS - 100.0%                             $241,834,816
                                                            ============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be illiquid by the Portfolio's adviser. These securities represent in the aggregate 0.20% of net assets.

(c) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

FNMA - Federal National Mortgage Association

GDR - Global Depositary Receipt

                                                 STRIKE NUMBER OF
    CALL OPTIONS                      EXPIRATION PRICE  CONTRACTS   VALUE
    ------------------------------------------------------------------------
    Hewlett Packard Co.               08/19/2006 $32.50  (1,930)  $(250,900)
    CTRP.Com International LTD (ADR)  09/16/2006  55.00    (366)   (104,587)
                                                                  ---------
    (Written Option Premium $287,906)                             $(355,487)
                                                                  =========

                       See notes to financial statements

MET INVESTORS SERIES TRUST
THIRD AVENUE SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


      -------------------------------------------------------------------
      SECURITY                                                VALUE
      DESCRIPTION                                SHARES      (NOTE 2)
      -------------------------------------------------------------------

      COMMON STOCKS - 83.2%
      AEROSPACE & DEFENSE - 0.6%
      Herley Industries, Inc.*(a)..............   669,816 $     7,508,637
                                                          ---------------
      AUTO COMPONENTS - 6.0%
      American Axle & Manufacturing Holdings,
        Inc.(a)................................ 1,013,184      17,335,578
      Bandag, Inc.(a)..........................   664,573      24,316,726
      Superior Industries International,
        Inc.(a)................................ 1,705,654      31,196,412
                                                          ---------------
                                                               72,848,716
                                                          ---------------
      BANKS - 3.0%
      Brookline Bancorp, Inc.(a)...............   828,861      11,413,416
      Investors Bancorp, Inc.*.................    98,650       1,336,708
      Kearny Financial Corp.(a)................   204,000       3,019,200
      NewAlliance Bancshares, Inc.(a).......... 1,111,362      15,903,590
      Rockville Financial, Inc.*(a)............   138,034       2,031,860
      Wauwatosa Holdings, Inc.*(a).............   118,600       2,023,316
                                                          ---------------
                                                               35,728,090
                                                          ---------------
      CHEMICALS - 1.4%
      Agrium, Inc..............................   716,600      16,639,452
                                                          ---------------
      COMMUNICATIONS EQUIPMENT & SERVICES - 4.8%
      CommScope, Inc.*(a)......................   648,200      20,366,444
      Comverse Technology, Inc.*(a)............   296,150       5,854,886
      Sycamore Networks, Inc.*(a).............. 5,240,034      21,274,538
      Tellabs, Inc.*(a)........................   756,901      10,074,352
                                                          ---------------
                                                               57,570,220
                                                          ---------------
      COMPUTERS & PERIPHERALS - 1.9%
      Electronics for Imaging, Inc.*(a)........   421,098       8,792,526
      Ingram Micro, Inc. - Class A*(a).........   465,450       8,438,609
      Lexmark International, Inc. - Class A*(a)   105,400       5,884,482
                                                          ---------------
                                                               23,115,617
                                                          ---------------
      ELECTRICAL EQUIPMENT & SERVICES - 3.3%
      American Power Conversion Corp.(a).......   431,217       8,404,419
      Coherent, Inc.*(a).......................   279,328       9,421,734
      Credence Systems Corp.*(a)............... 1,185,858       4,150,503
      Electro Scientific Industries, Inc.*(a).. 1,027,483      18,484,419
                                                          ---------------
                                                               40,461,075
                                                          ---------------
      ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.6%
      AVX Corp.(a).............................   663,000      10,468,770
      Bel Fuse, Inc. - Class A(a)..............   117,817       3,198,732
      Bel Fuse, Inc. - Class B(a)..............    59,277       1,944,878
      Park Electrochemical Corp.(a)............   383,700       9,880,275
      Synopsys, Inc.*..........................   332,436       6,239,824
                                                          ---------------
                                                               31,732,479
                                                          ---------------
      FINANCIAL SERVICES - 2.0%
      Ichiyoshi Securities Co., Ltd............   481,700       7,325,501
      Leucadia National Corp.(a)...............   389,100      11,357,829
      Westwood Holdings Group, Inc.............   278,425       5,234,390
                                                          ---------------
                                                               23,917,720
                                                          ---------------

        ----------------------------------------------------------------
        SECURITY                                             VALUE
        DESCRIPTION                             SHARES      (NOTE 2)
        ----------------------------------------------------------------

        FOOD PRODUCTS - 0.5%
        Industrias Bachoco, S.A. (ADR)(a).....   329,100 $     6,019,239
                                                         ---------------
        HEALTH CARE PROVIDERS & SERVICES - 0.5%
        Cross Country Healthcare, Inc.*(a)....   346,000       6,293,740
                                                         ---------------
        HOTELS, RESTAURANTS & LEISURE - 0.8%
        Vail Resorts, Inc.*(a)................   264,000       9,794,400
                                                         ---------------
        HOUSEHOLD DURABLES - 4.2%
        Cavco Industries, Inc.*...............   302,326      13,435,367
        Coachmen Industries, Inc.(a).......... 1,072,800      12,809,232
        Haverty Furniture Cos, Inc.(a)........   471,678       7,400,628
        Skyline Corp.(a)......................   269,000      11,507,820
        Stanley Furniture Co., Inc.(a)........   224,389       5,378,604
                                                         ---------------
                                                              50,531,651
                                                         ---------------
        INDUSTRIAL - DIVERSIFIED - 1.1%
        Trinity Industries, Inc.(a)...........   338,400      13,671,360
                                                         ---------------
        INSURANCE - 6.1%
        Arch Capital Group, Ltd.*.............   180,974      10,760,714
        Brit Insurance Holdings Plc........... 1,343,039       6,532,180
        E-L Financial Corp....................    24,255      13,595,852
        FBL Financial Group, Inc. - Class A(a)   277,500       8,991,000
        Montpelier Re Holdings, Ltd.(a)....... 1,107,900      19,155,591
        National Western Life Insurance
          Co. - Class A(a)....................    22,959       5,502,124
        Phoenix Cos., Inc. (The)(a)...........   639,300       9,001,344
                                                         ---------------
                                                              73,538,805
                                                         ---------------
        LEISURE EQUIPMENT & PRODUCTS - 3.0%
        JAKKS Pacific, Inc.*(a)...............   553,036      11,110,493
        Leapfrog Enterprises, Inc.*(a)........ 2,146,200      21,676,620
        Russ Berrie & Co., Inc.(a)............   336,290       4,122,916
                                                         ---------------
                                                              36,910,029
                                                         ---------------
        MACHINERY - 1.3%
        Alamo Group, Inc.(a)..................   457,400       9,628,270
        Lindsay Manufacturing Co.(a)..........   242,100       6,565,752
                                                         ---------------
                                                              16,194,022
                                                         ---------------
        MEDIA - 0.4%
        Journal Communications,
          Inc. - Class A(a)...................   444,417       4,995,247
                                                         ---------------
        METALS & MINING - 0.9%
        Fording Canadian Coal Trust(a)........   346,700      10,990,390
                                                         ---------------
        OIL & GAS - 16.9%
        Cimarex Energy Co.(a).................   788,579      33,908,897
        Comstock Resources, Inc.*(a)..........   888,967      26,544,555
        Maverick Tube Corp.*(a)...............   533,200      33,692,908
        Pogo Producing Co.(a).................   770,000      35,497,000
        St. Mary Land & Exploration Co.(a)....   598,203      24,077,671
        Tidewater, Inc.(a)....................   361,900      17,805,480
        Whiting Petroleum Corp.*(a)...........   630,273      26,389,530
        Willbros Group, Inc.*(a)..............   377,100       7,142,274
                                                         ---------------
                                                             205,058,315
                                                         ---------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
THIRD AVENUE SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


      --------------------------------------------------------------------
      SECURITY                                                 VALUE
      DESCRIPTION                                 SHARES      (NOTE 2)
      --------------------------------------------------------------------

      PAPER & FOREST PRODUCTS - 3.3%
      Canfor Corp.*............................. 2,217,500 $    25,854,260
      Deltic Timber Corp.(a)....................    83,771       4,722,171
      TimberWest Forest Corp....................   772,200       9,931,254
                                                           ---------------
                                                                40,507,685
                                                           ---------------
      PHARMACEUTICALS - 1.2%
      PAREXEL International Corp.*(a)...........   281,481       8,120,727
      Pharmaceutical Product Development,
        Inc.(a).................................   172,350       6,052,932
                                                           ---------------
                                                                14,173,659
                                                           ---------------
      REAL ESTATE - 8.4%
      Avatar Holdings, Inc.*(a).................    90,500       5,155,785
      BIL International, Ltd.................... 8,556,000       7,561,980
      Brookfield Asset Management,
        Inc. - Class A(a).......................   367,500      14,927,850
      Forest City Enterprises, Inc. - Class A(a)   403,000      20,113,730
      Jones Lang LaSalle, Inc.(a)...............    34,727       3,040,349
      Origen Financial, Inc. (REIT)(a)..........   861,965       5,533,815
      PS Business Parks, Inc. (REIT)(a).........    61,200       3,610,800
      St. Joe Co. (The)(a)......................   433,400      20,170,436
      Trammell Crow Co.*(a).....................   601,900      21,168,823
                                                           ---------------
                                                               101,283,568
                                                           ---------------
      RETAIL - SPECIALTY - 1.3%
      Buckle, Inc. (The)(a).....................   189,700       7,942,739
      Sears Holdings Corp.*(a)..................    47,400       7,339,416
                                                           ---------------
                                                                15,282,155
                                                           ---------------
      SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.8%
      GSI Group, Inc.*.......................... 1,064,217       9,141,624
                                                           ---------------
      SOFTWARE - 1.6%
      Borland Software Corp.*(a)................ 2,515,319      13,280,884
      Sybase, Inc.*(a)..........................   329,176       6,386,015
                                                           ---------------
                                                                19,666,899
                                                           ---------------
      TELECOMMUNICATION SERVICES - DIVERSIFIED - 1.1%
      IDT Corp. - Class B*(a)...................   965,600      13,315,624
                                                           ---------------
      TEXTILES, APPAREL & LUXURY GOODS - 1.6%
      K-Swiss, Inc. - Class A(a)................   721,082      19,252,889
                                                           ---------------
      TRADING COMPANIES & DISTRIBUTORS - 1.1%
      Handleman Co.(a).......................... 1,593,919      12,990,440
                                                           ---------------
      TRANSPORTATION - 1.5%
      Alexander & Baldwin, Inc.(a)..............   400,781      17,742,575
                                                           ---------------
      Total Common Stocks
      (Cost $802,119,553)                                    1,006,876,322
                                                           ---------------

     ----------------------------------------------------------------------
     SECURITY                                      PAR          VALUE
     DESCRIPTION                                  AMOUNT       (NOTE 2)
     ----------------------------------------------------------------------

     SHORT-TERM INVESTMENTS - 38.9%
     State Street Bank & Trust Co.,
       Repurchase Agreement, dated
       06/30/06 at 3.400% to be
       repurchased at $47,762,990 on
       07/03/06 collateralized by
       $50,000,000 FHLB 4.000%
       due 06/13/08 with a value of
       $48,704,450............................ $ 47,749,461 $   47,749,461
     State Street Bank & Trust Co.,
       Repurchase Agreement, dated
       06/30/06 at 3.400% to be
       repurchased at $8,464,867 on
       07/03/06 collateralized by
       $8,495,000 FNMA 6.000% due
       05/15/08 with a value of
       $8,631,719.............................    8,462,469      8,462,469
     State Street Bank & Trust Co.,
       Repurchase Agreement, dated
       06/30/06 at 3.400% to be
       repurchased at $145,351,241 on
       07/03/06 collateralized by
       $153,100,000 FNMA 3.250% due
       08/15/08 with a value of
       $148,219,938...........................  145,310,070    145,310,070
     State Street Navigator Securities Lending
       Prime Portfolio(b).....................  270,013,596    270,013,596
                                                            --------------
     Total Short-Term Investments
     (Cost $471,535,596)                                       471,535,596
                                                            --------------

     TOTAL INVESTMENTS - 122.1%
     (Cost $1,273,655,149)                                   1,478,411,918

     Other Assets and Liabilities (net) - (22.1%)             (267,982,834)
                                                            --------------

     TOTAL NET ASSETS - 100.0%                              $1,210,429,084
                                                            ==============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions. In addition to this, collateral was received consisting of securities with a market value of $2,194,962.

ADR - American Depository Receipt

FHLB - Federal Home Loan Bank

FNMA - Federal National Mortgage Association

REIT - Real Estate Investment Trust

                       See notes to financial statements

MET INVESTORS SERIES TRUST
T. ROWE PRICE MID-CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


          -----------------------------------------------------------
          SECURITY                                         VALUE
          DESCRIPTION                           SHARES    (NOTE 2)
          -----------------------------------------------------------

          COMMON STOCKS - 95.0%
          AEROSPACE & DEFENSE - 2.9%
          Alliant Techsystems, Inc.*(a)........  73,000 $   5,573,550
          Goodrich Corp........................ 166,000     6,688,140
          Rockwell Collins, Inc................ 197,000    11,006,390
                                                        -------------
                                                           23,268,080
                                                        -------------
          AIRLINES - 1.1%
          Southwest Airlines Co................ 556,000     9,101,720
                                                        -------------
          AUTOMOTIVE - 1.4%
          CarMax, Inc.*(a)..................... 110,000     3,900,600
          Oshkosh Truck Corp................... 150,000     7,128,000
                                                        -------------
                                                           11,028,600
                                                        -------------
          BANKS - 0.2%
          SVB Financial Group*(a)..............  30,000     1,363,800
                                                        -------------
          BEVERAGES - 0.3%
          Cott Corp.*(a)....................... 208,000     2,716,480
                                                        -------------
          BIOTECHNOLOGY - 1.0%
          Gilead Sciences, Inc.*...............  63,000     3,727,080
          Myogen, Inc.*(a).....................  76,000     2,204,000
          PDL BioPharma, Inc.*(a).............. 111,000     2,043,510
                                                        -------------
                                                            7,974,590
                                                        -------------
          CHEMICALS - 0.6%
          Nalco Holding Co.*(a)................ 247,000     4,354,610
                                                        -------------
          COMMERCIAL SERVICES & SUPPLIES - 6.4%
          aQuantive, Inc.*(a).................. 162,000     4,103,460
          ChoicePoint, Inc.*................... 145,000     6,056,650
          Cogent, Inc.*(a)..................... 173,000     2,607,110
          Global Payments, Inc.................  83,000     4,029,650
          Iron Mountain, Inc.*(a).............. 188,000     7,027,440
          Manpower, Inc........................ 152,000     9,819,200
          MoneyGram International, Inc......... 215,000     7,299,250
          Resources Connection, Inc.*(a).......  45,000     1,125,900
          Robert Half International, Inc.......  95,000     3,990,000
          United Rentals, Inc.*(a)............. 125,000     3,997,500
          Viad Corp............................  61,000     1,909,300
                                                        -------------
                                                           51,965,460
                                                        -------------
          COMMUNICATIONS EQUIPMENT & SERVICES - 0.9%
          American Standard Cos., Inc.......... 125,000     5,408,750
          Comverse Technology, Inc.*........... 100,000     1,977,000
                                                        -------------
                                                            7,385,750
                                                        -------------
          COMPUTER SOFTWARE & PROCESSING - 0.4%
          Jack Henry & Associates, Inc.(a)..... 173,000     3,401,180
                                                        -------------
          COMPUTERS & PERIPHERALS - 0.7%
          Symbol Technologies, Inc.(a)......... 508,000     5,481,320
                                                        -------------
          EDUCATION - 0.4%
          Laureate Education, Inc.*............  74,000     3,154,620
                                                        -------------

       ------------------------------------------------------------------
       SECURITY                                                VALUE
       DESCRIPTION                                  SHARES    (NOTE 2)
       ------------------------------------------------------------------

       ELECTRONIC EQUIPMENT & INSTRUMENTS - 6.7%
       Danaher Corp.(a)............................  88,000 $   5,660,160
       Dolby Laboratories, Inc.*................... 118,000     2,749,400
       Flextronics International, Ltd.*............ 449,000     4,768,380
       FLIR Systems, Inc.*(a)...................... 175,000     3,860,500
       FMC Technologies, Inc.*..................... 144,000     9,714,240
       Gentex Corp.(a)............................. 330,000     4,620,000
       Harman International Industries, Inc........  88,000     7,512,560
       Jabil Circuit, Inc.......................... 204,000     5,222,400
       Spansion, Inc.*(a).......................... 202,000     3,219,880
       Xilinx, Inc................................. 302,000     6,840,300
                                                            -------------
                                                               54,167,820
                                                            -------------
       ENERGY EQUIPMENT & SERVICES - 1.0%
       Cameron International Corp.*................ 103,000     4,920,310
       Sunpower Corp. - Class A*...................  63,000     1,765,260
       VeraSun Energy Corp.*(a)....................  64,000     1,679,360
                                                            -------------
                                                                8,364,930
                                                            -------------
       FINANCIAL - DIVERSIFIED - 3.8%
       CapitalSource, Inc.(a)......................  64,000     1,501,440
       E*TRADE Financial Corp.*.................... 212,000     4,837,840
       Fidelity National Information Services, Inc. 150,000     5,310,000
       Investors Financial Services Corp.(a).......  86,000     3,861,400
       Janus Capital Group, Inc....................  53,500       957,650
       Legg Mason, Inc.............................  51,000     5,075,520
       Nuveen Investments - Class A(a).............  91,000     3,917,550
       TD Ameritrade Holding Corp.................. 326,000     4,828,060
                                                            -------------
                                                               30,289,460
                                                            -------------
       FINANCIAL SERVICES - 0.6%
       Eaton Vance Corp.(a)........................ 199,000     4,967,040
                                                            -------------
       FOOD & DRUG RETAILING - 1.1%
       Omnicare, Inc.(a)...........................  75,000     3,556,500
       Shoppers Drug Mart Corp.....................  86,000     3,123,767
       Whole Foods Market, Inc.....................  39,000     2,520,960
                                                            -------------
                                                                9,201,227
                                                            -------------
       HEALTH CARE EQUIPMENT & SUPPLIES - 3.3%
       C.R. Bard, Inc..............................  32,000     2,344,320
       Edwards Lifesciences Corp.*(a).............. 155,000     7,041,650
       Gen-Probe, Inc.*............................  63,000     3,400,740
       Kinetic Concepts, Inc.*.....................  49,000     2,163,350
       Patterson Companies, Inc.*(a)............... 202,000     7,055,860
       Thermo Electron Corp.*...................... 124,000     4,493,760
                                                            -------------
                                                               26,499,680
                                                            -------------
       HEALTH CARE PROVIDERS & SERVICES - 4.8%
       Community Health Systems, Inc.*............. 124,000     4,557,000
       Coventry Health Care, Inc.*.................  50,000     2,747,000
       DaVita, Inc.*...............................  50,000     2,485,000
       Health Management Associates, Inc. - Class A 252,000     4,966,920
       Humana, Inc.*............................... 101,000     5,423,700

                       See notes to financial statements

MET INVESTORS SERIES TRUST
T. ROWE PRICE MID-CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


         --------------------------------------------------------------
         SECURITY                                            VALUE
         DESCRIPTION                              SHARES    (NOTE 2)
         --------------------------------------------------------------

         HEALTH CARE PROVIDERS & SERVICES - CONTINUED
         Laboratory Corporation of America
           Holdings*(a).......................... 101,000 $   6,285,230
         Manor Care, Inc.(a)..................... 202,000     9,477,840
         Triad Hospitals, Inc.*(a)...............  70,000     2,770,600
                                                          -------------
                                                             38,713,290
                                                          -------------
         HOTELS, RESTAURANTS & LEISURE - 2.7%
         Cheesecake Factory, Inc. (The)*(a)...... 135,000     3,638,250
         International Game Technology........... 214,000     8,119,160
         P.F. Chang's China Bistro, Inc.*(a).....  62,000     2,357,240
         Tim Hortons, Inc.*(a)................... 126,000     3,244,500
         Wynn Resorts, Ltd.*(a)..................  62,000     4,544,600
                                                          -------------
                                                             21,903,750
                                                          -------------
         INDUSTRIAL CONGLOMERATES - 2.5%
         ITT Industries, Inc..................... 100,000     4,950,000
         Roper Industries, Inc................... 274,000    12,809,500
         Teleflex, Inc.(a).......................  50,000     2,701,000
                                                          -------------
                                                             20,460,500
                                                          -------------
         INSURANCE - 2.0%
         Assurant, Inc........................... 151,000     7,308,400
         Axis Capital Holdings, Ltd.............. 170,000     4,863,700
         Principal Financial Group, Inc.(a)......  63,000     3,505,950
                                                          -------------
                                                             15,678,050
                                                          -------------
         INTERNET SOFTWARE & SERVICES - 4.9%
         Amazon.com, Inc.*(a).................... 217,000     8,393,560
         CheckFree Corp.*........................ 138,000     6,839,280
         CNET Networks, Inc.*(a)................. 383,000     3,056,340
         Getty Images, Inc.*(a).................. 100,000     6,351,000
         Juniper Networks, Inc.*................. 299,000     4,781,010
         McAfee, Inc.*........................... 154,000     3,737,580
         Monster Worldwide, Inc.*................ 157,000     6,697,620
                                                          -------------
                                                             39,856,390
                                                          -------------
         IT CONSULTING & SERVICES - 1.8%
         CACI International, Inc. - Class A*(a)..  90,000     5,249,700
         DST Systems, Inc.*...................... 152,000     9,044,000
                                                          -------------
                                                             14,293,700
                                                          -------------
         LEISURE EQUIPMENT & PRODUCTS - 0.4%
         Brunswick Corp.(a)......................  99,000     3,291,750
                                                          -------------
         MANUFACTURING - 1.6%
         AMETEK, Inc............................. 202,000     9,570,760
         Pentair, Inc............................ 107,000     3,658,330
                                                          -------------
                                                             13,229,090
                                                          -------------
         MEDIA - 4.7%
         Catalina Marketing Corp.(a)............. 180,000     5,122,800
         Citadel Broadcasting Corp.(a)........... 271,000     2,411,900
         Clear Channel Outdoor Holdings, Inc.*(a)  76,000     1,592,960
         Discovery Holding Co.*(a)............... 274,000     4,008,620
         Dreamworks Animation SKG, Inc.*.........  79,000     1,809,100

        ---------------------------------------------------------------
        SECURITY                                             VALUE
        DESCRIPTION                               SHARES    (NOTE 2)
        ---------------------------------------------------------------

        MEDIA - CONTINUED
        EchoStar Communications Corp.*(a)........  74,000 $   2,279,940
        Lamar Advertising Co. - Class A*(a)...... 187,000    10,071,820
        Rogers Communications, Inc. - Class B.... 163,000     6,585,200
        Univision Communications, Inc. - Class A* 130,500     4,371,750
                                                          -------------
                                                             38,254,090
                                                          -------------
        METALS & MINING - 2.2%
        CONSOL Energy, Inc.(a)................... 167,000     7,802,240
        Foundation Coal Holdings, Inc.(a)........  55,000     2,581,150
        Newmont Mining Corp......................  84,000     4,446,120
        Teck Cominco Ltd.........................  50,000     3,003,587
                                                          -------------
                                                             17,833,097
                                                          -------------
        OIL & GAS - 6.6%
        BJ Services Co........................... 328,000    12,221,280
        Compton Petroleum Corp.*(a)..............  97,000     1,119,380
        EOG Resources, Inc....................... 158,000    10,955,720
        Murphy Oil Corp.......................... 170,000     9,496,200
        Smith International, Inc.(a)............. 232,000    10,317,040
        XTO Energy, Inc.......................... 214,000     9,473,780
                                                          -------------
                                                             53,583,400
                                                          -------------
        PHARMACEUTICALS - 7.1%
        Alkermes, Inc.*(a)....................... 173,000     3,273,160
        Amylin Pharmaceuticals, Inc.*(a).........  90,000     4,443,300
        Barr Pharmaceuticals, Inc.*.............. 134,000     6,390,460
        Cephalon, Inc.*(a)....................... 164,000     9,856,400
        Elan Corp. Plc (ADR)*(a)................. 375,000     6,262,500
        Human Genome Sciences, Inc.*(a)..........  90,000       963,000
        MedImmune, Inc.*(a)...................... 303,000     8,211,300
        Neurocrine Biosciences, Inc.*(a).........  59,000       625,400
        OSI Pharmaceuticals, Inc.*(a)............  75,000     2,472,000
        Sepracor, Inc.*(a).......................  92,000     5,256,880
        Theravance, Inc.*(a).....................  62,000     1,418,560
        Valeant Pharmaceuticals International(a). 223,000     3,773,160
        Vertex Pharmaceuticals, Inc.*(a)......... 129,000     4,735,590
                                                          -------------
                                                             57,681,710
                                                          -------------
        RETAIL - SPECIALTY - 3.9%
        Bed Bath & Beyond, Inc.*................. 149,000     4,942,330
        Best Buy Co., Inc........................ 101,000     5,538,840
        MSC Industrial Direct Co., Inc. - Class A  25,000     1,189,250
        O' Reilly Automotive, Inc.*(a)........... 163,000     5,083,970
        PETsMART, Inc............................ 275,000     7,040,000
        Ross Stores, Inc......................... 149,000     4,179,450
        Williams-Sonoma, Inc.(a).................  99,000     3,370,950
                                                          -------------
                                                             31,344,790
                                                          -------------
        SEMICONDUCTOR EQUIPMENT & PRODUCTS - 5.6%
        Altera Corp.*............................ 330,000     5,791,500
        Intersil Corp. - Class A................. 267,000     6,207,750
        Linear Technology Corp.(a)............... 107,000     3,583,430
        Marvell Technology Group, Ltd.*.......... 126,000     5,585,580

                       See notes to financial statements

MET INVESTORS SERIES TRUST
T. ROWE PRICE MID-CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


       ------------------------------------------------------------------
       SECURITY                                                VALUE
       DESCRIPTION                                  SHARES    (NOTE 2)
       ------------------------------------------------------------------

       SEMICONDUCTOR EQUIPMENT & PRODUCTS - CONTINUED
       Microchip Technology, Inc................... 183,000 $   6,139,650
       National Semiconductor Corp................. 201,000     4,793,850
       Novellus Systems, Inc.*..................... 184,000     4,544,800
       PMC-Sierra, Inc.*(a)........................ 275,000     2,585,000
       Semtech Corp.*.............................. 114,000     1,647,300
       Teradyne, Inc.*............................. 327,000     4,555,110
                                                            -------------
                                                               45,433,970
                                                            -------------
       SOFTWARE - 4.5%
       Adobe Systems, Inc.*........................ 137,000     4,159,320
       Avid Technology, Inc.*(a)................... 121,000     4,032,930
       Intuit, Inc.*...............................  91,000     5,495,490
       NAVTEQ Corp.*............................... 155,000     6,925,400
       Red Hat, Inc.*(a)........................... 215,000     5,031,000
       Salesforce.com, Inc.*(a)....................  77,000     2,052,820
       VeriSign, Inc.*............................. 377,000     8,735,090
                                                            -------------
                                                               36,432,050
                                                            -------------
       TELECOMMUNICATION SERVICES - DIVERSIFIED - 3.8%
       ADTRAN, Inc.................................  98,000     2,198,140
       Amdocs, Ltd.*............................... 200,000     7,320,000
       Garmin, Ltd.(a).............................  60,000     6,326,400
       Harris Corp................................. 179,000     7,430,290
       Level 3 Communications, Inc.*(a)............ 188,000       834,720
       Telus Corp.................................. 130,000     5,366,727
       XM Satellite Radio Holdings, Inc. - Class A*  55,800       815,896
                                                            -------------
                                                               30,292,173
                                                            -------------
       TELECOMMUNICATION SERVICES - WIRELESS - 2.6%
       American Tower Corp. - Class A*............. 251,000     7,811,120
       Crown Castle International Corp.*........... 328,000    11,329,120
       SBA Communications Corp.*(a)................  77,000     2,012,780
                                                            -------------
                                                               21,153,020
                                                            -------------
       TRANSPORTATION - 0.5%
       UTI Worldwide, Inc.(a)...................... 163,000     4,112,490
                                                            -------------
       Total Common Stocks (Cost $649,530,760)                768,233,677
                                                            -------------

     ----------------------------------------------------------------------
     SECURITY                                      PAR          VALUE
     DESCRIPTION                                  AMOUNT       (NOTE 2)
     ----------------------------------------------------------------------

     SHORT-TERM INVESTMENTS - 31.4%
     State Street Navigator Securities Lending
       Prime Portfolio(b)..................... $207,871,825 $  207,871,825
     T. Rowe Price Government Reserve
       Investment Fund**......................   45,805,647     45,805,647
                                                            --------------
     Total Short-Term Investments
     (Cost $253,677,472 )                                      253,677,472
                                                            --------------

     TOTAL INVESTMENTS - 126.4%
     (Cost $903,208,232)                                     1,021,911,149

     Other Assets and Liabilities (net) - (26.4%)             (213,157,741)
                                                            --------------

     TOTAL NET ASSETS - 100.0%                              $  808,753,408
                                                            ==============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

** Affiliated issuer. See Note 3 for additional information.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depository Receipt

                       See notes to financial statements

MET INVESTORS SERIES TRUST
TURNER MID-CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


          ------------------------------------------------------------
          SECURITY                                          VALUE
          DESCRIPTION                            SHARES    (NOTE 2)
          ------------------------------------------------------------

          COMMON STOCKS - 95.4%
          AIRLINES - 0.5%
          US Airways Group, Inc.*(a)............  29,840 $   1,508,114
                                                         -------------
          AUTOMOTIVE - 0.1%
          Oshkosh Truck Corp....................   5,590       265,637
                                                         -------------
          BANKS - 2.4%
          Colonial BancGroup, Inc. (The)........  92,140     2,366,155
          East West Bancorp, Inc................  49,710     1,884,506
          Northern Trust Corp...................  28,840     1,594,852
          Whitney Holding Corp..................  26,050       921,389
                                                         -------------
                                                             6,766,902
                                                         -------------
          BEVERAGES - 1.5%
          Hansen Natural Corp.*(a)..............  21,620     4,115,799
                                                         -------------
          CHEMICALS - 0.5%
          Ecolab, Inc...........................  35,900     1,456,822
                                                         -------------
          COMMERCIAL SERVICES & SUPPLIES - 4.2%
          aQuantive, Inc.*(a)...................  88,850     2,250,571
          Global Payments, Inc..................  32,920     1,598,266
          Manpower, Inc.........................  46,920     3,031,032
          MPS Group, Inc.*(a)...................  88,280     1,329,497
          Republic Services, Inc................  41,660     1,680,564
          VistaPrint, Ltd.*.....................  64,430     1,722,858
                                                         -------------
                                                            11,612,788
                                                         -------------
          COMMUNICATIONS EQUIPMENT & SERVICES - 2.6%
          Atheros Communications, Inc.*(a)......  80,530     1,526,849
          Ciena Corp.*(a)....................... 378,240     1,819,335
          Finisar Corp.*(a)..................... 410,030     1,340,798
          JDS Uniphase Corp.*................... 976,740     2,471,152
                                                         -------------
                                                             7,158,134
                                                         -------------
          COMPUTERS & PERIPHERALS - 2.2%
          Network Appliance, Inc.*..............  53,060     1,873,018
          Rackable Systems, Inc.*...............  46,830     1,849,317
          SanDisk Corp.*........................  45,190     2,303,786
                                                         -------------
                                                             6,026,121
                                                         -------------
          CONSTRUCTION & ENGINEERING - 0.8%
          McDermott International, Inc.*........  51,390     2,336,703
                                                         -------------
          CONSTRUCTION MATERIALS - 0.6%
          Martin Marietta Materials, Inc........  19,940     1,817,531
                                                         -------------
          ELECTRICAL EQUIPMENT & SERVICES - 0.7%
          General Cable Corp.*..................  57,800     2,023,000
                                                         -------------
          ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.7%
          Itron, Inc.*(a).......................  31,230     1,850,690
          WESCO International, Inc.*............  40,120     2,768,280
                                                         -------------
                                                             4,618,970
                                                         -------------
          ENERGY EQUIPMENT & SERVICES - 1.8%
          Cameron International Corp.*..........  57,900     2,765,883
          National-Oilwell, Inc.*...............  34,160     2,163,011
                                                         -------------
                                                             4,928,894
                                                         -------------

       ------------------------------------------------------------------
       SECURITY                                                VALUE
       DESCRIPTION                                  SHARES    (NOTE 2)
       ------------------------------------------------------------------

       FINANCIAL - DIVERSIFIED - 3.4%
       Chicago Merchantile Exchange Holdings,
         Inc.......................................   5,080 $   2,495,042
       Fidelity National Information Services, Inc.  24,000       849,600
       Investment Technology Group, Inc.*..........  31,710     1,612,771
       Nasdaq Stock Market, Inc.*(a)...............  51,760     1,547,624
       T. Rowe Price Group, Inc....................  79,660     3,011,944
                                                            -------------
                                                                9,516,981
                                                            -------------
       FINANCIAL SERVICES - 0.9%
       Affiliated Managers Group, Inc.*(a).........  27,595     2,397,730
                                                            -------------
       FOOD & DRUG RETAILING - 1.5%
       Whole Foods Market, Inc.....................  63,310     4,092,358
                                                            -------------
       HEALTH CARE EQUIPMENT & SUPPLIES - 4.0%
       Dade Behring Holdings, Inc..................  43,820     1,824,665
       Intuitive Surgical, Inc.*...................  27,140     3,201,706
       ResMed, Inc.*...............................  45,420     2,132,469
       Thermo Electron Corp.*......................  68,950     2,498,748
       Varian Medical Systems, Inc.*...............  33,530     1,587,645
                                                            -------------
                                                               11,245,233
                                                            -------------
       HEALTH CARE PROVIDERS & SERVICES - 4.4%
       Coventry Health Care, Inc.*.................  10,890       597,590
       DaVita, Inc.*...............................  62,150     3,088,855
       Express Scripts, Inc.*......................  45,890     3,292,149
       Quest Diagnostics, Inc......................  88,930     5,328,685
                                                            -------------
                                                               12,307,279
                                                            -------------
       HOTELS, RESTAURANTS & LEISURE - 8.9%
       Burger King Holdings, Inc.*(a)..............  69,750     1,098,563
       International Game Technology............... 159,510     6,051,809
       Panera Bread Co.*(a)........................  18,580     1,249,319
       Scientific Games Corp. - Class A*(a)........  91,100     3,244,982
       Starwood Hotels & Resorts Worldwide, Inc....  89,890     5,423,963
       Station Casinos, Inc.(a)....................  46,850     3,189,548
       Wynn Resorts, Ltd.*.........................  36,270     2,658,591
       Yum! Brands, Inc............................  37,450     1,882,611
                                                            -------------
                                                               24,799,386
                                                            -------------
       INDUSTRIAL - DIVERSIFIED - 1.0%
       Textron, Inc................................  15,090     1,390,996
       Trinity Industries, Inc.....................  37,515     1,515,606
                                                            -------------
                                                                2,906,602
                                                            -------------
       INDUSTRIAL CONGLOMERATES - 1.1%
       Roper Industries, Inc.......................  65,340     3,054,645
                                                            -------------
       INSURANCE - 0.6%
       HCC Insurance Holdings, Inc.................  59,550     1,753,152
                                                            -------------
       INTERNET & CATALOG RETAIL - 1.9%
       Coldwater Creek, Inc.*......................  73,560     1,968,466
       Nutri/System, Inc.*(a)......................  53,420     3,318,984
                                                            -------------
                                                                5,287,450
                                                            -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
TURNER MID-CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


         --------------------------------------------------------------
         SECURITY                                            VALUE
         DESCRIPTION                              SHARES    (NOTE 2)
         --------------------------------------------------------------

         INTERNET SOFTWARE & SERVICES - 4.4%
         Akamai Technologies, Inc.*.............. 114,900 $   4,158,231
         CheckFree Corp.*........................  53,390     2,646,009
         Ctrip.com International, Ltd.(ADR)(a)...  33,420     1,706,091
         F5 Networks, Inc.*......................  29,380     1,571,242
         Monster Worldwide, Inc.*................  52,590     2,243,489
                                                          -------------
                                                             12,325,062
                                                          -------------
         IT CONSULTING & SERVICES - 0.5%
         Redback Networks, Inc.*(a)..............  82,730     1,517,268
                                                          -------------

         MACHINERY - 2.5%
         Bucyrus International, Inc. - Class A...  26,560     1,341,280
         Gardner Denver, Inc.*...................  43,960     1,692,460
         Harsco Corp.............................  25,060     1,953,678
         Joy Global, Inc.........................  36,945     1,924,465
                                                          -------------
                                                              6,911,883
                                                          -------------
         MANUFACTURING - 1.4%
         AMETEK, Inc.............................  82,680     3,917,378
                                                          -------------
         MEDIA - 0.6%
         Lamar Advertising Co. - Class A*........  29,460     1,586,716
                                                          -------------
         METALS & MINING - 3.8%
         Allegheny Technologies, Inc.............  25,260     1,749,002
         Arch Coal, Inc..........................  52,000     2,203,240
         CONSOL Energy, Inc......................  58,880     2,750,874
         Precision Castparts Corp................  66,140     3,952,526
                                                          -------------
                                                             10,655,642
                                                          -------------
         OIL & GAS - 5.5%
         CNX Gas Corp.*(a).......................  41,140     1,234,200
         Denbury Resources, Inc.*................  45,430     1,438,768
         Diamond Offshore Drilling, Inc.(a)......  23,150     1,942,980
         Frontier Oil Corp.......................  60,000     1,944,000
         Grant Prideco, Inc.*....................  47,780     2,138,155
         Range Resources Corp.................... 112,685     3,063,905
         Southwestern Energy Co.*(a).............  35,600     1,109,296
         Ultra Petroleum Corp.*..................  43,190     2,559,871
                                                          -------------
                                                             15,431,175
                                                          -------------
         PERSONAL PRODUCTS - 0.7%
         Avon Products, Inc......................  66,820     2,071,420
                                                          -------------
         PHARMACEUTICALS - 5.7%
         Allergan, Inc...........................  35,750     3,834,545
         Celgene Corp.*(a).......................  80,160     3,801,989
         Covance, Inc.*..........................  34,210     2,094,336
         Forest Laboratories, Inc.*..............  52,490     2,030,838
         Pharmaceutical Product Development, Inc.  51,590     1,811,841
         Shire Plc (ADR).........................  53,420     2,362,767
                                                          -------------
                                                             15,936,316
                                                          -------------

        ----------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                                SHARES    (NOTE 2)
        ----------------------------------------------------------------

        REAL ESTATE - 1.9%
        CB Richard Ellis Group, Inc. - Class A*... 127,430 $   3,173,007
        Host Hotels & Resorts, Inc. (REIT)........  93,305     2,040,580
                                                           -------------
                                                               5,213,587
                                                           -------------
        RETAIL-SPECIALTY - 4.8%
        AnnTaylor Stores Corp.*...................  25,470     1,104,889
        Circuit City Stores, Inc..................  96,350     2,622,647
        Coach, Inc.*.............................. 171,320     5,122,468
        Gymboree Corp. (The)*.....................  41,570     1,444,973
        Nordstrom, Inc............................  83,570     3,050,305
                                                           -------------
                                                              13,345,282
                                                           -------------
        ROAD & RAIL - 0.5%
        CSX Corp..................................  19,950     1,405,278
                                                           -------------
        SEMICONDUCTOR EQUIPMENT & PRODUCTS - 5.3%
        ASML Holding N.V.*(a).....................  77,940     1,575,947
        Cymer, Inc.*..............................  50,820     2,361,097
        Micron Technology, Inc.*.................. 164,330     2,474,810
        PMC-Sierra, Inc.*......................... 187,570     1,763,158
        Silicon Laboratories, Inc.*...............  54,710     1,923,057
        SiRF Technology Holdings, Inc.*(a)........  44,940     1,447,967
        Varian Semiconductor Equipment Associates,
          Inc.*...................................  97,050     3,164,800
                                                           -------------
                                                              14,710,836
                                                           -------------

        SOFTWARE - 4.5%
        BEA Systems, Inc.*........................ 190,650     2,495,609
        Citrix Systems, Inc.*.....................  91,900     3,688,866
        Nuance Communications, Inc.*(a)........... 200,840     2,020,450
        Red Hat, Inc.*(a)......................... 111,300     2,604,420
        Salesforce.com, Inc.*(a)..................  69,770     1,860,068
                                                           -------------
                                                              12,669,413
                                                           -------------

        TELECOMMUNICATION SERVICES - WIRELESS - 3.6%
        Crown Castle International Corp.*.........  87,040     3,006,362
        Leap Wireless International, Inc.*........  30,950     1,468,577
        NII Holdings, Inc.*....................... 100,760     5,680,849
                                                           -------------
                                                              10,155,788
                                                           -------------

        TEXTILES, APPAREL & LUXURY GOODS - 0.6%
        Under Armour, Inc. - Class A*.............  40,610     1,730,798
                                                           -------------
        TRANSPORTATION - 1.3%
        C.H. Robinson Worldwide, Inc..............  67,200     3,581,760
                                                           -------------

        TRUCKING & FREIGHT FORWARDING - 0.5%
        Landstar System, Inc......................  29,380     1,387,617
                                                           -------------
        Total Common Stocks
        (Cost $241,014,945)                                  266,549,450
                                                           -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
TURNER MID-CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


      -------------------------------------------------------------------
      SECURITY                                     PAR         VALUE
      DESCRIPTION                                 AMOUNT      (NOTE 2)
      -------------------------------------------------------------------

      SHORT-TERM INVESTMENTS - 18.2%
      State Street Bank & Trust Co., Repurchase
        Agreement, dated 06/30/06 at 3.400% to
        be repurchased at $14,938,231 on
        07/03/06 collateralized by $15,650,000
        FNMA at 4.250% due 05/15/09 with a
        value of $15,234,305................... $14,934,000 $ 14,934,000
      State Street Navigator Securities Lending
        Prime Portfolio(b).....................  35,876,316   35,876,316
                                                            ------------
      Total Short-Term Investments
      (Cost $50,810,316)                                      50,810,316
                                                            ------------

      TOTAL INVESTMENTS - 113.6%
      (Cost $291,825,261)                                    317,359,766
                                                            ------------

      Other Assets and Liabilities (net) - (13.6%)           (38,038,616)
                                                            ------------

      TOTAL NET ASSETS - 100.0%                             $279,321,150
                                                            ============

PORTFOLIO FOOTNOTES

* Non-income producing security.

(b) Represents investment of collateral received from securities lending transactions.

(a) All or a portion of security out on loan.

ADR - American Depository Receipt

FNMA - Federal National Mortgage Association

REIT - Real Estate Investment Trust

                       See notes to financial statements

MET INVESTORS SERIES TRUST
VAN KAMPEN COMSTOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


          -----------------------------------------------------------
          SECURITY                                         VALUE
          DESCRIPTION                           SHARES    (NOTE 2)
          -----------------------------------------------------------

          COMMON STOCKS - 91.3%
          AIRLINES - 0.5%
          Southwest Airlines Co................ 337,400 $   5,523,238
                                                        -------------
          BANKS - 8.5%
          Bank of America Corp................. 751,100    36,127,910
          Barclays Plc (ADR)(a)................  36,500     1,670,970
          SunTrust Banks, Inc..................  58,500     4,461,210
          U.S. Bancorp......................... 128,700     3,974,256
          Wachovia Corp........................ 350,300    18,944,224
          Wells Fargo & Co..................... 388,000    26,027,040
                                                        -------------
                                                           91,205,610
                                                        -------------
          BEVERAGES - 2.1%
          Anheuser-Busch Cos., Inc............. 129,600     5,908,464
          Coca-Cola Co......................... 400,100    17,212,302
                                                        -------------
                                                           23,120,766
                                                        -------------
          CHEMICALS - 2.7%
          E.I. du Pont de Nemours & Co......... 534,000    22,214,400
          Rohm & Haas Co....................... 141,800     7,107,016
                                                        -------------
                                                           29,321,416
                                                        -------------
          COMMERCIAL SERVICES & SUPPLIES - 0.6%
          Cisco Systems, Inc.*................. 305,700     5,970,321
                                                        -------------
          COMPUTERS & PERIPHERALS - 1.6%
          Dell, Inc.*.......................... 397,700     9,707,857
          Hewlett-Packard Co...................  98,400     3,117,312
          International Business Machines Corp.  57,700     4,432,514
                                                        -------------
                                                           17,257,683
                                                        -------------
          ELECTRIC UTILITIES - 1.0%
          American Electric Power Co., Inc..... 161,300     5,524,525
          FirstEnergy Corp.....................  77,400     4,195,854
          FPL Group, Inc.......................  26,800     1,108,984
                                                        -------------
                                                           10,829,363
                                                        -------------
          FINANCIAL-DIVERSIFIED - 11.2%
          Bank of New York Co., Inc............ 330,400    10,638,880
          Citigroup, Inc....................... 738,300    35,615,592
          Fannie Mae...........................  72,500     3,487,250
          Freddie Mac.......................... 698,600    39,827,186
          JP Morgan Chase & Co................. 250,500    10,521,000
          Merrill Lynch & Co., Inc............. 136,000     9,460,160
          PNC Financial Services Group, Inc.... 149,900    10,518,483
                                                        -------------
                                                          120,068,551
                                                        -------------
          FOOD & DRUG RETAILING - 3.2%
          Cadbury Schweppes Plc (ADR)..........  12,200       472,291
          Kraft Foods, Inc.-Class A(a)......... 430,100    13,290,090
          Unilever NV.......................... 907,600    20,466,380
                                                        -------------
                                                           34,228,761
                                                        -------------
          HEALTH CARE EQUIPMENT & SUPPLIES - 1.4%
          Boston Scientific Corp.*............. 401,300     6,757,892
          Cardinal Health, Inc................. 121,000     7,783,930
                                                        -------------
                                                           14,541,822
                                                        -------------

      -------------------------------------------------------------------
      SECURITY                                                 VALUE
      DESCRIPTION                                  SHARES     (NOTE 2)
      -------------------------------------------------------------------

      HOUSEHOLD PRODUCTS - 1.7%
      Kimberly-Clark Corp........................   301,700 $  18,614,890
                                                            -------------
      INDUSTRIAL - DIVERSIFIED - 0.5%
      General Electric Co........................   163,000     5,372,480
                                                            -------------
      INSURANCE - 5.0%
      AFLAC, Inc.................................    88,400     4,097,340
      Ambac Financial Group, Inc.................    44,700     3,625,170
      American International Group, Inc..........   123,400     7,286,770
      Berkshire Hathaway, Inc. - Class B*........     1,960     5,964,280
      Chubb Corp. (The)..........................   303,320    15,135,668
      Genworth Financial, Inc. - Class A.........    99,500     3,466,580
      St. Paul Travelers Cos., Inc. (The)........   198,600     8,853,588
      Torchmark Corp.............................    95,900     5,823,048
                                                            -------------
                                                               54,252,444
                                                            -------------
      INTERNET SOFTWARE & SERVICES - 0.2%
      McAfee, Inc.*..............................   105,000     2,548,350
                                                            -------------
      IT CONSULTING & SERVICES - 0.1%
      Accenture, Ltd.-Class A....................    39,200     1,110,144
                                                            -------------
      MEDIA - 10.7%
      CBS Corp...................................    99,550     2,692,828
      Clear Channel Communications, Inc..........   741,500    22,949,425
      Comcast Corp.-Class A*.....................   562,300    18,409,702
      Gannett Co., Inc...........................    73,200     4,094,076
      Liberty Media Holding Corp. - Interactive -
        Class A*.................................    77,435     6,486,730
      Liberty Media Holding Corp. Class-A*.......   387,275     6,684,366
      News Corp.-Class B(a)......................   404,300     8,158,774
      Time Warner, Inc...........................   999,300    17,287,890
      Viacom, Inc.-Class B*......................   300,050    10,753,792
      Walt Disney Co. (The)......................   573,000    17,190,000
                                                            -------------
                                                              114,707,583
                                                            -------------
      METALS & MINING - 2.6%
      Alcoa, Inc.................................   860,900    27,858,724
                                                            -------------
      OIL & GAS - 0.9%
      Total S.A. (ADR)...........................   144,200     9,447,984
                                                            -------------
      PAPER & FOREST PRODUCTS - 3.8%
      International Paper Co..................... 1,262,940    40,792,962
                                                            -------------
      PHARMACEUTICALS - 15.7%
      Abbott Laboratories........................   255,000    11,120,550
      Bristol-Myers Squibb Co.................... 1,418,700    36,687,582
      Eli Lilly & Co.............................    38,700     2,138,949
      GlaxoSmithKline Plc (ADR)..................   784,500    43,775,100
      Pfizer, Inc................................   637,900    14,971,513
      Roche Holding AG, (ADR)....................   200,400    16,563,060
      Sanofi-Aventis, (ADR)(a)...................   245,000    11,931,500
      Schering-Plough Corp.......................   845,000    16,080,350
      Wyeth......................................   348,090    15,458,677
                                                            -------------
                                                              168,727,281
                                                            -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
VAN KAMPEN COMSTOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2006 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


           ---------------------------------------------------------
           SECURITY                                       VALUE
           DESCRIPTION                        SHARES     (NOTE 2)
           ---------------------------------------------------------

           RETAIL-MULTILINE - 2.6%
           Federated Department Stores, Inc.   151,600 $   5,548,560
           Wal-Mart Stores, Inc.............   459,100    22,114,847
                                                       -------------
                                                          27,663,407
                                                       -------------
           SEMICONDUCTOR EQUIPMENT & PRODUCTS - 1.5%
           Intel Corp.......................   624,100    11,826,695
           KLA-Tencor Corp..................   104,500     4,344,065
                                                       -------------
                                                          16,170,760
                                                       -------------
           SOFTWARE - 1.0%
           First Data Corp..................   120,200     5,413,808
           Microsoft Corp...................   220,700     5,142,310
                                                       -------------
                                                          10,556,118
                                                       -------------
           TELECOMMUNICATION SERVICES - DIVERSIFIED - 10.5%
           AT&T, Inc........................ 1,702,400    47,479,936
           Embarq Corp. *...................    47,795     1,959,117
           Sprint Nextel Corp............... 1,183,200    23,652,168
           Verizon Communications, Inc...... 1,178,400    39,464,616
                                                       -------------
                                                         112,555,837
                                                       -------------
           TOBACCO - 1.7%
           Altria Group, Inc................   251,400    18,460,302
                                                       -------------
           Total Common Stocks
           (Cost $946,934,332)                           980,906,797
                                                       -------------

     ---------------------------------------------------------------------
     SECURITY                                     PAR          VALUE
     DESCRIPTION                                 AMOUNT       (NOTE 2)
     ---------------------------------------------------------------------

     SHORT-TERM INVESTMENTS - 11.0%
     Federal Home Loan Bank Discount Note
       3.300%, due 07/03/06(b)................ $84,900,000 $   84,876,652
     State Street Bank & Trust Co.,
       Repurchase Agreement dated
       06/30/06 at 1.500% to be
       repurchased at $150,019 on
       07/03/06 collateralized by $150,000
       FHLB 5.800% due 09/02/08 with a
       value of $153,438......................     150,000        150,000
     State Street Navigator Securities Lending
       Prime Portfolio(c).....................  33,531,324     33,531,324
                                                           --------------
     Total Short-Term Investments
     (Cost $118,557,976)                                      118,557,976
                                                           --------------

     TOTAL INVESTMENTS - 102.3%
     (Cost $1,065,492,308)                                  1,099,464,773
                                                           --------------

     Other Assets and Liabilities (net) - (2.3%)              (24,516,872)
                                                           --------------

     TOTAL NET ASSETS - 100.0%                             $1,074,947,901
                                                           ==============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Zero coupon bond-Interest rate represents current yield to maturity.

(c) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

FHLB - Federal Home Loan Bank

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES

JUNE 30, 2006 (UNAUDITED)


                                                                                                      Met/AIM
                                                                                                  Small Cap Growth
                                                                                                     Portfolio
                                                                                                  ----------------
ASSETS
   Investments, at value (Note 2)*                                                                    $691,000,389
   Repurchase Agreement                                                                                 22,112,000
   Cash                                                                                                        140
   Cash denominated in foreign currencies**                                                                     --
   Receivable for investments sold                                                                       2,205,996
   Receivable for Trust shares sold                                                                        399,278
   Dividends receivable                                                                                    175,747
   Interest receivable                                                                                       2,997
   Net variation margin on financial futures contracts (Note 7)                                                 --
   Open swap contracts at fair value (Note 10)                                                                  --
   Unrealized appreciation on forward currency contracts (Note 8)                                               --
   Receivable from investment adviser (Note 3)                                                                  --
   Other assets                                                                                                 --
                                                                                                  ----------------
      Total assets                                                                                     715,896,547
                                                                                                  ----------------
LIABILITIES
   Due to bank                                                                                                  --
   Payables for:
      Investments purchased                                                                                     --
      When-issued/delayed delivery investments (Note 2)                                                         --
      Trust shares redeemed                                                                                197,665
      Securities sold short, at value*** (Note 2)                                                               --
      Net variation margin on financial futures contracts (Note 7)                                              --
      Open swap contracts at fair value (Note 10)                                                               --
      Unrealized depreciation on forward currency contracts (Note 8)                                            --
      Cash denominated in foreign currencies**                                                                  --
      Outstanding written options****                                                                           --
      Distribution and services fees - Class B                                                              51,687
      Distribution and services fees - Class E                                                              10,704
      Collateral on securities on loan                                                                 144,964,425
      Interest payable swap position                                                                            --
      Investment advisory fee payable (Note 3)                                                             406,219
      Administration fee payable                                                                                --
      Custodian and accounting fees payable                                                                135,007
   Accrued expenses                                                                                         94,264
                                                                                                  ----------------
      Total liabilities                                                                                145,859,971
                                                                                                  ----------------
NET ASSETS                                                                                            $570,036,576
                                                                                                  ================
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                                                    $501,975,007
   Accumulated net realized gain (loss)                                                                  9,121,501
   Unrealized appreciation (depreciation) on investments, futures contracts, options contracts,
    swap contracts and foreign currency                                                                 61,034,597
   Undistributed (distributions in excess of) net investment income                                     (2,094,529)
                                                                                                  ----------------
      Total                                                                                           $570,036,576
                                                                                                  ================
NET ASSETS
   Class A                                                                                            $254,276,070
                                                                                                  ================
   Class B                                                                                             301,422,717
                                                                                                  ================
   Class E                                                                                              14,337,789
                                                                                                  ================
CAPITAL SHARES OUTSTANDING
   Class A                                                                                              19,916,671
                                                                                                  ================
   Class B                                                                                              23,830,544
                                                                                                  ================
   Class E                                                                                               1,125,204
                                                                                                  ================
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                                                            $      12.77
                                                                                                  ================
   Class B                                                                                                   12.65
                                                                                                  ================
   Class E                                                                                                   12.74
                                                                                                  ================

--------------------------------------------------------------------------------------------------------------------
*Investments at cost, excluding Repurchase Agreement                                                  $629,965,812
**Cost of cash denominated in foreign currencies                                                                --
***Proceed of short sales                                                                                       --
****Cost of written options                                                                                     --

                                                                                                    Batterymarch
                                                                                                  Growth and Income
                                                                                                      Portfolio
                                                                                                  -----------------
ASSETS
   Investments, at value (Note 2)*                                                                     $468,783,309
   Repurchase Agreement                                                                                   2,126,000
   Cash                                                                                                         446
   Cash denominated in foreign currencies**                                                                      --
   Receivable for investments sold                                                                        1,788,297
   Receivable for Trust shares sold                                                                              --
   Dividends receivable                                                                                     483,081
   Interest receivable                                                                                          151
   Net variation margin on financial futures contracts (Note 7)                                                  --
   Open swap contracts at fair value (Note 10)                                                                   --
   Unrealized appreciation on forward currency contracts (Note 8)                                                --
   Receivable from investment adviser (Note 3)                                                               29,840
   Other assets                                                                                                  --
                                                                                                  -----------------
      Total assets                                                                                      473,211,124
                                                                                                  -----------------
LIABILITIES
   Due to bank                                                                                                   --
   Payables for:
      Investments purchased                                                                                 138,701
      When-issued/delayed delivery investments (Note 2)                                                          --
      Trust shares redeemed                                                                                 155,828
      Securities sold short, at value*** (Note 2)                                                                --
      Net variation margin on financial futures contracts (Note 7)                                               --
      Open swap contracts at fair value (Note 10)                                                                --
      Unrealized depreciation on forward currency contracts (Note 8)                                             --
      Cash denominated in foreign currencies**                                                                   --
      Outstanding written options****                                                                            --
      Distribution and services fees - Class B                                                                   --
      Distribution and services fees - Class E                                                                   --
      Collateral on securities on loan                                                                    7,102,254
      Interest payable swap position                                                                             --
      Investment advisory fee payable (Note 3)                                                              245,684
      Administration fee payable                                                                                 --
      Custodian and accounting fees payable                                                                  30,918
   Accrued expenses                                                                                          15,280
                                                                                                  -----------------
      Total liabilities                                                                                   7,688,665
                                                                                                  -----------------
NET ASSETS                                                                                             $465,522,459
                                                                                                  =================
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                                                     $409,285,765
   Accumulated net realized gain (loss)                                                                  (2,501,499)
   Unrealized appreciation (depreciation) on investments, futures contracts, options contracts,
    swap contracts and foreign currency                                                                  57,517,357
   Undistributed (distributions in excess of) net investment income                                       1,220,836
                                                                                                  -----------------
      Total                                                                                            $465,522,459
                                                                                                  =================
NET ASSETS
   Class A                                                                                             $465,522,459
                                                                                                  =================
   Class B                                                                                                       --
                                                                                                  =================
   Class E                                                                                                       --
                                                                                                  =================
CAPITAL SHARES OUTSTANDING
   Class A                                                                                               23,087,386
                                                                                                  =================
   Class B                                                                                                       --
                                                                                                  =================
   Class E                                                                                                       --
                                                                                                  =================
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                                                             $      20.16
                                                                                                  =================
   Class B                                                                                                       --
                                                                                                  =================
   Class E                                                                                                       --
                                                                                                  =================

---------------------------------------------------------------------------------------------------------------------
*Investments at cost, excluding Repurchase Agreement                                                   $411,265,779
**Cost of cash denominated in foreign currencies                                                                 --
***Proceed of short sales                                                                                        --
****Cost of written options                                                                                      --

                                                                                                  Batterymarch
                                                                                                  Mid-Cap Stock
                                                                                                    Portfolio
                                                                                                  -------------
ASSETS
   Investments, at value (Note 2)*                                                                 $200,018,024
   Repurchase Agreement                                                                               7,655,000
   Cash                                                                                                     156
   Cash denominated in foreign currencies**                                                                  --
   Receivable for investments sold                                                                    6,493,203
   Receivable for Trust shares sold                                                                          --
   Dividends receivable                                                                                 134,644
   Interest receivable                                                                                      723
   Net variation margin on financial futures contracts (Note 7)                                              --
   Open swap contracts at fair value (Note 10)                                                               --
   Unrealized appreciation on forward currency contracts (Note 8)                                            --
   Receivable from investment adviser (Note 3)                                                               --
   Other assets                                                                                              --
                                                                                                  -------------
      Total assets                                                                                  214,301,750
                                                                                                  -------------
LIABILITIES
   Due to bank                                                                                               --
   Payables for:
      Investments purchased                                                                           9,518,975
      When-issued/delayed delivery investments (Note 2)                                                      --
      Trust shares redeemed                                                                             522,897
      Securities sold short, at value*** (Note 2)                                                            --
      Net variation margin on financial futures contracts (Note 7)                                           --
      Open swap contracts at fair value (Note 10)                                                            --
      Unrealized depreciation on forward currency contracts (Note 8)                                         --
      Cash denominated in foreign currencies**                                                               --
      Outstanding written options****                                                                        --
      Distribution and services fees - Class B                                                               --
      Distribution and services fees - Class E                                                               --
      Collateral on securities on loan                                                               20,328,906
      Interest payable swap position                                                                         --
      Investment advisory fee payable (Note 3)                                                          102,783
      Administration fee payable                                                                            274
      Custodian and accounting fees payable                                                              14,875
   Accrued expenses                                                                                      89,848
                                                                                                  -------------
      Total liabilities                                                                              30,578,558
                                                                                                  -------------
NET ASSETS                                                                                         $183,723,192
                                                                                                  =============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                                                 $149,520,694
   Accumulated net realized gain (loss)                                                              17,930,686
   Unrealized appreciation (depreciation) on investments, futures contracts, options contracts,
    swap contracts and foreign currency                                                              15,848,429
   Undistributed (distributions in excess of) net investment income                                     423,383
                                                                                                  -------------
      Total                                                                                        $183,723,192
                                                                                                  =============
NET ASSETS
   Class A                                                                                         $183,723,192
                                                                                                  =============
   Class B                                                                                                   --
                                                                                                  =============
   Class E                                                                                                   --
                                                                                                  =============
CAPITAL SHARES OUTSTANDING
   Class A                                                                                            9,642,888
                                                                                                  =============
   Class B                                                                                                   --
                                                                                                  =============
   Class E                                                                                                   --
                                                                                                  =============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                                                         $      19.05
                                                                                                  =============
   Class B                                                                                                   --
                                                                                                  =============
   Class E                                                                                                   --
                                                                                                  =============

---------------------------------------------------------------------------------------------------------------
*Investments at cost, excluding Repurchase Agreement                                               $184,169,595
**Cost of cash denominated in foreign currencies                                                             --
***Proceed of short sales                                                                                    --
****Cost of written options                                                                                  --

                       See notes to financial statements

    Dreman        Federated      Cyclical    Cyclical Growth Goldman Sachs
Small-Cap Value   High Yield    Growth ETF   and Income ETF  Mid-Cap Value
   Portfolio      Portfolio     Portfolio       Portfolio      Portfolio
---------------  ------------  ------------- --------------- -------------
    $36,635,665  $ 73,097,602  $$246,090,738    $209,608,472  $410,838,024
      2,745,000     3,492,000      4,657,000       3,562,000    11,496,000
             --           965            708              16           680
            134            --             --              --            --
          2,472       271,254             --              --     3,946,709
         79,521            --         72,441         121,701       394,038
         73,328         2,437             --              --       533,736
            194     1,513,300          1,182             669         1,086
             --            --             --              --            --
             --            --             --              --            --
             --            --             --              --            --
          9,143            --             --              --            --
             --            --             --              --            --
---------------  ------------  ------------- --------------- -------------
     39,545,457    78,377,558    250,822,069     213,292,858   427,210,273
---------------  ------------  ------------- --------------- -------------
          4,966            --             --              --            --
        582,296     1,097,547        851,912           1,533     3,948,471
             --            --             --              --            --
          5,606       199,874            735          26,352        11,463
             --            --             --              --            --
             --            --             --              --            --
             --            --             --              --            --
             --            --             --              --            --
             --            --             --              --            --
             --            --             --              --            --
             --            --         40,717          36,223        33,165
             --            --             25              15            --
             --            --     46,033,873      33,055,432    32,074,430
             --            --             --              --            --
         24,026        38,345         73,375          65,250       224,863
            613            --             --              --            --
         25,760        30,142         10,924          12,909       122,409
         65,596        67,731            539             345        14,004
---------------  ------------  ------------- --------------- -------------
        708,863     1,433,639     47,012,100      33,198,059    36,428,805
---------------  ------------  ------------- --------------- -------------
    $38,836,594  $ 76,943,919  $ 203,809,969    $180,094,799  $390,781,468
===============  ============  ============= =============== =============
    $38,726,895  $ 88,045,636  $ 200,963,118    $179,265,043  $330,174,054
        547,711   (12,959,504)       295,759         202,726    33,915,968

       (544,767)     (772,979)     2,146,510         139,730    24,649,159
        106,755     2,630,766        404,582         487,300     2,042,287
---------------  ------------  ------------- --------------- -------------
    $38,836,594  $ 76,943,919  $ 203,809,969    $180,094,799  $390,781,468
===============  ============  ============= =============== =============
    $38,836,594  $ 76,943,919  $      34,795    $      9,744  $224,790,786
===============  ============  ============= =============== =============
             --            --    203,523,792     179,945,682   165,990,682
===============  ============  ============= =============== =============
             --            --        251,382         139,373            --
===============  ============  ============= =============== =============
      3,104,801     9,222,750          3,335             947    17,258,546
===============  ============  ============= =============== =============
             --            --     19,523,419      17,498,056    12,755,774
===============  ============  ============= =============== =============
             --            --         24,094          13,552            --
===============  ============  ============= =============== =============
    $     12.51  $       8.34  $       10.43    $      10.29  $      13.02
===============  ============  ============= =============== =============
             --            --          10.42           10.28         13.01
===============  ============  ============= =============== =============
             --            --          10.43           10.28            --
===============  ============  ============= =============== =============

--------------------------------------------------------------------------
    $37,180,441  $ 73,870,581  $ 243,944,228    $209,468,742  $386,188,865
            130            --             --              --            --
             --            --             --              --            --
             --            --             --              --            --

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES

JUNE 30, 2006 (UNAUDITED)


                                                                                                  Harris Oakmark Janus Aggressive
                                                                                                  International       Growth
                                                                                                    Portfolio       Portfolio
                                                                                                  -------------- ----------------
ASSETS
   Investments, at value (Note 2)*                                                                $1,867,529,878     $921,660,172
   Repurchase Agreement                                                                               21,160,000               --
   Cash                                                                                                   69,256        9,283,299
   Cash denominated in foreign currencies**                                                            1,108,876           80,488
   Receivable for investments sold                                                                       416,511       38,817,675
   Receivable for Trust shares sold                                                                      893,700          571,148
   Dividends receivable                                                                                5,634,373          266,051
   Interest receivable                                                                                     1,998               --
   Net variation margin on financial futures contracts (Note 7)                                               --               --
   Open swap contracts at fair value (Note 10)                                                                --               --
   Unrealized appreciation on forward currency contracts (Note 8)                                             --               --
   Receivable from investment adviser (Note 3)                                                                --               --
   Other assets                                                                                               --               --
                                                                                                  -------------- ----------------
      Total assets                                                                                 1,896,814,592      970,678,833
                                                                                                  -------------- ----------------
LIABILITIES
   Due to bank                                                                                                --               --
   Payables for:
      Investments purchased                                                                              428,826       82,578,624
      When-issued/delayed delivery investments (Note 2)                                                       --               --
      Trust shares redeemed                                                                            2,242,533          159,136
      Securities sold short, at value*** (Note 2)                                                             --               --
      Net variation margin on financial futures contracts (Note 7)                                            --               --
      Open swap contracts at fair value (Note 10)                                                             --               --
      Unrealized depreciation on forward currency contracts (Note 8)                                          --               --
      Cash denominated in foreign currencies**                                                                --               --
      Outstanding written options****                                                                         --               --
      Distribution and services fees - Class B                                                           137,946           53,637
      Distribution and services fees - Class E                                                            19,182              820
      Collateral on securities on loan                                                               270,969,911      114,470,419
      Interest payable swap position                                                                          --               --
      Investment advisory fee payable (Note 3)                                                         1,016,099          411,456
      Administration fee payable                                                                              --               --
      Custodian and accounting fees payable                                                            1,470,652          345,632
   Accrued expenses                                                                                      183,175           68,154
                                                                                                  -------------- ----------------
      Total liabilities                                                                              276,468,324      198,087,878
                                                                                                  -------------- ----------------
NET ASSETS                                                                                        $1,620,346,268     $772,590,955
                                                                                                  ============== ================
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                                                $1,258,569,313     $669,522,583
   Accumulated net realized gain (loss)                                                              113,911,364       31,278,591
   Unrealized appreciation (depreciation) on investments, futures contracts, options contracts,
    swap contracts and foreign currency                                                              236,578,383       70,187,105
   Undistributed (distributions in excess of) net investment income                                   11,287,208        1,602,676
                                                                                                  -------------- ----------------
      Total                                                                                       $1,620,346,268     $772,590,955
                                                                                                  ============== ================
NET ASSETS
   Class A                                                                                        $  776,156,003     $499,406,167
                                                                                                  ============== ================
   Class B                                                                                           685,516,276      266,393,503
                                                                                                  ============== ================
   Class E                                                                                           158,673,989        6,791,285
                                                                                                  ============== ================
CAPITAL SHARES OUTSTANDING
   Class A                                                                                            47,174,847       61,999,404
                                                                                                  ============== ================
   Class B                                                                                            41,967,573       33,516,565
                                                                                                  ============== ================
   Class E                                                                                             9,696,069          851,785
                                                                                                  ============== ================
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                                                        $        16.45     $       8.06
                                                                                                  ============== ================
   Class B                                                                                                 16.33             7.95
                                                                                                  ============== ================
   Class E                                                                                                 16.36             7.97
                                                                                                  ============== ================

----------------------------------------------------------------------------------------------------------------------------------
*Investments at cost, excluding Repurchase Agreement                                              $1,630,942,482     $851,479,275
**Cost of cash denominated in foreign currencies                                                       1,096,520           79,328
***Proceed of short sales                                                                                     --               --
****Cost of written options                                                                                   --               --

                                                                                                   Janus Capital
                                                                                                   Appreciation
                                                                                                     Portfolio
                                                                                                  --------------
ASSETS
   Investments, at value (Note 2)*                                                                $  907,721,602
   Repurchase Agreement                                                                               77,235,000
   Cash                                                                                                        4
   Cash denominated in foreign currencies**                                                                   --
   Receivable for investments sold                                                                    30,947,962
   Receivable for Trust shares sold                                                                           --
   Dividends receivable                                                                                  591,046
   Interest receivable                                                                                     7,294
   Net variation margin on financial futures contracts (Note 7)                                               --
   Open swap contracts at fair value (Note 10)                                                                --
   Unrealized appreciation on forward currency contracts (Note 8)                                             --
   Receivable from investment adviser (Note 3)                                                                --
   Other assets                                                                                               --
                                                                                                  --------------
      Total assets                                                                                 1,016,502,908
                                                                                                  --------------
LIABILITIES
   Due to bank                                                                                                --
   Payables for:
      Investments purchased                                                                            9,744,840
      When-issued/delayed delivery investments (Note 2)                                                       --
      Trust shares redeemed                                                                            1,485,355
      Securities sold short, at value*** (Note 2)                                                             --
      Net variation margin on financial futures contracts (Note 7)                                            --
      Open swap contracts at fair value (Note 10)                                                             --
      Unrealized depreciation on forward currency contracts (Note 8)                                          --
      Cash denominated in foreign currencies**                                                                --
      Outstanding written options****                                                                         --
      Distribution and services fees - Class B                                                                --
      Distribution and services fees - Class E                                                                --
      Collateral on securities on loan                                                                31,106,774
      Interest payable swap position                                                                          --
      Investment advisory fee payable (Note 3)                                                           521,241
      Administration fee payable                                                                           1,448
      Custodian and accounting fees payable                                                               68,971
   Accrued expenses                                                                                      249,731
                                                                                                  --------------
      Total liabilities                                                                               43,178,360
                                                                                                  --------------
NET ASSETS                                                                                        $  973,324,548
                                                                                                  ==============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                                                $  964,079,661
   Accumulated net realized gain (loss)                                                             (170,334,169)
   Unrealized appreciation (depreciation) on investments, futures contracts, options contracts,
    swap contracts and foreign currency                                                              178,436,640
   Undistributed (distributions in excess of) net investment income                                    1,142,416
                                                                                                  --------------
      Total                                                                                       $  973,324,548
                                                                                                  ==============
NET ASSETS
   Class A                                                                                        $  973,324,548
                                                                                                  ==============
   Class B                                                                                                    --
                                                                                                  ==============
   Class E                                                                                                    --
                                                                                                  ==============
CAPITAL SHARES OUTSTANDING
   Class A                                                                                            14,048,790
                                                                                                  ==============
   Class B                                                                                                    --
                                                                                                  ==============
   Class E                                                                                                    --
                                                                                                  ==============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                                                        $        69.28
                                                                                                  ==============
   Class B                                                                                                    --
                                                                                                  ==============
   Class E                                                                                                    --
                                                                                                  ==============

-----------------------------------------------------------------------------------------------------------------
*Investments at cost, excluding Repurchase Agreement                                              $  729,292,060
**Cost of cash denominated in foreign currencies                                                              --
***Proceed of short sales                                                                                     --
****Cost of written options                                                                                   --

                       See notes to financial statements

  Lazard     Legg Mason Partners  Legg Mason   Loomis Sayles     Lord Abbett
  Mid-Cap      Managed Assets    Value Equity  Global Markets  America's Value
 Portfolio        Portfolio       Portfolio      Portfolio        Portfolio
------------ ------------------- ------------  --------------  ---------------
$512,735,051        $319,818,413 $857,779,958    $409,701,460      $80,406,549
  19,173,000           5,311,000   17,437,000      26,532,000        2,144,000
         798              47,393          850             917              981
           2               3,943       21,497       1,599,106               --
   1,191,819             910,310    2,128,318              --          785,393
     473,258                  --    1,174,955         614,774               --
     201,714             153,497      689,130         213,946          142,041
       1,811           1,006,707        1,647       2,072,069          351,720
          --                  --           --              --               --
          --                  --           --              --               --
          --                  --           --          38,864               --
          --                  --           --              --            2,032
          --                  --           --              --               --
------------ ------------------- ------------  --------------  ---------------
 533,777,453         327,251,263  879,233,355     440,773,136       83,832,716
------------ ------------------- ------------  --------------  ---------------
          --                  --           --              --               --
   4,019,815          10,554,745    4,535,753       5,617,004          934,680
          --                  --           --              --               --
     142,742             559,700       55,274          22,630            3,614
          --                  --           --              --               --
          --                  --           --              --               --
          --                  --           --              --               --
          --                  --           --              --               --
          --                  --           --              --               --
          --                  --           --              --               --
      40,172                  --        4,529             413           16,672
       3,760                  --        2,747              --               --
  75,442,658          52,124,610           --      30,571,869               --
          --                  --           --              --               --
     253,851             108,102      525,854         223,114           43,346
          --                 579           --             461               --
     104,929              31,671       49,222          71,027           67,926
      56,901             107,953       33,669          12,878           17,853
------------ ------------------- ------------  --------------  ---------------
  80,064,828          63,487,360    5,207,048      36,519,396        1,084,091
------------ ------------------- ------------  --------------  ---------------
$453,712,625        $263,763,903 $874,026,307    $404,253,740      $82,748,625
============ =================== ============  ==============  ===============
$441,018,362        $233,012,063 $879,424,610    $432,576,034      $77,095,238
   7,275,011          10,110,222   20,787,569     (11,301,043)         148,564

   4,190,233          17,742,535  (27,062,734)    (18,347,737)       4,386,147
   1,229,019           2,899,083      876,862       1,326,486        1,118,676
------------ ------------------- ------------  --------------  ---------------
$453,712,625        $263,763,903 $874,026,307    $404,253,740      $82,748,625
============ =================== ============  ==============  ===============
$224,485,903        $263,763,903 $760,426,037    $401,556,401      $        --
============ =================== ============  ==============  ===============
 198,413,741                  --   90,940,955       2,697,339       82,748,625
============ =================== ============  ==============  ===============
  30,812,981                  --   22,659,315              --               --
============ =================== ============  ==============  ===============
  18,188,137          15,936,459   74,911,051      43,061,613               --
============ =================== ============  ==============  ===============
  16,151,773                  --    8,963,053         289,588        5,926,568
============ =================== ============  ==============  ===============
   2,502,091                  --    2,232,755              --               --
============ =================== ============  ==============  ===============
$      12.34        $      16.55 $      10.15    $       9.33      $        --
============ =================== ============  ==============  ===============
       12.28                  --        10.15            9.31            13.96
============ =================== ============  ==============  ===============
       12.31                  --        10.15              --               --
============ =================== ============  ==============  ===============
------------------------------------------------------------------------------
$508,544,818        $302,075,863 $884,840,785    $428,074,812      $76,020,420
           2               3,995       21,499       1,598,072               --
          --                  --           --              --               --
          --                  --           --              --               --

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES

JUNE 30, 2006 (UNAUDITED)


                                                                                                        Lord Abbett
                                                                                                       Bond Debenture
                                                                                                         Portfolio
                                                                                                       --------------
ASSETS
   Investments, at value (Note 2)*                                                                     $1,831,188,261
   Repurchase Agreement                                                                                    82,336,000
   Cash                                                                                                           547
   Cash denominated in foreign currencies**                                                                        --
   Receivable for investments sold                                                                          9,814,177
   Receivable for Trust shares sold                                                                         1,119,695
   Dividends receivable                                                                                       136,128
   Interest receivable                                                                                     23,410,709
   Net variation margin on financial futures contracts (Note 7)                                                    --
   Open swap contracts at fair value (Note 10)                                                                     --
   Unrealized appreciation on forward currency contracts (Note 8)                                                  --
   Receivable from investment adviser (Note 3)                                                                     --
   Other assets                                                                                                    --
                                                                                                       --------------
      Total assets                                                                                      1,948,005,517
                                                                                                       --------------
LIABILITIES
   Due to bank                                                                                                     --
   Payables for:
      Investments purchased                                                                                 7,635,887
      When-issued/delayed delivery investments (Note 2)                                                            --
      Trust shares redeemed                                                                                   325,842
      Securities sold short, at value*** (Note 2)                                                                  --
      Net variation margin on financial futures contracts (Note 7)                                                 --
      Open swap contracts at fair value (Note 10)                                                                  --
      Unrealized depreciation on forward currency contracts (Note 8)                                               --
      Cash denominated in foreign currencies**                                                                     --
      Outstanding written options****                                                                              --
      Distribution and services fees - Class B                                                                147,719
      Distribution and services fees - Class E                                                                  4,327
      Collateral on securities on loan                                                                    275,403,619
      Interest payable swap position                                                                               --
      Investment advisory fee payable (Note 3)                                                                680,265
      Administration fee payable                                                                               25,433
      Custodian and accounting fees payable                                                                   263,861
   Accrued expenses                                                                                            95,974
                                                                                                       --------------
      Total liabilities                                                                                   284,582,927
                                                                                                       --------------
NET ASSETS                                                                                             $1,663,422,590
                                                                                                       ==============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                                                     $1,680,447,720
   Accumulated net realized gain (loss)                                                                   (15,361,727)
   Unrealized appreciation (depreciation) on investments, futures contracts, options contracts, swap
    contracts and foreign currency                                                                        (16,194,453)
   Undistributed (distributions in excess of) net investment income                                        14,531,050
                                                                                                       --------------
      Total                                                                                            $1,663,422,590
                                                                                                       ==============
NET ASSETS
   Class A                                                                                             $  907,622,627
                                                                                                       ==============
   Class B                                                                                                720,796,917
                                                                                                       ==============
   Class E                                                                                                 35,003,046
                                                                                                       ==============
CAPITAL SHARES OUTSTANDING
   Class A                                                                                                 77,672,479
                                                                                                       ==============
   Class B                                                                                                 62,012,612
                                                                                                       ==============
   Class E                                                                                                  3,008,405
                                                                                                       ==============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                                                             $        11.69
                                                                                                       ==============
   Class B                                                                                                      11.62
                                                                                                       ==============
   Class E                                                                                                      11.64
                                                                                                       ==============

-----------------------------------------------------------------------------------------------------------------------
*Investments at cost, excluding Repurchase Agreement                                                   $1,847,382,714
**Cost of cash denominated in foreign currencies                                                                   --
***Proceed of short sales                                                                                          --
****Cost of written options                                                                                        --

                                                                                                          Lord Abbett
                                                                                                       Growth and Income
                                                                                                           Portfolio
                                                                                                       -----------------
ASSETS
   Investments, at value (Note 2)*                                                                        $3,612,802,295
   Repurchase Agreement                                                                                       79,633,000
   Cash                                                                                                              924
   Cash denominated in foreign currencies**                                                                           --
   Receivable for investments sold                                                                            15,340,823
   Receivable for Trust shares sold                                                                            1,260,169
   Dividends receivable                                                                                        4,288,304
   Interest receivable                                                                                             7,521
   Net variation margin on financial futures contracts (Note 7)                                                       --
   Open swap contracts at fair value (Note 10)                                                                        --
   Unrealized appreciation on forward currency contracts (Note 8)                                                     --
   Receivable from investment adviser (Note 3)                                                                        --
   Other assets                                                                                                       --
                                                                                                       -----------------
      Total assets                                                                                         3,713,333,036
                                                                                                       -----------------
LIABILITIES
   Due to bank                                                                                                        --
   Payables for:
      Investments purchased                                                                                   23,151,377
      When-issued/delayed delivery investments (Note 2)                                                               --
      Trust shares redeemed                                                                                    1,387,053
      Securities sold short, at value*** (Note 2)                                                                     --
      Net variation margin on financial futures contracts (Note 7)                                                    --
      Open swap contracts at fair value (Note 10)                                                                     --
      Unrealized depreciation on forward currency contracts (Note 8)                                                  --
      Cash denominated in foreign currencies**                                                                        --
      Outstanding written options****                                                                                 --
      Distribution and services fees - Class B                                                                   301,698
      Distribution and services fees - Class E                                                                        --
      Collateral on securities on loan                                                                       263,206,164
      Interest payable swap position                                                                                  --
      Investment advisory fee payable (Note 3)                                                                 1,378,828
      Administration fee payable                                                                                      --
      Custodian and accounting fees payable                                                                      397,892
   Accrued expenses                                                                                              159,095
                                                                                                       -----------------
      Total liabilities                                                                                      289,982,107
                                                                                                       -----------------
NET ASSETS                                                                                                $3,423,350,929
                                                                                                       =================
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                                                        $3,017,244,760
   Accumulated net realized gain (loss)                                                                       18,363,467
   Unrealized appreciation (depreciation) on investments, futures contracts, options contracts, swap
    contracts and foreign currency                                                                           379,608,727
   Undistributed (distributions in excess of) net investment income                                            8,133,975
                                                                                                       -----------------
      Total                                                                                               $3,423,350,929
                                                                                                       =================
NET ASSETS
   Class A                                                                                                $1,939,066,807
                                                                                                       =================
   Class B                                                                                                 1,484,284,122
                                                                                                       =================
   Class E                                                                                                            --
                                                                                                       =================
CAPITAL SHARES OUTSTANDING
   Class A                                                                                                    73,839,077
                                                                                                       =================
   Class B                                                                                                    56,768,166
                                                                                                       =================
   Class E                                                                                                            --
                                                                                                       =================
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                                                                $        26.26
                                                                                                       =================
   Class B                                                                                                         26.15
                                                                                                       =================
   Class E                                                                                                            --
                                                                                                       =================

-------------------------------------------------------------------------------------------------------------------------
*Investments at cost, excluding Repurchase Agreement                                                      $3,233,193,568
**Cost of cash denominated in foreign currencies                                                                      --
***Proceed of short sales                                                                                             --
****Cost of written options                                                                                           --

                                                                                                           Lord Abbett
                                                                                                       Growth Opportunities
                                                                                                            Portfolio
                                                                                                       --------------------
ASSETS
   Investments, at value (Note 2)*                                                                              $81,958,980
   Repurchase Agreement                                                                                           6,794,000
   Cash                                                                                                                 560
   Cash denominated in foreign currencies**                                                                              --
   Receivable for investments sold                                                                                  656,315
   Receivable for Trust shares sold                                                                                  48,968
   Dividends receivable                                                                                              21,171
   Interest receivable                                                                                                  642
   Net variation margin on financial futures contracts (Note 7)                                                          --
   Open swap contracts at fair value (Note 10)                                                                           --
   Unrealized appreciation on forward currency contracts (Note 8)                                                        --
   Receivable from investment adviser (Note 3)                                                                        5,970
   Other assets                                                                                                          --
                                                                                                       --------------------
      Total assets                                                                                               89,486,606
                                                                                                       --------------------
LIABILITIES
   Due to bank                                                                                                           --
   Payables for:
      Investments purchased                                                                                       2,921,138
      When-issued/delayed delivery investments (Note 2)                                                                  --
      Trust shares redeemed                                                                                          36,923
      Securities sold short, at value*** (Note 2)                                                                        --
      Net variation margin on financial futures contracts (Note 7)                                                       --
      Open swap contracts at fair value (Note 10)                                                                        --
      Unrealized depreciation on forward currency contracts (Note 8)                                                     --
      Cash denominated in foreign currencies**                                                                           --
      Outstanding written options****                                                                                    --
      Distribution and services fees - Class B                                                                        9,793
      Distribution and services fees - Class E                                                                           --
      Collateral on securities on loan                                                                           17,566,553
      Interest payable swap position                                                                                     --
      Investment advisory fee payable (Note 3)                                                                       38,576
      Administration fee payable                                                                                         --
      Custodian and accounting fees payable                                                                          86,709
   Accrued expenses                                                                                                  25,032
                                                                                                       --------------------
      Total liabilities                                                                                          20,684,724
                                                                                                       --------------------
NET ASSETS                                                                                                      $68,801,882
                                                                                                       ====================
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                                                              $63,709,907
   Accumulated net realized gain (loss)                                                                             113,452
   Unrealized appreciation (depreciation) on investments, futures contracts, options contracts, swap
    contracts and foreign currency                                                                                5,098,536
   Undistributed (distributions in excess of) net investment income                                                (120,013)
                                                                                                       --------------------
      Total                                                                                                     $68,801,882
                                                                                                       ====================
NET ASSETS
   Class A                                                                                                      $19,535,806
                                                                                                       ====================
   Class B                                                                                                       49,266,076
                                                                                                       ====================
   Class E                                                                                                               --
                                                                                                       ====================
CAPITAL SHARES OUTSTANDING
   Class A                                                                                                        1,980,748
                                                                                                       ====================
   Class B                                                                                                        5,083,364
                                                                                                       ====================
   Class E                                                                                                               --
                                                                                                       ====================
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                                                                      $      9.86
                                                                                                       ====================
   Class B                                                                                                             9.69
                                                                                                       ====================
   Class E                                                                                                               --
                                                                                                       ====================

----------------------------------------------------------------------------------------------------------------------------
*Investments at cost, excluding Repurchase Agreement                                                            $76,860,429
**Cost of cash denominated in foreign currencies                                                                         --
***Proceed of short sales                                                                                                --
****Cost of written options                                                                                              --

                       See notes to financial statements

 Lord Abbett     Mercury      MetLife Aggressive MetLife Balanced      MetLife
Mid-Cap Value Large-Cap Core       Strategy          Strategy     Defensive Strategy
  Portfolio     Portfolio         Portfolio         Portfolio         Portfolio
------------- --------------  ------------------ ---------------- ------------------
 $414,365,678   $135,312,852        $768,233,532   $4,228,444,068       $469,691,141
    9,977,000             --                  --               --                 --
          688        323,103                   5               --                 --
           --          2,827                  --               --                 --
    2,170,694             --                  --               --            565,556
      149,702             --             365,004        7,513,134            145,859
      445,261         93,490                  --               --                 --
          942             --                  --               --                 --
           --             --                  --               --                 --
           --             --                  --               --                 --
           --             --                  --               --                 --
           --             --                  --               --             17,248
           --             --                  --               --                 --
------------- --------------  ------------------ ---------------- ------------------
  427,109,965   135,732,272          768,598,541    4,235,957,202        470,419,804
------------- --------------  ------------------ ---------------- ------------------
           --             --                  --               --                 --
    1,545,081             --             365,002        7,513,126                 --
           --             --                  --               --                 --
       49,442         98,181                   2                7            711,415
           --             --                  --               --                 --
           --             --                  --               --                 --
           --             --                  --               --                 --
           --             --                  --               --                 --
           --             --                  --               --                 --
           --             --                  --               --                 --
       49,763             --             153,621          842,955             90,771
           --             --                  --               --                 --
   77,972,828      6,858,675                  --               --                 --
           --             --                  --               --                 --
      190,322         78,316              48,546          246,971             36,310
       17,952          1,963                  47               47                 47
       99,709          8,710              34,511           35,226             34,416
       20,661         91,792              15,597           20,920             14,414
------------- --------------  ------------------ ---------------- ------------------
   79,945,758      7,137,637             617,326        8,659,252            887,373
------------- --------------  ------------------ ---------------- ------------------
 $347,164,207   $128,594,635        $767,981,215   $4,227,297,950       $469,532,431
============= ==============  ================== ================ ==================
 $281,993,599   $172,868,497        $693,136,414   $3,962,362,855       $456,280,685
    8,498,141    (61,208,182)         18,217,755       64,622,541          3,894,733
   55,467,621     16,610,025          17,016,449        1,404,124         (8,675,821)
    1,204,846        324,295          39,610,597      198,908,430         18,032,834
------------- --------------  ------------------ ---------------- ------------------
 $347,164,207   $128,594,635        $767,981,215   $4,227,297,950       $469,532,431
============= ==============  ================== ================ ==================
 $ 99,158,441   $128,594,635        $    134,898   $      495,170       $     10,777
============= ==============  ================== ================ ==================
  248,005,766             --         767,846,317    4,226,802,780        469,521,654
============= ==============  ================== ================ ==================
           --             --                  --               --                 --
============= ==============  ================== ================ ==================
    4,855,974     12,764,193              11,277           44,414              1,040
============= ==============  ================== ================ ==================
   12,254,068             --          64,225,603      379,322,946         45,356,729
============= ==============  ================== ================ ==================
           --             --                  --               --                 --
============= ==============  ================== ================ ==================
 $      20.42   $      10.07        $      11.96   $        11.15       $      10.36
============= ==============  ================== ================ ==================
        20.24             --               11.96            11.14              10.35
============= ==============  ================== ================ ==================
           --             --                  --               --                 --
============= ==============  ================== ================ ==================

-------------------------------------------------------------------------------------
 $358,898,057   $118,702,965        $751,217,083   $4,227,039,944       $478,366,962
           --          2,689                  --               --                 --
           --             --                  --               --                 --
           --             --                  --               --                 --

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES

JUNE 30, 2006 (UNAUDITED)


                                                                                                     MetLife
                                                                                                 Growth Strategy
                                                                                                    Portfolio
                                                                                                 ---------------
ASSETS
   Investments, at value (Note 2)*                                                                $4,229,806,141
   Repurchase Agreement                                                                                       --
   Cash                                                                                                       --
   Cash denominated in foreign currencies**                                                                   --
   Receivable for investments sold                                                                            --
   Receivable for Trust shares sold                                                                    3,126,481
   Dividends receivable                                                                                       --
   Interest receivable                                                                                        --
   Net variation margin on financial futures contracts (Note 7)                                               --
   Open swap contracts at fair value (Note 10)                                                                --
   Unrealized appreciation on forward currency contracts (Note 8)                                             --
   Receivable from investment adviser (Note 3)                                                                --
   Other assets                                                                                               --
                                                                                                 ---------------
      Total assets                                                                                 4,232,932,622
                                                                                                 ---------------
LIABILITIES
   Due to bank                                                                                                 2
   Payables for:
      Investments purchased                                                                            3,093,828
      When-issued/delayed delivery investments (Note 2)                                                       --
      Trust shares redeemed                                                                               32,653
      Securities sold short, at value*** (Note 2)                                                             --
      Net variation margin on financial futures contracts (Note 7)                                            --
      Open swap contracts at fair value (Note 10)                                                             --
      Unrealized depreciation on forward currency contracts (Note 8)                                          --
      Cash denominated in foreign currencies**                                                                --
      Outstanding written options****                                                                         --
      Distribution and services fees - Class B                                                           834,049
      Distribution and services fees - Class E                                                                --
      Collateral on securities on loan                                                                        --
      Interest payable swap position                                                                          --
      Investment advisory fee payable (Note 3)                                                           244,826
      Administration fee payable                                                                              47
      Custodian and accounting fees payable                                                               35,477
   Accrued expenses                                                                                       21,220
                                                                                                 ---------------
      Total liabilities                                                                                4,262,102
                                                                                                 ---------------
NET ASSETS                                                                                        $4,228,670,520
                                                                                                 ===============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                                                $3,918,823,872
   Accumulated net realized gain (loss)                                                               74,802,958
   Unrealized appreciation (depreciation) on investments, futures contracts, options contracts
    and foreign currency                                                                              30,404,336
   Undistributed (distributions in excess of) net investment income                                  204,639,354
                                                                                                 ---------------
      Total                                                                                       $4,228,670,520
                                                                                                 ===============
NET ASSETS
   Class A                                                                                        $    1,995,381
                                                                                                 ===============
   Class B                                                                                         4,226,675,139
                                                                                                 ===============
   Class E                                                                                                    --
                                                                                                 ===============
CAPITAL SHARES OUTSTANDING
   Class A                                                                                               170,650
                                                                                                 ===============
   Class B                                                                                           361,720,247
                                                                                                 ===============
   Class E                                                                                                    --
                                                                                                 ===============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                                                        $        11.69
                                                                                                 ===============
   Class B                                                                                                 11.68
                                                                                                 ===============
   Class E                                                                                                    --
                                                                                                 ===============

-----------------------------------------------------------------------------------------------------------------
*Investments at cost, excluding Repurchase Agreement                                              $4,199,401,805
**Cost of cash denominated in foreign currencies                                                              --
***Proceed of short sales                                                                                     --
****Cost of written options                                                                                   --

                                                                                                      MetLife
                                                                                                 Moderate Strategy
                                                                                                     Portfolio
                                                                                                 -----------------
ASSETS
   Investments, at value (Note 2)*                                                                 $ 1,427,803,458
   Repurchase Agreement                                                                                         --
   Cash                                                                                                         --
   Cash denominated in foreign currencies**                                                                     --
   Receivable for investments sold                                                                              --
   Receivable for Trust shares sold                                                                      2,522,851
   Dividends receivable                                                                                         --
   Interest receivable                                                                                          --
   Net variation margin on financial futures contracts (Note 7)                                                 --
   Open swap contracts at fair value (Note 10)                                                                  --
   Unrealized appreciation on forward currency contracts (Note 8)                                               --
   Receivable from investment adviser (Note 3)                                                                  --
   Other assets                                                                                                 --
                                                                                                 -----------------
      Total assets                                                                                   1,430,326,309
                                                                                                 -----------------
LIABILITIES
   Due to bank                                                                                                  --
   Payables for:
      Investments purchased                                                                              2,520,521
      When-issued/delayed delivery investments (Note 2)                                                         --
      Trust shares redeemed                                                                                  2,330
      Securities sold short, at value*** (Note 2)                                                               --
      Net variation margin on financial futures contracts (Note 7)                                              --
      Open swap contracts at fair value (Note 10)                                                               --
      Unrealized depreciation on forward currency contracts (Note 8)                                            --
      Cash denominated in foreign currencies**                                                                  --
      Outstanding written options****                                                                           --
      Distribution and services fees - Class B                                                             285,328
      Distribution and services fees - Class E                                                                  --
      Collateral on securities on loan                                                                          --
      Interest payable swap position                                                                            --
      Investment advisory fee payable (Note 3)                                                              90,254
      Administration fee payable                                                                                47
      Custodian and accounting fees payable                                                                 34,789
   Accrued expenses                                                                                         19,728
                                                                                                 -----------------
      Total liabilities                                                                                  2,952,997
                                                                                                 -----------------
NET ASSETS                                                                                         $ 1,427,373,312
                                                                                                 =================
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                                                 $ 1,364,601,027
   Accumulated net realized gain (loss)                                                                 18,417,163
   Unrealized appreciation (depreciation) on investments, futures contracts, options contracts
    and foreign currency                                                                               (17,199,058)
   Undistributed (distributions in excess of) net investment income                                     61,554,180
                                                                                                 -----------------
      Total                                                                                        $$1,427,373,312
                                                                                                 =================
NET ASSETS
   Class A                                                                                         $       324,400
                                                                                                 =================
   Class B                                                                                           1,427,048,912
                                                                                                 =================
   Class E                                                                                                      --
                                                                                                 =================
CAPITAL SHARES OUTSTANDING
   Class A                                                                                                  30,318
                                                                                                 =================
   Class B                                                                                             133,463,016
                                                                                                 =================
   Class E                                                                                                      --
                                                                                                 =================
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                                                         $         10.70
                                                                                                 =================
   Class B                                                                                                   10.69
                                                                                                 =================
   Class E                                                                                                      --
                                                                                                 =================

--------------------------------------------------------------------------------------------------------------------
*Investments at cost, excluding Repurchase Agreement                                               $ 1,445,002,516
**Cost of cash denominated in foreign currencies                                                                --
***Proceed of short sales                                                                                       --
****Cost of written options                                                                                     --

                                                                                                 MFS(R) Emerging
                                                                                                 Markets Equity
                                                                                                    Portfolio
                                                                                                 ---------------
ASSETS
   Investments, at value (Note 2)*                                                                  $274,220,591
   Repurchase Agreement                                                                                       --
   Cash                                                                                                      786
   Cash denominated in foreign currencies**                                                              246,493
   Receivable for investments sold                                                                     3,244,815
   Receivable for Trust shares sold                                                                      410,805
   Dividends receivable                                                                                  788,197
   Interest receivable                                                                                        --
   Net variation margin on financial futures contracts (Note 7)                                               --
   Open swap contracts at fair value (Note 10)                                                                --
   Unrealized appreciation on forward currency contracts (Note 8)                                             --
   Receivable from investment adviser (Note 3)                                                                --
   Other assets                                                                                               --
                                                                                                 ---------------
      Total assets                                                                                   278,911,687
                                                                                                 ---------------
LIABILITIES
   Due to bank                                                                                                --
   Payables for:
      Investments purchased                                                                            3,948,222
      When-issued/delayed delivery investments (Note 2)                                                       --
      Trust shares redeemed                                                                                    6
      Securities sold short, at value*** (Note 2)                                                             --
      Net variation margin on financial futures contracts (Note 7)                                            --
      Open swap contracts at fair value (Note 10)                                                             --
      Unrealized depreciation on forward currency contracts (Note 8)                                          --
      Cash denominated in foreign currencies**                                                                --
      Outstanding written options****                                                                         --
      Distribution and services fees - Class B                                                               402
      Distribution and services fees - Class E                                                                --
      Collateral on securities on loan                                                                24,554,790
      Interest payable swap position                                                                          --
      Investment advisory fee payable (Note 3)                                                           200,691
      Administration fee payable                                                                             213
      Custodian and accounting fees payable                                                               71,027
   Accrued expenses                                                                                       12,620
                                                                                                 ---------------
      Total liabilities                                                                               28,787,971
                                                                                                 ---------------
NET ASSETS                                                                                          $250,123,716
                                                                                                 ===============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                                                  $285,686,671
   Accumulated net realized gain (loss)                                                               (8,716,354)
   Unrealized appreciation (depreciation) on investments, futures contracts, options contracts
    and foreign currency                                                                             (27,955,375)
   Undistributed (distributions in excess of) net investment income                                    1,108,774
                                                                                                 ---------------
      Total                                                                                         $250,123,716
                                                                                                 ===============
NET ASSETS
   Class A                                                                                          $247,643,796
                                                                                                 ===============
   Class B                                                                                             2,479,920
                                                                                                 ===============
   Class E                                                                                                    --
                                                                                                 ===============
CAPITAL SHARES OUTSTANDING
   Class A                                                                                            28,336,438
                                                                                                 ===============
   Class B                                                                                               284,158
                                                                                                 ===============
   Class E                                                                                                    --
                                                                                                 ===============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                                                          $       8.74
                                                                                                 ===============
   Class B                                                                                                  8.73
                                                                                                 ===============
   Class E                                                                                                    --
                                                                                                 ===============

-----------------------------------------------------------------------------------------------------------------
*Investments at cost, excluding Repurchase Agreement                                                $302,158,657
**Cost of cash denominated in foreign currencies                                                         243,433
***Proceed of short sales                                                                                     --
****Cost of written options                                                                                   --

                       See notes to financial statements

MFS(R) Research               Neuberger Berman Oppenheimer Capital PIMCO Inflation
 International   MFS(R) Value   Real Estate       Appreciation     Protected Bond
   Portfolio      Portfolio      Portfolio          Portfolio         Portfolio
---------------  ------------ ---------------- ------------------- ---------------
 $1,240,073,214   $80,245,780   $1,075,095,372        $935,100,364  $2,267,578,224
             --            --       27,242,000          19,155,000      29,419,000
             --           756              724                  98              91
      2,490,403        41,404               --              47,665              --
     15,887,855       369,323        2,820,179           6,339,730      17,637,907
        893,811        30,923        1,512,037             682,302       1,019,783
      2,054,573       159,515        3,464,959             605,327              --
             --            --            2,573               1,809       3,999,626
             --            --               --                  --         392,908
             --            --               --                  --       6,301,572
            903            --               --                  --              --
             --            --               --                  --              --
             --            --               --                  --              --
---------------  ------------ ---------------- ------------------- ---------------
  1,261,400,759    80,847,701    1,110,137,844         961,932,295   2,326,349,111
---------------  ------------ ---------------- ------------------- ---------------
      2,348,753            --               --                  --              --
      5,758,159       394,723        1,563,687           5,181,578   1,134,424,551
             --            --               --                  --              --
        362,102       126,414          790,965              94,642         247,113
             --            --               --                  --      26,109,655
             --            --               --                  --              --
             --            --               --                  --              --
             --            --               --                  --       2,998,242
             --            --               --                  --       2,363,194
             --            --               --                  --         272,781
        104,142            --           86,890             104,008          76,612
          2,392            --            9,173                 238             175
    178,196,086            --      125,819,588          31,939,169              --
             --            --               --                  --              --
        617,654        44,858          493,777             437,560         469,026
             --         1,709               --                  --          17,952
      1,435,915        18,238          112,234             281,302         210,844
        167,686        83,545           49,870             117,104           1,979
---------------  ------------ ---------------- ------------------- ---------------
    188,992,889       669,487      128,926,184          38,155,601   1,167,192,124
---------------  ------------ ---------------- ------------------- ---------------
 $1,072,407,870   $80,178,214   $  981,211,660        $923,776,694  $1,159,156,987
===============  ============ ================ =================== ===============
 $  829,509,208   $67,084,548   $  818,926,578        $808,100,809  $1,213,132,130
    148,666,427     2,903,976       51,816,514          60,653,525     (67,017,564)

     95,521,013     9,624,962       98,171,542          53,752,320       8,873,680
     (1,288,778)      564,728       12,297,026           1,270,040       4,168,741
---------------  ------------ ---------------- ------------------- ---------------
 $1,072,407,870   $80,178,214   $  981,211,660        $923,776,694  $1,159,156,987
===============  ============ ================ =================== ===============
 $  525,199,024   $80,178,214   $  461,503,906        $407,213,025  $  784,511,026
===============  ============ ================ =================== ===============
    527,252,627            --      443,122,353         514,483,930     372,945,129
===============  ============ ================ =================== ===============
     19,956,219            --       76,585,401           2,079,739       1,700,832
===============  ============ ================ =================== ===============
     40,254,304     6,102,151       30,227,399          47,464,773      78,826,132
===============  ============ ================ =================== ===============
     40,607,945            --       29,093,448          60,346,641      37,486,921
===============  ============ ================ =================== ===============
      1,534,088            --        5,024,148             242,633         170,993
===============  ============ ================ =================== ===============
 $        13.05   $     13.14   $        15.27        $       8.58  $         9.95
===============  ============ ================ =================== ===============
          12.98            --            15.23                8.53            9.95
===============  ============ ================ =================== ===============
          13.01            --            15.24                8.57            9.95
===============  ============ ================ =================== ===============

-----------------------------------------------------------------------------------
 $1,144,640,986   $70,622,894   $  976,923,830        $881,364,206  $2,256,497,795
      2,446,516        41,404               --              46,890              --
             --            --               --                  --      26,741,410
             --            --               --                  --         518,580

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES

JUNE 30, 2006 (UNAUDITED)

                                                                                                   PIMCO Total
                                                                                                     Return      Pioneer Fund
                                                                                                    Portfolio     Portfolio
                                                                                                 --------------  ------------
ASSETS
   Investments, at value (Note 2)*                                                               $2,850,690,802  $ 37,020,935
   Repurchase Agreement                                                                              48,634,000       791,000
   Cash                                                                                                  18,146           801
   Cash denominated in foreign currencies**                                                          16,762,788            --
   Receivable for investments sold                                                                  319,726,482        20,987
   Receivable for Trust shares sold                                                                   2,020,225        13,821
   Dividends receivable                                                                                  11,250        44,778
   Interest receivable                                                                               12,167,207            33
   Net variation margin on financial futures contracts (Note 7)                                       2,312,860            --
   Open swap contracts at fair value (Note 10)                                                               --            --
   Unrealized appreciation on forward currency contracts (Note 8)                                            --            --
   Receivable from investment adviser (Note 3)                                                               --           700
   Other assets                                                                                              --            --
                                                                                                 --------------  ------------
      Total assets                                                                                3,252,343,760    37,893,055
                                                                                                 --------------  ------------
LIABILITIES
   Due to bank                                                                                               --            --
   Payables for:
      Investments purchased                                                                         563,001,800        90,710
      When-issued/delayed delivery investments (Note 2)                                                      --            --
      Trust shares redeemed                                                                           1,780,025        90,069
      Securities sold short, at value*** (Note 2)                                                   195,380,969            --
      Net variation margin on financial futures contracts (Note 7)                                           --            --
      Open swap contracts at fair value (Note 10)                                                     8,990,117            --
      Unrealized depreciation on forward currency contracts (Note 8)                                  4,274,344            --
      Cash denominated in foreign currencies**                                                               --            --
      Outstanding written options****                                                                   706,091            --
      Distribution and services fees - Class B                                                          241,645            --
      Distribution and services fees - Class E                                                           16,981            --
      Collateral on securities on loan                                                                       --            --
      Interest payable swap position                                                                  2,674,810            --
      Investment advisory fee payable (Note 3)                                                        1,008,345        23,056
      Administration fee payable                                                                             --            --
      Custodian and accounting fees payable                                                             701,308         8,390
   Accrued expenses                                                                                     151,945        81,742
                                                                                                 --------------  ------------
      Total liabilities                                                                             778,928,380       293,967
                                                                                                 --------------  ------------
NET ASSETS                                                                                       $2,473,415,380  $ 37,599,088
                                                                                                 ==============  ============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                                               $2,503,123,297  $ 40,243,419
   Accumulated net realized gain (loss)                                                             (61,816,168)  (12,360,107)
   Unrealized appreciation (depreciation) on investments, futures contracts, options contracts
    and foreign currency                                                                            (28,045,878)    9,483,863
   Undistributed (distributions in excess of) net investment income                                  60,154,129       231,913
                                                                                                 --------------  ------------
      Total                                                                                      $2,473,415,380  $ 37,599,088
                                                                                                 ==============  ============
NET ASSETS
   Class A                                                                                       $1,158,916,339  $ 37,599,088
                                                                                                 ==============  ============
   Class B                                                                                        1,177,999,005            --
                                                                                                 ==============  ============
   Class E                                                                                          136,500,036            --
                                                                                                 ==============  ============
CAPITAL SHARES OUTSTANDING
   Class A                                                                                          103,232,383     2,853,565
                                                                                                 ==============  ============
   Class B                                                                                          105,809,287            --
                                                                                                 ==============  ============
   Class E                                                                                           12,227,739            --
                                                                                                 ==============  ============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                                                       $        11.23  $      13.18
                                                                                                 ==============  ============
   Class B                                                                                                11.13            --
                                                                                                 ==============  ============
   Class E                                                                                                11.16            --
                                                                                                 ==============  ============

-------------------------------------------------------------------------------------------------------------------------------
*Investments at cost, excluding Repurchase Agreement                                             $2,875,327,796  $ 27,537,072
**Cost of cash denominated in foreign currencies                                                     16,521,746            --
***Proceed of short sales                                                                           199,107,629            --
****Cost of written options                                                                           2,651,714            --

                                                                                                    Pioneer
                                                                                                 Mid-Cap Value
                                                                                                   Portfolio
                                                                                                 -------------
ASSETS
   Investments, at value (Note 2)*                                                                $ 10,380,637
   Repurchase Agreement                                                                                583,000
   Cash                                                                                                    686
   Cash denominated in foreign currencies**                                                                 --
   Receivable for investments sold                                                                     163,969
   Receivable for Trust shares sold                                                                         --
   Dividends receivable                                                                                 11,311
   Interest receivable                                                                                      24
   Net variation margin on financial futures contracts (Note 7)                                             --
   Open swap contracts at fair value (Note 10)                                                              --
   Unrealized appreciation on forward currency contracts (Note 8)                                           --
   Receivable from investment adviser (Note 3)                                                          15,371
   Other assets                                                                                             --
                                                                                                 -------------
      Total assets                                                                                  11,154,998
                                                                                                 -------------
LIABILITIES
   Due to bank                                                                                              --
   Payables for:
      Investments purchased                                                                            193,880
      When-issued/delayed delivery investments (Note 2)                                                     --
      Trust shares redeemed                                                                              7,397
      Securities sold short, at value*** (Note 2)                                                           --
      Net variation margin on financial futures contracts (Note 7)                                          --
      Open swap contracts at fair value (Note 10)                                                           --
      Unrealized depreciation on forward currency contracts (Note 8)                                        --
      Cash denominated in foreign currencies**                                                              --
      Outstanding written options****                                                                       --
      Distribution and services fees - Class B                                                              --
      Distribution and services fees - Class E                                                              --
      Collateral on securities on loan                                                                      --
      Interest payable swap position                                                                        --
      Investment advisory fee payable (Note 3)                                                           6,447
      Administration fee payable                                                                            --
      Custodian and accounting fees payable                                                             27,889
   Accrued expenses                                                                                     63,698
                                                                                                 -------------
      Total liabilities                                                                                299,311
                                                                                                 -------------
NET ASSETS                                                                                        $ 10,855,687
                                                                                                 =============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                                                $ 10,576,024
   Accumulated net realized gain (loss)                                                                205,565
   Unrealized appreciation (depreciation) on investments, futures contracts, options contracts
    and foreign currency                                                                                49,579
   Undistributed (distributions in excess of) net investment income                                     24,519
                                                                                                 -------------
      Total                                                                                       $ 10,855,687
                                                                                                 =============
NET ASSETS
   Class A                                                                                        $ 10,855,687
                                                                                                 =============
   Class B                                                                                                  --
                                                                                                 =============
   Class E                                                                                                  --
                                                                                                 =============
CAPITAL SHARES OUTSTANDING
   Class A                                                                                             992,008
                                                                                                 =============
   Class B                                                                                                  --
                                                                                                 =============
   Class E                                                                                                  --
                                                                                                 =============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                                                        $      10.94
                                                                                                 =============
   Class B                                                                                                  --
                                                                                                 =============
   Class E                                                                                                  --
                                                                                                 =============

--------------------------------------------------------------------------------------------------------------
*Investments at cost, excluding Repurchase Agreement                                              $$10,331,058
**Cost of cash denominated in foreign currencies                                                            --
***Proceed of short sales                                                                                   --
****Cost of written options                                                                                 --

                       See notes to financial statements

     Met/Putnam         RCM Global    Third Avenue   T. Rowe Price      Turner       Van Kampen
Capital Opportunities   Technology   Small Cap Value Mid-Cap Growth Mid-Cap Growth    Comstock
      Portfolio         Portfolio       Portfolio      Portfolio      Portfolio      Portfolio
---------------------  ------------  --------------- -------------- -------------- --------------
         $ 54,836,959  $254,875,674   $1,276,889,918 $1,021,911,149   $302,425,766 $1,099,314,773
              197,000    28,372,000      201,522,000             --     14,934,000        150,000
                  356            --              342             --            539            844
                   --        49,313               --             --             --             --
                   --    28,629,920        2,718,860      3,395,253      7,563,616      8,836,785
                5,695       824,956          796,661        815,389        343,779      1,217,163
               42,475        27,117        1,355,987        308,784         88,462      1,579,195
                   28         2,680           19,033        153,958          1,410              6
                   --            --               --             --             --             --
                   --            --               --             --             --             --
                   --            --               --             --             --             --
                   --            --               --             --             --             --
                   --            --               --             --             --             --
---------------------  ------------  --------------- -------------- -------------- --------------
           55,082,513   312,781,660    1,483,302,801  1,026,584,533    325,357,572  1,111,098,766
---------------------  ------------  --------------- -------------- -------------- --------------
                   --       319,406               --             --             --             --
                   --    37,426,798        1,704,178      8,951,463      9,853,047      1,779,592
                   --            --               --             --             --             --
                5,027        28,751          111,449        186,953            437         64,696
                   --       912,324               --             --             --             --
                   --            --               --             --             --             --
                   --            --               --             --             --             --
                   --            --               --             --             --             --
                   --            --               --             --             --             --
                   --       353,380               --             --             --             --
                1,382        17,420           99,962         91,204         13,443         21,150
                   --         2,082               --          3,339             --             --
           11,233,578    31,522,763      270,013,596    207,871,825     35,876,316     33,531,324
                   --            --               --             --             --             --
               29,831       177,171          712,102        478,901        175,114        531,640
               17,953            --               --         25,433             --          1,381
               84,648       113,777          168,783        181,175        104,625        215,652
                  391        72,972           63,647         40,832         13,440          5,430
---------------------  ------------  --------------- -------------- -------------- --------------
           11,372,810    70,946,844      272,873,717    217,831,125     46,036,422     36,150,865
---------------------  ------------  --------------- -------------- -------------- --------------
         $ 43,709,703  $241,834,816   $1,210,429,084 $  808,753,408   $279,321,150 $1,074,947,901
=====================  ============  =============== ============== ============== ==============
         $ 40,925,880  $233,394,937   $  965,509,892 $  655,945,276   $238,602,846 $1,019,845,187
           (1,519,917)   (3,936,548)      35,476,417     31,833,930     14,983,870      9,992,506

            4,305,840    13,647,407      204,760,362    118,702,848     25,534,505     33,972,465
               (2,100)   (1,270,980)       4,682,413      2,271,354        199,929     11,137,743
---------------------  ------------  --------------- -------------- -------------- --------------
         $$43,709,703  $241,834,816   $1,210,429,084 $  808,753,408   $279,321,150 $1,074,947,901
=====================  ============  =============== ============== ============== ==============
         $ 36,540,942  $140,390,894   $  711,531,541 $  329,293,253   $211,384,556 $  966,647,781
=====================  ============  =============== ============== ============== ==============
            7,168,761    84,567,470      498,897,543    451,939,834     67,936,594    108,300,120
=====================  ============  =============== ============== ============== ==============
                   --    16,876,452               --     27,520,321             --             --
=====================  ============  =============== ============== ============== ==============
            2,584,993    29,185,632       43,607,070     39,628,479     16,923,877     90,674,899
=====================  ============  =============== ============== ============== ==============
              513,055    17,794,328       30,657,655     55,222,232      5,463,749     10,179,088
=====================  ============  =============== ============== ============== ==============
                   --     3,535,871               --      3,342,600             --             --
=====================  ============  =============== ============== ============== ==============
         $      14.14  $       4.81   $        16.32 $         8.31   $      12.49 $        10.66
=====================  ============  =============== ============== ============== ==============
                13.97          4.75            16.27           8.18          12.43          10.64
=====================  ============  =============== ============== ============== ==============
                   --          4.77               --           8.23             --             --
=====================  ============  =============== ============== ============== ==============

-------------------------------------------------------------------------------------------------
         $ 50,531,119  $241,208,728   $1,072,133,149 $  903,208,232   $276,891,261 $1,065,342,308
                   --        48,555               --             --             --             --
                   --       959,620               --             --             --             --
                   --       287,906               --             --             --             --

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2006 (UNAUDITED)

                                                             Met/AIM         Batterymarch     Batterymarch
                                                         Small Cap Growth  Growth and Income  Mid-Cap Stock
                                                            Portfolio         Portfolio*        Portfolio
                                                         ----------------  -----------------  -------------
INVESTMENT INCOME:
   Dividends (1)                                              $   550,190       $  1,714,407    $ 1,091,807
   Interest (2)                                                   426,604             16,779         41,093
                                                         ----------------  -----------------  -------------
      Total investment income                                     976,794          1,731,186      1,132,900
                                                         ----------------  -----------------  -------------
EXPENSES:
   Investment advisory fee (Note 3)                             2,529,291            511,599        717,601
   Deferred expense reimbursement (Note 3)                             --                 --             --
   Administration fees                                             27,233              5,590         44,975
   Custody and accounting fees                                     86,287             30,918         18,358
   Distribution fee - Class B                                     387,690                 --             --
   Distribution fee - Class E                                      10,704                 --             --
   Transfer agent fees                                             20,642              4,178          3,016
   Audit                                                           12,514              6,326         17,519
   Legal                                                            6,239              4,178         17,414
   Trustee fees and expenses                                        8,342              3,409         19,313
   Shareholder reporting                                           30,416              3,859          7,230
   Insurance                                                        6,571              1,245         28,084
   Organizational expense                                              --                498             --
   Other                                                            6,202                374          2,333
                                                         ----------------  -----------------  -------------
      Total expenses                                            3,132,131            572,174        875,843
      Less fees waived and expenses reimbursed by
         the adviser                                                   --            (61,824)        (1,833)
      Less broker commission recapture                            (61,730)                --             --
                                                         ----------------  -----------------  -------------
   Net expenses                                                 3,070,401            510,350        874,010
                                                         ----------------  -----------------  -------------
   Net investment income                                       (2,093,607)         1,220,836        258,890
                                                         ----------------  -----------------  -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, FUTURES CONTRACTS, OPTIONS
CONTRACTS, SWAP CONTRACTS AND FOREIGN CURRENCY
RELATED TRANSACTIONS
   Net realized gain (loss) on:
      Investments                                              41,644,795         (2,501,499)    17,979,873
      Futures contracts                                                --                 --        126,899
      Options contracts                                                --                 --             --
      Swap contracts                                                   --                 --             --
      Foreign currency related transactions                            20                 --             --
                                                         ----------------  -----------------  -------------
         Net realized gain (loss) on investments,
           futures contracts, options contracts,
           swap contracts and foreign currency
           related transactions                                41,644,815         (2,501,499)    18,106,772
                                                         ----------------  -----------------  -------------
   Unrealized appreciation (depreciation) on:
      Investment                                               (4,428,909)       (12,255,203)    (9,238,793)
      Futures contracts                                                --                 --             --
      Options contracts                                                --                 --             --
      Swap contracts                                                   --                 --             --
      Foreign currency related transactions                            --                 --             --
                                                         ----------------  -----------------  -------------
   Net change in unrealized appreciation
      (depreciation) on investments, futures
      contracts, options contracts, swap
      contracts and foreign currency                           (4,428,909)       (12,255,203)    (9,238,793)
                                                         ----------------  -----------------  -------------
   Net realized and unrealized gain (loss) on
      investments, futures contracts, options
      contracts, swap contracts and foreign
      currency related transactions                            37,215,906        (14,756,702)     8,867,979
                                                         ----------------  -----------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM OPERATIONS                                               $35,122,299       $(13,535,866)   $ 9,126,869
                                                         ================  =================  =============

------------------------------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:            $       411       $      3,740    $        --
(2)Interest income includes security lending
   income of:                                                     100,961                  3             28
* For the period 5/1/2006 (Commencement of
  Operations) through 6/30/2006.

                       See notes to financial statements

    Dreman         Federated    Cyclical      Cyclical
Small-Cap Value    High Yield  Growth ETF Growth and Income
   Portfolio       Portfolio   Portfolio    ETF Portfolio
---------------   -----------  ---------- -----------------
      $ 165,290   $     4,893  $1,193,250        $1,429,794
         24,495     3,296,512     142,241           121,711
---------------   -----------  ---------- -----------------
        189,785     3,301,405   1,335,491         1,551,505
---------------   -----------  ---------- -----------------
         63,693       254,942     390,969           347,149
             --            --          --                --
          2,325        17,578      10,221             9,582
         56,185        16,067      19,513            22,499
             --            --     217,142           192,822
             --            --          32                21
          3,017         3,016       3,467             4,102
         19,723        17,538      13,362            13,356
         15,241        16,478      10,876            10,876
         17,032        16,727       8,181             8,181
          6,275         4,632          --                --
          1,002        10,937         421               312
             --            --          --                --
          1,320         1,240       1,679             1,514
---------------   -----------  ---------- -----------------
        185,813       359,155     675,863           610,414
       (100,889)       (6,722)         --                --
             --            --          --                --
---------------   -----------  ---------- -----------------
         84,924       352,433     675,863           610,414
---------------   -----------  ---------- -----------------
        104,861     2,948,972     659,628           941,091
---------------   -----------  ---------- -----------------

        549,830       333,125     503,046           290,799
             --            --          --                --
             --            --          --                --
             --            --          --                --
              2            --          --                --
---------------   -----------  ---------- -----------------

        549,832       333,125     503,046           290,799
---------------   -----------  ---------- -----------------
        (881,986)  (1,030,381)  1,992,194           117,641
             --            --          --                --
             --            --          --                --
             --            --          --                --
             --            --          --                --
---------------   -----------  ---------- -----------------
       (881,986)   (1,030,381)  1,992,194           117,641
---------------   -----------  ---------- -----------------

       (332,154)     (697,256)  2,495,240           408,440
---------------   -----------  ---------- -----------------
      $(227,293)  $ 2,251,716  $3,154,868        $1,349,531
===============   ===========  ========== =================

-----------------------------------------------------------
      $     182   $        --  $       --        $       --
             --            --      41,865            38,060

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2006 (UNAUDITED)

                                                         Goldman Sachs  Harris Oakmark        Janus
                                                         Mid-Cap Value  International   Aggressive Growth
                                                           Portfolio      Portfolio         Portfolio
                                                         -------------  --------------  -----------------
INVESTMENT INCOME:
   Dividends (1)                                          $  3,457,195    $ 25,378,724       $  3,623,695
   Interest (2)                                                311,041       1,386,274          1,348,623
                                                         -------------  --------------  -----------------
      Total investment income                                3,768,236      26,764,998          4,972,318
                                                         -------------  --------------  -----------------
EXPENSES:
   Investment advisory fee (Note 3)                          1,557,199       6,015,074          2,682,353
   Deferred expense reimbursement (Note 3)                         876              --                 --
   Administration fees                                          20,360          59,110             35,247
   Custody and accounting fees                                  89,230       1,112,977            279,018
   Distribution fee - Class B                                  189,378         801,018            346,192
   Distribution fee - Class E                                       --         111,668              5,143
   Transfer agent fees                                          10,613          22,657             17,929
   Audit                                                        13,581          13,658             12,648
   Legal                                                         4,342           6,450              8,682
   Trustee fees and expenses                                     6,350           8,342              8,342
   Shareholder reporting                                         5,952         118,060             47,972
   Insurance                                                     4,615          14,605              9,387
   Organizational expense                                           --              --                 --
   Other                                                        11,789           6,939              6,615
                                                         -------------  --------------  -----------------
      Total expenses                                         1,914,285       8,290,558          3,459,528
      Less fees waived and expenses reimbursed by
         the adviser                                                --              --                 --
      Less broker commission recapture                         (41,255)        (58,813)           (91,871)
                                                         -------------  --------------  -----------------
   Net expenses                                              1,873,030       8,231,745          3,367,657
                                                         -------------  --------------  -----------------
   Net investment income                                     1,895,206      18,533,253          1,604,661
                                                         -------------  --------------  -----------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, FUTURES CONTRACTS, OPTIONS
CONTRACTS, SWAP CONTRACTS AND FOREIGN CURRENCY
RELATED TRANSACTIONS
   Net realized gain (loss) on:
      Investments                                           33,431,548     183,340,258         35,896,744
      Futures contracts                                        462,688        (533,429)           (17,760)
      Options contracts                                             --              --                 --
      Swap contracts                                                --              --                 --
      Foreign currency related transactions                         --         864,602              3,328
                                                         -------------  --------------  -----------------
         Net realized gain (loss) on investments,
           futures contracts, options contracts,
           swap contracts and foreign currency
           related transactions                             33,894,236     183,671,431         35,882,312
                                                         -------------  --------------  -----------------
   Unrealized appreciation (depreciation) on:
      Investment                                           (12,692,931)    (36,714,431)       (51,415,544)
      Futures contracts                                             --              --                 --
      Options contracts                                             --              --                 --
      Swap contracts                                                --              --                 --
      Foreign currency related transactions                         --        (486,467)             9,171
                                                         -------------  --------------  -----------------
   Net change in unrealized appreciation
      (depreciation) on investments, futures
      contracts, options contracts, swap
      contracts and foreign currency                       (12,692,931)    (37,200,898)       (51,406,373)
                                                         -------------  --------------  -----------------
   Net realized and unrealized gain (loss) on
      investments, futures contracts, options
      contracts, swap contracts and foreign
      currency related transactions                         21,201,305     146,470,533        (15,524,061)
                                                         -------------  --------------  -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM OPERATIONS                                           $ 23,096,511    $165,003,786       $(13,919,400)
                                                         =============  ==============  =================

----------------------------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:        $         --    $  2,415,446       $    187,462
(2)Interest income includes security lending
   income of:                                                    7,575         549,747             57,843

                       See notes to financial statements

Janus Capital    Lazard     Legg Mason Partners   Legg Mason
Appreciation     Mid-Cap      Managed Assets     Value Equity
  Portfolio     Portfolio        Portfolio        Portfolio
-------------  -----------  -------------------  ------------
$   3,421,154  $ 2,545,305          $ 1,514,971  $  1,421,285
    1,791,396      366,367            2,260,684       447,443
-------------  -----------  -------------------  ------------
    5,212,550    2,911,672            3,775,655     1,868,728
-------------  -----------  -------------------  ------------
    3,484,706    1,279,769              680,698       875,867
           --           --                   --            --
      232,345       20,453               58,517        11,550
      139,375       92,329               46,557        44,135
           --      250,183                   --        48,467
           --       23,983                   --         5,656
        3,016       19,998                3,038         7,042
       10,308       12,514               12,241        31,814
       14,446        8,761               18,775         9,086
       13,926        8,342               18,954         7,159
       23,613       16,195               11,375            --
      140,956        4,108               39,937         1,733
           --           --                   --            --
        7,298       10,723                1,346        27,079
-------------  -----------  -------------------  ------------
    4,069,989    1,747,358              891,438     1,069,588
           --           --                   --       (54,020)
           --      (62,824)                  --       (23,702)
-------------  -----------  -------------------  ------------
    4,069,989    1,684,534              891,438       991,866
-------------  -----------  -------------------  ------------
    1,142,561    1,227,138            2,884,217       876,862
-------------  -----------  -------------------  ------------

  169,861,500    6,807,660           10,705,280    16,619,713
           --      487,700                   --     4,177,257
           --           --                   --            --
           --           --                   --            --
      220,945           (1)                 (66)       (9,400)
-------------  -----------  -------------------  ------------
  170,082,445    7,295,359           10,705,214    20,787,570
-------------  -----------  -------------------  ------------
 (258,048,413)  (1,271,371)          (9,342,954)  (45,244,604)
           --           --                   --            --
           --           --                   --            --
           --           --                   --            --
       14,395           --                   37        (2,056)
-------------  -----------  -------------------  ------------
 (258,034,018)  (1,271,371)          (9,342,917)  (45,246,660)
-------------  -----------  -------------------  ------------
  (87,951,573)   6,023,988            1,362,297   (24,459,090)
-------------  -----------  -------------------  ------------
$ (86,809,012) $ 7,251,126          $ 4,246,514  $(23,582,228)
=============  ===========  ===================  ============

--------------------------------------------------------------
$     175,102  $        --          $     3,075  $         --
       42,839       19,622               13,459            --

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2006 (UNAUDITED)

                                                         Loomis Sayles     Lord Abbett     Lord Abbett
                                                         Global Markets  America's Value  Bond Debenture
                                                           Portfolio*       Portfolio       Portfolio
                                                         --------------  ---------------  --------------
INVESTMENT INCOME:
   Dividends (1)                                           $    613,334       $  878,274    $  1,899,955
   Interest (2)                                               1,231,809          626,872      51,507,179
                                                         --------------  ---------------  --------------
      Total investment income                                 1,845,143        1,505,146      53,407,134
                                                         --------------  ---------------  --------------
EXPENSES:
   Investment advisory fee (Note 3)                             419,481          253,337       4,163,588
   Deferred expense reimbursement (Note 3)                           --               --              --
   Administration fees                                            4,502            6,056          63,542
   Custody and accounting fees                                   71,027           50,422         191,641
   Distribution fee - Class B                                       580           97,437         893,185
   Distribution fee - Class E                                        --               --          26,320
   Transfer agent fees                                            4,178            3,832          21,654
   Audit                                                          6,326           13,053          14,589
   Legal                                                          4,178            8,682           7,766
   Trustee fees and expenses                                      3,409            8,373           8,342
   Shareholder reporting                                          2,863            1,220          87,438
   Insurance                                                      1,245              776          20,366
   Organizational expense                                           498               --              --
   Other                                                            370            6,120           7,604
                                                         --------------  ---------------  --------------
      Total expenses                                            518,657          449,308       5,506,035
      Less fees waived and expenses reimbursed by
         the adviser                                                 --          (18,534)             --
      Less broker commission recapture                               --           (2,050)             --
                                                         --------------  ---------------  --------------
   Net expenses                                                 518,657          428,724       5,506,035
                                                         --------------  ---------------  --------------
   Net investment income                                      1,326,486        1,076,422      47,901,099
                                                         --------------  ---------------  --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, FUTURES CONTRACTS, OPTIONS
CONTRACTS, SWAP CONTRACTS AND FOREIGN CURRENCY
RELATED TRANSACTIONS
   Net realized gain (loss) on:
      Investments                                           (12,301,290)         227,162       6,999,302
      Futures contracts                                       1,012,578               --              --
      Options contracts                                              --               --              --
      Swap contracts                                                 --               --              --
      Foreign currency related transactions                     (12,331)          (5,120)             --
                                                         --------------  ---------------  --------------
         Net realized gain (loss) on investments,
           futures contracts, options contracts,
           swap contracts and foreign currency
           related transactions                             (11,301,043)         222,042       6,999,302
                                                         --------------  ---------------  --------------
   Unrealized appreciation (depreciation) on:
      Investment                                            (18,372,318)         956,812     (19,498,772)
      Futures contracts                                              --               --              --
      Options contracts                                              --               --              --
      Swap contracts                                                 --               --              --
      Foreign currency related transactions                      24,581               --              --
                                                         --------------  ---------------  --------------
   Net change in unrealized appreciation
      (depreciation) on investments, futures
      contracts, options contracts, swap
      contracts and foreign currency                        (18,347,737)         956,812     (19,498,772)
                                                         --------------  ---------------  --------------
   Net realized and unrealized gain (loss) on
      investments, futures contracts, options
      contracts, swap contracts and foreign
      currency related transactions                         (29,648,780)       1,178,854     (12,499,470)
                                                         --------------  ---------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM OPERATIONS                                            $(28,322,294)      $2,255,276    $ 35,401,629
                                                         ==============  ===============  ==============

---------------------------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:         $     10,135       $       --    $         --
(2)Interest income includes security lending
   income of:                                                       379               --         614,616
* For the period 5/1/2006 (Commencement of
  Operations) through 6/30/2006.

                       See notes to financial statements

   Lord Abbett         Lord Abbett        Lord Abbett      Mercury
Growth and Income  Growth Opportunities  Mid-Cap Value  Large-Cap Core
    Portfolio           Portfolio          Portfolio      Portfolio
-----------------  --------------------  -------------  --------------
     $ 32,303,811           $   170,252    $ 2,515,514     $   894,437
        1,974,171                72,938        223,072          50,959
-----------------  --------------------  -------------  --------------
       34,277,982               243,190      2,738,586         945,396
-----------------  --------------------  -------------  --------------
        8,206,656               237,152      1,175,956         512,207
               --                    --             --              --
          115,236                 8,202         17,482          28,747
          291,596                66,085         73,554           9,894
        1,585,097                58,152        299,958              --
               --                    --             --              --
           12,463                10,138          9,483           3,038
           12,684                12,528         12,637          17,570
            6,461                 8,682          8,681          16,027
            8,340                 8,339          8,342          16,727
          129,268                 4,698         20,020           9,164
           40,715                   836          4,439          17,055
               --                    --             --              --
            9,850                 6,119          6,194           1,334
-----------------  --------------------  -------------  --------------
       10,418,366               420,931      1,636,746         631,763
               --               (50,909)            --         (10,662)
         (143,312)               (6,962)       (17,685)             --
-----------------  --------------------  -------------  --------------
       10,275,054               363,060      1,619,061         621,101
-----------------  --------------------  -------------  --------------
       24,002,928              (119,870)     1,119,525         324,295
-----------------  --------------------  -------------  --------------
       81,837,419             4,129,388      8,720,799       6,447,709
         (201,879)                   --             --              --
               --                    --             --              --
               --                    --             --              --
               --                    --             --              --
-----------------  --------------------  -------------  --------------
       81,635,540             4,129,388      8,720,799       6,447,709
-----------------  --------------------  -------------  --------------
       64,233,104            (2,564,937)    (7,479,156)     (3,097,981)
               --                    --             --              --
               --                    --             --              --
               --                    --             --              --
               --                    --             --              --
-----------------  --------------------  -------------  --------------

       64,233,104            (2,564,937)    (7,479,156)     (3,097,981)
-----------------  --------------------  -------------  --------------

      145,868,644             1,564,451      1,241,643       3,349,728
-----------------  --------------------  -------------  --------------
     $169,871,572           $ 1,444,581    $$2,361,168     $ 3,674,023
=================  ====================  =============  ==============

-----------------------------------------------------------------------
     $    304,253           $       183    $     4,565     $        --
          119,964                 6,135         18,632              15

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2006 (UNAUDITED)

                                                               MetLife             MetLife            MetLife
                                                         Aggressive Strategy  Balanced Strategy  Defensive Strategy
                                                              Portfolio           Portfolio          Portfolio
                                                         -------------------  -----------------  ------------------
INVESTMENT INCOME:
   Dividends (1)                                                $ 40,884,296      $ 205,458,752        $ 18,719,511
   Interest (2)                                                           --                 --                  --
                                                         -------------------  -----------------  ------------------
      Total investment income                                     40,884,296        205,458,752          18,719,511
                                                         -------------------  -----------------  ------------------
EXPENSES:
   Investment advisory fee (Note 3)                                  334,953          1,766,013             196,196
   Deferred expense reimbursement (Note 3)                                --                 --                  --
   Administration fees                                                14,876             14,876              14,876
   Custody and accounting fees                                        24,556             24,556              24,556
   Distribution fee - Class B                                        909,730          4,857,113             490,476
   Distribution fee - Class E                                             --                 --                  --
   Transfer agent fees                                                 6,444             11,272              12,824
   Audit                                                               8,212              8,212               8,212
   Legal                                                               9,405              9,405               6,382
   Trustee fees and expenses                                           7,963              7,963               7,963
   Shareholder reporting                                                  --                 --                  --
   Insurance                                                           1,733             11,098                 535
   Organizational expense                                                 --                 --                  --
   Other                                                               6,122              6,279               6,230
                                                         -------------------  -----------------  ------------------
      Total expenses                                               1,323,994          6,716,787             768,250
      Less fees waived and expenses reimbursed by
         the adviser                                                 (50,307)          (166,290)            (81,577)
      Less broker commission recapture                                    --                 --                  --
                                                         -------------------  -----------------  ------------------
   Net expenses                                                    1,273,687          6,550,497             686,673
                                                         -------------------  -----------------  ------------------
   Net investment income                                          39,610,609        198,908,255          18,032,838
                                                         -------------------  -----------------  ------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, FUTURES CONTRACTS, OPTIONS
CONTRACTS, SWAP CONTRACTS AND FOREIGN CURRENCY
RELATED TRANSACTIONS
   Net realized gain (loss) on:
      Investments                                                 18,271,855         66,396,789           4,835,582
      Futures contracts                                                   --                 --                  --
      Options contracts                                                   --                 --                  --
      Swap contracts                                                      --                 --                  --
      Foreign currency related transactions                               --                 --                  --
                                                         -------------------  -----------------  ------------------
         Net realized gain (loss) on investments,
           futures contracts, options contracts,
           swap contracts and foreign currency
           related transactions                                   18,271,855         66,396,789           4,835,582
                                                         -------------------  -----------------  ------------------
   Unrealized appreciation (depreciation) on:
      Investment                                                 (38,612,967)      (172,721,549)        (17,298,313)
      Futures contracts                                                   --                 --                  --
      Options contracts                                                   --                 --                  --
      Swap contracts                                                      --                 --                  --
      Foreign currency related transactions                               --                 --                  --
                                                         -------------------  -----------------  ------------------
   Net change in unrealized appreciation
      (depreciation) on investments, futures
      contracts, options contracts, swap
      contracts and foreign currency                             (38,612,967)      (172,721,549)        (17,298,313)
                                                         -------------------  -----------------  ------------------
   Net realized and unrealized gain (loss) on
      investments, futures contracts, options
      contracts, swap contracts and foreign
      currency related transactions                              (20,341,112)      (106,324,760)        (12,462,731)
                                                         -------------------  -----------------  ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM OPERATIONS                                                 $ 19,269,497      $  92,583,495        $  5,570,107
                                                         ===================  =================  ==================

--------------------------------------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:              $         --      $          --        $         --
(2)Interest income includes security lending
   income of:                                                             --                 --                  --
* For the period 5/1/2006 (Commencement of
  Operations) through 6/30/2006.

                       See notes to financial statements

    MetLife           MetLife       MFS(R) Emerging  MFS(R) Research
Growth Strategy  Moderate Strategy  Markets Equity    International
   Portfolio         Portfolio        Portfolio*        Portfolio
---------------  -----------------  ---------------  ---------------
  $ 210,883,371       $ 63,762,197     $  1,392,971     $ 18,047,856
             --                 --          198,628          804,139
---------------  -----------------  ---------------  ---------------
    210,883,371         63,762,197        1,591,599       18,851,995
---------------  -----------------  ---------------  ---------------
      1,615,401            522,718          389,642        4,134,940
             --                 --               --               --
         14,876             14,876            3,168           46,539
         24,556             24,556           71,027        1,098,092
      4,634,063          1,600,257              593          624,682
             --                 --               --           12,945
         11,944             11,377            4,178           19,190
          8,212              8,212            6,326           13,303
          9,405              9,389            4,178            8,682
          7,963              7,862            3,409            8,339
             --                 --            2,490           99,681
          9,671              2,656            1,245           12,333
             --                 --              498               --
          6,213              6,121              373            6,825
---------------  -----------------  ---------------  ---------------
      6,342,304          2,208,024          487,127        6,085,551
        (98,229)                --           (4,302)              --
             --                 --               --         (121,205)
---------------  -----------------  ---------------  ---------------
      6,244,075          2,208,024          482,825        5,964,346
---------------  -----------------  ---------------  ---------------
    204,639,296         61,554,173        1,108,774       12,887,649
---------------  -----------------  ---------------  ---------------
     75,138,014         19,740,548       (6,958,597)     159,618,976
             --                 --       (1,586,116)         893,187
             --                 --               --               --
             --                 --               --               --
             --                 --         (171,641)         318,030
---------------  -----------------  ---------------  ---------------
     75,138,014         19,740,548       (8,716,354)     160,830,193
---------------  -----------------  ---------------  ---------------
   (185,231,970)       (59,447,752)     (27,955,375)     (49,865,740)
             --                 --               --               --
             --                 --               --               --
             --                 --               --               --
             --                 --               --           51,847
---------------  -----------------  ---------------  ---------------
   (185,231,970)       (59,447,752)     (27,955,375)     (49,813,893)
---------------  -----------------  ---------------  ---------------
   (110,093,956)       (39,707,204)     (36,671,729)     111,016,300
---------------  -----------------  ---------------  ---------------
  $  94,545,340       $ 21,846,969     $(35,562,955)    $123,903,949
===============  =================  ===============  ===============

---------------------------------------------------------------------
  $          --       $         --     $    154,527     $  1,992,455
             --                 --              157          469,185

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2006 (UNAUDITED)

                                                                       Neuberger Berman      Oppenheimer
                                                         MFS(R) Value    Real Estate     Capital Appreciation
                                                          Portfolio       Portfolio           Portfolio
                                                         ------------  ----------------  --------------------
INVESTMENT INCOME:
   Dividends (1)                                           $  923,927      $ 13,899,754          $  5,018,922
   Interest (2)                                                35,461           437,814               439,262
                                                         ------------  ----------------  --------------------
      Total investment income                                 959,388        14,337,568             5,458,184
                                                         ------------  ----------------  --------------------
EXPENSES:
   Investment advisory fee (Note 3)                           288,349         2,418,032             3,273,989
   Deferred expense reimbursement (Note 3)                         --                --                    --
   Administration fees                                         17,374            32,572                43,737
   Custody and accounting fees                                 30,224            86,753               216,959
   Distribution fee - Class B                                      --           475,253               638,095
   Distribution fee - Class E                                      --            49,316                 1,193
   Transfer agent fees                                          3,038            21,024                21,072
   Audit                                                       17,867            13,648                12,748
   Legal                                                       15,671             6,382                13,923
   Trustee fees and expenses                                   16,727             6,350                 8,389
   Shareholder reporting                                        8,640            37,094                99,185
   Insurance                                                    9,825             6,397                14,151
   Organizational expense                                          --                --                    --
   Other                                                        1,197             5,682                 7,091
                                                         ------------  ----------------  --------------------
      Total expenses                                          408,912         3,158,503             4,350,532
      Less fees waived and expenses reimbursed by
         the adviser                                          (14,252)               --               (79,127)
      Less broker commission recapture                             --          (129,967)                   --
                                                         ------------  ----------------  --------------------
   Net expenses                                               394,660         3,028,536             4,271,405
                                                         ------------  ----------------  --------------------
   Net investment income                                      564,728        11,309,032             1,186,779
                                                         ------------  ----------------  --------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, FUTURES CONTRACTS, OPTIONS
CONTRACTS, SWAP CONTRACTS AND FOREIGN CURRENCY
RELATED TRANSACTIONS
   Net realized gain (loss) on:
      Investments                                           3,024,853        55,556,352            63,473,658
      Futures contracts                                            --                --               411,480
      Options contracts                                            --                --                    --
      Swap contracts                                               --                --                    --
      Foreign currency related transactions                    (1,156)               --               (67,928)
                                                         ------------  ----------------  --------------------
         Net realized gain (loss) on investments,
           futures contracts, options contracts,
           swap contracts and foreign currency
           related transactions                             3,023,697        55,556,352            63,817,210
                                                         ------------  ----------------  --------------------
   Unrealized appreciation (depreciation) on:
      Investment                                            1,416,617        37,979,998           (53,138,624)
      Futures contracts                                            --                --                    --
      Options contracts                                            --                --                    --
      Swap contracts                                               --                --                    --
      Foreign currency related transactions                        --                --                   776
                                                         ------------  ----------------  --------------------
   Net change in unrealized appreciation
      (depreciation) on investments, futures
      contracts, options contracts, swap
      contracts and foreign currency                        1,416,617        37,979,998           (53,137,848)
                                                         ------------  ----------------  --------------------
   Net realized and unrealized gain (loss) on
      investments, futures contracts, options
      contracts, swap contracts and foreign
      currency related transactions                         4,440,314        93,536,350            10,679,362
                                                         ------------  ----------------  --------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM OPERATIONS                                            $5,005,042      $104,845,382          $ 11,866,141
                                                         ============  ================  ====================

--------------------------------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:         $    9,564      $     13,695          $    231,916
(2)Interest income includes security lending
   income of:                                                      --            13,521                47,860

                       See notes to financial statements

PIMCO Inflation     PIMCO                       Pioneer
Protected Bond   Total Return  Pioneer Fund  Mid-Cap Value
   Portfolio      Portfolio     Portfolio      Portfolio
---------------  ------------  ------------  -------------
   $         --  $    283,668    $  463,823      $  61,424
     23,791,160    54,220,833        28,882          3,734
---------------  ------------  ------------  -------------
     23,791,160    54,504,501       492,705         65,158
---------------  ------------  ------------  -------------
      2,622,501     5,737,274       167,363         30,478
             --            --            --             --
         40,692        84,505        10,653          2,128
        178,944       535,433        16,877         58,321
        468,940     1,422,647            --             --
            175       107,025            --             --
         10,769        19,055         3,016          3,016
         13,121        12,630        14,762         19,723
          8,681         9,778        16,121         15,241
          8,372         7,415        18,044         17,032
            501       142,684        40,318          4,150
         12,116        27,517         5,880            994
             --            --            --             --
          5,864         8,307         1,145          1,264
---------------  ------------  ------------  -------------
      3,370,676     8,114,270       294,179        152,347
             --            --       (33,387)      (111,707)
             --            --            --             --
---------------  ------------  ------------  -------------
      3,370,676     8,114,270       260,792         40,640
---------------  ------------  ------------  -------------
     20,420,484    46,390,231       231,913         24,518
---------------  ------------  ------------  -------------

    (39,180,024)  (25,450,953)      880,285        214,348
      1,498,015   (12,161,136)           --             --
        (81,549)   (1,231,892)           --             --
             --        30,440            --             --
       (578,466)    1,366,331            --             --
---------------  ------------  ------------  -------------
    (38,342,024)  (37,447,210)      880,285        214,348
---------------  ------------  ------------  -------------
     14,212,729    (8,518,038)    1,254,834       (215,174)
     (2,092,320)   (9,534,064)           --             --
       (228,437)    1,319,995            --             --
             --      (581,247)           --             --
     (2,828,720)   (2,816,807)           --             --
---------------  ------------  ------------  -------------
      9,063,252   (20,130,161)    1,254,834       (215,174)
---------------  ------------  ------------  -------------
    (29,278,772)  (57,577,371)    2,135,119           (826)
---------------  ------------  ------------  -------------
   $ (8,858,288) $(11,187,140)   $2,367,032      $  23,692
===============  ============  ============  =============

-----------------------------------------------------------
   $         --  $         38    $    6,614      $     102
             --            --            --             --

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2006 (UNAUDITED)

                                                              Met/Putnam         RCM Global    Third Avenue
                                                         Capital Opportunities   Technology   Small Cap Value
                                                               Portfolio         Portfolio       Portfolio
                                                         ---------------------  ------------  ---------------
INVESTMENT INCOME:
   Dividends (1)                                                    $  244,099  $    211,373     $  5,025,929
   Interest (2)                                                         14,888       285,424        4,272,610
                                                         ---------------------  ------------  ---------------
      Total investment income                                          258,987       496,797        9,298,539
                                                         ---------------------  ------------  ---------------
EXPENSES:
   Investment advisory fee (Note 3)                                    192,497     1,122,948        3,885,644
   Deferred expense reimbursement (Note 3)                                  --       108,060               --
   Administration fees                                                   7,461        16,730           40,286
   Custody and accounting fees                                          64,689        87,760          124,731
   Distribution fee - Class B                                            7,774       113,704          594,782
   Distribution fee - Class E                                               --        14,079               --
   Transfer agent fees                                                   8,296        15,545           12,912
   Audit                                                                12,724        12,425           12,312
   Legal                                                                 8,682        32,351           18,033
   Trustee fees and expenses                                             8,342         8,342            8,342
   Shareholder reporting                                                    --        20,059           61,274
   Insurance                                                               627         2,920           10,842
   Organizational expense                                                   --            --               --
   Other                                                                 4,747         6,121            6,711
                                                         ---------------------  ------------  ---------------
      Total expenses                                                   315,839     1,561,044        4,775,869
      Less fees waived and expenses reimbursed by
         the adviser                                                        --            --               --
      Less broker commission recapture                                      --      (104,353)              --
                                                         ---------------------  ------------  ---------------
   Net expenses                                                        315,839     1,456,691        4,775,869
                                                         ---------------------  ------------  ---------------
   Net investment income                                               (56,852)     (959,894)       4,522,670
                                                         ---------------------  ------------  ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, FUTURES CONTRACTS, OPTIONS
CONTRACTS, SWAP CONTRACTS AND FOREIGN CURRENCY
RELATED TRANSACTIONS
   Net realized gain (loss) on:
      Investments                                                    3,697,087    11,475,148       35,504,079
      Futures contracts                                                     --            --               --
      Options contracts                                                     --    (5,561,469)              --
      Swap contracts                                                        --            --               --
      Foreign currency related transactions                                 --        12,891           21,993
                                                         ---------------------  ------------  ---------------
         Net realized gain (loss) on investments,
           futures contracts, options contracts,
           swap contracts and foreign currency
           related transactions                                      3,697,087     5,926,570       35,526,072
                                                         ---------------------  ------------  ---------------
   Unrealized appreciation (depreciation) on:
      Investment                                                      (729,315)  (21,313,371)       8,284,538
      Futures contracts                                                     --                             --
      Options contracts                                                     --       433,906               --
      Swap contracts                                                        --            --               --
      Foreign currency related transactions                                 --        (1,330)          (1,082)
                                                         ---------------------  ------------  ---------------
   Net change in unrealized appreciation
      (depreciation) on investments, futures
      contracts, options contracts, swap
      contracts and foreign currency                                  (729,315)  (20,880,795)       8,283,456
                                                         ---------------------  ------------  ---------------
   Net realized and unrealized gain (loss) on
      investments, futures contracts, options
      contracts, swap contracts and foreign
      currency related transactions                                  2,967,772   (14,954,225)      43,809,528
                                                         ---------------------  ------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM OPERATIONS                                                     $2,910,920  $(15,914,119)    $$48,332,198
                                                         =====================  ============  ===============

--------------------------------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:                  $      137  $      4,519     $    181,579
(2)Interest income includes security lending
   income of:                                                           11,271        39,295          907,590

                       See notes to financial statements

T. Rowe Price       Turner       Van Kampen
Mid-Cap Growth  Mid-Cap Growth    Comstock
  Portfolio       Portfolio      Portfolio
--------------  --------------  ------------
  $  4,886,765     $ 1,191,340  $ 12,709,227
     1,027,353         202,791     2,016,758
--------------  --------------  ------------
     5,914,118       1,394,131    14,725,985
--------------  --------------  ------------
     2,879,493       1,015,437     3,196,152
            --              --            --
        33,889          14,354        44,435
       141,219          78,247       176,388
       560,104          81,149       102,672
        20,065              --            --
        21,121          10,530        11,975
        12,514          13,581        18,368
         8,682           9,000         9,505
         8,342           6,349         7,172
        43,813           1,543         7,888
         8,213           2,687        13,412
            --              --            --
         6,514           6,082           367
--------------  --------------  ------------
     3,743,969       1,238,959     3,588,334
       (46,803)             --            --
       (54,726)        (46,090)           --
--------------  --------------  ------------
     3,642,440       1,192,869     3,588,334
--------------  --------------  ------------
     2,271,678         201,262    11,137,651
--------------  --------------  ------------
    32,240,751      15,066,896    10,201,874
            --              --        26,190
            --              --            --
            --              --            --
        (2,578)             --            --
--------------  --------------  ------------

    32,238,173      15,066,896    10,228,064
--------------  --------------  ------------
   (30,810,415)     (8,006,476)   18,666,529
            --              --            --
            --              --            --
            --              --            --
            --              --            --
--------------  --------------  ------------
   (30,810,415)     (8,006,476)   18,666,529
--------------  --------------  ------------
     1,427,758       7,060,420    28,894,593
--------------  --------------  ------------
  $  3,699,436     $ 7,261,682  $$40,032,244
==============  ==============  ============

---------------------------------------------
  $     19,379     $        --  $    185,960
       228,443          32,798        25,773

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS


                                                               Met/AIM             Batterymarch Growth
                                                     Small Cap Growth Portfolio    and Income Portfolio
                                                     --------------------------    --------------------
                                                     Period Ended   Year Ended         Period Ended
                                                     June 30, 2006 December 31,       June 30, 2006
                                                      (Unaudited)      2005            (Unaudited)*
                                                     ----------------------------  ---------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income (loss)                      $ (2,093,607) $ (3,178,415)       $  1,220,836
   Net realized gain (loss) on investments,
       futures contracts, options contracts, swap
       contracts and currency related transactions     41,644,815    45,683,854          (2,501,499)
   Net change in unrealized appreciation
       (depreciation) on investments, futures
       contracts, options contracts, swap
       contracts and foreign currency related
       transactions                                    (4,428,909)      485,690         (12,255,203)
                                                     ------------  ------------        ------------
   Net increase (decrease) in net assets
       resulting from operations                       35,122,299    42,991,129         (13,535,866)
                                                     ------------  ------------        ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                                   --            --                  --
     Class B                                                   --            --                  --
     Class E                                                   --            --                  --
   From net realized gains
     Class A                                          (32,587,038)   (4,390,696)                 --
     Class B                                          (40,114,715)   (6,155,357)                 --
     Class E                                           (1,836,700)     (276,797)                 --
                                                     ------------  ------------        ------------
   Net decrease in net assets resulting from
       distributions                                  (74,538,453)  (10,822,850)                 --
                                                     ------------  ------------        ------------
CAPITAL SHARE TRANSACTIONS (NOTES 4 AND 12):
   Proceeds from shares sold
     Class A                                           57,646,120   119,780,387                  --
     Class B                                           10,462,299    61,157,966                  --
     Class E                                            1,416,900     2,467,997                  --
   Net asset value of shares issued through
       acquisition
     Class A                                            9,138,167            --         491,658,847
     Class B                                                   --            --                  --
     Class E                                                   --            --                  --
   Net asset value of shares issued through
       dividend reinvestment
     Class A                                           32,587,038     4,390,696                  --
     Class B                                           40,114,715     6,155,357                  --
     Class E                                            1,836,700       276,797                  --
   Cost of shares repurchased
     Class A                                          (42,259,570)  (14,714,919)        (12,600,522)
     Class B                                          (26,011,261)  (97,882,483)                 --
     Class E                                           (1,376,947)   (2,504,658)                 --
                                                     ------------  ------------        ------------
   Net increase (decrease) in net assets from
       capital share transactions                      83,554,161    79,127,140         479,058,325
                                                     ------------  ------------        ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                44,138,007   111,295,419         465,522,459
   Net assets at beginning of period                  525,898,569   414,603,150                  --
                                                     ------------  ------------        ------------
   Net assets at end of period                       $570,036,576  $525,898,569        $465,522,459
                                                     ============  ============        ============
   Net assets at end of period includes
       undistributed (distributions in excess of)
       net investment income                         $ (2,094,529) $       (922)       $  1,220,836
                                                     ============  ============        ============

                                                            Batterymarch
                                                       Mid-Cap Stock Portfolio
                                                     --------------------------
                                                     Period Ended   Year Ended
                                                     June 30, 2006 December 31,
                                                      (Unaudited)      2005
                                                     ---------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income (loss)                      $    258,890  $  1,336,856
   Net realized gain (loss) on investments,
       futures contracts, options contracts, swap
       contracts and currency related transactions     18,106,772    34,942,734
   Net change in unrealized appreciation
       (depreciation) on investments, futures
       contracts, options contracts, swap
       contracts and foreign currency related
       transactions                                    (9,238,793)  (13,003,160)
                                                     ------------  ------------
   Net increase (decrease) in net assets
       resulting from operations                        9,126,869    23,276,430
                                                     ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                           (1,174,440)           --
     Class B                                                   --            --
     Class E                                                   --            --
   From net realized gains
     Class A                                          (35,038,269)   (2,217,847)
     Class B                                                   --            --
     Class E                                                   --            --
                                                     ------------  ------------
   Net decrease in net assets resulting from
       distributions                                  (36,212,709)   (2,217,847)
                                                     ------------  ------------
CAPITAL SHARE TRANSACTIONS (NOTES 4 AND 12):
   Proceeds from shares sold
     Class A                                            5,378,711    16,734,545
     Class B                                                   --            --
     Class E                                                   --            --
   Net asset value of shares issued through
       acquisition
     Class A                                                   --            --
     Class B                                                   --            --
     Class E                                                   --            --
   Net asset value of shares issued through
       dividend reinvestment
     Class A                                           36,212,709     2,217,847
     Class B                                                   --            --
     Class E                                                   --            --
   Cost of shares repurchased
     Class A                                          (37,729,905)  (30,891,516)
     Class B                                                   --            --
     Class E                                                   --            --
                                                     ------------  ------------
   Net increase (decrease) in net assets from
       capital share transactions                       3,861,515   (11,939,124)
                                                     ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS               (23,224,325)    9,119,459
   Net assets at beginning of period                  206,947,517   197,828,058
                                                     ------------  ------------
   Net assets at end of period                       $183,723,192  $206,947,517
                                                     ============  ============
   Net assets at end of period includes
       undistributed (distributions in excess of)
       net investment income                         $    423,383  $  1,338,933
                                                     ============  ============

* For the period 5/1/2006 (Commencement of Operations) through 6/30/2006. ** For the period 5/1/2005 (Commencement of Operations) through 12/31/2005.

                       See notes to financial statements

      Dreman Small-Cap                  Federated
      Value Portfolio              High Yield Portfolio
---------------------------    ---------------------------
-----------------------------  ----------------------------
Period Ended    Year Ended     Period Ended    Year Ended
June 30, 2006  December 31,    June 30, 2006  December 31,
 (Unaudited)      2005**        (Unaudited)       2005
-----------------------------  ----------------------------
  $   104,861    $   23,428     $  2,948,972  $  6,227,230

      549,832        81,224          333,125      (653,965)



     (881,986)      337,219       (1,030,381)   (3,435,888)
  -----------    ----------     ------------  ------------

     (227,293)      441,871        2,251,716     2,137,377
  -----------    ----------     ------------  ------------
         (622)      (20,912)      (6,446,628)           --
           --            --               --            --
           --            --               --            --
      (27,645)      (55,700)              --            --
           --            --               --            --
           --            --               --            --
  -----------    ----------     ------------  ------------
      (28,267)      (76,612)      (6,446,628)           --
  -----------    ----------     ------------  ------------
   34,693,868     5,016,436        3,646,966     9,104,584
           --            --               --            --
           --            --               --            --
           --            --               --            --
           --            --               --            --
           --            --               --            --

       28,267        76,612        6,446,628            --
           --            --               --            --
           --            --               --            --
     (962,483)     (125,805)     (12,958,578)  (14,175,437)
           --            --               --            --
           --            --               --            --
  -----------    ----------     ------------  ------------

   33,759,652     4,967,243       (2,864,984)   (5,070,853)
  -----------    ----------     ------------  ------------
   33,504,092     5,332,502       (7,059,896)   (2,933,476)
    5,332,502            --       84,003,815    86,937,291
  -----------    ----------     ------------  ------------
  $38,836,594    $5,332,502     $ 76,943,919  $ 84,003,815
  ===========    ==========     ============  ============
  $   106,755    $    2,516     $  2,630,766  $  6,128,422
  ===========    ==========     ============  ============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS



                                                     Cyclical Growth            Cyclical Growth and
                                                      ETF Portfolio             Income ETF Portfolio
                                                -------------------------    -------------------------
                                                Period Ended   Year Ended    Period Ended   Year Ended
                                                June 30, 2006 December 31,   June 30, 2006 December 31,
                                                 (Unaudited)     2005*        (Unaudited)     2005*
                                                ---------------------------  --------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income (loss)                 $    659,628  $    69,171    $    941,091   $   36,778
   Net realized gain (loss) on investments,
       futures contracts, options contracts,
       swap contracts and currency related
       transactions                                  503,046        6,138         290,799        2,663
   Net change in unrealized appreciation
       (depreciation) on investments,
       futures contracts, options contracts,
       swap contracts and foreign currency
       related transactions                        1,992,194      154,316         117,641       22,089
                                                ------------  -----------    ------------   ----------
   Net increase (decrease) in net assets
       resulting from operations                   3,154,868      229,625       1,349,531       61,530
                                                ------------  -----------    ------------   ----------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                              --           --              --           --
     Class B                                        (257,222)     (71,487)       (453,791)     (39,258)
     Class E                                              --           --              --           --
   From net realized gains
     Class A                                              --           --              --           --
     Class B                                        (213,425)          --         (91,035)          --
     Class E                                              --           --              --           --
                                                ------------  -----------    ------------   ----------
   Net decrease in net assets resulting from
       distributions                                (470,647)     (71,487)       (544,826)     (39,258)
                                                ------------  -----------    ------------   ----------
CAPITAL SHARE TRANSACTIONS (NOTES 4 AND 12):
   Proceeds from shares sold
     Class A                                          35,437           --          10,000           --
     Class B                                     196,963,245   11,369,190     182,488,358    7,163,226
     Class E                                         250,887           --         146,034           --
   Net asset value of shares issued through
       acquisition
     Class A                                              --           --              --           --
     Class B                                              --           --              --           --
     Class E                                              --           --              --           --
   Net asset value of shares issued through
       dividend reinvestment
     Class A                                              --           --              --           --
     Class B                                         470,647       71,487         544,826       39,258
     Class E                                              --           --              --           --
   Cost of shares repurchased
     Class A                                             (67)          --              --           --
     Class B                                      (8,155,922)     (36,933)    (11,110,545)      (6,371)
     Class E                                            (361)          --          (6,964)          --
                                                ------------  -----------    ------------   ----------
   Net increase (decrease) in net assets
       from capital share transactions           189,563,866   11,403,744     172,071,709    7,196,113
                                                ------------  -----------    ------------   ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS          192,248,087   11,561,882     172,876,414    7,218,385
   Net assets at beginning of period              11,561,882           --       7,218,385           --
                                                ------------  -----------    ------------   ----------
   Net assets at end of period                  $203,809,969  $11,561,882    $180,094,799   $7,218,385
                                                ============  ===========    ============   ==========
   Net assets at end of period includes
       undistributed (distributions in
       excess of) net investment income         $    404,582  $     2,176    $    487,300   $       --
                                                ============  ===========    ============   ==========

* For the period 10/1/2005 (Commencement of Operations) through 12/31/2005.

                       See notes to financial statements

       Goldman Sachs                   Harris Oakmark
  Mid-Cap Value Portfolio          International Portfolio
----------------------------   -------------------------------
Period Ended    Year Ended      Period Ended     Year Ended
June 30, 2006  December 31,     June 30, 2006   December 31,
 (Unaudited)       2005          (Unaudited)        2005
-----------------------------  -------------------------------
$   1,895,206  $  3,448,391    $   18,533,253  $   13,008,097
   33,894,236    26,996,358       183,671,431      59,123,901
  (12,692,931)   10,656,351       (37,200,898)     74,898,189
-------------  ------------    --------------  --------------
   23,096,511    41,101,100       165,003,786     147,030,187
-------------  ------------    --------------  --------------
           --    (2,244,601)      (21,989,815)       (720,128)
           --      (824,243)      (16,803,330)             --
           --            --        (4,021,461)        (78,053)
   (2,754,489)  (17,322,406)      (54,892,874)     (7,504,315)
   (1,319,310)   (8,354,077)      (46,071,270)     (6,513,427)
           --            --       (10,603,941)     (1,541,145)
-------------  ------------    --------------  --------------
   (4,073,799)  (28,745,327)     (154,382,691)    (16,357,068)
-------------  ------------    --------------  --------------
   54,673,642   151,662,965       174,795,511     331,045,553
   31,135,399    56,229,611       109,001,766     135,805,112
           --            --        21,465,331      49,344,490
           --            --       214,792,652              --
           --            --                --              --
           --            --                --              --
    2,754,489    19,567,007        76,882,689       8,224,443
    1,319,310     9,178,320        62,874,600       6,513,427
           --            --        14,625,402       1,619,198
 (131,772,943)  (22,008,254)     (341,626,745)    (34,050,808)
   (8,460,827)  (34,839,896)      (43,787,651)   (126,789,295)
           --            --        (8,531,086)     (8,980,020)
-------------  ------------    --------------  --------------
  (50,350,930)  179,789,753       280,492,469     362,732,100
-------------  ------------    --------------  --------------
  (31,328,218)  192,145,526       291,113,564     493,405,219
  422,109,686   229,964,160     1,329,232,704     835,827,485
-------------  ------------    --------------  --------------
$ 390,781,468  $422,109,686    $1,620,346,268  $1,329,232,704
=============  ============    ==============  ==============
$   2,042,287  $    147,081    $   11,287,208  $   35,568,561
=============  ============    ==============  ==============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS


                                                      Janus Aggressive                  Janus Capital
                                                      Growth Portfolio             Appreciation Portfolio
                                                ---------------------------    ------------------------------
                                                Period Ended    Year Ended      Period Ended     Year Ended
                                                June 30, 2006  December 31,     June 30, 2006   December 31,
                                                 (Unaudited)       2005          (Unaudited)        2005
                                                -----------------------------  -------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income (loss)                 $  1,604,661  $    (677,917)   $    1,142,561  $     (651,640)
   Net realized gain (loss) on investments,
       futures contracts, options contracts,
       swap contracts and currency related
       transactions                               35,882,312     49,736,058       170,082,445     129,366,409
   Net change in unrealized appreciation
       (depreciation) on investments,
       futures contracts, options contracts,
       swap contracts and foreign currency
       related transactions                      (51,406,373)    43,785,680      (258,034,018)     49,979,348
                                                ------------  -------------    --------------  --------------
   Net increase (decrease) in net assets
       resulting from operations                 (13,919,400)    92,843,821       (86,809,012)    178,694,117
                                                ------------  -------------    --------------  --------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                              --             --                --              --
     Class B                                              --             --                --              --
     Class E                                              --             --                --              --
   From net realized gains
     Class A                                     (31,553,092)      (520,254)      (40,759,161)             --
     Class B                                     (15,787,238)      (292,983)               --              --
     Class E                                        (405,360)        (6,699)               --              --
                                                ------------  -------------    --------------  --------------
   Net decrease in net assets resulting from
       distributions                             (47,745,690)      (819,936)      (40,759,161)             --
                                                ------------  -------------    --------------  --------------
CAPITAL SHARE TRANSACTIONS (NOTES 4 AND 12):
   Proceeds from shares sold
     Class A                                     104,103,230    227,290,470         8,689,132      17,215,233
     Class B                                      16,119,392     13,151,125                --              --
     Class E                                       1,092,633      2,054,279                --              --
   Net asset value of shares issued through
       acquisition
     Class A                                              --             --                --              --
     Class B                                              --             --                --              --
     Class E                                              --             --                --              --
   Net asset value of shares issued through
       dividend reinvestment
     Class A                                      31,553,092        520,254        40,759,161              --
     Class B                                      15,787,238        292,983                --              --
     Class E                                         405,360          6,699                --              --
   Cost of shares repurchased
     Class A                                     (97,033,304)   (38,762,261)      (85,822,633)   (100,985,962)
     Class B                                     (21,850,604)  (105,809,282)               --              --
     Class E                                        (516,648)    (1,959,580)               --              --
                                                ------------  -------------    --------------  --------------
   Net increase (decrease) in net assets
       from capital share transactions            49,660,389     96,784,687       (36,374,340)    (83,770,729)
                                                ------------  -------------    --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS          (12,004,701)   188,808,572      (163,942,513)     94,923,388
   Net assets at beginning of period             784,595,656    595,787,084     1,137,267,061   1,042,343,673
                                                ------------  -------------    --------------  --------------
   Net assets at end of period                  $772,590,955  $ 784,595,656    $  973,324,548  $1,137,267,061
                                                ============  =============    ==============  ==============
   Net assets at end of period includes
       undistributed (distributions in
       excess of) net investment income         $  1,602,676  $      (1,985)   $    1,142,416  $         (145)
                                                ============  =============    ==============  ==============

** For the period 5/1/2005 (Commencement of Operations) through 12/31/2005.

                       See notes to financial statements

           Lazard                       Legg Mason
     Mid-Cap Portfolio         Partners Managed Assets Portfolio
----------------------------   --------------------------------
Period Ended    Year Ended     Period Ended       Year Ended
June 30, 2006  December 31,    June 30, 2006     December 31,
 (Unaudited)       2005         (Unaudited)         2005*
-----------------------------  ---------------------------------
 $  1,227,138  $  1,360,896     $  2,884,217     $  6,080,973
    7,295,359    45,551,751       10,705,214        7,882,288


   (1,271,371)  (24,010,235)      (9,342,917)      (3,633,959)
 ------------  ------------     ------------       ------------
    7,251,126    22,902,412        4,246,514       10,329,302
 ------------  ------------     ------------       ------------
     (604,066)     (310,110)      (6,069,158)         (45,070)
     (617,620)     (121,936)              --               --
     (126,614)      (74,935)              --               --
  (13,270,801)   (9,365,382)      (8,233,117)      (1,756,536)
  (24,211,011)  (21,447,319)              --               --
   (3,826,112)   (3,466,563)              --               --
 ------------  ------------     ------------       ------------
  (42,656,224)  (34,786,245)     (14,302,275)      (1,801,606)
 ------------  ------------     ------------       ------------
  143,093,815    66,737,207          951,911        5,388,198
    7,467,176    17,973,231               --               --
      336,175     4,990,495               --               --
           --            --               --               --
           --            --               --               --
           --            --               --               --
   13,874,867     9,675,492       14,302,275        1,801,606
   24,828,631    21,569,255               --               --
    3,952,726     3,541,498               --               --
   (7,711,756)  (42,068,522)     (18,921,607)     (35,479,366)
  (15,637,539)  (43,272,306)              --               --
   (3,186,305)   (5,436,257)              --               --
 ------------  ------------     ------------       ------------
  167,017,790    33,710,093       (3,667,421)     (28,289,562)
 ------------  ------------     ------------       ------------
  131,612,692    21,826,260      (13,723,182)     (19,761,866)
  322,099,933   300,273,673      277,487,085      297,248,951
 ------------  ------------     ------------       ------------
 $453,712,625  $322,099,933     $263,763,903     $277,487,085
 ============  ============     ============       ============
 $  1,229,019  $  1,350,181     $  2,899,083     $  6,084,024
 ============  ============     ============       ============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

                                                                             Loomis Sayles
                                                        Legg Mason           Global Markets          Lord Abbett
                                                  Value Equity Portfolio       Portfolio      America's Value Portfolio
                                                -------------------------    --------------   -------------------------
                                                Period Ended   Year Ended     Period Ended    Period Ended   Year Ended
                                                June 30, 2006 December 31,   June 30, 2006    June 30, 2006 December 31,
                                                 (Unaudited)     2005*       (Unaudited)**     (Unaudited)      2005
                                                ---------------------------  ---------------  --------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income (loss)                 $    876,862  $      (384)    $  1,326,486     $ 1,076,422  $ 1,528,382
   Net realized gain (loss) on investments,
       futures contracts, options contracts,
       swap contracts and foreign currency
       related transactions                       20,787,570          117      (11,301,043)        222,042    1,401,867
   Net change in unrealized appreciation
       (depreciation) on investments,
       futures contracts options contracts,
       swap contracts and foreign currency
       related transactions                      (45,246,660)     155,058      (18,347,737)        956,812     (454,039)
                                                ------------  -----------     ------------     -----------  -----------
   Net increase (decrease) in net assets
       resulting from operations                 (23,582,228)     154,791      (28,322,294)      2,255,276    2,476,210
                                                ------------  -----------     ------------     -----------  -----------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                            (146)          --               --              --           --
     Class B                                              --           --               --      (1,522,485)          --
     Class E                                              --           --               --              --           --
   From net realized gains
     Class A                                             (16)          --               --              --           --
     Class B                                            (145)          --               --      (1,387,133)    (128,635)
     Class E                                              --           --               --              --           --
                                                ------------  -----------     ------------     -----------  -----------
   Net decrease in net assets resulting from
       distributions                                    (307)          --               --      (2,909,618)    (128,635)
                                                ------------  -----------     ------------     -----------  -----------
CAPITAL SHARE TRANSACTIONS (NOTES 4 AND 12):
   Proceeds from shares sold
     Class A                                     724,273,335    2,990,000      430,792,454              --           --
     Class B                                      40,758,131    4,925,411        2,816,093       9,586,846   34,816,066
     Class E                                         536,070           --               --              --           --
   Net asset value of shares issued through
       acquisition
     Class A                                      55,964,976           --               --              --           --
     Class B                                      51,850,624           --               --              --           --
     Class E                                      23,484,428           --               --              --           --
   Net asset value of shares issued through
       dividend reinvestment
     Class A                                             162           --               --              --           --
     Class B                                             145           --               --       2,909,618      128,635
     Class E                                              --           --               --              --           --
   Cost of shares repurchased
     Class A                                      (3,659,723)          --         (954,358)             --           --
     Class B                                      (3,200,947)     (11,780)         (78,155)     (1,209,134)    (679,940)
     Class E                                        (456,781)          --               --              --           --
                                                ------------  -----------     ------------     -----------  -----------
   Net increase (decrease) in net assets
       from capital share transactions           889,550,420    7,903,631      432,576,034      11,287,330   34,264,761
                                                ------------  -----------     ------------     -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS          865,967,885    8,058,422      404,253,740      10,632,988   36,612,336
   Net assets at beginning of period               8,058,422           --               --      72,115,637   35,503,301
                                                ------------  -----------     ------------     -----------  -----------
   Net assets at end of period                  $874,026,307   $8,058,422     $404,253,740     $82,748,625  $72,115,637
                                                ============  ===========     ============     ===========  ===========
   Net assets at end of period includes
       undistributed (distributions in
       excess of) net investment income         $    876,862   $      146     $  1,326,486     $ 1,118,676  $ 1,564,739
                                                ============  ===========     ============     ===========  ===========

* For the period 11/1/2005 (Commencement of Operations) through 12/31/2005. ** For the period 5/1/2006 (Commencement of Operations) through 6/30/2006.

                       See notes to financial statements


          Lord Abbett                       Lord Abbett
   Bond Debenture Portfolio         Growth and Income Portfolio
------------------------------    ------------------------------
--------------------------------  -------------------------------
 Period Ended     Year Ended       Period Ended     Year Ended
 June 30, 2006   December 31,      June 30, 2006   December 31,
  (Unaudited)        2005           (Unaudited)        2005
--------------------------------  -------------------------------
$   47,901,099  $   79,861,468    $   24,002,928  $   41,609,201

     6,999,302      17,094,325        81,635,540     272,346,272

   (19,498,772)    (69,925,194)       64,233,104    (216,239,595)
--------------  --------------    --------------  --------------

    35,401,629      27,030,599       169,871,572      97,715,878
--------------  --------------    --------------  --------------
   (66,714,042)    (38,404,393)      (39,462,221)    (21,778,496)
   (48,111,532)    (29,739,968)      (18,016,232)     (9,144,513)
    (2,402,380)     (1,545,546)               --              --
            --              --      (173,559,958)    (38,585,941)
            --              --       (95,632,061)    (22,175,743)
            --              --                --              --
--------------  --------------    --------------  --------------
  (117,227,954)    (69,689,907)     (326,670,472)    (91,684,693)
--------------  --------------    --------------  --------------
   166,773,893     423,404,168       193,876,633     593,905,654
    38,473,827     122,275,162       337,567,321      41,499,024
     1,962,671       3,619,433                --              --
   100,219,524              --                --              --
            --              --        27,312,987              --
            --              --                --              --
    66,714,042      38,404,393       213,022,179      60,364,437
    48,111,532      29,739,968       113,648,293      31,320,256
     2,402,380       1,545,546                --              --
  (236,036,502)   (102,526,415)     (358,303,344)   (540,493,579)
   (36,597,054)   (204,969,710)      (63,179,230)   (226,170,223)
    (2,828,295)     (4,204,845)               --              --
--------------  --------------    --------------  --------------

   149,196,018     307,287,700       463,944,839     (39,574,431)
--------------  --------------    --------------  --------------
    67,369,693     264,628,392       307,145,939     (33,543,246)
 1,596,052,897   1,331,424,505     3,116,204,990   3,149,748,236
--------------  --------------    --------------  --------------
$1,663,422,590  $1,596,052,897    $3,423,350,929  $3,116,204,990
==============  ==============    ==============  ==============
$   14,531,050  $   83,857,906    $    8,133,975  $   41,609,500
==============  ==============    ==============  ==============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS


                                                    Lord Abbett Growth
                                                 Opportunities Portfolio             Lord Abbett
                                                -------------------------      Mid-Cap Value Portfolio
                                                                             ---------------------------
                                                Period Ended   Year Ended    Period Ended   Year Ended
                                                June 30, 2006 December 31,   June 30, 2006 December 31,
                                                 (Unaudited)      2005        (Unaudited)      2005
                                                ---------------------------  ---------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income (loss)                  $  (119,870) $  (297,004)   $  1,119,525  $  2,256,818
   Net realized gain (loss) on investments,
       futures contracts, options contracts,
       swap contracts and foreign currency
       related transactions                        4,129,388    4,917,596       8,720,799    32,155,063
   Net change in unrealized appreciation
       (depreciation) on investments,
       futures contracts options contracts,
       swap contracts and foreign currency
       related transactions                       (2,564,937)  (1,891,005)     (7,479,156)   (8,698,334)
                                                 -----------  -----------    ------------  ------------
   Net increase (decrease) in net assets
       resulting from operations                   1,444,581    2,729,587       2,361,168    25,713,547
                                                 -----------  -----------    ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                              --           --        (778,225)     (650,001)
     Class B                                              --           --      (1,324,717)     (988,114)
     Class E                                              --           --              --            --
   From net realized gains
     Class A                                      (1,243,681)  (1,461,399)     (9,687,781)   (4,041,320)
     Class B                                      (2,891,195)  (2,793,472)    (22,739,424)   (8,197,382)
     Class E                                              --           --              --            --
                                                 -----------  -----------    ------------  ------------
   Net decrease in net assets resulting from
       distributions                              (4,134,876)  (4,254,871)    (34,530,147)  (13,876,817)
                                                 -----------  -----------    ------------  ------------
CAPITAL SHARE TRANSACTIONS (NOTES 4 AND 12):
   Proceeds from shares sold
     Class A                                         263,357      259,016         433,035     1,746,915
     Class B                                       8,768,421    5,092,845      20,510,339    35,682,558
     Class E                                              --           --              --            --
   Net asset value of shares issued through
       acquisition
     Class A                                              --           --              --            --
     Class B                                              --           --              --            --
     Class E                                              --           --              --            --
   Net asset value of shares issued through
       dividend reinvestment
     Class A                                       1,243,681    1,461,399      10,466,006     4,691,321
     Class B                                       2,891,195    2,793,472      24,064,141     9,185,496
     Class E                                              --           --              --            --
   Cost of shares repurchased
     Class A                                      (2,859,470)  (6,279,570)    (15,723,984)  (22,757,996)
     Class B                                      (1,170,496)  (1,958,559)     (2,706,842)   (2,277,531)
     Class E                                              --           --              --            --
                                                 -----------  -----------    ------------  ------------
   Net increase (decrease) in net assets
       from capital share transactions             9,136,688    1,368,603      37,042,695    26,270,763
                                                 -----------  -----------    ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS            6,446,393     (156,681)      4,873,716    38,107,493
   Net assets at beginning of period              62,355,489   62,512,170     342,290,491   304,182,998
                                                 -----------  -----------    ------------  ------------
   Net assets at end of period                   $68,801,882  $62,355,489    $347,164,207  $342,290,491
                                                 ===========  ===========    ============  ============
   Net assets at end of period includes
       undistributed (distributions in
       excess of) net investment income          $  (120,013) $      (143)   $  1,204,846  $  2,188,263
                                                 ===========  ===========    ============  ============

                       See notes to financial statements

     Mercury Large-Cap              MetLife Aggressive
       Core Portfolio               Strategy Portfolio
-----------------------------  ----------------------------
Period Ended    Year Ended     Period Ended    Year Ended
June 30, 2006    December      June 30, 2006  December 31,
 (Unaudited)     31, 2005       (Unaudited)       2005
-----------------------------  ----------------------------
 $    324,295  $    289,755     $ 39,610,609  $  9,379,745
    6,447,709    14,201,128       18,271,855     2,410,868
   (3,097,981)      (41,085)     (38,612,967)   49,220,103

 ------------  ------------     ------------  ------------
    3,674,023    14,449,798       19,269,497    61,010,716
 ------------  ------------     ------------  ------------
     (289,946)           --             (271)         (725)
           --            --          (73,934)   (4,720,526)
           --            --               --            --
   (4,233,819)           --           (1,057)         (242)
           --            --       (5,375,233)   (2,011,436)
           --            --               --            --
 ------------  ------------     ------------  ------------
   (4,523,765)           --       (5,450,495)   (6,732,929)
 ------------  ------------     ------------  ------------
    3,549,001     8,098,367           87,052        79,330
           --            --      114,170,297   315,591,547
           --            --               --            --
           --            --               --            --
           --            --               --            --
           --            --               --            --
    4,523,765            --            1,328           967
           --            --        5,449,167     6,731,962
           --            --               --            --
   (9,457,094)  (17,219,174)         (34,063)       (1,159)
           --            --      (27,308,656)  (19,417,476)
           --            --               --            --
 ------------  ------------     ------------  ------------
   (1,384,328)   (9,120,807)      92,365,125   302,985,171
 ------------  ------------     ------------  ------------
   (2,234,070)    5,328,991      106,184,127   357,262,958
  130,828,705   125,499,714      661,797,088   304,534,130
 ------------  ------------     ------------  ------------
 $128,594,635  $130,828,705     $767,981,215  $661,797,088
 ============  ============     ============  ============
 $    324,295  $    289,946     $ 39,610,597  $     74,193
 ============  ============     ============  ============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS



                                                       MetLife Balanced                MetLife Defensive
                                                      Strategy Portfolio              Strategy Portfolio
                                                ------------------------------    --------------------------
                                                 Period Ended     Year Ended      Period Ended   Year Ended
                                                 June 30, 2006   December 31,     June 30, 2006 December 31,
                                                  (Unaudited)        2005          (Unaudited)      2005
                                                --------------------------------  ---------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income (loss)                 $  198,908,255  $   57,948,202    $ 18,032,838  $  5,227,681
   Net realized gain (loss) on investments,
       futures contracts, options contracts,
       swap contracts and foreign currency
       related transactions                         66,396,789       4,784,097       4,835,582       462,226
   Net change in unrealized appreciation
       (depreciation) on investments,
       futures contracts options contracts,
       swap contracts and foreign currency
       related transactions                       (172,721,549)    161,845,178     (17,298,313)    9,090,800
                                                --------------  --------------    ------------  ------------
   Net increase (decrease) in net assets
       resulting from operations                    92,583,495     224,577,477       5,570,107    14,780,707
                                                --------------  --------------    ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                              (936)         (1,646)            (20)         (111)
     Class B                                          (374,658)    (34,214,239)        (31,276)   (3,063,461)
     Class E                                                --              --              --            --
   From net realized gains
     Class A                                            (3,323)           (224)            (84)          (17)
     Class B                                       (25,593,222)     (5,594,914)     (3,069,727)     (565,914)
     Class E                                                --              --              --            --
                                                --------------  --------------    ------------  ------------
   Net decrease in net assets resulting from
       distributions                               (25,972,139)    (39,811,023)     (3,101,107)   (3,629,503)
                                                --------------  --------------    ------------  ------------
CAPITAL SHARE TRANSACTIONS (NOTES 4 AND 12):
   Proceeds from shares sold
     Class A                                           368,080         163,066              --        10,000
     Class B                                       638,042,902   1,797,382,449     146,719,811   265,773,658
     Class E                                                --              --              --            --
   Net asset value of shares issued through
       acquisition
     Class A                                                --              --              --            --
     Class B                                                --              --              --            --
     Class E                                                --              --              --            --
   Net asset value of shares issued through
       dividend reinvestment
     Class A                                             4,259           1,870             104           128
     Class B                                        25,967,880      39,809,153       3,101,003     3,629,375
     Class E                                                --              --              --            --
   Cost of shares repurchased
     Class A                                           (35,200)         (8,408)             --            --
     Class B                                       (33,640,158)    (53,363,465)    (38,819,790)  (54,310,171)
     Class E                                                --              --              --            --
                                                --------------  --------------    ------------  ------------
   Net increase (decrease) in net assets
       from capital share transactions             630,707,763   1,783,984,665     111,001,128   215,102,990
                                                --------------  --------------    ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS            697,319,119   1,968,751,119     113,470,128   226,254,194
   Net assets at beginning of period             3,529,978,831   1,561,227,712     356,062,303   129,808,109
                                                --------------  --------------    ------------  ------------
   Net assets at end of period                  $4,227,297,950  $3,529,978,831    $469,532,431  $356,062,303
                                                ==============  ==============    ============  ============
   Net assets at end of period includes
       undistributed (distributions in
       excess of) net investment income         $  198,908,430  $      375,769    $ 18,032,834  $     31,292
                                                ==============  ==============    ============  ============


                       See notes to financial statements

        MetLife Growth                   MetLife Moderate
      Strategy Portfolio                Strategy Portfolio
-------------------------------   -------------------------------
 Period Ended     Year Ended       Period Ended     Year Ended
 June 30, 2006   December 31,      June 30, 2006   December 31,
  (Unaudited)        2005           (Unaudited)        2005
--------------------------------  -------------------------------
$  204,639,296  $   48,796,541    $   61,554,173  $   20,099,516


    75,138,014       8,395,221        19,740,548       2,611,692
  (185,231,970)    194,977,910       (59,447,752)     41,447,579
--------------  --------------    --------------  --------------
    94,545,340     252,169,672        21,846,969      64,158,787
--------------  --------------    --------------  --------------
        (3,101)        (12,660)             (606)         (3,544)
      (325,651)    (27,630,104)         (120,373)    (11,750,219)
            --              --                --              --
       (11,794)         (2,574)           (2,551)           (557)
   (24,135,811)     (6,842,974)      (10,360,885)     (2,215,579)
            --              --                --              --
--------------  --------------    --------------  --------------
   (24,476,357)    (34,488,312)      (10,484,415)    (13,969,899)
--------------  --------------    --------------  --------------
     1,157,586       1,187,436            58,286         295,503
   937,513,568   1,605,562,132       251,308,447     680,386,312
            --              --                --              --
            --              --                --              --
            --              --                --              --
            --              --                --              --
        14,895          15,234             3,157           4,101
    24,461,462      34,473,078        10,481,258      13,965,798
            --              --                --              --
      (405,831)        (11,344)          (34,334)         (3,311)
   (11,582,818)    (30,890,846)      (16,170,797)    (74,822,468)
            --              --                --              --
--------------  --------------    --------------  --------------
   951,158,862   1,610,335,690       245,646,017     619,825,935
--------------  --------------    --------------  --------------
 1,021,227,845   1,828,017,050       257,008,571     670,014,823
 3,207,442,675   1,379,425,625     1,170,364,741     500,349,918
--------------  --------------    --------------  --------------
$4,228,670,520  $3,207,442,675    $1,427,373,312  $1,170,364,741
==============  ==============    ==============  ==============
$  204,639,354  $      328,810    $   61,554,180  $      120,986
==============  ==============    ==============  ==============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS


                                                    MFS(R) Emerging                MFS(R) Research
                                                Markets Equity Portfolio       International Portfolio
                                                ------------------------   ------------------------------
                                                      Period Ended          Period Ended     Year Ended
                                                     June 30, 2006          June 30, 2006   December 31,
                                                      (Unaudited)*           (Unaudited)        2005
                                                -------------------------  --------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income (loss)                       $  1,108,774         $   12,887,649  $    9,267,162
   Net realized gain (loss) on investments,
       futures contracts, options contracts,
       swap contracts and foreign currency
       related transactions                             (8,716,354)           160,830,193      94,646,085
   Net change in unrealized appreciation
       (depreciation) on investments,
       futures contracts options contracts,
       swap contracts and foreign currency
       related transactions                            (27,955,375)           (49,813,893)     50,115,296
                                                      ------------         --------------  --------------
   Net increase (decrease) in net assets
       resulting from operations                       (35,562,955)           123,903,949     154,028,543
                                                      ------------         --------------  --------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                                    --            (13,435,604)     (3,284,588)
     Class B                                                    --             (8,751,963)     (1,456,662)
     Class E                                                    --               (332,015)        (62,372)
   From net realized gains
     Class A                                                    --            (52,821,171)    (28,070,006)
     Class B                                                    --            (38,133,462)    (20,127,768)
     Class E                                                    --             (1,377,849)       (647,057)
                                                      ------------         --------------  --------------
   Net decrease in net assets resulting from
       distributions                                            --           (114,852,064)    (53,648,453)
                                                      ------------         --------------  --------------
CAPITAL SHARE TRANSACTIONS (NOTES 4 AND 12):
   Proceeds from shares sold
     Class A                                           283,691,324            120,871,848     291,691,172
     Class B                                             2,811,492             78,558,326      83,267,517
     Class E                                                    --              7,279,720       5,005,533
   Net asset value of shares issued through
       acquisition
     Class A                                                    --                     --              --
     Class B                                                    --                     --              --
     Class E                                                    --                     --              --
   Net asset value of shares issued through
       dividend reinvestment
     Class A                                                    --             66,256,775      31,354,594
     Class B                                                    --             46,885,425      21,584,430
     Class E                                                    --              1,709,864         709,429
   Cost of shares repurchased
     Class A                                              (626,751)          (298,636,194)    (60,712,971)
     Class B                                              (189,394)           (38,726,106)    (98,599,506)
     Class E                                                    --             (3,136,625)     (3,609,683)
                                                      ------------         --------------  --------------
   Net increase (decrease) in net assets
       from capital share transactions                 285,686,671            (18,936,967)    270,690,515
                                                      ------------         --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                250,123,716             (9,885,082)    371,070,605
   Net assets at beginning of period                            --          1,082,292,952     711,222,347
                                                      ------------         --------------  --------------
   Net assets at end of period                        $250,123,716         $1,072,407,870  $1,082,292,952
                                                      ============         ==============  ==============
   Net assets at end of period includes
       undistributed (distributions in
       excess of) net investment income               $  1,108,774         $   (1,288,778) $    8,343,155
                                                      ============         ==============  ==============

                                                  MFS(R) Value Portfolio
                                                -------------------------
                                                Period Ended   Year Ended
                                                June 30, 2006 December 31,
                                                 (Unaudited)      2005
                                                --------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income (loss)                 $    564,728  $   872,587
   Net realized gain (loss) on investments,
       futures contracts, options contracts,
       swap contracts and foreign currency
       related transactions                        3,023,697    3,414,953
   Net change in unrealized appreciation
       (depreciation) on investments,
       futures contracts options contracts,
       swap contracts and foreign currency
       related transactions                        1,416,617       52,492
                                                ------------  -----------
   Net increase (decrease) in net assets
       resulting from operations                   5,005,042    4,340,032
                                                ------------  -----------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                              --     (869,869)
     Class B                                              --           --
     Class E                                              --           --
   From net realized gains
     Class A                                        (451,145)  (3,134,554)
     Class B                                              --           --
     Class E                                              --           --
                                                ------------  -----------
   Net decrease in net assets resulting from
       distributions                                (451,145)  (4,004,423)
                                                ------------  -----------
CAPITAL SHARE TRANSACTIONS (NOTES 4 AND 12):
   Proceeds from shares sold
     Class A                                       8,604,270   31,389,149
     Class B                                              --           --
     Class E                                              --           --
   Net asset value of shares issued through
       acquisition
     Class A                                              --           --
     Class B                                              --           --
     Class E                                              --           --
   Net asset value of shares issued through
       dividend reinvestment
     Class A                                         451,145    4,004,423
     Class B                                              --           --
     Class E                                              --           --
   Cost of shares repurchased
     Class A                                     (12,088,852)  (4,323,830)
     Class B                                              --           --
     Class E                                              --           --
                                                ------------  -----------
   Net increase (decrease) in net assets
       from capital share transactions            (3,033,437)  31,069,742
                                                ------------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            1,520,460   31,405,351
   Net assets at beginning of period              78,657,754   47,252,403
                                                ------------  -----------
   Net assets at end of period                  $ 80,178,214  $78,657,754
                                                ============  ===========
   Net assets at end of period includes
       undistributed (distributions in
       excess of) net investment income         $    564,728  $        --
                                                ============  ===========

* For the period 5/1/2006 (Commencement of Operations) through 6/30/2006.

                       See notes to financial statements

      Neuberger Berman               Oppenheimer Capital
   Real Estate Portfolio           Appreciation Portfolio
---------------------------    ------------------------------
                               -------------------------------
Period Ended    Year Ended      Period Ended     Year Ended
June 30, 2006  December 31,     June 30, 2006   December 31,
 (Unaudited)       2005          (Unaudited)        2005
-----------------------------  -------------------------------
 $ 11,309,032  $  8,648,275    $    1,186,779  $    3,052,671
   55,556,352    38,205,737        63,817,210      12,108,823



   37,979,998    16,127,085       (53,137,848)     40,480,777
 ------------  ------------    --------------  --------------
  104,845,382    62,981,097        11,866,141      55,642,271
 ------------  ------------    --------------  --------------
   (3,003,924)           --        (2,452,791)       (433,925)
   (4,375,268)           --          (430,203)             --
     (830,399)           --            (5,722)           (559)
  (14,269,723)     (241,022)       (5,591,128)     (6,226,687)
  (23,475,259)     (374,964)       (3,832,768)     (4,764,940)
   (4,196,589)      (61,211)          (13,989)         (8,021)
 ------------  ------------    --------------  --------------
  (50,151,162)     (677,197)      (12,326,601)    (11,434,132)
 ------------  ------------    --------------  --------------
  254,543,687   127,230,654       106,612,204     354,953,867
   88,522,373   177,387,543        43,016,745      22,348,870
   18,819,151    30,508,431         1,390,387         967,644
           --            --                --              --
           --            --                --              --
           --            --                --              --
   17,273,647       241,022         8,043,919       6,660,612
   27,850,527       374,964         4,262,971       4,764,940
    5,026,988        61,211            19,711           8,580
  (38,114,128)  (25,455,387)     (378,000,653)    (24,679,611)
  (16,513,154)  (61,065,769)      (27,844,986)   (174,813,423)
   (2,782,029)   (4,884,222)         (129,329)       (143,802)
 ------------  ------------    --------------  --------------
  354,627,062   244,398,447      (242,629,031)    190,067,677
 ------------  ------------    --------------  --------------
  409,321,282   306,702,347      (243,089,491)    234,275,816
  571,890,378   265,188,031     1,166,866,185     932,590,369
 ------------  ------------    --------------  --------------
 $981,211,660  $571,890,378    $  923,776,694  $1,166,866,185
 ============  ============    ==============  ==============

 $ 12,297,026  $  9,197,585    $    1,270,040  $    2,971,978
 ============  ============    ==============  ==============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS


                                                            PIMCO                                 PIMCO
                                                Inflation Protected Bond Portfolio       Total Return Portfolio
                                                ---------------------------------    ------------------------------
                                                 Period Ended       Year Ended        Period Ended     Year Ended
                                                 June 30, 2006     December 31,       June 30, 2006   December 31,
                                                  (Unaudited)          2005            (Unaudited)        2005
                                                -----------------------------------  -------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income (loss)                 $   20,420,484    $  24,170,612      $   46,390,231  $   63,575,163
   Net realized gain (loss) on investments,
       futures contracts, options contracts,
       swap contracts and foreign currency
       related transactions                        (38,342,024)       5,619,012         (37,447,210)     (3,427,242)
   Net change in unrealized appreciation
       (depreciation) on investments,
       futures contracts, options contracts,
       swap contracts and foreign currency
       related transactions                          9,063,252      (14,424,086)        (20,130,161)    (14,539,883)
                                                 --------------    -------------     --------------  --------------
   Net increase (decrease) in net assets
       resulting from operations                    (8,858,288)      15,365,538         (11,187,140)     45,608,038
                                                 --------------    -------------     --------------  --------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                       (27,933,547)              --         (29,094,951)       (488,651)
     Class B                                       (13,935,944)              --         (30,169,751)             --
     Class E                                                --               --          (3,863,606)             --
   From net realized gains
     Class A                                       (19,510,353)        (942,374)           (429,560)     (5,790,054)
     Class B                                       (10,635,624)        (624,605)           (483,466)     (7,125,906)
     Class E                                                --               --             (60,275)       (941,261)
                                                 --------------    -------------     --------------  --------------
   Net decrease in net assets resulting from
       distributions                               (72,015,468)      (1,566,979)        (64,101,609)    (14,345,872)
                                                 --------------    -------------     --------------  --------------
CAPITAL SHARE TRANSACTIONS (NOTES 4 AND 12):
   Proceeds from shares sold
     Class A                                       211,006,296      419,957,174         299,013,852     433,493,009
     Class B                                        19,666,121       41,116,784         105,605,797     187,310,560
     Class E                                         1,749,270               --           3,763,980      12,424,917
   Net asset value of shares issued through
       acquisition
     Class A                                                --               --                  --              --
     Class B                                                --               --                  --              --
     Class E                                                --               --                  --              --
   Net asset value of shares issued through
       dividend reinvestment
     Class A                                        47,443,900          942,374          29,524,511       6,278,705
     Class B                                        24,571,568          624,605          30,653,217       7,125,906
     Class E                                                --               --           3,923,881         941,261
   Cost of shares repurchased
     Class A                                        (7,197,605)    (176,286,972)        (48,499,683)   (118,188,353)
     Class B                                       (28,368,717)    (162,477,994)        (29,073,548)   (131,037,069)
     Class E                                           (51,128)              --         (13,132,486)    (15,748,305)
                                                 --------------    -------------     --------------  --------------
   Net increase (decrease) in net assets
       from capital share transactions             268,819,705      123,875,971         381,779,521     382,600,631
                                                 --------------    -------------     --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS            187,945,949      137,674,530         306,490,772     413,862,797
   Net assets at beginning of period               971,211,038      833,536,508       2,166,924,608   1,753,061,811
                                                 --------------    -------------     --------------  --------------
   Net assets at end of period                  $1,159,156,987    $ 971,211,038      $2,473,415,380  $2,166,924,608
                                                 ==============    =============     ==============  ==============
   Net assets at end of period includes
       undistributed (distributions in
       excess of) net investment income         $    4,168,741    $  25,617,748      $   60,154,129  $   76,892,206
                                                 ==============    =============     ==============  ==============

* For the period 5/1/2005 (Commencement of Operations) through 12/31/2005.

                       See notes to financial statements

          Pioneer                        Pioneer
       Fund Portfolio            Mid-Cap Value Portfolio
-----------------------------  ----------------------------
Period Ended    Year Ended     Period Ended    Year Ended
June 30, 2006  December 31,    June 30, 2006  December 31,
 (Unaudited)       2005         (Unaudited)      2005*
-----------------------------  ----------------------------
 $    231,913   $   389,928      $    24,518    $   12,981

      880,285       805,103          214,348        90,270

    1,254,834     1,284,801         (215,174)      264,753
 ------------   -----------      -----------    ----------
    2,367,032     2,479,832           23,692       368,004
 ------------   -----------      -----------    ----------
     (389,928)           --             (137)      (12,844)
           --            --               --            --
           --            --               --            --
           --            --               --       (99,052)
           --            --               --            --
           --            --               --            --
 ------------   -----------      -----------    ----------
     (389,928)           --             (137)     (111,896)
 ------------   -----------      -----------    ----------
    7,126,304    14,587,987        5,747,102     6,050,498
           --            --               --            --
           --            --               --            --
           --            --               --            --
           --            --               --            --
           --            --               --            --
      389,928            --              137       111,896
           --            --               --            --
           --            --               --            --
  (18,340,110)   (3,255,212)      (1,065,222)     (268,387)
           --            --               --            --
           --            --               --            --
 ------------   -----------      -----------    ----------
  (10,823,878)   11,332,775        4,682,017     5,894,007
 ------------   -----------      -----------    ----------
   (8,846,774)   13,812,607        4,705,572     6,150,115
   46,445,862    32,633,255        6,150,115            --
 ------------   -----------      -----------    ----------
 $ 37,599,088   $46,445,862      $10,855,687    $6,150,115
 ============   ===========      ===========    ==========

 $    231,913   $   389,928      $    24,519    $      137
 ============   ===========      ===========    ==========

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS


                                                        Met/Putnam                        RCM Global
                                                Capital Opportunities Portfolio      Technology Portfolio
                                                ------------------------------    --------------------------
                                                Period Ended     Year Ended       Period Ended   Year Ended
                                                June 30, 2006   December 31,      June 30, 2006 December 31,
                                                 (Unaudited)        2005           (Unaudited)      2005
                                                --------------------------------  ---------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income (loss)                  $   (56,852)   $    122,128      $   (959,894) $ (1,650,343)
   Net realized gain (loss) on investments,
       futures contracts, options contracts,
       swap contracts and foreign currency
       related transactions                        3,697,087       7,766,693         5,926,570     6,953,255
   Net change in unrealized appreciation
       (depreciation) on investments,
       futures contracts, options contracts,
       swap contracts and foreign currency
       related transactions                         (729,315)     (3,630,599)      (20,880,795)   18,688,441
                                                 -----------     ------------     ------------  ------------
   Net increase (decrease) in net assets
       resulting from operations                   2,910,920       4,258,222       (15,914,119)   23,991,353
                                                 -----------     ------------     ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                         (42,342)       (114,714)               --            --
     Class B                                              --          (7,259)               --            --
     Class E                                              --              --                --            --
   From net realized gains
     Class A                                      (5,727,352)             --                --      (876,674)
     Class B                                        (959,870)             --                --      (596,109)
     Class E                                              --              --                --      (127,279)
                                                 -----------     ------------     ------------  ------------
   Net decrease in net assets resulting from
       distributions                              (6,729,564)       (121,973)               --    (1,600,062)
                                                 -----------     ------------     ------------  ------------
CAPITAL SHARE TRANSACTIONS (NOTES 4 AND 12):
   Proceeds from shares sold
     Class A                                         129,720         182,194        28,123,179    54,280,533
     Class B                                       1,784,068       1,131,417        11,664,965    12,578,379
     Class E                                              --              --         1,168,998     3,152,890
   Net asset value of shares issued through
       acquisition
     Class A                                              --              --                --            --
     Class B                                              --              --                --            --
     Class E                                              --              --                --            --
   Net asset value of shares issued through
       dividend reinvestment
     Class A                                       5,769,694         114,714                --       876,674
     Class B                                         959,870           7,259                --       596,109
     Class E                                              --              --                --       127,279
   Cost of shares repurchased
     Class A                                      (5,714,683)    (11,360,406)       (7,805,314)  (21,739,543)
     Class B                                        (232,594)       (300,136)       (7,985,124)  (33,588,738)
     Class E                                              --              --        (1,848,723)   (6,612,224)
                                                 -----------     ------------     ------------  ------------
   Net increase (decrease) in net assets
       from capital share transactions             2,696,075     (10,224,958)       23,317,981     9,671,359
                                                 -----------     ------------     ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS           (1,122,569)     (6,088,709)        7,403,862    32,062,650
   Net assets at beginning of period              44,832,272      50,920,981       234,430,954   202,368,304
                                                 -----------     ------------     ------------  ------------
   Net assets at end of period                   $43,709,703    $ 44,832,272      $241,834,816  $234,430,954
                                                 ===========     ============     ============  ============
   Net assets at end of period includes
       undistributed (distributions in
       excess of) net investment income          $    (2,100)   $     97,094      $ (1,270,980) $   (311,086)
                                                 ===========     ============     ============  ============

                       See notes to financial statements

        Third Avenue                   T. Rowe Price
  Small Cap Value Portfolio       Mid-Cap Growth Portfolio
-----------------------------   ---------------------------
                                ----------------------------
 Period Ended    Year Ended     Period Ended    Year Ended
 June 30, 2006  December 31,    June 30, 2006  December 31,
  (Unaudited)       2005         (Unaudited)       2005
------------------------------  ----------------------------
$    4,522,670  $  5,949,793     $  2,271,678  $ (1,419,635)

    35,526,072    68,073,177       32,238,173    27,433,324


     8,283,456    42,454,775      (30,810,415)   60,461,149
--------------  ------------     ------------  ------------
    48,332,198   116,477,745        3,699,436    86,474,838
--------------  ------------     ------------  ------------
    (3,530,186)      (10,096)              --            --
    (2,105,383)           --               --            --
            --            --               --            --
   (36,415,883)   (1,265,346)      (9,673,087)   (5,461,986)
   (31,848,347)   (1,181,476)     (15,221,389)   (9,053,591)
            --            --         (915,496)     (540,525)
--------------  ------------     ------------  ------------
   (73,899,799)   (2,456,918)     (25,809,972)  (15,056,102)
--------------  ------------     ------------  ------------
   237,081,006   249,766,650      102,577,354   104,028,840
    55,343,478    51,457,416       46,949,219    67,933,231
            --            --        4,892,434     4,560,665
            --            --               --            --
            --            --               --            --
            --            --               --            --
    39,946,069     1,275,442        9,673,087     5,461,986
    33,953,730     1,181,476       15,221,389     9,053,591
            --            --          915,496       540,525
   (26,661,857)  (40,330,085)     (32,157,945)  (23,738,562)
   (22,916,789)  (99,926,029)     (20,840,733)  (41,260,267)
            --            --       (2,937,809)   (3,649,516)
--------------  ------------     ------------  ------------
   316,745,637   163,424,870      124,292,492   122,930,493
--------------  ------------     ------------  ------------
   291,178,036   277,445,697      102,181,956   194,349,229
   919,251,048   641,805,351      706,571,452   512,222,223
--------------  ------------     ------------  ------------
$1,210,429,084  $919,251,048     $808,753,408  $706,571,452
==============  ============     ============  ============

$    4,682,413  $  5,795,312     $  2,271,354  $       (324)
==============  ============     ============  ============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS



                                                      Turner Mid-Cap                    Van Kampen
                                                     Growth Portfolio               Comstock Portfolio
                                                --------------------------    -----------------------------
                                                Period Ended   Year Ended      Period Ended     Year Ended
                                                June 30, 2006 December 31,     June 30, 2006   December 31,
                                                 (Unaudited)      2005          (Unaudited)       2005*
                                                ----------------------------  ------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income (loss)                 $    201,262  $   (710,126)   $    11,137,651  $ 10,196,739
   Net realized gain (loss) on investments,
       futures contracts, options contracts,
       swap contracts and foreign currency
       related transactions                       15,066,896    14,603,388         10,228,064    20,570,455
   Net change in unrealized appreciation
       (depreciation) on investments,
       futures contracts, options contracts,
       swap contracts and foreign currency
       related transactions                       (8,006,476)    9,040,584         18,666,529    15,305,936
                                                ------------  ------------    ---------------  ------------
   Net increase (decrease) in net assets
       resulting from operations                   7,261,682    22,933,846         40,032,244    46,073,130
                                                ------------  ------------    ---------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                              --            --           (114,929)   (9,510,987)
     Class B                                              --            --               (343)     (581,432)
     Class E                                              --            --                 --            --
   From net realized gains
     Class A                                      (2,235,951)   (5,462,769)       (12,670,822)   (6,607,338)
     Class B                                        (806,556)   (1,854,841)        (1,086,600)     (437,105)
     Class E                                              --            --                 --            --
                                                ------------  ------------    ---------------  ------------
   Net decrease in net assets resulting from
       distributions                              (3,042,507)   (7,317,610)       (13,872,694)  (17,136,862)
                                                ------------  ------------    ---------------  ------------
CAPITAL SHARE TRANSACTIONS (NOTES 4 AND 12):
   Proceeds from shares sold
     Class A                                      51,174,642    87,692,909        202,217,289   848,244,972
     Class B                                      12,794,005     5,696,494         48,116,093    57,432,155
     Class E                                              --            --                 --            --
   Net asset value of shares issued through
       acquisition
     Class A                                              --            --                 --            --
     Class B                                              --            --                 --            --
     Class E                                              --            --                 --            --
   Net asset value of shares issued through
       dividend reinvestment
     Class A                                       2,235,951     5,462,769         12,785,751    16,118,325
     Class B                                         806,556     1,854,841          1,086,943     1,018,537
     Class E                                              --            --                 --            --
   Cost of shares repurchased
     Class A                                     (13,947,055)  (13,635,347)      (153,583,034)  (11,895,805)
     Class B                                      (3,519,130)  (33,373,544)        (1,038,733)     (650,410)
     Class E                                              --            --                 --            --
                                                ------------  ------------    ---------------  ------------
   Net increase (decrease) in net assets
       from capital share transactions            49,544,969    53,698,122        109,584,309   910,267,774
                                                ------------  ------------    ---------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS           53,764,144    69,314,358        135,743,859   939,204,042
   Net assets at beginning of period             225,557,006   156,242,648        939,204,042            --
                                                ------------  ------------    ---------------  ------------
   Net assets at end of period                  $279,321,150  $225,557,006    $ 1,074,947,901  $939,204,042
                                                ============  ============    ===============  ============
   Net assets at end of period includes
       undistributed (distributions in
       excess of) net investment income         $    199,929  $      1,333    $    11,137,743  $    115,364
                                                ============  ============    ===============  ============

* For the period 5/1/2005 (Commencement of Operations) through 12/31/2005.

                       See notes to financial statements

                     (THIS PAGE INTENTIONALLY LEFT BLANK)

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS



                                                      NET ASSET                   NET REALIZED/             DIVIDENDS
                                                      VALUE                       UNREALIZED     TOTAL FROM FROM NET
                                                      BEGINNING OF NET INVESTMENT GAIN (LOSS) ON INVESTMENT INVESTMENT
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: PERIOD       INCOME (LOSS)  INVESTMENTS    OPERATIONS INCOME
     MET/AIM SMALL CAP GROWTH PORTFOLIO               ------------ -------------- -------------- ---------- ----------

       Class A
       06/30/2006--(Unaudited)                           $13.66     $  (0.04)(a)  $    1.02 (a)   $  0.98    $    --
       12/31/2005                                         12.84        (0.07)(a)       1.18 (a)      1.11         --
       12/31/2004                                         12.03        (0.09)(a)       0.90 (a)      0.81         --
       12/31/2003                                          8.65        (0.08)(a)       3.46 (a)      3.38         --
       01/02/2002 to 12/31/2002 (b)                       11.85        (0.11)(a)      (3.09)(a)    (3.20)         --
------------------------------                        ------------ -------------- -------------- ---------- ----------

       Class B
       06/30/2006--(Unaudited)                            13.51        (0.06)(a)       1.07 (a)      1.01         --
       12/31/2005                                         12.74        (0.10)(a)       1.16 (a)      1.06         --
       12/31/2004                                         11.97        (0.12)(a)       0.89 (a)      0.77         --
       12/31/2003                                          8.62        (0.11)(a)       3.46 (a)      3.35         --
       12/31/2002                                         11.89        (0.08)(a)      (3.19)(a)    (3.27)         --
       10/09/2001 to 12/31/2001 (c)                       10.00        (0.02)(a)       1.91 (a)      1.89         --
------------------------------                        ------------ -------------- -------------- ---------- ----------

       Class E
       06/30/2006--(Unaudited)                            13.60        (0.05)(a)       1.06 (a)      1.01         --
       12/31/2005                                         12.80        (0.09)(a)       1.18 (a)      1.09         --
       12/31/2004                                         12.01        (0.11)(a)       0.90 (a)      0.79         --
       12/31/2003                                          8.64        (0.10)(a)       3.47 (a)      3.37         --
       04/01/2002 to 12/31/2002 (d)                       11.54        (0.05)(a)      (2.85)(a)    (2.90)         --
------------------------------                        ------------ -------------- -------------- ---------- ----------
     BATTERYMARCH GROWTH AND INCOME PORTFOLIO         ------------ -------------- -------------- ---------- ----------

       Class A
      05/01/2006 to 06/30/2006--(Unaudited) (e)          $20.73     $  (0.05)(a)  $   (0.52)(a)   $(0.57)    $    --
------------------------------                        ------------ -------------- -------------- ---------- ----------
     BATTERYMARCH MID-CAP STOCK PORTFOLIO             ------------ -------------- -------------- ---------- ----------

       Class A
       06/30/2006--(Unaudited)                           $21.96     $   0.03 (a)  $    0.98 (a)   $  1.01    $(0.13)
       12/31/2005                                         19.76         0.14 (a)       2.29 (a)      2.43         --
       12/31/2004 ++                                      17.49         0.05 (a)       2.82 (a)      2.87     (0.05)
       12/31/2003 ++                                      13.11             0.05           4.38      4.43     (0.05)
       12/31/2002 ++                                      15.41             0.03         (2.23)    (2.20)     (0.08)
       12/31/2001 ++                                      17.26         0.06 (a)      (0.78)(a)    (0.72)     (0.04)
------------------------------                        ------------ -------------- -------------- ---------- ----------
     DREMAN SMALL-CAP VALUE PORTFOLIO                 ------------ -------------- -------------- ---------- ----------

       Class A
       06/30/2006--(Unaudited)                           $11.20     $   0.08 (a)  $    1.27 (a)   $  1.35    $   --+
       05/01/2005 to 12/31/2005 (f)                       10.00         0.07 (a)       1.30 (a)      1.37     (0.05)
------------------------------                        ------------ -------------- -------------- ---------- ----------
     FEDERATED HIGH YIELD PORTFOLIO                   ------------ -------------- -------------- ---------- ----------

       Class A
       06/30/2006--(Unaudited)                           $ 8.84     $   0.32 (a)  $   (0.08)(a)   $  0.24    $(0.74)
       12/31/2005                                          8.62         0.63 (a)      (0.41)(a)      0.22         --
       12/31/2004 ++                                       8.41             0.64           0.23      0.87     (0.66)
       12/31/2003 ++                                       7.37         0.65 (a)       1.00 (a)      1.65     (0.61)
       12/31/2002 ++                                       8.55         0.74 (a)      (0.46)(a)      0.28     (1.46)
       12/31/2001 ++                                       9.50      0.97 (a)(i)   (0.77)(a)(i)      0.20     (1.15)
------------------------------                        ------------ -------------- -------------- ---------- ----------


                                                      DISTRIBUTIONS
                                                      FROM NET
                                                      REALIZED      RETURN OF
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: CAPITAL GAINS CAPITAL
     MET/AIM SMALL CAP GROWTH PORTFOLIO               ------------- ---------

       Class A
       06/30/2006--(Unaudited)                           $(1.87)       $--
       12/31/2005                                         (0.29)        --
       12/31/2004                                             --        --
       12/31/2003                                             --        --
       01/02/2002 to 12/31/2002 (b)                           --        --
------------------------------                        ------------- ---------

       Class B
       06/30/2006--(Unaudited)                            (1.87)        --
       12/31/2005                                         (0.29)        --
       12/31/2004                                             --        --
       12/31/2003                                             --        --
       12/31/2002                                             --        --
       10/09/2001 to 12/31/2001 (c)                           --        --
------------------------------                        ------------- ---------

       Class E
       06/30/2006--(Unaudited)                            (1.87)        --
       12/31/2005                                         (0.29)        --
       12/31/2004                                             --        --
       12/31/2003                                             --        --
       04/01/2002 to 12/31/2002 (d)                           --        --
------------------------------                        ------------- ---------
     BATTERYMARCH GROWTH AND INCOME PORTFOLIO         ------------- ---------

       Class A
      05/01/2006 to 06/30/2006--(Unaudited) (e)          $    --       $--
------------------------------                        ------------- ---------
     BATTERYMARCH MID-CAP STOCK PORTFOLIO             ------------- ---------

       Class A
       06/30/2006--(Unaudited)                           $(3.79)       $--
       12/31/2005                                         (0.23)        --
       12/31/2004 ++                                      (0.55)        --
       12/31/2003 ++                                          --        --
       12/31/2002 ++                                      (0.02)        --
       12/31/2001 ++                                      (1.09)        --
------------------------------                        ------------- ---------
     DREMAN SMALL-CAP VALUE PORTFOLIO                 ------------- ---------

       Class A
       06/30/2006--(Unaudited)                           $(0.04)       $--
       05/01/2005 to 12/31/2005 (f)                       (0.12)        --
------------------------------                        ------------- ---------
     FEDERATED HIGH YIELD PORTFOLIO                   ------------- ---------

       Class A
       06/30/2006--(Unaudited)                           $    --       $--
       12/31/2005                                             --        --
       12/31/2004 ++                                          --        --
       12/31/2003 ++                                          --        --
       12/31/2002 ++                                          --        --
       12/31/2001 ++                                          --        --
------------------------------                        ------------- ---------

*  Annualized
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
+ Rounds to less than $0.005 per share
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--01/02/2002.
(c) Commencement of operations--10/09/2001.
(d) Commencement of operations--04/01/2002.

                       See notes to financial statements

                                                               RATIO OF     RATIO OF
                                                               EXPENSES TO  EXPENSES TO   RATIO OF NET
                                                   RATIO OF    AVERAGE NET  AVERAGE NET   INVESTMENT
              NET ASSET              NET ASSETS    EXPENSES TO ASSETS AFTER ASSETS BEFORE INCOME (LOSS)
TOTAL         VALUE END              END OF PERIOD AVERAGE NET BROKER       REIMBURSEMENT TO AVERAGE    PORTFOLIO
DISTRIBUTIONS OF PERIOD TOTAL RETURN (IN MILLIONS) ASSETS**    REBATES**    AND REBATES   NET ASSETS    TURNOVER RATE
------------- --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

   $(1.87)     $12.77       6.38%       $254.3        0.94%*    N/A             0.97%*      (0.60)%*        37.2%
    (0.29)      13.66        8.59        215.4          0.99    N/A            0.96(g)        (0.53)         74.8
        --      12.84        6.73         92.5          1.03    N/A            1.02(g)        (0.74)         94.9
        --      12.03       39.08          6.2          1.04    N/A               1.16        (0.78)         29.8
        --       8.65     (27.00)          6.7         1.05*   1.03%*            2.10*       (0.64)*        19.50
---------     --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

    (1.87)      12.65        6.72        301.4         1.19*    N/A              1.22*       (0.85)*         37.2
    (0.29)      13.51        8.27        297.1          1.25    N/A            1.20(g)        (0.80)         74.8
        --      12.74        6.43        309.7          1.29    N/A            1.23(g)        (1.03)         94.9
        --      11.97       38.86        206.3          1.30    N/A               1.36        (1.04)         29.8
        --       8.62     (27.50)         47.1          1.30   1.28               2.32        (0.87)         19.5
        --      11.89       18.90          7.6         1.30*    N/A              5.22*       (0.92)*          5.1
---------     --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

    (1.87)      12.74        6.67         14.3         1.09*    N/A              1.12*       (0.75)*         37.2
    (0.29)      13.60        8.46         13.4          1.15    N/A            1.11(g)        (0.70)         74.8
        --      12.80        6.58         12.4          1.18    N/A            1.13(g)        (0.93)         94.9
        --      12.01       39.00          8.6          1.20    N/A               1.25        (0.94)         29.8
        --       8.64     (25.13)          1.8         1.20*   1.18*             2.23*       (0.77)*         19.5
---------     --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
------------- --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

   $    --     $20.16     (2.75)%       $465.5        0.65%*    N/A             0.73%*        1.55%*        14.4%
---------     --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
------------- --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

   $(3.92)     $19.05       3.61%       $183.7        0.85%*    N/A             0.85%*        0.25%*        86.8%
    (0.23)      21.96       12.42          207          0.82    N/A               0.82          0.68          116
    (0.60)      19.76       16.45          198       0.80(h)    N/A               0.82          0.28           91
    (0.05)      17.49       33.75          165          0.82    N/A               0.82          0.38           61
    (0.10)      13.11     (14.32)          111          0.85    N/A               0.85          0.23           67
    (1.13)      15.41      (4.02)          113          0.83    N/A               0.83          0.37           40
---------     --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
------------- --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

   $(0.04)     $12.51      12.14%       $ 38.8        1.10%*    N/A             2.41%*        1.36%*        66.5%
    (0.17)      11.20       13.56            5         1.10*    N/A              3.83*         0.86*           55
---------     --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
------------- --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

   $(0.74)     $ 8.34       2.67%       $ 76.9        0.88%*    N/A             0.89%*        7.33%*        15.9%
        --       8.84        2.55           84          0.87    N/A               0.87          7.28           36
    (0.66)       8.62       10.38           87       0.83(h)    N/A               0.87          7.42           38
    (0.61)       8.41       22.39           76          0.90    N/A               0.90          7.93           57
    (1.46)       7.37        3.72           48          0.89    N/A               0.89          9.09           58
    (1.15)       8.55        1.94           40          0.89    N/A               0.89      10.45(i)           44
---------     --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

(e) Commencement of operations--05/01/2006.
(f) Commencement of operations--05/01/2005.
(g) Excludes effect of Deferred Expense Reimbursement--See note 3 of financial statements.
(h) The investment manager waived a portion of its management fee for the year.
(i) Effective January 1, 2001, the Portfolio adopted a change in the accounting method that requires the Portfolio to amortize premiums and accrete all discounts. Per share information, ratios and supplemental data for the periods prior to December 1, 2001, have not been restated to reflect this change in presentation. Without the adoption of this change, for the year ended
December 31, 2001, those amounts would have been $0.98, $0.78 and 10.51% for the net investment income, net realized and unrealized loss and the ratio net investment income to average net assets, respectively.
++ Audited by other Independent Registered Public Accounting Firm.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS



                                                      NET ASSET                   NET REALIZED/             DIVIDENDS
                                                      VALUE                       UNREALIZED     TOTAL FROM FROM NET
                                                      BEGINNING OF NET INVESTMENT GAIN (LOSS) ON INVESTMENT INVESTMENT
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: PERIOD       INCOME (LOSS)  INVESTMENTS    OPERATIONS INCOME
     CYCLICAL GROWTH ETF PORTFOLIO                    ------------ -------------- -------------- ---------- ----------

       Class A
      05/01/2006 to 06/30/2006--(Unaudited) (f)          $10.76      $ 0.03 (a)     $(0.36)(a)    $(0.33)    $    --
------------------------------                        ------------ -------------- -------------- ---------- ----------

       Class B
       06/30/2006--(Unaudited)                            10.14        0.39 (a)      (0.09)(a)       0.30     (0.01)
       10/01/2005 to 12/31/2005 (e)                       10.00        0.10 (a)       0.10 (a)       0.20     (0.06)
------------------------------                        ------------ -------------- -------------- ---------- ----------

       Class E
      05/01/2006 to 06/30/2006--(Unaudited) (f)           10.76        0.04 (a)      (0.37)(a)     (0.33)         --
------------------------------                        ------------ -------------- -------------- ---------- ----------
     CYCLICAL GROWTH AND INCOME ETF PORTFOLIO         ------------ -------------- -------------- ---------- ----------

       Class A
      05/01/2006 to 06/30/2006--(Unaudited) (f)          $10.56      $ 0.03 (a)     $(0.30)(a)    $(0.27)    $    --
------------------------------                        ------------ -------------- -------------- ---------- ----------

       Class B
       06/30/2006--(Unaudited)                            10.11        0.06 (a)       0.15 (a)       0.21     (0.03)
       10/01/2005 to 12/31/2005 (e)                       10.00        0.09 (a)       0.08 (a)       0.17     (0.06)
------------------------------                        ------------ -------------- -------------- ---------- ----------

       Class E
      05/01/2006 to 06/30/2006--(Unaudited) (f)           10.56        0.04 (a)      (0.32)(a)     (0.28)         --
------------------------------                        ------------ -------------- -------------- ---------- ----------
     GOLDMAN SACHS MID-CAP VALUE PORTFOLIO            ------------ -------------- -------------- ---------- ----------

       Class A
       06/30/2006--(Unaudited)                           $12.54      $ 0.06 (a)     $ 0.53 (a)    $  0.59    $    --
       12/31/2005                                         11.94        0.15 (a)       1.38 (a)       1.53     (0.11)
       05/01/2004 to 12/31/2004 (g)                       10.00        0.09 (a)       2.01 (a)       2.10     (0.05)
------------------------------                        ------------ -------------- -------------- ---------- ----------

       Class B
       06/30/2006--(Unaudited)                            12.55        0.05 (a)       0.52 (a)       0.57         --
       12/31/2005                                         11.95        0.11 (a)       1.39 (a)       1.50     (0.08)
       05/01/2004 to 12/31/2004 (g)                       10.00        0.05 (a)       2.04 (a)       2.09     (0.03)
------------------------------                        ------------ -------------- -------------- ---------- ----------
     HARRIS OAKMARK INTERNATIONAL PORTFOLIO           ------------ -------------- -------------- ---------- ----------

       Class A
       06/30/2006--(Unaudited)                           $16.23      $ 0.22 (a)     $ 1.71 (a)    $  1.93    $(0.49)
       12/31/2005                                         14.36        0.21 (a)       1.87 (a)       2.08     (0.02)
       12/31/2004                                         11.89        0.04 (a)       2.43 (a)       2.47        --+
       12/31/2003                                          8.89       (0.08)(a)       3.22 (a)       3.14     (0.11)
       01/02/2002 to 12/31/2002 (b)                       10.81        0.06 (a)      (1.97)(a)     (1.91)     (0.01)
------------------------------                        ------------ -------------- -------------- ---------- ----------

       Class B
       06/30/2006--(Unaudited)                            16.11        0.19 (a)       1.70 (a)       1.89     (0.45)
       12/31/2005                                         14.27        0.17 (a)       1.86 (a)       2.03         --
       12/31/2004                                         11.84        0.16 (a)       2.27 (a)       2.43         --
       12/31/2003                                          8.87        0.02 (a)       3.08 (a)       3.10     (0.10)
       12/31/2002                                         10.84        0.01 (a)      (1.97)(a)     (1.96)     (0.01)
       10/09/2001 to 12/31/2001 (c)                       10.00       (0.02)(a)       0.99 (a)       0.97     (0.01)
------------------------------                        ------------ -------------- -------------- ---------- ----------

       Class E
       06/30/2006--(Unaudited)                            16.14        0.20 (a)       1.70 (a)       1.90     (0.46)
       12/31/2005                                         14.30        0.19 (a)       1.85 (a)       2.04     (0.01)
       12/31/2004                                         11.85        0.17 (a)       2.28 (a)       2.45        --+
       12/31/2003                                          8.87        0.03 (a)       3.08 (a)       3.11     (0.10)
       04/01/2002 to 12/31/2002 (d)                       10.70       (0.01)(a)      (1.81)(a)     (1.82)     (0.01)
------------------------------                        ------------ -------------- -------------- ---------- ----------


                                                      DISTRIBUTIONS
                                                      FROM NET
                                                      REALIZED      RETURN OF
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: CAPITAL GAINS CAPITAL
     CYCLICAL GROWTH ETF PORTFOLIO                    ------------- ---------

       Class A
      05/01/2006 to 06/30/2006--(Unaudited) (f)          $    --       $--
------------------------------                        ------------- ---------

       Class B
       06/30/2006--(Unaudited)                            (0.01)        --
       10/01/2005 to 12/31/2005 (e)                           --        --
------------------------------                        ------------- ---------

       Class E
      05/01/2006 to 06/30/2006--(Unaudited) (f)               --        --
------------------------------                        ------------- ---------
     CYCLICAL GROWTH AND INCOME ETF PORTFOLIO         ------------- ---------

       Class A
      05/01/2006 to 06/30/2006--(Unaudited) (f)          $    --       $--
------------------------------                        ------------- ---------

       Class B
       06/30/2006--(Unaudited)                            (0.01)        --
       10/01/2005 to 12/31/2005 (e)                           --        --
------------------------------                        ------------- ---------

       Class E
      05/01/2006 to 06/30/2006--(Unaudited) (f)               --        --
------------------------------                        ------------- ---------
     GOLDMAN SACHS MID-CAP VALUE PORTFOLIO            ------------- ---------

       Class A
       06/30/2006--(Unaudited)                           $(0.11)       $--
       12/31/2005                                         (0.82)        --
       05/01/2004 to 12/31/2004 (g)                       (0.11)        --
------------------------------                        ------------- ---------

       Class B
       06/30/2006--(Unaudited)                            (0.11)        --
       12/31/2005                                         (0.82)        --
       05/01/2004 to 12/31/2004 (g)                       (0.11)        --
------------------------------                        ------------- ---------
     HARRIS OAKMARK INTERNATIONAL PORTFOLIO           ------------- ---------

       Class A
       06/30/2006--(Unaudited)                           $(1.22)       $--
       12/31/2005                                         (0.19)        --
       12/31/2004                                             --        --
       12/31/2003                                         (0.03)        --
       01/02/2002 to 12/31/2002 (b)                           --        --
------------------------------                        ------------- ---------

       Class B
       06/30/2006--(Unaudited)                            (1.22)        --
       12/31/2005                                         (0.19)        --
       12/31/2004                                             --        --
       12/31/2003                                         (0.03)        --
       12/31/2002                                             --        --
       10/09/2001 to 12/31/2001 (c)                       (0.12)        --
------------------------------                        ------------- ---------

       Class E
       06/30/2006--(Unaudited)                            (1.22)        --
       12/31/2005                                         (0.19)        --
       12/31/2004                                             --        --
       12/31/2003                                         (0.03)        --
       04/01/2002 to 12/31/2002 (d)                           --        --
------------------------------                        ------------- ---------

*  Annualized
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
+ Rounds to less than $0.005 per share
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--01/02/2002.

                       See notes to financial statements

                                                               RATIO OF     RATIO OF
                                                               EXPENSES TO  EXPENSES TO   RATIO OF NET
                                                   RATIO OF    AVERAGE NET  AVERAGE NET   INVESTMENT
              NET ASSET              NET ASSETS    EXPENSES TO ASSETS AFTER ASSETS BEFORE INCOME (LOSS)
TOTAL         VALUE END              END OF PERIOD AVERAGE NET BROKER       REIMBURSEMENT TO AVERAGE    PORTFOLIO
DISTRIBUTIONS OF PERIOD TOTAL RETURN (IN MILLIONS) ASSETS**    REBATES**    AND REBATES   NET ASSETS    TURNOVER RATE
------------- --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

   $    --     $10.43     (3.07)%       $   --       0.55%*     N/A             0.55%*        1.88%*         6.2%
---------     --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

    (0.02)      10.42        3.00        203.5        0.78*     N/A              0.78*         0.76*          6.2
    (0.06)      10.14        2.04         11.6        0.80*     N/A              2.59*         3.85*          6.2
---------     --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

        --      10.43      (3.07)          0.3        0.74*     N/A              0.74*         2.45*          6.2
---------     --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
------------- --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

   $    --     $10.29     (2.56)%       $   --       0.55%*     N/A             0.55%*        1.84%*         5.8%
---------     --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

    (0.04)      10.28        1.99        179.9        0.79*     N/A              0.79*         1.22*          5.8
    (0.06)      10.11        1.65          7.2        0.80*     N/A              3.73*         3.31*          3.5
---------     --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

        --      10.28      (2.56)           --        0.76*     N/A              0.76*         2.28*          5.8
---------     --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
------------- --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

   $(0.11)     $13.02       4.69%       $224.8       0.78%*     N/A             0.80%*        0.93%*        37.0%
    (0.93)      12.54       12.76        285.0         0.79     N/A               0.79          1.15         51.4
    (0.16)      11.94       20.98        126.0        0.97*     N/A              0.98*         1.19*         40.8
---------     --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

    (0.11)      13.01        4.52        166.0        1.03*     N/A              1.05*         0.78*         37.0
    (0.90)      12.55       12.54        137.1         1.03     N/A               1.03          0.87         51.4
    (0.14)      11.95       20.85        104.0        1.14*     N/A              1.14*         0.71*         40.8
---------     --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
------------- --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

   $(1.71)     $16.45      11.68%       $776.2       0.95%*     N/A             0.96%*        2.59%*        28.6%
    (0.21)      16.23       14.48        644.5         0.94     N/A            0.96(h)          1.37         11.5
        --      14.36       20.80        276.4         1.04     N/A            1.03(h)          0.32         11.3
    (0.14)      11.89       35.36          8.4         1.16    1.15%           1.21(h)          0.80         22.1
    (0.01)       8.89     (17.64)          4.8        1.10*    1.08*             2.49*         0.68*         82.0
---------     --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

    (1.67)      16.33       11.50        685.5        1.21*     N/A              1.21*         2.24*         28.6
    (0.19)      16.11       14.24        554.3         1.19     N/A            1.20(h)          1.11         11.5
        --      14.27       20.52        483.9         1.23     N/A            1.22(h)          1.27         11.3
    (0.13)      11.84       34.96        288.0         1.43    1.43            1.33(h)          0.17         22.1
    (0.01)       8.87     (18.09)         17.9         1.35    1.31               2.64          0.15         82.0
    (0.13)      10.84        9.69          5.8        1.35*     N/A              5.69*       (0.07)*         22.5
---------     --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

    (1.68)      16.36       11.59        158.7        1.11*     N/A              1.11*         2.34*         28.6
    (0.20)      16.14       14.27        130.4         1.09     N/A            1.10(h)          1.25         11.5
        --      14.30       20.69         75.5         1.14     N/A            1.12(h)          1.31         11.3
    (0.13)      11.85       35.14         23.6         1.33    1.33            1.24(h)          0.24         22.1
    (0.01)       8.87     (16.99)          1.5        1.25*    1.22*             2.42*       (0.16)*         82.0
---------     --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

(c) Commencement of operations--10/09/2001.
(d) Commencement of operations--04/01/2002.
(e) Commencement of operations--10/01/2005.
(f) Commencement of operations--05/01/2006.
(g) Commencement of operations--05/01/2004.
(h) Excludes effect of Deferred Expense Reimbursement--See note 3 of financial statements.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS



                                                      NET ASSET                   NET REALIZED/             DIVIDENDS
                                                      VALUE                       UNREALIZED     TOTAL FROM FROM NET
                                                      BEGINNING OF NET INVESTMENT GAIN (LOSS) ON INVESTMENT INVESTMENT
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: PERIOD       INCOME (LOSS)  INVESTMENTS    OPERATIONS INCOME
        JANUS AGGRESSIVE GROWTH PORTFOLIO             ------------ -------------- -------------- ---------- ----------

          Class A
          06/30/2006--(Unaudited)                        $ 8.70      $ 0.02 (a)    $ (0.16)(a)    $ (0.14)   $     --
          12/31/2005                                       7.65          -- (a)       1.06 (a)        1.06         --
          12/31/2004                                       7.03        0.01 (a)       0.61 (a)        0.62         --
          12/31/2003                                       5.37       (0.01)(a)       1.67 (a)        1.66         --
          01/02/2002 to 12/31/2002 (b)                     7.44        0.01 (a)      (2.08)(a)      (2.07)    (0.00)+
-----------------------------                         ------------ -------------- -------------- ---------- ----------

          Class B
          06/30/2006--(Unaudited)                          8.60        0.01 (a)      (0.16)(a)      (0.15)         --
          12/31/2005                                       7.58       (0.02)(a)       1.05 (a)        1.03         --
          12/31/2004                                       6.99       (0.01)(a)       0.60 (a)        0.59         --
          12/31/2003                                       5.34       (0.02)(a)       1.67 (a)        1.65         --
          12/31/2002                                       7.40       (0.01)(a)      (2.05)(a)      (2.06)    (0.00)+
          02/12/2001 to 12/31/2001 (c)                    10.00          --+(a)      (2.60)(a)      (2.60)         --
-----------------------------                         ------------ -------------- -------------- ---------- ----------

          Class E
          06/30/2006--(Unaudited)                          8.62        0.01 (a)      (0.16)(a)      (0.15)         --
          12/31/2005                                       7.59       (0.01)(a)       1.05 (a)        1.04         --
          12/31/2004                                       6.99          -- (a)       0.60 (a)        0.60         --
          04/17/2003 to 12/31/2003 (d)                     5.65       (0.01)(a)       1.35 (a)        1.34         --
-----------------------------                         ------------ -------------- -------------- ---------- ----------
        JANUS CAPITAL APPRECIATION PORTFOLIO          ------------ -------------- -------------- ---------- ----------

          Class A
          06/30/2006--(Unaudited)                        $78.28      $ 0.08 (a)    $ (6.17)(a)    $ (6.09)   $     --
          12/31/2005                                      66.23       (0.04)(a)      12.09 (a)       12.05         --
          12/31/2004 ++                                   55.41       (0.09)(a)      10.91 (a)       10.82         --
          12/31/2003 ++                                   44.38        0.07 (a)          10.99       11.06     (0.03)
          12/31/2002 ++                                   60.30        0.14 (a)        (15.24)     (15.10)     (0.81)
          12/31/2001 ++                                   82.01        0.61 (a)     (22.01)(a)     (21.40)     (0.31)
-----------------------------                         ------------ -------------- -------------- ---------- ----------
        LAZARD MID-CAP PORTFOLIO                      ------------ -------------- -------------- ---------- ----------

          Class A
          06/30/2006--(Unaudited)                        $13.65      $ 0.06 (a)    $  0.39 (a)    $   0.45   $ (0.08)
          12/31/2005                                      14.13        0.04 (a)       1.16 (a)        1.20     (0.06)
          12/31/2004                                      12.33        0.08 (a)       1.72 (a)        1.80         --
          12/31/2003                                       9.85        0.01 (a)       2.58 (a)        2.59     (0.01)
          01/02/2002 to 12/31/2002 (b)                    10.98        0.03 (a)      (1.15)(a)      (1.12)      0.00+
-----------------------------                         ------------ -------------- -------------- ---------- ----------

          Class B
          06/30/2006--(Unaudited)                         13.57        0.03 (a)       0.40 (a)        0.43     (0.04)
          12/31/2005                                      14.05        0.05 (a)       1.10 (a)        1.15     (0.01)
          12/31/2004                                      12.29        0.02 (a)       1.74 (a)        1.76         --
          12/31/2003                                       9.83       (0.01)(a)       2.57 (a)        2.56        --+
          12/31/2002                                      11.02          -- (a)      (1.18)(a)      (1.18)        --+
          10/09/2001 to 12/31/2001 (e)                    10.00          --+(a)       1.03 (a)        1.03     (0.01)
-----------------------------                         ------------ -------------- -------------- ---------- ----------

          Class E
          06/30/2006--(Unaudited)                         13.61        0.04 (a)       0.40 (a)        0.44     (0.06)
          12/31/2005                                      14.10        0.07 (a)       1.10 (a)        1.17     (0.04)
          12/31/2004                                      12.32        0.04 (a)       1.74 (a)        1.78         --
          12/31/2003                                       9.84          -- (a)       2.58 (a)        2.58        --+
          04/01/2002 to 12/31/2002 (f)                    11.60        0.01 (a)      (1.76)(a)      (1.75)        --+
-----------------------------                         ------------ -------------- -------------- ---------- ----------


                                                      DISTRIBUTIONS
                                                      FROM NET
                                                      REALIZED      RETURN OF
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: CAPITAL GAINS CAPITAL
        JANUS AGGRESSIVE GROWTH PORTFOLIO             ------------- ---------

          Class A
          06/30/2006--(Unaudited)                        $(0.50)    $     --
          12/31/2005                                      (0.01)          --
          12/31/2004                                          --          --
          12/31/2003                                          --          --
          01/02/2002 to 12/31/2002 (b)                        --          --
-----------------------------                         ------------- ---------

          Class B
          06/30/2006--(Unaudited)                         (0.50)          --
          12/31/2005                                      (0.01)          --
          12/31/2004                                          --          --
          12/31/2003                                          --          --
          12/31/2002                                          --          --
          02/12/2001 to 12/31/2001 (c)                        --          --
-----------------------------                         ------------- ---------

          Class E
          06/30/2006--(Unaudited)                         (0.50)          --
          12/31/2005                                      (0.01)          --
          12/31/2004                                          --          --
          04/17/2003 to 12/31/2003 (d)                        --          --
-----------------------------                         ------------- ---------
        JANUS CAPITAL APPRECIATION PORTFOLIO          ------------- ---------

          Class A
          06/30/2006--(Unaudited)                        $(2.91)    $     --
          12/31/2005                                          --          --
          12/31/2004 ++                                       --          --
          12/31/2003 ++                                       --     (0.00)+
          12/31/2002 ++                                       --      (0.01)
          12/31/2001 ++                                       --          --
-----------------------------                         ------------- ---------
        LAZARD MID-CAP PORTFOLIO                      ------------- ---------

          Class A
          06/30/2006--(Unaudited)                        $(1.68)    $     --
          12/31/2005                                      (1.62)          --
          12/31/2004                                          --          --
          12/31/2003                                      (0.10)          --
          01/02/2002 to 12/31/2002 (b)                    (0.01)          --
-----------------------------                         ------------- ---------

          Class B
          06/30/2006--(Unaudited)                         (1.68)          --
          12/31/2005                                      (1.62)          --
          12/31/2004                                          --          --
          12/31/2003                                      (0.10)          --
          12/31/2002                                      (0.01)          --
          10/09/2001 to 12/31/2001 (e)                        --          --
-----------------------------                         ------------- ---------

          Class E
          06/30/2006--(Unaudited)                         (1.68)          --
          12/31/2005                                      (1.62)          --
          12/31/2004                                          --          --
          12/31/2003                                      (0.10)          --
          04/01/2002 to 12/31/2002 (f)                    (0.01)          --
-----------------------------                         ------------- ---------

* Annualized
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
+ Rounds to less than $0.005 per share
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--01/02/2002.

                       See notes to financial statements

                                                               RATIO OF     RATIO OF
                                                               EXPENSES TO  EXPENSES TO   RATIO OF NET
                                                   RATIO OF    AVERAGE NET  AVERAGE NET   INVESTMENT
              NET ASSET              NET ASSETS    EXPENSES TO ASSETS AFTER ASSETS BEFORE INCOME (LOSS)
TOTAL         VALUE END              END OF PERIOD AVERAGE NET BROKER       REIMBURSEMENT TO AVERAGE    PORTFOLIO
DISTRIBUTIONS OF PERIOD TOTAL RETURN (IN MILLIONS) ASSETS**    REBATES**    AND REBATES   NET ASSETS    TURNOVER RATE
------------- --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

   $(0.50)     $ 8.06     (1.96)%       $499.4       0.75%*     N/A             0.77%*        0.48%*       138.6%
    (0.01)       8.70       13.84        500.4         0.72     N/A            0.72(g)            --        121.0
        --       7.65        8.82        250.8         0.90     N/A            0.85(g)          0.15        104.7
        --       7.03       30.91         19.9         0.89    0.89%           0.90(g)        (0.09)         91.5
   (0.00)+       5.37     (27.78)          2.7         0.85    0.77               1.43          0.11         92.7
---------     --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

    (0.50)       7.95      (2.11)        266.4        1.00*     N/A              1.02*         0.24*        138.6
    (0.01)       8.60       13.58        277.8         0.97     N/A            0.97(g)        (0.25)        121.0
        --       7.58        8.44        339.5         1.15     N/A            1.08(g)        (0.11)        104.7
        --       6.99       30.90        252.6         1.14    1.13            1.18(g)        (0.37)         91.5
   (0.00)+       5.34     (27.83)         46.8         1.10    1.00               1.69        (0.18)         92.7
        --       7.40     (26.00)         15.2        1.10*     N/A              4.03*       (0.11)*         98.4
---------     --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

    (0.50)       7.97      (2.10)          6.8        0.90*     N/A              0.92*         0.34*        138.6
    (0.01)       8.62       13.69          6.4         0.87     N/A            0.87(g)        (0.15)        121.0
        --       7.59        8.58          5.5         1.05     N/A            0.98(g)        (0.05)        104.7
        --       6.99       23.72          4.1        1.10*    1.05*          1.04*(g)       (0.26)*         91.5
---------     --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
------------- --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

   $(2.91)     $69.28     (8.02)%       $973.3       0.75%*     N/A             0.75%*        0.21%*        33.7%
        --      78.28       18.19        1,137         0.78     N/A               0.78        (0.06)           30
        --      66.23       19.53        1,042         0.82     N/A               0.82        (0.15)           16
    (0.03)      55.41       24.91          986         0.82     N/A               0.82          0.14           59
    (0.82)      44.38     (25.09)          864         0.84     N/A               0.84          0.27           52
    (0.31)      60.30     (26.09)        1,300         0.84     N/A               0.84          0.91           47
---------     --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
------------- --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

   $(1.76)     $12.34       3.17%       $224.5       0.77%*     N/A             0.80%*        0.90%*        41.3%
    (1.68)      13.65        8.40         89.0         0.79     N/A            0.82(g)          0.63        170.0
        --      14.13       14.60         58.8         0.85     N/A            0.83(g)          0.59         90.7
    (0.11)      12.33       26.42          4.5         0.93    0.92%           0.96(g)          0.10         36.2
    (0.01)       9.85     (10.18)          4.2        0.90*    0.86*             1.64*         0.26*         37.1
---------     --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

    (1.72)      12.28        3.09        198.4        1.02*     N/A              1.06*         0.53*         41.3
    (1.63)      13.57        8.06        200.4         1.03     N/A            1.07(g)          0.38        170.0
        --      14.05       14.32        211.0         1.08     N/A            1.03(g)          0.16         90.7
    (0.10)      12.29       26.03        211.8         1.19    1.19            1.15(g)        (0.08)         36.2
    (0.01)       9.83     (10.73)         32.8         1.15    1.12               1.91            --         37.1
    (0.01)      11.02       10.26          4.5        1.15*     N/A              7.18*       (0.06)*         18.0
---------     --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

    (1.74)      12.31        3.10         30.8        0.92*     N/A              0.96*         0.63*         41.3
    (1.66)      13.61        8.23         32.6         0.93     N/A            0.97(g)          0.49        170.0
        --      14.10       14.45         30.5         0.98     N/A            0.94(g)          0.29         90.7
    (0.10)      12.32       26.35         19.8         1.09    1.08            1.07(g)          0.02         36.2
    (0.01)       9.84     (15.17)          4.3        1.05*    1.02*             1.75*         0.13*         37.1
---------     --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

(c) Commencement of operations--02/12/2001.
(d) Commencement of operations--04/17/2003.
(e) Commencement of operations--10/09/2001.
(f) Commencement of operations--04/01/2002.
(g) Excludes effect of Deferred Expense Reimbursement--See note 3 of financial statements.
++ Audited by other Independent Registered Public Accounting Firm.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS



                                                      NET ASSET                   NET REALIZED/             DIVIDENDS
                                                      VALUE                       UNREALIZED     TOTAL FROM FROM NET
                                                      BEGINNING OF NET INVESTMENT GAIN (LOSS) ON INVESTMENT INVESTMENT
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: PERIOD       INCOME (LOSS)  INVESTMENTS    OPERATIONS INCOME
    LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO      ------------ -------------- -------------- ---------- ----------

      Class A
      06/30/2006--(Unaudited)                            $17.20      $ 0.18 (a)     $ 0.09 (a)    $  0.27    $(0.39)
      12/31/2005                                          16.67        0.36 (a)       0.27 (a)       0.63        --+
      12/31/2004 ++                                       15.72        0.37 (a)       1.11 (a)       1.48     (0.39)
      12/31/2003 ++                                       13.20            0.39           2.51       2.90     (0.38)
      12/31/2002 ++                                       15.55            0.45         (1.79)     (1.34)     (0.92)
      12/31/2001 ++                                       17.94        0.49 (a)      (1.40)(a)     (0.91)     (0.46)
------------------------------                        ------------ -------------- -------------- ---------- ----------
    LEGG MASON VALUE EQUITY PORTFOLIO                 ------------ -------------- -------------- ---------- ----------

      Class A
      06/30/2006--(Unaudited)                            $10.65      $ 0.04 (a)     $(0.54)(a)    $(0.50)    $   --+
      11/01/2005 to 12/31/2005 (b)                        10.00          -- (a)       0.65 (a)       0.65         --
------------------------------                        ------------ -------------- -------------- ---------- ----------

      Class B
      06/30/2006--(Unaudited)                             10.65        0.01 (a)      (0.51)(a)     (0.50)         --
      11/01/2005 to 12/31/2005 (b)                        10.00       (0.01)(a)       0.66 (a)       0.65         --
------------------------------                        ------------ -------------- -------------- ---------- ----------

      Class E
      05/1/2006 to 06/30/2006--(Unaudited) (c)            10.55        0.01 (a)      (0.41)(a)     (0.40)         --
------------------------------                        ------------ -------------- -------------- ---------- ----------
    LOOMIS SAYLES GLOBAL MARKETS PORTFOLIO            ------------ -------------- -------------- ---------- ----------

      Class A
      05/1/2006 to 06/30/2006--(Unaudited) (c)           $10.00      $ 0.03 (a)     $(0.70)(a)    $(0.67)    $    --
------------------------------                        ------------ -------------- -------------- ---------- ----------

      Class B
      05/1/2006 to 06/30/2006--(Unaudited) (c)            10.00        0.03 (a)      (0.72)(a)     (0.69)         --
------------------------------                        ------------ -------------- -------------- ---------- ----------
    LORD ABBETT AMERICA'S VALUE PORTFOLIO             ------------ -------------- -------------- ---------- ----------

      Class B
      06/30/2006--(Unaudited)                            $14.06      $ 0.19 (a)     $ 0.23 (a)    $  0.42    $(0.27)
      12/31/2005                                          13.55        0.39 (a)       0.15 (a)       0.54         --
      12/31/2004                                          11.80        0.38 (a)       1.73 (a)       2.11     (0.24)
      05/01/2003 to 12/31/2003 (d)                        10.00        0.28 (a)       1.81 (a)       2.09     (0.19)
------------------------------                        ------------ -------------- -------------- ---------- ----------


                                                      DISTRIBUTIONS
                                                      FROM NET
                                                      REALIZED      RETURN OF
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: CAPITAL GAINS CAPITAL
    LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO      ------------- ---------

      Class A
      06/30/2006--(Unaudited)                            $(0.53)       $--
      12/31/2005                                          (0.10)        --
      12/31/2004 ++                                       (0.14)        --
      12/31/2003 ++                                           --        --
      12/31/2002 ++                                       (0.09)        --
      12/31/2001 ++                                       (1.02)        --
------------------------------                        ------------- ---------
    LEGG MASON VALUE EQUITY PORTFOLIO                 ------------- ---------

      Class A
      06/30/2006--(Unaudited)                            $   --+       $--
      11/01/2005 to 12/31/2005 (b)                            --        --
------------------------------                        ------------- ---------

      Class B
      06/30/2006--(Unaudited)                                --+        --
      11/01/2005 to 12/31/2005 (b)                            --        --
------------------------------                        ------------- ---------

      Class E
      05/1/2006 to 06/30/2006--(Unaudited) (c)                --        --
------------------------------                        ------------- ---------
    LOOMIS SAYLES GLOBAL MARKETS PORTFOLIO            ------------- ---------

      Class A
      05/1/2006 to 06/30/2006--(Unaudited) (c)           $    --       $--
------------------------------                        ------------- ---------

      Class B
      05/1/2006 to 06/30/2006--(Unaudited) (c)                --        --
------------------------------                        ------------- ---------
    LORD ABBETT AMERICA'S VALUE PORTFOLIO             ------------- ---------

      Class B
      06/30/2006--(Unaudited)                            $(0.25)       $--
      12/31/2005                                          (0.03)        --
      12/31/2004                                          (0.12)        --
      05/01/2003 to 12/31/2003 (d)                        (0.10)        --
------------------------------                        ------------- ---------

*  Annualized
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--11/01/2005.

                       See notes to financial statements

                                                               RATIO OF     RATIO OF
                                                               EXPENSES TO  EXPENSES TO   RATIO OF NET
                                                   RATIO OF    AVERAGE NET  AVERAGE NET   INVESTMENT
              NET ASSET              NET ASSETS    EXPENSES TO ASSETS AFTER ASSETS BEFORE INCOME (LOSS)
TOTAL         VALUE END              END OF PERIOD AVERAGE NET BROKER       REIMBURSEMENT TO AVERAGE    PORTFOLIO
DISTRIBUTIONS OF PERIOD TOTAL RETURN (IN MILLIONS) ASSETS**    REBATES**    AND REBATES   NET ASSETS    TURNOVER RATE
------------- --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

   $(0.92)     $16.55       1.49%       $263.8       0.65%*        N/A         0.65%*         2.12%*        83.2%
    (0.10)      17.20        3.84          277         0.61        N/A           0.61           2.15           56
    (0.53)      16.67        9.44          297         0.60        N/A           0.61           2.31           64
    (0.38)      15.72       21.98          290         0.59        N/A           0.59           2.64           84
    (1.01)      13.20      (8.60)          251         0.61        N/A           0.61           2.80           39
    (1.48)      15.55      (5.08)          308         0.59        N/A           0.59           2.95           59
---------     --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
------------- --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

   $    --+    $10.15     (4.69)%       $760.4       0.68%*        N/A         0.70%*         0.72%*        52.8%
        --      10.65        6.50          3.2        0.80*        N/A          8.27*          0.08*          9.1
---------     --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

        --+     10.15      (4.69)         90.9        0.96*        N/A          1.21*          0.21*         52.8
        --      10.65        6.50          4.9        1.05*        N/A          4.54*        (0.36)*          9.1
---------     --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

        --      10.15      (3.79)         22.7        0.83*        N/A          0.84*          0.47*         52.8
---------     --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
------------- --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

   $    --     $ 9.33     (6.70)%       $401.6       0.86%*        N/A*        0.86%*         2.22%*        17.3%
---------     --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

        --       9.31      (6.90)          2.7        1.14*        N/A*         1.23*          1.75*         17.3
---------     --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
------------- --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

   $(0.52)     $13.96       2.95%       $ 82.8       1.10%*        N/A         1.15%*         2.76%*        17.1%
    (0.03)      14.06        3.95         72.1         1.09        N/A           1.17           2.91         23.7
    (0.36)      13.55       17.73         35.5         1.09        N/A           1.59           3.03         31.2
    (0.29)      11.80       21.05          9.0        1.05*        N/A          3.44*          3.78*         56.2
---------     --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

(c) Commencement of operations--05/01/2006.
(d) Commencement of operations--05/01/2003.
(e) Excludes effect of Deferred Expense Reimbursement--See note 3 of financial statements.
++ Audited by other Independent Registered Public Accounting Firm.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS



                                                      NET ASSET                   NET REALIZED/             DIVIDENDS
                                                      VALUE                       UNREALIZED     TOTAL FROM FROM NET
                                                      BEGINNING OF NET INVESTMENT GAIN (LOSS) ON INVESTMENT INVESTMENT
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: PERIOD       INCOME (LOSS)  INVESTMENTS    OPERATIONS INCOME
     LORD ABBETT BOND DEBENTURE PORTFOLIO             ------------ -------------- -------------- ---------- ----------

       Class A
       06/30/2006--(Unaudited)                           $12.28      $ 0.37 (a)     $(0.09)(a)    $  0.28    $(0.87)
       12/31/2005                                         12.63        0.75 (a)      (0.52)(a)       0.23     (0.58)
       12/31/2004                                         12.04        0.70 (a)       0.31 (a)       1.01     (0.42)
       12/31/2003                                         10.24        0.73 (a)       1.27 (a)       2.00     (0.20)
       12/31/2002                                         11.22        0.77 (a)      (0.79)(a)     (0.02)     (0.96)
       12/31/2001                                         11.75        0.90 (a)      (0.48)(a)       0.42     (0.95)
------------------------------                        ------------ -------------- -------------- ---------- ----------

       Class B
       06/30/2006--(Unaudited)                            12.19            0.36         (0.10)       0.26     (0.83)
       12/31/2005                                         12.54        0.71 (a)      (0.52)(a)       0.19     (0.54)
       12/31/2004                                         11.97        0.69 (a)       0.29 (a)       0.98     (0.41)
       12/31/2003                                         10.21        0.69 (a)       1.46 (a)       2.15     (0.20)
       12/31/2002                                         11.20        0.72 (a)      (0.76)(a)     (0.04)     (0.95)
       03/22/2001 to 12/31/2001 (b)                       12.03        0.64 (a)      (0.52)(a)       0.12     (0.95)
------------------------------                        ------------ -------------- -------------- ---------- ----------

       Class E
       06/30/2006--(Unaudited)                            12.21            0.36         (0.09)       0.27     (0.84)
       12/31/2005                                         12.57        0.72 (a)      (0.52)(a)       0.20     (0.56)
       12/31/2004                                         12.00        0.70 (a)       0.29 (a)       0.99     (0.42)
       12/31/2003                                         10.22        0.70 (a)       1.28 (a)       1.98     (0.20)
       04/01/2002 to 12/31/2002 (c)                       11.27        0.53 (a)      (0.62)(a)     (0.09)     (0.96)
------------------------------                        ------------ -------------- -------------- ---------- ----------
     LORD ABBETT GROWTH AND INCOME PORTFOLIO          ------------ -------------- -------------- ---------- ----------

       Class A
       06/30/2006--(Unaudited)                           $27.59      $ 0.22 (a)     $ 1.36 (a)    $  1.58    $(0.54)
       12/31/2005                                         27.44        0.40 (a)       0.61 (a)       1.01     (0.31)
       12/31/2004                                         24.41        0.33 (a)       2.82 (a)       3.15     (0.12)
       12/31/2003                                         18.86        0.23 (a)       5.56 (a)       5.79     (0.24)
       12/31/2002                                         25.05        0.21 (a)      (4.67)(a)     (4.46)     (0.21)
       12/31/2001                                         26.82        0.25 (a)      (1.80)(a)     (1.55)     (0.22)
------------------------------                        ------------ -------------- -------------- ---------- ----------

       Class B
       06/30/2006--(Unaudited)                            27.43        0.18 (a)       1.36 (a)       1.54     (0.45)
       12/31/2005                                         27.27        0.33 (a)       0.61 (a)       0.94     (0.23)
       12/31/2004                                         24.29        0.27 (a)       2.80 (a)       3.07     (0.09)
       12/31/2003                                         18.78        0.18 (a)       5.54 (a)       5.72     (0.21)
       12/31/2002                                         25.01        0.17 (a)      (4.67)(a)     (4.50)     (0.21)
       03/22/2001 to 12/31/2001 (b)                       23.59        0.13 (a)       1.51 (a)       1.64     (0.22)
------------------------------                        ------------ -------------- -------------- ---------- ----------
     LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO       ------------ -------------- -------------- ---------- ----------

       Class A
       06/30/2006--(Unaudited)                           $10.19      $(0.01)(a)     $ 0.32 (a)    $  0.31    $    --
       12/31/2005                                         10.43       (0.04)(a)       0.54 (a)       0.50         --
       12/31/2004                                          9.24       (0.04)(a)       1.23 (a)       1.19         --
       12/31/2003                                          6.78       (0.05)(a)       2.51 (a)       2.46         --
       12/31/2002                                          8.95       (0.04)(a)      (2.13)(a)     (2.17)         --
       05/01/2001 to 12/31/2001 (d)                        9.58       (0.03)(a)      (0.60)(a)     (0.63)         --
------------------------------                        ------------ -------------- -------------- ---------- ----------

       Class B
       06/30/2006--(Unaudited)                            10.04       (0.02)(a)       0.31 (a)       0.29         --
       12/31/2005                                         10.30       (0.06)(a)       0.54 (a)       0.48         --
       12/31/2004                                          9.16       (0.06)(a)       1.20 (a)       1.14         --
       12/31/2003                                          6.75       (0.07)(a)       2.48 (a)       2.41         --
       12/31/2002                                          8.93       (0.06)(a)      (2.12)(a)     (2.18)         --
       02/12/2001 to 12/31/2001 (e)                       10.00       (0.06)(a)      (1.01)(a)     (1.07)         --
------------------------------                        ------------ -------------- -------------- ---------- ----------


                                                      DISTRIBUTIONS
                                                      FROM NET
                                                      REALIZED      RETURN OF
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: CAPITAL GAINS CAPITAL
     LORD ABBETT BOND DEBENTURE PORTFOLIO             ------------- ---------

       Class A
       06/30/2006--(Unaudited)                           $    --       $--
       12/31/2005                                             --        --
       12/31/2004                                             --        --
       12/31/2003                                             --        --
       12/31/2002                                             --        --
       12/31/2001                                             --        --
------------------------------                        ------------- ---------

       Class B
       06/30/2006--(Unaudited)                                --        --
       12/31/2005                                             --        --
       12/31/2004                                             --        --
       12/31/2003                                         (0.19)        --
       12/31/2002                                             --        --
       03/22/2001 to 12/31/2001 (b)                           --        --
------------------------------                        ------------- ---------

       Class E
       06/30/2006--(Unaudited)                                --        --
       12/31/2005                                             --        --
       12/31/2004                                             --        --
       12/31/2003                                             --        --
       04/01/2002 to 12/31/2002 (c)                           --        --
------------------------------                        ------------- ---------
     LORD ABBETT GROWTH AND INCOME PORTFOLIO          ------------- ---------

       Class A
       06/30/2006--(Unaudited)                           $(2.37)       $--
       12/31/2005                                         (0.55)        --
       12/31/2004                                             --        --
       12/31/2003                                             --        --
       12/31/2002                                         (1.52)        --
       12/31/2001                                             --        --
------------------------------                        ------------- ---------

       Class B
       06/30/2006--(Unaudited)                            (2.37)        --
       12/31/2005                                         (0.55)        --
       12/31/2004                                             --        --
       12/31/2003                                             --        --
       12/31/2002                                         (1.52)        --
       03/22/2001 to 12/31/2001 (b)                           --        --
------------------------------                        ------------- ---------
     LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO       ------------- ---------

       Class A
       06/30/2006--(Unaudited)                           $(0.64)       $--
       12/31/2005                                         (0.74)        --
       12/31/2004                                             --        --
       12/31/2003                                             --        --
       12/31/2002                                             --        --
       05/01/2001 to 12/31/2001 (d)                           --        --
------------------------------                        ------------- ---------

       Class B
       06/30/2006--(Unaudited)                            (0.64)        --
       12/31/2005                                         (0.74)        --
       12/31/2004                                             --        --
       12/31/2003                                             --        --
       12/31/2002                                             --        --
       02/12/2001 to 12/31/2001 (e)                           --        --
------------------------------                        ------------- ---------

*  Annualized
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--03/22/2001.

                       See notes to financial statements

                                                               RATIO OF     RATIO OF
                                                               EXPENSES TO  EXPENSES TO   RATIO OF NET
                                                   RATIO OF    AVERAGE NET  AVERAGE NET   INVESTMENT
              NET ASSET              NET ASSETS    EXPENSES TO ASSETS AFTER ASSETS BEFORE INCOME (LOSS)
TOTAL         VALUE END              END OF PERIOD AVERAGE NET BROKER       REIMBURSEMENT TO AVERAGE    PORTFOLIO
DISTRIBUTIONS OF PERIOD TOTAL RETURN (IN MILLIONS) ASSETS**    REBATES**    AND REBATES   NET ASSETS    TURNOVER RATE
------------- --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

  $ (0.87)     $11.69       2.19%      $  907.6      0.55%*     N/A             0.55%*        6.32%*        25.0%
    (0.58)      12.28        1.81         856.4        0.56     N/A           N/A               5.92         42.1
    (0.42)      12.63        8.43         520.3        0.63     N/A           N/A               5.65         39.8
    (0.20)      12.04       19.52         234.6        0.70     N/A           0.67%(f)          6.52         36.9
    (0.96)      10.24      (0.39)         202.1        0.70     N/A               0.77          7.43         45.8
    (0.95)      11.22        3.76         154.2        0.72     N/A               0.75          7.76         66.2
---------     --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

    (0.83)      11.62        2.03         720.8       0.80*     N/A              0.80*         6.07*         25.0
    (0.54)      12.19        1.49         704.5        0.81     N/A           N/A               5.65         42.1
    (0.41)      12.54        8.17         776.0        0.88     N/A           N/A               5.61         39.8
    (0.39)      11.97       19.15         758.2        0.96     N/A            0.91(f)          6.11         36.9
    (0.95)      10.21      (0.57)         197.4        0.95     N/A               1.05          7.12         45.8
    (0.95)      11.20        1.17          31.8       0.95*     N/A              0.98*         7.38*         66.2
---------     --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

    (0.84)      11.64        2.16          35.0       0.70*     N/A              0.70*         6.16*         25.0
    (0.56)      12.21        1.60          35.1        0.71     N/A           N/A               5.76         42.1
    (0.42)      12.57        8.24          35.2        0.78     N/A           N/A               5.67         39.8
    (0.20)      12.00       19.35          22.8        0.86     N/A            0.81(f)          6.10         36.9
    (0.96)      10.22      (1.03)           2.5       0.85*     N/A              0.98*         7.12*         45.8
---------     --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
------------- --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

  $ (2.91)     $26.26       5.56%      $1,939.1      0.53%*     N/A             0.54%*        1.55%*         1.9%
    (0.86)      27.59        3.68       1,985.7        0.53     N/A            0.55(f)          1.46         45.9
    (0.12)      27.44       12.92       1,867.5        0.57     N/A            0.56(f)          1.30         29.7
    (0.24)      24.41       31.06       1,167.7        0.62    0.61%           0.62(f)          1.13         37.0
    (1.73)      18.86     (17.95)         890.2        0.65    0.63               0.67          0.94         55.4
    (0.22)      25.05      (5.77)       1,205.5        0.64     N/A               0.64          1.04         69.7
---------     --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

    (2.82)      26.15        5.48       1,484.3       0.78*     N/A              0.79*         1.31*          1.9
    (0.78)      27.43        3.39       1,130.5        0.78     N/A            0.80(f)          1.21         45.9
    (0.09)      27.27       12.65       1,282.3        0.82     N/A            0.80(f)          1.08         29.7
    (0.21)      24.29       30.73       1,081.0        0.86    0.86            0.86(f)          0.87         37.0
    (1.73)      18.78     (18.12)         337.3        0.90    0.88               0.93          0.78         55.4
    (0.22)      25.01        6.96          98.7       0.89*     N/A              0.89*         0.72*         69.7
---------     --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
------------- --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

  $ (0.64)     $ 9.86       2.61%      $   19.5      0.90%*     N/A             1.07%*      (0.19)%*        79.2%
    (0.74)      10.19        4.71          21.5        0.90     N/A               0.99        (0.35)        103.9
        --      10.43       12.76          26.5        0.90     N/A               0.95        (0.43)         99.5
        --       9.24       36.43          27.6        0.90     N/A               1.04        (0.57)        119.0
        --       6.78     (24.25)           3.8        0.85     N/A               1.69        (0.52)         89.6
        --       8.95      (6.58)           0.9       0.85*     N/A              5.19*       (0.54)*         89.1
---------     --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

    (0.64)       9.69        2.45          49.3       1.15*     N/A              1.32*       (0.43)*         79.2
    (0.74)      10.04        4.58          40.9        1.15     N/A               1.24        (0.58)        103.9
        --      10.30       12.45          36.0        1.15     N/A               1.20        (0.66)         99.5
        --       9.16       35.70          27.6        1.14     N/A               1.39        (0.83)        119.0
        --       6.75     (24.41)          13.7        1.10     N/A               1.98        (0.77)         89.6
        --       8.93     (10.70)           8.4       1.10*     N/A              5.44*       (0.78)*         89.1
---------     --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

(c) Commencement of operations--04/01/2002.
(d) Commencement of operations--05/01/2001.
(e) Commencement of operations--02/12/2001.
(f) Excludes effect of Deferred Expense Reimbursement--See note 3 of financial statements.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS



                                                      NET ASSET                   NET REALIZED/             DIVIDENDS
                                                      VALUE                       UNREALIZED     TOTAL FROM FROM NET
                                                      BEGINNING OF NET INVESTMENT GAIN (LOSS) ON INVESTMENT INVESTMENT
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: PERIOD       INCOME (LOSS)  INVESTMENTS    OPERATIONS INCOME
        LORD ABBETT MID-CAP VALUE PORTFOLIO           ------------ -------------- -------------- ---------- ----------

          Class A
          06/30/2006--(Unaudited)                        $22.47       $0.09(a)      $ 0.15 (a)    $  0.24    $(0.17)
          12/31/2005                                      21.64        0.19(a)        1.60 (a)       1.79     (0.13)
          12/31/2004                                      17.80        0.17(a)        4.25 (a)       4.42     (0.10)
          12/31/2003                                      14.41        0.15(a)        3.62 (a)       3.77     (0.11)
          12/31/2002                                      16.64        0.16(a)       (1.71)(a)     (1.55)     (0.07)
          12/31/2001                                      16.92        0.14(a)        1.14 (a)       1.28     (0.08)
------------------------------                        ------------ -------------- -------------- ---------- ----------

          Class B
          06/30/2006--(Unaudited)                         22.28        0.06(a)        0.14 (a)       0.20     (0.12)
          12/31/2005                                      21.48        0.14(a)        1.59 (a)       1.73     (0.10)
          12/31/2004                                      17.70        0.12(a)        4.22 (a)       4.34     (0.08)
          12/31/2003                                      14.35        0.11(a)        3.60 (a)       3.71     (0.09)
          12/31/2002                                      16.62        0.13(a)       (1.72)(a)     (1.59)     (0.07)
          04/03/2001 to 12/31/2001 (b)                    16.41        0.08(a)        1.69 (a)       1.77     (0.08)
------------------------------                        ------------ -------------- -------------- ---------- ----------
        MERCURY LARGE CAP CORE PORTFOLIO              ------------ -------------- -------------- ---------- ----------

          Class A
          06/30/2006--(Unaudited)                        $10.14       $0.03(a)      $ 0.26 (a)    $  0.29    $(0.02)
          12/31/2005                                       9.05           0.02        1.07 (a)       1.09         --
          12/31/2004 ++                                    7.85           0.04            1.21       1.25     (0.05)
          12/31/2003 ++                                    6.52           0.05            1.33       1.38     (0.05)
          12/31/2002 ++                                    8.77        0.03(a)       (2.23)(a)     (2.20)     (0.05)
          12/31/2001 ++                                   12.15        0.01(a)       (2.74)(a)     (2.73)        --+
------------------------------                        ------------ -------------- -------------- ---------- ----------
        METLIFE AGGRESSIVE STRATEGY PORTFOLIO         ------------ -------------- -------------- ---------- ----------

          Class A
          06/30/2006--(Unaudited)                        $11.68       $0.75(a)      $(0.36)(a)    $  0.39    $(0.02)
          05/01/2005 to 12/31/2005 (c)                    10.27        0.77(a)        0.79 (a)       1.56     (0.11)
------------------------------                        ------------ -------------- -------------- ---------- ----------

          Class B
          06/30/2006 -- (Unaudited)                       11.68        0.65(a)       (0.28)(a)       0.37        --+
          12/31/2005                                      10.69        0.20(a)        0.91 (a)       1.11     (0.08)
          11/04/2004 to 12/31/2004 (d)                    10.00        0.08(a)        0.64 (a)       0.72     (0.03)
------------------------------                        ------------ -------------- -------------- ---------- ----------
        METLIFE BALANCED STRATEGY PORTFOLIO           ------------ -------------- -------------- ---------- ----------

          Class A
          06/30/2006--(Unaudited)                        $10.92       $0.87(a)      $(0.55)(a)    $  0.32    $(0.02)
          05/01/2005 to 12/31/2005 (c)                    10.04        0.56(a)        0.47 (a)       1.03     (0.13)
------------------------------                        ------------ -------------- -------------- ---------- ----------

          Class B
          06/30/2006--(Unaudited)                         10.92        0.57(a)       (0.28)(a)       0.29        --+
          12/31/2005                                      10.31        0.22(a)        0.52 (a)       0.74     (0.11)
          11/04/2004 to 12/31/2004 (d)                    10.00        0.28(a)        0.14 (a)       0.42     (0.11)
------------------------------                        ------------ -------------- -------------- ---------- ----------


                                                      DISTRIBUTIONS
                                                      FROM NET
                                                      REALIZED      RETURN OF
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: CAPITAL GAINS CAPITAL
        LORD ABBETT MID-CAP VALUE PORTFOLIO           ------------- ---------

          Class A
          06/30/2006--(Unaudited)                        $(2.12)       $--
          12/31/2005                                      (0.83)        --
          12/31/2004                                      (0.48)        --
          12/31/2003                                      (0.27)        --
          12/31/2002                                      (0.61)        --
          12/31/2001                                      (1.48)        --
------------------------------                        ------------- ---------

          Class B
          06/30/2006--(Unaudited)                         (2.12)        --
          12/31/2005                                      (0.83)        --
          12/31/2004                                      (0.48)        --
          12/31/2003                                      (0.27)        --
          12/31/2002                                      (0.61)        --
          04/03/2001 to 12/31/2001 (b)                    (1.48)        --
------------------------------                        ------------- ---------
        MERCURY LARGE CAP CORE PORTFOLIO              ------------- ---------

          Class A
          06/30/2006--(Unaudited)                        $(0.34)       $--
          12/31/2005                                          --        --
          12/31/2004 ++                                       --        --
          12/31/2003 ++                                       --        --
          12/31/2002 ++                                       --        --
          12/31/2001 ++                                   (0.65)        --
------------------------------                        ------------- ---------
        METLIFE AGGRESSIVE STRATEGY PORTFOLIO         ------------- ---------

          Class A
          06/30/2006--(Unaudited)                        $(0.09)       $--
          05/01/2005 to 12/31/2005 (c)                    (0.04)        --
------------------------------                        ------------- ---------

          Class B
          06/30/2006 -- (Unaudited)                       (0.09)        --
          12/31/2005                                      (0.04)        --
          11/04/2004 to 12/31/2004 (d)                        --        --
------------------------------                        ------------- ---------
        METLIFE BALANCED STRATEGY PORTFOLIO           ------------- ---------

          Class A
          06/30/2006--(Unaudited)                        $(0.07)       $--
          05/01/2005 to 12/31/2005 (c)                    (0.02)        --
------------------------------                        ------------- ---------

          Class B
          06/30/2006--(Unaudited)                         (0.07)        --
          12/31/2005                                      (0.02)        --
          11/04/2004 to 12/31/2004 (d)                        --        --
------------------------------                        ------------- ---------

*  Annualized
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
+ Rounds to less than $0.005 per share
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--04/03/2001.
(c) Commencement of operations--05/01/2005.

                       See notes to financial statements

                                                               RATIO OF     RATIO OF
                                                               EXPENSES TO  EXPENSES TO   RATIO OF NET
                                                   RATIO OF    AVERAGE NET  AVERAGE NET   INVESTMENT
              NET ASSET              NET ASSETS    EXPENSES TO ASSETS AFTER ASSETS BEFORE INCOME (LOSS)
TOTAL         VALUE END              END OF PERIOD AVERAGE NET BROKER       REIMBURSEMENT TO AVERAGE    PORTFOLIO
DISTRIBUTIONS OF PERIOD TOTAL RETURN (IN MILLIONS) ASSETS**    REBATES**    AND REBATES   NET ASSETS    TURNOVER RATE
------------- --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

   $(2.29)     $20.42       0.79%      $   99.2       0.76%*    N/A             0.77%*        0.81%*        14.6%
    (0.96)      22.47        8.28         113.3         0.76    N/A               0.76          0.86         26.2
    (0.58)      21.64       24.82         125.1         0.78    N/A                N/A          0.86         19.7
    (0.38)      17.80       26.15          90.8         0.83    N/A            0.82(e)          0.98         18.8
    (0.68)      14.41      (9.31)          74.0         0.89   0.89%              0.90          1.04         29.0
    (1.56)      16.64        8.10          75.1         0.92    N/A               0.94          0.86         40.0
---------     --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

    (2.24)      20.24        0.64         248.0        1.01*    N/A              1.02*         0.58*         14.6
    (0.93)      22.28        8.05         229.0         1.01    N/A               1.02          0.62         26.2
    (0.56)      21.48       24.50         179.1         1.03    N/A                N/A          0.60         19.7
    (0.36)      17.70       25.87         100.0         1.08    N/A            1.06(e)          0.73         18.8
    (0.68)      14.35      (9.58)          51.6         1.14   1.14               1.16          0.83         29.0
    (1.56)      16.62       11.33          16.9        1.15*    N/A              1.17*         0.68*         40.0
---------     --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
------------- --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

   $(0.36)     $10.07       2.72%      $  128.6       0.94%*    N/A             0.96%*        0.49%*        61.4%
        --      10.14       12.04           131         0.91    N/A               0.91          0.23           79
    (0.05)       9.05       15.89           126      0.92(b)    N/A               0.95          0.51          136
    (0.05)       7.85       21.16           115         0.99    N/A               0.99          0.67          182
    (0.05)       6.52     (25.14)           106         0.94    N/A               0.94          0.44          104
    (0.65)       8.77     (22.45)           166         0.92    N/A               0.92          0.10           98
---------     --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
------------- --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

   $(0.11)     $11.96       3.30%      $    0.1       0.10%*    N/A             0.11%*       12.43%*        19.1%
    (0.15)      11.68       15.12           0.1        0.12*    N/A              0.75*         0.86*         18.3
---------     --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

    (0.09)      11.96        3.12         767.8        0.35*    N/A              0.36*        10.88*         19.1
    (0.12)      11.68       10.38         661.7         0.35    N/A               0.37          1.80         18.3
    (0.03)      10.69        7.15         304.5        0.35*    N/A              0.52*         4.77*       0.0(f)
---------     --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
------------- --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

   $(0.09)     $11.15       2.93%      $    0.5       0.08%*    N/A             0.12%*       15.61%*        18.9%
    (0.15)      10.92       10.21           0.2        0.03*    N/A              0.03*         7.70*         17.3
---------     --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

    (0.07)      11.14        2.67       4,226.8        0.34*    N/A              0.35*        10.24*         18.9
    (0.13)      10.92        7.12       3,529.8         0.31    N/A               0.31          2.12         17.3
    (0.11)      10.31        4.19       1,561.2        0.35*    N/A              0.38*        17.21*       0.0(f)
---------     --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

(d) Commencement of operations--11/04/2004.
(e) Excludes effect of Deferred Expense Reimbursement--See note 3 of financial statements.
(f) For the period ended 12/31/04, the portfolio turnover calculation is zero, due to no sales activity.
++ Audited by other Independent Registered Public Accounting Firm.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS

                                                      NET ASSET                   NET REALIZED/             DIVIDENDS
                                                      VALUE                       UNREALIZED     TOTAL FROM FROM NET
                                                      BEGINNING OF NET INVESTMENT GAIN (LOSS) ON INVESTMENT INVESTMENT
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: PERIOD       INCOME (LOSS)  INVESTMENTS    OPERATIONS INCOME
     METLIFE DEFENSIVE STRATEGY PORTFOLIO             ------------ -------------- -------------- ---------- ----------

       Class A
       06/30/2006--(Unaudited)                           $10.29       $0.49(a)      $(0.32)(a)    $  0.17    $(0.02)
       05/01/2005 to 12/31/2005 (b)                        9.82        0.17(a)        0.43 (a)       0.60     (0.11)
----------------------------------                    ------------ -------------- -------------- ---------- ----------

       Class B
       06/30/2006--(Unaudited)                            10.29        0.47(a)       (0.33)(a)       0.14        --+
       12/31/2005                                          9.95        0.19(a)        0.26 (a)       0.45     (0.09)
       11/04/2004 to 12/31/2004 (c)                       10.00        0.42(a)       (0.29)(a)       0.13     (0.18)
----------------------------------                    ------------ -------------- -------------- ---------- ----------
     METLIFE GROWTH STRATEGY PORTFOLIO                ------------ -------------- -------------- ---------- ----------

       Class A
       06/30/2006--(Unaudited)                           $11.39       $0.74(a)      $(0.34)(a)    $  0.40    $(0.02)
       05/01/2005 to 12/31/2005 (b)                       10.19        0.90(a)        0.44 (a)       1.34     (0.12)
----------------------------------                    ------------ -------------- -------------- ---------- ----------

       Class B
       06/30/2006--(Unaudited)                            11.40        0.65(a)       (0.29)(a)       0.36        --+
       12/31/2005                                         10.56        0.22(a)        0.74 (a)       0.96     (0.10)
       11/04/2004 to 12/31/2004 (c)                       10.00        0.19(a)        0.44 (a)       0.63     (0.07)
----------------------------------                    ------------ -------------- -------------- ---------- ----------
     METLIFE MODERATE STRATEGY PORTFOLIO              ------------ -------------- -------------- ---------- ----------

       Class A
       06/30/2006--(Unaudited)                           $10.57       $0.52(a)      $(0.28)(a)    $  0.24    $(0.02)
       05/01/2005 to 12/31/2005 (b)                        9.91        1.25(a)       (0.44)(a)       0.81     (0.13)
----------------------------------                    ------------ -------------- -------------- ---------- ----------

       Class B
       06/30/2006--(Unaudited)                            10.57        0.51(a)       (0.30)(a)       0.21        --+
       12/31/2005                                         10.11        0.22(a)        0.37 (a)       0.59     (0.11)
       11/04/2004 to 12/31/2004 (c)                       10.00        0.36(a)       (0.11)(a)       0.25     (0.14)
----------------------------------                    ------------ -------------- -------------- ---------- ----------
     MFS(R) EMERGING MARKETS EQUITY PORTFOLIO         ------------ -------------- -------------- ---------- ----------

       Class A
      05/1/2006 to 06/30/2006--(Unaudited) (d)           $10.00       $0.04(a)      $(1.30)(a)    $(1.26)    $    --
----------------------------------                    ------------ -------------- -------------- ---------- ----------

       Class B
      05/1/2006 to 06/30/2006--(Unaudited) (d)            10.00        0.04(a)       (1.31)(a)     (1.27)         --
----------------------------------                    ------------ -------------- -------------- ---------- ----------

                                                      DISTRIBUTIONS
                                                      FROM NET
                                                      REALIZED      RETURN OF
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: CAPITAL GAINS CAPITAL
     METLIFE DEFENSIVE STRATEGY PORTFOLIO             ------------- ---------

       Class A
       06/30/2006--(Unaudited)                           $(0.08)       $--
       05/01/2005 to 12/31/2005 (b)                       (0.02)        --
----------------------------------                    ------------- ---------

       Class B
       06/30/2006--(Unaudited)                            (0.08)        --
       12/31/2005                                         (0.02)        --
       11/04/2004 to 12/31/2004 (c)                           --        --
----------------------------------                    ------------- ---------
     METLIFE GROWTH STRATEGY PORTFOLIO                ------------- ---------

       Class A
       06/30/2006--(Unaudited)                           $(0.08)       $--
       05/01/2005 to 12/31/2005 (b)                       (0.02)        --
----------------------------------                    ------------- ---------

       Class B
       06/30/2006--(Unaudited)                            (0.08)        --
       12/31/2005                                         (0.02)        --
       11/04/2004 to 12/31/2004 (c)                           --        --
----------------------------------                    ------------- ---------
     METLIFE MODERATE STRATEGY PORTFOLIO              ------------- ---------

       Class A
       06/30/2006--(Unaudited)                           $(0.09)       $--
       05/01/2005 to 12/31/2005 (b)                       (0.02)        --
----------------------------------                    ------------- ---------

       Class B
       06/30/2006--(Unaudited)                            (0.09)        --
       12/31/2005                                         (0.02)        --
       11/04/2004 to 12/31/2004 (c)                           --        --
----------------------------------                    ------------- ---------
     MFS(R) EMERGING MARKETS EQUITY PORTFOLIO         ------------- ---------

       Class A
      05/1/2006 to 06/30/2006--(Unaudited) (d)           $    --       $--
----------------------------------                    ------------- ---------

       Class B
      05/1/2006 to 06/30/2006--(Unaudited) (d)                --        --
----------------------------------                    ------------- ---------

*  Annualized
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
+ Rounds to less than $0.005 per share.
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--05/01/2005.
(c) Commencement of operations--11/04/2004.
(d) Commencement of operations--05/01/2006.
(e) For the period ended 12/31/04, the portfolio turnover calculation is zero, due to no sales activity.

                       See notes to financial statements

                                                               RATIO OF     RATIO OF
                                                               EXPENSES TO  EXPENSES TO   RATIO OF NET
                                                   RATIO OF    AVERAGE NET  AVERAGE NET   INVESTMENT
              NET ASSET              NET ASSETS    EXPENSES TO ASSETS AFTER ASSETS BEFORE INCOME (LOSS)
TOTAL         VALUE END              END OF PERIOD AVERAGE NET BROKER       REIMBURSEMENT TO AVERAGE    PORTFOLIO
DISTRIBUTIONS OF PERIOD TOTAL RETURN (IN MILLIONS) ASSETS**    REBATES**    AND REBATES   NET ASSETS    TURNOVER RATE
------------- --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

   $(0.10)     $10.36        1.65%     $     --      0.09%*        N/A         0.09%*         9.50%*        21.0%
    (0.13)      10.29         6.07           --       0.12*        N/A          0.12*          2.53*         36.1
---------     --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

    (0.08)      10.35         1.38        469.5       0.35*        N/A          0.39*          9.14*         21.0
    (0.11)      10.29         4.48        356.1        0.35        N/A           0.40           1.90         36.1
    (0.18)       9.95         1.34        129.8       0.35*        N/A          0.71*         26.11*       0.0(e)
---------     --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
------------- --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

   $(0.10)     $11.69        3.43%     $    2.0      0.09%*        N/A         0.10%*        12.68%*        19.2%
    (0.14)      11.39        13.20          1.2       0.04*        N/A          0.04*         11.87*         15.1
---------     --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

    (0.08)      11.68         3.09      4,226.7       0.34*        N/A          0.34*         11.03*         19.2
    (0.12)      11.40         9.12      3,206.2        0.31        N/A           0.31           2.03         15.1
    (0.07)      10.56         6.30      1,379.4       0.35*        N/A          0.39*         11.59*       0.0(e)
---------     --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
------------- --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

   $(0.11)     $10.70        2.21%     $    0.3      0.10%*        N/A         0.10%*         9.72%*        17.9%
    (0.15)      10.57         8.16          0.3       0.09*        N/A          0.09*         17.59*         22.6
---------     --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

    (0.09)      10.69         1.94      1,427.0       0.34*        N/A          0.34*          9.61*         17.9
    (0.13)      10.57         5.81      1,170.1        0.35        N/A           0.31           2.14         22.6
    (0.14)      10.11         2.55        500.3       0.35*        N/A          0.45*         22.53*       0.0(e)
---------     --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
------------- --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

   $    --     $ 8.74     (12.60)%     $  247.6      1.30%*        N/A         1.31%*         2.99%*        15.6%
---------     --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

        --       8.73      (12.70)          2.5       1.57*        N/A          1.63*          2.62*         15.6
---------     --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS



                                                      NET ASSET                   NET REALIZED/             DIVIDENDS
                                                      VALUE                       UNREALIZED     TOTAL FROM FROM NET
                                                      BEGINNING OF NET INVESTMENT GAIN (LOSS) ON INVESTMENT INVESTMENT
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: PERIOD       INCOME (LOSS)  INVESTMENTS    OPERATIONS INCOME
       MFS(R) RESEARCH INTERNATIONAL PORTFOLIO        ------------ -------------- -------------- ---------- ----------

         Class A
         06/30/2006--(Unaudited)                         $13.00      $ 0.15 (a)     $ 1.22 (a)    $  1.37    $(0.27)
         12/31/2005                                       11.72        0.14 (a)       1.83 (a)       1.97     (0.07)
         12/31/2004                                        9.81        0.08 (a)       1.85 (a)       1.93         --
         12/31/2003                                        7.49        0.06 (a)       2.34 (a)       2.40     (0.08)
         12/31/2002                                        8.48        0.06 (a)      (1.04)(a)     (0.98)     (0.01)
         05/01/2001 to 12/31/2001 (b)                      9.55       (0.01)(a)      (1.04)(a)     (1.05)     (0.02)
------------------------------                        ------------ -------------- -------------- ---------- ----------

         Class B
         06/30/2006--(Unaudited)                          12.94        0.15 (a)       1.18 (a)       1.33     (0.24)
         12/31/2005                                       11.68        0.11 (a)       1.81 (a)       1.92     (0.04)
         12/31/2004                                        9.79        0.05 (a)       1.86 (a)       1.91         --
         12/31/2003                                        7.47        0.05 (a)       2.33 (a)       2.38     (0.06)
         12/31/2002                                        8.48        0.03 (a)      (1.03)(a)     (1.00)     (0.01)
         02/12/2001 to 12/31/2001 (c)                     10.00        0.01 (a)      (1.52)(a)     (1.51)     (0.01)
------------------------------                        ------------ -------------- -------------- ---------- ----------

         Class E
         06/30/2006--(Unaudited)                          12.96        0.17 (a)       1.18 (a)       1.35     (0.25)
         12/31/2005                                       11.70        0.13 (a)       1.81 (a)       1.94     (0.06)
         12/31/2004                                        9.80        0.07 (a)       1.85 (a)       1.92         --
         12/31/2003                                        7.48        0.05 (a)       2.34 (a)       2.39     (0.07)
         12/31/2002                                        8.48        0.03 (a)      (1.02)(a)     (0.99)     (0.01)
         10/31/2001 to 12/31/2001 (d)                      8.15       (0.01)(a)       0.35 (a)       0.34     (0.01)
------------------------------                        ------------ -------------- -------------- ---------- ----------
       MFS(R) VALUE PORTFOLIO                         ------------ -------------- -------------- ---------- ----------

         Class A
         06/30/2006--(Unaudited)                         $12.44      $ 0.09 (a)     $ 0.69 (a)    $  0.78    $    --
         12/31/2005                                       12.32        0.17 (a)       0.63 (a)       0.80     (0.15)
         12/31/2004 ++                                    10.83            0.14           1.59       1.73     (0.14)
         12/31/2003 ++                                     8.80            0.13           2.04       2.17     (0.14)
         12/31/2002 ++                                    10.83            0.12         (1.53)     (1.41)     (0.21)
         12/31/2001 ++                                    10.89        0.11 (a)        -- +(a)       0.11     (0.08)
------------------------------                        ------------ -------------- -------------- ---------- ----------
       NEUBERGER BERMAN REAL ESTATE PORTFOLIO         ------------ -------------- -------------- ---------- ----------

         Class A
         06/30/2006--(Unaudited)                         $14.15      $ 0.25 (a)     $ 1.98 (a)    $  2.23    $(0.19)
         12/31/2005                                       12.47        0.30 (a)       1.40 (a)       1.70         --
         05/01/2004 to 12/31/2004 (e)                     10.00        0.55 (a)       2.42 (a)       2.97     (0.22)
------------------------------                        ------------ -------------- -------------- ---------- ----------

         Class B
         06/30/2006--(Unaudited)                          14.11        0.22 (a)       1.99 (a)       2.21     (0.17)
         12/31/2005                                       12.47        0.26 (a)       1.40 (a)       1.66         --
         05/01/2004 to 12/31/2004 (e)                     10.00        0.26 (a)       2.69 (a)       2.95     (0.20)
------------------------------                        ------------ -------------- -------------- ---------- ----------

         Class E
         06/30/2006--(Unaudited)                          14.13        0.23 (a)       1.98 (a)       2.21     (0.18)
         12/31/2005                                       12.47        0.28 (a)       1.40 (a)       1.68         --
         05/01/2004 to 12/31/2004 (e)                     10.00        0.33 (a)       2.64 (a)       2.97     (0.22)
------------------------------                        ------------ -------------- -------------- ---------- ----------


                                                      DISTRIBUTIONS
                                                      FROM NET
                                                      REALIZED      RETURN OF
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: CAPITAL GAINS CAPITAL
       MFS(R) RESEARCH INTERNATIONAL PORTFOLIO        ------------- ---------

         Class A
         06/30/2006--(Unaudited)                         $(1.05)       $--
         12/31/2005                                       (0.62)        --
         12/31/2004                                       (0.02)        --
         12/31/2003                                           --        --
         12/31/2002                                           --        --
         05/01/2001 to 12/31/2001 (b)                         --        --
------------------------------                        ------------- ---------

         Class B
         06/30/2006--(Unaudited)                          (1.05)        --
         12/31/2005                                       (0.62)        --
         12/31/2004                                       (0.02)        --
         12/31/2003                                           --        --
         12/31/2002                                           --        --
         02/12/2001 to 12/31/2001 (c)                         --        --
------------------------------                        ------------- ---------

         Class E
         06/30/2006--(Unaudited)                          (1.05)        --
         12/31/2005                                       (0.62)        --
         12/31/2004                                       (0.02)        --
         12/31/2003                                           --        --
         12/31/2002                                           --        --
         10/31/2001 to 12/31/2001 (d)                         --        --
------------------------------                        ------------- ---------
       MFS(R) VALUE PORTFOLIO                         ------------- ---------

         Class A
         06/30/2006--(Unaudited)                         $(0.08)       $--
         12/31/2005                                       (0.53)        --
         12/31/2004 ++                                    (0.10)        --
         12/31/2003 ++                                        --        --
         12/31/2002 ++                                    (0.41)        --
         12/31/2001 ++                                    (0.09)        --
------------------------------                        ------------- ---------
       NEUBERGER BERMAN REAL ESTATE PORTFOLIO         ------------- ---------

         Class A
         06/30/2006--(Unaudited)                         $(0.92)       $--
         12/31/2005                                       (0.02)        --
         05/01/2004 to 12/31/2004 (e)                     (0.28)        --
------------------------------                        ------------- ---------

         Class B
         06/30/2006--(Unaudited)                          (0.92)        --
         12/31/2005                                       (0.02)        --
         05/01/2004 to 12/31/2004 (e)                     (0.28)        --
------------------------------                        ------------- ---------

         Class E
         06/30/2006--(Unaudited)                          (0.92)        --
         12/31/2005                                       (0.02)        --
         05/01/2004 to 12/31/2004 (e)                     (0.28)        --
------------------------------                        ------------- ---------

*  Annualized
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
+ Rounds to less than $0.005 per share
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--05/01/2001.

                       See notes to financial statements

                                                               RATIO OF     RATIO OF
                                                               EXPENSES TO  EXPENSES TO   RATIO OF NET
                                                   RATIO OF    AVERAGE NET  AVERAGE NET   INVESTMENT
              NET ASSET              NET ASSETS    EXPENSES TO ASSETS AFTER ASSETS BEFORE INCOME (LOSS)
TOTAL         VALUE END              END OF PERIOD AVERAGE NET BROKER       REIMBURSEMENT TO AVERAGE    PORTFOLIO
DISTRIBUTIONS OF PERIOD TOTAL RETURN (IN MILLIONS) ASSETS**    REBATES**    AND REBATES   NET ASSETS    TURNOVER RATE
------------- --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

   $(1.32)     $13.05      10.12%       $525.2       0.93%*     N/A             0.95%*        2.26%*        56.0%
    (0.69)      13.00       16.77        624.2         0.93     N/A            0.93(f)          1.18         84.5
    (0.02)      11.72       19.72        304.0         1.06     N/A               0.94          0.75         98.5
    (0.08)       9.81       32.20         67.3         1.09    1.09%              1.11          0.68         99.0
    (0.01)       7.49     (11.52)          9.4         1.00    1.00               1.86          0.73        114.1
    (0.02)       8.48     (11.04)          3.7        1.00*     N/A*             5.08*       (0.01)*        133.6
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

    (1.29)      12.98        9.89        527.3        1.18*     N/A              1.21*         2.24*         56.0
    (0.66)      12.94       16.42        443.5         1.19     N/A            1.19(f)          0.90         84.5
    (0.02)      11.68       19.56        396.0         1.32     N/A               1.18          0.47         98.5
    (0.06)       9.79       32.04        186.0         1.33    1.33%              1.39          0.56         99.0
    (0.01)       7.47     (11.80)         67.1         1.25    1.25               2.07          0.34        114.1
    (0.01)       8.48     (15.14)         14.7        1.25*     N/A*             5.33*         0.13*        133.6
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

    (1.30)      13.01       10.04         19.9        1.08*     N/A              1.11*         2.48*         56.0
    (0.68)      12.96       16.52         14.6         1.09     N/A            1.09(f)          1.07         84.5
    (0.02)      11.70       19.64         11.3         1.22     N/A            1.09(f)          0.72         98.5
    (0.07)       9.80       32.09          6.9         1.23    1.23%              1.28          0.59         99.0
    (0.01)       7.48     (11.65)          1.8         1.15    1.15               1.82          0.34        114.1
    (0.01)       8.48        4.22           --        1.15*     N/A*             5.23*       (1.02)*        133.6
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
------------- --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

   $(0.08)     $13.14       6.23%       $ 80.2       0.99%*     N/A             1.02%*        1.41%*        18.9%
    (0.68)      12.44        6.44           79         0.99     N/A               1.00          1.36           23
    (0.24)      12.32       15.97           47         1.00     N/A               1.14          1.30           47
    (0.14)      10.83       24.61           40         1.00     N/A               1.08          1.44           57
    (0.62)       8.80     (13.14)           31         1.00     N/A               1.13          1.38           60
    (0.17)      10.83        1.00           32         1.00     N/A               1.11          1.01          123
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
------------- --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

   $(1.11)     $15.27      16.14%       $461.5       0.68%*     N/A             0.71%*         3.30*        44.7%
    (0.02)      14.15       13.61        204.1         0.69     N/A               0.70          2.27         13.5
    (0.50)      12.47       29.73         77.1        0.84*     N/A              0.84*         6.76*         52.3
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

    (1.09)      15.23       16.02        443.1        0.93*     N/A              0.97*         2.90*         44.7
    (0.02)      14.11       13.29        316.4         0.94     N/A               0.95          2.00         13.5
    (0.48)      12.47       29.55        167.2        0.98*     N/A              0.98*         3.45*         52.3
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

    (1.10)      15.24       16.00         76.6        0.83*     N/A              0.87*         3.02*         44.7
    (0.02)      14.13       13.45         51.3         0.84     N/A               0.84          2.14         13.5
    (0.50)      12.47       29.69         20.9        0.91*     N/A              0.91*         4.19*         52.3
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

(c) Commencement of operations--02/12/2001.
(d) Commencement of operations--10/31/2001.
(e) Commencement of operations--05/01/2004.
(f) Excludes effect of Deferred Expense Reimbursement--See note 3 of financial statements.
++ Audited by other Independent Registered Public Accounting Firm.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS



                                                      NET ASSET                NET REALIZED/             DIVIDENDS  DISTRIBUTIONS
                                                      VALUE                    UNREALIZED     TOTAL FROM FROM NET   FROM NET
                                                      BEGINNING NET INVESTMENT GAIN (LOSS) ON INVESTMENT INVESTMENT REALIZED
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: OF PERIOD INCOME (LOSS)  INVESTMENTS    OPERATIONS INCOME     CAPITAL GAINS
     OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO       --------- -------------- -------------- ---------- ---------- -------------

       Class A
       06/30/2006--(Unaudited)                         $ 8.69      $0.01(a)     $ (0.02)(a)    $(0.01)    $(0.03)      $(0.07)
       12/31/2005                                        8.36       0.03(a)        0.39 (a)       0.42     (0.01)       (0.08)
       12/31/2004                                        8.33       0.07(a)        0.47 (a)       0.54     (0.06)       (0.45)
       12/31/2003                                        6.47       0.01(a)        1.85 (a)       1.86         --           --
       01/02/2002 to 12/31/2002 (b)                      8.57       0.01(a)       (2.11)(a)     (2.10)      0.00+           --
--------------------------------                      --------- -------------- -------------- ---------- ---------- -------------

       Class B
       06/30/2006--(Unaudited)                           8.62         --(a)       (0.01)(a)     (0.01)     (0.01)       (0.07)
       12/31/2005                                        8.31       0.01(a)        0.38 (a)       0.39         --       (0.08)
       12/31/2004                                        8.29       0.06(a)        0.46 (a)       0.52     (0.05)       (0.45)
       12/31/2003                                        6.45            --        1.84 (a)       1.84         --           --
       12/31/2002                                        8.57           --+(a)    (2.12)(a)     (2.12)      0.00+           --
       02/12/2001 to 12/31/2001 (c)                     10.00           --+(a)    (1.43)(a)     (1.43)        --+           --
--------------------------------                      --------- -------------- -------------- ---------- ---------- -------------

       Class E
       06/30/2006--(Unaudited)                           8.68       0.01(a)       (0.02)(a)     (0.01)     (0.03)       (0.07)
       05/01/2005 to 12/31/2005 (d)                      7.97       0.01(a)        0.79 (a)       0.80     (0.01)       (0.08)
--------------------------------                      --------- -------------- -------------- ---------- ---------- -------------
     PIMCO INFLATION PROTECTED BOND PORTFOLIO         --------- -------------- -------------- ---------- ---------- -------------

       Class A
       06/30/2006--(Unaudited)                         $10.78      $0.21(a)     $ (0.31)(a)    $(0.10)    $(0.43)      $(0.30)
       12/31/2005                                       10.64       0.31(a)       (0.15)(a)       0.16         --       (0.02)
       12/31/2004                                       10.29       0.16(a)        0.81 (a)       0.97     (0.11)       (0.51)
       05/01/2003 to 12/31/2003 (e)                     10.00       0.07(a)        0.47 (a)       0.54     (0.04)       (0.21)
--------------------------------                      --------- -------------- -------------- ---------- ---------- -------------

       Class B
       06/30/2006--(Unaudited)                          10.76       0.20(a)       (0.32)(a)     (0.12)     (0.39)       (0.30)
       12/31/2005                                       10.63       0.27(a)       (0.12)(a)       0.15         --       (0.02)
       12/31/2004                                       10.29       0.08(a)        0.84 (a)       0.92     (0.07)       (0.51)
       05/01/2003 to 12/31/2003 (e)                     10.00       0.07(a)        0.46 (a)       0.53     (0.03)       (0.21)
--------------------------------                      --------- -------------- -------------- ---------- ---------- -------------

       Class E
      05/01/2006 to 06/30/2006--(Unaudited) (f)          9.92       0.07(a)       (0.04)(a)       0.03         --           --
--------------------------------                      --------- -------------- -------------- ---------- ---------- -------------
     PIMCO TOTAL RETURN PORTFOLIO                     --------- -------------- -------------- ---------- ---------- -------------

       Class A
       06/30/2006--(Unaudited)                         $11.60      $0.24(a)     $ (0.28)(a)    $(0.04)    $(0.32)      $(0.01)
       12/31/2005                                       11.40       0.40(a)       (0.12)(a)       0.28     (0.01)       (0.07)
       12/31/2004                                       11.61       0.20(a)        0.40 (a)       0.60     (0.81)           --
       12/31/2003                                       11.34       0.28(a)        0.23 (a)       0.51     (0.13)       (0.11)
       12/31/2002                                       10.35       0.33(a)        0.66 (a)       0.99         --           --
       05/01/2001 to 12/31/2001 (g)                     10.03       0.27(a)        0.40 (a)       0.67     (0.20)       (0.15)
--------------------------------                      --------- -------------- -------------- ---------- ---------- -------------

       Class B
       06/30/2006--(Unaudited)                          11.50       0.22(a)       (0.28)(a)     (0.06)     (0.30)       (0.01)
       12/31/2005                                       11.32       0.37(a)       (0.12)(a)       0.25         --       (0.07)
       12/31/2004                                       11.54       0.19(a)        0.38 (a)       0.57     (0.79)           --
       12/31/2003                                       11.29       0.24(a)        0.25 (a)       0.49     (0.13)       (0.11)
       12/31/2002                                       10.33       0.31(a)        0.65 (a)       0.96         --           --
       02/12/2001 to 12/31/2001(c)                      10.00       0.32(a)        0.34 (a)       0.66     (0.18)       (0.15)
--------------------------------                      --------- -------------- -------------- ---------- ---------- -------------

       Class E
       06/30/2006--(Unaudited)                          11.53       0.23(a)       (0.28)(a)     (0.05)     (0.31)       (0.01)
       12/31/2005                                       11.34       0.39(a)       (0.13)(a)       0.26         --       (0.07)
       12/31/2004                                       11.56       0.21(a)        0.37 (a)       0.58     (0.80)           --
       12/31/2003                                       11.30       0.23(a)        0.27 (a)       0.50     (0.13)       (0.11)
       12/31/2002                                       10.33       0.33(a)        0.64 (a)       0.97         --           --
       10/31/2001 to 12/31/2001 (h)                     10.65       0.07(a)       (0.26)(a)     (0.19)     (0.09)       (0.04)
--------------------------------                      --------- -------------- -------------- ---------- ---------- -------------




                                                      RETURN OF
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: CAPITAL
     OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO       ---------

       Class A
       06/30/2006--(Unaudited)                           $--
       12/31/2005                                         --
       12/31/2004                                         --
       12/31/2003                                         --
       01/02/2002 to 12/31/2002 (b)                       --
--------------------------------                      ---------

       Class B
       06/30/2006--(Unaudited)                            --
       12/31/2005                                         --
       12/31/2004                                         --
       12/31/2003                                         --
       12/31/2002                                         --
       02/12/2001 to 12/31/2001 (c)                       --
--------------------------------                      ---------

       Class E
       06/30/2006--(Unaudited)                            --
       05/01/2005 to 12/31/2005 (d)                       --
--------------------------------                      ---------
     PIMCO INFLATION PROTECTED BOND PORTFOLIO         ---------

       Class A
       06/30/2006--(Unaudited)                           $--
       12/31/2005                                         --
       12/31/2004                                         --
       05/01/2003 to 12/31/2003 (e)                       --
--------------------------------                      ---------

       Class B
       06/30/2006--(Unaudited)                            --
       12/31/2005                                         --
       12/31/2004                                         --
       05/01/2003 to 12/31/2003 (e)                       --
--------------------------------                      ---------

       Class E
      05/01/2006 to 06/30/2006--(Unaudited) (f)           --
--------------------------------                      ---------
     PIMCO TOTAL RETURN PORTFOLIO                     ---------

       Class A
       06/30/2006--(Unaudited)                           $--
       12/31/2005                                         --
       12/31/2004                                         --
       12/31/2003                                         --
       12/31/2002                                         --
       05/01/2001 to 12/31/2001 (g)                       --
--------------------------------                      ---------

       Class B
       06/30/2006--(Unaudited)                            --
       12/31/2005                                         --
       12/31/2004                                         --
       12/31/2003                                         --
       12/31/2002                                         --
       02/12/2001 to 12/31/2001(c)                        --
--------------------------------                      ---------

       Class E
       06/30/2006--(Unaudited)                            --
       12/31/2005                                         --
       12/31/2004                                         --
       12/31/2003                                         --
       12/31/2002                                         --
       10/31/2001 to 12/31/2001 (h)                       --
--------------------------------                      ---------

*  Annualized
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
+ Rounds to less than $0.005 per share
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--01/02/2002.
(c) Commencement of operations--02/12/2001.

                       See notes to financial statements

                                                               RATIO OF     RATIO OF
                                                               EXPENSES TO  EXPENSES TO   RATIO OF NET
                                                   RATIO OF    AVERAGE NET  AVERAGE NET   INVESTMENT
              NET ASSET              NET ASSETS    EXPENSES TO ASSETS AFTER ASSETS BEFORE INCOME (LOSS)
TOTAL         VALUE END              END OF PERIOD AVERAGE NET BROKER       REIMBURSEMENT TO AVERAGE    PORTFOLIO
DISTRIBUTIONS OF PERIOD TOTAL RETURN (IN MILLIONS) ASSETS**    REBATES**    AND REBATES   NET ASSETS    TURNOVER RATE
------------- --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

   $(0.10)     $ 8.58     (0.21)%      $  407.2      0.64%*         N/A         0.66%*       0.33%*          33.4%
    (0.09)       8.69        4.99         664.2        0.69         N/A        0.64(i)         0.42           72.4
    (0.51)       8.36        6.70         298.0        0.68         N/A        0.69(i)         0.90           65.3
        --       8.33       28.75           0.2        0.72        0.72%       0.75(i)         0.07           36.6
     0.00+       6.47     (24.47)           0.7        0.75         N/A           0.99         0.17           20.6
---------     --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

    (0.08)       8.53      (0.22)         514.5       0.90*         N/A          0.91*        0.06*           33.4
    (0.08)       8.62        4.71         501.8        0.94         N/A        0.89(i)         0.18           72.4
    (0.50)       8.31        6.40         634.6        0.95         N/A        0.91(i)         0.67           65.3
        --       8.29       28.53         551.0        0.99        0.99        0.98(i)       (0.03)           36.6
      0.00       6.45     (24.73)         122.4        1.00         N/A           1.22       (0.02)           20.6
        --       8.57     (14.27)          26.9       1.00*         N/A          3.21*        0.04*           29.7
---------     --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

    (0.10)       8.57      (0.23)           2.1       0.80*         N/A          0.81*        0.19*           33.4
    (0.09)       8.68       10.01           0.9       0.83*         N/A       0.80(i)*        0.15*           72.4
---------     --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
------------- --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

   $(0.73)     $ 9.95     (0.85)%      $  784.5      0.55%*         N/A            N/A       4.07%*         479.6%
    (0.02)      10.78        1.48         585.8        0.55         N/A            N/A         2.85        1,228.7
    (0.62)      10.64        9.41         331.3        0.62         N/A            N/A         1.39        1,173.9
    (0.25)      10.29        5.47           1.1       0.70*         N/A          0.74%        0.72*          935.0
---------     --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

    (0.69)       9.95      (1.01)         372.9       0.80*         N/A            N/A        3.80*          479.6
    (0.02)      10.76        1.39         385.4        0.80         N/A            N/A         2.52        1,228.7
    (0.58)      10.63        8.99         502.3        0.81         N/A            N/A         0.73        1,173.9
    (0.24)      10.29        5.35         366.2       0.84*         N/A          0.84*        0.64*          935.0
---------     --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

        --       9.95        0.30           1.7       0.73*         N/A            N/A        3.94*          479.6
---------     --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
------------- --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

   $(0.33)     $11.23     (0.34)%      $1,158.9      0.57%*         N/A         0.57%*       4.18%*         244.3%
    (0.08)      11.60        2.46         912.6        0.57         N/A           0.57         3.42          344.2
    (0.81)      11.40        5.25         578.0        0.57         N/A            N/A         1.69          416.0
    (0.24)      11.61        4.53         194.5        0.59         N/A        0.57(i)         2.43          547.1
        --      11.34        9.57         155.0        0.65         N/A        0.64(i)         3.06          474.4
    (0.35)      10.35        6.68          59.1       0.65*         N/A          1.15*        3.76*          346.0
---------     --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

    (0.31)      11.13      (0.57)       1,178.0       0.82*         N/A          0.82*        3.92*          244.3
    (0.07)      11.50        2.25       1,107.7        0.82         N/A           0.82         3.13          344.2
    (0.79)      11.32        4.98       1,028.5        0.81         N/A            N/A         1.66          416.0
    (0.24)      11.54        4.53         893.8        0.83         N/A        0.82(i)         2.07          547.1
        --      11.29        9.29         427.7        0.90         N/A        0.90(i)         2.85          474.4
    (0.33)      10.33        6.68          46.2       0.90*         N/A          1.40*        3.48*          346.0
---------     --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

    (0.32)      11.16      (0.50)         136.5       0.72*         N/A          0.72*        4.01*          244.3
    (0.07)      11.53        2.33         146.6        0.72         N/A           0.72         3.24          344.2
    (0.80)      11.34        5.06         146.6        0.71         N/A            N/A         1.76          416.0
    (0.24)      11.56        4.44         119.3        0.73         N/A        0.71(i)         2.02          547.1
        --      11.30        9.39          29.2        0.80         N/A        0.80(i)         3.00          474.4
    (0.13)      10.33      (1.81)           0.1       0.80*         N/A          1.30*        3.71*          346.0
---------     --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

(d) Commencement of operations--05/01/2005.
(e) Commencement of operations--05/01/2003.
(f) Commencement of operations--05/01/2006.
(g) Commencement of operations--05/01/2001.
(h) Commencement of operations--10/31/2001.
(i) Excludes effect of Deferred Expense Reimbursement--See note 3 of financial statements.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS



                                                      NET ASSET                   NET REALIZED/             DIVIDENDS
                                                      VALUE                       UNREALIZED     TOTAL FROM FROM NET
                                                      BEGINNING OF NET INVESTMENT GAIN (LOSS) ON INVESTMENT INVESTMENT
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: PERIOD       INCOME (LOSS)  INVESTMENTS    OPERATIONS INCOME
     PIONEER FUND PORTFOLIO                           ------------ -------------- -------------- ---------- ----------

       Class A
       06/30/2006--(Unaudited)                           $12.75      $ 0.07 (a)     $ 0.50 (a)    $  0.57    $(0.14)
       12/31/2005                                         12.03        0.13 (a)       0.59 (a)       0.72         --
       12/31/2004 ++                                      10.92        0.11 (a)       1.11 (a)       1.22     (0.11)
       12/31/2003 ++                                       8.94        0.15 (a)       1.98 (a)       2.13     (0.15)
       12/31/2002 ++                                      13.87        0.32 (a)      (4.47)(a)     (4.15)     (0.78)
       12/31/2001 ++                                      19.22        0.37 (a)      (4.65)(a)     (4.28)     (0.30)
------------------------------                        ------------ -------------- -------------- ---------- ----------
     PIONEER MID-CAP VALUE PORTFOLIO                  ------------ -------------- -------------- ---------- ----------

       Class A
       06/30/2006--(Unaudited)                           $10.78      $ 0.03 (a)     $ 0.13 (a)    $  0.16    $   --+
       05/01/2005 to 12/31/2005 (b)                       10.00        0.03 (a)       0.95 (a)       0.98     (0.02)
------------------------------                        ------------ -------------- -------------- ---------- ----------
     MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO       ------------ -------------- -------------- ---------- ----------

       Class A
       06/30/2006--(Unaudited)                           $15.51      $(0.02)(a)     $ 1.13 (a)    $  1.11    $(0.02)
       12/31/2005                                         14.13        0.04 (a)       1.38 (a)       1.42     (0.04)
       12/31/2004                                         11.92        0.04 (a)       2.17 (a)       2.21         --
       12/31/2003                                          9.26        0.01 (a)       2.65 (a)       2.66         --
       12/31/2002                                         11.74          --+(a)      (2.47)(a)     (2.47)     (0.01)
       12/31/2001                                         14.82        0.02 (a)      (1.22)(a)     (1.20)     (0.02)
------------------------------                        ------------ -------------- -------------- ---------- ----------

       Class B
       06/30/2006--(Unaudited)                            15.36       (0.03)(a)       1.10 (a)       1.07         --
       12/31/2005                                         14.01        0.01 (a)       1.36 (a)       1.37     (0.02)
       12/31/2004                                         11.84        0.01 (a)       2.16 (a)       2.17         --
       12/31/2003                                          9.23       (0.02)(a)       2.63 (a)       2.61         --
       12/31/2002                                         11.72       (0.02)(a)      (2.46)(a)     (2.48)     (0.01)
       04/03/2001 to 12/31/2001 (c)                       12.25          --+(a)       1.35 (a)       1.35     (0.02)
------------------------------                        ------------ -------------- -------------- ---------- ----------
     RCM GLOBAL TECHNOLOGY PORTFOLIO                  ------------ -------------- -------------- ---------- ----------

       Class A
       06/30/2006--(Unaudited)                           $ 5.11      $(0.02)(a)     $(0.28)(a)    $(0.30)    $    --
       12/31/2005                                          4.62       (0.03)(a)       0.56 (a)       0.53         --
       12/31/2004                                          4.83       (0.02)(a)      (0.19)(a)     (0.21)         --
       12/31/2003                                          3.06       (0.04)(a)       1.81 (a)       1.77         --
       12/31/2002                                          6.18       (0.04)(a)      (3.08)(a)     (3.12)         --
       05/01/2001 to 12/31/2001 (d)                        8.06       (0.04)(a)      (1.84)(a)     (1.88)         --
------------------------------                        ------------ -------------- -------------- ---------- ----------

       Class B
       06/30/2006--(Unaudited)                             5.05       (0.02)(a)      (0.28)(a)     (0.30)         --
       12/31/2005                                          4.58       (0.04)(a)       0.55 (a)       0.51         --
       12/31/2004                                          4.79       (0.02)(a)      (0.19)(a)     (0.21)         --
       12/31/2003                                          3.04       (0.05)(a)       1.80 (a)       1.75         --
       12/31/2002                                          6.16       (0.04)(a)      (3.08)(a)     (3.12)         --
       02/12/2001 to 12/31/2001 (e)                       10.00       (0.06)(a)      (3.78)(a)     (3.84)         --
------------------------------                        ------------ -------------- -------------- ---------- ----------

       Class E
       06/30/2006--(Unaudited)                             5.07       (0.02)(a)      (0.28)(a)     (0.30)         --
       12/31/2005                                          4.59       (0.04)(a)       0.56 (a)       0.52         --
       12/31/2004                                          4.80       (0.02)(a)      (0.19)(a)     (0.21)         --
       12/31/2003                                          3.05       (0.05)(a)       1.80 (a)       1.75         --
       12/31/2002                                          6.17       (0.03)(a)      (3.09)(a)     (3.12)         --
       10/31/2001 to 12/31/2001 (f)                        5.24       (0.01)(a)       0.94 (a)       0.93         --
------------------------------                        ------------ -------------- -------------- ---------- ----------


                                                      DISTRIBUTIONS
                                                      FROM NET
                                                      REALIZED      RETURN OF
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: CAPITAL GAINS CAPITAL
     PIONEER FUND PORTFOLIO                           ------------- ---------

       Class A
       06/30/2006--(Unaudited)                           $    --       $--
       12/31/2005                                             --        --
       12/31/2004 ++                                          --        --
       12/31/2003 ++                                          --        --
       12/31/2002 ++                                          --        --
       12/31/2001 ++                                      (0.77)        --
------------------------------                        ------------- ---------
     PIONEER MID-CAP VALUE PORTFOLIO                  ------------- ---------

       Class A
       06/30/2006--(Unaudited)                           $    --       $--
       05/01/2005 to 12/31/2005 (b)                       (0.18)        --
------------------------------                        ------------- ---------
     MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO       ------------- ---------

       Class A
       06/30/2006--(Unaudited)                           $(2.46)       $--
       12/31/2005                                             --        --
       12/31/2004                                             --        --
       12/31/2003                                             --        --
       12/31/2002                                             --        --
       12/31/2001                                         (1.86)        --
------------------------------                        ------------- ---------

       Class B
       06/30/2006--(Unaudited)                            (2.46)        --
       12/31/2005                                             --        --
       12/31/2004                                             --        --
       12/31/2003                                             --        --
       12/31/2002                                             --        --
       04/03/2001 to 12/31/2001 (c)                       (1.86)        --
------------------------------                        ------------- ---------
     RCM GLOBAL TECHNOLOGY PORTFOLIO                  ------------- ---------

       Class A
       06/30/2006--(Unaudited)                           $    --       $--
       12/31/2005                                         (0.04)        --
       12/31/2004                                            --+        --
       12/31/2003                                             --        --
       12/31/2002                                             --        --
       05/01/2001 to 12/31/2001 (d)                           --        --
------------------------------                        ------------- ---------

       Class B
       06/30/2006--(Unaudited)                                --        --
       12/31/2005                                         (0.04)        --
       12/31/2004                                            --+        --
       12/31/2003                                             --        --
       12/31/2002                                             --        --
       02/12/2001 to 12/31/2001 (e)                           --        --
------------------------------                        ------------- ---------

       Class E
       06/30/2006--(Unaudited)                                --        --
       12/31/2005                                         (0.04)        --
       12/31/2004                                            --+        --
       12/31/2003                                             --        --
       12/31/2002                                             --        --
       10/31/2001 to 12/31/2001 (f)                           --        --
------------------------------                        ------------- ---------

*  Annualized
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
+ Rounds to less than $0.005 per share
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--05/01/2005.
(c) Commencement of operations--04/03/2001.
(d) Commencement of operations--05/01/2001.

                       See notes to financial statements

                                                               RATIO OF     RATIO OF
                                                               EXPENSES TO  EXPENSES TO   RATIO OF NET
                                                   RATIO OF    AVERAGE NET  AVERAGE NET   INVESTMENT
              NET ASSET              NET ASSETS    EXPENSES TO ASSETS AFTER ASSETS BEFORE INCOME (LOSS)
TOTAL         VALUE END              END OF PERIOD AVERAGE NET BROKER       REIMBURSEMENT TO AVERAGE    PORTFOLIO
DISTRIBUTIONS OF PERIOD TOTAL RETURN (IN MILLIONS) ASSETS**    REBATES**    AND REBATES   NET ASSETS    TURNOVER RATE
------------- --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

   $(0.14)     $13.18       4.43%       $ 37.5        1.16%*    N/A             1.31%*        1.03%*        15.7%
        --      12.75        5.99           46          1.01    N/A             1.01            1.03           16
    (0.11)      12.03       11.13           33       0.99(b)    N/A             1.12            0.98           19
    (0.15)      10.92       23.78           27          1.12    N/A             1.12            1.56           98
    (0.78)       8.94     (30.21)           22          0.90    N/A             0.90            2.88           25
    (1.07)      13.87     (23.00)           39          0.81    N/A             0.81            2.18           20
---------     --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
------------- --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

   $    --     $10.94       1.49%       $ 10.9        1.00%*    N/A             3.75%*        0.60%*        37.8%
    (0.20)      10.78        9.84          6.0         1.00*    N/A             3.08*          0.43*           44
---------     --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
------------- --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

   $(2.48)     $14.14       6.52%       $ 36.5        1.36%*    N/A             1.36%*      (0.22)%*        41.0%
    (0.04)      15.51       10.08         39.5          1.22    N/A             1.22            0.29         88.3
        --      14.13       18.54         46.9          1.19    N/A              N/A            0.34         84.5
        --      11.92       28.73         50.0          1.25   1.25%             N/A            0.08        231.2
    (0.01)       9.26     (21.05)         47.1          1.20   1.20              N/A            0.01         77.6
    (1.88)      11.74      (8.42)         76.8          1.09    N/A              N/A            0.14         79.9
---------     --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

    (2.46)      13.97        6.32          7.2         1.62*    N/A             1.62*        (0.44)*         41.0
    (0.02)      15.36        9.79          5.3          1.47    N/A             1.47            0.05         88.3
        --      14.01       18.33          4.0          1.45    N/A              N/A            0.12         84.5
        --      11.84       28.28          2.9          1.50   1.50              N/A          (0.20)        231.2
    (0.01)       9.23     (21.19)          2.1          1.47   1.47              N/A          (0.23)         77.6
    (1.88)      11.72       10.61          0.9         1.40*    N/A              N/A         (0.10)*         79.9
---------     --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
------------- --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

   $    --     $ 4.81     (5.87)%       $140.4        1.06%*    N/A             1.06%*(g)   (0.66)%*       142.1%
    (0.04)       5.11       11.35        129.3          1.10    N/A             1.19          (0.69)        290.7
        --       4.62      (4.28)         81.8          0.96    N/A              N/A          (0.45)        173.0
        --       4.83       57.84         47.2          1.10   1.04%            1.26          (0.89)        313.0
        --       3.06     (50.49)         13.0          1.10   1.04             1.73          (0.90)        227.2
        --       6.18     (23.33)         16.1         1.10*    N/A             3.97*        (0.90)*        346.9
---------     --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

        --       4.75      (5.94)         84.6         1.32*    N/A             1.31*(g)     (0.92)*        142.1
    (0.04)       5.05       11.01         86.5          1.35    N/A             1.44          (0.95)        290.7
        --       4.58      (4.31)        100.2          1.21    N/A              N/A          (0.57)        173.0
        --       4.79       57.57         64.8          1.35   1.29             1.52          (1.14)        313.0
        --       3.04     (50.65)         15.2          1.35   1.27             1.96          (1.13)        227.2
        --       6.16     (38.40)          9.6         1.35*    N/A             4.21*        (1.01)*        346.9
---------     --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

        --       4.77      (5.92)         16.9         1.22*    N/A             1.21*(g)     (0.82)*        142.1
    (0.04)       5.07       11.21         18.6          1.25    N/A             1.34          (0.85)        290.7
        --       4.59      (4.30)         20.3          1.10    N/A              N/A          (0.55)        173.0
        --       4.80       57.88         15.5          1.25   1.22             1.37          (1.07)        313.0
        --       3.05     (50.57)          1.2          1.25   1.12             1.83          (0.97)        227.2
        --       6.17       17.75           --         1.25*    N/A             4.11*        (1.18)*        346.9
---------     --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

(e) Commencement of operations--02/12/2001.
(f) Commencement of operations--10/31/2001.
(g) Excludes effect of Deferred Expense Reimbursement--See note 3 of financial statements.
++ Audited by other Independent Registered Public Accounting Firm.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS

                                                      NET ASSET                   NET REALIZED/             DIVIDENDS
                                                      VALUE                       UNREALIZED     TOTAL FROM FROM NET
                                                      BEGINNING OF NET INVESTMENT GAIN (LOSS) ON INVESTMENT INVESTMENT
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: PERIOD       INCOME (LOSS)  INVESTMENTS    OPERATIONS INCOME
       THIRD AVENUE SMALL CAP VALUE PORTFOLIO         ------------ -------------- -------------- ---------- ----------

         Class A
         06/30/2006--(Unaudited)                         $16.61      $ 0.09 (a)     $ 0.91 (a)    $  1.00    $(0.11)
         12/31/2005                                       14.38        0.14 (a)       2.13 (a)       2.27         --
         12/31/2004                                       11.62        0.16 (a)       2.96 (a)       3.12     (0.08)
         12/31/2003                                        8.29        0.05 (a)       3.39 (a)       3.44     (0.04)
         05/01/2002 to 12/31/2002 (b)                     10.00        0.04 (a)      (1.72)(a)     (1.68)     (0.02)
----------------------------------                    ------------ -------------- -------------- ---------- ----------

         Class B
         06/30/2006--(Unaudited)                          16.55        0.06 (a)       0.92 (a)       0.98     (0.08)
         12/31/2005                                       14.37        0.10 (a)       2.12 (a)       2.22         --
         12/31/2004                                       11.61        0.06 (a)       3.02 (a)       3.08     (0.04)
         12/31/2003                                        8.28        0.05 (a)       3.38 (a)       3.43     (0.03)
         05/01/2002 to 12/31/2002 (b)                     10.00        0.04 (a)      (1.73)(a)     (1.69)     (0.02)
----------------------------------                    ------------ -------------- -------------- ---------- ----------
       T. ROWE PRICE MID-CAP GROWTH PORTFOLIO         ------------ -------------- -------------- ---------- ----------

         Class A
         06/30/2006--(Unaudited)                         $ 8.49      $ 0.03 (a)     $ 0.08 (a)    $  0.11    $    --
         12/31/2005                                        7.55       (0.01)(a)       1.13 (a)       1.12         --
         12/31/2004                                        6.39       (0.03)(a)       1.19 (a)       1.16         --
         12/31/2003                                        4.66       (0.02)(a)       1.75 (a)       1.73         --
         12/31/2002                                        8.37       (0.02)(a)      (3.66)(a)     (3.68)         --
         05/01/2001 to 12/31/2001 (c)                      9.76       (0.02)(a)      (1.37)(a)     (1.39)         --
----------------------------------                    ------------ -------------- -------------- ---------- ----------

         Class B
         06/30/2006--(Unaudited)                           8.38        0.02 (a)       0.07 (a)       0.09         --
         12/31/2005                                        7.47       (0.03)(a)       1.12 (a)       1.09         --
         12/31/2004                                        6.34       (0.05)(a)       1.18 (a)       1.13         --
         12/31/2003                                        4.64       (0.04)(a)       1.74 (a)       1.70         --
         12/31/2002                                        8.34       (0.03)(a)      (3.64)(a)     (3.67)         --
         02/12/2001 to 12/31/2001 (d)                     10.00       (0.04)(a)      (1.62)(a)     (1.66)         --
----------------------------------                    ------------ -------------- -------------- ---------- ----------

         Class E
         06/30/2006--(Unaudited)                           8.42        0.03 (a)       0.07 (a)       0.10         --
         12/31/2005                                        7.50       (0.02)(a)       1.12 (a)       1.10         --
         12/31/2004                                        6.36       (0.04)(a)       1.18 (a)       1.14         --
         12/31/2003                                        4.65       (0.03)(a)       1.74 (a)       1.71         --
         12/31/2002                                        8.36       (0.02)(a)      (3.66)(a)     (3.68)         --
         10/31/2001 to 12/31/2001 (e)                      7.42       (0.01)(a)       0.95 (a)       0.94         --
----------------------------------                    ------------ -------------- -------------- ---------- ----------
       TURNER MID-CAP GROWTH PORTFOLIO                ------------ -------------- -------------- ---------- ----------

         Class A
         06/30/2006--(Unaudited)                         $12.13      $ 0.01 (a)     $ 0.50 (a)    $  0.51    $    --
         12/31/2005                                       11.23       (0.04)(a)       1.35 (a)       1.31         --
         05/01/2004 to 12/31/2004 (f)                     10.00       (0.03)(a)       1.26 (a)       1.23         --
----------------------------------                    ------------ -------------- -------------- ---------- ----------

         Class B
         06/30/2006--(Unaudited)                          12.09          -- (a)       0.49 (a)       0.49         --
         12/31/2005                                       11.22       (0.07)(a)       1.35 (a)       1.28         --
         05/01/2004 to 12/31/2004 (f)                     10.00       (0.05)(a)       1.27 (a)       1.22         --
----------------------------------                    ------------ -------------- -------------- ---------- ----------
       VAN KAMPEN COMSTOCK PORTFOLIO                  ------------ -------------- -------------- ---------- ----------

         Class A
         06/30/2006--(Unaudited)                         $10.40      $ 0.12 (a)     $ 0.27 (a)    $  0.39    $    --+
         05/01/2005 to 12/31/2005 (g)                     10.00        0.14 (a)       0.45 (a)       0.59     (0.11)
----------------------------------                    ------------ -------------- -------------- ---------- ----------

         Class B
         06/30/2006--(Unaudited)                          10.39        0.10 (a)       0.28 (a)       0.38         --+
         05/01/2005 to 12/31/2005 (g)                     10.00        0.12 (a)       0.46 (a)       0.58     (0.11)
----------------------------------                    ------------ -------------- -------------- ---------- ----------

                                                      DISTRIBUTIONS
                                                      FROM NET
                                                      REALIZED      RETURN OF
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: CAPITAL GAINS CAPITAL
       THIRD AVENUE SMALL CAP VALUE PORTFOLIO         ------------- ---------

         Class A
         06/30/2006--(Unaudited)                         $(1.18)       $--
         12/31/2005                                       (0.04)        --
         12/31/2004                                       (0.28)        --
         12/31/2003                                       (0.07)        --
         05/01/2002 to 12/31/2002 (b)                     (0.01)        --
----------------------------------                    ------------- ---------

         Class B
         06/30/2006--(Unaudited)                          (1.18)        --
         12/31/2005                                       (0.04)        --
         12/31/2004                                       (0.28)        --
         12/31/2003                                       (0.07)        --
         05/01/2002 to 12/31/2002 (b)                     (0.01)        --
----------------------------------                    ------------- ---------
       T. ROWE PRICE MID-CAP GROWTH PORTFOLIO         ------------- ---------

         Class A
         06/30/2006--(Unaudited)                         $(0.29)       $--
         12/31/2005                                       (0.18)        --
         12/31/2004                                           --        --
         12/31/2003                                           --        --
         12/31/2002                                       (0.03)        --
         05/01/2001 to 12/31/2001 (c)                         --        --
----------------------------------                    ------------- ---------

         Class B
         06/30/2006--(Unaudited)                          (0.29)        --
         12/31/2005                                       (0.18)        --
         12/31/2004                                           --        --
         12/31/2003                                           --        --
         12/31/2002                                       (0.03)        --
         02/12/2001 to 12/31/2001 (d)                         --        --
----------------------------------                    ------------- ---------

         Class E
         06/30/2006--(Unaudited)                          (0.29)        --
         12/31/2005                                       (0.18)        --
         12/31/2004                                           --        --
         12/31/2003                                           --        --
         12/31/2002                                       (0.03)        --
         10/31/2001 to 12/31/2001 (e)                         --        --
----------------------------------                    ------------- ---------
       TURNER MID-CAP GROWTH PORTFOLIO                ------------- ---------

         Class A
         06/30/2006--(Unaudited)                         $(0.15)       $--
         12/31/2005                                       (0.41)        --
         05/01/2004 to 12/31/2004 (f)                         --        --
----------------------------------                    ------------- ---------

         Class B
         06/30/2006--(Unaudited)                          (0.15)        --
         12/31/2005                                       (0.41)        --
         05/01/2004 to 12/31/2004 (f)                         --        --
----------------------------------                    ------------- ---------
       VAN KAMPEN COMSTOCK PORTFOLIO                  ------------- ---------

         Class A
         06/30/2006--(Unaudited)                         $(0.13)       $--
         05/01/2005 to 12/31/2005 (g)                     (0.08)        --
----------------------------------                    ------------- ---------

         Class B
         06/30/2006--(Unaudited)                          (0.13)        --
         05/01/2005 to 12/31/2005 (g)                     (0.08)        --
----------------------------------                    ------------- ---------

*  Annualized
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
+  Rounds to less than $0.005 per share
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--05/01/2002.
(c) Commencement of operations--05/01/2001.
(d) Commencement of operations--02/12/2001.

                       See notes to financial statements

                                                               RATIO OF     RATIO OF
                                                               EXPENSES TO  EXPENSES TO   RATIO OF NET
                                                   RATIO OF    AVERAGE NET  AVERAGE NET   INVESTMENT
              NET ASSET              NET ASSETS    EXPENSES TO ASSETS AFTER ASSETS BEFORE INCOME (LOSS)
TOTAL         VALUE END              END OF PERIOD AVERAGE NET BROKER       REIMBURSEMENT TO AVERAGE    PORTFOLIO
DISTRIBUTIONS OF PERIOD TOTAL RETURN (IN MILLIONS) ASSETS**    REBATES**    AND REBATES   NET ASSETS    TURNOVER RATE
------------- --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

   $(1.29)     $16.32       5.80%       $711.5       0.80%*         N/A         0.80%*        1.01%*         9.4%
    (0.04)      16.61       15.82        476.8         0.81         N/A         0.81            0.94         19.6
    (0.36)      14.38       26.81        206.3         0.87         N/A          N/A            1.12         11.3
    (0.11)      11.62       41.52          6.2         0.93         N/A         0.92(h)         0.54         14.6
    (0.03)       8.29     (16.78)          4.2        0.95*         N/A         2.07*          0.75*          8.0
---------     --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

    (1.26)      16.27        5.66        498.9        1.05*         N/A         1.05*          0.70*          9.4
    (0.04)      16.55       15.48        442.4         1.05         N/A         1.05            0.64         19.6
    (0.32)      14.37       26.50        435.5         1.07         N/A          N/A            0.46         11.3
    (0.10)      11.61       41.41        307.9         1.18         N/A         1.13(h)         0.49         14.6
    (0.03)       8.28     (16.90)         33.4        1.20*         N/A         1.69*          0.80*          8.0
---------     --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
------------- --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

   $(0.29)     $ 8.31       1.09%       $329.3       0.80%*         N/A         0.81%*        0.73%*        16.5%
    (0.18)       8.49       14.87        258.6         0.80         N/A         0.81          (0.08)         23.0
        --       7.55       18.15        145.7         0.90         N/A         0.83(h)       (0.41)         51.7
        --       6.39       37.12         34.8         0.91        0.83%        0.92(h)       (0.37)         56.5
    (0.03)       4.66     (44.00)         16.0         0.80        0.73         1.10          (0.34)        157.2
        --       8.37     (14.24)         13.5        0.80*        N/A*         2.35*        (0.35)*         86.3
---------     --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

    (0.29)       8.18        0.86        451.9        1.05*         N/A         1.06%*         0.50*         16.5
    (0.18)       8.38       14.63        422.6         1.05         N/A         1.06          (0.34)         23.0
        --       7.47       17.82        345.0         1.16         N/A         1.07(h)       (0.69)         51.7
        --       6.34       36.64        307.7         1.18        1.12         1.16(h)       (0.64)         56.5
    (0.03)       4.64     (44.04)         62.6         1.05        0.96         1.41          (0.54)        157.2
        --       8.34     (16.60)         23.4        1.05*         N/A*        2.60*        (0.53)*         86.3
---------     --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

    (0.29)       8.23        0.98         27.5        0.95*         N/A         0.96%*         0.59*         16.5
    (0.18)       8.42       14.70         25.4         0.95         N/A         0.96          (0.24)         23.0
        --       7.50       17.92         21.5         1.05         N/A         0.97(h)       (0.57)         51.7
        --       6.36       36.77         10.8         1.08        1.01         1.06(h)       (0.54)         56.5
    (0.03)       4.65     (44.05)          2.1         0.95        0.84         1.34          (0.38)        157.2
        --       8.36       12.67           --        0.95*         N/A*        2.49*        (0.70)*         86.3
---------     --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
------------- --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

   $(0.15)     $12.49       4.13%       $211.4       0.88%*         N/A         0.91%*        0.23%*        81.5%
    (0.41)      12.13       11.61        168.7         0.85         N/A         0.85          (0.30)        156.4
        --      11.23       12.30         76.5        0.91*         N/A         0.91*        (0.42)*        101.7
---------     --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

    (0.15)      12.43        4.07         67.9        1.13*         N/A         1.16*        (0.04)*         81.5
    (0.41)      12.09       11.36         56.9         1.10         N/A         1.10          (0.58)        156.4
        --      11.22       12.20         79.7        1.10*         N/A         1.10*        (0.72)*        101.7
---------     --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
------------- --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

   $(0.13)     $10.66       3.78%       $966.6       0.68%*         N/A         0.68%*        2.18%*        15.3%
    (0.19)      10.40        5.93        880.4        0.68*         N/A         0.68*          2.02*         75.7
---------     --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

    (0.13)      10.64        3.68        108.3        0.93*         N/A         0.93*          1.93*         15.3
    (0.19)      10.39        5.75         58.8        0.93*         N/A         0.93*          1.71*         75.7
---------     --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

(e) Commencement of operations--10/31/2001.
(f) Commencement of operations--05/01/2004.
(g) Commencement of operations--05/01/2005.
(h) Excludes effect of Deferred Expense Reimbursement--See note 3 of financial statements.

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2006 (UNAUDITED)


1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-three portfolios, fifteen of which are non-diversified (each, a "Portfolio" and collectively, the "Portfolios"), each of which operates as a distinct investment vehicle of the Trust. The non-diversified Portfolios are Cyclical Growth and Income ETF Portfolio, Cyclical Growth ETF Portfolio, Harris Oakmark International Portfolio, Janus Aggressive Growth Portfolio, Janus Capital Appreciation Portfolio, Legg Mason Value Equity Portfolio, MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, MetLife Moderate Strategy Portfolio, Neuberger Berman Real Estate Portfolio, PIMCO Inflation Protected Bond Portfolio, Third Avenue Small Cap Value Portfolio, and T. Rowe Price Mid-Cap Growth Portfolio. As of June 30, 2006, the forty-one Portfolios included in this report are as follows:

 Met/AIM Small Cap Growth Portfolio,    Lord Abbett Mid-Cap Value Portfolio,
 Batterymarch Growth and Income         Mercury Large-Cap Core Portfolio
   Portfolio (commenced                 (formerly a series of TST--
   operations 5/1/2006), (formerly The    Mercury Large-Cap Core Portfolio),
   Travelers Growth and Income Stock    MetLife Aggressive Strategy Portfolio,
   Account for Variable Annuities)      MetLife Balanced Strategy Portfolio,
 Batterymarch Mid-Cap Stock Portfolio   MetLife Defensive Strategy Portfolio,
   (formerly a series of The Travelers  MetLife Growth Strategy Portfolio,
   Series Trust ("TST")--Disciplined    MetLife Moderate Strategy Portfolio,
   Mid Cap Stock Portfolio),            MFS(R) Emerging Markets Equity
 Dreman Small-Cap Value Portfolio       Portfolio (commenced
   (formerly a series of TST--Style       operations 5/1/2006),
   Focus Series: Small Cap Value        MFS(R) Research International
   Portfolio),                          Portfolio,
 Federated High Yield Portfolio         MFS(R) Value Portfolio (formerly a
   (formerly a series of                series of TST--MFS(R) Value
   TST--Federated High Yield            Portfolio),
   Portfolio),                          Neuberger Berman Real Estate
 Cyclical Growth ETF Portfolio,         Portfolio,
 Cyclical Growth and Income ETF         Oppenheimer Capital Appreciation
   Portfolio,                           Portfolio,
 Goldman Sachs Mid-Cap Value Portfolio, PIMCO Inflation Protected Bond
 Harris Oakmark International           Portfolio,
   Portfolio,                           PIMCO Total Return Portfolio, Pioneer
 Janus Aggressive Growth Portfolio,     Fund Portfolio (formerly a series of
 Janus Capital Appreciation Portfolio   TST--Pioneer Fund
   (formerly Capital                      Portfolio),
   Appreciation Fund),                  Pioneer Mid-Cap Value Portfolio
 Lazard Mid-Cap Portfolio,              (formerly a series of TST--Pioneer
 Legg Mason Partners Managed Assets       Mid-Cap Value Portfolio),
   Portfolio (formerly Managed          Met/Putnam Capital Opportunities
   Assets Trust),                       Portfolio,
 Legg Mason Value Equity Portfolio,     RCM Global Technology Portfolio,
 Loomis Sayles Global Markets           Third Avenue Small Cap Value
   Portfolio (commenced                 Portfolio,
   operations 5/1/2006),                T. Rowe Price Mid-Cap Growth
 Lord Abbett America's Value Portfolio, Portfolio,
 Lord Abbett Bond Debenture Portfolio,  Turner Mid-Cap Growth Portfolio, and
 Lord Abbett Growth and Income          Van Kampen Comstock Portfolio.
   Portfolio,
 Lord Abbett Growth Opportunities
   Portfolio,

Met/AIM Capital Appreciation Portfolio and Pioneer Strategic Income Portfolio (formerly each a series of TST--AIM Capital Appreciation Portfolio and Pioneer Strategic Income Portfolio, respectively) are not shown and have a fiscal year end of October 31. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by various affiliated life insurance companies.

The Trust currently offers three classes of shares: Class A Shares are offered by all Portfolios except Lord Abbett America's Value Portfolio. Class B Shares are offered by all Portfolios except Batterymarch Growth and Income, Batterymarch Mid-Cap Stock, Dreman Small-Cap Value, Federated High Yield, Janus Capital Appreciation, Legg Mason Partners Managed Assets, Mercury Large-Cap Core, MFS(R) Value, Pioneer Fund, and Pioneer Mid-Cap Value Portfolios. Class E Shares are offered by the Met/AIM Small Cap Growth, Cyclical Growth ETF, Cyclical Growth and Income ETF, Harris Oakmark International, Janus Aggressive Growth, Lazard Mid-Cap, Legg Mason Value Equity, Lord Abbett Bond Debenture, MFS(R) Research International, Neuberger Berman Real Estate, Oppenheimer Capital Appreciation, PIMCO Inflation Protected Bond, PIMCO Total Return, RCM Global Technology and T. Rowe Price Mid-Cap Growth Portfolios. Shares of each Class of the Portfolios represent an equal pro rata interest in the Portfolios and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of each Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of each Portfolio. Each class of shares differs in its respective distribution expenses and certain other class-specific expense reductions.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2006 (UNAUDITED)



2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Portfolio securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4.00:02 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Portfolio securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolios may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolios may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolios' calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolios may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board of Trustees. All securities and other assets of a Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer. The Trust is managed by Met Investors Advisory LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or the Valuation Committee, utilize the services of one or more pricing services available in valuating the assets of the Trust. The Manager will continuously monitor the performance of these services. Each Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance. Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolios may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolios segregate assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolios determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolios' policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolios intend to distribute substantially all of their taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolios' financial statements. It is also the Portfolios' policy to comply with the diversification requirements of the Code so that variable annuity and variable life contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes.

Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. As a result, distributions from net investment income and net realized capital gains may differ from their ultimate characterization for federal income tax purposes due to timing differences.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2006 (UNAUDITED)



2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

The Portfolios utilize the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2005, the accumulated capital loss carryforwards and expiration dates by the Portfolios were as follows:

                                     Expiring   Expiring    Expiring    Expiring     Expiring    Expiring    Expiring
Portfolio                 Total     12/31/2007 12/31/2008  12/31/2009  12/31/2010   12/31/2011  12/31/2012  12/31/2013
---------              ------------ ---------- ----------- ----------- ----------- ------------ ----------- -----------

Federated High Yield
  Portfolio            $ 13,291,427 $       -- $        -- $ 4,648,588 $ 6,217,956 $  1,599,086 $        -- $   825,797

Harris Oakmark
  International
  Portfolio              14,881,941         --          --          --   7,425,827    7,456,114          --          --

Janus Aggressive
  Growth Portfolio/1/     4,200,644         --          --   3,018,263   1,182,381           --          --          --

Janus Capital
  Appreciation
  Portfolio             297,909,481         --          --  66,292,199  74,123,366  104,924,615  52,569,301          --

Lord Abbett Bond
  Debenture
  Portfolio/2/           14,747,966  7,709,423   4,311,256          --   2,727,287           --          --          --

Lord Abbett Growth
  and Income
  Portfolio/3/           51,459,419         --  13,596,178  28,690,142   9,173,099           --          --          --

Lord Abbett Growth
  Opportunities
  Portfolio/4/           11,576,401         --       3,616   1,332,584   4,499,968    5,740,233          --          --

Mercury Large-Cap
  Core Portfolio         63,229,519         --          --  24,394,135  38,835,384           --          --          --

MFS(R) Research
  International
  Portfolio/5/           32,093,343         --  14,021,535  11,694,451   6,377,357           --          --          --

Oppenheimer Capital
  Appreciation
  Portfolio/6/              967,934         --          --          --     967,934           --          --          --

PIMCO Total Return
  Portfolio              10,972,894         --          --          --          --           --          --  10,972,894

Pioneer Fund Portfolio   13,217,771         --          --          --  11,933,489    1,284,282          --          --

RCM Global
  Technology
  Portfolio               7,390,624         --          --          --          --           --          --   7,390,624

/1 /Janus Aggressive Growth Portfolio acquired losses of $7,266,413 in the merger with Janus Growth Portfolio on April 28th, 2003, which are subject to an annual limitation of $1,021,923.
/2 /Lord Abbett Bond Debenture Portfolio acquired losses of $19,627,064 in the merger with Loomis High Yield Fund on April 26, 2002, which are subject to an annual limitation of $3,688,483.
/3 /Lord Abbett Growth and Income Portfolio acquired losses of $61,902,713 in the merger with J.P. Morgan Enhanced Index Portfolio on April 28th 2003, which are subject to an annual limitation of $5,221,647.
/4 /Lord Abbett Growth Opportunities acquired losses of $13,507,053 in the merger with Lord Abbett Developing Growth Portfolio on April 28th 2003, which are subject to an annual limitation of $771,861.
/5 /MFS(R) Research International Portfolio acquired losses of $37,816,349 in the merger with J.P. Morgan International Equity Portfolio on April 28th 2003, which are subject to an annual limitation of $2,138,073.
/6 /Oppenheimer Capital Appreciation acquired losses of $2,062,652 in the merger with Met/Putnam Research Portfolio on November 19, 2004, which are subject to a limitation of $547,359.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2006 (UNAUDITED)


2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

E. DISTRIBUTION OF INCOME AND GAINS - Each Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

F. FUTURES CONTRACTS - A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. These contracts are generally used to provide the return of an index without purchasing all of the securities underlying the index or as a temporary substitute for purchasing or selling specific securities.

Upon entering into a futures contract, the Portfolios (except for the Third Avenue Small Cap Value Portfolio and Turner Mid-Cap Growth Portfolio which do not enter into futures contracts) are required to make initial margin deposits with the broker or segregate liquid investments to satisfy the broker's margin requirements. Initial margin deposits are recorded as assets and held in a segregated account at the custodian. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" the contract on a daily basis to reflect the value of the contract's settlement price at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities to the broker depending upon whether unrealized gains or losses, respectively, are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and its basis in the contract.

Risks of entering into futures contracts include the possibility that there may be an illiquid market and that the change in the value of the contract may not correlate with changes in the value of the underlying securities.

G. OPTIONS CONTRACTS - A purchased option contract gives the buyer the right, but not the obligation, to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Portfolios (except for the Third Avenue Small Cap Value Portfolio and Turner Mid-Cap Growth Portfolio) to provide the return of an index without purchasing all of the securities underlying the index or as a substitute for purchasing or selling specific securities.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss equal to the premium paid. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

The premium received for a written option is recorded as a liability. The liability is marked-to-market daily based on the option's quoted market price. When an option expires or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received will reduce the cost of the underlying security purchased.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Portfolio may forego the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the underlying security decreases and the option is exercised. This loss can be greater than premium received. In addition, the Portfolio could be exposed to risks if the counterparties to the transactions are unable to meet the terms of the contracts.

H. FORWARD FOREIGN CURRENCY CONTRACTS - Met/AIM Small Cap Growth, Dreman Small-Cap Value, Federated High Yield, Goldman Sachs Mid-Cap Value, Harris Oakmark International, Janus Aggressive Growth, Janus Capital Appreciation, Lazard Mid-Cap, Legg Mason Value Equity, Loomis Sayles Global Markets, Lord Abbett America's Value, Mercury Large-Cap Core, MFS(R) Emerging Markets Equity, MFS(R) Research International, MFS(R) Value, Neuberger Berman Real Estate, Oppenheimer Capital Appreciation, PIMCO Inflation Protected Bond, PIMCO Total Return, Pioneer Fund, Pioneer Mid-Cap Value, Met/Putnam Capital Opportunities, RCM Global Technology, Third Avenue Small Cap Value and T. Rowe Price Mid-Cap Growth Portfolios may enter into forward foreign currency contracts to hedge their portfolio holdings against future movements in certain foreign currency exchange rates. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a set price. The forward currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts to sell limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2006 (UNAUDITED)


2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

I. SECURITIES LENDING - The Portfolios may lend their securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities. Any cash received as collateral is generally invested by State Street Bank and Trust Company ("State Street"), acting in its capacity as securities lending agent (the "Agent"), in the State Street Navigator Securities Lending Prime Portfolio which is a money market fund registered under the 1940 Act. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio.

J. FOREIGN CURRENCY TRANSLATION - The books and records of the Portfolios' are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars on a daily basis using prevailing exchange rates. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when interest is accrued or dividends are recorded.

The Portfolios do not isolate that portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from activity in forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, from changes in the exchange rates of foreign currency held, and from changes in the contract value of forward foreign currency contracts.

K. SHORT SALES - The Met/AIM Small Cap Growth, Federated High Yield, Janus Aggressive Growth, Janus Capital Appreciation, Lazard Mid-Cap, Legg Mason Value Equity, Loomis Sayles Global Markets, Lord Abbett America's Value, Mercury Large-Cap Core, MFS(R) Emerging Markets Equity, MFS(R) Research International, MFS(R) Value, PIMCO Inflation Protected Bond, PIMCO Total Return, Pioneer Fund, Pioneer Mid-Cap Value, Met/Putnam Capital Opportunities, RCM Global Technology and T. Rowe Price Mid-Cap Growth Portfolios may enter into a "short sale" of securities in circumstances in which, at the time the short position is open, the Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one "against the box," may be entered into by each Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately.

The Janus Aggressive Growth, Janus Capital Appreciation, PIMCO Total Return and PIMCO Inflation Protected Bond Portfolios may also make short sales of a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the Portfolio replaces a borrowed security, the Portfolio will segregate with its custodian, or earmark, cash or other liquid assets at such a level that (i) the amount segregated, or earmark, plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. The Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Portfolio may be required to pay in connection with a short sale. No more than one third of the Portfolio's net assets will be, when added together: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales; and
(ii) segregated in connection with short sales.

L. SWAP AGREEMENTS - The Met/AIM Small Cap Growth, Federated High Yield, Janus Capital Appreciation, Loomis Sayles Global Markets, Lord Abbett America's Value, Lord Abbett Bond Debenture, Lord Abbett Growth and Income, Lord Abbett Growth Opportunities, Lord Abbett Mid-Cap Value, MFS(R) Emerging Markets Equity, MFS(R) Research International, MFS(R) Value, PIMCO Inflation Protected Bond, PIMCO Total Return, Pioneer

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2006 (UNAUDITED)



2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

Fund, Pioneer Mid-Cap Value, and RCM Global Technology Portfolios may enter into swap contracts. Swap contracts are derivatives in the form of a contract or other similar instrument, which is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term "specified index" includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a Portfolio may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index. The currency swaps in which a Portfolio may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. A Portfolio's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued by unpaid net amounts owed to a swap counterparty will be covered by designating the segregation, either on its records or with the Trust's custodian, of cash or other liquid assets, to avoid any potential leveraging of a Portfolio. To the extent that the net amounts owed to a swap counterparty are covered with such liquid assets, the investment advisers believe such obligations do not constitute "senior securities" under the 1940 Act and accordingly, the investment adviser will not treat them as being subject to a Portfolio's borrowing restrictions. A Portfolio may enter into OTC swap transactions with counterparties that are approved by the investment advisers in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings.

The swaps in which a Portfolio may engage may include instruments under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments the Portfolio is contractually obligated to make. If the other party to a swap defaults, the Portfolio's risk of loss consists of the net amount of payments that the Portfolio contractually is entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Certain swap transactions involve more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than traditional swap transactions.

The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If an investment adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Portfolio would be less favorable than it would have been if this investment technique were not used.

Among the strategic transactions into which the Janus Aggressive Growth, Neuberger Berman Real Estate, Oppenheimer Capital Appreciation, PIMCO Inflation Protected Bond, and PIMCO Total Return Portfolios may enter are interest rate swaps and the purchase or sale of related caps and floors. A Portfolio may enter into these transactions primarily to manage its exposure to interest rates, to protect against currency fluctuations, or to preserve a return or spread on a particular investment. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser, to the extent that a specific index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such cap. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount.

In addition the PIMCO Inflation Protected Bond Portfolio and the PIMCO Total Return Portfolio may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, the Portfolio would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligations. As the seller, the Portfolio would be subject to investment exposure on the notional amount of the swap. The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the Portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk--the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2006 (UNAUDITED)


2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

Swap agreements are marked daily by prices that are retrieved from independent pricing platforms (e.g. Bloomberg) or from brokers. Fair values will be provided if independent prices are unavailable. The change in value, if any, is recorded as unrealized gain or loss in the Statements of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statements of Operations. Net periodic payments are included as part of interest income on the Statement of Operations.

M. REPURCHASE AGREEMENTS - The Portfolios may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

N. REVERSE REPURCHASE AGREEMENTS - All Portfolios except Goldman Sachs Mid-Cap Value, Harris Oakmark International, Met/Putnam Capital Opportunities, Mercury Large-Cap Core, MFS(R) Emerging Markets Equity, MFS(R) Research International, MFS(R) Value, T. Rowe Price Mid-Cap Growth, Turner Mid-Cap Growth, and Van Kampen Comstock Portfolios may enter into reverse repurchase agreements with brokers, dealers, domestic and foreign banks or other financial institutions. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Portfolio. The Portfolio's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. Leverage may cause any gains or losses of the Portfolio to be magnified. The Portfolio may enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. At the time a Portfolio enters into a reverse repurchase agreement, it will earmark, or establish and maintain a segregated account with an approved custodian containing, cash or other liquid securities having a value not less than the repurchase price (including accrued interest). If interest rates rise during a reverse repurchase agreement, it may adversely affect the Portfolio's net asset value. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which the assets fall below the repurchase price (plus accrued interest). A Portfolio's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities a Portfolio has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Portfolio's obligation to repurchase the securities, and a Portfolio's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

O. FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES - All Portfolios except the Neuberger Berman Real Estate Portfolio and Turner Mid-Cap Growth Portfolio may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis, the Portfolio will hold liquid assets in a segregated account at the Portfolio's custodian bank worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

P. DIRECTED BROKERAGE AGREEMENT - The Trust has entered into a directed brokerage arrangement with State Street Brokerage ("SSB"). Under this arrangement, the Portfolios direct certain trades to SSB in return for a recapture credit. SSB issues a cash rebate to the Portfolio. Amounts paid to each Portfolio are shown separately as an expense reduction on the Statements of Operations of each respective Portfolio.

Q. MORTGAGE DOLLAR ROLLS - PIMCO Total Return Portfolio may enter into dollar rolls in which the Portfolio sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by a fee paid by the counterparty, often in the form of a drop in the repurchase price of the securities. Dollar rolls are accounted for as financing arrangements; the fee is accrued into interest income ratably over the term of the dollar roll and any gain or loss on the roll is deferred and realized upon disposition of the rolled security. The average monthly balance of dollar rolls outstanding during the period ended June 30, 2006 was approximately $625,597,441 for the PIMCO Total Return Portfolio.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2006 (UNAUDITED)


2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

The risk of entering into a mortgage dollar roll is that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Portfolios' use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust is managed by Met Investors Advisory LLC which is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into advisory agreements with AIM Capital Management, Inc., Batterymarch Financial Management, Inc., CAM North America LLC, Dreman Value Management LLC, Federated Investment Management Company, Gallatin Asset Management, Inc., Goldman Sachs Asset Management, L.P., Harris Associates L.P., Janus Capital Management LLC, Lazard Asset Management LLC, Legg Mason Capital Management, Inc., Loomis, Sayles & Company, L.P., Lord, Abbett & Co. LLC, Massachusetts Financial Services Company, Merrill Lynch Investment Managers, L.P., Morgan Stanley Investment Management, Inc.,
Neuberger Berman Management, Inc., OppenheimerFunds Inc., Pacific Investment Management Company LLC, Pioneer Investment Management, Inc., Putnam Investment Management LLC, RCM Capital Management LLC, Third Avenue Management LLC, T.
Rowe Price Associates, Inc., Turner Investment Partners, Inc. and Western Asset Management Company, (each an "Adviser", collectively the "Advisers") for investment advisory services in connection with the investment management of the Portfolios. The five MetLife Strategy Portfolios are managed by the Manager.

Subject to the supervision and direction of the Board, the Manager supervises the Advisers and has full discretion with respect to the retention or renewal of the advisory agreements. The Manager pays the Advisers a fee based on the Portfolio's average daily net assets.

Under the terms of the Portfolios' investment advisory agreement, the Portfolios pay the Manager a monthly fee based upon annual rates applied to each of the Portfolios' average daily net assets as follows:

                                            Management Fees
                                           earned by Manager
                                          For the period ended
Portfolio                                    June 30, 2006     % per annum Average Daily Assets
---------                                 -------------------- ----------- --------------------

Met/AIM Small Cap Growth Portfolio             $2,529,291          0.90%   First $500 Million

                                                                   0.85%   Over $500 Million

Batterymarch Growth and Income Portfolio*         511,599          0.65%   First $500 Million

                                                                   0.55%   $500 Million to $1 Billion

                                                                   0.50%   $1 Billion to $1.5 Billion

                                                                   0.45%   $1.5 Billion to $2 Billion

                                                                   0.40%   Over $2 Billion

Batterymarch Mid-Cap Stock Portfolio              717,601          0.70%   All

Dreman Small-Cap Value Portfolio                   63,693         0.825%   First $50 Million

                                                                   0.80%   $50 Million to $100 Million

                                                                  0.775%   $100 Million to $500 Million

                                                                   0.75%   $500 Million to $1 Billion

                                                                  0.725%   Over $1 Billion

Federated High Yield Portfolio                    254,942          0.60%   First $150 Million

                                                                   0.55%   $150 Million to $250 Million

                                                                   0.50%   Over $250 Million

Cyclical Growth ETF Portfolio                     390,969          0.45%   First $300 Million

                                                                   0.43%   $300 Million to $600 Million

                                                                   0.40%   Over $600 Million

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2006 (UNAUDITED)



3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

                                               Management Fees
                                              earned by Manager
                                             For the period ended
Portfolio                                       June 30, 2006     % per annum Average Daily Assets
---------                                    -------------------- ----------- --------------------

Cyclical Growth and Income ETF Portfolio          $  347,149          0.45%   First $300 Million

                                                                      0.43%   $300 Million to $600 Million

                                                                      0.40%   Over $600 Million

Goldman Sachs Mid-Cap Value Portfolio              1,557,199          0.75%   First $200 Million

                                                                      0.70%   Over $200 Million

Harris Oakmark International Portfolio             6,015,074          0.85%   First $100 Million

                                                                      0.80%   $100 Million to $1 Billion

                                                                      0.75%   Over $1 Billion

Janus Aggressive Growth Portfolio                  2,682,353          0.75%   First $25 Million

                                                                      0.70%   $25 Million to $250 Million

                                                                      0.65%   $250 Million to $1 Billion

                                                                      0.55%   Over $1 Billion

Janus Capital Appreciation Portfolio               3,484,706          0.65%   First $1 Billion

                                                                      0.60%   Over $1 Billion

Lazard Mid-Cap Portfolio                           1,279,769          0.70%   First $500 Million

                                                                     0.675%   $500 Million to $1 Billion

                                                                      0.60%   Over $1 Billion

Legg Mason Partners Managed Assets Portfolio         680,698          0.50%   All

Legg Mason Value Equity Portfolio                    875,867          0.70%   First $350 Million

                                                                              On the date that such assets reach
                                                                              $350 Million and each subsequent
                                                                              day thereafter, whether or not such
                                                                              assets are above or below $350
                                                                              Million

                                                                      0.65%   First $200 Million

                                                                      0.63%   Over $200 Million

Loomis Sayles Global Markets Portfolio*              419,481          0.70%   First $500 Million

                                                                      0.65%   $500 Million to $1 Billion

                                                                      0.60%   Over $1 Billion

Lord Abbett America's Value Portfolio                253,337          0.65%   First $500 Million

                                                                      0.60%   Over $500 Million

Lord Abbett Bond Debenture Portfolio               4,163,588          0.60%   First $250 Million

                                                                      0.55%   $250 Million to $500 Million

                                                                      0.50%   $500 Million to $1 Billion

                                                                      0.45%   Over $1 Billion

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2006 (UNAUDITED)



3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

                                             Management Fees
                                            earned by Manager
                                           For the period ended
Portfolio                                     June 30, 2006     % per annum Average Daily Assets
---------                                  -------------------- ----------- --------------------

Lord Abbett Growth and Income Portfolio         $8,206,656          0.60%   First $600 Million

                                                                    0.55%   $600 Million to $1.1 Billion

                                                                    0.50%   $1.1 Billion to $1.5 Billion

                                                                    0.45%   Over $1.5 Billion

Lord Abbett Growth Opportunities Portfolio         237,152          0.70%   First $200 Million

                                                                    0.65%   $200 Million to $500 Million

                                                                   0.625%   Over $500 Million

Lord Abbett Mid-Cap Value Portfolio              1,175,956          0.70%   First $200 Million

                                                                    0.65%   $200 Million to $500 Million

                                                                   0.625%   Over $500 Million

Mercury Large-Cap Core Portfolio                   512,207         0.775%   First $250 Million

                                                                    0.75%   $250 Million to $500 Million

                                                                   0.725%   $500 Million to $1 Billion

                                                                    0.70%   $1 Billion to $2 Billion

                                                                    0.65%   Over $2 Billion

MetLife Aggressive Strategy Portfolio              334,953          0.10%   First $500 Million

                                                                   0.075%   $500 Million to $1 Billion

                                                                    0.05%   Over $1 Billion

MetLife Balanced Strategy Portfolio              1,766,013          0.10%   First $500 Million

                                                                   0.075%   $500 Million to $1 Billion

                                                                    0.05%   Over $1 Billion

MetLife Defensive Strategy Portfolio               196,196          0.10%   First $500 Million

                                                                   0.075%   $500 Million to $1 Billion

                                                                    0.05%   Over $1 Billion

MetLife Growth Strategy Portfolio                1,615,401          0.10%   First $500 Million

                                                                   0.075%   $500 Million to $1 Billion

                                                                    0.05%   Over $1 Billion

MetLife Moderate Strategy Portfolio                522,718          0.10%   First $500 Million

                                                                   0.075%   $500 Million to $1 Billion

                                                                    0.05%   Over $1 Billion

MFS(R) Emerging Markets Equity Portfolio*          389,642          1.05%   First $250 Million

                                                                    1.00%   $250 Million to $500 Million

                                                                    0.85%   $500 Million to $1 Billion

                                                                    0.75%   Over $1 Billion

MFS(R) Research International Portfolio          4,134,940          0.80%   First $200 Million

                                                                    0.75%   $200 Million to $500 Million

                                                                    0.70%   $500 Million to $1 Billion

                                                                    0.65%   Over $1 Billion

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2006 (UNAUDITED)



3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

                                             Management Fees
                                            earned by Manager
                                           For the period ended
Portfolio                                     June 30, 2006     % per annum Average Daily Assets
---------                                  -------------------- ----------- --------------------

MFS(R) Value Portfolio                          $  288,349         0.725%   First $250 Million

                                                                   0.675%   $250 Million to $1.25 Billion

                                                                    0.60%   $1.25 Billion to $1.5 Billion

                                                                    0.50%   Over $1.5 Billion

Neuberger Berman Real Estate Portfolio           2,418,032          0.70%   First $200 Million

                                                                    0.65%   $200 Million to $750 Million

                                                                    0.55%   Over $750 Million

Oppenheimer Capital Appreciation Portfolio       3,273,989          0.65%   First $150 Million

                                                                   0.625%   $150 Million to $300 Million

                                                                    0.60%   $300 Million to $500 Million

                                                                    0.55%   Over $500 Million

PIMCO Inflation Protected Bond Portfolio         2,622,501          0.50%   All

PIMCO Total Return Portfolio                     5,737,274          0.50%   All

Pioneer Fund Portfolio                             167,363          0.75%   First $250 Million

                                                                    0.70%   $250 Million to $500 Million

                                                                   0.675%   $500 Million to $1 Billion

                                                                    0.65%   $1 Billion to $2 Billion

                                                                    0.60%   Over $2 Billion

Pioneer Mid-Cap Value Portfolio                     30,478          0.75%   First $250 Million

                                                                    0.70%   $250 Million to $500 Million

                                                                   0.675%   $500 Million to $1 Billion

                                                                    0.65%   $1 Billion to $2 Billion

                                                                    0.60%   Over $2 Billion

Met/Putnam Capital Opportunities Portfolio         192,497          0.85%   First $200 Million

                                                                    0.80%   Over $200 Million

RCM Global Technology Portfolio                  1,122,948          0.90%   First $500 Million

                                                                    0.85%   Over $500 Million

Third Avenue Small Cap Value Portfolio           3,885,644          0.75%   First $1 Billion

                                                                    0.70%   Over $1 Billion

T. Rowe Price Mid-Cap Growth Portfolio           2,879,493          0.75%   All

Turner Mid-Cap Growth Portfolio                  1,015,437          0.80%   First $300 Million

                                                                    0.70%   Over $300 Million

Van Kampen Comstock Portfolio                    3,196,152          0.65%   First $500 Million

                                                                    0.60%   $500 Million to $1 Billion

                                                                   0.525%   Over $1 Billion

* For the period from 05/1/2006 (Commencement of operations) through 06/30/2006.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2006 (UNAUDITED)



3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

State Street Bank and Trust Company provides custodian, administration and transfer agency services to the Trust.

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of each Portfolio of the Trust except the Lord Abbett Bond Debenture, Lord Abbett Growth and Income, Lord Abbett Mid-Cap Value, PIMCO Total Return, and Met/Putnam Capital Opportunities Portfolios. The Expense Limitation Agreement shall continue in effect with respect to each Portfolio except the Batterymarch Growth and Income Portfolio until April 30, 2007. The expense limitation for the Batterymarch Growth and Income Portfolio is permanent. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of each Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of each Portfolio's average daily net assets:

                                                                              Expenses Deferred in
-                                                             ----------------------------------------------------
                                                                2001     2002     2003    2004     2005     2006
-                                      Maximum Expense Ratio  -------- -------- -------- ------- -------- --------
                                       under current Expense               Subject to repayment until
                                       Limitation Agreement                       December 31,
-                                     ---------------------   ----------------------------------------------------
Portfolio                             Class A Class B Class E   2006     2007     2008    2009     2010     2011
---------                             ------- ------- ------- -------- -------- -------- ------- -------- --------

Met/AIM Small Cap Growth Portfolio     1.05%   1.30%   1.20%  $     -- $     -- $     -- $    -- $     -- $     --

Batterymarch Growth and Income
  Portfolio***                         0.65%   0.90%   0.80%       N/A      N/A      N/A     N/A      N/A   61,824

Batterymarch Mid-Cap Stock
  Portfolio                            0.95%   1.20%*  1.10%*      N/A      N/A      N/A     N/A      N/A    1,833

Dreman Small-Cap Value Portfolio       1.10%   1.35%*  1.25%*      N/A      N/A      N/A     N/A      N/A   29,208

Federated High Yield Portfolio         0.95%   1.20%*  1.10%*      N/A      N/A      N/A     N/A      N/A    6,722

Cyclical Growth ETF Portfolio          0.55%   0.80%   0.70%       N/A      N/A      N/A     N/A   32,115       --

Cyclical Growth and Income ETF
  Portfolio                            0.55%   0.80%   0.70%       N/A      N/A      N/A     N/A   32,599       --

Goldman Sachs Mid-Cap Value
  Portfolio                            0.95%   1.20%   1.10%*      N/A      N/A      N/A      --       --       --

Harris Oakmark International
  Portfolio                            1.10%   1.35%   1.25%        --       --       --      --       --       --

Janus Aggressive Growth Portfolio      0.90%   1.15%   1.05%        --       --       --      --       --       --

Janus Capital Appreciation Portfolio   1.25%   1.50%*  1.40%*      N/A      N/A      N/A     N/A      N/A       --

Lazard Mid-Cap Portfolio               0.95%   1.20%   1.10%        --       --       --      --       --       --

Legg Mason Partners Managed Assets
  Portfolio                            1.25%   1.50%*  1.40%*      N/A      N/A      N/A     N/A      N/A       --

Legg Mason Value Equity Portfolio      0.80%   1.05%   0.95%       N/A      N/A      N/A     N/A   47,680   54,020

Loomis Sayles Global Markets
  Portfolio                            0.90%   1.15%   1.05%*      N/A      N/A      N/A     N/A      N/A       --

Lord Abbett America's Value Portfolio  0.85%*  1.10%   1.00%*       --       --   76,985  98,677   40,862   18,534

Lord Abbett Developing Growth
  Portfolio**                           N/A     N/A     N/A     84,349  119,049   54,030      --       --       --

Lord Abbett Growth Opportunities
  Portfolio                            0.90%   1.15%   1.05%*  175,679  124,154  102,238  29,476   33,406   50,909

Mercury Large-Cap Core Portfolio       1.00%   1.25%*  1.15%*      N/A      N/A      N/A     N/A      N/A   10,662

MetLife Aggressive Strategy Portfolio  0.10%   0.35%   0.25%*      N/A      N/A      N/A  32,989  122,410   50,308

MetLife Balanced Strategy Portfolio    0.10%   0.35%   0.25%*      N/A      N/A      N/A  32,988   47,538  166,290

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2006 (UNAUDITED)



3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

                                                                           Expenses Deferred in
-                                                                  ------------------------------------
                                                                   2001 2002 2003  2004   2005    2006
-                                           Maximum Expense Ratio  ---- ---- ---- ------ ------- ------
                                            under current Expense       Subject to repayment until
                                            Limitation Agreement               December 31,
-                                          ---------------------   ------------------------------------
Portfolio                                  Class A Class B Class E 2006 2007 2008  2009   2010    2011
---------                                  ------- ------- ------- ---- ---- ---- ------ ------- ------

MetLife Defensive Strategy Portfolio        0.10%   0.35%   0.25%* N/A  N/A  N/A  32,988 130,573 81,577

MetLife Growth Strategy Portfolio           0.10%   0.35%   0.25%* N/A  N/A  N/A  32,988  47,117 98,229

MetLife Moderate Strategy Portfolio         0.10%   0.35%   0.25%* N/A  N/A  N/A  32,988  45,545     --

MFS(R) Emerging Markets Equity Portfolio    1.30%   1.55%   1.45%* N/A  N/A  N/A     N/A     N/A  4,302

MFS(R) Research International Portfolio     1.00%   1.25%   1.15%   --   --   --      --      --     --

MFS(R) Value Portfolio                      1.00%   1.25%*  1.15%* N/A  N/A  N/A     N/A     N/A 14,252

Neuberger Berman Real Estate Portfolio      0.90%   1.15%   1.05%  N/A  N/A  N/A      --      --     --

Oppenheimer Capital Appreciation Portfolio  0.75%   1.00%   0.90%   --   --   --      --      --     --

PIMCO Inflation Protected Bond Portfolio    0.65%   0.90%   0.80%   --   --   --      --      --     --

Pioneer Fund Portfolio                      1.00%   1.25%*  1.15%* N/A  N/A  N/A     N/A     N/A 34,087

Pioneer Mid-Cap Value Portfolio             1.00%   1.25%*  1.15%* N/A  N/A  N/A     N/A     N/A 39,921

RCM Global Technology Portfolio             1.10%   1.35%   1.25%   --   --   --      --      --     --

Third Avenue Small Cap Value Portfolio      0.95%   1.20%   1.10%*  --   --   --      --      --     --

T. Rowe Price Mid-Cap Growth Portfolio      0.90%   1.15%   1.05%   --   --   --      --      --     --

Turner Mid-Cap Growth Portfolio             0.95%   1.20%   1.10%* N/A  N/A  N/A     N/A     N/A     --

Van Kampen Comstock Portfolio               0.80%   1.05%   0.95%* N/A  N/A  N/A     N/A      --     --

* Class not offered June 30, 2006.
** Lord Abbett Developing Growth Portfolio merged into Lord Abbett Growth Opportunities Portfolio. Any repayment will be paid from Lord Abbett Growth Opportunities Portfolio.
*** Expense limitation for Class A, on a permanent basis, is 0.65% on first $500 million of assets, 0.55% on next $500 million of assets, 0.50% on next $500 million of assets, 0.45% on next $500 million of assets, and 0.40% on assets over $2 billion.

If in any year in which the Management Agreement is still in effect, the estimated aggregate Portfolio Operating Expenses of such Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, (subject to approval by the Trust's Board) the Manager shall be entitled to Reimbursement by such Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratios as stated above. The Portfolios are not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

The following amounts were repaid to the Manager during the period January 1 through June 30, 2006:


                 Goldman Sachs Mid-Cap Value Portfolio $    876

                 RCM Global Technology Portfolio        108,060

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2006 (UNAUDITED)



3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

Certain Portfolios' (detailed below) maximum expense ratios changed as follows:

                                                  Maximum Expense Ratio
                                                   under prior Expense
                                                  Limitation Agreement
                                                 ----------------------
        Portfolio                                Class A Class B Class E
        ---------                                ------- ------- -------

        Cyclical Growth ETF Portfolio             0.55%   0.80%   0.70%

        Cyclical Growth and Income ETF Portfolio  0.55%   0.80%   0.70%

Effective February 17, 2005, T. Rowe Price Associates, Inc. ("T. Rowe Price") has agreed to a voluntary subadvisory fee waiver that applies if (i) assets under management by T. Rowe Price for the Trust and Metropolitan Series Fund, Inc. ("MSF") in the aggregate exceed $750,000,000, (ii) T. Rowe Price subadvises three or more portfolios of the Trust and MSF in the aggregate and
(iii) at least one of those portfolios is a large cap domestic equity portfolio. The Manager has voluntarily agreed to reduce its advisory fee for T. Rowe Price Mid-Cap Growth Portfolio by the amount waived (if any) by T. Rowe Price for the Portfolio pursuant to this voluntary subadvisory fee waiver.

The waiver schedule for the period January 1 through June 30, 2006 was:

                Percentage Fee Waiver      Combined Assets
                --------------------- --------------------------

                        0.0%          First $750,000,000

                        5.0%          Next $750,000,000

                        7.5%          Next $1,5000,000,000

                        10.0%         Excess over $3,000,000,000

The amount waived for the period ended June 30, 2006 is shown as investment advisory fee waiver in the Statement of Operations of the Portfolio.

Effective May 1, 2006, when the total of all the subadvised assets with AIM Capital Management, Inc. ("AIM"), which currently includes the assets of Met/AIM Capital Appreciation Portfolio and Met/AIM Small Cap Growth Portfolio, equal or exceed $750 million the Met/AIM Capital Appreciation Portfolio's advisory fee will be reduced by .025 basis points at the point in the scale. And when the total of all the subadvised assets with AIM, which currently includes the assets of Met/AIM Capital Appreciation Portfolio and Met/AIM Small Cap Growth Portfolio, exceed $1.5 billion the Met/AIM Capital Appreciation Portfolio's advisory fee reduction will increase to a total of 0.05 basis points.

Effective July 1, 2005, when the average monthly net assets of the Oppenheimer Capital Appreciation Portfolio are in excess of $1 billion, a discount to the total fees for that Portfolio for that month of 2.5% will apply. Such fee shall be accrued daily and paid monthly by the tenth business day following the end of the month in which such fee is accrued. If OppenheimerFunds, Inc. ("Oppenheimer") shall serve for less than the whole of any month, the foregoing compensation shall be prorated. For the purpose of determining fees payable to Oppenheimer, the value of the Portfolio's net assets shall be computed at the times and in the manner specified in the Trust's Registration Statement.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Class B and Class E Distribution Plans provide that the Trust, on behalf of each Portfolio, may pay annually up to 0.50% and 0.25% respectively of the average daily net assets of a Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B Distribution Plan and Class E Distribution Plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of a Portfolio attributable to its' Class B and Class E shares, respectively.

Under terms of the Class B and Class E Distribution Plans and Distribution Agreements, each Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E shares for such entities' fees or expenses incurred or paid in that regard.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2006 (UNAUDITED)


3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED


During the period ended June 30, 2006 the following Portfolios paid brokerage commissions to affiliated brokers/dealers:

Portfolio                                    Affiliate                      Commission
---------                                    ---------                      ----------

Batterymarch Growth and Income Portfolio     Citigroup Global Markets, Inc.  $    858

Batterymarch Mid-Cap Stock Portfolio         Citigroup Global Markets, Inc.       654

Goldman Sachs Mid-Cap Value Portfolio        Goldman Sachs & Co.                5,027

Legg Mason Partners Managed Assets Portfolio Citigroup Global Markets, Inc.       480

Legg Mason Value Equity Portfolio            Citigroup Global Markets, Inc.     5,577

Neuberger Berman Real Estate Portfolio       Lehman Brothers, Inc             157,347

Neuberger Berman Real Estate Portfolio       Neuberger Berman, LLC                166

Oppenheimer Capital Appreciation Portfolio   Oppenheimer & Co, Inc.             1,832

Third Avenue Small Cap Value Portfolio       M.J. Whitman LLC                 540,910

At or during the period ended June 30, 2006 the Cyclical Growth ETF Portfolio, Cyclical Growth and Income ETF Portfolio, and T. Rowe Price Mid-Cap Growth Portfolio held the following securities of affiliated issuers, respectively:

                                                                         Shares                                  Income earned
                                                                        purchased    Shares sold                 from affiliate
                                                   Number of shares    during the    during the     Number of      during the
                                                 held at December 31, period ended  period ended  shares held at  period ended
Security Description                                     2006         June 30, 2006 June 30, 2006 June 30, 2006  June 30, 2006
--------------------                             -------------------- ------------- ------------- -------------- --------------

Metropolitan Series Fund, Inc.:
  BlackRock Money Market Portfolio                       766,900        3,191,659     3,742,514        216,045      $ 31,358

Metropolitan Series Fund, Inc.:
  BlackRock Money Market Portfolio                       274,260        2,849,180     3,016,586        106,854        16,649

T. Rowe Price Government Reserve Investment Fund      28,396,587       94,579,960    77,170,900     45,805,647       781,068

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the year or period ended noted below were as follows:

                                                              SHARES ISSUED    SHARES ISSUED             NET INCREASE
                                                              IN CONNECTION    THROUGH                   (DECREASE)
                                         BEGINNING  SHARES    WITH ACQUISITION DIVIDEND      SHARES      IN SHARES    ENDING
                                         SHARES     SOLD      (NOTE 12)        REINVESTMENT  REPURCHASED OUTSTANDING  SHARES
MET/AIM SMALL CAP GROWTH PORTFOLIO       ---------- --------- ---------------- ------------- ----------- ------------ ----------

  Class A
  6/30/2006                              15,763,026 4,125,512       670,445      2,399,635   (3,041,947)   4,153,645  19,916,671
  12/31/2005                              7,206,041 9,318,126            --        318,628   (1,079,769)   8,556,985  15,763,026
---------------------------              ---------- --------- ---------------- ------------- ----------- ------------ ----------

  Class B
  6/30/2006                              21,984,528   758,150            --      2,993,635   (1,905,769)   1,846,016  23,830,544
  12/31/2005                             24,313,464 5,041,116            --        451,604   (7,821,656) (2,328,936)  21,984,528
---------------------------              ---------- --------- ---------------- ------------- ----------- ------------ ----------

  Class E
  6/30/2006                                 987,075   101,401            --        136,052      (99,324)     138,129   1,125,204
  12/31/2005                                969,101   191,273            --         20,190     (193,489)      17,974     987,075
---------------------------              ---------- --------- ---------------- ------------- ----------- ------------ ----------
BATTERYMARCH GROWTH AND INCOME PORTFOLIO ---------- --------- ---------------- ------------- ----------- ------------ ----------

  Class A
  05/01/2006-06/30/2006                          --        --    23,717,262             --     (629,876)  23,087,386  23,087,386
---------------------------              ---------- --------- ---------------- ------------- ----------- ------------ ----------

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2006 (UNAUDITED)

4. SHARES OF BENEFICIAL INTEREST - CONTINUED

                                                               SHARES ISSUED    SHARES ISSUED              NET INCREASE
                                                               IN CONNECTION    THROUGH                    (DECREASE)
                                         BEGINNING  SHARES     WITH ACQUISITION DIVIDEND      SHARES       IN SHARES
                                         SHARES     SOLD       (NOTE 12)        REINVESTMENT  REPURCHASED  OUTSTANDING
BATTERYMARCH MID-CAP STOCK PORTFOLIO     ---------- ---------- ---------------- ------------- ------------ ------------

  Class A
  6/30/2006                               9,425,641    245,205            --      1,795,375    (1,823,333)     217,247
  12/31/2005                             10,011,726    813,071            --        110,067    (1,509,223)   (586,085)
-------------------------                ---------- ---------- ---------------- ------------- ------------ ------------
DREMAN SMALL-CAP VALUE PORTFOLIO         ---------- ---------- ---------------- ------------- ------------ ------------

  Class A
  6/30/2006                                 476,328  2,702,322            --          2,198       (76,047)   2,628,473
  05/02/2005-12/31/05                            --    480,791            --          6,846       (11,309)     476,328
-------------------------                ---------- ---------- ---------------- ------------- ------------ ------------
FEDERATED HIGH YIELD PORTFOLIO           ---------- ---------- ---------------- ------------- ------------ ------------

  Class A
  6/30/2006                               9,506,138    417,225            --        772,051    (1,472,664)   (283,388)
  12/31/2005                             10,090,819  1,055,705            --             --    (1,640,386)   (584,681)
-------------------------                ---------- ---------- ---------------- ------------- ------------ ------------
CYCLICAL GROWTH ETF PORTFOLIO            ---------- ---------- ---------------- ------------- ------------ ------------

  Class A
  5/1/2006-6/30/2006                             --      3,341            --             --            (6)       3,335
-------------------------                ---------- ---------- ---------------- ------------- ------------ ------------

  Class B
  6/30/2006                               1,139,989 19,110,797                       44,013      (771,380)  18,383,430
  10/1/2005-12/31/2005                           --  1,136,622            --          6,974        (3,607)   1,139,989
-------------------------                ---------- ---------- ---------------- ------------- ------------ ------------

  Class E
  5/1/2006-6/30/2006                             --     24,129            --             --           (35)      24,094
-------------------------                ---------- ---------- ---------------- ------------- ------------ ------------
CYCLICAL GROWTH AND INCOME ETF PORTFOLIO ---------- ---------- ---------------- ------------- ------------ ------------

  Class A
  5/1/2006-6/30/2006                             --        947            --             --             --         947
-------------------------                ---------- ---------- ---------------- ------------- ------------ ------------

  Class B
  6/30/2006                                 714,261 17,802,298                       51,850    (1,070,353)  16,783,795
  10/1/2005-12/31/2005                           --    711,040            --          3,849          (628)     714,261
-------------------------                ---------- ---------- ---------------- ------------- ------------ ------------

  Class E
  5/1/2006-6/30/2006                             --     14,229            --             --          (677)      13,552
-------------------------                ---------- ---------- ---------------- ------------- ------------ ------------
GOLDMAN SACHS MID-CAP VALUE PORTFOLIO    ---------- ---------- ---------------- ------------- ------------ ------------

  Class A
  6/30/2006                              22,724,830  4,193,108            --        207,416    (9,866,808) (5,466,284)
  12/31/2005                             10,554,698 12,309,450            --      1,551,706    (1,691,024)  12,170,132
-------------------------                ---------- ---------- ---------------- ------------- ------------ ------------

  Class B
  6/30/2006                              10,925,761  2,386,550            --         99,345      (655,882)   1,830,013
  12/31/2005                              8,699,886  4,393,362            --        727,284    (2,894,771)   2,225,875
-------------------------                ---------- ---------- ---------------- ------------- ------------ ------------
HARRIS OAKMARK INTERNATIONAL PORTFOLIO   ---------- ---------- ---------------- ------------- ------------ ------------

  Class A
  6/30/2006                              39,714,133 10,183,511    12,568,324      4,579,076   (19,870,197)   7,460,714
  12/31/2005                             19,247,995 22,180,382            --        504,258    (2,218,502)  20,466,138
-------------------------                ---------- ---------- ---------------- ------------- ------------ ------------

  Class B
  6/30/2006                              34,414,998  6,412,480            --      3,771,722    (2,631,627)   7,552,575
  12/31/2005                             33,908,093  8,945,792            --        402,560    (8,841,447)     506,905
-------------------------                ---------- ---------- ---------------- ------------- ------------ ------------

  Class E
  6/30/2006                               8,076,776  1,259,214            --        875,773      (515,694)   1,619,293
  12/31/2005                              5,280,761  3,290,342            --         99,827      (594,154)   2,796,015
-------------------------                ---------- ---------- ---------------- ------------- ------------ ------------


                                         ENDING
                                         SHARES
BATTERYMARCH MID-CAP STOCK PORTFOLIO     ----------

  Class A
  6/30/2006                               9,642,888
  12/31/2005                              9,425,641
-------------------------                ----------
DREMAN SMALL-CAP VALUE PORTFOLIO         ----------

  Class A
  6/30/2006                               3,104,801
  05/02/2005-12/31/05                       476,328
-------------------------                ----------
FEDERATED HIGH YIELD PORTFOLIO           ----------

  Class A
  6/30/2006                               9,222,750
  12/31/2005                              9,506,138
-------------------------                ----------
CYCLICAL GROWTH ETF PORTFOLIO            ----------

  Class A
  5/1/2006-6/30/2006                          3,335
-------------------------                ----------

  Class B
  6/30/2006                              19,523,419
  10/1/2005-12/31/2005                    1,139,989
-------------------------                ----------

  Class E
  5/1/2006-6/30/2006                         24,094
-------------------------                ----------
CYCLICAL GROWTH AND INCOME ETF PORTFOLIO ----------

  Class A
  5/1/2006-6/30/2006                            947
-------------------------                ----------

  Class B
  6/30/2006                              17,498,056
  10/1/2005-12/31/2005                      714,261
-------------------------                ----------

  Class E
  5/1/2006-6/30/2006                         13,552
-------------------------                ----------
GOLDMAN SACHS MID-CAP VALUE PORTFOLIO    ----------

  Class A
  6/30/2006                              17,258,546
  12/31/2005                             22,724,830
-------------------------                ----------

  Class B
  6/30/2006                              12,755,774
  12/31/2005                             10,925,761
-------------------------                ----------
HARRIS OAKMARK INTERNATIONAL PORTFOLIO   ----------

  Class A
  6/30/2006                              47,174,847
  12/31/2005                             39,714,133
-------------------------                ----------

  Class B
  6/30/2006                              41,967,573
  12/31/2005                             34,414,998
-------------------------                ----------

  Class E
  6/30/2006                               9,696,069
  12/31/2005                              8,076,776
-------------------------                ----------

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2006 (UNAUDITED)

4. SHARES OF BENEFICIAL INTEREST - CONTINUED

                                                             SHARES ISSUED    SHARES ISSUED              NET INCREASE
                                                             IN CONNECTION    THROUGH                    (DECREASE)
                                       BEGINNING  SHARES     WITH ACQUISITION DIVIDEND      SHARES       IN SHARES    ENDING
                                       SHARES     SOLD       (NOTE 12)        REINVESTMENT  REPURCHASED  OUTSTANDING  SHARES
JANUS AGGRESSIVE GROWTH PORTFOLIO      ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class A
  6/30/2006                            57,525,796 12,028,427           --       3,707,767   (11,262,586)    4,473,608 61,999,404
  12/31/2005                           32,777,040 29,532,870           --          59,322    (4,843,436)   24,748,756 57,525,796
-------------------------              ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class B
  6/30/2006                            32,293,897  1,886,316           --       1,879,433    (2,543,081)    1,222,668 33,516,565
  12/31/2005                           44,776,722  1,654,374           --          33,793   (14,170,992) (12,482,825) 32,293,897
-------------------------              ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class E
  6/30/2006                               739,514    125,496           --          48,143       (61,368)      112,271    851,785
  12/31/2005                              726,039    262,941           --             771      (250,237)       13,475    739,514
-------------------------              ---------- ---------- ---------------- ------------- ------------ ------------ ----------
JANUS CAPITAL APPRECIATION PORTFOLIO   ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class A
  6/30/2006                            14,528,622    111,517           --         550,130    (1,141,479)    (479,832) 14,048,790
  12/31/2005                           15,738,433    240,764           --              --    (1,450,575)  (1,209,811) 14,528,622
-------------------------              ---------- ---------- ---------------- ------------- ------------ ------------ ----------
LAZARD MID-CAP PORTFOLIO               ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class A
  6/30/2006                             6,521,885 11,146,619           --       1,117,139      (597,506)   11,666,252 18,188,137
  12/31/2005                            4,158,223  4,663,341           --         704,697    (3,004,376)    2,363,662  6,521,885
-------------------------              ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class B
  6/30/2006                            14,764,291    557,261           --       2,008,789    (1,178,568)    1,387,482 16,151,773
  12/31/2005                           15,011,334  1,247,845           --       1,580,165    (3,075,053)    (247,043) 14,764,291
-------------------------              ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class E
  6/30/2006                             2,398,654     25,686           --         319,026      (241,275)      103,437  2,502,091
  12/31/2005                            2,166,035    348,115           --         258,881      (374,377)      232,619  2,398,654
-------------------------              ---------- ---------- ---------------- ------------- ------------ ------------ ----------
LEGG MASON PARTNERS MANAGED ASSETS
 PORTFOLIO                             ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class A
  6/30/2006                            16,134,334     54,229           --         847,793    (1,099,897)    (197,875) 15,936,459
  12/31/2005                           17,832,560    322,952           --         108,990    (2,130,168)  (1,698,226) 16,134,334
-------------------------              ---------- ---------- ---------------- ------------- ------------ ------------ ----------
LEGG MASON VALUE EQUITY PORTFOLIO      ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class A
  6/30/2006                               299,000 69,669,785    5,304,737              16      (362,487)   74,612,051 74,911,051
  11/1/2005-12/31/2005                         --    299,000           --              --             --      299,000    299,000
-------------------------              ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class B
  6/30/2006                               457,402  3,898,499    4,919,414              14      (312,276)    8,505,651  8,963,053
  11/1/2005-12/31/2005                         --    458,482           --              --        (1,080)      457,402    457,402
-------------------------              ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class E
  5/1/2006-6/30/2006                           --     52,285    2,226,012              --       (45,542)    2,232,755  2,232,755
-------------------------              ---------- ---------- ---------------- ------------- ------------ ------------ ----------
LOOMIS SAYLES GLOBAL MARKETS PORTFOLIO ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class A
  05/01/2006-06/30/2006                        -- 43,163,993           --              --      (102,380)   43,061,613 43,061,613
-------------------------              ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class B
  05/01/2006-06/30/2006                        --    298,138           --              --        (8,550)      289,588    289,588
-------------------------              ---------- ---------- ---------------- ------------- ------------ ------------ ----------
LORD ABBETT AMERICA'S VALUE PORTFOLIO  ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class B
  6/30/2006                             5,130,757    674,674           --         206,943       (85,806)      795,811  5,926,568
  12/31/2005                            2,620,775  2,550,025           --           9,116       (49,159)    2,509,982  5,130,757
-------------------------              ---------- ---------- ---------------- ------------- ------------ ------------ ----------

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2006 (UNAUDITED)

4. SHARES OF BENEFICIAL INTEREST - CONTINUED

                                                                   SHARES ISSUED    SHARES ISSUED              NET INCREASE
                                                                   IN CONNECTION    THROUGH                    (DECREASE)
                                           BEGINNING   SHARES      WITH ACQUISITION DIVIDEND      SHARES       IN SHARES
                                           SHARES      SOLD        (NOTE 12)        REINVESTMENT  REPURCHASED  OUTSTANDING
LORD ABBETT BOND DEBENTURE PORTFOLIO       ----------- ----------- ---------------- ------------- ------------ ------------

  Class A
  6/30/2006                                 69,757,308  13,639,007    8,485,998       5,663,331   (19,873,165)   7,915,171
  12/31/2005                                41,181,242  33,692,711           --       3,127,394    (8,244,039)  28,576,066
------------------------                   ----------- ----------- ---------------- ------------- ------------ ------------

  Class B
  6/30/2006                                 57,782,647   3,155,650           --       4,101,580    (3,027,265)   4,229,965
  12/31/2005                                61,868,653   9,905,225           --       2,439,702   (16,430,933) (4,086,006)
------------------------                   ----------- ----------- ---------------- ------------- ------------ ------------

  Class E
  6/30/2006                                  2,877,504     161,395           --         204,632      (235,126)     130,901
  12/31/2005                                 2,796,287     289,293           --         126,580      (334,656)      81,217
------------------------                   ----------- ----------- ---------------- ------------- ------------ ------------
LORD ABBETT GROWTH AND INCOME PORTFOLIO    ----------- ----------- ---------------- ------------- ------------ ------------

  Class A
  6/30/2006                                 71,979,223   6,951,763           --       7,975,372   (13,067,281)   1,859,854
  12/31/2005                                68,058,169  21,981,952           --       2,172,945   (20,233,843)   3,921,054
------------------------                   ----------- ----------- ---------------- ------------- ------------ ------------

  Class B
  6/30/2006                                 41,220,010  12,558,205    1,016,486       4,270,886    (2,297,421)  15,548,156
  12/31/2005                                47,020,506   1,537,759           --       1,133,970    (8,472,225) (5,800,496)
------------------------                   ----------- ----------- ---------------- ------------- ------------ ------------
LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO ----------- ----------- ---------------- ------------- ------------ ------------

  Class A
  6/30/2006                                  2,109,137      24,940                      117,996      (271,325)   (128,389)
  12/31/2005                                 2,545,370      24,815           --         142,298      (603,346)   (436,233)
------------------------                   ----------- ----------- ---------------- ------------- ------------ ------------

  Class B
  6/30/2006                                  4,069,791     847,457                      279,073      (112,957)   1,013,573
  12/31/2005                                 3,491,140     494,797           --         276,307      (192,453)     578,651
------------------------                   ----------- ----------- ---------------- ------------- ------------ ------------
LORD ABBETT MID-CAP VALUE PORTFOLIO        ----------- ----------- ---------------- ------------- ------------ ------------

  Class A
  6/30/2006                                  5,043,081      19,213           --         499,571      (705,891)   (187,107)
  12/31/2005                                 5,780,050      80,342           --         207,856    (1,025,167)   (736,969)
------------------------                   ----------- ----------- ---------------- ------------- ------------ ------------

  Class B
  6/30/2006                                 10,277,705     942,323           --       1,158,601      (124,561)   1,976,363
  12/31/2005                                 8,340,102   1,630,859           --         410,617      (103,873)   1,937,603
------------------------                   ----------- ----------- ---------------- ------------- ------------ ------------
MERCURY LARGE-CAP CORE PORTFOLIO           ----------- ----------- ---------------- ------------- ------------ ------------

  Class A
  6/30/2006                                 12,899,599     341,196           --         429,200      (905,802)   (135,406)
  12/31/2005                                13,864,753     863,303           --              --    (1,828,457)   (965,154)
------------------------                   ----------- ----------- ---------------- ------------- ------------ ------------
METLIFE AGGRESSIVE STRATEGY PORTFOLIO      ----------- ----------- ---------------- ------------- ------------ ------------

  Class A
  6/30/2006                                      6,826       7,149           --             107        (2,805)       4,451
  05/02/2005-12/31/05                               --       6,842           --              82           (98)       6,826
------------------------                   ----------- ----------- ---------------- ------------- ------------ ------------

  Class B
  6/30/2006                                 56,661,492   9,390,023           --         438,741    (2,264,653)   7,564,111
  12/31/2005                                28,480,086  29,366,390           --         573,421    (1,758,405)  28,181,406
------------------------                   ----------- ----------- ---------------- ------------- ------------ ------------
METLIFE BALANCED STRATEGY PORTFOLIO        ----------- ----------- ---------------- ------------- ------------ ------------

  Class A
  6/30/2006                                     14,717      32,451           --             373        (3,127)      29,697
  05/02/2005-12/31/05                               --      15,333           --             171          (787)      14,717
------------------------                   ----------- ----------- ---------------- ------------- ------------ ------------

  Class B
  6/30/2006                                323,282,018  56,797,741           --       2,277,884    (3,034,697)  56,040,928
  12/31/2005                               151,485,878 173,298,079           --       3,632,222    (5,134,161) 171,796,140
------------------------                   ----------- ----------- ---------------- ------------- ------------ ------------


                                           ENDING
                                           SHARES
LORD ABBETT BOND DEBENTURE PORTFOLIO       -----------

  Class A
  6/30/2006                                 77,672,479
  12/31/2005                                69,757,308
------------------------                   -----------

  Class B
  6/30/2006                                 62,012,612
  12/31/2005                                57,782,647
------------------------                   -----------

  Class E
  6/30/2006                                  3,008,405
  12/31/2005                                 2,877,504
------------------------                   -----------
LORD ABBETT GROWTH AND INCOME PORTFOLIO    -----------

  Class A
  6/30/2006                                 73,839,077
  12/31/2005                                71,979,223
------------------------                   -----------

  Class B
  6/30/2006                                 56,768,166
  12/31/2005                                41,220,010
------------------------                   -----------
LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO -----------

  Class A
  6/30/2006                                  1,980,748
  12/31/2005                                 2,109,137
------------------------                   -----------

  Class B
  6/30/2006                                  5,083,364
  12/31/2005                                 4,069,791
------------------------                   -----------
LORD ABBETT MID-CAP VALUE PORTFOLIO        -----------

  Class A
  6/30/2006                                  4,855,974
  12/31/2005                                 5,043,081
------------------------                   -----------

  Class B
  6/30/2006                                 12,254,068
  12/31/2005                                10,277,705
------------------------                   -----------
MERCURY LARGE-CAP CORE PORTFOLIO           -----------

  Class A
  6/30/2006                                 12,764,193
  12/31/2005                                12,899,599
------------------------                   -----------
METLIFE AGGRESSIVE STRATEGY PORTFOLIO      -----------

  Class A
  6/30/2006                                     11,277
  05/02/2005-12/31/05                            6,826
------------------------                   -----------

  Class B
  6/30/2006                                 64,225,603
  12/31/2005                                56,661,492
------------------------                   -----------
METLIFE BALANCED STRATEGY PORTFOLIO        -----------

  Class A
  6/30/2006                                     44,414
  05/02/2005-12/31/05                           14,717
------------------------                   -----------

  Class B
  6/30/2006                                379,322,946
  12/31/2005                               323,282,018
------------------------                   -----------

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2006 (UNAUDITED)

4. SHARES OF BENEFICIAL INTEREST - CONTINUED

                                                                 SHARES ISSUED    SHARES ISSUED              NET INCREASE
                                                                 IN CONNECTION    THROUGH                    (DECREASE)
                                         BEGINNING   SHARES      WITH ACQUISITION DIVIDEND      SHARES       IN SHARES
                                         SHARES      SOLD        (NOTE 12)        REINVESTMENT  REPURCHASED  OUTSTANDING
METLIFE DEFENSIVE STRATEGY PORTFOLIO     ----------- ----------- ---------------- ------------- ------------ ------------

  Class A
  6/30/2006                                    1,031          --        --                  9             --           9
  05/02/2005-12/31/05                             --       1,018        --                 13             --       1,031
------------------------                 ----------- ----------- ---------------- ------------- ------------ ------------

  Class B
  6/30/2006                               34,615,629  14,152,382        --            296,747    (3,708,029)  10,741,100
  12/31/2005                              13,044,161  26,564,853        --            352,025    (5,345,410)  21,571,468
------------------------                 ----------- ----------- ---------------- ------------- ------------ ------------
METLIFE GROWTH STRATEGY PORTFOLIO        ----------- ----------- ---------------- ------------- ------------ ------------

  Class A
  6/30/2006                                  105,896      97,693        --              1,235       (34,174)      64,754
  05/02/2005-12/31/05                             --     105,569        --              1,332        (1,005)     105,896
------------------------                 ----------- ----------- ---------------- ------------- ------------ ------------

  Class B
  6/30/2006                              281,356,823  79,322,819        --          2,028,314      (987,709)  80,363,424
  12/31/2005                             130,653,075 150,523,698        --          3,010,749    (2,830,699) 150,703,748
------------------------                 ----------- ----------- ---------------- ------------- ------------ ------------
METLIFE MODERATE STRATEGY PORTFOLIO      ----------- ----------- ---------------- ------------- ------------ ------------

  Class A
  6/30/2006                                   27,826       5,371        --                290        (3,169)       2,492
  12/31/2005                                      --      27,753        --                387          (314)      27,826
------------------------                 ----------- ----------- ---------------- ------------- ------------ ------------

  Class B
  6/30/2006                              110,699,660  23,300,729        --            963,351    (1,500,724)  22,763,356
  12/31/2005                              49,482,297  67,142,226        --          1,317,528    (7,242,391)  61,217,363
------------------------                 ----------- ----------- ---------------- ------------- ------------ ------------
MFS(R) EMERGING MARKETS EQUITY PORTFOLIO ----------- ----------- ---------------- ------------- ------------ ------------

  Class A
  05/01/2006-06/30/2006                           --  28,409,536        --                 --       (73,098)  28,336,438
------------------------                 ----------- ----------- ---------------- ------------- ------------ ------------

  Class B
  05/01/2006-06/30/2006                           --     308,270        --                 --       (24,112)     284,158
------------------------                 ----------- ----------- ---------------- ------------- ------------ ------------
MFS(R) RESEARCH INTERNATIONAL PORTFOLIO  ----------- ----------- ---------------- ------------- ------------ ------------

  Class A
  6/30/2006                               48,011,738   8,763,863        --          4,857,535   (21,378,832) (7,757,434)
  12/31/2005                              25,930,201  24,599,796        --          2,398,974    (4,917,233)  22,081,537
------------------------                 ----------- ----------- ---------------- ------------- ------------ ------------

  Class B
  6/30/2006                               34,281,448   5,763,663        --          3,452,535    (2,889,701)   6,326,497
  12/31/2005                              33,915,867   7,107,344        --          1,659,065    (8,400,828)     365,581
------------------------                 ----------- ----------- ---------------- ------------- ------------ ------------

  Class E
  6/30/2006                                1,123,040     524,481        --            125,725      (239,158)     411,048
  12/31/2005                                 962,210     401,752        --             54,446      (295,368)     160,830
------------------------                 ----------- ----------- ---------------- ------------- ------------ ------------
MFS(R) VALUE PORTFOLIO                   ----------- ----------- ---------------- ------------- ------------ ------------

  Class A
  6/30/2006                                6,321,249     660,723        --             33,793      (913,614)   (219,098)
  12/31/2005                               3,835,283   2,507,613        --            320,433      (342,080)   2,485,966
------------------------                 ----------- ----------- ---------------- ------------- ------------ ------------
NEUBERGER BERMAN REAL ESTATE PORTFOLIO   ----------- ----------- ---------------- ------------- ------------ ------------

  Class A
  6/30/2006                               14,430,021  17,182,428        --          1,179,894    (2,564,944)  15,797,378
  12/31/2005                               6,180,529  10,149,014        --             16,938    (1,916,460)   8,249,492
------------------------                 ----------- ----------- ---------------- ------------- ------------ ------------

  Class B
  6/30/2006                               22,419,627   5,847,913        --          1,906,264    (1,080,356)   6,673,821
  12/31/2005                              13,408,224  13,985,956        --             26,406    (5,000,959)   9,011,403
------------------------                 ----------- ----------- ---------------- ------------- ------------ ------------

  Class E
  6/30/2006                                3,634,437   1,227,685        --            343,843      (181,817)   1,389,711
  12/31/2005                               1,677,013   2,334,247        --              4,307      (381,130)   1,957,424
------------------------                 ----------- ----------- ---------------- ------------- ------------ ------------


                                         ENDING
                                         SHARES
METLIFE DEFENSIVE STRATEGY PORTFOLIO     -----------

  Class A
  6/30/2006                                    1,040
  05/02/2005-12/31/05                          1,031
------------------------                 -----------

  Class B
  6/30/2006                               45,356,729
  12/31/2005                              34,615,629
------------------------                 -----------
METLIFE GROWTH STRATEGY PORTFOLIO        -----------

  Class A
  6/30/2006                                  170,650
  05/02/2005-12/31/05                        105,896
------------------------                 -----------

  Class B
  6/30/2006                              361,720,247
  12/31/2005                             281,356,823
------------------------                 -----------
METLIFE MODERATE STRATEGY PORTFOLIO      -----------

  Class A
  6/30/2006                                   30,318
  12/31/2005                                  27,826
------------------------                 -----------

  Class B
  6/30/2006                              133,463,016
  12/31/2005                             110,699,660
------------------------                 -----------
MFS(R) EMERGING MARKETS EQUITY PORTFOLIO -----------

  Class A
  05/01/2006-06/30/2006                   28,336,438
------------------------                 -----------

  Class B
  05/01/2006-06/30/2006                      284,158
------------------------                 -----------
MFS(R) RESEARCH INTERNATIONAL PORTFOLIO  -----------

  Class A
  6/30/2006                               40,254,304
  12/31/2005                              48,011,738
------------------------                 -----------

  Class B
  6/30/2006                               40,607,945
  12/31/2005                              34,281,448
------------------------                 -----------

  Class E
  6/30/2006                                1,534,088
  12/31/2005                               1,123,040
------------------------                 -----------
MFS(R) VALUE PORTFOLIO                   -----------

  Class A
  6/30/2006                                6,102,151
  12/31/2005                               6,321,249
------------------------                 -----------
NEUBERGER BERMAN REAL ESTATE PORTFOLIO   -----------

  Class A
  6/30/2006                               30,227,399
  12/31/2005                              14,430,021
------------------------                 -----------

  Class B
  6/30/2006                               29,093,448
  12/31/2005                              22,419,627
------------------------                 -----------

  Class E
  6/30/2006                                5,024,148
  12/31/2005                               3,634,437
------------------------                 -----------

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2006 (UNAUDITED)

4. SHARES OF BENEFICIAL INTEREST - CONTINUED

                                                                 SHARES ISSUED    SHARES ISSUED              NET INCREASE
                                                                 IN CONNECTION    THROUGH                    (DECREASE)
                                           BEGINNING  SHARES     WITH ACQUISITION DIVIDEND      SHARES       IN SHARES
                                           SHARES     SOLD       (NOTE 12)        REINVESTMENT  REPURCHASED  OUTSTANDING
OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO ---------- ---------- ---------------- ------------- ------------ ------------

  Class A
  6/30/2006                                76,444,565 11,968,619        --            888,831   (41,837,242) (28,979,792)
  12/31/2005                               35,659,977 42,967,970        --            759,477    (2,942,859)   40,784,588
------------------------                   ---------- ---------- ---------------- ------------- ------------ ------------

  Class B
  6/30/2006                                58,206,388  4,837,932        --            474,190    (3,171,869)    2,140,253
  12/31/2005                               76,391,037  2,697,349        --            547,065   (21,429,063) (18,184,649)
------------------------                   ---------- ---------- ---------------- ------------- ------------ ------------

  Class E
  6/30/2006                                    98,712    156,166        --              2,180       (14,425)      143,921
  05/02/2005-12/31/2005                            --    114,497        --                979       (16,764)       98,712
------------------------                   ---------- ---------- ---------------- ------------- ------------ ------------
PIMCO INFLATION PROTECTED BOND PORTFOLIO   ---------- ---------- ---------------- ------------- ------------ ------------

  Class A
  6/30/2006                                54,327,315 20,394,889        --          4,798,379      (694,451)   24,498,817
  12/31/2005                               31,146,895 39,363,474        --             87,500   (16,270,554)   23,180,420
------------------------                   ---------- ---------- ---------------- ------------- ------------ ------------

  Class B
  6/30/2006                                35,834,547  1,905,436        --          2,491,777    (2,744,839)    1,652,374
  12/31/2005                               47,232,343  3,834,637        --             58,103   (15,290,536) (11,397,796)
------------------------                   ---------- ---------- ---------------- ------------- ------------ ------------

  Class E
  5/1/2006-6/30/2006                               --    176,152        --                 --        (5,159)      170,993
------------------------                   ---------- ---------- ---------------- ------------- ------------ ------------
PIMCO TOTAL RETURN PORTFOLIO               ---------- ---------- ---------------- ------------- ------------ ------------

  Class A
  6/30/2006                                78,649,719 26,216,294        --          2,633,765    (4,267,395)   24,582,664
  12/31/2005                               50,716,821 37,640,166        --            540,336   (10,247,604)   27,932,898
------------------------                   ---------- ---------- ---------------- ------------- ------------ ------------

  Class B
  6/30/2006                                96,335,613  9,287,965        --          2,754,107    (2,568,398)    9,473,674
  12/31/2005                               90,890,100 16,348,438        --            619,105   (11,522,030)    5,445,513
------------------------                   ---------- ---------- ---------------- ------------- ------------ ------------

  Class E
  6/30/2006                                12,709,648    327,503        --            351,918    (1,161,330)    (481,909)
  12/31/2005                               12,928,080  1,078,342        --             81,565    (1,378,339)    (218,432)
------------------------                   ---------- ---------- ---------------- ------------- ------------ ------------
PIONEER FUND PORTFOLIO                     ---------- ---------- ---------------- ------------- ------------ ------------

  Class A
  6/30/2006                                 3,643,620    539,608        --             29,186    (1,358,849)    (790,055)
  12/31/2005                                2,713,234  1,197,449        --                 --      (267,063)      930,386
------------------------                   ---------- ---------- ---------------- ------------- ------------ ------------
PIONEER MID-CAP VALUE PORTFOLIO            ---------- ---------- ---------------- ------------- ------------ ------------

  Class A
  6/30/2006                                   570,752    516,464        --                 12       (95,220)      421,256
  05/02/2005-12/31/2005                            --    585,656        --             10,399       (25,303)      570,752
------------------------                   ---------- ---------- ---------------- ------------- ------------ ------------
MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO ---------- ---------- ---------------- ------------- ------------ ------------

  Class A
  6/30/2006                                 2,548,627      8,159        --            391,963      (363,756)       36,366
  12/31/2005                                3,318,870     12,856        --              7,325      (790,424)    (770,243)
------------------------                   ---------- ---------- ---------------- ------------- ------------ ------------

  Class B
  6/30/2006                                   344,552    117,968        --             65,925       (15,390)      168,503
  12/31/2005                                  287,234     78,311        --                468       (21,461)       57,318
------------------------                   ---------- ---------- ---------------- ------------- ------------ ------------


                                           ENDING
                                           SHARES
OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO -----------

  Class A
  6/30/2006                                 47,464,773
  12/31/2005                                76,444,565
------------------------                   -----------

  Class B
  6/30/2006                                 60,346,641
  12/31/2005                                58,206,388
------------------------                   -----------

  Class E
  6/30/2006                                    242,633
  05/02/2005-12/31/2005                         98,712
------------------------                   -----------
PIMCO INFLATION PROTECTED BOND PORTFOLIO   -----------

  Class A
  6/30/2006                                 78,826,132
  12/31/2005                                54,327,315
------------------------                   -----------

  Class B
  6/30/2006                                 37,486,921
  12/31/2005                                35,834,547
------------------------                   -----------

  Class E
  5/1/2006-6/30/2006                           170,993
------------------------                   -----------
PIMCO TOTAL RETURN PORTFOLIO               -----------

  Class A
  6/30/2006                                103,232,383
  12/31/2005                                78,649,719
------------------------                   -----------

  Class B
  6/30/2006                                105,809,287
  12/31/2005                                96,335,613
------------------------                   -----------

  Class E
  6/30/2006                                 12,227,739
  12/31/2005                                12,709,648
------------------------                   -----------
PIONEER FUND PORTFOLIO                     -----------

  Class A
  6/30/2006                                  2,853,565
  12/31/2005                                 3,643,620
------------------------                   -----------
PIONEER MID-CAP VALUE PORTFOLIO            -----------

  Class A
  6/30/2006                                    992,008
  05/02/2005-12/31/2005                        570,752
------------------------                   -----------
MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO -----------

  Class A
  6/30/2006                                  2,584,993
  12/31/2005                                 2,548,627
------------------------                   -----------

  Class B
  6/30/2006                                    513,055
  12/31/2005                                   344,552
------------------------                   -----------

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2006 (UNAUDITED)

4. SHARES OF BENEFICIAL INTEREST - CONTINUED

                                                             SHARES ISSUED    SHARES ISSUED              NET INCREASE
                                                             IN CONNECTION    THROUGH                    (DECREASE)
                                       BEGINNING  SHARES     WITH ACQUISITION DIVIDEND      SHARES       IN SHARES    ENDING
                                       SHARES     SOLD       (NOTE 12)        REINVESTMENT  REPURCHASED  OUTSTANDING  SHARES
RCM GLOBAL TECHNOLOGY PORTFOLIO        ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class A
  6/30/2006                            25,295,337  5,354,117        --                 --    (1,463,822)   3,890,295  29,185,632
  12/31/2005                           17,702,019 12,116,816        --            169,242    (4,692,740)   7,593,318  25,295,337
-------------------------              ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class B
  6/30/2006                            17,112,023  2,230,150        --                 --    (1,547,845)     682,305  17,794,328
  12/31/2005                           21,893,383  2,740,791        --            116,427    (7,638,578) (4,781,360)  17,112,023
-------------------------              ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class E
  6/30/2006                             3,667,912    221,483        --                 --      (353,524)   (132,041)   3,535,871
  12/31/2005                            4,427,013    685,211        --             24,762    (1,469,074)   (759,101)   3,667,912
-------------------------              ---------- ---------- ---------------- ------------- ------------ ------------ ----------
THIRD AVENUE SMALL CAP VALUE PORTFOLIO ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class A
  6/30/2006                            28,710,205 14,030,516        --          2,373,504    (1,507,155)  14,896,865  43,607,070
  12/31/2005                           14,349,821 16,820,978        --             76,237    (2,536,831)  14,360,384  28,710,205
-------------------------              ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class B
  6/30/2006                            26,725,478  3,270,831        --          2,022,259    (1,360,913)   3,932,177  30,657,655
  12/31/2005                           30,307,113  3,324,466        --             70,874    (6,976,975) (3,581,635)  26,725,478
-------------------------              ---------- ---------- ---------------- ------------- ------------ ------------ ----------
T. ROWE PRICE MID-CAP GROWTH PORTFOLIO ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class A
  6/30/2006                            30,457,763 11,746,014        --          1,100,465    (3,675,763)   9,170,717  39,628,479
  12/31/2005                           19,294,635 13,534,776        --            639,577    (3,011,225)  11,163,128  30,457,763
-------------------------              ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class B
  6/30/2006                            50,437,152  5,469,330        --          1,757,666    (2,441,916)   4,785,080  55,222,232
  12/31/2005                           46,163,851  8,706,109        --          1,073,973    (5,506,781)   4,273,301  50,437,152
-------------------------              ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class E
  6/30/2006                             3,014,778    564,254        --            105,109      (341,541)     327,822   3,342,600
  12/31/2005                            2,861,385    571,278        --             63,741      (481,626)     153,393   3,014,778
-------------------------              ---------- ---------- ---------------- ------------- ------------ ------------ ----------
TURNER MID-CAP GROWTH PORTFOLIO        ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class A
  6/30/2006                            13,905,074  3,903,298        --            163,926    (1,048,421)   3,018,803  16,923,877
  12/31/2005                            6,810,572  7,787,424        --            446,670    (1,139,592)   7,094,502  13,905,074
-------------------------              ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class B
  6/30/2006                             4,704,761    978,046        --             59,393      (278,451)     758,988   5,463,749
  12/31/2005                            7,104,659    480,960        --            152,161    (3,033,019) (2,399,898)   4,704,761
-------------------------              ---------- ---------- ---------------- ------------- ------------ ------------ ----------
VAN KAMPEN COMSTOCK PORTFOLIO          ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class A
  6/30/2006                            84,656,186 18,983,087        --          1,202,804   (14,167,178)   6,018,713  90,674,899
  05/02/2005-12/31/2005                        -- 84,287,490        --          1,539,477    (1,170,781)  84,656,186  84,656,186
-------------------------              ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class B
  6/30/2006                             5,655,536  4,519,150        --            102,446       (98,044)   4,523,552  10,179,088
  05/02/2005-12/31/2005                        --  5,622,869        --             97,374       (64,707)   5,655,536   5,655,536
-------------------------              ---------- ---------- ---------------- ------------- ------------ ------------ ----------

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2006 (UNAUDITED)



5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended June 30, 2006 were as follows:

                                                        Purchase                        Sales
                                             ------------------------------ ------------------------------
                                             U.S. Government Non-Government U.S. Government Non-Government
                                             --------------- -------------- --------------- --------------

Met/AIM Small Cap Growth Portfolio           $           --  $  206,905,042 $           --   $206,940,096

Batterymarch Growth and Income Portfolio                 --      64,724,294             --     77,078,898

Batterymarch Mid-Cap Stock Portfolio                     --     177,212,093             --    208,396,379

Dreman Small-Cap Value Portfolio                         --      41,293,079             --      9,479,407

Federated High Yield Portfolio                           --      12,425,574             --     19,738,003

Cyclical Growth ETF Portfolio                            --     197,102,518             --     10,451,722

Cyclical Growth and Income ETF Portfolio                 --     177,835,369             --      8,677,367

Goldman Sachs Mid-Cap Value Portfolio                    --     156,276,954             --    207,236,185

Harris Oakmark International Portfolio                   --     428,763,297             --    473,131,498

Janus Aggressive Growth Portfolio                        --     574,969,620             --    572,133,076

Janus Capital Appreciation Portfolio                     --     324,227,196             --    413,800,488

Lazard Mid-Cap Portfolio                                 --     273,683,197             --    143,879,234

Legg Mason Partners Managed Assets Portfolio     90,645,132     135,661,454     65,759,159    158,879,409

Legg Mason Value Equity Portfolio                        --     879,671,895             --    132,088,771

Loomis Sayles Global Markets Portfolio           18,487,639     458,072,784      3,454,205     61,901,477

Lord Abbett America's Value Portfolio               699,234      21,788,302        660,484     12,422,589

Lord Abbett Bond Debenture Portfolio            103,918,671     117,094,328    113,266,340      8,719,183

Lord Abbett Growth and Income Portfolio                  --      60,828,126             --    783,235,301

Lord Abbett Growth Opportunities Portfolio               --      54,017,537             --     50,530,169

Lord Abbett Mid-Cap Value Portfolio                      --      52,977,728             --     49,130,846

Mercury Large-Cap Core Portfolio                         --       9,265,898             --      4,886,156

MetLife Aggressive Strategy Portfolio                    --     266,915,280             --    140,344,945

MetLife Balanced Strategy Portfolio                      --   1,339,043,980             --    740,612,798

MetLife Defensive Strategy Portfolio                     --     207,007,233             --     84,034,696

MetLife Growth Strategy Portfolio                        --   1,853,635,608             --    722,006,122

MetLife Moderate Strategy Portfolio                      --     529,464,116             --    232,673,867

MFS(R) Emerging Markets Equity Portfolio                 --     316,567,201             --     37,018,756

MFS(R) Research International Portfolio                  --     618,446,569             --    721,356,869

MFS(R) Value Portfolio                                   --      14,907,997             --     17,447,647

Neuberger Berman Real Estate Portfolio                   --     535,062,542             --    326,138,210

Oppenheimer Capital Appreciation Portfolio               --     372,305,046             --    611,548,514

PIMCO Inflation Protected Bond Portfolio      7,494,217,340     255,142,973  7,282,828,968     21,699,708

PIMCO Total Return Portfolio                  5,620,305,154     853,770,777  5,681,162,411    133,111,236

Pioneer Fund Portfolio                                   --       6,793,594             --     17,341,232

Pioneer Mid-Cap Value Portfolio                          --      50,177,723             --     55,095,079

Met/Putnam Capital Opportunities Portfolio               --      22,464,180             --     18,637,108

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2006 (UNAUDITED)



5. INVESTMENT TRANSACTIONS - CONTINUED

                                                  Purchase                        Sales
                                       ------------------------------ ------------------------------
                                       U.S. Government Non-Government U.S. Government Non-Government
                                       --------------- -------------- --------------- --------------

RCM Global Technology Portfolio         $          --   $334,598,647   $          --  $  330,761,982

Third Avenue Small Cap Value Portfolio             --    293,526,024              --      83,707,283

T. Rowe Price Mid-Cap Growth Portfolio             --    221,012,999              --     121,985,523

Turner Mid-Cap Growth Portfolio                    --    200,243,520              --   1,527,359,572

Van Kampen Comstock Portfolio                      --    196,096,841              --     145,553,895

At June 30, 2006, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for each Portfolio was as follows:

                                                               Gross         Gross      Net Unrealized
                                             Federal Income  Unrealized    Unrealized   Appreciation/
Portfolio                                       Tax Cost    Appreciation (Depreciation) (Depreciation)
---------                                    -------------- ------------ -------------- --------------

Met/AIM Small Cap Growth Portfolio           $  652,077,812 $ 86,017,534 $ (24,982,956)  $ 61,034,578

Batterymarch Growth and Income Portfolio        413,391,779   75,418,467   (17,900,937)    57,517,530

Batterymarch Mid-Cap Stock Portfolio            191,824,595   19,704,245    (3,855,816)    15,848,429

Dreman Small-Cap Value Portfolio                 39,925,441    1,216,626    (1,761,402)      (544,776)

Federated High Yield Portfolio                   77,362,581    1,752,435    (2,825,448)    (1,073,013)

Cyclical Growth ETF Portfolio                   248,601,228    3,390,482    (1,243,972)     2,146,510

Cyclical Growth and Income ETF Portfolio        213,030,742    2,380,557    (2,240,827)       139,730

Goldman Sachs Mid-Cap Value Portfolio           397,684,865   34,327,614    (9,678,455)    24,649,159

Harris Oakmark International Portfolio        1,652,102,482  259,954,276   (23,366,880)   236,587,396

Janus Aggressive Growth Portfolio               851,479,275   84,580,202   (13,399,305)    71,180,897

Janus Capital Appreciation Portfolio            806,527,060  196,154,010   (17,724,468)   178,429,542

Lazard Mid-Cap Portfolio                        527,717,818   17,832,356   (13,642,123)     4,190,233

Legg Mason Partners Managed Assets Portfolio    307,386,863   26,577,782    (8,936,445)    17,641,337

Legg Mason Value Equity Portfolio               902,277,785   21,244,420   (48,305,247)   (27,060,827)

Loomis Sayles Global Markets Portfolio          454,606,812    3,237,066   (21,610,418)   (18,373,352)

Lord Abbett America's Value Portfolio            78,164,420    6,094,323    (1,750,568)     4,343,755

Lord Abbett Bond Debenture Portfolio          1,929,718,714   37,403,352   (57,693,509)   (20,290,157)

Lord Abbett Growth and Income Portfolio       3,312,826,568  446,572,326   (66,963,599)   379,608,727

Lord Abbett Growth Opportunities Portfolio       83,654,429    6,456,534    (1,357,982)     5,098,552

Lord Abbett Mid-Cap Value Portfolio             368,875,057   64,809,375    (9,341,755)    55,467,620

Mercury Large-Cap Core Portfolio                118,702,965   21,267,532    (4,657,645)    16,609,887

MetLife Aggressive Strategy Portfolio           751,217,083   27,749,262   (10,732,813)    17,016,449

MetLife Balanced Strategy Portfolio           4,227,039,944  106,906,250  (105,502,126)     1,404,124

MetLife Defensive Strategy Portfolio            478,366,962    4,366,604   (13,042,426)    (8,675,822)

MetLife Growth Strategy Portfolio             4,199,401,805  113,011,804   (82,607,468)    30,404,336

MetLife Moderate Strategy Portfolio           1,445,002,516   24,915,121   (42,114,180)   (17,199,059)

MFS(R) Emerging Markets Equity Portfolio        302,158,657    1,645,883   (29,583,949)   (27,938,066)

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2006 (UNAUDITED)



5. INVESTMENT TRANSACTIONS - CONTINUED

                                                             Gross         Gross      Net Unrealized
                                           Federal Income  Unrealized    Unrealized   Appreciation/
Portfolio                                     Tax Cost    Appreciation (Depreciation) (Depreciation)
---------                                  -------------- ------------ -------------- --------------

MFS(R) Research International Portfolio    $1,144,640,986 $113,509,385  $(18,077,157)  $ 95,432,228

MFS(R) Value Portfolio                         70,622,894   11,242,462    (1,619,576)     9,622,886

Neuberger Berman Real Estate Portfolio      1,006,310,433  101,079,619    (5,052,681)    96,026,938

Oppenheimer Capital Appreciation Portfolio    900,519,206   87,815,387   (34,081,405)    53,733,982

PIMCO Inflation Protected Bond Portfolio    2,285,916,795   14,223,116    (3,387,011)    10,836,105

PIMCO Total Return Portfolio                2,923,961,796   17,466,520   (42,103,514)   (24,636,994)

Pioneer Fund Portfolio                         28,328,072   10,024,830      (540,957)     9,483,873

Pioneer Mid-Cap Value Portfolio                10,914,058      378,476      (328,897)        49,579

Met/Putnam Capital Opportunities Portfolio     50,728,118    7,108,623    (2,802,782)     4,305,841

RCM Global Technology Portfolio               269,580,728   20,799,364    (7,132,418)    13,666,946

Third Avenue Small Cap Value Portfolio      1,275,850,111  242,666,278   (37,909,509)   204,756,769

T. Rowe Price Mid-Cap Growth Portfolio        903,208,232  144,393,811   (25,690,894)   118,702,917

Turner Mid-Cap Growth Portfolio               291,825,261   31,879,768    (6,345,263)    25,534,505

Van Kampen Comstock Portfolio               1,065,492,308   54,612,689   (20,640,224)    33,972,465

6. SECURITY LENDING

As of June 30, 2006, certain Portfolios had loaned securities which were collateralized by short term investments. The value of securities on loan and the value of the related collateral were as follows:

                                                    Value of     Value of
                                                   Securities   Collateral
                                                  ------------ ------------

     Met/AIM Small Cap Growth Portfolio           $141,478,853 $144,964,425

     Batterymarch Growth and Income Portfolio        6,938,568    7,102,254

     Batterymarch Mid-Cap Stock Portfolio           19,872,606   20,328,906

     Cyclical Growth ETF Portfolio                  45,057,878   46,033,873

     Cyclical Growth and Income ETF Portfolio       32,342,021   33,055,432

     Goldman Sachs Mid-Cap Value Portfolio          31,295,876   32,074,430

     Harris Oakmark International Portfolio        258,124,133  270,969,911

     Janus Aggressive Growth Portfolio             111,878,072  114,470,419

     Janus Capital Appreciation Portfolio           30,404,111   31,106,774

     Lazard Mid-Cap Portfolio                       73,739,760   75,442,658

     Legg Mason Partners Managed Assets Portfolio   51,057,065   52,124,610

     Loomis Sayles Global Markets Portfolio         29,821,948   30,571,869

     Lord Abbett Bond Debenture Portfolio          269,656,404  275,403,619

     Lord Abbett Growth and Income Portfolio       256,957,573  263,206,164

     Lord Abbett Growth Opportunities Portfolio     17,164,967   17,566,553

     Lord Abbett Mid-Cap Value Portfolio            75,720,661   77,972,828

     Mercury Large-Cap Core Portfolio                6,705,054    6,858,675

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2006 (UNAUDITED)

6. SECURITY LENDING (CONTINUED)

                                                   Value of     Value of
                                                  Securities   Collateral
                                                 ------------ ------------

      MFS(R) Emerging Markets Equity Portfolio   $ 24,012,779 $ 24,554,790

      MFS(R) Research International Portfolio     170,101,045  178,196,086

      Neuberger Berman Real Estate Portfolio      123,149,314  125,819,588

      Oppenheimer Capital Appreciation Portfolio   31,158,814   31,939,169

      Met/Putnam Capital Opportunities Portfolio   10,942,649   11,233,578

      RCM Global Technology Portfolio              30,683,851   31,522,763

      Third Avenue Small Cap Value Portfolio      264,851,179  272,208,558

      T. Rowe Price Mid-Cap Growth Portfolio      202,724,742  207,871,825

      Turner Mid-Cap Growth Portfolio              34,975,711   35,876,316

      Van Kampen Comstock Portfolio                32,708,799   33,531,324

7. FUTURES CONTRACTS

The futures contracts outstanding as of June 30, 2006 and the description and unrealized appreciation or depreciation were as follows:


                                                                                                               Number of
                                                          Description                      Expiration Date     Contracts
                                         ---------------------------------------------- ---------------------- ---------
PIMCO Inflation Protected Bond Portfolio Euro Dollar Futures                            March 2008 - Long           78
                                         Euro Dollar Futures                            December 2007 - Long       265
                                         Euro Dollar Futures                            June 2007 - Long           265
                                         Euro Dollar Futures                            June 2007 - Long           265
                                         Euro Dollar Futures                            March 2007 - Long          187
                                         U.S. Treasury Bond Futures                     September 2006 - Short    (80)
                                         U.S. Treasury Note 10 Year Futures             September 2006 - Long      473
                                         Germany Federal Republic Bonds 10 Year Futures September 2006 - Short    (70)
                                         U.S. Treasury Note 5 Year Futures              September 2006 - Long      404
PIMCO Total Return Portfolio:            Germany Federal Republic Bonds 10 Year Futures September 2006 - Long      777
                                         U.S. Treasury Note 5 Year Futures              September 2006 - Long      558
                                         U.S. Treasury Note 10 Year Futures             September 2006 - Long    2,942
                                         Euro Dollar Futures                            December 2006 - Long     1,721
                                         Euro Dollar Futures                            March 2007 - Long        1,266
                                         Euro Dollar Futures                            June 2007 - Long         1,249
                                         Euro Dollar Futures                            September 2007 - Long    1,249
                                         Euro Dollar Futures                            December 2007 - Long     1,175
                                         Euro Dollar Futures                            March 2008 - Long        1,175

                                                        Unrealized
                                           Notional   Appreciation/
                                            Value     (Depreciation)
                                         ------------ --------------
PIMCO Inflation Protected Bond Portfolio  $18,437,250    $(87,750)
                                           62,636,063    (419,875)
                                           63,054,488    (454,863)
                                           63,062,025    (435,900)
                                           44,150,700    (363,813)
                                          (8,532,500)       17,969
                                           49,598,484    (279,929)
                                         (10,315,322)       48,303
                                           41,776,125    (212,078)
PIMCO Total Return Portfolio:              89,603,640    (528,864)
                                           57,700,687     (69,750)
                                          308,496,281  (1,631,218)
                                          406,177,513  (3,381,700)
                                          298,902,600  (1,254,312)
                                          295,045,025    (616,850)
                                          295,169,925    (502,938)
                                          277,725,938    (323,125)
                                          277,740,625    (279,062)

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2006 (UNAUDITED)


8. FORWARD FOREIGN CURRENCY CONTRACTS

Open forward foreign currency contracts at June 30, 2006, were as follows:

LOOMIS SAYLES GLOBAL MARKETS PORTFOLIO

Forward Foreign Currency Contracts to Buy:

                                                                     Net Unrealized
                                             Value at    In exchange Appreciation/
      Settlement Date Contracts to Deliver June 30, 2006  for US $   (Depreciation)
      --------------- -------------------- ------------- ----------- --------------

         8/21/2006    30,000      CAD       $   26,947    $  26,908     $    39
                                                                        -------

                                                                        $    39
                                                                        =======

Forward Foreign Currency Contracts to Sell:

                                                                   Net Unrealized
                                           Value at    In exchange Appreciation/
    Settlement Date Contracts to Deliver June 30, 2006  for US $   (Depreciation)
    --------------- -------------------- ------------- ----------- --------------

       8/11/2006     1,225,000    AUD     $  944,169   $  908,740     $ 35,429

       8/21/2006     2,100,000    CAD      1,876,592    1,886,333       (9,741)

       9/13/2006    12,110,000    MXN      1,057,180    1,068,567      (11,387)

       8/11/2006     1,475,000    NZD        921,433      896,909       24,524
                                                                      --------

                                                                      $ 38,825
                                                                      ========

PIMCO INFLATION PROTECTED BOND PORTFOLIO

Forward Foreign Currency Contracts to Buy:

                                                                  Net Unrealized
                                          Value at    In exchange Appreciation/
   Settlement Date Contracts to Deliver June 30, 2006  for US $   (Depreciation)
   --------------- -------------------- ------------- ----------- --------------

      7/14/2006      207,120,000   JPY   $ 1,812,651  $ 1,813,476   $    (825)

      8/15/2006    2,682,586,000   JPY    23,584,257   24,312,470    (728,213)

      9/29/2006          298,000   PLN        93,884       93,125         759

      9/22/2006        2,538,000   RUB        94,680       91,724       2,956

      9/29/2006        2,936,000   SEK        97,737       95,635       2,102
                                                                    ---------

                                                                    $(723,221)
                                                                    =========

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2006 (UNAUDITED)


8. FORWARD FOREIGN CURRENCY CONTRACTS - CONTINUED

Forward Foreign Currency Contracts to Sell:

                                                                   Net Unrealized
                                           Value at    In exchange Appreciation/
    Settlement Date Contracts to Deliver June 30, 2006  for US $   (Depreciation)
    --------------- -------------------- ------------- ----------- --------------

       7/27/2006       731,000    CAD     $   656,152  $   662,906  $     6,754

       7/20/2006     1,431,000    EUR       1,831,234    1,804,902      (26,332)

       7/31/2006    13,630,000    EUR      17,455,965   17,086,541     (369,424)

       8/31/2006    72,654,000    EUR      93,229,087   91,730,034   (1,499,053)

       9/29/2006    22,900,000    EUR      29,439,921   29,052,955     (386,966)
                                                                    -----------

                                                                    $(2,275,021)
                                                                    ===========

PIMCO TOTAL RETURN PORTFOLIO

Forward Foreign Currency Contracts to Buy:

                                                                  Net Unrealized
                                          Value at    In Exchange Appreciation/
   Settlement Date Contracts to Deliver June 30, 2006 for U.S. $  (Depreciation)
   --------------- -------------------- ------------- ----------- --------------

     08/17/2006      486,000,000   CLP   $   902,136  $   911,307   $  (9,171)

     09/29/2006       26,300,000   CLP        48,803       48,337         467

     09/29/2006       26,300,000   CLP        48,803       48,461         342

     03/16/2007       48,636,000   CNY     6,237,735    6,300,000     (62,265)

     03/16/2007       14,677,500   CNY     1,882,440    1,900,000     (17,560)

     05/09/2007       15,171,728   CNY     1,956,269    1,976,000     (19,731)

     05/09/2007       48,114,108   CNY     6,203,917    6,266,000     (62,083)

     05/09/2007       31,954,000   CNY     4,120,205    4,158,511     (38,307)

     05/09/2007       75,083,162   CNY     9,681,354    9,779,000     (97,646)

     05/09/2007       19,159,000   CNY     2,470,395    2,495,149     (24,754)

     05/09/2007       11,377,000   CNY     1,466,970    1,483,118     (16,148)

     05/09/2007       18,204,000   CNY     2,347,256    2,371,239     (23,983)

     07/20/2006          387,000   EUR       495,240      486,814       8,425

     07/27/2006        1,946,000   GBP     3,599,820    3,587,247      12,573

     09/20/2006       25,991,000   INR       565,370      575,659     (10,289)

     07/13/2006    4,527,391,619   JPY    39,616,361   39,357,500     258,861

     08/15/2006    1,270,994,000   JPY    11,174,087   11,594,122    (420,035)

     08/15/2006      981,246,994   JPY     8,626,744    8,653,277     (26,533)

     08/15/2006      387,437,936   JPY     3,406,204    3,421,723     (15,519)

     08/15/2006    4,181,055,000   JPY    36,758,216   36,994,430    (236,214)

     07/26/2006    1,575,400,000   KRW     1,661,933    1,609,193      52,740

     08/24/2006      318,571,000   KRW       336,359      330,331       6,028

     09/21/2006      454,926,000   KRW       480,816      468,996      11,820

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2006 (UNAUDITED)


8. FORWARD FOREIGN CURRENCY CONTRACTS - CONTINUED

                                                                  Net Unrealized
                                          Value at    In Exchange Appreciation/
   Settlement Date Contracts to Deliver June 30, 2006 for U.S. $  (Depreciation)
   --------------- -------------------- ------------- ----------- --------------

     09/26/2006    1,575,400,000   KRW   $1,665,378   $1,647,563    $  17,814

     08/31/2006        8,040,000   MXN      709,962      756,279      (46,317)

     09/20/2006        4,305,000   MXN      379,715      400,186      (20,471)

     09/13/2006        1,341,000   PEN      410,496      401,617        8,878

     09/29/2006        1,127,000   PLN      355,059      352,188        2,871

     11/24/2006          465,178   PLN      146,847      150,944       (4,097)

     11/24/2006          636,822   PLN      201,031      206,754       (5,723)

     07/31/2006       20,523,000   RUB      765,030      732,781       32,249

     08/07/2006        7,755,000   RUB      289,166      275,391       13,776

     09/22/2006       11,712,000   RUB      436,916      423,274       13,642

     09/29/2006       10,261,500   RUB      382,739      379,353        3,386

     09/29/2006       10,261,500   RUB      382,739      379,465        3,273

     07/26/2006        1,216,000   SGD      768,815      753,875       14,940

     08/24/2006          463,000   SGD      293,128      286,103        7,025

     09/21/2006          659,000   SGD      417,788      409,139        8,650

     09/26/2006        1,216,000   SGD      771,103      763,819        7,284

     09/05/2006       20,360,000   SKK      677,558      659,647       17,911

     09/29/2006       12,765,000   SKK      424,935      415,798        9,137

     08/24/2006        9,051,000   TWD      281,274      284,891       (3,617)

     09/21/2006       12,779,000   TWD      398,327      402,235       (3,907)
                                                                    ---------

                                                                    $(652,278)
                                                                    =========

Forward Foreign Currency Contracts to Sell:

                                                                  Net Unrealized
                                         Value at    In Exchange  Appreciation/
  Settlement Date Contracts to Deliver June 30, 2006 for U.S. $   (Depreciation)
  --------------- -------------------- ------------- ------------ --------------

     7/31/2006       26,300,000   CLP  $     48,346  $     48,824  $      (479)

     7/31/2006       26,300,000   CLP        48,479        48,824         (345)

     7/20/2006       30,000,000   EUR    37,838,610    38,390,660     (552,050)

     7/20/2006        2,700,000   EUR     3,391,092     3,455,159      (64,067)

     7/31/2006       32,026,000   EUR    39,730,975    41,015,755   (1,284,779)

     7/31/2006       33,458,000   EUR    41,942,882    42,849,719     (906,838)

     7/31/2006       26,661,000   EUR    34,000,293    34,144,790     (144,496)

     7/31/2006      123,598,000   EUR   158,937,758   158,292,176      645,582

     8/31/2006          114,000   EUR       143,786       146,284       (2,498)

     9/29/2006       88,474,000   EUR   112,245,902   113,740,942   (1,495,040)

     7/13/2006    1,255,181,928   JPY    10,920,000    10,983,309      (63,309)

     8/15/2006      697,430,000   JPY     6,364,342     6,131,534      232,807

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2006 (UNAUDITED)



8. FORWARD FOREIGN CURRENCY CONTRACTS - CONTINUED

                                                                  Net Unrealized
                                          Value at    In Exchange Appreciation/
   Settlement Date Contracts to Deliver June 30, 2006 for U.S. $  (Depreciation)
   --------------- -------------------- ------------- ----------- --------------

     8/15/2006     1,301,241,000   JPY   $11,899,998  $11,400,007  $   459,992

     8/15/2006     3,279,839,063   JPY    28,437,500   28,835,075     (397,575)

     7/26/2006     1,575,400,000   KRW     1,644,124    1,661,933      (17,809)

     9/13/2006         1,341,000   PEN       395,575      410,496      (14,920)

     9/29/2006         1,127,000   PLN       354,570      355,059         (489)

     11/24/2006        1,102,000   PLN       347,524      347,877         (353)

     7/31/2006        10,261,500   RUB       379,213      382,515       (3,302)

     7/31/2006        10,261,500   RUB       379,213      382,515       (3,302)

     7/26/2006         1,216,000   SGD       761,409      768,815       (7,406)

     9/5/2006         20,360,000   SKK       676,749      677,558         (809)

     9/29/2006        12,765,000   SKK       424,354      424,935         (581)
                                                                   -----------

                                                                   $(3,622,066)
                                                                   ===========

 AUD - Australian Dollar                MXN - Mexican Peso
 CAD - Canadian Dollar                  NZD - New Zealand Dollar
 CLP - Chilean Peso                     PEN - Peruvian Nuevo Sol
 CNY - China Yuan Renminbi              PLN - Polish Zloty
 EUR - Euro                             RUB - Russian Ruble
 GBP - British Pound                    SEK - Swedish Krona
 INR - Indian Rupee                     SGD - Singapore Dollar
 JPY - Japanese Yen                     SKK - Slovakian Koruna
 KRW - South Korean Won                 TWD - Taiwan Dollar

9. OPTIONS

During the period ended June 30, 2006 the following option contracts were written:

                                                 PIMCO                  PIMCO                    RCM
                                          Inflation Protected        Total Return         Global Technology
                                            Bond Portfolio            Portfolio               Portfolio
                                         --------------------  -----------------------  ---------------------
                                          Number of             Number of               Number of
                                          Contracts   Premium   Contracts     Premium   Contracts   Premium
                                         ----------  --------  -----------  ----------  --------- -----------
Options outstanding at December 31, 2005        134  $ 44,580  198,400,230  $1,867,081     4,892  $ 1,107,926
Options written......................... 22,702,812   518,611  245,702,166   2,180,956    18,334    4,362,286
Options bought back.....................         --        --  (63,700,000)   (461,825)  (19,741)  (4,982,996)
Options closed and expired..............       (134)  (44,580) (62,201,270)   (934,499)   (1,189)    (199,310)
Options exercised.......................         --        --           --          --        --           --
                                         ----------  --------  -----------  ----------   -------  -----------
Options outstanding at June 30, 2006.... 22,702,812  $518,611  318,201,126  $2,651,713     2,296  $   287,906
                                         ==========  ========  ===========  ==========   =======  ===========

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2006 (UNAUDITED)


10. SWAP AGREEMENTS

Open swap agreements at June 30, 2006, were as follows:

PIMCO INFLATION PROTECTED BOND PORTFOLIO

                Expiration
Notional Amount    Date                               Description                                Value
--------------- ---------- ------------------------------------------------------------------ ----------

   400,000  USD  9/20/2006 Agreement with Morgan Stanley Capital Services, Inc., dated        $      245
                           9/20/2005 to receive quarterly the notional amount multiplied by
                           1.8% and to pay par in the event of default of General Motors
                           Acceptance Corp. 6.875% due 8/28/2012.

   100,000  USD  6/20/2006 Agreement with Morgan Stanley Capital Services, Inc., dated                38
                           9/20/2005 to receive quarterly the notional amount multiplied by
                           1.7% and to pay par in the event of default of General Motors
                           Acceptance Corp. 6.875% due 8/28/2012.

40,000,000  USD 12/20/2008 Agreement with Morgan Stanley Capital Services, Inc., dated          (453,274)
                           7/3/2006 to receive semi-annually the notional amount multiplied by 3 month USD-LIBOR-BBA and to pay semi-annually the notional amount multiplied by 5.00%.

 7,500,000  USD 12/20/2008 Agreement with Goldman Sachs International dated 6/16/2006 to         (84,989)
                           receive semi-annually the notional amount multiplied by USD-
                           LIBOR-BBA and to pay semi-annually the notional amount
                           multiplied by 5.00%

   100,000  USD  6/20/2011 Agreement with Lehman Brothers, dated 5/4/2006 to receive               1,888
                           quarterly the notional amount multiplied by 3.4% and to pay par in the event of default of General Motors Acceptance Corp. due
                           6/10/2011.

 5,100,000  USD 12/20/2011 Agreement with Lehman Brothers dated 6/14/2006 to receive semi-       140,767
                           annually the notional amount multiplied by 3 month USD-LIBOR-
                           BBA and to pay semi-annually notional amount multiplied by
                           5.00%.

 6,200,000  USD 12/20/2013 Agreement with Lehman Brothers dated 7/19/2006 to receive semi-       240,115
                           annually the notional amount multiplied by 3 month USD-LIBOR-
                           BBA and to pay semi-annually notional amount multiplied by
                           5.00%.

47,400,000  USD 12/20/2016 Agreement with Goldman Sachs International dated 6/7/2006 to        2,588,179
                           receive semi-annually the notional amount multiplied by USD-
                           LIBOR-BBA and to pay semi-annually the notional amount
                           multiplied by 5.00%

28,000,000  USD 12/20/2016 Agreement with J.P. Morgan Chase Bank dated 06/09/2006 to           1,528,882
                           receive semi-annually the notional amount multiplied by the 3 month USD-LIBOR-BBA and to pay semi-annually the notional
                           amount multiplied by 5.00%.

15,600,000  USD 12/20/2016 Agreement with Bank of America N.A., dated 6/7/2006 to receive        851,806
                           semi-annually the notional amount multiplied by 3 month USD-
                           LIBOR-BBA and to pay semi-annually the notional amount
                           multiplied by 5.00%.

 4,500,000  USD 12/20/2016 Agreement with Lehman Brothers dated 6/8/2006 to receive semi-        245,713
                           annually the notional amount multiplied by 3 month USD-LIBOR-
                           BBA and to pay semi-annually notional amount multiplied by
                           5.00%.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2006 (UNAUDITED)


10. SWAP AGREEMENTS - CONTINUED

                Expiration
Notional Amount    Date                               Description                                Value
--------------- ---------- ------------------------------------------------------------------ ----------

   100,000  USD 12/20/2016 Agreement with Morgan Stanley Capital Services, Inc. dated         $   (5,460)
                           6/5/2006 to pay quarterly the notional amount multiplied by the 3 month USD-LIBOR-BBR and to receive annually the notional
                           amount multiplied by 5.00%.

 9,300,000  USD 12/20/2036 Agreement with Lehman Brothers dated 6/21/2006 to receive semi-     1,034,628
                           annually the notional amount multiplied by 3 month USD-LIBOR-BBA and to pay semi-annually notional amount multiplied by 5.00%.

 4,200,000  USD 12/20/2036 Agreement with Morgan Stanley Capital Services, Inc. dated            467,251
                           6/14/2006 to pay quarterly the notional amount multiplied by the 3 month USD-LIBOR-BBR and to receive annually the notional
                           amount multiplied by 5.00%.

 9,400,000  EUR  6/17/2015 Agreement with Goldman Sachs Capital Markets, L.P. dated             (224,827)
                           8/5/2005 to pay annually the notional amount multiplied by 4.50%
                           and to receive annually the notional amount multiplied by the 6 month EUR-EURIBOR-Telerate.

10,000,000  GBP  6/15/2008 Agreement with J.P. Morgan Chase Bank dated 10/4/2004 to pay          (29,390)
                           semi-annually the notional amount multiplied by the 6 month GBP-
                           LIBOR-BBA and to receive semi-annually the notional amount multiplied by 5%.
                                                                                              ----------

                                                                                              $6,301,572
                                                                                              ==========

PIMCO TOTAL RETURN PORTFOLIO

                Expiration
Notional Amount    Date                                 Description                                Value
--------------- ---------- --------------------------------------------------------------------- --------

2,800,000  USD   9/20/2006 Agreement with Lehman Brothers Specials Financing , Inc. dated        $    757
                           7/26/2005 to receive quarterly the notional amount multiplied by
                           1.65% and to pay par in the event of default of General Motors
                           Acceptance Corp. 6.875% due 8/28/2012.

4,100,000  USD   3/20/2007 Agreement with Merrill Lynch International, dated 4/26/2005 to           5,752
                           receive semi-annually the notional amount multiplied by 0.61% and to pay par in the event of default of Russian Federation 5.00% (step-up)
                           due 3/31/2030.

  600,000  USD   5/20/2007 Agreement with J.P. Morgan Chase Bank dated 6/6/2005 to receive          1,832
                           semi-annually the notional amount multiplied by 0.77% and to pay par in the event of default of Russian Federation 2.250% due 3/31/2030.

1,800,000  USD   6/20/2007 Agreement with J.P. Morgan Chase Bank dated 4/5/2005 to receive        (32,461)
                           quarterly the notional amount multiplied by 4.60% and to pay par in the event of default of General Motors Corp. 7.125% due 7/15/2013.

  400,000  USD   9/20/2008 Agreement with Morgan Stanley Capital Services, Inc., dated 9/26/2005    3,621
                           to receive semi-annually the notional amount multiplied by 1.20% and to pay par in the event of default of Republic of Columbia 10.375%
                           due 01/28/2033.

1,200,000  USD  12/20/2008 Agreement with Lehman Brothers dated 10/14/2003 to pay quarterly       (10,508)
                           the notional amount multiplied by 0.48% and to receive par in the event of default of Northrop Grumman Corporation 7.125% due
                           2/15/2011.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2006 (UNAUDITED)


10. SWAP AGREEMENTS - CONTINUED

                 Expiration
Notional Amount     Date                               Description                                Value
---------------  ---------- ------------------------------------------------------------------ -----------

  1,200,000  USD 12/20/2008 Agreement with Lehman Brothers dated 10/14/2003 to pay             $   (11,753)
                            quarterly the notional amount multiplied by 0.53% and to
                            receive par in the event of default of Lockheed Martin
                            Corporation 8.20% due 12/1/2009.

  1,200,000  USD 12/20/2008 Agreement with Lehman Brothers dated 10/14/2003 to pay                 (22,654)
                            quarterly the notional amount multiplied by 0.97% and to
                            receive par in the event of default of Goodrich Corporation
                            7.625% due 12/15/2012.

    300,000  USD 12/20/2008 Agreement with J.P. Morgan Chase Bank dated 2/12/2004 to pay            (7,602)
                            quarterly the notional amount multiplied by 1.35% and to
                            receive par in the event of default of Capital One Financing
                            Corporation 8.750% due 2/1/2007.

  4,800,000  USD  6/20/2010 Agreement with Morgan Stanley Capital Services, Inc., dated            124,329
                            4/14/2005 to receive semi-annually the notional amount
                            multiplied by 2.10% and to pay par in event of default of
                            underlying sovereign entities of the Dow Jones CDX Emerging
                            Markets Index.

  2,500,000  USD  9/20/2010 Agreement with Lehman Brothers dated 10/7/2005 to pay semi-             48,263
                            annually the notional amount multiplied by 2.26% and to receive par in the event of default of Republic of Turkey 11.875% due
                            1/15/2030.

    500,000  USD  9/20/2010 Agreement with Merrill Lynch International dated 7/27/2005 to          (19,698)
                            receive quarterly the notional amount multiplied by 3.80% and to pay par in the event of default of Ford Motor Credit Co. 7.00%
                            due 10/1/2013.

  1,300,000  USD 10/20/2010 Agreement with Morgan Stanley Capital Services, Inc. dated              30,373
                            11/05/2005 to pay semi-annually the notional amount multiplied by 2.20% and to receive par in the event of default of Republic of
                            Turkey 11.875% due 1/15/2030.

  1,000,000  USD 10/20/2010 Agreement with Lehman Brothers dated 9/29/2005 to pay semi-             26,612
                            annually the notional amount multiplied by 2.11% and to receive par in the event of default of Republic of Turkey 11.875% due
                            1/15/2030.

147,300,000  USD 12/20/2011 Agreement with J. P. Morgan Chase Bank, dated 6/8/2006 to           (4,065,676)
                            receive semi-annually the notional amount multiplied by 5.00%
                            and to pay semi-annually the notional amount multiplied by 3 month USD-LIBOR-BBA.

 71,500,000  USD 12/20/2011 Agreement with Lehman Brothers dated 6/8/06 to pay semi-            (1,973,495)
                            annually the notional amount multiplied by 3 month USD-LIBOR-
                            BBA and to receive semi-annually notional amount multiplied by 5.00%.

  9,000,000  USD 12/20/2011 Agreement with Morgan Stanley Capital Services, Inc., dated           (248,412)
                            6/8/2006 to pay semi-annually the notional amount multiplied by
                            3 month USD-LIBOR-BBA and to receive semi-annually notional amount multiplied by 5.00%.

 41,600,000  USD  6/15/2012 Agreement with Lehman Brothers dated 6/5/06 to pay semi-             2,271,482
                            annually the notional amount multiplied by 3 month USD-LIBOR-
                            BBA and to receive semi-annually notional amount multiplied by 5.00%.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2006 (UNAUDITED)



10. SWAP AGREEMENTS - CONTINUED

                Expiration
Notional Amount    Date                              Description                               Value
--------------- ---------- ---------------------------------------------------------------- -----------

16,900,000  USD 12/20/2016 Agreement with Bank of America N.A., dated 6/5/06 to receive     $   922,790
                           semi-annually the notional amount multiplied by 3 month USD-
                           LIBOR-BBA and to pay semi-annually notional amount multiplied by 5.00%.

 5,800,000  USD 12/20/2016 Agreement with J.P.Morgan Chase Bank, Inc. dated 6/9/06 to           316,697
                           receive semi-annually the notional amount multiplied by 3 month
                           USD-LIBOR-BBA and to pay semi-annually notional amount
                           multiplied by 5.00%.

   700,000  USD 12/20/2036 Agreement with Morgan Stanley Capital Services, Inc. dated           (77,875)
                           11/23/2005 to pay semi-annually the notional amount multiplied by 3 month USD-LIBOR-BBA and to receive semi-annually
                           notional amount multiplied by 5.00%.

 9,000,000  USD  7/25/2045 Agreement with Lehman Brothers dated 01/24/06 to pay quarterly       (26,138)
                           the notional amount multiplied by 0.54% and to receive par in event of default of underlying sovereign entities of the
                           ABX.HE.A.06-01.

14,800,000  EUR 12/15/2011 Agreement with Merrill Lynch Capital Services, Inc., dated           127,736
                           6/30/2006 to receive annually the notional amount multiplied by
                           4.00% and to pay annually the notional amount multiplied by the
                           6 month EUR-EURIBOR-Telerate.

 2,500,000  EUR 12/15/2011 Agreement with Merrill Lynch Capital Services, Inc., dated            10,579
                           6/30/2006 to receive annually the notional amount multiplied by
                           4.00% and to pay annually the notional amount multiplied by the
                           6 month EUR-EURIBOR-Telerate.

94,700,000  EUR  6/16/2014 Agreement with Morgan Stanley Capital Services, Inc. dated         1,604,411
                           3/16/2005 to receive semi-annually the notional amount
                           multiplied by 5.00% and pay semi-annually multiplied by the 6 month EUR-EURIBOR-Telerate.

25,000,000  EUR 12/15/2014 Agreement with J.P.Morgan Chase Bank, Inc. dated 11/16/2005 to       503,404
                           receive annually the notional amount multiplied by the 6 month
                           EUR-EURIBOR-Telerate and to pay annually the notional amount multiplied by 4.00%.

 2,600,000  EUR  6/17/2015 Agreement with J.P. Morgan Chase Bank dated 6/21/2005 to             (62,186)
                           receive annually the notional amount multiplied by the 6 month
                           EUR-EURIBOR-Telerate and to pay annually the notional amount multiplied by 4.50%.

29,800,000  GBP  6/21/2016 Agreement with Morgan Stanley Capital Services, Inc. dated          (315,720)
                           6/16/206 to receive semi-annually the notional amount multiplied by 5.00% and pay semi-annually multiplied by the 6 month GBP-
                           LIBOR-BBA.

14,100,000  GBP  5/15/2016 Agreement with Merrill Lynch Capital Services, Inc., dated        (1,575,418)
                           11/15/2005 to receive semi-annually the notional amount
                           multiplied by the 6 month GBP-LIBOR-BBA and pay semi-annually the notional amount multiplied by 5.00%

16,200,000  GBP  6/15/2016 Agreement with Merrill Lynch Capital Services, Inc., dated          (124,546)
                           11/15/2005 to receive semi-annually the notional amount
                           multiplied by 5.00% and to pay semi-annually the notional
                           amount multiplied by the 6 month GBP-LIBOR-BBA.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2006 (UNAUDITED)



10. SWAP AGREEMENTS - CONTINUED

                Expiration
Notional Amount    Date                              Description                              Value
--------------- ---------- --------------------------------------------------------------- -----------

20,700,000  GBP  6/18/2034 Agreement with Morgan Stanley Capital Services, Inc. dated      $(2,298,352)
                           11/23/2005 to receive semi-annually the notional amount
                           multiplied by 5.00% and pay semi-annually multiplied by the 6 month GBP-LIBOR-BBA.

37,000,000  GBP 12/20/2036 Agreement with Bank of America N.A., dated 6/20/2006 to receive  (4,116,261)
                           semi-annually the notional amount multiplied by 3 month USD-
                           LIBOR-BBA and to pay semi-annually notional amount multiplied by 5.00%.
                                                                                           -----------

                                                                                           $(8,990,117)
                                                                                           ===========

EUR - Euro
GBP - British Pound
USD - United States Dollar

11. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the periods ended December 31, 2005 and 2004 were as follows:

                                                 Ordinary Income     Long-Term Capital Gain          Total
-                                            ----------------------- ---------------------- -----------------------
                                                2005        2004        2005        2004       2005        2004
-                                            ----------- ----------- ----------- ---------- ----------- -----------

Met/AIM Small Cap Growth Portfolio           $        -- $        -- $10,822,850 $       -- $10,822,850 $        --

Batterymarch Growth and Income Portfolio              --          --          --         --          --          --

Batterymarch Mid-Cap Stock Portfolio                  --     508,893   2,217,847  5,360,391   2,217,847   5,869,284

Dreman Small-Cap Value Portfolio                  76,612          --          --         --      76,612          --

Federated High Yield Portfolio                        --   6,213,875          --         --          --   6,213,875

Cyclical Growth ETF Portfolio                     71,487          --          --         --      71,487          --

Cyclical Growth and Income ETF Portfolio          39,258          --          --         --      39,258          --

Goldman Sachs Mid-Cap Value Portfolio         19,958,326   2,754,228   8,787,001         --  28,745,327   2,754,228

Harris Oakmark International Portfolio         6,157,521      75,188  10,199,548         --  16,357,069      75,188

Janus Aggressive Growth Portfolio                     --          --     819,936         --     819,936          --

Janus Capital Appreciation Portfolio                  --          --          --         --          --          --

Lazard Mid-Cap Portfolio                      16,954,128          --  17,832,117         --  34,786,245          --

Legg Mason Partners Managed Assets Portfolio      45,070   6,765,497   1,756,536  2,452,309   1,801,606   9,217,806

Legg Mason Value Equity Portfolio                     --          --          --         --          --          --

Loomis Sayles Global Markets Portfolio                --          --          --         --          --          --

Lord Abbett America's Value Portfolio             40,236     691,296      88,399    206,401     128,635     897,697

Lord Abbett Bond Debenture Portfolio          69,689,907  42,393,056          --         --  69,689,907  42,393,056

Lord Abbett Growth and Income Portfolio       30,923,010  12,686,365  60,761,683         --  91,684,693  12,686,365

Lord Abbett Growth Opportunities Portfolio       265,896          --   3,988,975         --   4,254,871          --

Lord Abbett Mid-Cap Value Portfolio            2,764,730   1,208,159  11,112,087  6,548,817  13,876,817   7,756,976

Mercury Large-Cap Core Portfolio                      --     649,324          --         --          --     649,324

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2006 (UNAUDITED)


11. DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED

                                               Ordinary Income     Long-Term Capital Gain           Total
-                                          ----------------------- ----------------------- -----------------------
                                              2005        2004        2005        2004        2005        2004
-                                          ----------- ----------- ----------- ----------- ----------- -----------

MetLife Aggressive Strategy Portfolio      $ 6,470,051 $   415,966 $   262,878 $   264,513 $ 6,732,929 $   680,479

MetLife Balanced Strategy Portfolio         38,754,270  14,606,246   1,056,753     897,795  39,811,023  15,504,041

MetLife Defensive Strategy Portfolio         3,629,504   2,169,357          --      68,531   3,629,504   2,237,888

MetLife Growth Strategy Portfolio           33,556,016   7,536,446     932,296   1,105,742  34,488,312   8,642,188

MetLife Moderate Strategy Portfolio         13,969,899   6,421,397          --     295,434  13,969,899   6,716,831

MFS(R) Emerging Markets Equity Portfolio            --          --          --          --          --          --

MFS(R) Research International Portfolio     30,734,372   1,492,983  22,914,081          --  53,648,453   1,492,983

MFS(R) Value Portfolio                       1,312,624     510,816   2,691,799     389,047   4,004,423     899,863

Neuberger Berman Real Estate Portfolio              --   9,887,285     677,197      67,672     677,197   9,954,957

Oppenheimer Capital Appreciation Portfolio   5,834,260  22,602,474   5,599,872  24,825,441  11,434,132  47,427,915

PIMCO Inflation Protected Bond Portfolio     1,500,102  44,049,051      66,877      52,200   1,566,979  44,101,251

PIMCO Total Return Portfolio                   488,706  96,677,207  13,857,166          --  14,345,872  96,677,207

Pioneer Fund Portfolio                              --     285,115          --          --          --     285,115

Pioneer Mid-Cap Value Portfolio                111,896          --          --          --     111,896          --

Met/Putnam Capital Opportunities Portfolio     121,974          --          --          --     121,974          --

RCM Global Technology Portfolio              1,349,811     152,842     250,251          --   1,600,062     152,842

Third Avenue Small Cap Value Portfolio         906,001   9,110,042   1,550,917   5,228,107   2,456,918  14,338,149

T. Rowe Price Mid-Cap Growth Portfolio              --          --  15,056,102          --  15,056,102          --

Turner Mid-Cap Growth Portfolio              1,969,639          --   5,347,971          --   7,317,610          --

Van Kampen Comstock Portfolio               17,136,862          --          --          --  17,136,862          --

As of December 31, 2005, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                                         Undistributed Undistributed   Unrealized
                                           Ordinary      Long-Term    Appreciation  Loss Carryforwards
                                            Income         Gain      (Depreciation)   and Deferrals        Total
-                                        ------------- ------------- -------------- ------------------ ------------

Met/AIM Small Cap Growth Portfolio        $10,690,344   $31,525,973   $ 63,965,853    $          --    $106,182,170

Batterymarch Growth and Income Portfolio           --            --             --               --              --

Batterymarch Mid-Cap Stock Portfolio        9,018,223    27,205,882     25,064,235               --      61,288,340

Dreman Small-Cap Value Portfolio               29,138            --        336,121               --         365,259

Federated High Yield Portfolio              6,446,628            --        (62,006)     (13,291,427)     (6,906,805)

Cyclical Growth ETF Portfolio                   8,314            --        154,316               --         162,630

Cyclical Growth and Income ETF Portfolio        2,962            --         22,089               --          25,051

Goldman Sachs Mid-Cap Value Portfolio       2,137,188     2,092,859     37,355,988               --      41,586,035

Harris Oakmark International Portfolio     38,766,255    39,099,831    288,413,616               --     306,279,702

Janus Aggressive Growth Portfolio          20,061,282    27,684,296    121,190,512       (4,202,418)    164,733,672

Janus Capital Appreciation Portfolio               --            --    434,722,686     (297,909,626)    136,813,060

Lazard Mid-Cap Portfolio                   16,529,036    26,126,989      5,443,883               --      48,099,908

Legg Mason Value Equity Portfolio                 146           160        155,058               --         155,364

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2006 (UNAUDITED)


11. DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED

                                             Undistributed Undistributed   Unrealized
                                               Ordinary      Long-Term    Appreciation  Loss Carryforwards
                                                Income         Gain      (Depreciation)   and Deferrals        Total
-                                            ------------- ------------- -------------- ------------------ ------------

Legg Mason Partners Managed Assets Portfolio  $ 6,698,506  $  7,614,448   $ 26,494,647     $         --    $ 40,807,601

Loomis Sayles Global Markets Portfolio                 --            --             --               --              --

Lord Abbett America's Value Portfolio           2,327,817       612,412      3,371,866               --       6,312,095

Lord Abbett Bond Debenture Portfolio           84,438,328            --     (8,822,346)     (17,615,381)     58,000,601

Lord Abbett Growth and Income Portfolio        41,609,500   236,253,460    308,265,563      (26,108,235)    560,020,287

Lord Abbett Growth Opportunities Portfolio             --     4,132,757      7,508,966       (3,859,305)      7,782,418

Lord Abbett Mid-Cap Value Portfolio             4,250,815    30,290,467     62,798,301               --      97,339,583

Mercury Large-Cap Core Portfolio                  289,946            --     19,515,454      (63,229,519)    (43,424,119)

MetLife Aggressive Strategy Portfolio             777,027     4,673,452     55,575,320               --      61,025,799

MetLife Balanced Strategy Portfolio             2,338,613    23,634,001    172,351,125               --     198,323,739

MetLife Defensive Strategy Portfolio              630,984     2,470,116      7,681,645               --      10,782,745

MetLife Growth Strategy Portfolio               3,096,238    21,380,014    215,301,413               --     239,777,665

MetLife Moderate Strategy Portfolio             1,408,241     9,076,153     40,925,337               --      51,409,731

MFS(R) Emerging Markets Equity Portfolio               --            --             --               --              --

MFS(R) Research International Portfolio        71,841,028    43,010,934    129,685,180      (10,690,365)    233,846,777

MFS(R) Value Portfolio                             61,630       389,518      8,088,621               --       8,539,769

Neuberger Berman Real Estate Portfolio         37,919,586    11,514,229     58,158,380               --     107,592,195

Oppenheimer Capital Appreciation Portfolio      3,257,552     9,068,906    104,873,823       (1,063,702)    116,136,579

PIMCO Inflation Protected Bond Portfolio       56,011,938       623,854    (29,732,813)              --      26,902,979

PIMCO Total Return Portfolio                   75,074,684            --    (11,107,641)     (18,386,213)     45,580,830

Pioneer Fund Portfolio                            389,928            --      8,206,408      (13,217,771)     (4,621,435)

Pioneer Mid-Cap Value Portfolio                       137            --        257,614           (1,643)        256,108

Met/Putnam Capital Opportunities Portfolio      1,238,519     5,545,794      5,033,921       (5,215,767)     26,602,467

RCM Global Technology Portfolio                        --            --     32,055,708       (7,701,459)     24,354,249

Third Avenue Small Cap Value Portfolio         10,891,504    63,128,055    196,471,642               --     270,491,201

T. Rowe Price Mid-Cap Growth Portfolio          2,981,276    22,828,542    149,109,174               --     174,918,992

Turner Mid-Cap Growth Portfolio                   120,405     2,922,069     33,457,987               --      36,500,461

Van Kampen Comstock Portfolio                  13,872,698            --     15,070,466               --      28,943,164

The difference between book basis and tax basis is attributable primarily to the tax deferral of losses on wash sales.

12. ACQUISITIONS

On May 1, 2006, Lord Abbett Growth and Income Portfolio ("Growth and Income") acquired all the net assets of Federated Stock Portfolio, a series of TST, ("Federated Stock") pursuant to a plan of reorganization approved by Federated Stock shareholders on March 14, 2006. The acquisition was accomplished by a tax-free exchange of 1,016,486 Class B shares of Growth and Income (valued at $1,196.4 Million) in exchange for the 1,773,115 Class A shares of Federated Stock outstanding on April 28, 2006. Federated Stock Class A net assets at that date ($27.3 Million), including $2,884,780 of unrealized appreciation and approximately $5,462,887 of accumulated net realized gains, were combined with those of Growth and Income Class B. The aggregate Class B net assets of Growth and Income and Class A of Federated Stock immediately before the acquisition were $1,196,462,432 and $27,312,987, respectively. The aggregate Class B net assets of Growth and Income immediately after the acquisition were $1,223,775,419.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2006 (UNAUDITED)



12. ACQUISITIONS - CONTINUED

On May 1, 2006, Harris Oakmark International Portfolio ("Harris Oakmark") acquired all the net assets of Mondrian International Stock Portfolio, a series of TST, ("Mondrian International") pursuant to a plan of reorganization approved by Mondrian International shareholders on March 14, 2006. The acquisition was accomplished by a tax-free exchange of 12,568,324 Class A shares of Harris Oakmark (valued at $850.6 Million) in exchange for the 16,088,645 Class A shares of Mondrian International outstanding on April 28, 2006. Mondrian International Class A net assets at that date ($214.8 Million), including $44,877,012 of unrealized appreciation and approximately $4,029,045 of accumulated net realized losses, were combined with those of Harris Oakmark Class A. The aggregate Class A net assets of Harris Oakmark and Mondrian International immediately before the acquisition were $850,651,198 and $214,792,652, respectively. The aggregate Class A net assets of Harris Oakmark immediately after the acquisition were $1,065,443,850.

On May 1, 2006, Lord Abbett Bond Debenture Portfolio ("Bond Debenture") acquired all the net assets of Convertible Securities Portfolio, a series of TST, ("Convertible Securities") pursuant to a plan of reorganization approved by Convertible Securities shareholders on March 14, 2006. The acquisition was accomplished by a tax-free exchange of 8,485,998 Class A shares of Bond Debenture (valued at $981.1 Million) in exchange for the 8,068,461 Class A shares of Convertible Securities outstanding on April 28, 2006. Convertible Securities Class A net assets at that date ($100.2 Million), including $6,800,593 of unrealized appreciation and approximately $5,091,411 of accumulated net realized gains, were combined with those of Bond Debenture Class A. The aggregate Class A net assets of Bond Debenture and Convertible Securities immediately before the acquisition were $981,050,225 and $100,219,524, respectively. The aggregate Class A net assets of Bond Debenture immediately after the acquisition were $1,081,269,749.

On May 1, 2006, Met/AIM Small Cap Growth Portfolio ("Met/AIM") acquired all the net assets of Style Focus Series: Small Cap Growth Portfolio, a series of TST, ("Style Focus") pursuant to a plan of reorganization approved by Style Focus shareholders on March 14, 2006. The acquisition was accomplished by a tax-free exchange of 670,445 Class A shares of Met/AIM (valued at $271.2 Million) in exchange for the 715,654 Class A shares of Style Focus outstanding on April 28, 2006. Style Focus Class A net assets at that date ($9.1 Million), including $1,296,475 of unrealized appreciation and approximately $362,204 of accumulated net realized gains, were combined with those of Met/AIM Class A. The aggregate Class A net assets of Met/AIM and Style Focus immediately before the acquisition were $271,272,413 and $9,138,167, respectively. The aggregate
Class A net assets of Met/AIM immediately after the acquisition were $280,410,580.

On May 1, 2006, Legg Mason Value Equity Portfolio ("Value Equity") acquired all the net assets of MFS Investors Trust Portfolio, a series of Metropolitan Series Fund, Inc., ("MFS Investors") pursuant to a plan of reorganization approved by MFS Investors shareholders on March 14, 2006. The acquisition was accomplished by a tax-free exchange of 5,304,737 Class A shares of Value Equity (valued at $3.1 Million) in exchange for the 5,954,932 Class A shares of MFS Investors, 4,919,414 Class B shares of Value Equity (valued at $29.4 Million) in exchange for the 5,505,682 Class B shares of MFS Investors and 2,226,012 Class E shares of Value Equity (valued at $10.0 Thousand) in exchange for the 2,496,689 Class E shares of MFS Investors. MFS Investors Class A net assets at that date ($56.0 Million), including $7,451,570 of unrealized appreciation and approximately $9,093,918 Million of accumulated net realized gains, were combined with those of Value Equity Class A. MFS Investors Class B net assets at that date ($51.9 Million), including $7,423,569 of unrealized appreciation and $2,999,089 Million of accumulated net realized gains, were combined with those of Value Equity Class B. MFS Investors Class E net assets at that date ($23.5 Million), including $3,153,729 of unrealized appreciation and $1,333,851 Million of accumulated net realized gains, were combined with those of Value Equity Class E. The aggregate Class A net assets of Value Equity and MFS Investors immediately before the acquisition were $3,153,591 and $55,964,976, respectively. The aggregate Class A net assets of Value Equity immediately after the acquisition were $59,118,567. The aggregate Class B net assets of Value Equity and MFS Investors immediately before the acquisition were $29,399,561 and 51,850,624, respectively. The aggregate Class B net assets of Value Equity immediately after the acquisition were $81,250,185. The aggregate Class E net assets of Value Equity and MFS Investors immediately before the acquisition were $10,000 and $23,484,428, respectively. The aggregate Class B net assets of Value Equity immediately after the acquisition were $23,494,428.

On May 1, 2006, Batterymarch Growth and Income Portfolio (the "Batterymarch Portfolio") commenced operations after acquiring all the net assets of The Travelers Growth and Income Stock Account for Variable Annuities (the "Travelers Account") pursuant to a plan of reorganization approved by Travelers Account unit holders on April 27, 2006. In a tax-free transaction, the Travelers Account contributed net assets of $491,658,847 including unrealized gains of $69,772,560, in exchange for 23,717,262 Class A shares of the Batterymarch Portfolio.

13. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

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                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2006 (UNAUDITED)



14. SUBSEQUENT EVENTS

(a) On May 23, 2006, Federated Investment Management Company resigned as the investment adviser for the Federated High Yield Portfolio. On August 10, 2006, the Board of Trustees of the Trust approved BlackRock Financial Management, Inc. as the new investment adviser for the Portfolio. Effective August 21, 2006, the Portfolio will change its name to the BlackRock High Yield Portfolio and the new investment adviser will be BlackRock Financial Management, Inc.

(b) On August 10, 2006, the Board of Trustees of the Trust approved the Manager terminating Janus Capital Management LLC as the investment adviser to the Janus Aggressive Growth Portfolio and appointing CAM North America LLC as the new investment adviser. Effective October 1, 2006, the Portfolio will change its name to the Legg Mason Aggressive Growth Portfolio and the new investment adviser will be CAM North America LLC.

(c) On August 10, 2006, the Board of Trustees of the Trust approved the Manager terminating Lord Abbett & Co. LLC as the investment adviser to the Lord Abbett Growth Opportunities Portfolio and appointing Morgan Stanley Investment Management, Inc. as the new investment adviser. Effective October 1, 2006, the Portfolio will change its name to the Van Kampen Mid-Cap Growth Portfolio and the new investment adviser will be Morgan Stanley Investment Management, Inc.

(d) On or about October 1, 2006, it is anticipated that Merrill Lynch Investment Managers, L.P. ("Merrill Lynch") will become an indirect, majority owned subsidiary of BlackRock, Inc. (the "Transaction"). The Transaction is deemed to result in a change in control (an "assignment" under the 1940 Act) of Merrill Lynch resulting in the automatic termination of the Investment Advisory Agreement by and between the Manager and Merrill Lynch on behalf of the Mercury Large-Cap Core Portfolio. On August 10, 2006, the Board of Trustees of the Trust approved Black Advisors, Inc. as the new investment adviser for the Portfolio upon the closing of the Transaction. The Board also approved changing the name of the Portfolio from the Mercury Large Cap Core Portfolio to the BlackRock Large-Cap Core Portfolio.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

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APPROVAL OF MANAGEMENT AGREEMENTS AND INVESTMENT ADVISORY AGREEMENTS

LOOMIS SAYLES GLOBAL MARKETS PORTFOLIO

At a meeting of the Board of Trustees of the Trust held on February 15, 2006, the Board of Trustees, including the Trustees who are not "interested persons" of the Trust (the "Disinterested Trustees") as defined in the 1940 Act, initially approved the Management Agreement between the Trust and the Manager with respect to the Loomis Sayles Global Markets Portfolio (the "Portfolio") and an investment advisory agreement with respect to the Portfolio (the "Advisory Agreement") between the Manager and Loomis Sayles & Company LLP ("Loomis Sayles" or the "Adviser").

In approving the Management Agreement with the Manager with respect to the Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, quality, and extent of the services to be provided to the Portfolio by the Manager; (2) the performance of comparable funds managed by the Manager as compared to a peer group and an appropriate index;
(3) the Manager's personnel and operations; (4) the Manager's financial condition; (5) the level and method of computing the Portfolio's management fee; (6) the anticipated profitability of the Manager under the Management Agreement; (7) "fall-out" benefits to the Manager and its affiliates (i.e., ancillary benefits realized by the Manager or its affiliates from the Manager's relationship with the Trust); (8) the anticipated effect of growth and size on the Portfolio's performance and expenses; and (9) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolio by the Manager's affiliates, including distribution services. The Disinterested Trustees were advised by independent legal counsel throughout the process. The Board also reviewed a separate report prepared by Bobroff Consulting, Inc., an independent third party consultant, which provided a statistical analysis comparing the Portfolio's investment performance, expenses, and fees to comparable variable annuity portfolios.

The Board, in examining the nature and quality of the services to be provided by the Manager to the Portfolio, recognized the Manager's experience in serving as an investment manager. The Board also noted the extensive responsibilities that the Manager has as the investment manager to the Portfolio, including the selection of the Adviser for the Portfolio and oversight of the Adviser's compliance with fund policies and objectives, review of brokerage matters, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolio. Based on its consideration and review of the foregoing information, the Board determined that the Portfolio was likely to benefit from the nature and quality of these services, as well as the Manager's ability to render such services based on its experience, operations and resources.

The Board also evaluated the expertise and performance of the personnel who would be overseeing Loomis Sayles, and compliance with the Portfolio's investment restrictions, tax and other requirements.

The Board gave substantial consideration to the fees payable under the Management Agreement. In this connection, the Board evaluated the Manager's costs and profitability in serving as investment manager to the Portfolio, including the costs associated with the personnel, systems and equipment necessary to manage the Trust and the costs associated with compensating the Adviser. The Board also examined the fees to be paid by the Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing the Portfolio's fee. The Board noted that the estimated total expense ratio was above the median of the peer group for the Portfolio selected by an independent third party. In this regard, the Board noted the Manager's commitment to the expense limitation agreement with the Portfolio. The Board also noted that the Manager pays the advisory fees out of the management fee it receives from the Portfolio. After comparing the fees with those of comparable funds and in light of the quality and extent of services to be provided, and the costs to be incurred, by the Manager, the Board concluded that the level of the fees to be paid to the Manager with respect to the Portfolio was fair and reasonable. The Board also concluded that the Manager's anticipated level of profitability from its relationship with the Portfolio was reasonable.

The Board noted that the management fee schedule for the Portfolio contains breakpoints that reduce the fee rate on assets above specified levels. The Board considered the effective fees under the Management Agreement as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board also considered the fact that the Manager pays the advisory fees out of the management fees it receives from the Portfolio.

Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the Manager, the Board determined approval of the Management Agreement was in the best interests of the Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent legal counsel, approved the Management Agreement with respect to the Portfolio.

The Board of Trustees approved the Advisory Agreement between the Manager and Loomis Sayles based on a number of factors relating to Loomis Sayles' ability to perform under the Advisory Agreement. These factors included: Loomis Sayles' management style and long-term performance record with comparable funds; Loomis Sayles' current level of staffing and its overall resources; Loomis Sayles' financial condition; and Loomis Sayles' compliance systems and any disciplinary history. The Disinterested Trustees were advised by independent legal counsel throughout the process. The Board also reviewed a separate report prepared by Bobroff Consulting, Inc., an independent third party consultant, which provided a statistical analysis comparing the Portfolio's investment performance, expenses, and fees to comparable variable annuity portfolios.

The Board gave substantial consideration to the fees payable under the Advisory Agreement. In this connection, the Board evaluated Loomis Sayles' costs and profitability (to the extent practicable) in serving as an Adviser to the Portfolio, including the costs associated with the personnel, systems and equipment necessary to perform its functions. The Board also examined the fees to be paid to Loomis Sayles in light of fees paid to other investment advisers by comparable funds and the method of computing the Adviser's fee. It was noted that Loomis Sayles does not currently manage any other institutional clients that are similar to the Loomis Sayles Global Markets Portfolio. After comparing the fees with those of comparable funds and in light of the quality and extent of services to be provided, and the costs to be incurred, by Loomis Sayles, the Board concluded that the fee to be paid the Adviser with respect to the Portfolio was fair and reasonable.

It was noted that the Board had reviewed information regarding Loomis Sayles practices regarding soft dollars and best execution. The Board also noted that Loomis Sayles, through its relationship as an Adviser to the Portfolio, may engage in soft dollar transactions for proprietary research or

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brokerage services. While Loomis Sayles selects brokers primarily on the basis of their execution capabilities, the direction of transactions may at times be based on the quality and amount of research such brokers provide. Further, the Board recognized that Loomis Sayles is affiliated with registered broker-dealers. It was noted that Loomis Sayles does not currently use affiliated broker dealers to execute client transactions. The Board concluded that the benefits accruing to Loomis Sayles and its affiliates by virtue of the Adviser's relationship to the Portfolio are fair and reasonable.

In approving the Advisory Agreement, the Board especially reviewed Loomis Sayles' management style and long-term performance record with comparable funds. The Board noted that the Loomis Sayles Global Markets Equity Fund, which is also advised by Loomis Sayles, has substantially similar investment objectives, policies, and strategies as the Portfolio. As of December 31, 2005, the Loomis Sayles Global Markets Equity Fund had outperformed the S&P 500(R) Index over the one-, three-, five- and ten-year periods and since inception.

In considering the profitability to the Adviser of its relationship with the Portfolio, the Board noted that the fees under the Advisory Agreement were paid by the Manager out of the management fees that it receives under the Management Agreement. The Board also relied on the ability of the Manager to negotiate the Advisory Agreement and the fees thereunder at arm's length. For each of the above reasons, the profitability to the Adviser from its relationship with the Portfolio was a not a material factor in the Board's deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Adviser's management of the Portfolio to be a material factor in its consideration, although it was noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rate on assets above specified levels.

In connection with these considerations, the Board of Trustees determined that a sub-advisory arrangement between the Manager and Loomis Sayles was in the best interests of the Portfolio and its shareholders. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of Loomis Sayles with comparable funds, the Board (including a majority of Disinterested Trustees) determined approval of the Advisory Agreement was in the best interests of the Portfolio.

MFS(R) EMERGING MARKETS EQUITY PORTFOLIO

At a meeting of the Board of Trustees of the Trust held on February 15, 2006, the Board of Trustees, including the Disinterested Trustees, initially approved the Management Agreement between the Trust and the Manager with respect to the MFS(R) Emerging Markets Equity Portfolio (the "Portfolio") and an investment advisory agreement with respect to the Portfolio (the "Advisory Agreement") between the Manager and Massachusetts Financial Services Company ("MFS" or the "Adviser").

In approving the Management Agreement with the Manager with respect to the Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, quality, and extent of the services to be provided to the Portfolio by the Manager; (2) the performance of comparable funds managed by the Manager as compared to a peer group and an appropriate index;
(3) the Manager's personnel and operations; (4) the Manager's financial condition; (5) the level and method of computing the Portfolio's management fee; (6) the anticipated profitability of the Manager under the Management Agreement; (7) "fall-out" benefits to the Manager and its affiliates (i.e., ancillary benefits realized by the Manager or its affiliates from the Manager's relationship with the Trust); (8) the anticipated effect of growth and size on the Portfolio's performance and expenses; and (9) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolio by the Manager's affiliates, including distribution services. The Disinterested Trustees were advised by independent legal counsel throughout the process. The Board also reviewed a separate report prepared by Bobroff Consulting, Inc., an independent third party consultant, which provided a statistical analysis comparing the Portfolio's investment performance, expenses, and fees to comparable variable annuity portfolios.

The Board, in examining the nature and quality of the services to be provided by the Manager to the Portfolio, recognized the Manager's experience in serving as an investment manager. The Board also noted the extensive responsibilities that the Manager has as investment manager to the Portfolio, including the selection of the Adviser for the Portfolio and oversight of the Adviser's compliance with fund policies and objectives, review of brokerage matters, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolio. Based on its consideration and review of the foregoing information, the Board determined that the Portfolio was likely to benefit from the nature and quality of these services, as well as the Manager's ability to render such services based on its experience, operations and resources.

The Board also evaluated the expertise and performance of the personnel who would be overseeing MFS, and compliance with the Portfolio's investment restrictions, tax and other requirements.

The Board gave substantial consideration to the fees payable under the Management Agreement. In this connection, the Board evaluated the Manager's costs and profitability in serving as investment manager to the Portfolio, including the costs associated with the personnel, systems and equipment necessary to manage the Trust and the costs associated with compensating the Adviser. The Board also examined the fees to be paid by the Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing the Portfolio's fee. The Board noted that the estimated total expense ratio was below the median of the peer group for the Portfolio selected by an independent third party. The Board also noted the Manager's commitment to the expense limitation agreement with the Portfolio. The Board also noted that the Manager pays the advisory fees out of the management fee it receives from the Portfolio. After comparing the fees with those of comparable funds and in light of the quality and extent of services to be provided, and the costs to be incurred, by the Manager, the Board concluded that the level of the fees to be paid to the Manager with respect to the Portfolio was fair and reasonable. The Board also concluded that the Manager's anticipated level of profitability from its relationship with the Portfolio was reasonable.

The Board noted that the management fee schedule for the Portfolio contains breakpoints that reduce the fee rate on assets above specified levels. The Board considered the effective fees under the Management Agreement as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board also considered the fact that the Manager pays the advisory fees out of the management fees it receives from the Portfolio.

Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the Manager, the Board determined approval of the Management Agreement was in the best interests of the

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Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent legal counsel, approved the Management Agreement with respect to the Portfolio. The Board also reviewed a separate report prepared by Bobroff Consulting, Inc., an independent third party consultant, which provided a statistical analysis comparing the Portfolio's investment performance, expenses, and fees to comparable variable annuity portfolios.

The Board of Trustees approved the Advisory Agreement between the Manager and MFS based on a number of factors relating to MFS's ability to perform under the Advisory Agreement. These factors included: MFS' management style and long-term performance record with comparable funds; MFS current level of staffing and its overall resources; MFS' financial condition; and MFS' compliance systems and any disciplinary history. The Disinterested Trustees were advised by independent legal counsel throughout the process.

The Board gave substantial consideration to the fees payable under the Advisory Agreement. In this connection, the Board evaluated MFS' costs and profitability (to the extent practicable) in serving as an Adviser to the Portfolio, including the costs associated with the personnel, systems and equipment necessary to perform its functions. The Board also examined the fees to be paid to MFS in light of fees paid to other investment advisers by comparable funds and the method of computing the Adviser's fee. After comparing the fees with those of comparable funds and in light of the quality and extent of services to be provided, and the costs to be incurred, by MFS, the Board concluded that the fee to be paid the Adviser with respect to the Portfolio was fair and reasonable.

The Board also noted that MFS, through its relationship as an Adviser to the Portfolio, may engage in soft dollar transactions for proprietary research or brokerage services. While MFS selects brokers primarily on the basis of their execution capabilities, the direction of transactions may at times be based on the quality and amount of research such brokers provide. The Board noted that the Adviser must select brokers who meet the Trust's requirements for best execution. The Board concluded that the benefits accruing to MFS by virtue of the Adviser's relationship to the Portfolio are fair and reasonable.

In approving the Advisory Agreement, the Board especially reviewed MFS' management style and performance record with comparable funds. The Board noted that the MFS(R) Emerging Markets Equity Fund, which is also advised by MFS, has substantially similar investment objectives, policies, and strategies as the Portfolio. As of December 31, 2005, the MFS(R) Emerging Markets Equity Fund had outperformed the MSCI Emerging Markets Index over the one-, three-, five-year periods, and had generally strong performance since its inception.

In considering the profitability to the Adviser of its relationship with the Portfolio, the Board noted that the fees under the Advisory Agreement would be paid by the Manager out of the management fees that it receives under the Management Agreement. The Board also relied on the ability of the Manager to negotiate the Advisory Agreement and the fees thereunder at arm's length. For each of the above reasons, the profitability to the Adviser from its relationship with the Portfolio was a not a material factor in the Board's deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Adviser's management of the Portfolio to be a material factor in its consideration, although it was noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rate on assets above specified levels.

In connection with these considerations, the Board of Trustees determined that a sub-advisory arrangement between the Manager and MFS was in the best interests of the Portfolio and its shareholders. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of MFS with comparable funds, the Board (including a majority of Disinterested Trustees) determined approval of the Advisory Agreement was in the best interests of the Portfolio.

BATTERYMARCH MID-CAP STOCK PORTFOLIO
BATTERYMARCH GROWTH AND INCOME PORTFOLIO
DREMAN SMALL-CAP VALUE PORTFOLIO
FEDERATED HIGH YIELD PORTFOLIO
JANUS CAPITAL APPRECIATION PORTFOLIO
LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO
MERCURY LARGE-CAP CORE PORTFOLIO
MFS(R) VALUE PORTFOLIO
PIONEER FUND PORTFOLIO
PIONEER MID-CAP VALUE PORTFOLIO

At a meeting of the Board of Trustees of the Trust held on February 15, 2006, the Board of Trustees, including the Disinterested Trustees, initially approved the Management Agreement between the Trust and the Manager with respect to Batterymarch Mid-Cap Stock Portfolio, Batterymarch Growth and Income Portfolio, Dreman Small-Cap Value Portfolio, Federated High Yield Portfolio, Janus Capital Appreciation Portfolio, Legg Mason Partners Managed Assets Portfolio, Mercury Large-Cap Core Portfolio, MFS(R) Value Portfolio, Pioneer Fund Portfolio and Pioneer Mid-Cap Value Portfolio (each, a "Portfolio", collectively, the "Portfolios"). The Board of Trustees, including the Disinterested Trustees, initially approved each of the following investment advisory agreements (each an "Advisory Agreement") between the Manager and:

   (i) Batterymarch Financial Management, Inc. ("Batterymarch") on behalf of the Batterymarch Mid-Cap Stock Portfolio,

  (ii) Batterymarch on behalf of the Batterymarch Growth and Income Portfolio,

 (iii) Dreman Value Management L.L.C. ("Dreman") on behalf of the Dreman Small-Cap Value Portfolio,

  (iv) Federated Investment Management Company ("Federated") on behalf of the Federated High Yield Portfolio,

   (v) Janus Capital Management LLC ("Janus") on behalf of the Janus Capital Appreciation Portfolio,

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  (vi) Batterymarch on behalf of the Legg Mason Partners Managed Assets
       Portfolio,

 (vii) Western Asset Management Company ("WAM") on behalf of the Legg Mason Partners Managed Assets Portfolio,

(viii) Merrill Lynch Investment Managers, L.P. ("Merrill Lynch") on behalf of the Mercury Large-Cap Core Portfolio,

  (ix) MFS on behalf of the MFS(R) Value Portfolio,

   (x) Pioneer Investment Management, Inc. ("Pioneer") on behalf of the Pioneer Fund Portfolio and

  (xi) Pioneer on behalf of the Pioneer Mid-Cap Value Portfolio.

Batterymarch, Dreman, Federated, Janus, Merrill Lynch, MFS, Pioneer and WAM are each referred to herein as an "Adviser" and collectively, as the "Advisers".

In approving the Management Agreement with the Manager with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, quality, and extent of the services to be provided to each Portfolio by the Manager; (2) the performance of comparable funds managed by the Manager as compared to a peer group and an appropriate index;
(3) the Manager's personnel and operations; (4) the Manager's financial condition; (5) the level and method of computing each Portfolio's management fee; (6) the anticipated profitability of the Manager under the Management Agreement; (7) "fall-out" benefits to the Manager and its affiliates (i.e., ancillary benefits realized by the Manager or its affiliates from the Manager's relationship with the Trust); (8) the anticipated effect of growth and size on each Portfolio's performance and expenses; and (9) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to each Portfolio by the Manager's affiliates, including distribution services. The Disinterested Trustees were advised by independent legal counsel throughout the process. The Board also reviewed a separate report prepared by Bobroff Consulting, Inc., an independent third party consultant, which provided a statistical analysis comparing each Portfolio's investment performance, expenses, and fees to comparable variable annuity portfolios.

The Board, in examining the nature and quality of the services to be provided by the Manager to the Portfolios, recognized the Manager's experience in serving as an investment manager. The Board also noted the extensive responsibilities that the Manager has as investment manager to the Portfolios, including the selection of each respective Adviser for the Portfolio and oversight of each Adviser's compliance with fund policies and objectives, review of brokerage matters, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the respective Portfolio. Based on its consideration and review of the foregoing information, the Board determined that each Portfolio was likely to benefit from the nature and quality of these services, as well as the Manager's ability to render such services based on its experience, operations and resources.

The Board also evaluated the expertise and performance of the personnel who would be overseeing each Adviser and compliance with each respective Portfolio's investment restrictions, tax and other requirements.

The Board gave substantial consideration to the fees payable under the Management Agreement. In this connection, the Board evaluated the Manager's costs and profitability in serving as investment manager to each Portfolio, including the costs associated with the personnel, systems and equipment necessary to manage the Trust and the costs associated with compensating each Adviser. The Board also examined the fees to be paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing a Portfolio's fee.

The Board noted that the estimated total expense ratio for each Portfolio was generally below the median of the peer group for the respective Portfolio selected by an independent third party. It was noted that MFS(R) Value Portfolio's total expense ratio appeared higher but this was attributable to the Portfolio's small asset size. The Board also noted the Manager's commitment to the expense limitation agreement with each Portfolio. It was noted that the Batterymarch Growth and Income Portfolio also had breakpoints with respect to the expense limitation agreement in order that the expense cap would match the advisory fee due to its conversion from a managed separate account to a mutual fund. The Board also noted that the Manager pays the advisory fees out of the management fees it receives from the Portfolios. After comparing the fees with those of comparable funds and in light of the quality and extent of services to be provided, and the costs to be incurred, by the Manager, the Board concluded that the level of the fees to be paid to the Manager with respect to each Portfolio were fair and reasonable. The Board also concluded that the Manager's anticipated level of profitability from its relationship with respect to each Portfolio was reasonable.

The Board noted that the management fee schedule for each Portfolio except for the Batterymarch Mid-Cap Stock Portfolio and the Legg Mason Partners Managed Assets Portfolio contained breakpoints that reduce the fee rate on assets above specified levels. The Board considered the effective fees under the Management Agreement as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolios grow. The Board also noted that if a Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board also considered the fact that the Manager pays the advisory fees out of the management fees it receives from each Portfolio.

In considering the Management Agreement, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the Manager, the Board determined approval of the Management Agreement was in the best interests of the Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent legal counsel, approved the Management Agreement with respect to the Portfolio.

The Board of Trustees approved the Advisory Agreement between the Manager and each Adviser based on a number of factors relating to each Adviser's ability to perform under the respective Advisory Agreement. These factors included: each Adviser's management style and long-term performance record with comparable funds; each Adviser's current level of staffing and its overall resources; each Adviser's financial condition; and each Adviser's compliance systems and any disciplinary history. The Disinterested Trustees were advised by independent legal counsel throughout the process. The Board also reviewed a separate report prepared by Bobroff Consulting, Inc., an independent third party consultant, which provided a statistical analysis comparing each Portfolio's investment performance, expenses, and fees to comparable variable annuity portfolios.

The Board gave substantial consideration to the fees payable under the Advisory Agreement. In this connection, the Board evaluated each Adviser's costs and profitability (to the extent practicable) in serving as an Adviser to the applicable Portfolio, including the costs associated with the personnel, systems and equipment necessary to perform its functions. The Board also examined the fees to be paid to each Adviser in light of fees paid to other investment advisers by comparable funds and the method of computing the Adviser's fee. After comparing the fees with those of comparable funds and in light of the quality and extent of services to be provided, and the costs to be incurred, by each Adviser, the Board concluded that the fee to be paid each Adviser with respect to each Portfolio was fair and reasonable.

In approving each Advisory Agreement, the Board reviewed each Adviser's management style and performance record with comparable funds.

The Board noted that the Managed Assets Trust has substantially similar investment objectives, policies and strategies as the Legg Mason Partners Managed Assets Portfolio. It was noted that Batterymarch provided performance for composites that have been similarly managed since the Managed Assets Trust was managed by TIMCO. As of December 31, 2005, the U.S. Large Cap Equity Composite had outperformed its benchmarks, the S&P 500 Index and the Russell 1000 Index for the one-, three- and five-year periods ended December 31, 2005.

The Board noted that the Disciplined Mid Cap Stock Portfolio has substantially similar investment objectives, policies and strategies as the Batterymarch Mid-Cap Stock Portfolio. It was noted that Batterymarch provided performance for composites that have been similarly managed since the Disciplined MidCap Stock Portfolio was managed by TIMCO. As of December 31, 2005, the U.S. MidCap Equity Composite had outperformed its benchmark the S&P MidCap 400 Index for the one-, three- and five-year periods ended December 31, 2005.

The Board noted that the Travelers Growth and Income Stock Account for Variable Annuities has substantially similar investment objectives, policies and strategies as the Batterymarch Growth and Income Portfolio. It was noted that Batterymarch provided performance for composites that have been similarly managed since the Managed Assets Trust was managed by TIMCO. As of December 31, 2005, the U.S. Core Composite and the U.S. Core Full Discretion Composite had outperformed their benchmark, the Lehman Brother Aggregate Index, for three-, five- and ten-year periods ended December 31, 2005. It was noted that for the one-year period ended December 31, 2005, the 2.3% return of the U.S. Core Composite slightly lagged the 2.4% return of the benchmark index, while the U.S. Core Full Discretion Composite posted a 3.1% return during the period.

The Board noted that TST's Style Focus Series: Small Cap Value Portfolio, advised by Dreman and TIMCO, has substantially similar investment objectives, policies and strategies as the Dreman Small-Cap Value Portfolio. It was noted that the Portfolio would be managed only by Dreman. As of December 31, 2005, the Dreman Small Cap Value Fund, a similarly managed fund, had outperformed it benchmarks, the Russell 2000 Value Index and the Russell 2000 Index, for the one-, three-, five-, and ten-year periods ending December 31, 2005.

The Board noted that the Federated High Yield Portfolio of TST, which is also advised by Federated, has substantially similar investment objectives, policies, and strategies as the Federated High Yield Portfolio. As of December 31, 2005, the Federated High Yield Portfolio had outperformed its benchmark, the Lehman Brothers High Yield 2% Issuer Constrained Index for the five-year and since inception periods ending December 31, 2005. It was noted the Portfolio lagged its Index for the one- and three- year periods ending December 31, 2005. The Board took into account management's discussion of the Portfolio's performance.

The Board noted that the Capital Appreciation Fund, which is also advised by Janus, has substantially similar investment objectives, policies, and strategies as the Janus Capital Appreciation Portfolio. As of December 31, 2005, the Capital Appreciation Fund had outperformed its benchmarks, the S&P 500 Index and the Russell 1000 Growth Index during the quarter ended
December 31, 2005 with a 6.76% return versus returns of 2.09% and 2.98%, respectively for the Indexes. The Capital Appreciation Fund outperformed the Indexes for the one-, three-, five- and ten-year periods ended
December 31, 2005 with the exception of its five-year return versus the S&P 500 Index.

The Board noted that the Mercury Large Cap Portfolio of TST, which is also advised by Mercury, has substantially similar investment objectives, policies, and strategies as the Mercury Large-Cap Portfolio. As of December 31, 2005, the Mercury Large-Cap Core Portfolio of TST had outperformed its benchmark, the Russell 1000 Index, for the one-, three-, and five-year periods ending
December 31, 2005.

The Board noted that the MFS(R) Value Portfolio of TST, which is also advised by MFS, has substantially similar investment objectives, policies, and strategies as the MFS(R) Value Portfolio. As of December 31, 2005, the MFS(R) Value Portfolio had slightly lagged its benchmark, the Russell 1000 Value Index for the one-year, three-year and since inception periods ending December 31, 2005. The Board took into account management's discussion of the Portfolio's performance.

The Board noted that TST's Pioneer Fund Portfolio, advised by Pioneer, has substantially similar investment objectives, policies and strategies as the Pioneer Fund Portfolio. As of December 31, 2005, the Pioneer Fund Portfolio had outperformed its benchmark, the S&P 500 Index, for the one-year and since inception periods ending December 31, 2005 and the similarly managed Pioneer Fund had outperformed the S&P 500 Index for one-, five- and ten-year periods ended December 31, 2005.

The Board noted that TST's Pioneer Mid Cap Value Portfolio, advised by Pioneer, has substantially similar investment objectives, policies and strategies as the Pioneer Mid-Cap Value Portfolio. As of December 31, 2005, the Pioneer Mid Cap Value Portfolio of TST had lagged its benchmark, the Russell Midcap Value Index for the one-, three- and five-year periods ending December 31, 2005. The Board took into account management's discussion of the Portfolio's performance.

It was noted that the Board had reviewed information regarding each Adviser's practices regarding soft dollars and best execution. The Board also noted that certain Advisers (MFS, Dreman and Federated), through its respective relationship as an Adviser to the applicable Portfolio, may engage in soft dollar transactions for proprietary research or brokerage services. While each Adviser selects brokers primarily on the basis of their execution capabilities, the direction of transactions may at times be based on the quality and amount of research such brokers provide. The Board noted that each Adviser must select brokers who meet the Trust's requirements for best execution. The Board concluded that the benefits accruing to MFS, Dreman or Federated by virtue of the respective Adviser's relationship to the respective Portfolio are fair and reasonable.

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

In considering the profitability to each Adviser of its relationship with each Portfolio, the Board noted that the fees under each Advisory Agreement were paid by the Manager out of the management fees that it receives under the Management Agreement. The Board also relied on the ability of the Manager to negotiate the Advisory Agreement and the fees thereunder at arm's length. For each of the above reasons, the profitability to each Adviser from its relationship with each Portfolio was a not a material factor in the Board's deliberations. For similar reasons, the Board did not consider the potential economies of scale in each Adviser's management of each Portfolio to be a material factor in its consideration, although it was noted that the advisory fee schedule for each Portfolio except Batterymarch Growth & Income and Batterymarch Mid-Cap Stock Portfolios contained breakpoints that reduced the fee rate on assets above specified levels.

In considering each Advisory Agreement, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of each Adviser, the Board determined approval of each Advisory Agreement was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved each Advisory Agreement.

LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO

At a meeting of the Board of Trustees of the Trust held on May 24, 2006, the Board of Trustees, including the Disinterested Trustees, initially approved the investment advisory agreement (the "Advisory Agreement") with respect to the Legg Mason Partners Managed Portfolio (the "Portfolio") between the Manager and CAM North America LLC ("CAM" or the "Adviser").

The Board of Trustees approved the Advisory Agreement between the Manager and CAM based on a number of factors relating to CAM's ability to perform under the Advisory Agreement. These factors included: CAM's management style and long-term performance record with comparable funds; CAM's current level of staffing and its overall resources; CAM's financial condition; and CAM's compliance systems and any disciplinary history. The Disinterested Trustees were advised by independent legal counsel throughout the process.

It was noted that there would be no advisory fee paid to CAM, an affiliate of the Portfolio's other current Advisers, under the Advisory Agreement since Met Investors Advisory LLC was currently paying advisory fees to both Western Asset Management Company and Batterymarch Financial Management, Inc., affiliates of CAM, to manage the Portfolio's fixed income and equity portions.

In approving the Advisory Agreement, the Board reviewed CAM's management style and long-term performance record, including for a fund comparable to the portion of the Portfolio that the Adviser would manage. The Trustees noted that the Legg Mason Partners Convertible Fund outperformed its benchmarks for the one-, three-, and five-year periods ended March 31, 2006.

In considering the profitability to the Adviser of its relationship with the Portfolio, the Board noted that no advisory fee will be paid under the Advisory Agreement. The Board noted that the fees paid to the Adviser's affiliates under the Portfolio's other Advisory Agreement's were paid by the Manager out of the management fees that it receives under the Management Agreement. The Board also relied on the ability of the Manager to negotiate the Advisory Agreement and the fees thereunder at arm's length. For each of the above reasons, the profitability to the Adviser and its affiliates from its relationship with the Portfolio was a not a material factor in the Board's deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Adviser's management of the Portfolio to be a material factor in its consideration, although it was noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rate on assets above specified levels.

In connection with these considerations, the Board of Trustees determined that a sub-advisory arrangement between the Manager and CAM was in the best interests of the Portfolio and its shareholders. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of CAM with comparable funds, the Board (including a majority of Disinterested Trustees) determined approval of the Advisory Agreement was in the best interests of the Portfolio.

                                      359

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ITEM 2. CODE OF ETHICS.

Item applicable only to annual report on Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Item applicable only to annual report on Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Item applicable only to annual report on Form N-CSR.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant does not have procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Within 90 days of the filing date of this Form N-CSR, Elizabeth M. Forget, the registrant's President and Jeffrey A. Tupper, the registrant's Chief Financial Officer and Treasurer, reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) (the "Procedures") and evaluated their effectiveness. Based on their review, Ms. Forget and Mr. Tupper determined that the Procedures adequately ensure that information required to be disclosed by the registrant in its periodic reports filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods required by the Securities and Exchange Commission.

(b) There were no significant changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1)  Not applicable.

(a)(2) The certifications required by Rule 30a-2(a) of the 1940 Act are attached hereto.

(a)(3)  Not applicable.

(b)     The certifications required by Rule 30a-2(b) of the 1940 Act and
        Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MET INVESTORS SERIES TRUST

By: /s/ Elizabeth M. Forget
    -----------------------
    Elizabeth M. Forget
    President

Date: September 6, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Elizabeth M. Forget
    -----------------------
    Elizabeth M. Forget
    President

Date: September 6, 2006

By: /s/ Jeffrey A. Tupper
    -------------------------------------
    Jeffrey A. Tupper
    Chief Financial Officer and Treasurer

Date: September 6, 2006